              SCHWABFUNDS-Registered Trademark-


       SCHWAB EQUITY
       INDEX FUNDS




           SEMIANNUAL REPORT
                  AND
     AN IMPORTANT NOTICE REGARDING
         DELIVERY OF SHAREHOLDER
               DOCUMENTS




     April 30, 2000

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

Mailings of your SchwabFunds shareholder documents may be householded indefinitely unless you instruct us otherwise.

ADDITIONAL COPIES OF SHAREHOLDER DOCUMENTS

ALL SCHWABFUNDS PROSPECTUSES AND SHAREHOLDER REPORTS ARE AVAILABLE FREE OF CHARGE AND MAY BE REQUESTED AT ANY TIME BY CALLING SCHWAB AS INDICATED BELOW. SCHWABFUNDS PROSPECTUSES ARE ALSO AVAILABLE ON OUR WEB SITE AT WWW.SCHWAB.COM.

If you would prefer that your SchwabFunds mailings not be householded, please contact:

- SCHWAB SIGNATURE SERVICES-TM- CLIENTS: Schwab Signature Services.

- INVESTMENT MANAGER CLIENTS: Schwab at 1-800-515-2157, or your investment manager.

- ALL OTHER CLIENTS: Schwab at 1-800-435-4000.

Your instructions that householding not apply to your accounts holding SchwabFunds will be effective within 30 days of receipt by Schwab.

                          SCHWABFUNDS-Registered Trademark-


                   SCHWAB EQUITY
                   INDEX FUNDS


                  - SCHWAB S&P 500 FUND

                  - SCHWAB 1000 FUND-Registered Trademark-

                  - SCHWAB TOTAL STOCK
                    MARKET INDEX FUND-TM-

                  - SCHWAB SMALL-CAP
                    INDEX FUND-Registered Trademark-

                  - SCHWAB INTERNATIONAL
                    INDEX FUND-Registered Trademark-




                  Semiannual Report
                  April 30, 2000

SCHWAB EQUITY INDEX FUNDS

We are pleased to bring you this semiannual report for the Schwab Equity Index Funds (the funds) for the six-month period ended April 30, 2000. This report includes the following five funds and all classes--Investor Shares, e.Shares-TM-and Select Shares-TM-:

  - Schwab S&P 500 Fund

  - Schwab 1000 Fund-Registered Trademark-
  - Schwab Total Stock Market Index Fund-TM-

  - Schwab Small-Cap Index Fund-Registered Trademark-

  - Schwab International Index Fund-Registered Trademark-

As covered in their respective sections of this report, all the funds seek to achieve their primary objectives of tracking or matching the price and dividend performance of their benchmark indices during the reporting period. In addition, the funds also succeeded in maintaining the tax efficiencies and low costs designed to help maximize long-term performance results.

FUND LISTINGS

The funds are listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY and most local newspapers under the heading
SCHWABFUNDS-Registered Trademark-:

NEWSPAPER LISTING  SYMBOL
S&P e              SWPEX
S&P Inv            SWPIX
S&P Sel            SWPPX
1000 Inv           SNXFX
1000 Sel           SNXSX
TSM Inv            SWTIX
TSM Sel            SWTSX
SmCp Inv           SWSMX
Sm Cp Sel          SWSSX
Intl Inv           SWINX
Intl Sel           SWISX

CONTENTS

---------------------------------------------
A Message from the Chairman                 1
---------------------------------------------
What Every Investor Should Know             2
---------------------------------------------
Market Overview                             4
---------------------------------------------
Schwab S&P 500 Fund
  FUND PERFORMANCE                          8
  PORTFOLIO SNAPSHOT                       13
---------------------------------------------
Schwab 1000 Fund
  FUND PERFORMANCE                         15
  PORTFOLIO SNAPSHOT                       19
---------------------------------------------
Schwab Total Stock Market Index Fund
  FUND PERFORMANCE                         21
  PORTFOLIO SNAPSHOT                       24
---------------------------------------------
Schwab Small-Cap Index Fund
  FUND PERFORMANCE                         26
  PORTFOLIO SNAPSHOT                       30
---------------------------------------------
Schwab International Index Fund
  FUND PERFORMANCE                         32
  PORTFOLIO SNAPSHOT                       36
---------------------------------------------
Portfolio Management                       38
---------------------------------------------
Fund Discussion                            39
---------------------------------------------
Glossary                                   46
---------------------------------------------
Financial Statements and Notes             48
---------------------------------------------

S&P 500-REGISTERED TRADEMARK- IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE BY THE SCHWAB CAPITAL TRUST. THE SCHWAB S&P 500 FUND IS NOT SPONSORED, SOLD OR PROMOTED BY
STANDARD & POOR'S-REGISTERED TRADEMARK-, AND THEY MAKE NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

A MESSAGE FROM THE CHAIRMAN

[PHOTO]
Dear Shareholder,

During the last few years, the benefits of investing have been readily apparent, while the risks have been somewhat less obvious. In recent months, however, investors have been subject to larger swings in the market, even within the span of a single day.

Given this divergent environment, the message is clear: Expect volatility, maintain a long-term view and ensure your investment strategy is appropriate for your risk tolerance and time horizon. One way to lessen the impact of volatility on your portfolio is to adequately diversify your investments, both within and across asset sectors, namely cash equivalents, bonds and stocks. With its broad range of funds, SchwabFunds-Registered Trademark- can help form the foundation of a diversified investment plan. Our asset allocation funds can even provide diversification within a single fund.

We recently added four new sector funds, the Schwab Focus Funds, to our SchwabFunds offering. Each invests in a group of industries within a specific sector--Communications, Financial Services, Healthcare and Technology--and can be an effective complement to individual stock investing. Each Focus Fund concentrates its investing in companies in a specific sector and may involve a greater degree of risk than an investment in mutual funds with greater diversification. For more information on the Schwab Focus Funds, please call 1-800-435-4000 and request a prospectus. The prospectus contains more information on fund fees and expenses as well as risks. Please read it carefully before investing.

As a leader in online brokerage, we recognize the value of the web as a means of communicating timely, relevant information to investors. Regular updates on all the SchwabFunds, including performance data, are available on our Web site at WWW.SCHWAB.COM/SCHWABFUNDS. We encourage you to take advantage of this valuable resource.

Thank you for your investment in SchwabFunds. For its part, SchwabFunds will do everything we can to warrant the trust you have placed in us.

Sincerely,

/s/ Charles R. Schwab
Charles R. Schwab
April 30, 2000

WHAT EVERY INVESTOR SHOULD KNOW

WHY ASSET ALLOCATION MATTERS

As most investors know, one of the most compelling reasons to invest in a mutual fund is diversification. By allocating your assets across many different securities, a fund can help reduce the risk that you might otherwise encounter by owning just a few stocks or bonds.

But remember that diversification ACROSS asset classes can be just as important as diversification WITHIN one of the mutual funds you own. As you probably know, stocks historically have offered much higher returns over the long term than bonds, cash or other asset classes, but those returns have come at the price of higher volatility. To help mitigate some of that risk, many investors often include at least some bonds and cash in their portfolios. They also diversify their exposure across different stock market segments--such as large-cap and small-cap U.S. stocks and international stocks, which tend not to move in tandem. In short, allocating assets across market segments may help reduce your overall portfolio risk.

REGULAR INVESTING STRATEGIES

Another way to help dampen the effects of short-term market volatility is to invest the same amount of money on a regular basis. With this investment strategy, known as DOLLAR-COST AVERAGING, you automatically buy more shares when stock or bond prices are low and fewer when they're high.*

A hypothetical example can help illustrate this concept. Let's say you invest $400 on a monthly basis in a single mutual fund, as shown below. Because of fluctuating prices, your per share purchase price varies monthly. A simple average of your five purchase prices would yield $8.20 per share; however, your AVERAGE COST BASIS (your total investment divided by the number of shares actually purchased) would be significantly lower--by more than $0.50 per share. The net result in this example is that your average cost per share is reduced and you'd have purchased more shares than you would have had you paid the average share price over the five-month period.

                                                No. of
                         Fixed       Share      Shares
                       Investment    Price     Purchased
--------------------------------------------------------
Month 1                    $400       $10           40
--------------------------------------------------------
Month 2                    $400        $8           50
--------------------------------------------------------
Month 3                    $400        $5           80
--------------------------------------------------------
Month 4                    $400        $8           50
--------------------------------------------------------
Month 5                    $400       $10           40
--------------------------------------------------------
Totals                   $2,000       $41          260
--------------------------------------------------------

AVERAGE SHARE PRICE ($41 DIVIDED BY 5
periods):                                        $8.20
YOUR AVERAGE COST BASIS
  ($2,000  DIVIDED BY 260 shares)                $7.69
PER-SHARE ADVANTAGE:                             $0.51

This example is for illustrative purposes only and is not intended to predict or guarantee the performance of any particular fund available through Schwab.

(Of course, in this example, hindsight shows you that your best move would have been to invest your entire $2,000 in Month 3, when the share price was at a low of $5--but it's unlikely that you would have been able to predict that.)

* Regular investing strategies such as dollar-cost averaging do not assure a profit or protect against a loss in declining markets. Since such a strategy involves continuous investment, investors should consider their ability to continue purchases through periods of low price levels.
2

  SCHWAB'S 10 INVESTING PRINCIPLES

   1. START WITH THE BASICS FOR LONG-TERM INVESTING.

   2. GET STARTED NOW!

   3. KNOW YOURSELF.

   4. INVEST IN THE STOCK MARKET FOR GROWTH.

   5. TAKE A LONG-TERM VIEW.

   6. BUILD A DIVERSIFIED PORTFOLIO.

   7. CONSIDER BONDS AND CASH FOR DIVERSIFICATION AND INCOME.

   8. MINIMIZE YOUR EXPENSES.

   9. STAY ON TRACK.

  10. BECOME A LIFELONG INVESTOR.

In addition to reducing your per-share costs over time, dollar-cost averaging provides another benefit: the discipline of investing regularly. You're more likely to maintain a regular investment plan if it's automatic: You don't have to think about it, and you minimize any propensity to skip an investment in favor of some other expenditure. To encourage this discipline, Schwab offers you two convenient, no cost ways to begin or maintain a program of regular investing:

Schwab's AUTOMATIC INVESTMENT PLAN (AIP) allows you to automatically purchase--on a regular basis--additional shares in mutual funds that you already own. You can choose to invest as little as $100--twice a month, monthly or quarterly.(1)

With Schwab MoneyLink-Registered Trademark- electronic funds transfer service, you can easily request fund transfers between your Schwab account and your accounts at other financial institutions. You can schedule automatically recurring transfers for easy long-term savings. Or request a transfer via the Web, by automated touch-tone phone, or through a Schwab representative anytime, day or night.

Please be aware that these programs and dollar-cost averaging in general do not ensure a profit or protect against a loss, and investors should know that markets fall as well as rise. Because dollar-cost averaging involves continuous investment in securities regardless of fluctuating prices, you should consider your financial ability to purchase in both up and down markets. Over the long term, however, dollar-cost averaging may help to smooth out volatility caused by shortterm market trends. For more information on the Automatic Investment Plan or MoneyLink, please call us at 1-800-435-4000.

WE MAKE IT EASY TO INVEST

We try to make it easy and convenient for you to invest in SchwabFunds-Registered Trademark-. In addition to our automated methods that allow you to invest or transfer money to your Schwab account on a regular basis, you can also invest through our Web site at WWW.SCHWAB.COM/SCHWABFUNDS; through our automated touch-tone telephone service, TeleBroker-Registered Trademark-, by calling 1-800-272-4922; or in person at any of our nationwide branches.

KEEPING YOU INFORMED

You can find a wealth of information about our investment philosophy and funds, as well as updated fund performance data at our Web site:
WWW.SCHWAB.COM/SCHWABFUNDS.

(1) Includes uninvested cash and margin cash available. If sufficient cash is not available, your automatic purchases will not be made.

MARKET OVERVIEW

U.S. ECONOMIC GROWTH

April 2000 marked the beginning of the tenth year of the current expansion, making it the longest in U.S. history. Gross Domestic Product (GDP) grew at a real (inflation adjusted) rate of 4.6% during 1999--the fourth consecutive year at 4% or more and 5.4% during the first quarter of 2000. This rate is considered by most economists and the Federal Reserve (Fed) to be in excess of what the economy can absorb without experiencing inflationary pressures, perhaps 3.5% to 4.0%. High levels of consumer spending fueled by rising incomes, personal wealth and consumer confidence, as well as strong business capital investment and a healthy housing sector, have been the principal factors driving this lengthy expansion.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

REAL GDP GROWTH RATE
Quarterly Percentage Change (Annualized Rate)

Q1 1990   5.0%
Q2 1990   1.0%
Q3 1990  -0.6%
Q4 1990  -3.0%
Q1 1991  -1.7%
Q2 1991   2.6%
Q3 1991   1.3%
Q4 1991   2.5%
Q1 1992   4.3%
Q2 1992   4.0%
Q3 1992   3.1%
Q4 1992   5.2%
Q1 1993  -0.7%
Q2 1993   2.1%
Q3 1993   1.5%
Q4 1993   6.0%
Q1 1994   3.6%
Q2 1994   5.7%
Q3 1994   2.2%
Q4 1994   5.1%
Q1 1995   1.5%
Q2 1995   0.8%
Q3 1995   3.2%
Q4 1995   3.3%
Q1 1996   2.9%
Q2 1996   6.9%
Q3 1996   2.2%
Q4 1996   4.9%
Q1 1997   4.9%
Q2 1997   5.1%
Q3 1997   4.0%
Q4 1997   3.1%
Q1 1998   6.7%
Q2 1998   2.1%
Q3 1998   3.8%
Q4 1998   5.9%
Q1 1999   3.7%
Q2 1999   1.9%
Q3 1999   5.7%
Q4 1999   7.3%
Q1 2000   5.4%

Source: BLOOMBERG L.P.

Looking ahead, the availability of increasingly scarce labor resources and the domestic consumers' response to continued stock market volatility may be key determinants of whether the economy continues on its current course or softens throughout 2000. The Fed has raised the federal funds rate by 1.75% since June 1999 in an as yet unsuccessful effort to moderate the economy's rapid growth rate. The consensus of most economists is that the U.S. economy appears poised for continued strong growth and additional intervention by the Fed (increases in the federal funds rate) until the growth rate of the economy slows to a more sustainable level.

UNEMPLOYMENT

The unemployment rate dropped to 3.9% in April 2000, a three-decade low. Employment growth continues to outstrip population growth. Reflecting a shrinking pool of available workers, labor markets continue to be extremely tight in many areas of the country and there has been some regional evidence of labor shortages driving up wages. The labor force participation rate, which measures the employment population as a percent of the total population, is at a post-war high. Growth in the labor force has slowed, and the Fed has expressed its concern that strong demand and tight labor markets may continue to put pressure on manufacturers and service providers to raise prices.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. UNEMPLOYMENT RATE

Jan-90  5.4%
Feb-90  5.3%
Mar-90  5.2%
Apr-90  5.4%
May-90  5.4%
Jun-90  5.2%
Jul-90  5.5%
Aug-90  5.7%
Sep-90  5.9%
Oct-90  5.9%
Nov-90  6.2%
Dec-90  6.3%
Jan-91  6.4%
Feb-91  6.6%
Mar-91  6.8%
Apr-91  6.7%
May-91  6.9%
Jun-91  6.9%
Jul-91  6.8%
Aug-91  6.9%
Sep-91  6.9%
Oct-91  7.0%
Nov-91  7.0%
Dec-91  7.3%
Jan-92  7.3%
Feb-92  7.4%
Mar-92  7.4%
Apr-92  7.4%
May-92  7.6%
Jun-92  7.8%
Jul-92  7.7%
Aug-92  7.6%
Sep-92  7.6%
Oct-92  7.3%
Nov-92  7.4%
Dec-92  7.4%
Jan-93  7.3%
Feb-93  7.1%
Mar-93  7.0%
Apr-93  7.1%
May-93  7.1%
Jun-93  7.0%
Jul-93  6.9%
Aug-93  6.8%
Sep-93  6.7%
Oct-93  6.8%
Nov-93  6.6%
Dec-93  6.5%
Jan-94  6.8%
Feb-94  6.6%
Mar-94  6.5%
Apr-94  6.4%
May-94  6.1%
Jun-94  6.1%
Jul-94  6.3%
Aug-94  6.0%
Sep-94  5.8%
Oct-94  5.8%
Nov-94  5.6%
Dec-94  5.5%
Jan-95  5.6%
Feb-95  5.4%
Mar-95  5.3%
Apr-95  5.8%
May-95  5.8%
Jun-95  5.6%
Jul-95  5.6%
Aug-95  5.7%
Sep-95  5.6%
Oct-95  5.5%
Nov-95  5.7%
Dec-95  5.6%
Jan-96  5.6%
Feb-96  5.5%
Mar-96  5.6%
Apr-96  5.5%
May-96  5.6%
Jun-96  5.3%
Jul-96  5.5%
Aug-96  5.1%
Sep-96  5.2%
Oct-96  5.2%
Nov-96  5.3%
Dec-96  5.4%
Jan-97  5.3%
Feb-97  5.3%
Mar-97  5.1%
Apr-97  5.0%
May-97  4.7%
Jun-97  5.0%
Jul-97  4.7%
Aug-97  4.9%
Sep-97  4.7%
Oct-97  4.7%
Nov-97  4.6%
Dec-97  4.7%
Jan-98  4.5%
Feb-98  4.6%
Mar-98  4.6%
Apr-98  4.3%
May-98  4.3%
Jun-98  4.5%
Jul-98  4.5%
Aug-98  4.5%
Sep-98  4.5%
Oct-98  4.5%
Nov-98  4.4%
Dec-98  4.3%
Jan-99  4.3%
Feb-99  4.4%
Mar-99  4.2%
Apr-99  4.3%
May-99  4.2%
Jun-99  4.3%
Jul-99  4.3%
Aug-99  4.2%
Sep-99  4.2%
Oct-99  4.1%
Nov-99  4.1%
Dec-99  4.1%
Jan-00  4.0%
Feb-00  4.1%
Mar-00  4.1%
Apr-00  3.9%

Source: BLOOMBERG L.P.

INFLATION

Virtually all measures of price inflation exhibited upward trends during the reporting period. The Consumer Price Index (CPI) rose 3.0% for the year ended April 30, 2000. Its core rate (which excludes the more volatile food and energy components) was up 2.2%. The Personal Consumption Expenditures Index, a measure of inflation closely watched by the Fed, rose 2.3% for the same period. The GDP price deflator, the broadest measure of inflation, indicated prices rising at an annual rate of 3.2% during the first quarter of 2000.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MEASURES OF INFLATION

        CONSUMER PRICE INDEX  EMPLOYMENT COST-INDEX
          12-MONTH CHANGE        12-MONTH CHANGE
             (MONTHLY)             (QUARTERLY)
Jan-90                  5.2%                   5.5%
Feb-90                  5.3%                   5.5%
Mar-90                  5.2%                   5.5%
Apr-90                  4.7%                   5.4%
May-90                  4.4%                   5.4%
Jun-90                  4.7%                   5.4%
Jul-90                  4.8%                   5.2%
Aug-90                  5.6%                   5.2%
Sep-90                  6.2%                   5.2%
Oct-90                  6.3%                   4.9%
Nov-90                  6.3%                   4.9%
Dec-90                  6.1%                   4.9%
Jan-91                  5.7%                   4.6%
Feb-91                  5.3%                   4.6%
Mar-91                  4.9%                   4.6%
Apr-91                  4.9%                   4.6%
May-91                  5.0%                   4.6%
Jun-91                  4.7%                   4.6%
Jul-91                  4.4%                   4.3%
Aug-91                  3.8%                   4.3%
Sep-91                  3.4%                   4.3%
Oct-91                  2.9%                   4.3%
Nov-91                  3.0%                   4.3%
Dec-91                  3.1%                   4.3%
Jan-92                  2.6%                   4.0%
Feb-92                  2.8%                   4.0%
Mar-92                  3.2%                   4.0%
Apr-92                  3.2%                   3.6%
May-92                  3.0%                   3.6%
Jun-92                  3.1%                   3.6%
Jul-92                  3.2%                   3.5%
Aug-92                  3.1%                   3.5%
Sep-92                  3.0%                   3.5%
Oct-92                  3.2%                   3.5%
Nov-92                  3.0%                   3.5%
Dec-92                  2.9%                   3.5%
Jan-93                  3.3%                   3.5%
Feb-93                  3.2%                   3.5%
Mar-93                  3.1%                   3.5%
Apr-93                  3.2%                   3.6%
May-93                  3.2%                   3.6%
Jun-93                  3.0%                   3.6%
Jul-93                  2.8%                   3.6%
Aug-93                  2.8%                   3.6%
Sep-93                  2.7%                   3.6%
Oct-93                  2.8%                   3.5%
Nov-93                  2.7%                   3.5%
Dec-93                  2.7%                   3.5%
Jan-94                  2.5%                   3.2%
Feb-94                  2.5%                   3.2%
Mar-94                  2.5%                   3.2%
Apr-94                  2.4%                   3.2%
May-94                  2.3%                   3.2%
Jun-94                  2.5%                   3.2%
Jul-94                  2.8%                   3.2%
Aug-94                  2.9%                   3.2%
Sep-94                  3.0%                   3.2%
Oct-94                  2.6%                   3.0%
Nov-94                  2.7%                   3.0%
Dec-94                  2.7%                   3.0%
Jan-95                  2.8%                   2.9%
Feb-95                  2.9%                   2.9%
Mar-95                  2.9%                   2.9%
Apr-95                  3.1%                   2.9%
May-95                  3.2%                   2.9%
Jun-95                  3.0%                   2.9%
Jul-95                  2.8%                   2.7%
Aug-95                  2.6%                   2.7%
Sep-95                  2.5%                   2.7%
Oct-95                  2.8%                   2.7%
Nov-95                  2.6%                   2.7%
Dec-95                  2.5%                   2.7%
Jan-96                  2.7%                   2.8%
Feb-96                  2.7%                   2.8%
Mar-96                  2.8%                   2.8%
Apr-96                  2.9%                   2.9%
May-96                  2.9%                   2.9%
Jun-96                  2.8%                   2.9%
Jul-96                  3.0%                   2.8%
Aug-96                  2.9%                   2.8%
Sep-96                  3.0%                   2.8%
Oct-96                  3.0%                   2.9%
Nov-96                  3.3%                   2.9%
Dec-96                  3.3%                   2.9%
Jan-97                  3.0%                   2.9%
Feb-97                  3.0%                   2.9%
Mar-97                  2.8%                   2.9%
Apr-97                  2.5%                   2.8%
May-97                  2.2%                   2.8%
Jun-97                  2.3%                   2.8%
Jul-97                  2.2%                   3.0%
Aug-97                  2.2%                   3.0%
Sep-97                  2.2%                   3.0%
Oct-97                  2.1%                   3.3%
Nov-97                  1.8%                   3.3%
Dec-97                  1.7%                   3.3%
Jan-98                  1.6%                   3.3%
Feb-98                  1.4%                   3.3%
Mar-98                  1.4%                   3.3%
Apr-98                  1.4%                   3.5%
May-98                  1.7%                   3.5%
Jun-98                  1.7%                   3.5%
Jul-98                  1.7%                   3.7%
Aug-98                  1.6%                   3.7%
Sep-98                  1.5%                   3.7%
Oct-98                  1.5%                   3.4%
Nov-98                  1.5%                   3.4%
Dec-98                  1.6%                   3.4%
Jan-99                  1.7%                   3.0%
Feb-99                  1.6%                   3.0%
Mar-99                  1.7%                   3.0%
Apr-99                  2.3%                   3.2%
May-99                  2.1%                   3.2%
Jun-99                  2.0%                   3.2%
Jul-99                  2.1%                   3.1%
Aug-99                  2.3%                   3.1%
Sep-99                  2.6%                   3.1%
Oct-99                  2.6%                   3.4%
Nov-99                  2.6%                   3.4%
Dec-99                  2.7%                   3.4%
Jan-00                  2.7%                   4.3%
Feb-00                  3.2%                   4.3%
Apr-00                  3.0%                   4.3%

Source: BLOOMBERG L.P.

Wage inflation also exhibited a marked upward trend during the reporting period. The Employment Cost Index, a measurement of the cost to employ workers, including both wages and benefits, rose 4.3% for the year ended March 31, 2000.

Although these rates of price and employment cost inflation may not be alarmingly high by historical standards, the Fed has demonstrated its resolve to keep inflation at bay through its communications and its actions (six federal funds rate increases since June 1999). In particular, the Fed has expressed concern that if labor markets continue to tighten, increases in wages will outpace productivity growth and place additional upward pressure on prices. In such an environment, productivity growth becomes particularly critical, as it enables companies to pay higher wages without raising prices. Non-farm productivity grew 3.0% in 1999 and at a 2.4% annualized rate in the first quarter of 2000--strong gains to be sure, but likely not strong enough to offset recent increases in employment costs.

ASSET CLASS PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ASSET CLASS % RETURNS DURING REPORTING PERIOD

            LEHMAN AGGREGATE  MSCI-EAFE (ND)   RUSSELL 2000    S&P 500
               BOND INDEX         INDEX       SMALL-CAP INDEX   INDEX
11/5/1999              0.61%           0.49%            3.23%    0.54%
11/12/1999             0.73%           2.02%            4.95%    2.44%
11/19/1999             0.32%           3.91%            7.62%    4.35%
11/26/1999             0.11%           5.22%            7.08%    3.95%
12/3/1999              0.15%           5.26%            8.43%    5.22%
12/10/1999             0.78%           6.67%            8.94%    4.10%
12/17/1999            -0.30%           6.78%            8.89%    4.39%
12/24/1999            -0.61%          10.69%           12.68%    7.13%
12/31/1999            -0.51%          12.55%           17.96%    8.04%
1/7/2000              -0.57%           7.42%           14.15%    6.00%
1/14/2000             -1.03%          10.06%           18.67%    7.74%
1/21/2000             -1.19%           7.61%           24.83%    5.99%
1/28/2000             -0.52%           7.11%           18.01%    0.02%
2/4/2000              -0.39%           9.34%           22.92%    4.81%
2/11/2000             -0.68%           9.96%           25.68%    2.07%
2/18/2000             -0.15%           8.31%           27.70%   -0.95%
2/25/2000              0.50%           9.16%           30.29%   -1.89%
3/3/2000               0.68%          11.46%           40.04%    3.81%
3/10/2000              0.48%          11.44%           41.37%    2.77%
3/17/2000              1.18%          10.11%           34.58%    7.88%
3/24/2000              1.05%          12.27%           34.49%   12.51%
3/31/2000              1.68%          12.10%           26.32%   10.49%
4/7/2000               2.49%          10.97%           27.26%   11.80%
4/14/2000              2.42%           7.09%            6.40%    0.02%
4/21/2000              2.33%           6.21%           12.97%    5.77%
4/28/2000              1.38%           6.10%           18.72%    7.17%

Compiled by CHARLES SCHWAB & CO., INC.

As shown on the chart above, equity valuations, especially those of small-cap and technology stocks, exhibited extreme volatility during the reporting period. The price/earnings (P/E) ratio for the

NASDAQ 100 Index fell by 33% in just 14 trading days during March and April. Remarkably, it remained at levels above 100 even after its precipitous decline.

Reversing a five-year period of relative under performance, small-cap stocks outperformed both large-cap stocks and international stocks for the six-month reporting period ended 4/30/00. Small-cap stocks as represented by the Russell 2000-Registered Trademark- Index achieved a total return of 18.7%. Large-cap stocks, as represented by the S&P 500-Registered Trademark- Index, returned 7.2%.

Dampened by relatively weak foreign currencies, International stocks, as represented by the Morgan Stanley Capital International Europe, Australia, Far East (MSCI-EAFE)-Registered Trademark- Index, achieved a return of 6.7% for the six-month reporting period ending 4/30/00. Reflecting the rise in intermediate-term interest rates, fixed income returns were generally weak for the period. Bond returns, as represented by the Lehman Brothers Aggregate Bond Index, were 1.4% for the six-month reporting period.

U.S. EQUITY VALUATION

The P/E ratio for the S&P 500-Registered Trademark- Index remained at very high levels during the reporting period and ended the period at a lofty 29.6 times earnings, slightly less than twice its long-term average. The P/E ratio, also known as a multiple, is the price of a stock divided by its earnings per share, and generally indicates how much investors are willing to pay for a company's earning potential. Based on other traditional market valuation measures such as the price-to-book value ratio or dividend yield, the U.S. stock market continues to remain at record or near record high valuation levels. Reflecting the extraordinary valuations of the technology sector, the P/E ratio (12 months trailing) for the NASDAQ 100 Index ended the period at 120.2, as compared to an average of 67 over the last five years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

S&P 500 PRICE EARNINGS RATIO

Jan-90  14.37
Feb-90  14.21
Mar-90  14.77
Apr-90  14.82
May-90  15.84
Jun-90  16.66
Jul-90  16.65
Aug-90  15.57
Sep-90  14.90
Oct-90  14.36
Nov-90  14.59
Dec-90  15.19
Jan-91  14.95
Feb-91  16.82
Mar-91  17.48
Apr-91  17.85
May-91  17.92
Jun-91  17.96
Jul-91  18.07
Aug-91  19.72
Sep-91  19.88
Oct-91  19.92
Nov-91  21.02
Dec-91  21.85
Jan-92  23.35
Feb-92  23.83
Mar-92  25.45
Apr-92  25.51
May-92  25.71
Jun-92  25.08
Jul-92  25.61
Aug-92  25.50
Sep-92  24.37
Oct-92  23.94
Nov-92  24.08
Dec-92  24.01
Jan-93  24.20
Feb-93  24.25
Mar-93  24.22
Apr-93  23.20
May-93  23.21
Jun-93  22.58
Jul-93  22.52
Aug-93  23.02
Sep-93  23.74
Oct-93  23.97
Nov-93  22.55
Dec-93  23.55
Jan-94  22.98
Feb-94  21.17
Mar-94  20.34
Apr-94  20.10
May-94  20.16
Jun-94  19.76
Jul-94  18.64
Aug-94  18.90
Sep-94  18.26
Oct-94  17.55
Nov-94  16.58
Dec-94  16.98
Jan-95  16.23
Feb-95  16.20
Mar-95  16.50
Apr-95  16.02
May-95  16.43
Jun-95  16.82
Jul-95  16.55
Aug-95  16.18
Sep-95  16.86
Oct-95  16.18
Nov-95  17.14
Dec-95  17.41
Jan-96  18.11
Feb-96  18.56
Mar-96  18.94
Apr-96  19.16
May-96  19.48
Jun-96  19.30
Jul-96  18.31
Aug-96  18.62
Sep-96  19.75
Oct-96  19.60
Nov-96  21.05
Dec-96  20.70
Jan-97  20.55
Feb-97  20.98
Mar-97  19.87
Apr-97  20.24
May-97  21.43
Jun-97  22.45
Jul-97  23.92
Aug-97  22.64
Sep-97  24.00
Oct-97  22.84
Nov-97  24.02
Dec-97  24.51
Jan-98  24.99
Feb-98  26.44
Mar-98  27.76
Apr-98  26.51
May-98  26.12
Jun-98  27.09
Jul-98  26.78
Aug-98  22.77
Sep-98  24.23
Oct-98  27.58
Nov-98  30.14
Dec-98  31.97
Jan-99  33.29
Feb-99  32.65
Mar-99  33.78
Apr-99  33.90
May-99  32.74
Jun-99  34.70
Jul-99  31.62
Aug-99  31.21
Sep-99  29.90
Oct-99  29.92
Nov-99  30.65
Dec-99  32.53
Jan-00  29.78
Feb-00  28.59
Mar-00  31.50
Apr-00  29.58

30-Year Average  15.8

Source: BLOOMBERG L.P.

TREASURY BOND YIELDS

Continuing a trend which began in October 1998, both long-term and intermediate-term rates continued to climb upward during the first three months of the reporting period. The primary driver of this upward trend was the continued strong growth of the domestic economy.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

10-YEAR AND 5-YEAR TREASURY BOND YIELDS

            TEN-YEAR TREASURY  FIVE-YEAR TREASURY
               BOND YIELD          NOTE YIELD
10.01.1999              5.97%               5.86%
10.08.1999              6.03%               5.95%
10.15.1999              6.07%               5.97%
10.22.1999              6.19%               6.10%
10.29.1999              6.02%               5.95%
11.05.1999              5.93%               5.86%
11.12.1999              5.93%               5.86%
11.19.1999              6.06%               5.99%
11.26.1999              6.12%               6.05%
12.03.1999              6.16%               6.07%
12.10.1999              6.07%               5.98%
12.17.1999              6.28%               6.19%
12.24.1999              6.41%               6.31%
12.31.1999              6.44%               6.34%
1.07.2000               6.52%               6.41%
1.14.2000               6.68%               6.58%
1.21.2000               6.77%               6.63%
1.28.2000               6.66%               6.66%
2.04.2000               6.55%               6.65%
2.11.2000               6.60%               6.70%
2.18.2000               6.49%               6.68%
2.25.2000               6.33%               6.47%
3.03.2000               6.39%               6.59%
3.10.2000               6.38%               6.60%
3.17.2000               6.19%               6.45%
3.24.2000               6.19%               6.50%
3.31.2000               6.00%               6.31%
4.07.2000               5.58%               6.18%
4.14.2000               5.58%               6.11%
4.21.2000               5.99%               6.24%
4.28.2000               6.21%               6.54%

Source: BLOOMBERG L.P.

Treasury bond yields exhibited an unusual pattern during the second half of the reporting period. Typically the yields on ten year treasury securities exceed those on five-year securities to compensate investors for the additional interest rate risk associated with longer duration securities. As shown in the graph above, late in January, this normal relationship reversed, resulting in what is referred to as a negative yield curve. This situation is a result of the accumulating budget surpluses, which are allowing the federal government to downsize its debt. The Treasury Department announced that it plans to buy back $30 billion in debt in 2000 starting with longer dated maturities because those payments carry the steepest interest payment. The anticipated reduction in supply resulting from this buyback program, as well as scaled back issuance, increased the price of the longer-term securities and resulted in a reduction in yields.

INTERNATIONAL PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MSCI-EAFE-Registered Trademark- COUNTRY US$ RETURNS
For the Six-Month Period Ended 4/30/00

Belgium         -21.4%
Austria         -14.3%
Ireland         -10.4%
Switzerland      -6.0%
Norway           -5.6%
New Zealand      -1.1%
Australia        -0.8%
United Kingdom   -0.3%
Singapore         4.8%
Netherlands       5.1%
Portugal          6.0%
Italy             6.2%
Japan             7.8%
Denmark           8.2%
Spain             9.4%
Hong Kong        17.9%
France           21.0%
Germany          21.8%
Sweden           70.7%
Finland         117.5%

Source: DATASTREAM

The MSCI-EAFE Index gained 6.7% in U.S. dollar terms (excluding reinvested dividends) during the six-month reporting period. In local currency terms, it gained 15.6%, reflecting the relative weakness of most foreign currencies (compared to the dollar) during the period.

The strongest performing countries for the period were Finland, Sweden and Germany. Those countries with the largest negative returns were Belgium, Austria and Ireland.

SCHWAB S&P 500 FUND-INVESTOR SHARES AND E.SHARES-TM-
FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/00

                                                                                                    SINCE INCEPTION
                                                     SIX MONTHS(1)              ONE YEAR               (5/1/96)
-------------------------------------------------------------------------------------------------------------------
SCHWAB S&P 500 FUND-INVESTOR SHARES(2)                   7.05%                    9.75%                 23.47%
-------------------------------------------------------------------------------------------------------------------
SCHWAB S&P 500 FUND-E.SHARES(2)                          7.03%                    9.83%                 23.59%
-------------------------------------------------------------------------------------------------------------------
S&P 500-Registered Trademark- Index                      7.19%                   10.13%                 24.05%
-------------------------------------------------------------------------------------------------------------------
Index Tracking Differential-Investor Shares             (0.14)%                  (0.38)%                (0.58)%
-------------------------------------------------------------------------------------------------------------------
Index Tracking Differential-e.Shares                    (0.16)%                  (0.30)%                (0.46)%
-------------------------------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 3/31/00. As of 3/31/00, the fund's six-month, one-year and since-inception average annual total returns were 17.32%, 17.50% and 25.00%, respectively, for the Investor Shares and 17.35%, 17.58% and 25.11%, respectively, for the e.Shares.

Also shown is the difference between the total returns of the S&P 500 Index and the Schwab S&P 500 Fund, which is often referred to as the "tracking differential." The tracking differential arises due to several factors. For example, unlike the index, the fund has operating expenses and incurs trading costs when it buys or sells securities. The fund also may hold non-index securities that can produce either higher or lower returns than their index counterparts. Furthermore, unlike the index, the fund holds a portion of its assets in cash.

TAX-SMART INVESTMENT STRATEGY

The Schwab S&P 500 Fund seeks to maximize its after-tax performance by using a strategy that helps reduce capital gains distributions. This strategy is designed to help investors keep more of what their money earns. The chart below illustrates the effects of this strategy on the three-year performance of the Schwab S&P 500 Fund-Investor Shares.

AVERAGE ANNUAL RETURNS: PRE-TAX AND AFTER-TAX

                                                                           PERIOD ENDED 4/30/00
                                                                                THREE YEARS
                                                              -----------------------------------------------
                                                               PRE TAX       AFTER TAX(2)     % LOST TO TAXES
-------------------------------------------------------------------------------------------------------------
Schwab S&P 500 Fund-Investor Shares(1)                          23.20%          22.76%             (1.90)%
-------------------------------------------------------------------------------------------------------------
Average Large-Cap Fund(3),(4)                                   22.04%          19.45%            (11.75)%
-------------------------------------------------------------------------------------------------------------

(1) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, the fund's average annual returns would have been lower.

(2) After-tax returns assume the maximum federal income tax rate of 39.6% on dividends and 20% on capital gains distributions. Tax rates vary and may be higher or lower than those shown. State and local taxes have not been considered. After-tax return information is not applicable to shareholders in tax-deferred accounts such as IRAs or 401ks. Past after-tax information is not a prediction of future tax efficiency. These after-tax returns do not reflect any taxes you may have to pay as a result of selling your shares.

(3) Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the fund. Investors cannot invest in an index fund.

(4) Source: Morningstar, Inc. The large-cap fund category contains 832 funds with three-year track records as of 4/30/00. These funds may or may not follow a tax-efficient strategy similar to that followed by the Schwab S&P 500 Fund.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

          SCHWAB S&P 500     S&P 500 INDEX  SCHWAB S&P 500
       FUND-INVESTOR SHARES                 FUND-E.SHARES
5/96                $10,000        $10,000         $10,000
5/96                $10,250        $10,257         $10,250
6/96                $10,290        $10,296         $10,290
7/96                 $9,840         $9,841          $9,840
8/96                $10,040        $10,049         $10,050
9/96                $10,600        $10,613         $10,600
10/96               $10,880        $10,906         $10,890
11/96               $11,690        $11,731         $11,710
12/96               $11,462        $11,498         $11,473
1/97                $12,157        $12,216         $12,179
2/97                $12,248        $12,312         $12,270
3/97                $11,744        $11,808         $11,766
4/97                $12,430        $12,511         $12,452
5/97                $13,186        $13,272         $13,209
6/97                $13,760        $13,867         $13,794
7/97                $14,849        $14,969         $14,873
8/97                $14,012        $14,131         $14,036
9/97                $14,778        $14,904         $14,803
10/97               $14,284        $14,406         $14,318
11/97               $14,930        $15,073         $14,964
12/97               $15,184        $15,332         $15,227
1/98                $15,357        $15,502         $15,390
2/98                $16,455        $16,620         $16,490
3/98                $17,289        $17,471         $17,336
4/98                $17,452        $17,647         $17,499
5/98                $17,147        $17,344         $17,193
6/98                $17,838        $18,048         $17,886
7/98                $17,645        $17,857         $17,692
8/98                $15,092        $15,278         $15,136
9/98                $16,058        $16,257         $16,103
10/98               $17,340        $17,579         $17,397
11/98               $18,387        $18,645         $18,446
12/98               $19,443        $19,718         $19,504
1/99                $20,253        $20,543         $20,316
2/99                $19,617        $19,904         $19,679
3/99                $20,397        $20,700         $20,459
4/99                $21,176        $21,501         $21,240
5/99                $20,663        $20,994         $20,737
6/99                $21,812        $22,159         $21,878
7/99                $21,125        $21,467         $21,199
8/99                $21,012        $21,360         $21,086
9/99                $20,428        $20,775         $20,501
10/99               $21,709        $22,090         $21,795
11/99               $22,150        $22,539         $22,227
12/99               $23,448        $23,866         $23,536
1/00                $22,266        $22,668         $22,350
2/00                $21,841        $22,239         $21,924
3/00                $23,967        $24,415         $24,057
4/00                $23,241        $23,680         $23,328

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab S&P 500 Fund-Investor Shares and e.Shares,-TM- made at their inception, with a similar investment in the S&P 500-Registered Trademark- Index.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the fund. Investors cannot invest in an index directly.

ASSETS

------------------------------------------------------------------------
Total net assets as of 10/31/99 (000s)                        $3,617,323
------------------------------------------------------------------------
Total net assets as of 4/30/00 (000s)                         $3,962,602
------------------------------------------------------------------------
Percentage growth from 10/31/99 to 4/30/00                          9.5%
------------------------------------------------------------------------

SCHWAB S&P 500 FUND-SELECT SHARES-TM-
FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/00

                                                                                                SINCE INCEPTION
                                                   SIX MONTHS(1)            ONE YEAR               (5/19/97)
---------------------------------------------------------------------------------------------------------------
SCHWAB S&P 500 FUND-SELECT
SHARES(2),(3)                                           7.13%                 9.93%                 22.17%
---------------------------------------------------------------------------------------------------------------
S&P 500-Registered Trademark- Index                     7.19%                10.13%                 22.46%
---------------------------------------------------------------------------------------------------------------
Index Tracking Differential-Select
Shares                                                 (0.06)%               (0.20)%                (0.29)%
---------------------------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 3/31/00. As of 3/31/00, the fund's six-month, one-year and since-inception average annual total returns were 17.44%, 17.74% and 24.20%, respectively.

Also shown is the difference between the total returns of the S&P 500 Index and the Schwab S&P 500 Fund, often referred to as the "tracking differential." (See page 8 for a more detailed discussion).

(1) Actual, not annualized, because period is less than one year.

(2) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, the fund's average annual returns would have been lower.

(3) The required minimum initial investment in the Select Shares is $50,000.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A HYPOTHETICAL $50,000 INVESTMENT

         SCHWAB S&P 500    S&P 500 INDEX
       FUND-SELECT SHARES
5/97              $50,000        $50,000
5/97              $50,935        $50,930
6/97              $53,190        $53,212
7/97              $57,395        $57,442
8/97              $54,165        $54,225
9/97              $57,120        $57,191
10/97             $55,215        $55,281
11/97             $57,745        $57,841
12/97             $58,745        $58,836
1/98              $59,375        $59,489
2/98              $63,660        $63,778
3/98              $66,880        $67,043
4/98              $67,550        $67,720
5/98              $66,370        $66,556
6/98              $69,040        $69,258
7/98              $68,295        $68,524
8/98              $58,435        $58,629
9/98              $62,165        $62,387
10/98             $67,155        $67,459
11/98             $71,245        $71,547
12/98             $75,340        $75,668
1/99              $78,475        $78,831
2/99              $76,015        $76,379
3/99              $79,030        $79,434
4/99              $82,085        $82,509
5/99              $80,140        $80,561
6/99              $84,545        $85,033
7/99              $81,885        $82,380
8/99              $81,490        $81,968
9/99              $79,230        $79,721
10/99             $84,230        $84,767
11/99             $85,935        $86,491
12/99             $91,000        $91,585
1/00              $86,420        $86,987
2/00              $84,770        $85,341
3/00              $93,050        $93,687
4/00              $90,235        $90,867

The above graph compares the growth of a hypothetical $50,000 investment in the Schwab S&P 500 Fund-Select Shares, made at its inception, with a similar investment in the S&P 500-Registered Trademark- Index.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the fund. Investors cannot invest in an index directly.

ASSETS

------------------------------------------------------------------------
Total net assets as of 10/31/99 (000s)                        $3,750,052
------------------------------------------------------------------------
Total net assets as of 4/30/00 (000s)                         $4,076,351
------------------------------------------------------------------------
Percentage growth from 10/31/99 to 4/30/00                          8.7%
------------------------------------------------------------------------

SCHWAB S&P 500 FUND
PORTFOLIO SNAPSHOT

The Schwab S&P 500 Fund (the fund) invests primarily in common stocks of the S&P 500-Registered Trademark- Index, a widely recognized, unmanaged index of 500 large-cap stocks selected by Standard & Poor's.-Registered Trademark- As of April 30, 2000, the aggregate market capitalization of the S&P 500 Index represented approximately 80% of the total value of the U.S. stock market.* Common stocks of the 50 largest companies in the S&P 500 Index accounted for approximately 57% of the index. The information below and on the following page provides a snapshot of the fund's characteristics as of 4/30/00, and is not indicative of its composition after that date. The terms used below are defined beginning on page 46. A complete list of the securities in the fund's portfolio as of 4/30/00 is provided in the Schedule of Investments later in this report.

FUND FACTS

                                                         SCHWAB S&P 500 FUND-                       PEER GROUP
                                                           INVESTOR SHARES                           AVERAGE+
----------------------------------------------------------------------------------------------------------------------
Number of Issues                                                   505                                    138
----------------------------------------------------------------------------------------------------------------------

Median Market Cap ($ Mil)                                      $95,991+                               $58,904
----------------------------------------------------------------------------------------------------------------------

Price/Earnings (P/E) Ratio                                        37.0+                                  35.4
----------------------------------------------------------------------------------------------------------------------

Price/Book (P/B) Ratio                                            10.4+                                   9.5
----------------------------------------------------------------------------------------------------------------------
12-Month Yield                                                    0.81%+                                 0.45%
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                              6%                                    75%
----------------------------------------------------------------------------------------------------------------------

Three-Year Beta                                                   1.00+                                  0.94
----------------------------------------------------------------------------------------------------------------------
Expense Ratio                                                     0.35%**                                1.34%
----------------------------------------------------------------------------------------------------------------------

 * Source: Wilshire Associates. The U.S. stock market as represented by the Wilshire 5000 Index.

** Reflects a voluntary reduction by Charles Schwab Investment Management, Inc.
   (investment adviser), and Schwab, which is guaranteed through at least 2/28/01 (excluding interest, taxes and certain non-routine expenses).

+ Source: Morningstar. This information is as of 4/30/00, and is for illustrative purposes only. It is not intended to show, predict or guarantee future composition of the fund. The peer group average is based on 2,297 large-cap funds as tracked by Morningstar.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       PORTFOLIO COMPOSITION BY INDUSTRY
                                 AS OF 4/30/00

Other                             25.2%
Business Machines and Software    16.5%
Electronics                       12.2%
Healthcare/Drugs and Medicine      9.6%
Telephone                          6.9%
Retail                             5.9%
Producer Goods and Manufacturing   5.5%
Miscellaneous Finance              5.2%
Banks                              4.7%
Business Services                  4.5%
Media                              3.8%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         EQUITY INVESTMENT STYLE BOX(1)
                                 AS OF 4/30/00

-STYLE-
Value    Blend  Growth  -Market Cap-
             X                 Large
                              Medium
                               Small

TOP 10 HOLDINGS
AS A PERCENTAGE OF FUND INVESTMENTS(2)

---------------------------------------------
General Electric, Co.                    4.1%
---------------------------------------------
Cisco Systems, Inc.                      3.8%
---------------------------------------------
Intel Corp.                              3.4%
---------------------------------------------
Microsoft Corp.                          2.9%
---------------------------------------------
Exxon Mobil Corp.                        2.1%
---------------------------------------------

---------------------------------------------
Wal-Mart Stores, Inc.                    2.0%
---------------------------------------------
Oracle Corp.                             1.8%
---------------------------------------------
International Business Machines Corp.    1.6%
---------------------------------------------
Citigroup, Inc.                          1.6%
---------------------------------------------
Lucent Technologies, Inc.                1.6%
---------------------------------------------

(1) Source: Morningstar, Inc. The style box illustrates the composition of the fund's portfolio as of 4/30/00. It is not indicative of the fund's holdings after that date, nor does it represent an exact assessment of risk or future assessment or any type of future performance. Placement is based on the fund's P/E and P/B ratios relative to the S&P 500-Registered Trademark-Index, as well as the size of the companies in which it invests, or median market capitalization.

(2) Nothing in this report represents a recommendation of a security by the investment adviser.

SCHWAB 1000 FUND-REGISTERED TRADEMARK--INVESTOR SHARES
FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/00

                                                                                                SINCE INCEPTION
                                                        SIX MONTHS(1)   ONE YEAR   FIVE YEARS      (4/2/91)
---------------------------------------------------------------------------------------------------------------
SCHWAB 1000 FUND-INVESTOR SHARES(2)                          8.88%       11.10%      24.55%         18.20%
---------------------------------------------------------------------------------------------------------------
Schwab 1000 Index-Registered Trademark-                      9.05%       11.34%      25.05%         18.68%
---------------------------------------------------------------------------------------------------------------
Index Tracking Differential-Investor Shares                 (0.17)%      (0.24)%     (0.50)%        (0.48)%
---------------------------------------------------------------------------------------------------------------
S&P 500-Registered Trademark- Index(3)                       7.19%       10.13%      25.26%         18.60%
---------------------------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 3/31/00. As of 3/31/00, the fund's six-month, one-year, five-year and since inception average annual total returns were 20.61%, 20.13%, 26.13% and 18.88%, respectively.

Also shown is the difference between the total returns of the Schwab 1000 Index and the Schwab 1000 Fund, which is often referred to as the "tracking differential." (See page 8 for a more detailed discussion).

TAX-SMART INVESTMENT STRATEGY

The Schwab 1000 Fund seeks to maximize its after-tax performance by using a strategy that helps reduce capital gains distributions. This strategy is designed to help investors keep more of what their money earns. The chart below illustrates the effects of this strategy on the five-year performance of the Schwab 1000 Fund-Investor Shares.

AVERAGE ANNUAL RETURNS: PRE-TAX AND AFTER-TAX

                                                                          PERIOD ENDED 4/30/00
                                                                               FIVE YEARS
                                                              --------------------------------------------
                                                              PRE TAX     AFTER TAX(4)     % LOST TO TAXES
----------------------------------------------------------------------------------------------------------
Schwab 1000 Fund-Investor Shares(2)                           24.55%         24.06%             (2.00)%
----------------------------------------------------------------------------------------------------------
Average Large-Cap Fund(5)                                     21.99%         19.22%            (12.60)%
----------------------------------------------------------------------------------------------------------

(1) Actual, not annualized, because period is less than one year.

(2) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, the fund's average annual returns would have been lower.

(3) Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the fund. Investors cannot invest in an index directly.

(4) After-tax returns assume the maximum federal income tax rate of 39.6% on dividends and 20% on capital gains distributions. Tax rates vary and may be higher or lower than those shown. State and local taxes have not been considered. After-tax return information is not applicable to shareholders in tax-deferred accounts such as IRAs or 401ks. Past after-tax information is not a prediction of future tax efficiency. These after tax returns do not reflect any taxes you may have to pay as a result of selling your shares.

(5) Source: Morningstar, Inc. The large-cap fund category contains 647 funds with five-year track records as of 4/30/00. These funds may or may not follow a tax-efficient strategy similar to that followed by the Schwab 1000 Fund.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

           SCHWAB 1000       S&P 500 INDEX  SCHWAB 1000 INDEX
       FUND-INVESTOR SHARES
4/91                $10,000        $10,000            $10,000
4/91                 $9,910         $9,908             $9,898
5/91                $10,320        $10,335            $10,311
6/91                 $9,850         $9,861             $9,840
7/91                $10,320        $10,321            $10,310
8/91                $10,600        $10,566            $10,591
9/91                $10,460        $10,389            $10,455
10/91               $10,630        $10,528            $10,625
11/91               $10,240        $10,104            $10,225
12/91               $11,425        $11,260            $11,412
1/92                $11,283        $11,050            $11,272
2/92                $11,425        $11,193            $11,415
3/92                $11,171        $10,975            $11,163
4/92                $11,404        $11,298            $11,392
5/92                $11,404        $11,353            $11,457
6/92                $11,465        $11,184            $11,257
7/92                $11,726        $11,641            $11,728
8/92                $11,480        $11,403            $11,486
9/92                $11,623        $11,537            $11,646
10/92               $11,746        $11,577            $11,763
11/92               $12,208        $11,971            $12,233
12/92               $12,398        $12,119            $12,428
1/93                $12,502        $12,220            $12,539
2/93                $12,595        $12,387            $12,632
3/93                $12,896        $12,648            $12,948
4/93                $12,533        $12,342            $12,583
5/93                $12,896        $12,673            $12,957
6/93                $12,958        $12,710            $13,024
7/93                $12,905        $12,659            $12,989
8/93                $13,397        $13,139            $13,492
9/93                $13,355        $13,038            $13,454
10/93               $13,544        $13,308            $13,654
11/93               $13,355        $13,181            $13,462
12/93               $13,592        $13,341            $13,700
1/94                $14,005        $13,794            $14,136
2/94                $13,645        $13,420            $13,781
3/94                $13,042        $12,837            $13,169
4/94                $13,190        $13,001            $13,326
5/94                $13,349        $13,213            $13,488
6/94                $12,988        $12,889            $13,127
7/94                $13,405        $13,312            $13,558
8/94                $13,971        $13,856            $14,147
9/94                $13,651        $13,518            $13,825
10/94               $13,918        $13,821            $14,095
12/94               $13,416        $13,318            $13,590
12/94               $13,577        $13,514            $13,767
1/95                $13,923        $13,864            $14,121
2/95                $14,474        $14,404            $14,700
3/95                $14,852        $14,829            $15,094
4/95                $15,219        $15,264            $15,476
5/95                $15,770        $15,874            $16,048
6/95                $16,191        $16,242            $16,490
7/95                $16,807        $16,779            $17,111
8/95                $16,936        $16,821            $17,245
9/95                $17,606        $17,531            $17,949
10/95               $17,520        $17,468            $17,859
11/95               $18,276        $18,233            $18,646
12/95               $18,547        $18,585            $18,924
1/96                $19,095        $19,217            $19,499
2/96                $19,379        $19,396            $19,789
3/96                $19,554        $19,582            $19,980
4/96                $19,883        $19,870            $20,321
5/96                $20,354        $20,380            $20,812
6/96                $20,299        $20,458            $20,779
7/96                $19,335        $19,554            $19,794
8/96                $19,861        $19,966            $20,327
9/96                $20,967        $21,088            $21,465
10/96               $21,394        $21,670            $21,899
11/96               $22,938        $23,308            $23,485
12/96               $22,549        $22,847            $23,103
1/97                $23,846        $24,272            $24,442
2/97                $23,935        $24,464            $24,528
3/97                $22,870        $23,461            $23,457
4/97                $24,101        $24,859            $24,696
5/97                $25,631        $26,371            $26,291
6/97                $26,695        $27,552            $27,402
7/97                $28,857        $29,743            $29,615
8/97                $27,471        $28,077            $28,216
9/97                $28,946        $29,613            $29,732
10/97               $27,992        $28,624            $28,756
11/97               $29,167        $29,949            $29,983
12/97               $29,747        $30,464            $30,582
1/98                $29,960        $30,802            $30,818
2/98                $32,166        $33,023            $33,116
3/98                $33,801        $34,714            $34,830
4/98                $34,149        $35,065            $35,211
5/98                $33,398        $34,462            $34,441
6/98                $34,742        $35,861            $35,824
7/98                $34,260        $35,481            $35,324
8/98                $29,142        $30,357            $30,049
9/98                $31,023        $32,303            $32,014
10/98               $33,487        $34,929            $34,602
11/98               $35,570        $37,046            $36,762
12/98               $37,826        $39,180            $39,090
1/99                $39,259        $40,818            $40,575
2/99                $37,939        $39,548            $39,256
3/99                $39,462        $41,130            $40,820
4/99                $41,065        $42,722            $42,505
5/99                $40,117        $41,714            $41,535
6/99                $42,115        $44,029            $43,637
7/99                $40,772        $42,655            $42,247
9/99                $40,377        $42,442            $41,900
8/99                $39,304        $41,279            $40,655
10/99               $41,901        $43,891            $43,397
11/99               $42,917        $44,784            $44,410
12/99               $45,770        $47,422            $47,386
1/00                $43,622        $45,041            $45,179
2/00                $43,634        $44,188            $45,237
3/00                $47,406        $48,511            $49,172
4/00                $45,622        $47,052            $47,326

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab 1000 Fund-Investor Shares, made at its inception, with similar investments in the Schwab 1000 Index-Registered Trademark- and the S&P 500-Registered Trademark- Index.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the fund. Investors cannot invest in an index directly.

ASSETS

------------------------------------------------------------------------
Total net assets as of 10/31/99 (000s)                        $4,924,606
------------------------------------------------------------------------
Total net assets as of 4/30/00 (000s)                         $5,099,907
------------------------------------------------------------------------
Percentage growth from 10/31/99 to 4/30/00                          3.6%
------------------------------------------------------------------------

SCHWAB 1000 FUND-SELECT SHARES-TM-
FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/00

                                                                                                SINCE INCEPTION
                                                   SIX MONTHS(1)            ONE YEAR               (5/19/97)
---------------------------------------------------------------------------------------------------------------
SCHWAB 1000 FUND-SELECT SHARES(2),(3)                   8.92%                11.20%                 22.61%
---------------------------------------------------------------------------------------------------------------
Schwab 1000 Index-Registered Trademark-                 9.05%                11.34%                 22.94%
---------------------------------------------------------------------------------------------------------------
Index Tracking Differential-Select
Shares                                                 (0.13)%               (0.14)%                (0.33)%
---------------------------------------------------------------------------------------------------------------
S&P 500-Registered Trademark- Index                     7.19%                10.13%                 22.46%
---------------------------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 3/31/00. As of 3/31/00, the fund's six-month, one-year and since-inception average annual total returns were 20.65%, 20.27% and 25.00%, respectively.

Also shown is the difference between the total returns of the Schwab 1000 Index and the Schwab 1000 Fund, often referred to as the "tracking differential." (See page 8 for a more detailed discussion).

(1) Actual, not annualized, because period is less than one year.

(2) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, the fund's average annual returns would have been lower.

(3) The required minimum initial investment in the Select Shares is $50,000.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A HYPOTHETICAL $50,000 INVESTMENT

       SCHWAB 1000
       FUND-SELECT  S&P 500  SCHWAB 1000
         SHARES      INDEX      INDEX
5/97       $50,000  $50,000      $50,000
5/97       $51,040  $50,930      $51,064
6/97       $53,180  $53,212      $53,222
7/97       $57,490  $57,442      $57,518
8/97       $54,750  $54,225      $54,801
9/97       $57,685  $57,191      $57,746
10/97      $55,785  $55,281      $55,851
11/97      $58,150  $57,841      $58,233
12/97      $59,325  $58,836      $59,398
1/98       $59,725  $59,489      $59,855
2/98       $64,145  $63,778      $64,318
3/98       $67,405  $67,043      $67,648
4/98       $68,100  $67,720      $68,387
5/98       $66,625  $66,556      $66,893
6/98       $69,305  $69,258      $69,578
7/98       $68,345  $68,524      $68,606
8/98       $58,140  $58,629      $58,362
9/98       $61,915  $62,387      $62,179
10/98      $66,825  $67,459      $67,206
11/98      $71,000  $71,547      $71,400
12/98      $75,505  $75,668      $75,922
1/99       $78,385  $78,831      $78,805
2/99       $75,750  $76,379      $76,244
3/99       $78,795  $79,434      $79,282
4/99       $82,015  $82,509      $82,553
5/99       $80,120  $80,561      $80,671
6/99       $84,110  $85,033      $84,753
7/99       $81,450  $82,380      $82,052
8/99       $80,665  $81,968      $81,380
9/99       $78,545  $79,721      $78,960
10/99      $83,725  $84,767      $84,287
11/99      $85,755  $86,491      $86,255
12/99      $91,470  $91,585      $92,034
1/00       $87,180  $86,987      $87,747
2/00       $87,225  $85,341      $87,861
3/00       $94,765  $93,687      $95,504
4/00       $91,200  $90,867      $91,917

The above graph compares the growth of a hypothetical $50,000 investment in the Schwab 1000 Fund-Select Shares-TM-, made at its inception, with a similar investment in the Schwab 1000 Index-Registered Trademark- and the S&P 500-Registered Trademark- Index.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the fund. Investors cannot invest in an index directly.

ASSETS

------------------------------------------------------------------------
Total net assets as of 10/31/99 (000s)                        $2,213,586
------------------------------------------------------------------------
Total net assets as of 4/30/00 (000s)                         $2,434,458
------------------------------------------------------------------------
Percentage growth from 10/31/99 to 4/30/00                         10.0%
------------------------------------------------------------------------

SCHWAB 1000 FUND-REGISTERED TRADEMARK-
PORTFOLIO SNAPSHOT

The Schwab 1000 Fund (the fund) invests primarily in common stocks of the Schwab 1000 Index-Registered Trademark-, an index created to represent the performance of publicly traded common stocks of the 1,000 largest U.S. companies (excluding investment companies). As of April 30, 2000, the aggregate market capitalization of the Schwab 1000 Index represented approximately 87.3% of the total value of the U.S. stock market, as represented by the Wilshire 5000 Index.* The information below and on the following page provides a snapshot of the fund's characteristics as of 4/30/00, and is not indicative of its composition after that date. The terms used below are defined beginning on page 46. A complete list of the securities in the fund's portfolio as of 4/30/00 is provided in the Schedule of Investments later in this report.

FUND FACTS

                                                           SCHWAB 1000 FUND-                           PEER GROUP
                                                            INVESTOR SHARES                             AVERAGE+
----------------------------------------------------------------------------------------------------------------------------
Number of Issues                                                    987                                     138
----------------------------------------------------------------------------------------------------------------------------

Median Market Cap ($ Mil)                                       $67,425+                                $58,904
----------------------------------------------------------------------------------------------------------------------------

Price/Earnings (P/E) Ratio                                         37.3+                                   35.4
----------------------------------------------------------------------------------------------------------------------------

Price/Book (P/B) Ratio                                             10.7+                                    9.5
----------------------------------------------------------------------------------------------------------------------------
12-Month Yield                                                     0.64%+                                  0.45%
----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                               5%                                     75%
----------------------------------------------------------------------------------------------------------------------------

Three-Year Beta                                                    1.00+                                   0.94
----------------------------------------------------------------------------------------------------------------------------
Expense Ratio                                                      0.46%**                                 1.34%
----------------------------------------------------------------------------------------------------------------------------

 * Source: Wilshire Associates.

** Reflects a voluntary reduction by the investment adviser and Schwab, which is guaranteed through at least 2/28/01 (excluding interest, taxes and certain non-routine expenses).

+ Source: Morningstar. This information is as of 4/30/00, and is for illustrative purposes only. It is not intended to show, predict or guarantee future composition of the fund. The peer group average is based on 2,297 large-cap funds as tracked by Morningstar.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       PORTFOLIO COMPOSITION BY INDUSTRY
                                 AS OF 4/30/00

Other                             23.0%
Business Machines and Software    15.3%
Electronics                       12.5%
Healthcare/Drugs and Medicine      9.7%
Telephone                          7.2%
Business Services                  6.0%
Miscellaneous Finance              5.9%
Retail                             5.8%
Producer Goods and Manufacturing   5.4%
Banks                              4.8%
Media                              4.4%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        EQUITY INVESTMENT STYLE BOX(++)
                                 AS OF 4/30/00

-STYLE-
Value    Blend  Growth  -Market Cap-
             X                 Large
                              Medium
                               Small

TOP 10 HOLDINGS
AS A PERCENTAGE OF FUND INVESTMENTS(1)

---------------------------------------------
General Electric Co.                     3.7%
---------------------------------------------
Cisco Systems, Inc.                      3.4%
---------------------------------------------
Intel Corp.                              3.1%
---------------------------------------------
Microsoft Corp.                          2.6%
---------------------------------------------
Exxon Mobil Corp.                        1.9%
---------------------------------------------

---------------------------------------------
Wal-Mart Stores, Inc.                    1.8%
---------------------------------------------
Oracle Corp.                             1.6%
---------------------------------------------
International Business Machines Corp.    1.5%
---------------------------------------------
Citigroup, Inc.                          1.4%
---------------------------------------------
Lucent Technologies, Inc.                1.4%
---------------------------------------------

++ Source: Morningstar, Inc. The style box illustrates the composition of the fund's portfolio as of 4/30/00. It is not indicative of the fund's holdings after that date, nor does it represent an exact assessment of risk or future assessment or any type of future performance. Placement is based on the fund's P/E and P/B ratios relative to the S&P 500-Registered Trademark-Index, as well as the size of the companies in which it invests, or median market capitalization.

(1) Nothing in this report represents a recommendation of a security by the investment adviser.

SCHWAB TOTAL STOCK MARKET INDEX FUND-TM-
FUND PERFORMANCE

CUMULATIVE TOTAL RETURNS FOR THE PERIOD ENDED 4/30/00

                                                                         SINCE INCEPTION(1)
                                                    SIX MONTHS(1)            (5/28/99)
---------------------------------------------------------------------------------------------
SCHWAB TOTAL STOCK MARKET INDEX FUND-INVESTOR
SHARES(2)                                                9.24%                 13.99%
---------------------------------------------------------------------------------------------
SCHWAB TOTAL STOCK MARKET INDEX FUND-SELECT
SHARES(2,3)                                              9.26%                 14.12%
---------------------------------------------------------------------------------------------
Wilshire 5000 Index(4)                                   9.45%                 14.32%
---------------------------------------------------------------------------------------------
Index Tracking Differential-Investor Shares             (0.21)%                (0.33)%
---------------------------------------------------------------------------------------------
Index Tracking Differential-Select Shares               (0.19)%                (0.20)%
---------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we additionally report performance data as of the most recent calendar quarter--in this case, the quarter ended 3/31/00. As of 3/31/00, the fund's six-month and the cumulative total returns since inception were 22.42% and 20.22%, respectively, for the Investor Shares and 22.44% and 20.30%, respectively, for the Select Shares.(2)

The index-tracking differential represents the difference between the total returns of the Wilshire 5000 Total Market Index(5) and the Schwab Total Stock Market Index Fund. The tracking differential arises due to several factors.

(1) Actual, not annualized, because period is less than one year.

(2) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, the total returns since inception would have been lower.

(3) The required minimum initial investment in the Select Shares is $50,000

(4) Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the fund. Investors cannot invest in an index directly.

(5) Wilshire and Wilshire 5000 are registered service marks of Wilshire Associates, Inc. The fund is not sponsored, endorsed, sold or promoted by Wilshire Associates, and Wilshire Associates is not in any way affiliated with the fund. Wilshire Associates makes no representation about the advisability of investing in the fund or in any stock included in the Wilshire 5000.

TAX-SMART INVESTMENT STRATEGY

One of the most attractive features of the Schwab Total Stock Market Index Fund-TM- is that it uses a strategy designed to maximize after-tax return potential. Like other index funds, the fund generally will have lower portfolio turnover than actively managed funds, because it won't have to actively trade stocks unless a company joins or exits the index. In addition, the fund's managers attempt to offset capital gains with losses whenever possible.

The Schwab Total Stock Market Index Fund has the potential to be even more tax efficient than funds that track other indices. That's because the fund seeks to track the Wilshire 5000 Index. And because that index essentially represents all stocks in the U.S. market, the fund isn't forced to trade stocks that leave the index due to fluctuations in their market capitalizations.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

              SCHWAB TOTAL STOCK
       MARKET INDEX FUND-INVESTOR SHARES  WILSHIRE 5000 INDEX
6/99                             $10,000              $10,000
6/99                             $10,515              $10,518
7/99                             $10,165              $10,180
8/99                             $10,070              $10,086
9/99                              $9,820               $9,822
10/99                            $10,435              $10,447
11/99                            $10,790              $10,797
12/99                            $11,605              $11,617
1/00                             $11,108              $11,135
2/00                             $11,374              $11,384
3/00                             $12,022              $12,060
4/00                             $11,399              $11,432

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab Total Stock Market Index Fund-Investor Shares, made at its inception, with a similar investment in the Wilshire 5000 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A HYPOTHETICAL $50,000 INVESTMENT

             SCHWAB TOTAL STOCK
       MARKET INDEX FUND-SELECT SHARES  WILSHIRE 5000 INDEX
06/99                          $50,000              $50,000
06/99                          $52,600              $52,590
07/99                          $50,850              $50,902
08/99                          $50,350              $50,428
09/99                          $49,125              $49,112
10/99                          $52,225              $52,236
11/99                          $53,975              $53,986
12/99                          $58,065              $58,083
01/00                          $55,605              $55,673
02/00                          $56,935              $56,920
03/00                          $60,150              $60,301
04/00                          $57,060              $57,159

The above graph compares the growth of a hypothetical $50,000 investment in the Schwab Total Stock Market Index Fund-Select Shares, made at its inception, with a similar investment in the Wilshire 5000 Index.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the fund. Investors cannot invest in an index directly.

ASSETS

                                                              INVESTOR SHARES       SELECT SHARES-REGISTERED TRADEMARK-
-----------------------------------------------------------------------------------------------------------------------
Total net assets as of 10/31/99 (000s)                               $135,720                       $149,131
-----------------------------------------------------------------------------------------------------------------------
Total net assets as of 4/30/00                                       $196,433                       $229,299
-----------------------------------------------------------------------------------------------------------------------
Percentage growth from 10/31/99 to 4/30/00                              44.7%                          53.8%
-----------------------------------------------------------------------------------------------------------------------

SCHWAB TOTAL STOCK MARKET INDEX FUND-TM-
PORTFOLIO SNAPSHOT

Schwab Total Stock Market Index Fund (the fund) invests in stocks that are included in the Wilshire 5000 Index. The fund uses a "sampling" strategy, which means it purchases a representative sample of stocks in the index, instead of trying to add them all. The Wilshire 5000 Index, which was created in 1974, and was initially composed of 5,000 stocks, now measures the performance of more than 7,200 U.S.-headquartered companies that have readily available pricing data.* The information below and on the following page provides a snapshot of the fund's characteristics as of 4/30/00, and is not indicative of its composition after that date. The terms used below are defined beginning on page 46. A complete list of the securities in the fund's portfolio as of 4/30/00 is provided in the Schedule of Investments later in this report.

FUND FACTS

                                                    SCHWAB TOTAL STOCK
                                                    MARKET INDEX FUND                                 PEER GROUP
                                                     INVESTOR SHARES                                   AVERAGE+
---------------------------------------------------------------------------------------------------------------------------
Number of Issues                                           3,184                                           138
---------------------------------------------------------------------------------------------------------------------------

Median Market Cap ($ Mil)                                $46,856+                                      $58,904
---------------------------------------------------------------------------------------------------------------------------

Price/Earnings (P/E) Ratio                                  36.6+                                         35.4
---------------------------------------------------------------------------------------------------------------------------

Price/Book (P/B) Ratio                                      10.7+                                          9.5
---------------------------------------------------------------------------------------------------------------------------
12-Month Yield                                               N/A                                          0.45%
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                        1%                                           75%
---------------------------------------------------------------------------------------------------------------------------
Expense Ratio                                               0.40%**                                       1.34%
---------------------------------------------------------------------------------------------------------------------------

 * Source: Wilshire Associates.

** Reflects a voluntary reduction by the investment adviser and Schwab, which is guaranteed through at least 2/28/01 (excluding interest, taxes and certain non-routine expenses).

 + Source: Morningstar. This information is as of 4/30/00, and is for illustrative purposes only. It is not intended to show, predict or guarantee future composition of the fund. The peer group average is based on 2,297 large-cap funds as tracked by Morningstar.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       PORTFOLIO COMPOSITION BY INDUSTRY
                                 AS OF 4/30/00

Other                           25.4%
Business Machines & Software    13.7%
Electronics                     12.0%
Healthcare/Drugs and Medicine    9.2%
Business Services                7.9%
Telephone                        6.8%
Miscellaneous Finance            6.2%
Retail                           5.2%
Producer Goods & Manufacturing   5.0%
Banks                            4.5%
Media                            4.1%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        EQUITY INVESTMENT STYLE BOX(++)
                                 AS OF 4/30/00

                                     [LOGO]

TOP 10 HOLDINGS
AS A PERCENTAGE OF FUND INVESTMENTS(1)

---------------------------------------------
General Electric Co.                     3.2%
---------------------------------------------
Cisco Systems, Inc.                      3.0%
---------------------------------------------
Intel Corp.                              2.7%
---------------------------------------------
Microsoft Corp.                          2.3%
---------------------------------------------
Exxon Mobil Corp.                        1.7%
---------------------------------------------
---------------------------------------------
Wal-Mart Stores, Inc.                    1.6%
---------------------------------------------
Oracle Corp.                             1.4%
---------------------------------------------
Lucent Technologies, Inc.                1.3%
---------------------------------------------
Citigroup, Inc.                          1.3%
---------------------------------------------
International Business Machines Corp.    1.3%
---------------------------------------------

++ Source: Morningstar, Inc. The style box illustrates the composition of the fund's portfolio as of 4/30/00. It is not indicative of the fund's holdings after that date, nor does it represent an exact assessment of risk or future assessment or any type of future performance. Placement is based on the fund's P/E and P/B ratios relative to the S&P 500-Registered Trademark-Index, as well as the size of the companies in which it invests, or median market capitalization.

(1) Nothing in this report represents a recommendation of a security by the investment adviser.

SCHWAB SMALL-CAP INDEX FUND-REGISTERED TRADEMARK--INVESTOR SHARES
FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/00

                                                                                              SINCE INCEPTION
                                                      SIX MONTHS(1)   ONE YEAR   FIVE YEARS      (12/3/93)
-------------------------------------------------------------------------------------------------------------
SCHWAB SMALL-CAP INDEX FUND-INVESTOR SHARES(2)            16.44%       24.22%      15.73%         13.04%
-------------------------------------------------------------------------------------------------------------
Schwab Small-Cap Index-Registered Trademark-              17.39%       25.80%      17.70%         14.72%
-------------------------------------------------------------------------------------------------------------
Index Tracking Differential-Investor Shares               (0.95)%      (1.58)%     (1.97)%        (1.68)%
-------------------------------------------------------------------------------------------------------------
Russell 2000-Registered Trademark- Index                  18.72%       18.42%        N/A          12.91%
-------------------------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 3/31/00. As of 3/31/00, the fund's six-month, one-year, five-year and since-inception average annual total returns were 24.78%, 40.94%, 17.43% and 14.13%, respectively.

Also shown is the difference between the total returns of the Schwab Small-Cap Index and the Schwab Small-Cap Index Fund, which is often referred to as the "tracking differential." (See page 8 for a more detailed discussion).

TAX-SMART INVESTMENT STRATEGY

The Schwab Small-Cap Index Fund seeks to maximize its after-tax performance by using a strategy that helps reduce capital gains distributions. This strategy is designed to help investors keep more of what their money earns. The chart below illustrates the effects of this strategy on the five-year performance of the Schwab Small-Cap Index Fund-Investor Shares.

AVERAGE ANNUAL RETURNS: PRE-TAX AND AFTER-TAX

                                                                          PERIOD ENDED 4/30/00
                                                                               FIVE YEARS
                                                              --------------------------------------------
                                                              PRE TAX     AFTER TAX(3)     % LOST TO TAXES
----------------------------------------------------------------------------------------------------------
Schwab Small-Cap Index Fund-Investor Shares(2)                15.73%         15.31%            (2.67)%
----------------------------------------------------------------------------------------------------------
Average Small-Cap Fund(4)                                     17.88%         15.33%           (14.26)%
----------------------------------------------------------------------------------------------------------

(1) Actual, not annualized, because period is less than one year.

(2) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, the fund's average annual returns would have been lower.

(3) After-tax returns assume the maximum federal income tax rate of 39.60% on dividends and 20% on capital gains distributions. Tax rates vary and may be higher or lower than those shown. State and local taxes have not been considered. After-tax return information is not applicable to shareholders in tax-deferred accounts such as IRAs and 401ks. Past after-tax information is not prediction of future tax efficiency. These after-tax returns do not reflect any taxes you may have to pay as a result of selling your shares.

(4) Source: Morningstar, Inc. The small-cap fund category contains 819 funds with one-year track records and 217 funds with five-year track records as of 4/30/00. These funds may or may not follow a tax-efficient strategy similar to that followed by the Schwab Small-Cap Index Fund.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

       SCHWAB SMALL-CAP INDEX FUND-INVESTOR SHARES  SCHWAB SMALL-CAP INDEX  RUSSELL 2000 INDEX
12/93                                      $10,000                 $10,000             $10,000
12/93                                      $10,154                 $10,234             $10,186
1/94                                       $10,394                 $10,469             $10,505
2/94                                       $10,334                 $10,430             $10,467
3/94                                        $9,783                  $9,871              $9,915
4/94                                        $9,753                  $9,847              $9,974
5/94                                        $9,613                  $9,692              $9,861
6/94                                        $9,333                  $9,419              $9,529
7/94                                        $9,493                  $9,614              $9,685
8/94                                       $10,134                 $10,249             $10,225
9/94                                       $10,094                 $10,191             $10,190
10/94                                      $10,064                 $10,149             $10,149
11/94                                       $9,663                  $9,767              $9,739
12/94                                       $9,841                 $10,000             $10,000
1/95                                        $9,730                  $9,838              $9,874
2/95                                       $10,082                 $10,229             $10,285
3/95                                       $10,334                 $10,442             $10,461
4/95                                       $10,566                 $10,671             $10,693
5/95                                       $10,717                 $10,809             $10,877
6/95                                       $11,211                 $11,356             $11,441
7/95                                       $11,866                 $12,021             $12,100
8/95                                       $12,077                 $12,270             $12,351
9/95                                       $12,309                 $12,510             $12,572
10/95                                      $11,785                 $11,910             $12,010
11/95                                      $12,329                 $12,492             $12,514
12/95                                      $12,562                 $12,782             $12,845
1/96                                       $12,491                 $12,749             $12,831
2/96                                       $12,967                 $13,261             $13,231
3/96                                       $13,170                 $13,492             $13,505
4/96                                       $13,899                 $14,206             $14,227
5/96                                       $14,384                 $14,692             $14,788
6/96                                       $13,848                 $14,222             $14,180
7/96                                       $12,643                 $13,075             $12,942
8/96                                       $13,413                 $13,904             $13,694
9/96                                       $14,010                 $14,416             $14,230
10/96                                      $13,757                 $14,169             $14,010
11/96                                      $14,344                 $14,733             $14,588
12/96                                      $14,508                 $15,007             $14,970
1/97                                       $14,895                 $15,361             $15,269
2/97                                       $14,376                 $14,986             $14,900
3/97                                       $13,654                 $14,257             $14,196
4/97                                       $13,756                 $14,299             $14,236
5/97                                       $15,383                 $16,050             $15,821
6/97                                       $16,125                 $16,880             $16,499
7/97                                       $17,213                 $17,842             $17,267
8/97                                       $17,538                 $18,243             $17,662
9/97                                       $18,850                 $19,675             $18,955
10/97                                      $18,026                 $18,816             $18,123
11/97                                      $17,843                 $18,645             $18,005
12/97                                      $18,236                 $19,035             $18,320
1/98                                       $17,787                 $18,736             $18,031
2/98                                       $19,195                 $20,285             $19,361
3/98                                       $20,042                 $21,199             $20,159
4/98                                       $20,144                 $21,344             $20,270
5/98                                       $18,930                 $20,090             $19,177
6/98                                       $18,960                 $20,146             $19,218
7/98                                       $17,471                 $18,597             $17,661
8/98                                       $14,062                 $15,011             $14,231
9/98                                       $14,991                 $15,953             $15,345
10/98                                      $15,705                 $16,709             $15,972
11/98                                      $16,532                 $17,576             $16,809
12/98                                      $17,584                 $18,719             $17,849
1/99                                       $17,617                 $18,800             $18,086
2/99                                       $16,145                 $17,229             $16,621
3/99                                       $16,372                 $17,559             $16,881
4/99                                       $17,660                 $19,165             $18,393
5/99                                       $17,974                 $19,500             $18,662
6/99                                       $18,969                 $20,778             $19,505
7/99                                       $18,872                 $20,615             $18,971
8/99                                       $18,309                 $20,033             $18,269
9/99                                       $18,493                 $20,204             $18,272
10/99                                      $18,839                 $20,537             $18,347
12/99                                      $20,008                 $21,820             $19,443
01/00                                      $21,839                 $23,899             $21,644
02/00                                      $21,015                 $23,005             $21,295
03/00                                      $23,801                 $26,015             $24,811
04/00                                      $23,075                 $25,333             $23,176
05/00                                      $21,936                 $24,109             $21,781

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab Small-Cap Index Fund-Investor Shares, made at its inception, with similar investments in the Schwab Small-Cap Index-Registered Trademark- and the Russell 2000-Registered Trademark- Index.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the fund. Investors cannot invest in an index directly.

ASSETS

----------------------------------------------------------------------
Total net assets as of 10/31/99 (000s)                        $452,099
----------------------------------------------------------------------
Total net assets as of 4/30/00 (000s)                         $664,235
----------------------------------------------------------------------
Percentage change from 10/31/99 to 4/30/00                       46.9%
----------------------------------------------------------------------

SCHWAB SMALL-CAP INDEX FUND-REGISTERED TRADEMARK--SELECT SHARES-TM-FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/00

                                                                                                SINCE INCEPTION
                                                   SIX MONTHS(1)            ONE YEAR               (5/19/97)
---------------------------------------------------------------------------------------------------------------
SCHWAB SMALL-CAP INDEX FUND-SELECT
SHARES(2),(3)                                          16.60%                24.45%                 14.62%
---------------------------------------------------------------------------------------------------------------
Schwab Small-Cap
Index-Registered Trademark-                            17.39%                25.80%                 16.52%
---------------------------------------------------------------------------------------------------------------
Index Tracking Differential-Select
Shares                                                 (0.79)%               (1.35)%                (1.90)%
---------------------------------------------------------------------------------------------------------------
Russell 2000-Registered Trademark-
Index                                                  18.72%                18.42%                 12.92%
---------------------------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 3/31/00. As of 3/31/00, the fund's six-month, one-year and since-inception average annual total returns were 24.87%, 41.20% and 17.10%, respectively.

Also shown is the difference between the total returns of the Schwab Small-Cap Index and the Schwab Small-Cap Index Fund, often referred to as the "tracking differential." (See page 8 for a more detailed discussion).

(1) Actual, not annualized, because period is less than one year.

(2) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, the fund's average annual returns would have been lower.

(3) The required minimum initial investment in the Select Shares is $50,000.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A HYPOTHETICAL $50,000 INVESTMENT

        SCHWAB SMALL-    SCHWAB
       CAP INDEX FUND-   SMALL-     RUSSELL
        SELECT SHARES   CAP INDEX  2000 INDEX
5/97           $50,000    $50,000     $50,000
5/97           $52,170    $52,242     $51,960
6/97           $54,690    $54,942     $54,189
7/97           $58,415    $58,075     $56,709
8/97           $59,485    $59,380     $58,008
9/97           $63,965    $64,039     $62,254
10/97          $61,205    $61,244     $59,521
11/97          $60,550    $60,687     $59,134
12/97          $61,920    $61,958     $60,169
1/98           $60,400    $60,983     $59,218
2/98           $65,175    $66,026     $63,588
3/98           $68,050    $69,002     $66,208
4/98           $68,430    $69,473     $66,572
5/98           $64,310    $65,391     $62,984
6/98           $64,415    $65,575     $63,116
7/98           $59,360    $60,531     $58,004
8/98           $47,790    $48,861     $46,740
9/98           $50,945    $51,924     $50,399
10/98          $53,365    $54,386     $52,456
11/98          $56,170    $57,207     $55,204
12/98          $59,775    $60,929     $58,621
1/99           $59,925    $61,193     $59,401
2/99           $54,925    $56,079     $54,590
3/99           $55,660    $57,152     $55,441
4/99           $60,070    $62,380     $60,409
5/99           $61,140    $63,470     $61,291
6/99           $64,555    $67,629     $64,061
7/99           $64,225    $67,099     $62,306
8/99           $62,315    $65,206     $60,000
9/99           $62,940    $65,762     $60,012
10/99          $64,115    $66,846     $60,258
12/99          $68,125    $71,021     $63,856
1/00           $74,390    $77,788     $71,084
2/00           $71,585    $74,879     $69,940
3/00           $81,065    $84,677     $81,487
4/00           $78,595    $82,458     $76,117
5/00           $74,755    $78,471     $71,535

The above graph compares the growth of a hypothetical $50,000 investment in the Schwab Small-Cap Index Fund-Select Shares, made at its inception, with a similar investment in the Schwab Small-Cap Index-Registered Trademark- and the Russell 2000-Registered Trademark- Index.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the fund. Investors cannot invest in an index directly.

ASSETS

----------------------------------------------------------------------
Total net assets as of 10/31/99 (000s)                        $446,918
----------------------------------------------------------------------
Total net assets as of 4/30/00 (000s)                         $658,258
----------------------------------------------------------------------
Percentage growth from 10/31/99 to 4/30/00                       47.3%
----------------------------------------------------------------------

SCHWAB SMALL-CAP INDEX FUND-REGISTERED TRADEMARK-
PORTFOLIO SNAPSHOT

The Schwab Small-Cap Index Fund (the fund) invests primarily in common stocks of the Schwab Small-Cap Index-Registered Trademark-, an index created to represent the performance of common stocks of the second 1,000 largest U.S. companies, ranked by market capitalization. As of April 30, 2000, the aggregate market capitalization of stocks included in the index represented approximately 4.6% of the total market value of all publicly traded U.S. companies, as represented by the Wilshire 5000 Index.* The information below and on the following page provides a snapshot of the fund's characteristics as of 4/30/00, and is not indicative of its composition after that date. The terms used below are defined beginning on page 46. A complete list of the securities in the fund's portfolio as of 4/30/00 is provided in the Schedule of Investments later in this report.

FUND FACTS

                                                  SCHWAB SMALL-CAP INDEX FUND-                           PEER GROUP
                                                        INVESTOR SHARES                                   AVERAGE+
------------------------------------------------------------------------------------------------------------------------------
Number of Issues                                                     960                                      180
------------------------------------------------------------------------------------------------------------------------------

Median Market Cap ($ Mil)                                           $833+                                  $1,019
------------------------------------------------------------------------------------------------------------------------------

Price/Earnings (P/E) Ratio                                          26.4+                                    30.3
------------------------------------------------------------------------------------------------------------------------------

Price/Book (P/B) Ratio                                               5.6+                                     6.7
------------------------------------------------------------------------------------------------------------------------------
12-Month Yield                                                      0.19%+                                   0.21%
------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                               50%                                      92%
------------------------------------------------------------------------------------------------------------------------------

Three-Year Beta                                                     0.85+                                    0.87
------------------------------------------------------------------------------------------------------------------------------
Expense Ratio                                                       0.49%**                                  1.59%
------------------------------------------------------------------------------------------------------------------------------

 * Source: Wilshire Associates.

** Reflects a voluntary reduction by the investment adviser and Schwab, which is guaranteed through at least 2/28/01 (excluding interest, taxes and certain non-routine expenses).
 + Source: Morningstar. This information is as of 4/30/00, and is for illustrative purposes only. It is not intended to show, predict or guarantee future composition of the fund. The peer group average is based on 845 small-cap funds as tracked by Morningstar.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       PORTFOLIO COMPOSITION BY INDUSTRY
                                 AS OF 4/30/00

Other                           34.5%
Business Services               13.2%
Electronics                     12.7%
Healthcare/Drugs and Medicine   10.2%
Producer Goods & Manufacturing   6.4%
Miscellaneous Finance            5.4%
Banks                            4.2%
Utilities-Energy & Gas           3.7%
Construction                     3.3%
Insurance                        3.3%
Chemical                         3.1%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        EQUITY INVESTMENT STYLE BOX(++)
                                 AS OF 4/30/00

-Style-
Value    Blend  Growth  -Market Cap-
                               Large
                              Medium
             X                 Small

TOP 10 HOLDINGS
AS A PERCENTAGE OF FUND INVESTMENTS(1)

---------------------------------------------
Sabre Holdings Corp., Class A            0.7%
---------------------------------------------
Abgenix, Inc.                            0.5%
---------------------------------------------
Celgene Corp.                            0.5%
---------------------------------------------
International Rectifier Corp.            0.5%
---------------------------------------------
Imclone Systems                          0.4%
---------------------------------------------

---------------------------------------------
Digital Microwave Corp.                  0.4%
---------------------------------------------
Quest Diagnostic, Inc.                   0.4%
---------------------------------------------
Lucent Technologies, Inc.                0.4%
---------------------------------------------
Silicon Storage Technology               0.4%
---------------------------------------------
Quanta Services, Inc.                    0.4%
---------------------------------------------

++ Source: Morningstar, Inc. The style box illustrates the composition of the fund's portfolio as of 4/30/00. It is not indicative of the fund's holdings after that date, nor does it represent an exact assessment of risk or future assessment or any type of future performance. Placement is based on the fund's P/E and P/B ratios relative to the S&P 500-Registered Trademark-Index, as well as the size of the companies in which it invests, or median market capitalization.

(1) Nothing in this report represents a recommendation of a security by the investment adviser.

SCHWAB INTERNATIONAL INDEX FUND-REGISTERED TRADEMARK--INVESTOR SHARES FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/00

                                                                                                   SINCE INCEPTION
                                                         SIX-MONTHS(1)     ONE YEAR   FIVE YEARS      (9/9/93)
------------------------------------------------------------------------------------------------------------------
SCHWAB INTERNATIONAL INDEX FUND-INVESTOR SHARES(2)           6.43%          17.94%      12.74%         11.25%
------------------------------------------------------------------------------------------------------------------
Schwab International Index-Registered Trademark-             6.93%          18.51%      13.20%         11.89%
------------------------------------------------------------------------------------------------------------------
Index Tracking Differential-Investor Shares                 (0.50)%         (0.57)%     (0.46)%        (0.64)%
------------------------------------------------------------------------------------------------------------------
MSCI-EAFE-Registered Trademark- Index                        6.72%          13.89%      10.36%          9.56%
------------------------------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 3/31/00. As of 3/31/00, the fund's six-month, one-year, five-year and since-inception average annual total returns were 18.52%, 29.72%, 14.81% and 12.35%, respectively.

Also shown is the difference between the total returns of the Schwab International Index and the Schwab International Index Fund, which is often referred to as the "tracking differential." (See page 8 for a more detailed discussion).

TAX-SMART INVESTMENT STRATEGY

The Schwab International Index Fund seeks to maximize its after-tax performance by using a strategy that helps reduce capital gains distributions. This strategy is designed to help investors keep more of what their money earns. The chart below illustrates the effects of this strategy on the five-year performance of the Schwab International Index Fund-Investor Shares.

AVERAGE ANNUAL RETURNS: PRE TAX AND AFTER-TAX

                                                                           PERIOD ENDED 4/30/00
                                                                                FIVE YEARS
                                                              -----------------------------------------------
                                                               PRE TAX       AFTER TAX(3)     % LOST TO TAXES
-------------------------------------------------------------------------------------------------------------
Schwab International Index Fund-Investor Shares(2)              12.74%          12.27%            (3.69)%
-------------------------------------------------------------------------------------------------------------
Average Foreign Fund(4)                                         13.72%          12.09%           (11.88)%
-------------------------------------------------------------------------------------------------------------

(1) Actual, not annualized, because period is less than one year.

(2) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, the fund's average annual returns would have been lower.

(3) After-tax returns assume the maximum federal income tax rate of 39.6% on dividends and 20% on capital gains distributions. Tax rates vary and may be higher or lower than shown. State and local taxes have not been considered. After-tax return information is not applicable to shareholders in tax-deferred accounts such as IRAs or 401ks. Past after-tax information is not a prediction of future tax efficiency. These after tax returns do not reflect any taxes you may have to pay as a result of selling your shares.

(4) Source: Morningstar, Inc. The foreign fund category contains 178 funds with five-year track records as of 4/30/00. These funds may or may not follow a tax-efficient strategy similar to that followed by the Schwab International Index Fund.
32

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

           SCHWAB
        INTERNATIONAL      SCHWAB            MSCI-EAFE
         INDEX FUND-    INTERNATIONAL  -REGISTERED TRADMARK-
       INVESTOR SHARES      INDEX              INDEX
9/93           $10,000        $10,000                $10,000
9/93            $9,770         $9,786                 $9,749
10/93          $10,150        $10,167                $10,049
11/93           $9,420         $9,454                 $9,171
12/93          $10,096        $10,137                 $9,833
1/94           $10,769        $10,823                $10,664
2/94           $10,558        $10,623                $10,634
3/94           $10,156        $10,172                $10,176
4/94           $10,458        $10,544                $10,607
5/94           $10,407        $10,448                $10,547
6/94           $10,488        $10,508                $10,696
7/94           $10,649        $10,692                $10,798
8/94           $10,941        $10,999                $11,054
9/94           $10,559        $10,621                $10,706
10/94          $10,950        $11,026                $11,062
11/94          $10,428        $10,478                $10,530
12/94          $10,484        $10,564                $10,597
1/95           $10,108        $10,254                $10,190
2/95           $10,189        $10,282                $10,160
3/95           $10,759        $10,964                $10,794
4/95           $11,145        $11,346                $11,200
5/95           $11,176        $11,303                $11,067
6/95           $11,064        $11,168                $10,873
7/95           $11,623        $11,826                $11,550
8/95           $11,237        $11,384                $11,110
9/95           $11,470        $11,661                $11,327
10/95          $11,318        $11,461                $11,022
11/95          $11,562        $11,782                $11,329
12/95          $11,975        $12,238                $11,785
1/96           $12,006        $12,277                $11,834
2/96           $12,026        $12,300                $11,874
3/96           $12,232        $12,529                $12,126
4/96           $12,530        $12,826                $12,478
5/96           $12,396        $12,674                $12,249
6/96           $12,489        $12,761                $12,317
7/96           $12,139        $12,430                $11,958
8/96           $12,253        $12,538                $11,984
9/96           $12,592        $12,907                $12,303
10/96          $12,571        $12,863                $12,177
11/96          $13,136        $13,460                $12,662
12/96          $13,067        $13,341                $12,499
1/97           $12,640        $12,898                $12,061
2/97           $12,827        $13,114                $12,259
3/97           $12,932        $13,202                $12,303
4/97           $13,025        $13,344                $12,368
5/97           $13,984        $14,324                $13,174
6/97           $14,766        $15,160                $13,899
7/97           $15,214        $15,570                $14,125
8/97           $14,109        $14,447                $13,070
9/97           $15,078        $15,354                $13,801
10/97          $13,869        $14,110                $12,740
11/97          $13,859        $14,055                $12,610
12/97          $14,022        $14,254                $12,720
1/98           $14,538        $14,830                $13,301
2/98           $15,382        $15,727                $14,155
3/98           $15,782        $16,139                $14,591
4/98           $15,888        $16,248                $14,706
5/98           $15,888        $16,209                $14,634
6/98           $16,025        $16,315                $14,745
7/98           $16,067        $16,419                $14,894
8/98           $14,085        $14,350                $13,049
9/98           $13,632        $13,880                $12,648
10/98          $14,981        $15,335                $13,966
11/98          $15,751        $16,198                $14,681
12/98          $16,244        $16,729                $15,261
1/99           $16,190        $16,640                $15,216
2/99           $15,829        $16,311                $14,853
3/99           $16,541        $17,060                $15,473
4/99           $17,212        $17,794                $16,099
5/99           $16,371        $16,897                $15,270
6/99           $16,999        $17,586                $15,866
7/99           $17,616        $18,240                $16,337
8/99           $17,775        $18,410                $16,345
9/99           $18,105        $18,724                $16,510
10/99          $19,073        $19,722                $17,129
11/99          $19,945        $20,579                $17,724
12/99          $21,704        $22,386                $19,315
01/00          $19,999        $20,761                $18,089
02/00          $20,278        $21,097                $18,576
03/00          $21,457        $22,294                $19,296
04/00          $20,299        $21,089                $18,281

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab International Index Fund-Investor Shares, made at its inception, with similar investments in the Schwab International Index-Registered Trademark- and the MSCI-EAFE-Registered Trademark- Index.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the fund. Investors cannot invest in an index directly.

ASSETS

----------------------------------------------------------------------
Total net assets as of 10/31/99 (000s)                        $446,625
----------------------------------------------------------------------
Total net assets as of 4/30/00 (000s)                         $591,015
----------------------------------------------------------------------
Percentage change from 10/31/99 to 4/30/00                       32.3%
----------------------------------------------------------------------

SCHWAB INTERNATIONAL INDEX FUND-REGISTERED TRADEMARK--SELECT SHARES-TM-FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/00

                                                                                                    SINCE INCEPTION
                                                       SIX MONTHS(1)             ONE YEAR              (5/19/97)
-------------------------------------------------------------------------------------------------------------------
SCHWAB INTERNATIONAL INDEX FUND-SELECT
SHARES(2),(3)                                              6.41%                  17.97%                13.12%
-------------------------------------------------------------------------------------------------------------------
Schwab International
Index-Registered Trademark-                                6.93%                  18.51%                13.47%
-------------------------------------------------------------------------------------------------------------------
Index Tracking Differential-Select Shares                 (0.52)%                 (0.54)%               (0.35)%
-------------------------------------------------------------------------------------------------------------------
MSCI-EAFE-Registered Trademark- Index                      6.72%                  13.89%                11.31%
-------------------------------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 3/31/00. As of 3/31/00, the fund's six-month, one-year and since-inception average annual total returns were 18.61%, 29.81% and 15.76%, respectively.

Also shown is the difference between the total returns of the Schwab International Index and the Schwab International Index Fund, often referred to as the "tracking differential." (See page 8 for a more detailed discussion).

(1) Actual, not annualized, because period is less than one year.

(2) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, the fund's average annual returns would have been lower.

(3) The required minimum initial investment in the Select Shares is $50,000.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A HYPOTHETICAL $50,000 INVESTMENT

       SCHWAB INTERNATIONAL INDEX FUND-SELECT SHARES  SCHWAB INTERNATIONAL INDEX  MSCI-EAFE-REGISTERED TRADEMARK- INDEX
5/97                                         $50,000                     $50,000                                $50,000
5/97                                         $49,375                     $49,283                                $49,248
6/97                                         $52,170                     $52,161                                $51,961
7/97                                         $53,755                     $53,571                                $52,803
8/97                                         $49,815                     $49,706                                $48,859
9/97                                         $53,240                     $52,827                                $51,595
10/97                                        $49,005                     $48,550                                $47,627
11/97                                        $48,970                     $48,360                                $47,141
12/97                                        $49,580                     $49,042                                $47,551
1/98                                         $51,405                     $51,027                                $49,725
2/98                                         $54,385                     $54,111                                $52,917
3/98                                         $55,800                     $55,529                                $54,547
4/98                                         $56,175                     $55,905                                $54,978
5/98                                         $56,175                     $55,770                                $54,708
6/98                                         $56,655                     $56,133                                $55,124
7/98                                         $56,845                     $56,493                                $55,681
8/98                                         $49,840                     $49,376                                $48,782
9/98                                         $48,240                     $47,757                                $47,284
10/98                                        $53,005                     $52,763                                $52,211
11/98                                        $55,725                     $55,732                                $54,885
12/98                                        $57,490                     $57,561                                $57,053
1/99                                         $57,305                     $57,252                                $56,881
2/99                                         $56,025                     $56,122                                $55,528
3/99                                         $58,585                     $58,699                                $57,843
4/99                                         $60,955                     $61,225                                $60,186
5/99                                         $57,980                     $58,137                                $57,086
6/99                                         $60,200                     $60,507                                $59,313
7/99                                         $62,385                     $62,757                                $61,074
8/99                                         $62,950                     $63,342                                $61,105
9/99                                         $64,115                     $64,425                                $61,722
10/99                                        $67,575                     $67,857                                $64,036
11/99                                        $70,660                     $70,806                                $66,258
12/99                                        $76,920                     $77,025                                $72,208
1/00                                         $70,880                     $71,433                                $67,623
2/00                                         $71,870                     $72,588                                $69,442
3/00                                         $76,050                     $76,708                                $72,137
4/00                                         $71,905                     $72,561                                $68,342

The above graph compares the growth of a hypothetical $50,000 investment in the Schwab International Index Fund-Select Shares, made at its inception, with a similar investment in the Schwab International Index-Registered Trademark- and the MSCI-EAFE-Registered Trademark- Index.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the fund. Investors cannot invest in an index directly.

ASSETS

----------------------------------------------------------------------
Total net assets as of 10/31/99 (000s)                        $448,880
----------------------------------------------------------------------
Total net assets as of 4/30/00 (000s)                         $623,102
----------------------------------------------------------------------
Percentage growth from 10/31/99 to 4/30/00                       38.8%
----------------------------------------------------------------------

SCHWAB INTERNATIONAL INDEX FUND-REGISTERED TRADEMARK-
PORTFOLIO SNAPSHOT

The Schwab International Index Fund (the fund) invests primarily in common stocks of the Schwab International Index-Registered Trademark-, an index created to represent the performance of common stocks and other equity securities issued by large, publicly traded companies from countries around the world with major developed securities markets, excluding the United States. As of April 30, 2000, the aggregate market capitalization of stocks included in the index represented approximately 43.6% of the total market value of all publicly traded non-U.S. companies.* The information below and on the following page provides a snapshot of the fund's characteristics as of 4/30/00, and is not indicative of its composition after that date. The terms used below are defined beginning on page 46.
A complete list of the securities in the fund's portfolio as of 4/30/00 is provided in the Schedule of Investments later in this report.

FUND FACTS

                                                 SCHWAB INTERNATIONAL INDEX FUND-                           PEER GROUP
                                                         INVESTOR SHARES                                    AVERAGE++
---------------------------------------------------------------------------------------------------------------------------------
Number of Issues                                                 348                                             170
---------------------------------------------------------------------------------------------------------------------------------

Median Market Cap ($ Mil)                                    $47,109+                                        $23,383
---------------------------------------------------------------------------------------------------------------------------------

Price/Earnings (P/E) Ratio)                                     37.7+                                           37.6
---------------------------------------------------------------------------------------------------------------------------------

Price/Book (P/B) Ratio                                           5.7+                                            6.0
---------------------------------------------------------------------------------------------------------------------------------
12-Month Yield                                                  0.82%+                                          0.59%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                            2%                                             83%
---------------------------------------------------------------------------------------------------------------------------------

Three-Year Beta                                                 0.80+                                           0.74
---------------------------------------------------------------------------------------------------------------------------------
Expense Ratio                                                   0.58%**                                         1.71%
---------------------------------------------------------------------------------------------------------------------------------

 * Source: Wilshire Associates.

 + Reflects a voluntary reduction by the investment adviser and Schwab, which is guaranteed through at least 2/28/01 (excluding interest, taxes and certain non-routine expenses).

 ++ Source: Morningstar. This information is as of 4/30/00, and is for illustrative purposes only. It is not intended to show, predict or guarantee future composition of the fund. The peer group average is based on 700 foreign stock funds as tracked by Morningstar.

EQUITY HOLDINGS BY COUNTRY
AS OF 4/30/00

-------------------------------------------
Japan                                 31.3%
-------------------------------------------
United Kingdom                        22.8%
-------------------------------------------
France                                 9.3%
-------------------------------------------
Germany                                6.5%
-------------------------------------------
Netherlands                            5.8%
-------------------------------------------
Switzerland                            5.1%
-------------------------------------------
Canada                                 4.6%
-------------------------------------------
Italy                                  3.6%
-------------------------------------------
Sweden                                 3.3%
-------------------------------------------
Spain                                  2.7%
-------------------------------------------
Hong Kong                              2.0%
-------------------------------------------
Australia                              1.9%
-------------------------------------------
Belgium                                0.6%
-------------------------------------------
Denmark                                0.5%
-------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        EQUITY INVESTMENT STYLE BOX(++)
                                 AS OF 4/30/00

-Style-
Value    Blend  Growth  -Market Cap-
             X                 Large
                              Medium
                               Small

++ Source: Morningstar, Inc. The style box illustrates the composition of the fund's portfolio as of 4/30/00. It is not indicative of its holdings after that date, nor does it represent an exact assessment of risk or future assessment or any type of future performance. Placement is based on the fund's P/E and P/B ratios relative to the S&P 500-Registered Trademark-Index, as well as the size of the companies in which it invests, or median market capitalization.

TOP 10 HOLDINGS
AS A PERCENTAGE OF FUND INVESTMENTS(1)

---------------------------------------------
NTT DoCoMo, Inc.                         3.7%
---------------------------------------------
Vodafone Airtouch PLC                    2.7%
---------------------------------------------
BP Amoco PLC                             2.3%
---------------------------------------------
Toyota Motor Corp.                       2.2%
---------------------------------------------
Telefonaktiebolaqet LM Ericsson,
Series B                                 2.0%
---------------------------------------------
---------------------------------------------
Nippon Telegraph & Telephone Corp.       1.8%
---------------------------------------------
Nortel Networks Corp.                    1.7%
---------------------------------------------
Royal Dutch Petroleum Co.                1.5%
---------------------------------------------
British Telecommunications PLC           1.4%
---------------------------------------------
Total Fina EIF SA, Series B              1.3%
---------------------------------------------

(1) Nothing in this report represents a recommendation of a security by the investment adviser.

PORTFOLIO MANAGEMENT

PORTFOLIO MANAGEMENT TEAM

GERI HOM--vice president and senior portfolio manager, has overall responsibility for the management of the funds' portfolios. Geri joined CSIM in March 1995 as Portfolio Manager and was promoted to her current position in December 1996. She currently manages approximately $19 billion in indexed equity mutual fund assets. Prior to joining CSIM, Geri was a principal for Wells Fargo Nikko Investment Advisors and vice president and manager of the Domestic Equity Portfolio Management Group for Wells Fargo Nikko.

LARRY MANO--director and portfolio manager, has primary responsibility for the day-to-day management of the Total Stock Market Index Fund-TM-. Prior to joining CSIM in 1998, he spent 20 years at Wilshire Associates, where he directed the development of the equity index investment products.

FUND DISCUSSION

QUESTIONS TO THE
PORTFOLIO MANAGEMENT TEAM

SCHWAB S&P 500 FUND

Q. HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A. As discussed in the MARKET OVERVIEW section of this report, large-cap domestic equities, such as the S&P 500 Index, relinquished a five-year hold as being the strongest performing major asset class to small-cap domestic equities. As the table below indicates, the fund achieved positive total returns for the six-month reporting period. All classes of shares closely tracked the fund's benchmark, the S&P 500 Index, which achieved a total return of 7.19% for the period. As the table below reveals, the fund as well as the index underperformed the average U.S. large-cap fund on a 6-month basis, but the fund outperformed the average U.S. large-cap fund on a three-year basis.(1) The fund's three year outperformance was even greater on an after-tax basis, a direct result of the fund's tax-efficient investment strategy.

                             BEFORE TAX           AFTER TAX
                      --------------------------------------
                      SIX MONTHS   THREE YEARS   THREE YEARS
------------------------------------------------------------
Investor Shares          7.05%        23.20%        22.76%
------------------------------------------------------------
e.Shares                 7.03%        23.28%        22.80%
------------------------------------------------------------
Select Shares            7.13%           --            --
------------------------------------------------------------
Average Large-Cap
Fund                    11.41%        22.04%        19.45%
------------------------------------------------------------

(1) Source: Morningstar, Inc. large-cap fund category contains 1,083 funds with six-month track records and 832 funds with three-year track records both as of 04/30/00. These funds may or may not follow a tax-efficiency strategy similar to that followed by the Schwab S&P 500 Fund.

Q. WHAT TAX-SMART STRATEGIES DOES THE FUND USE TO ENHANCE AFTER-TAX RETURNS?

A. Pre-tax total return is the most common measure used to compare mutual fund performance. Because of different tax management policies, however, two funds with identical pre-tax total returns may actually have significant differences in their after-tax returns. Over the long term, these after-tax return differences can have a major impact on investors' fund balances held outside retirement or other tax deferred accounts.

As shown in the first question, the Schwab S&P 500 Fund has been more "tax efficient" than the average large-cap fund. Index funds can be tax efficient because they are designed to have lower portfolio turnover rates, and hence, lower realization of capital gains than most actively managed funds. Furthermore, when the fund's investment manager buys and sells stock, they can use a strategy of offsetting capital gains with losses whenever possible to minimize the potential for capital gain distributions to shareholders.

Q. HOW HAVE THE INDUSTRY SECTORS IN THE S&P 500 INDEX CHANGED OVER THE LAST FIVE YEARS?

A. The graph on the next page shows the top ten industry sectors of the S&P 500 Index as of 4/30/00 as well as the historical weightings of these sectors since 4/30/96. Since 1996, the Index has become more concentrated, with the top ten sectors currently representing approximately 76% of the total versus approximately 55% in 1996. The sectors with the largest gains during the period were Business Machines (from 5.9% to 16.5%) and Electronics (from 4.8% to 12.2%). The sectors with the largest declines during the period were International Oil (from 6.6% to 3.8%) and Banks (from 7.1% to 4.7%).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
S&P 500-Registered Trademark- INDEX SECTORS
% OF TOTAL INDEX

      BUSINESS               DRUGS &                      PRODUCER  MISCELLANEOUS         BUSINESS
      MACHINES  ELECTRONICS  MEDICINE  TELEPHONE  RETAIL   GOODS       FINANCE     BANKS  SERVICES  MEDIA
4/96      5.87         4.79     10.10       8.17    4.93      5.53           3.10   7.11      2.23   3.10
4/97      6.95         6.03     10.79       6.28    4.59      5.54           3.55   7.90      1.81   3.05
4/98      7.74         5.94     11.61       6.74    5.26      5.32           4.87   8.89      2.36   3.67
4/99     12.10         5.61     11.08       8.36    6.30      4.85           5.77   7.31      3.99   3.63
4/00     16.74        12.37      9.77       6.99    5.98      5.52           5.27   4.80      4.51   3.91

Source: Wilshire Associates

SCHWAB 1000 FUND-TM-

Q. HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A. As discussed in the MARKET OVERVIEW section of this report, large-cap domestic equities, such as the Schwab 1000 Fund, relinquished a five-year hold as being the strongest performing major asset class to small-cap domestic equities. As the table below indicates, the fund still achieved positive total returns for the six-month reporting period. Both classes of shares closely tracked the fund's benchmark, the Schwab 1000 Index-Registered Trademark-, which achieved a total return of 9.05% for the period. As the table below reveals, the fund and the index underperformed the average U.S. large-cap fund on a 6-month basis, but the fund outperformed the average large-cap fund on a five-year basis.(2) The fund's 5-year outperformance was even greater on an after-tax basis, a direct result of the fund's tax-efficient investment strategy.

                            BEFORE TAX          AFTER TAX
                      ------------------------------------
                      SIX MONTHS   FIVE YEARS   FIVE YEARS
----------------------------------------------------------
Investor Shares          8.88%       24.55%       24.06%
----------------------------------------------------------
Select Shares            8.92%          --           --
----------------------------------------------------------
Average Large-Cap
Fund                    11.41%       21.99%       19.22%
----------------------------------------------------------

(2) Source: Morningstar, Inc. large-cap fund Category contains 1,083 funds with six-month track records and 647 funds with five-year track records, both as of 4/30/00. These funds may or may not follow a tax-efficiency strategy similar to that followed by the Schwab S&P 500 Fund.

Q. HOW DID THE PERFORMANCE OF THE SCHWAB 1000 INDEX COMPARE TO THE S&P 500
INDEX?

A. As shown in the table below, the Schwab 1000 Index outperformed the S&P 500 Index for the six month reporting period. On an inception-to-date basis, the performances of the two indices are almost identical. As we have discussed in previous reports, these two indices are constructed differently, and although the current period indicates otherwise, their performances will vary from time to time.

                                      INCEPTION (4/2/91)
                                       TO DATE AVERAGE
                          SIX MONTH     ANNUAL RETURN
--------------------------------------------------------
Schwab 1000 Index           9.05%           18.68%
--------------------------------------------------------
S&P 500 Index               7.19%           18.60%
--------------------------------------------------------

Q. WHAT MANAGEMENT TECHNIQUES DOES THE FUND USE TO ENHANCE AFTER-TAX RETURNS?

A. Pre-tax total return is the most common measure used to compare mutual fund performance. Because of different tax management policies, however, two funds with identical pre-tax total returns may actually have significant differences in their after-tax returns. Over the long term, these after-tax return differences can have a major impact on investors' fund balances held outside retirement and other tax deferred accounts.

As shown in the first question, the Schwab 1000 Fund has been more "tax efficient" than the average large-cap fund. Since its inception in 1991, the fund has not paid a capital gains distribution. Although no assurance can be provided that this record will be maintained in the future, it is indicative of the fund's tax-smart management strategy.

Index funds can be tax efficient because they are designed to have lower portfolio turnover rates, and hence, lower realization of capital gains than most actively-managed funds. In addition, the fund may adjust its weightings of certain stocks, continue to hold a stock that is no longer included in the index or choose to realize certain capital losses and use them to offset capital gains. These strategies may help to minimize the potential for capital gain distributions to shareholders.

Q. HOW HAVE THE INDUSTRY SECTORS IN THE SCHWAB 1000 INDEX CHANGED OVER THE LAST FIVE YEARS?
A. The graph shows the top ten industry sectors of the Schwab 1000 Index as of 4/30/00 as well as the historical weightings of these sectors since 4/30/96. Since 1996, the Index has become more concentrated, with the top ten sectors currently representing approximately 77% of the total versus approximately 57% in 1996. The sectors with the largest gains during the period were Business Machines (from 5.9% to 15.3%) and Electronics (from 5.9% to 12.5%). The sectors with the largest declines during the period were Banks (from 7.4% to 4.8%) and Energy and Utilities (from 5.0% to 3.0%).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
SCHWAB 1000 INDEX SECTORS
% OF TOTAL INDEX

      BUSINESS               DRUGS &              BUSINESS  MISCELLANEOUS          PRODUCER
      MACHINES  ELECTRONICS  MEDICINE  TELEPHONE  SERVICES     FINANCE     RETAIL   GOODS    BANKS  MEDIA
4/96      5.92         5.92     10.07       7.47      3.11           4.23    5.00      5.08   7.36   3.22
4/97      6.69         6.52     10.38       5.71      2.83           4.84    4.79      5.27   8.45   3.04
4/98      7.35         6.12     11.05       6.30      3.26           5.95    5.60      4.99   9.24   3.80
4/99     11.30         6.00     10.57       8.51      4.73           6.89    6.44      4.53   7.38   3.95
4/00     15.35        12.49      9.67       7.28      6.05           5.95    5.82      5.39   4.83   4.44

Source: Wilshire Associates

TOTAL STOCK MARKET INDEX FUND

Q. HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A. As discussed in the MARKET OVERVIEW section of this report, large-cap domestic equities, which make up a majority of the Wilshire 5000 Index, retreated from the strongest performing major asset class position. As the table below indicates, the fund achieved favorable total returns for the six-month period and closely tracked its benchmark, the Wilshire 5000 Index, which achieved a total return of 9.45% for the period.

                                     SIX MONTHS
-----------------------------------------------
Investor Shares                         9.24%
-----------------------------------------------
Select Shares                           9.26%
-----------------------------------------------
Average Large-Cap Fund                 11.41%
-----------------------------------------------

Q. WHAT TAX-SMART STRATEGIES DOES THE FUND USE TO ENHANCE AFTER-TAX RETURNS?

A. Pre-tax total return is the most common measure used to compare mutual fund performance. Because of different tax management policies, however, two funds with identical pre-tax total returns may actually have significant differences in their after-tax returns. Over the long term, these after-tax return differences can have a major impact on investors' fund balances held outside retirement and other tax-deferred accounts.

Index funds can be tax efficient because they are designed to have lower portfolio turnover rates, and hence, lower realization of capital gains than most actively managed funds. Furthermore, when the fund's investment manager buys and sells stock, they can use a strategy of offsetting capital gains with losses whenever possible to minimize the potential for capital gain distributions to shareholders.

Q. WHAT MARKET CAPITALIZATION EXPOSURE DOES THE FUND PROVIDE?

A. The U.S. stock market is commonly divided into three segments, based on market capitalization. Small-and mid-cap stocks are the most numerous, but make up only about one-third of the total value of the market. In contrast, large-cap stocks are relatively few in number but make up approximately two-thirds of the market's total value. The fund invests in all three tiers of the U.S. stock market: large-, mid- and small-cap.

Q. HOW HAVE THE INDUSTRY SECTORS IN THE WILSHIRE 5000 INDEX CHANGED OVER THE LAST FIVE YEARS?

A. The graph below illustrates the top ten industry sectors of the Wilshire 5000 Index as of 4/30/00 as well as the historical weightings of these sectors since 4/30/96. Since 1996, the Index has become more concentrated, with the top ten sectors currently representing approximately 76% of the total versus approximately 58% in 1996. The sectors with the largest gains during the period were Business Machines (from 5.5% to 13.7%) and Electronics (from 6.3% to 12.0%). The sectors with the largest declines during the period were Food and Agriculture (from 5.1% to 2.3%) and Banks (from 7.2% to 4.5%).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
WILSHIRE 5000 INDEX INDUSTRY SECTORS
% OF TOTAL INDEX

      BUSINESS               DRUGS &   BUSINESS             MISCELLANEOUS          PRODUCER
      MACHINES  ELECTRONICS  MEDICINE  SERVICES  TELEPHONE     FINANCE     RETAIL   GOODS    BANKS  MEDIA
4/96      5.52         6.29      9.95      4.58       6.62           5.15    4.71      5.22   7.17   3.06
4/97      6.13         6.66     10.14      3.93       5.13           5.99    4.52      5.26   8.26   2.90
4/98      6.65         6.34     10.50      4.71       5.81           6.92    5.16      4.98   8.73   3.59
4/99     10.26         6.08     10.06      6.17       7.76           7.56    6.03      4.55   7.24   3.87
4/00     13.97        12.21      9.38      8.10       6.92           6.24    5.30      5.13   4.62   4.15

Source: Wilshire Associates

SCHWAB SMALL-CAP INDEX FUND

Q. HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A. As discussed in the MARKET OVERVIEW section of this report, small-cap domestic equities emerged as the strongest performing asset class for the six-month period ended 4/30/00. Both classes of shares tracked the fund's benchmark, the Schwab Small-Cap Index, which realized a 17.39% total return for the period. As the table below reveals, the fund underperformed the average small-cap fund over both a six-month and a five-year period.(3) On an after tax basis, the fund's return was approximately equal to the average small-cap fund for the 5-year period.

                            BEFORE TAX          AFTER TAX
                      ------------------------------------
                      SIX MONTHS   FIVE YEARS   FIVE YEARS
----------------------------------------------------------
Investor Shares         16.44%       15.73%       15.31%
----------------------------------------------------------
Select Shares           16.60%          --           --
----------------------------------------------------------
Average Small-Cap
Fund                    25.87%       17.88%       15.33%
----------------------------------------------------------

Q. HOW DID THE PERFORMANCE OF THE SCHWAB SMALL-CAP-REGISTERED TRADEMARK- INDEX COMPARE TO THE RUSSELL 2000 INDEX?

A. As shown in the table below, the Schwab Small-Cap Index return was marginally less than the Russell 2000 Index for the six-month reporting period. On an inception-to-date basis, the Schwab Small-Cap Index has outperformed the Russell 2000 Index. As we have discussed in previous reports, these two indices are constructed differently, and it is not unusual that their performance should vary somewhat over time.

                                     INCEPTION (12/3/93)
                                       TO DATE AVERAGE
                         SIX MONTH      ANNUAL RETURN
--------------------------------------------------------
Schwab Small-Cap Index     17.39%           14.72%
--------------------------------------------------------
Russell 2000 Index         18.72%           12.91%
--------------------------------------------------------

(3) Source: Morningstar, Inc. small-cap fund category contains 459 funds with six-month track records and 217 funds with five-year track records, both as of 4/30/00. These funds may or may not follow a tax-efficiency strategy similar to that followed by the Schwab S&P 500 Fund.

Q. WHY HAVE SMALL-CAP FUNDS HISTORICALLY BEEN RISKIER THAN LARGE- AND MID-CAP FUNDS?

A. We believe the stock prices of smaller companies may be based substantially on future expectations rather than current achievements, and may move sharply, especially during market upturns or downturns. With its small-cap focus, this fund may make sense for long-term investors who are willing to accept greater risk in exchange for potentially higher long-term returns.

Q. HOW HAVE THE INDUSTRY SECTORS IN THE SCHWAB SMALL-CAP INDEX CHANGED OVER THE LAST FOUR YEARS?

A. The graph on the next page shows the top ten industry sectors of the Schwab Small-Cap Index as of 4/30/00 as well as the historical weightings of these sectors since 4/30/96. Since 1996, the concentration of the top ten sectors has increased moderately; however, there have been some significant shifts in the components. The sectors with the largest gains during the period were Business Services (from 11.6% to 13.2%) and Electronics (from 7.4% to 12.7%). The sectors with the largest declines during the period were Banks (from 6.3% to 4.2%) and Media (from 3.2% to 1.5%). Keep in mind that a sector decline in a small-cap index does not necessarily mean that the sector is declining in terms of its role in the entire economy--it could be (and in this case was) that the companies in these sectors are actually growing to the point where they move to a large-cap index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
SCHWAB SMALL-CAP INDEX SECTORS
% OF TOTAL INDEX

                              DRUGS                                     ENERGY
      BUSINESS                  &      PRODUCER  MISCELLANEOUS             &
      SERVICES  ELECTRONICS  MEDICINE   GOODS       FINANCE     BANKS  UTILITIES  CONSTRUCTION  INSURANCE  CHEMICALS
4/96     11.62         7.54      9.51      7.05           5.66   6.31       3.84          1.51       5.11       2.26
4/97     10.05         7.40      9.58      6.84           5.79   7.11       4.48          1.94       5.33       2.48
4/98     13.91         8.39      7.95      6.75           4.56   4.80       3.47          2.99       4.57       2.52
4/99     14.51         8.57      6.70      7.58           7.08   6.03       4.31          2.65       3.95       2.93
4/00     13.29        12.57     10.68      6.56           4.66   4.26       3.77          3.34       3.24       3.10

Source: Wilshire Associates

SCHWAB INTERNATIONAL INDEX FUND
Q. HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?
A. Although not as volatile as the domestic equity markets, the fund underperformed the U.S. large-cap and small-cap categories during the six-month reporting period. Both classes of shares closely tracked the fund's benchmark, the Schwab International Index, which realized a 6.93% total return for the period. As the table below reveals, the fund outperformed the average international stock fund over the five-year period ended April 30, 2000.(4) The fund as well as the index underperformed the average foreign stock fund on a 6-month and 5-year basis, but the fund outperformed the average foreign stock fund on a 5-year after tax basis, a direct result of the fund's tax-efficient investment strategy.

(4) Source: Morningstar, Inc. foreign stock fund category contains 335 funds with six-month track records and 178 funds with five-year track records, both as of 4/30/00. These funds may or may not follow a tax-efficiency strategy similar to that followed by the Schwab International Index Fund.

As shown in the Market Overview, the strong US Dollar had a moderately negative impact on Index returns during the six-month reporting period. Expressed in local currency terms, the six-month performance of the Schwab International Index-Registered Trademark- was 15.40%, approximately 8.47% greater than the dollar-denominated return, reflecting the relative weakness of foreign currencies during the reporting period.

                            BEFORE TAX          AFTER TAX
                      ------------------------------------
                      SIX MONTHS   FIVE YEARS   FIVE YEARS
----------------------------------------------------------
Investor Shares          6.43%       12.74%       12.27%
----------------------------------------------------------
Select Shares            6.41%          --           --
----------------------------------------------------------
Average Foreign Stock
Fund                    15.45%       13.72%       12.09%
----------------------------------------------------------

Q. HOW DID THE PERFORMANCE OF THE SCHWAB INTERNATIONAL INDEX COMPARE TO THE MSCI-EAFE-REGISTERED TRADEMARK- INDEX?

A. As shown in the table below, the Schwab International Index outperformed the MSCI-EAFE Index for the six-month reporting period. The principal reason for the differential was related to market capitalization. The Schwab International Index has a higher average market capitalization than the MSCI-EAFE Index. On an inception-to-date basis, the Schwab International Index continues to outperform the MSCI-EAFE Index.

                                      INCEPTION (9/3/93)
                                       TO DATE AVERAGE
                         SIX MONTHS     ANNUAL RETURN
--------------------------------------------------------
Schwab International
Index                       6.93%           11.89%
--------------------------------------------------------
MSCI-EAFE Index             6.72%            9.56%
--------------------------------------------------------

Q. WHAT TAX-SMART STRATEGIES DOES THE FUND USE TO ENHANCE AFTER-TAX RETURNS?

A. Pre-tax total return is the most common measure used to compare mutual fund performance. However, because of different tax management policies, two funds with identical pre-tax total returns may actually have significant differences in their after-tax returns. Over the long term, these after-tax return differences can have a major impact on investors' fund balances held outside retirement and other tax-deferred accounts.

As shown in the first question above, the Schwab International Index Fund has been more "tax efficient" than the average foreign fund. Index funds can be tax efficient because they are designed to have lower portfolio turnover rates, and hence, lower realization of capital gains than most actively managed funds. Furthermore, when the fund's investment manager buys and sells stock, they can use a strategy of offsetting capital gains with losses whenever possible to minimize the potential for capital gain distributions to shareholders.

Q. HOW HAVE THE COUNTRY WEIGHTINGS IN THE SCHWAB INTERNATIONAL INDEX CHANGED OVER THE LAST FOUR YEARS?

A. The graph below shows the top seven countries by their percent weighting in the Schwab International Index as of 4/30/00 as well as the historical weightings of these countries since 4/30/96. Compared to 1996, the changes have been fairly minor. However, there were significant shifts within the period, particularly in the Japan weighting, which dropped significantly only to rebound by the end of the period. The United Kingdom and France experienced moderate increases over the four-year period.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
SCHWAB INTERNATIONAL INDEX
% OF TOTAL INDEX

      JAPAN   UNITED KINGDOM  FRANCE  GERMANY  NETHERLANDS  SWITZERLAND  CANA-   OTHER
                                                                           DA
4/96  35.782           19.26   6.653    7.625        5.628        6.858   2.816  15.379
4/97  27.863          23.183   7.005     8.47        6.766        7.494   3.282  15.937
4/98  23.925          25.065   7.335     9.01        7.113        8.008   3.844  15.699
4/99   22.68          26.082   8.575    9.239        6.866        7.929   3.298  15.332
4/00   31.48          22.756   9.451    6.408        5.766        5.113   4.563  14.461

Source: Wilshire Associates

GLOSSARY

ASSET ALLOCATION--The division of holdings among different types of assets, such as domestic stocks, international stocks, bonds and cashequivalent securities.

BETA--A measure of a stock's volatility relative to the overall stock market. The beta of the S&P 500-Registered Trademark- Index is 1. Any investment that is more volatile than the market as a whole has a beta value higher than 1. If the beta is less than 1, the investment is considered to be less volatile than the market.

CAPITAL GAIN (LOSS)--When a stock is sold for a profit, the difference between the net sales price and its net purchase price, or cost basis, is a capital gain. If a stock is sold below cost, the difference is a capital loss.

EARNINGS GROWTH RATE--The average annual rate of growth in earnings over the past five years for the stocks in a fund's portfolio.

EARNINGS PER SHARE (EPS)--The net income (or earnings) of a company for the past 12 months divided by the current number of shares outstanding.

EXPENSE RATIO--Amount, expressed as a percentage of total investment, that shareholders pay annually for mutual fund operating expenses and management fees.

MARKET CAPITALIZATION--The dollar value of a company or the amount someone would pay to buy the company today. It is calculated by multiplying the total number of outstanding shares by the current price per share. Median market cap is the midpoint of a fund's total market capitalization, weighted by the portion of assets invested in each holding. As a result, half of the fund's holdings will have market caps above the median, and the rest below it.

NET ASSET VALUE (NAV)--The market value of a fund share.

PRICE/BOOK (P/B) RATIO--Compares a stock's market value with the value of total assets minus intangible assets and total liabilities (the book value). It is determined by dividing the current price of the stock by common stockholder equity per share. In evaluating stocks, comparing P/B ratios often works well in situations where price/earnings ratios do not, because the P/B ratio is stable over time and is always a positive number. P/B ratios are best used for comparisons within an industry rather than between industries, as certain industries will usually contain stocks that have all high or all low P/B ratios. For mutual funds the P/B ratio is the weighted average of all the stocks' P/B ratios in the portfolio.

PRICE/EARNINGS (P/E) RATIO--The ratio of a company's stock price to its earnings per share over the past year. For mutual funds the P/E ratio is the weighted average of all the stocks' P/E ratios in the mutual fund's portfolio. The P/E is an indicator of market expectations about a company's prospects. Typically, the higher the P/E, the greater the expectations for a company's future growth. Because earnings are volatile and sometimes "negative," however, the P/E has its limitations and may fail as a measure for a significant number of stocks at any given time.

RETURN ON EQUITY--The average annual rate of return generated by the companies a fund holds during the past five years for each dollar of shareholders' equity (net income divided by shareholders' equity).

STOCK--A share of ownership, or equity, in a corporation.
46

TOTAL RETURN--The sum of dividends, plus capital gains (or losses).

TURNOVER RATE--An indication of a fund's trading activity. Funds with higher turnover rates typically incur higher transaction costs and are more likely to distribute capital gains, which are taxable to investors.

YIELD--The income generated by an investment, expressed as a percentage of its price.

SCHWAB S&P 500 FUND
SCHEDULE OF INVESTMENTS
April 30, 2000 (Unaudited)
                                Number      Value
                               of Shares    (000s)
                               ---------  -----------
COMMON STOCK -- 99.7%
AEROSPACE / DEFENSE -- 1.0%
B.F. Goodrich Co.               71,913     $  2,292
Boeing Co.                     564,854       22,418
Crane Co.                       42,569        1,144
General Dynamics Corp.         130,462        7,632
Lockheed Martin Corp.          256,210        6,373
Northrop Grumman Corp.          44,939        3,185
Raytheon Co., Class B          218,894        4,857
Rockwell International Corp.   123,536        4,864
Textron, Inc.                   96,845        5,999
TRW, Inc.                       79,457        4,648
United Technologies Corp.      308,184       19,165
                                           --------
                                             82,577
                                           --------
AIR TRANSPORTATION -- 0.3%
AMR Corp.+                      96,484        3,287
Delta Air Lines, Inc.           84,306        4,447
FedEx Corp.+                   188,588        7,107
Southwest Airlines Co.         327,318        7,099
U.S. Airways Group, Inc.+       45,990        1,279
                                           --------
                                             23,219
                                           --------
ALCOHOLIC BEVERAGES -- 0.3%
Adolph Coors Co., Class B       24,077        1,228
Anheuser-Busch Cos., Inc.      303,927       21,446
Brown-Forman Corp., Class B     44,344        2,419
                                           --------
                                             25,093
                                           --------
APPAREL -- 0.2%
Liz Claiborne, Inc.             38,146        1,767
Nike, Inc., Class B            179,503        7,797
Reebok International Ltd.+      36,318          617
Russell Corp.                   21,276          418
Springs Industries, Inc.        11,642          478
VF Corp.                        76,762        2,168
                                           --------
                                             13,245
                                           --------
AUTOMOTIVE PRODUCTS / MOTOR VEHICLES -- 1.5%
Cooper Tire & Rubber Co.        48,864          659
Cummins Engine Co., Inc.        26,880          956
Dana Corp.                     106,996        3,250
Danaher Corp.                   92,900        5,307
Delphi Automotive Systems
  Corp.                        366,380        7,007
Eaton Corp.                     48,461        4,071
Ford Motor Co.                 784,195       42,886
General Motors Corp.           417,023       39,044

                                Number      Value
                               of Shares    (000s)
                               ---------  -----------
Genuine Parts Co.              115,376     $  3,028
Goodyear Tire & Rubber Co.     101,726        2,810
Harley-Davidson, Inc.          196,800        7,835
Navistar International Corp.+   41,053        1,437
                                           --------
                                            118,290
                                           --------
BANKS -- 4.8%
AmSouth Bancorp.               252,950        3,684
Bank of America Corp.        1,107,699       54,277
Bank of New York Co., Inc.     479,286       19,681
Bank One Corp.                 744,824       22,717
BB&T Corp.                     224,772        5,984
Chase Manhattan Corp.          535,870       38,616
Comerica, Inc.                 101,130        4,285
Fifth Third Bancorp.           200,683       12,668
First Union Corp.              641,821       20,458
Firstar Corp.                  635,891       15,818
Fleet Boston Financial Corp.   595,120       21,090
Huntington Bancshares, Inc.    148,410        2,708
J.P. Morgan & Co., Inc.        112,474       14,439
KeyCorp, Inc.                  289,308        5,352
Mellon Financial Corp.         329,952       10,600
National City Corp.            400,000        6,800
Northern Trust Corp.           144,200        9,247
Old Kent Financial Corp.        86,000        2,591
PNC Financial Services Group   191,141        8,339
Providian Financial Corp.       92,194        8,119
Regions Financial Corp.        141,200        2,886
SouthTrust Corp.               109,100        2,605
State Street Corp.             104,135       10,088
Summit Bancorp.                112,900        2,865
SunTrust Banks, Inc.           207,947       10,553
Synovus Financial Corp.        181,247        3,364
U.S. Bancorp.                  488,281        9,918
Union Planters Corp.            91,800        2,599
Wachovia Corp.                 131,426        8,239
Wells Fargo & Co.            1,071,006       43,978
                                           --------
                                            384,568
                                           --------
BUSINESS MACHINES & SOFTWARE -- 16.7%
3Com Corp.+                    222,420        8,772
Adaptec, Inc.+                  67,700        1,828
Adobe Systems, Inc.             77,604        9,385
Apple Computer, Inc.+          105,166       13,047
Autodesk, Inc.                  40,500        1,554
BMC Software, Inc.+            158,000        7,397
Cabletron Systems, Inc.+       118,129        2,702
Ceridian Corp.+                 94,120        2,041

                               Number      Value
                             of Shares     (000s)
                             ---------   -----------
Cisco Systems, Inc.+         4,438,680   $  307,725
Compaq Computer Corp.        1,099,194       32,151
Compuware Corp.+               233,200        2,930
Comverse Technology, Inc.+      99,100        8,839
Dell Computer Corp.+         1,664,428       83,430
EMC Corp.+                     660,537       91,773
Gateway, Inc.+                 205,700       11,365
Hewlett-Packard Co.            652,973       88,151
IKON Office Solutions, Inc.     97,077          570
International Business
  Machines Corp.             1,169,404      130,535
Lexmark International Group,
  Inc., Class A+                83,100        9,806
Microsoft Corp.+             3,376,412      235,505
NCR Corp.+                      63,200        2,441
Network Appliance, Inc.+       198,000       14,640
Novell, Inc.+                  211,229        4,145
Oracle Corp.+                1,830,390      146,317
Pitney Bowes, Inc.             172,602        7,055
Seagate Technology, Inc.+      139,811        7,104
Silicon Graphics, Inc.+        119,070          856
Sun Microsystems, Inc.+      1,024,384       94,179
Unisys Corp.+                  200,915        4,659
Xerox Corp.                    430,574       11,383
                                         ----------
                                          1,342,285
                                         ----------
BUSINESS SERVICES -- 4.5%
Allied Waste Industries, Inc.+ 122,100          748
America Online, Inc.+        1,479,900       88,516
Automatic Data Processing,
  Inc.                         410,624       22,097
Citrix Systems, Inc.+          116,400        7,108
Computer Associates
  International, Inc.          383,590       21,409
Computer Sciences Corp.+       108,922        8,884
Deluxe Corp.                    47,672        1,201
Dun & Bradstreet Corp.         103,856        3,129
Ecolab, Inc.                    83,670        3,268
Electronic Data Systems Corp.  307,500       21,141
Equifax, Inc.                   92,115        2,251
First Data Corp.               272,027       13,244
H&R Block, Inc.                 64,117        2,681
IMS Health, Inc.               199,386        3,402
Interpublic Group of Cos.,
  Inc.                         182,520        7,483
Laidlaw, Inc.                        1           --
National Service Industries,
  Inc.                          26,600          572
Omnicom Group, Inc.            115,300       10,499
Parametric Technology Corp.+   177,232        1,446

                                Number      Value
                               of Shares    (000s)
                               ---------  -----------
Paychex, Inc.                  160,950   $    8,470
PeopleSoft, Inc.+              173,900        2,424
Shared Medical Systems Corp.    17,652          731
Tyco International Ltd.      1,097,160       50,401
VERITAS Software Corp.+        252,500       27,085
Waste Management, Inc.         402,026        6,382
Yahoo!, Inc.+                  343,500       44,741
Young & Rubicam, Inc.           45,100        2,511
                                         ----------
                                            361,824
                                         ----------
CHEMICAL -- 1.8%
Air Products & Chemicals, Inc. 148,758        4,621
Dow Chemical Co.               143,076       16,168
E. I. du Pont de Nemours & Co. 678,054       32,165
Eastman Chemical Co.            50,464        2,640
Great Lakes Chemical Corp.      37,325        1,006
Hercules, Inc.                  68,457        1,065
Minnesota Mining &
  Manufacturing Co.            261,068       22,582
Pharmacia Corp.                811,880       40,543
PPG Industries, Inc.           112,975        6,143
Praxair, Inc.                  103,630        4,605
Rohm & Haas Co.                141,850        5,053
Sigma-Aldrich Corp.             65,109        1,913
Union Carbide Corp.             87,460        5,160
W.R. Grace & Co.+               46,200          601
                                         ----------
                                            144,265
                                         ----------
CONSTRUCTION -- 0.2%
Armstrong Holdings, Inc.+       25,700          503
Centex Corp.                    39,122          944
Fluor Corp.                     49,875        1,674
Kaufman & Broad Home Corp.      30,681          591
Masco Corp.                    290,090        6,509
Owens Corning                   35,311          642
Pulte Corp.                     27,788          597
Sherwin-Williams Co.           107,161        2,666
The Stanley Works               58,586        1,728
Vulcan Materials Co.            64,600        2,830
                                         ----------
                                             18,684
                                         ----------
CONSUMER - DURABLE -- 0.1%
Black & Decker Corp.            56,897        2,393
Leggett & Platt, Inc.          127,400        2,723
Maytag Corp.                    54,456        1,875
Whirlpool Corp.                 48,056        3,130
                                         ----------
                                             10,121
                                         ----------

SCHWAB S&P 500 FUND
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                                Number      Value
                               of Shares    (000s)
                               ---------  -----------
CONSUMER - NONDURABLE -- 0.7%
American Greetings Corp.,
  Class A                       41,657    $     755
Darden Restaurants, Inc.        84,620        1,560
Fortune Brands, Inc.           105,958        2,649
Harcourt General, Inc.          45,900        1,715
Hasbro, Inc.                   113,697        1,812
Jostens, Inc.                   21,400          528
Mattel, Inc.                   272,207        3,335
McDonald's Corp.               878,974       33,511
Newell Rubbermaid, Inc.        182,433        4,595
Tricon Global Restaurants,
  Inc.+                         97,850        3,339
Tupperware Corp.                37,978          717
Wendy's International, Inc.     77,175        1,727
                                         ----------
                                             56,243
                                         ----------
CONTAINERS -- 0.1%
Ball Corp.                      19,763          623
Bemis Co., Inc.                 34,011        1,252
Crown Cork & Seal Co., Inc.     83,968        1,364
Owens-Illinois, Inc.+           96,693        1,305
Pactiv Corp.+                  110,356          904
Sealed Air Corp.+               54,726        3,044
                                         ----------
                                              8,492
                                         ----------
ELECTRONICS -- 12.3%
ADC Telecommunications, Inc.+  195,300       11,864
Advanced Micro Devices, Inc.+   95,794        8,406
Altera Corp.+                  106,000       10,838
Analog Devices, Inc.+          227,200       17,452
Andrew Corp.+                   52,988        1,560
Applied Materials, Inc.+       498,024       50,705
Conexant Systems, Inc.+        139,100        8,328
Intel Corp.                  2,167,524      274,869
ITT Industries, Inc.            56,747        1,791
KLA-Tencor Corp.+              119,250        8,929
Linear Technology Corp.        202,200       11,551
LSI Logic Corp.+               193,394       12,087
Lucent Technologies, Inc.    2,068,035      128,606
Micron Technology, Inc.+       175,840       24,486
Molex, Inc.                    127,200        6,988
Motorola, Inc.                 461,666       54,967
National Semiconductor Corp.+  111,437        6,770
Nextel Communications, Inc.,
  Class A+                     236,750       25,909
Nortel Networks Corp.          937,040      106,120
PE Corp.-PE Biosystems Group   133,664        8,020
PerkinElmer, Inc.               31,696        1,735

                                Number      Value
                               of Shares    (000s)
                               ---------  -----------
QUALCOMM, Inc.+                480,300   $   52,082
Scientific-Atlanta, Inc.       102,824        6,690
Solectron Corp.+               384,300       17,990
Tektronix, Inc.                 31,305        1,812
Tellabs, Inc.+                 261,156       14,315
Teradyne, Inc.+                111,200       12,232
Texas Instruments, Inc.        528,802       86,129
Thermo Electron Corp.+         102,914        1,994
Thomas & Betts Corp.            37,515        1,156
Xilinx, Inc.+                  208,800       15,295
                                         ----------
                                            991,676
                                         ----------
ENERGY - RAW MATERIALS -- 0.8%
Anadarko Petroleum Corp.        82,350        3,577
Apache Corp.                    73,689        3,570
Baker Hughes, Inc.             213,908        6,805
Burlington Resources, Inc.     141,055        5,545
Eastern Enterprises             17,843        1,086
Halliburton Co.                286,729       12,670
McDermott International, Inc.   38,300          311
Occidental Petroleum Corp.     237,792        5,098
Rowan Cos., Inc.+               60,181        1,681
Schlumberger Ltd.              358,634       27,458
                                         ----------
                                             67,801
                                         ----------
FOOD & AGRICULTURE -- 2.7%
Archer-Daniels Midland Co.     392,942        3,905
Bestfoods, Inc.                181,400        9,115
Campbell Soup Co.              276,827        7,197
Coca-Cola Co.                1,602,282       75,407
Coca-Cola Enterprises, Inc.    275,200        5,865
ConAgra, Inc.                  319,500        6,031
General Mills, Inc.            195,768        7,121
H.J. Heinz Co.                 230,438        7,835
Hershey Foods Corp.             90,398        4,102
Kellogg Co.                    262,262        6,409
Nabisco Group Holdings Corp.   211,100        2,718
PepsiCo, Inc.                  943,897       34,629
Quaker Oats Co.                 87,187        5,683
Ralston-Ralston Purina Group   195,269        3,454
Sara Lee Corp.                 588,738        8,831
SUPERVALU, Inc.                 90,954        1,882
SYSCO Corp.                    214,428        8,068
Unilever NV                    370,632       16,887
Wm. Wrigley Jr. Co.             75,643        5,475
                                         ----------
                                            220,614
                                         ----------

                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
GOLD -- 0.1%
Barrick Gold Corp.             254,979   $    4,287
Homestake Mining Co.           168,107        1,009
Newmont Mining Corp.           108,269        2,537
Placer Dome, Inc.              209,800        1,705
                                         ----------
                                              9,538
                                         ----------
HEALTHCARE / DRUGS & MEDICINE -- 9.7%
Abbott Laboratories            997,314       38,334
Aetna, Inc.                     93,158        5,392
Allergan, Inc.                  85,070        5,009
ALZA Corp.+                     65,978        2,907
American Home Products Corp.   847,710       47,631
Amgen, Inc.+                   663,616       37,163
Bausch & Lomb, Inc.             37,416        2,259
Baxter International, Inc.     189,184       12,321
Becton, Dickinson & Co.        162,710        4,169
Biogen, Inc.+                   97,800        5,752
Biomet, Inc.                    73,632        2,628
Boston Scientific Corp.+       269,212        7,134
Bristol-Myers Squibb Co.     1,286,864       67,480
C.R. Bard, Inc.                 33,020        1,438
Cardinal Health, Inc.          182,990       10,076
Columbia / HCA Healthcare
  Corp.                        365,316       10,389
Eli Lilly & Co.                708,324       54,762
Guidant Corp.+                 199,820       11,465
HealthSouth Corp.+             249,809        2,014
Humana, Inc.+                  107,942          830
Johnson & Johnson              903,180       74,512
Mallinckrodt, Inc.              44,800        1,204
Manor Care, Inc.+               66,533          794
McKesson HBOC, Inc.            182,220        3,075
Medtronic, Inc.                775,554       40,280
Merck & Co., Inc.            1,516,346      105,386
Pfizer, Inc.                 2,511,500      105,797
Quintiles Transnational Corp.+  74,000        1,059
Schering-Plough Corp.          953,062       38,420
St. Jude Medical, Inc.+         54,292        1,693
Tenet Healthcare Corp.+        201,733        5,144
UnitedHealth Group, Inc.       110,392        7,362
Warner-Lambert Co.             558,301       63,542
Watson Pharmaceuticals, Inc.+   62,800        2,822
Wellpoint Health Networks,
  Inc.+                         41,900        3,090
                                         ----------
                                            783,333
                                         ----------

                                Number      Value
                               of Shares    (000s)
                               ---------  -----------
HOUSEHOLD PRODUCTS -- 1.4%
Alberto-Culver Co., Class B     35,917    $     849
Avon Products, Inc.            157,454        6,534
Clorox Co.                     153,732        5,650
Colgate-Palmolive Co.          377,836       21,584
Gillette Co.                   696,738       25,779
International Flavors &
  Fragrances, Inc.              67,828        2,336
Procter & Gamble Co.           854,222       50,933
                                         ----------
                                            113,665
                                         ----------
INSURANCE -- 2.8%
AFLAC, Inc.                    173,100        8,449
Allstate Corp.                 521,918       12,330
American General Corp.         160,922        9,012
American International
  Group, Inc.                1,004,410      110,171
Aon Corp.                      166,348        4,502
Chubb Corp.                    113,960        7,251
CIGNA Corp.                    109,565        8,738
Cincinnati Financial Corp.     106,945        4,311
Conseco, Inc.                  210,702        1,146
Hartford Financial Services
  Group, Inc.                  143,692        7,499
Jefferson-Pilot Corp.           68,422        4,554
Lincoln National Corp.         127,226        4,429
Loew's Corp.                    69,040        3,806
Marsh & McLennan Cos., Inc.    173,578       17,108
MBIA, Inc.                      65,086        3,218
MGIC Investment Corp.           69,038        3,301
Progressive Corp.               47,951        3,138
SAFECO Corp.                    84,691        1,874
St. Paul Cos., Inc.            147,416        5,252
Torchmark Corp.                 85,689        2,147
UnumProvident Corp.            155,328        2,640
                                         ----------
                                            224,876
                                         ----------
MEDIA -- 3.9%
CBS Corp.+                     489,702       28,770
Clear Channel Communications,
  Inc.+                        219,910       15,834
Comcast Corp., Class A+        602,258       24,128
Dow Jones & Co., Inc.           58,050        3,766
Gannett Co., Inc.              181,292       11,580
Knight-Ridder, Inc.             54,383        2,668
McGraw-Hill Cos., Inc.         127,264        6,681
MediaOne Group, Inc.+          393,067       29,726

SCHWAB S&P 500 FUND
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                               Number       Value
                              of Shares     (000s)
                              ---------  -----------
Meredith Corp.                  33,612   $      935
New York Times Co., Class A    111,300        4,584
R.R. Donnelley & Sons Co.       82,106        1,745
Seagram Co. Ltd.               281,375       15,194
Time Warner, Inc.              835,240       75,119
Tribune Co.                    154,112        5,991
Viacom, Inc., Class B+         453,774       24,674
Walt Disney Co.              1,342,830       58,161
                                         ----------
                                            309,556
                                         ----------
MISCELLANEOUS FINANCE -- 5.3%
American Express Co.           291,579       43,755
Associates First Capital Corp. 472,002       10,473
Bear Stearns Cos., Inc.         74,201        3,181
Capital One Financial Corp.    128,050        5,602
Charles Schwab Corp.           533,358       23,735
Citigroup, Inc.              2,187,256      130,005
Countrywide Credit
  Industries, Inc.              73,124        2,020
Fannie Mae                     664,917       40,103
Franklin Resources, Inc.       160,900        5,189
Freddie Mac                    452,652       20,794
Golden West Financial Corp.    105,357        3,595
Household International, Inc.  305,108       12,738
Lehman Brothers Holdings, Inc.  78,400        6,434
MBNA Corp.                     519,520       13,800
Merrill Lynch & Co., Inc.      240,792       24,546
Morgan Stanley Dean Witter
  Discover & Co.               739,372       56,747
Paine Webber Group, Inc.        92,900        4,076
Sabre Group Holdings, Inc.+     84,101        2,938
SLM Holding Corp.              103,700        3,247
T. Rowe Price Associates, Inc.  77,300        2,947
Washington Mutual, Inc.        374,356        9,569
                                         ----------
                                            425,494
                                         ----------
NON-FERROUS METALS -- 0.4%
Alcan Aluminum Ltd.            142,574        4,669
Alcoa, Inc.                    239,026       15,507
Engelhard Corp.                 81,301        1,428
Freeport-McMoRan Copper &
  Gold, Inc., Class B+         105,615        1,017
Inco Ltd.+                     124,649        1,948
Phelps Dodge Corp.              53,154        2,458
Reynolds Metals Co.             41,054        2,730
                                         ----------
                                             29,757
                                         ----------

                                Number      Value
                               of Shares    (000s)
                               ---------  -----------
OIL - DOMESTIC -- 0.6%
Amerada Hess Corp.              58,792   $    3,741
Ashland, Inc.                   46,856        1,599
Conoco, Inc., Class B          406,000       10,099
Kerr-McGee Corp.                62,273        3,223
Phillips Petroleum Co.         164,850        7,820
Sunoco, Inc.                    59,052        1,790
Tosco Corp.                     92,900        2,978
Transocean Sedco Forex, Inc.   135,483        6,368
Union Pacific Resources Group,
  Inc.                         162,762        3,123
Unocal Corp.                   157,116        5,077
USX-Marathon Group, Inc.       201,002        4,686
                                         ----------
                                             50,504
                                         ----------
OIL - INTERNATIONAL -- 3.8%
Chevron Corp.                  427,468       36,388
Exxon Mobil Corp.            2,240,353      174,047
Royal Dutch Petroleum Co. -
  Sponsored ADR              1,390,980       79,808
Texaco, Inc.                   358,754       17,758
                                         ----------
                                            308,001
                                         ----------
OPTICAL & PHOTO -- 0.6%
Corning, Inc.                  180,382       35,626
Eastman Kodak Co.              205,181       11,477
Polaroid Corp.                  29,495          595
                                         ----------
                                             47,698
                                         ----------
PAPER & FOREST PRODUCTS -- 0.8%
Boise Cascade Corp.             37,216        1,212
Champion International Corp.    63,000        4,142
Fort James Corp.               140,695        3,368
Georgia-Pacific Group          111,082        4,082
International Paper Co.        268,781        9,878
Kimberly-Clark Corp.           362,313       21,037
Louisiana-Pacific Corp.         69,228          926
Mead Corp.                      66,219        2,305
Potlatch Corp.                  19,560          771
Temple-Inland, Inc.             36,319        1,821
Westvaco Corp.                  65,613        2,026
Weyerhaeuser Co.               152,017        8,123
Willamette Industries, Inc.     72,832        2,781
                                         ----------
                                             62,472
                                         ----------

                               Number      Value
                             of Shares     (000s)
                             ---------   -----------
PRODUCER GOODS & MANUFACTURING -- 5.6%
Avery Dennison Corp.            72,815   $    4,778
Briggs & Stratton Corp.         15,200          583
Caterpillar, Inc.              230,986        9,109
Cooper Industries, Inc.         61,055        2,095
Deere & Co.                    151,527        6,118
Dover Corp.                    132,165        6,716
Emerson Electric Co.           279,826       15,355
FMC Corp.+                      19,878        1,157
General Electric Co. (b)     2,128,640      334,729
Honeywell International, Inc.  514,443       28,809
Illinois Tool Works, Inc.      195,321       12,513
Ingersoll-Rand Co.             106,397        4,994
Johnson Controls, Inc.          56,075        3,550
Milacron, Inc.                  23,783          434
Millipore Corp.                 29,491        2,114
NACCO Industries, Inc., Class A  5,317          239
Pall Corp.                      79,966        1,784
Parker-Hannifin Corp.           73,333        3,410
Snap-On, Inc.                   37,650          995
The Timken Co.                  39,832          737
W.W. Grainger, Inc.             60,508        2,625
                                         ----------
                                            442,844
                                         ----------
RAILROAD & SHIPPING -- 0.3%
Burlington Northern Santa Fe
  Corp.                        296,575        7,155
CSX Corp.                      141,455        2,961
Kansas City Southern
  Industries, Inc.              72,400        5,204
Norfolk Southern Corp.         247,088        4,355
Union Pacific Corp.            161,116        6,787
                                         ----------
                                             26,462
                                         ----------
RETAIL -- 6.0%
Albertson's, Inc.              275,037        8,956
AutoZone, Inc.+                 89,615        2,055
Bed, Bath & Beyond, Inc.+       91,300        3,350
Best Buy Co., Inc.+            132,500       10,699
Cendant Corp.+                 457,995        7,070
Circuit City Stores-Circuit
  City Group                   132,012        7,764
Consolidated Stores Corp.+      71,500          889
Costco Wholesale Corp.+        288,588       15,602
CVS Corp.                      254,518       11,071
Dillards, Inc., Class A         69,133          963
Dollar General Corp.           171,306        3,919
Federated Department Stores,
  Inc.+                        136,137        4,629
Gap, Inc.                      553,302       20,334

                              Number      Value
                             of Shares     (000s)
                             ---------   -----------
Great Atlantic & Pacific
  Tea Co., Inc.                 24,700      $   452
Home Depot, Inc.             1,493,525       83,731
J.C. Penney Co., Inc.          168,520        2,328
Kmart Corp.+                   317,117        2,576
Kohl's Corp.+                  211,200       10,138
Kroger Co.+                    540,562       10,034
Limited, Inc.                  139,267        6,293
Longs Drug Stores, Inc.         25,282          588
Lowe's Cos., Inc.              248,326       12,292
May Department Stores Co.      215,079        5,915
Nordstrom, Inc.                 87,322        2,429
Office Depot, Inc.+            212,900        2,249
Rite Aid Corp.                 167,014          835
Safeway, Inc.+                 330,100       14,566
Sears, Roebuck & Co.           245,418        8,988
Staples, Inc.+                 303,850        5,792
Tandy Corp.                    125,442        7,150
Target Corp.                   284,410       18,931
TJX Cos., Inc.                 200,782        3,852
Toys "R" Us, Inc.+             157,696        2,405
Wal-Mart Stores, Inc.        2,889,262      159,993
Walgreen Co.                   652,756       18,359
Winn-Dixie Stores, Inc.         94,711        1,569
                                         ----------
                                            478,766
                                         ----------
STEEL -- 0.1%
Allegheny Technologies, Inc.    60,251        1,457
Bethlehem Steel Corp.+          84,135          452
Nucor Corp.                     56,284        2,420
USX-U.S. Steel Group, Inc.      57,079        1,431
Worthington Industries, Inc.    57,402          711
                                         ----------
                                              6,471
                                         ----------
TELEPHONE -- 7.0%
Alltel Corp.                   204,090       13,598
AT&T Corp.                   2,073,093       96,787
Bell Atlantic Corp.          1,007,696       59,706
BellSouth Corp.              1,221,092       59,452
CenturyTel, Inc.                90,950        2,228
Global Crossing Ltd.+          505,255       15,916
GTE Corp.                      624,148       42,286
MCI WorldCom, Inc.+          1,841,204       83,660
SBC Communications, Inc.     2,212,930       96,954
Sprint Corp. (FON Group)       566,598       34,846
Sprint Corp. (PCS Group)+      560,398       30,822
US West, Inc.                  329,812       23,478
                                         ----------
                                            559,733
                                         ----------

SCHWAB S&P 500 FUND
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                              Number      Value
                             of Shares    (000s)
                             ---------  -----------
TOBACCO -- 0.4%
Philip Morris Cos., Inc.     1,534,462  $    33,566
UST, Inc.                      110,500        1,658
                                         ----------
                                             35,224
                                         ----------
TRAVEL & RECREATION -- 0.3%
Brunswick Corp.                 59,107        1,134
Carnival Corp.                 400,000        9,950
Harrah's Entertainment, Inc.+   83,011        1,707
Hilton Hotels Corp.            238,572        2,028
Marriott International, Inc.,
  Class A                      161,232        5,159
Mirage Resorts, Inc.+          125,474        2,557
                                         ----------
                                             22,535
                                         ----------
TRUCKING & FREIGHT -- 0.0%
PACCAR, Inc.                    50,663        2,410
Ryder Systems, Inc.             41,762          926
                                         ----------
                                              3,336
                                         ----------
UTILITIES - ELECTRIC & GAS -- 2.6%
AES Corp.+                     133,800       12,034
Ameren Corp.                    88,613        3,251
American Electric Power Co.,
  Inc.                         125,895        4,611
Carolina Power & Light Co.     104,016        3,803
Central & South West Corp.     137,943        2,992
Cinergy Corp.                  102,600        2,745
CMS Energy Corp.                75,300        1,431
Coastal Corp.                  138,542        6,953
Columbia Energy Group           53,274        3,343
Consolidated Edison, Inc.      143,191        5,039
Constellation Energy Group,
  Inc.                          97,308        3,217
Dominion Resources, Inc.       154,055        6,932
DTE Energy Co.                  93,703        3,057
Duke Energy Corp.              237,515       13,657
Edison International           224,629        4,282
El Paso Energy Corp.           148,079        6,293
Enron Corp.                    465,278       32,424
Entergy Corp.                  160,404        4,080
FirstEnergy Corp.              151,481        3,853
Florida Progress Corp.          63,400        3,107
FPL Group, Inc.                116,780        5,277
GPU, Inc.                       80,452        2,258
New Century Energies, Inc.      75,400        2,460
Niagara Mohawk Holdings,
  Inc.+                        120,602        1,673
NICOR, Inc.                     30,301        1,026
Northern States Power Co.      100,000        2,181
ONEOK, Inc.                     20,200          510

                              Number         Value
                             of Shares       (000s)
                             ---------   -----------
PECO Energy Co.                120,965      $ 5,043
Peoples Energy Corp.            22,873          710
PG&E Corp.                     249,316        6,467
Pinnacle West Capital Corp.     54,700        1,921
PPL Corp.                       92,745        2,214
Public Service Enterprise
 Group, Inc.                   141,785        5,087

Reliant Energy, Inc.           191,486        5,098
Sempra Energy                  132,630        2,462
Southern Co.                   436,331       10,881
Texas Utilities Co.            178,787        6,023
Unicom Corp.                   141,152        5,611
Williams Cos., Inc.            282,164       10,528
                                         ----------
                                            204,534
                                         ----------
TOTAL COMMON STOCK
  (Cost $5,850,241)                       8,013,796
                                         ----------

                                 Par
                                (000s)
                               ---------
U.S. TREASURY OBLIGATIONS -- 0.0%
U.S. Treasury Bills (a) (b)
   5.68%-5.79%, 06/15/00          $965          959
   5.61%, 06/22/00                 475          471
                                         ----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $1,429)                               1,430
                                         ----------

                              Number
                             of Shares
                             ---------
SHORT-TERM INVESTMENTS -- 1.2%
Provident Institutional
  TempFund, 5.74%*          97,667,227       97,667
                                         ----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $97,667)                             97,667
                                         ----------
TOTAL INVESTMENTS -- 100.9%
  (Cost $5,949,337)                       8,112,893
                                         ----------
OTHER ASSETS AND LIABILITIES, NET -- (0.9%)
  Other assets                              679,064
  Liabilities                              (753,004)
                                         ----------
                                            (73,940)
                                         ----------
TOTAL NET ASSETS -- 100.0%               $8,038,953
                                         ==========


SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.

SCHWAB 1000 FUND(R)
SCHEDULE OF INVESTMENTS
April 30, 2000 (Unaudited)
                              Number      Value
                             of Shares    (000s)
                             ---------  -----------
COMMON STOCK -- 99.8%
AEROSPACE / DEFENSE -- 1.0%
B.F. Goodrich Co.               56,792   $    1,810
Boeing Co.                     486,282       19,299
Crane Co.                       32,850          882
General Dynamics Corp.         113,600        6,646
Litton Industries, Inc.+        30,500        1,325
Lockheed Martin Corp.          216,384        5,383
Northrop Grumman Corp.          39,900        2,828
Raytheon Co., Class A           52,000        1,193
Raytheon Co., Class B          185,100        4,107
Rockwell International Corp.   104,300        4,107
Textron, Inc.                   85,400        5,289
TRW, Inc.                       66,700        3,902
United Technologies Corp.      263,106       16,362
                                         ----------
                                             73,133
                                         ----------
AIR TRANSPORTATION -- 0.3%
AMR Corp.+                      85,200        2,902
Continental Airlines, Inc.+     39,400        1,576
Delta Air Lines, Inc.           74,400        3,925
FedEx Corp.+                   163,860        6,175
Galileo International, Inc.     30,500         705
Northwest Airlines Corp.,
  Class A+                      42,000        1,037
Southwest Airlines Co.         277,350        6,015
U.S. Airways Group, Inc.+       36,900        1,026
UAL Corp.+                      32,700        1,893
                                         ----------
                                             25,254
                                         ----------
ALCOHOLIC BEVERAGES -- 0.3%
Adolph Coors Co., Class B       21,000        1,071
Anheuser-Busch Cos., Inc.      258,800       18,262
Brown-Forman Corp., Class B     36,700        2,002
                                         ----------
                                             21,335
                                         ----------
APPAREL -- 0.2%
Abercrombie & Fitch Co.+        65,000          715
Jones Apparel Group, Inc.+      72,200        2,143
Liz Claiborne, Inc.             35,000        1,621
Nike, Inc., Class B            143,800        6,246
Talbots, Inc.                   20,500        1,036
VF Corp.                        68,100        1,924
WestPoint Stevens, Inc.         34,000          638
                                         ----------
                                             14,323
                                         ----------

                              Number         Value
                             of Shares      (000s)
                             ---------   -----------
AUTOMOTIVE PRODUCTS / MOTOR VEHICLES -- 1.4%
Cummins Engine Co., Inc.        24,800   $      882
Dana Corp.                      91,689        2,785
Danaher Corp.                   80,800        4,615
Eaton Corp.                     42,100        3,536
Federal-Mogul Corp.              9,600          130
Ford Motor Co.                 655,500       35,848
General Motors Corp.           352,700       33,021
General Motors Corp., Class H+  74,382        7,164
Genuine Parts Co.               95,575        2,509
Goodyear Tire & Rubber Co.      85,500        2,362
Harley-Davidson, Inc.          170,800        6,800
Lear Corp.+                     36,000        1,078
Meritor Automotive, Inc.        40,000          600
Navistar International Corp.+   36,000        1,260
O'Reilly Automotive, Inc.+       1,000           14
SPX Corp.+                      20,000        2,198
United Rentals, Inc.+           45,000          610
                                         ----------
                                            105,412
                                         ----------
BANKS -- 4.8%
AmSouth Bancorp.               223,475        3,254
Associated Bancorp.             39,625        1,013
BancWest Corp.                  50,000          916
Bank of America Corp.          928,491       45,496
Bank of New York Co., Inc.     407,100       16,717
Bank One Corp.                 616,693       18,809
BB&T Corp.                     185,500        4,939
CCB Financial Corp.             21,000          831
Centura Banks, Inc.             22,000          909
Chase Manhattan Corp.          452,460       32,605
Citizens Banking Corp.           1,000           18
City National Corp.             25,000          920
Colonial BancGroup, Inc.        65,000          609
Comerica, Inc.                  91,296        3,869
Commerce Bancorp, Inc.          21,000          834
Commerce Bancshares, Inc.       31,963          987
Compass Bancshares, Inc.        69,412        1,284
Cullen/Frost Bankers, Inc.      29,700          733
Fifth Third Bancorp.           170,793       10,781
First Midwest Bancorp, Inc.      2,000           50
First Security Corp.           112,627        1,591
First Tennessee National Corp.  72,600        1,379
First Union Corp.              523,622       16,690
First Virginia Banks, Inc.      24,625          899

SCHWAB 1000 FUND(R)
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                               Number       Value
                              of Shares    (000s)
                              ---------  -----------
Firstar Corp.                  538,535   $   13,396
Firstmerit Corp.                46,800          766
Fleet Boston Financial Corp.   501,939       17,787
Fulton Financial Corp.          45,375          933
GreenPoint Financial Corp.      62,800        1,170
Hibernia Corp., Class A         80,000          850
Hudson United Bancorp.          22,660          511
Huntington Bancshares, Inc.    129,578        2,365
J.P. Morgan & Co., Inc.         97,000       12,452
KeyCorp, Inc.                  248,946        4,606
Keystone Financial, Inc.        30,000          450
M&T Bank Corp.                   4,600        2,021
Marshall & Ilsley Corp.         57,185        2,656
Mellon Financial Corp.         278,788        8,956
Mercantile Bankshares Corp.     40,675        1,159
National City Corp.            335,900        5,710
National Commerce Bancorp.      60,000          986
North Fork Bancorporation, Inc. 67,000        1,085
Northern Trust Corp.           123,800        7,939
Old Kent Financial Corp.        70,636        2,128
Old National Bancorp.           29,559          964
Pacific Century Financial Corp. 40,350          830
Peoples Bank-Bridgeport         38,000          774
Peoples Heritage Financial
  Group, Inc.                   62,000          810
PNC Financial Services Group   165,130        7,204
Provident Bancorp, Inc.         19,200          563
Providian Financial Corp.       79,050        6,961
Regions Financial Corp.        126,765        2,591
S1 Corp.+                       18,900        1,027
Sky Financial Group, Inc.       44,300          728
SouthTrust Corp.                92,787        2,215
State Street Corp.              84,500        8,186
Summit Bancorp.                 95,850        2,432
SunTrust Banks, Inc.           177,456        9,006
Synovus Financial Corp.        157,962        2,932
Trustmark Corp.                 44,000          808
U.S. Bancorp.                  412,098        8,371
Union Planters Corp.            83,900        2,375
UnionBanCal Corp.               90,600        2,509
Valley National Bancorp.        36,750          967
Wachovia Corp.                 113,749        7,131
Wells Fargo & Co.              900,676       36,984
Westamerica Bancorp.            16,800          421

                                Number      Value
                              of Shares     (000s)
                             ---------   -----------
Wilmington Trust Co.            18,200   $      839
Zions Bancorp.                  46,600        1,934
                                         ----------
                                            363,621
                                         ----------
BUSINESS MACHINES & SOFTWARE -- 15.3%
3Com Corp.+                    194,350        7,665
Adaptec, Inc.+                  60,400        1,631
Adobe Systems, Inc.             70,200        8,490
Apple Computer, Inc.+           90,700       11,252
Autodesk, Inc.                  27,200        1,044
BMC Software, Inc.+            132,000        6,179
Cabletron Systems, Inc.+        97,000        2,219
Ceridian Corp.+                 66,000        1,431
Cisco Systems, Inc.+         3,738,600      259,190
Comdisco, Inc.                  91,066        2,829
Compaq Computer Corp.          920,168       26,915
Compuware Corp.+               209,600        2,633
Comverse Technology, Inc.+      79,400        7,081
Dell Computer Corp.+         1,394,000       69,874
Diebold, Inc.                   35,818        1,034
EMC Corp.+                     557,600       77,472
Gateway, Inc.+                 182,000       10,056
Hewlett-Packard Co.            554,000       74,790
Informix Corp.+                146,900        1,616
Integrated Device Technology,
  Inc.+                         50,400        2,422
International Business
  Machines Corp.               987,100      110,185
Lexmark International
 Group, Inc., Class A+          75,000        8,850
Microchip Technology, Inc.+     45,000        2,793
Micromuse, Inc.+                18,200        1,786
Microsoft Corp.+             2,839,000      198,020
National Computer Systems, Inc. 15,000          772
NCR Corp.+                      54,451        2,103
Network Appliance, Inc.+       166,000       12,274
Novell, Inc.+                  195,800        3,843
Novellus Systems, Inc.+         60,000        4,001
Oracle Corp.+                1,540,657      123,156
Pitney Bowes, Inc.             149,100        6,094
Seagate Technology, Inc.+      122,060        6,202
Silicon Graphics, Inc.+         69,000          496
Storage Technology Corp.+       30,500          397
Sun Microsystems, Inc.+        864,000       79,434
Sybase+                         16,000          323

                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
Technology Data Corp.+          28,000   $    1,174
The Titan Corp.+                27,700        1,189
Total System Services, Inc.    102,700        2,048
Unisys Corp.+                  176,150        4,085
Visual Networks, Inc.+           2,000           78
Xerox Corp.                    363,350        9,606
Xircom, Inc.+                    3,000          118
                                         ----------
                                          1,154,850
                                         ----------
BUSINESS SERVICES -- 6.0%
ACNielsen Corp.+                35,000          807
Affiliated Computer Services,
  Inc.+                         30,000          994
Affymetrix, Inc.+               13,700        1,850
Allied Waste
  Industries, Inc.+             91,365          560
America Online, Inc.+        1,248,315       74,665
American Management Systems,
  Inc.+                         22,000          814
Apollo Group, Inc.+             42,500        1,233
Aspect Development, Inc.+       30,000        2,074
At Home Corp., Class A+        176,696        3,291
Automatic Data Processing,
  Inc.                         343,700       18,495
Autonation, Inc.+              148,000        1,351
BEA Systems, Inc.+             137,200        6,620
BroadVision, Inc.+             134,400        5,905
CDW Computer Centers, Inc.+     26,000        2,704
CheckFree Holdings Corp.+       31,000        1,575
Ciber, Inc.+                    36,400          657
Cintas Corp.                   100,800        3,994
Citrix Systems, Inc.+          104,200        6,363
Computer Associates
  International, Inc.          323,479       18,054
Computer Sciences Corp.+        94,196        7,683
Concord EFS, Inc.+             108,412        2,426
Convergys Corp.+                86,300        3,797
Credence Systems, Corp.+        13,900        1,984
CSG Systems International,
  Inc.+                         24,900        1,149
Deluxe Corp.                    46,000        1,159
DeVry, Inc.+                    35,000          833
DoubleClick, Inc.+              64,700        4,909
DST Systems, Inc.+              35,000        2,597
Dun & Bradstreet Corp.          89,600        2,699
Earthlink, Inc.+                69,070        1,304
eBay, Inc.+                     72,800       11,589
Ecolab, Inc.                    72,800        2,844

                                Number       Value
                               of Shares     (000s)
                             ---------   -----------
Electronic Data Systems Corp.  257,200   $   17,683
Entrust Technologies, Inc.+     25,300        1,243
Equifax, Inc.                   74,000        1,808
First Data Corp.               234,302       11,408
Fiserv, Inc.+                   70,693        3,247
Go2net, Inc.+                   15,700          934
H&R Block, Inc.                 53,700        2,245
HNC Software, Inc.+             13,700          678
I2 Technologies+                82,800       10,702
Icos Corp.+                     15,000          604
IMS Health, Inc.               178,200        3,041
Interim Services, Inc.+          5,000           86
Interpublic Group of Cos.,
  Inc.                         159,700        6,548
Intuit, Inc.+                  107,400        3,860
ISS Group, Inc.+                23,000        2,080
J. D. Edwards & Co.+            65,000        1,186
Keane, Inc.+                    45,000        1,299
Lamar Advertising Co.+          25,000        1,102
Legato Systems, Inc.+           46,100          596
LHS Group, Inc.+                35,000        1,391
Lycos, Inc.+                    52,000        2,418
Macrovision Corp.+              21,800        1,065
Manpower, Inc.                  44,400        1,568
MarchFirst, Inc.+               73,925        1,576
Medical Manager Corp.+          19,800          634
Mercury Interactive Corp.+      43,000        3,870
Metris Cos., Inc.               25,700          964
National Instruments+           33,200        1,619
National Service Industries,
  Inc.                          16,700          359
NCO Group, Inc.+                 1,000           34
Network Associates, Inc.+       85,050        2,163
New Era of Networks, Inc.+      20,000          628
NOVA Corp.+                     36,000        1,139
Omnicom Group, Inc.             97,200        8,851
Open Market, Inc.+              20,900          216
Parametric Technology Corp.+   142,400        1,161
Paychex, Inc.                  139,695        7,351
PeopleSoft, Inc.+              139,600        1,946
Peregrine Systems, Inc.+        56,200        1,352
Pixar, Inc.+                    22,000          818
Polycom, Inc.+                  18,600        1,472
Profit Recovery Group
  International, Inc.+          26,800          471
PSINet, Inc.+                   73,600        1,707

SCHWAB 1000 FUND(R)
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                               Number      Value
                              of Shares    (000s)
                              ---------   -----------
Qlogic Corp.+                   41,000    $   4,113
RealNetworks, Inc.+             82,600        3,934
Reynolds & Reynolds Co.,
  Class A                       45,400        1,078
Robert Half International,
  Inc.+                         54,650        3,340
RSA Security, Inc.+             18,600        1,092
Safety-Kleen, Corp.+            44,000           44
Sandisk Corp.+                  36,200        3,317
Sapient Corp.+                  31,700        2,510
SDL, Inc.+                      40,000        7,800
SEI Investments Co.              9,000        1,074
The Service Master Co.         170,000        2,316
Shared Medical Systems Corp.    14,700         609
Siebel Systems, Inc.+          103,600       12,730
Sungard Data Systems, Inc.+     66,600        2,302
Sykes Enterprises, Inc.+        30,000          600
Symantec Corp.+                 30,000        1,873
Synopsys, Inc.+                 38,800        1,629
Technology Solutions Co.+       25,200          165
Teletech Holdings, Inc.+        27,700          904
TMP Worldwide, Inc.+            40,000        2,615
True North Communications, Inc. 23,000          947
Verio, Inc.+                    43,600        1,638
VeriSign, Inc.+                 57,300        7,986
VERITAS Software Corp.+        218,250       23,411
Verity, Inc.+                   17,100          554
Viad Corp.                      53,100        1,347
Vitesse Semiconductor Corp.+    90,000        6,125
Waste Management, Inc.         305,275        4,846
Wind River Systems, Inc.+       15,000          640
Yahoo!, Inc.+                  288,600       37,590
Young & Rubicam, Inc.           39,400        2,194
                                         ----------
                                            453,425
                                         ----------
CHEMICAL -- 1.7%
Air Products & Chemicals, Inc. 127,200        3,951
Cabot Corp.                     37,800        1,021
CK Witco Corp.+                 62,000          729
Dow Chemical Co.               122,200       13,809
E. I. du Pont de Nemours & Co. 574,589       27,257
Eastman Chemical Co.            45,725        2,392
Enzon, Inc.+                    10,000          373
Great Lakes Chemical Corp.      31,700          854
Hercules, Inc.                  54,850          854
Lubrizol Corp.                  31,700          812

                                Number      Value
                              of Shares     (000s)
                             ---------   -----------
Lyondell Petrochemical Corp.    61,300    $   1,126
Millennium Chemicals, Inc.      24,000          478
Minnesota Mining &
  Manufacturing Co.            219,400       18,978
Pharmacia Corp.                680,400       33,977
PPG Industries, Inc.            98,700        5,367
Praxair, Inc.                   92,100        4,092
Rohm & Haas Co.                123,214        4,390
RPM, Inc.                       44,843          454
Sigma-Aldrich Corp.             60,000        1,762
Solutia, Inc.                   55,000          749
Union Carbide Corp.             73,000        4,307
Valspar Corp.                   21,600          778
                                         ----------
                                            128,510
                                         ----------
CONSTRUCTION -- 0.3%
Armstrong Holdings, Inc.+       25,700          503
Centex Corp.                    33,000          796
Clayton Homes, Inc.             64,182          610
Fluor Corp.                     39,000        1,309
Johns Manville Corp.            84,300          880
Lafarge Corp.                   46,100        1,164
Martin Marietta Materials, Inc. 21,400        1,134
Masco Corp.                    231,300        5,190
Sawtek, Inc.+                   23,900        1,143
Sherwin-Williams Co.            97,000        2,413
Southdown, Inc.                 24,200        1,407
The Stanley Works               56,800        1,675
USG Corp.                       28,700        1,198
Vulcan Materials Co.            59,400        2,602
                                         ----------
                                             22,024
                                         ----------
CONSUMER - DURABLE -- 0.2%
Black & Decker Corp.            49,900        2,099
Ethan Allen Interiors, Inc.     30,400          811
Hillenbrand Industries, Inc.    37,000        1,115
Leggett & Platt, Inc.          111,600        2,385
Linens 'N Things, Inc.+         20,000          617
Maytag Corp.                    45,850        1,579
Mohawk Industries, Inc.+        25,000          620
Shaw Industries, Inc.           71,200        1,126
Whirlpool Corp.                 40,900        2,664
                                         ----------
                                             13,016
                                         ----------

                               Number      Value
                              of Shares    (000s)
                             ---------  -----------
CONSUMER - NONDURABLE -- 0.8%
American Greetings Corp.,
  Class A                       39,200  $      711
Brinker International, Inc.+    35,000        1,116
Catalina Marketing Corp.+       10,000        1,012
Darden Restaurants, Inc.        78,600        1,449
Electronic Arts, Inc.+          40,400        2,444
Fastenal Co.                    20,700        1,210
Fortune Brands, Inc.            90,300        2,258
Harcourt General, Inc.          40,200        1,502
Hasbro, Inc.                   117,087        1,866
International Game Technology+  44,600        1,087
International Speedway Corp.,
  Class A                       30,100        1,294
Lancaster Colony Corp.          24,450          642
Mattel, Inc.                   189,520        2,322
McDonald's Corp.               744,200       28,373
Newell Rubbermaid, Inc.        144,809        3,647
Outback Steakhouse, Inc.+       46,875        1,535
Service Corp. International     16,200           83
Sotheby's Holdings, Inc.,
  Class A                       30,000          497
Starbucks Corp.+               101,000        3,054
Tricon Global Restaurants,
  Inc.+                         84,760        2,892
Wendy's International, Inc.     63,500        1,421
                                         ----------
                                             60,415
                                         ----------
CONTAINERS -- 0.1%
Bemis Co., Inc.                 36,400        1,340
Crown Cork & Seal Co., Inc.     44,700          726
Owens-Illinois, Inc.+           89,900        1,214
Sealed Air Corp.+               44,199        2,459
Sonoco Products                 62,141        1,297
                                         ----------
                                              7,036
                                         ----------
ELECTRONICS -- 12.5%
Acxiom Corp.+                   40,000        1,080
ADC Telecommunications, Inc.+  170,800       10,376
Adelphia Communications Corp.,
  Class A+                      61,706        3,058
Advanced Fibre Communications,
  Inc.+                         44,000        2,010
Advanced Micro Devices, Inc.+   80,100        7,029
Alpha Industries, Inc.+         21,800        1,134
Altera Corp.+                  114,400       11,697
American Power
 Conversion Corp.+             103,000        3,637

                               Number      Value
                             of Shares     (000s)
                             ---------   -----------
Amphenol Corp.+                 22,800   $    1,454
Analog Devices, Inc.+          194,800       14,963
Andrew Corp.+                   48,612        1,431
ANTEC Corp.+                    23,000        1,236
Applied Materials, Inc.+       414,800       42,232
Arrow Electronics, Inc.+        53,800        2,357
Aspect Communications Corp.+    26,900          955
Atmel Corp.+                   119,700        5,858
Avnet, Inc.                     19,100        1,502
AVX Corp.                       48,400        4,716
Broadcom Corp., Class A+        63,800       10,998
Burr Brown Corp.+               31,350        2,136
Cadence Design Systems, Inc.+  139,350        2,343
CIENA Corp.+                    75,000        9,272
CMGI, Inc.+                    144,500       10,296
CommScope, Inc.+                28,700        1,363
Concentric Network Corp.+       19,000          827
Cree Research, Inc.+            16,700        2,430
CTS Corp.                       15,600          984
Cypress Semiconductor Corp.+    59,400        3,085
Dallas Semiconductor Corp.      30,000        1,288
Electronics for Imaging, Inc.+  35,000        1,829
Emulex Corp.+                   20,000          908
Gentex Corp.+                   45,000        1,451
Getty Images, Inc.+             23,300          708
Harmonic, Inc.+                 17,100        1,262
Harris Corp.                    36,600        1,183
Intel Corp.                  1,827,400      231,737
ITT Industries, Inc.            50,600        1,597
JDS Uniphase Corp.+            304,800       31,604
Kemet Corp.+                    24,300        1,810
KLA-Tencor Corp.+               99,900        7,480
L-3 Communications
 Holdings, Inc.+                 6,900          367
Lam Research Corp.+             66,900        3,069
Linear Technology Corp.        179,600       10,260
Loral Space & Communications
  Corp.+                       114,400        1,123
LSI Logic Corp.+               160,200       10,013
Lucent Technologies, Inc.    1,736,469      107,987
Macromedia, Inc.+               30,000        2,610
Maxim Integrated Products,
  Inc.+                        158,400       10,266
Metromedia Fiber Network,
 Inc., Class A+                256,600        7,923

SCHWAB 1000 FUND(R)
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
Micron Technology, Inc.+       145,600   $   20,275
Molex Inc., Class A             66,900        2,676
Molex, Inc.                    112,821        6,198
Motorola, Inc.                 385,662       45,918
National Semiconductor Corp.+   94,300        5,729
Network Solutions, Inc.+        37,800        5,594
Nextel Communications, Inc.,
  Class A+                     198,550       21,729
PE Corp.-PE Biosystems Group   122,000        7,320
PerkinElmer, Inc.               22,000        1,204
Powerwave Technologies, Inc.+   11,000        2,289
QUALCOMM, Inc.+                401,400       43,527
Rambus, Inc.+                   10,900        2,507
Rational Software Corp.+        49,000        4,171
RF Micro Devices, Inc.+         44,900        4,672
Sanmina Corp.+                  71,600        4,300
SCI Systems, Inc.+              76,000        4,047
Scientific-Atlanta, Inc.        89,400        5,817
Semtech Corp.+                  20,200        1,377
Sensormatic Electronics Corp.+  10,000          167
Solectron Corp.+               321,100       15,031
Symbol Technologies, Inc.       83,980        4,682
Tektronix, Inc.                 26,400        1,528
Tellabs, Inc.+                 222,000       12,168
Teradyne, Inc.+                 95,200       10,472
Terayon Communication Systems,
  Inc.+                         15,100        1,404
Texas Instruments, Inc.        444,600       72,414
Thermo Electron Corp.+          77,137        1,494
Thomas & Betts Corp.            15,000          462
TranSwitch Corp.+               21,300        1,876
Triquint Semiconductor, Inc.+   19,800        2,036
Univision Communications, Inc.+ 57,000        6,227
Vicor Corp.+                    29,700          772
Vishay Intertechnology, Inc.+   47,900        4,017
VISX, Inc.+                     16,900          267
Waters Corp.+                   39,200        3,714
Western Wireless Corp.,
  Class A+                      28,100        1,396
Xilinx, Inc.+                  183,600       13,449
                                         ----------
                                            939,860
                                         ----------
ENERGY - RAW MATERIALS -- 0.9%
Anadarko Petroleum Corp.        78,300        3,401
Apache Corp.                    62,600        3,032
Baker Hughes, Inc.             180,020        5,727

                                Number      Value
                              of Shares     (000s)
                             ---------   -----------
BJ Services Co.+                40,100   $    2,817
Burlington Resources, Inc.     125,967        4,952
Cooper Cameron Corp.+           35,000        2,625
Devon Energy Corp.              45,200        2,178
Eastern Enterprises              5,000          304
ENSCO International, Inc.       77,800        2,582
EOG Resources, Inc.             64,800        1,612
Global Marine, Inc.+            94,500        2,268
Halliburton Co.                242,760       10,727
Mitchell Energy &
 Development Corp., Class A     27,200          650
Nabors Industries, Inc.+        78,300        3,088
Noble Affiliates, Inc.          27,400          988
Noble Drilling Corp.+           75,000        2,995
Occidental Petroleum Corp.     194,900        4,178
R&B Falcon Corp.+              105,000        2,179
Rowan Cos., Inc.+               52,600        1,470
Smith International+            25,000        1,900
Tidewater, Inc.                 27,000          803
Valero Energy Corp.             24,600          713
Vastar Resources, Inc.          52,500        4,233
Weatherford International,
  Inc.+                         62,930        2,557
                                         ----------
                                             67,979
                                         ----------
FOOD & AGRICULTURE -- 2.4%
Archer-Daniels Midland Co.     333,970        3,319
Bestfoods, Inc.                157,400        7,909
Campbell Soup Co.              234,400        6,094
Coca-Cola Co.                1,345,400       63,318
Coca-Cola Enterprises, Inc.    212,600        4,531
ConAgra, Inc.                  247,348        4,669
Dean Foods Co.                  21,150          518
Flowers Industries, Inc.        47,500          724
General Mills, Inc.            172,200        6,264
H.J. Heinz Co.                 197,700        6,722
Hershey Foods Corp.             76,100        3,453
Hormel Foods Corp.              82,800        1,263
IBP, Inc.                       45,100          744
IMC Global, Inc.                62,360          963
International Home Foods, Inc.+ 45,000          655
Interstate Bakeries Corp.       37,200          474
Kellogg Co.                    213,300        5,213
McCormick & Co., Inc.           38,400        1,198
Nabisco Group Holdings Corp.   177,936        2,291

                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
Nabisco Holdings Corp.,
  Class A                       26,000   $      977
PepsiCo, Inc.                  797,600       29,262
Quaker Oats Co.                 73,100        4,765
Ralston-Ralston Purina Group   168,300        2,977
Sara Lee Corp.                 480,400        7,206
Suiza Foods Corp.+              21,300          829
SUPERVALU, Inc.                 71,600        1,481
SYSCO Corp.                    186,800        7,028
Tyson Foods, Inc.              129,300        1,350
Whitman Corp.                   72,800          832
Wm. Wrigley Jr. Co.             63,400        4,589
                                         ----------
                                            181,618
                                         ----------
GOLD -- 0.0%
Homestake Mining Co.           142,800          857
Newmont Mining Corp.            99,037        2,321
                                         ----------
                                              3,178
                                         ----------
HEALTHCARE / DRUGS & MEDICINE -- 9.7%
Abbott Laboratories            840,100       32,291
Aetna, Inc.                     72,165        4,177
Allergan, Inc.                  72,100        4,245
ALZA Corp.+                     56,100        2,472
American Home Products Corp.   716,100       40,236
Amgen, Inc.+                   571,400       31,998
Andrx Corp.+                    25,400        1,300
Bausch & Lomb, Inc.             35,800        2,161
Baxter International, Inc.     159,900       10,413
Beckman Coulter, Inc.           17,500        1,134
Becton, Dickinson & Co.        137,200        3,516
Biogen, Inc.+                   84,600        4,975
Biomet, Inc.                    58,900        2,102
Boston Scientific Corp.+       231,942        6,146
Bristol-Myers Squibb Co.     1,080,500       56,659
C.R. Bard, Inc.                 33,600        1,464
Cardinal Health, Inc.          156,920        8,640
Chiron Corp.+                  104,612        4,734
Columbia / HCA Healthcare
  Corp.                        308,672        8,778
Dentsply International, Inc.    33,000          959
Eli Lilly & Co.                597,768       46,215
First Health Group Corp.+       26,900          819
Forest Laboratories, Inc.+      47,200        3,968
Genzyme Corp.+                  43,800        2,138

                                Number      Value
                              of Shares     (000s)
                             ---------   -----------
Gilead Sciences, Inc.+          26,000      $ 1,409
Guidant Corp.+                 168,972        9,695
Health Management Associates,
  Inc., Class A+               118,128        1,883
HealthSouth Corp.+             210,200        1,695
Human Genome Sciences, Inc.+    26,200        2,006
Humana, Inc.+                   88,500          680
ICN Pharmaceuticals, Inc.       45,174        1,138
IDEC Pharmaceuticals Corp.+     23,400        1,498
Immunex Corp.+                 275,400       10,844
IVAX Corp.+                     97,500        2,669
Johnson & Johnson              760,738       62,761
Jones Medical Industries, Inc.  19,500          562
King Pharmaceuticals, Inc.+     27,300        1,348
Lincare Holdings, Inc.+         37,000        1,128
Mallinckrodt, Inc.              43,000        1,156
Manor Care, Inc.+               68,600          819
McKesson HBOC, Inc.            154,028        2,599
Medimmune, Inc.+                35,000        5,598
Medtronic, Inc.                656,300       34,086
Merck & Co., Inc.            1,278,508       88,856
Millennium Pharmaceuticals+     41,000        3,254
Minimed, Inc.+                  20,000        2,459
Mylan Laboratories, Inc.        64,950        1,843
Omnicare, Inc.                  37,900          576
Oxford Health Plans, Inc.+      49,900          948
PacifiCare Health Systems,
  Inc.+                         21,164        1,089
Patterson Dental Co.+           18,500          890
Pfizer, Inc.                 2,110,400       88,901
Quintiles Transnational Corp.+  53,660          768
Schering-Plough Corp.          809,100       32,617
Sepracor, Inc.+                 37,200        3,422
St. Jude Medical, Inc.+         46,450        1,449
Stryker Corp.                   53,600        3,853
Sybron International Corp.+     59,600        1,855
Tenet Healthcare Corp.+        177,373        4,523
Trigon Healthcare, Inc.+        20,000          719
UnitedHealth Group, Inc.        96,400        6,429
Warner-Lambert Co.             471,401       53,651
Watson Pharmaceuticals, Inc.+   57,000        2,561
Wellpoint Health Networks,
  Inc.+                         35,925        2,649
                                         ----------
                                            728,426
                                         ----------

SCHWAB 1000 FUND(R)
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)

                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
HOUSEHOLD PRODUCTS -- 1.3%
Alberto-Culver Co., Class B     33,700   $      796
Avon Products, Inc.            139,400        5,785
Clorox Co.                     121,400        4,462
Colgate-Palmolive Co.          322,200       18,406
Dial Corp.                      65,100          907
Estee Lauder Cos., Inc.,
  Class A                       72,000        3,177
Gillette Co.                   586,710       21,708
International Flavors &
  Fragrances, Inc.              58,500        2,015
Procter & Gamble Co.           714,300       42,590
                                         ----------
                                             99,846
                                         ----------
INSURANCE -- 2.9%
21st Century Insurance Group    55,000        1,203
AFLAC, Inc.                    153,850        7,510
Alleghany Corp.+                 3,072          518
Allmerica Financial Corp.       30,000        1,624
Allstate Corp.                 421,948        9,969
AMBAC Financial Group, Inc.     44,800        2,150
American Financial Group, Inc.  44,100        1,122
American General Corp.         139,493        7,812
American International Group,
  Inc.                         843,475       92,519
American National Insurance Co. 14,500          748
Aon Corp.                      131,312        3,554
AXA Financial, Inc.            246,900        8,055
Chubb Corp.                     91,100        5,796
CIGNA Corp.                     95,200        7,592
Cincinnati Financial Corp.      88,614        3,572
CNA Financial Corp.+           105,700        3,250
Conseco, Inc.                  136,096          740
Erie Indemnity Co., Class A     40,000        1,190
Everest Re Group Ltd.           31,000          907
Hartford Financial Services
  Group, Inc.                  124,200        6,482
Hartford Life, Inc., Class A    17,000          837
Jefferson-Pilot Corp.           58,725        3,909
Lincoln National Corp.         113,800        3,962
Loew's Corp.                    58,000        3,197
Marsh & McLennan Cos., Inc.    146,700       14,459
MBIA, Inc.                      56,000        2,769
Mercury General Corp.           31,400          859
MGIC Investment Corp.           60,400        2,888
Mony Group, Inc.                25,900          801

                              Number       Value
                             of Shares     (000s)
                             ---------   -----------
Old Republic International
  Corp.                         61,275   $      873
PMI Group, Inc.                 25,100        1,216
Progressive Corp.               43,900        2,873
Protective Life Corp.           32,600          776
Reinsurance Group of America,
  Inc.                          15,000          373
Reliastar Financial Corp.       52,000        2,239
SAFECO Corp.                    59,700        1,321
St. Paul Cos., Inc.            124,554        4,437
Torchmark Corp.                 79,700        1,997
Transatlantic Holdings, Inc.    20,000        1,659
Unitrin, Inc.                   32,000        1,080
UnumProvident Corp.             98,471        1,674
                                         ----------
                                            220,512
                                         ----------
MEDIA -- 4.4%
A.H. Belo Corp., Class A        72,000        1,201
American Tower Corp., Class A+  75,000        3,487
AMFM, Inc.+                    116,000        7,699
BHC Communications, Inc.,
  Class A                       11,700        1,812
Cablevision Systems Corp.,
  Class A+                      61,600        4,169
CBS Corp.+                     419,587       24,651
Central Newspapers, Inc.,
  Class A                       17,000          522
Chris-Craft Industries, Inc.+   19,499        1,198
Clear Channel Communications,
  Inc.+                        185,754       13,374
CNET Networks, Inc.+            41,300        1,427
Comcast Corp., Class A+        503,176       20,158
Comcast Corp., Class H+         17,000          663
Cox Communications, Inc.+      312,386       13,374
Crown Castle International
  Group+                        82,000        3,147
Dow Jones & Co., Inc.           50,450        3,273
The E.W. Scripps Co., Class A   43,975        2,053
EchoStar Communications Corp.,
  Class A+                     123,000        7,833
Emmis Communications Corp.,
  Class A+                      22,400          952
Express Scripts, Inc., Class A+ 22,000          787
Fox Entertainment Group, Inc.+  99,900        2,572
Gannett Co., Inc.              154,500        9,869
Harte-Hanks Communications,
  Inc.                          38,200          945
Hispanic Broadcasting Corp.+    29,000        2,931
Hollinger International, Inc.   60,000          758
Houghton Mifflin Co.            20,000          831

                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
Knight-Ridder, Inc.             51,500   $    2,527
Lee Enterprises, Inc.           22,000          499
Liberty Digital, Inc., Class A+  5,000          160
McClatchy Newspapers, Inc.,
  Class A                       22,000          697
McGraw-Hill Cos., Inc.         111,350        5,846
Media General, Inc., Class A    19,500          959
MediaOne Group, Inc.+          336,700       25,463
Meredith Corp.                  36,000        1,001
Metro Goldwyn Mayer, Inc.+     119,520        3,586
New York Times Co., Class A     96,526        3,976
Price Communications Corp.+      5,000          101
Primedia, Inc.+                 83,000        1,733
R.R. Donnelley & Sons Co.       66,500        1,413
Reader's Digest Association,
  Inc., Class A                 57,800        1,850
Time Warner, Inc.              705,910       63,488
Tribune Co.                    130,800        5,085
TV Guide, Inc.+                 87,400        2,606
United Television, Inc.          1,000          135
USA Networks, Inc.+            146,400        3,367
Valassis Communications, Inc.+  37,500        1,277
Valuevision International,
 Inc.+                           4,000           80
Viacom, Inc., Class B+         383,552       20,856
Walt Disney Co.              1,132,021       49,031
Washington Post Co.              5,200        2,538
Westwood One, Inc.+             60,600        2,144
Ziff-Davis, Inc.+                9,000           88
                                         ----------
                                            330,192
                                         ----------
MISCELLANEOUS FINANCE -- 5.9%
Allied Capital Corp.             3,000           56
American Express Co.           246,200       36,945
AmeriCredit Corp.+              41,000          766
Ameritrade Holding Corp.,
  Class A+                      89,500        1,499
Associates First Capital Corp. 373,702        8,292
Astoria Financial Corp.         29,750          820
Bear Stearns Cos., Inc.         70,186        3,009
Berkshire Hathaway, Inc.,
  Class A+                         819       48,567
Berkshire Hathaway, Inc.,
  Class B+                       2,921        5,597
BISYS Group, Inc.+              17,000        1,064
Capital One Financial Corp.    108,250        4,736
Charles Schwab Corp.           469,750       20,904

                                 Number      Value
                               of Shares     (000s)
                             ---------   -----------
Charter One Financial, Inc.    115,376   $    2,344
CIT Group, Inc.                132,000        2,236
Citigroup, Inc.              1,835,624      109,105
Countrywide Credit
  Industries, Inc.              60,985        1,685
Dime Bancorp., Inc.             69,926        1,311
Donaldson, Lufkin, & Jenrette,
  Inc.                          71,600        2,985
Eaton Vance Corp.               19,300          817
Edwards, Inc.                   52,843        1,988
ETrade Group, Inc.+            136,000        2,924
Fannie Mae                     563,800       34,004
Federated Investors             45,100        1,274
Financial Security Assurance
  Holdings Ltd.                 18,000        1,329
Finova Group, Inc.              36,700          470
Franklin Resources, Inc.       143,200        4,618
Freddie Mac                    383,800       17,631
Golden State Bancorp, Inc.+     74,000        1,138
Golden West Financial Corp.     89,700        3,061
Household International, Inc.  257,598       10,755
John Nuveen Co., Class A        15,000          598
Knight/Trimark Group, Inc.+     63,100        2,378
Legg Mason, Inc.                32,000        1,210
Lehman Brothers Holdings, Inc.  67,880        5,570
Leucadia National Corp.         30,000          699
MBNA Corp.                     435,787       11,575
Merrill Lynch & Co., Inc.      204,400       20,836
Morgan Stanley Dean Witter
  Discover & Co.               622,110       47,747
Paine Webber Group, Inc.        83,687        3,672
Radian Group, Inc.              20,900        1,064
Roslyn Bancorp., Inc.            8,000          136
SLM Holding Corp.               90,350        2,829
Sovereign Bancorp, Inc.         88,000          605
T. Rowe Price Associates, Inc.  65,900        2,512
TCF Financial Corp.             50,600        1,183
U.S. Trust Corp.                10,500        1,616
UnitedGlobalCom, Inc., Class A+ 35,800        1,902
Washington Federal, Inc.        38,940          679
Washington Mutual, Inc.        293,747        7,509
Wesco Financial Corp.            3,800          893
                                         ----------
                                            447,143
                                         ----------

SCHWAB 1000 FUND(R)
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                                Number      Value
                               of Shares    (000s)
                              ---------  -----------
NON-FERROUS METALS -- 0.3%
Alcoa, Inc.                    204,070   $   13,239
Engelhard Corp.                 69,687        1,224
Freeport-McMoRan Copper &
  Gold, Inc., Class B+          88,894          856
Howmet International, Inc.+     60,000        1,271
Mueller Industries, Inc.+       19,900          656
Phelps Dodge Corp.              44,700        2,067
Reynolds Metals Co.             32,800        2,181
                                         ----------
                                             21,494
                                         ----------
OIL - DOMESTIC -- 0.6%
Amerada Hess Corp.              52,100        3,315
Ashland, Inc.                   41,000        1,399
Diamond Offshore Drilling, Inc. 76,800        3,096
Kerr-McGee Corp.                48,002        2,484
Murphy Oil Corp.                27,670        1,633
Ocean Energy, Inc.+            100,200        1,296
Phillips Petroleum Co.         143,700        6,817
Santa Fe Snyder Corp.+         101,500          933
Sunoco, Inc.                    51,900        1,573
Tosco Corp.                     85,600        2,744
Transocean Sedco Forex, Inc.   114,000        5,358
Ultramar Diamond Shamrock Corp. 50,700        1,255
Union Pacific Resources Group,
  Inc.                         141,688        2,719
Unocal Corp.                   135,534        4,379
USX-Marathon Group, Inc.       176,000        4,103
                                         ----------
                                             43,104
                                         ----------
OIL - INTERNATIONAL -- 2.6%
Chevron Corp.                  355,300       30,245
Exxon Mobil Corp.            1,882,865      146,275
Santa Fe International Corp.    65,000        2,234
Texaco, Inc.                   291,409       14,425
                                         ----------
                                            193,179
                                         ----------
OPTICAL & PHOTO -- 0.5%
C-Cube Microsystems, Inc.+      22,600        1,452
Corning, Inc.                  150,647       29,753
Eastman Kodak Co.              172,700        9,660
Imation Corp.+                   3,000           84
                                         ----------
                                             40,949
                                         ----------

                              Number        Value
                             of Shares     (000s)
                             ---------   -----------
PAPER & FOREST PRODUCTS -- 0.8%
Boise Cascade Corp.             33,000   $    1,075
Bowater, Inc.                   31,300        1,722
Champion International Corp.    52,900        3,478
Consolidated Papers, Inc.       54,800        2,076
Fort James Corp.               100,200        2,399
Georgia Pacific Corp.           50,000        1,159
Georgia-Pacific Group           93,500        3,436
International Paper Co.        214,129        7,869
Kimberly-Clark Corp.           299,360       17,382
Louisiana-Pacific Corp.         66,500          889
Mead Corp.                      61,800        2,151
Pentair, Inc.                   31,200        1,193
Potlatch Corp.                   1,000           39
Rayonier, Inc.                  13,875          651
Smurfit-Stone Container Corp.+ 126,900        1,935
St. Joe Co.                     43,300        1,248
Temple-Inland, Inc.             31,900        1,599
Westvaco Corp.                  63,300        1,954
Weyerhaeuser Co.               132,000        7,054
Willamette Industries, Inc.     67,000        2,559
                                         ----------
                                             61,868
                                         ----------
PRODUCER GOODS & MANUFACTURING -- 5.4%
American Standard Corp.+        35,500        1,456
Applied Micro Circuits Corp.+   60,800        7,836
Applied Power, Inc., Class A    30,000          859
Avery Dennison Corp.            61,800        4,056
Blyth Industries, Inc.+         30,000          891
Briggs & Stratton Corp.         16,300          626
Caterpillar, Inc.              190,400        7,509
Cognex Corp.+                   22,700        1,291
Cooper Industries, Inc.         53,700        1,843
Deere & Co.                    128,200        5,176
Dover Corp.                    114,200        5,803
Emerson Electric Co.           225,100       12,352
FMC Corp.+                      14,200          826
General Electric Co. (b)     1,792,700      281,902
Harsco Corp.                    14,800          439
Herman Miller, Inc.             35,600          975
Hon Industries, Inc.            38,800          967
Honeywell International, Inc.  425,663       23,837
Hubbell, Inc., Class B          36,938          963

                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
Illinois Tool Works, Inc.      164,842   $   10,560
Ingersoll-Rand Co.              95,550        4,485
Jabil Circuit, Inc.+            92,000        3,766
Johnson Controls, Inc.          50,600        3,204
Lattice Semiconductor Corp.+    26,900        1,812
Mastec, Inc.+                   16,800        1,451
Micrel, Inc.+                   23,200        2,007
Millipore Corp.                 24,900        1,785
Pall Corp.                      70,233        1,567
Parker-Hannifin Corp.           64,375        2,993
Rare Medium Group, Inc.+        25,400          522
Safeguard Scientifics, Inc.+    59,100        2,467
Snap-On, Inc.                   37,150          982
Teleflex, Inc.                  25,000          864
Thermo Instrument Systems,
  Inc.+                         52,171          932
The Timken Co.                  38,600          714
Trinity Industries, Inc.        27,950          622
U.S. Industries, Inc.           47,500          579
Valhi, Inc.                     60,000          667
W.W. Grainger, Inc.             53,600        2,325
Zebra Technologies Corp.,
  Class A+                      17,700        1,009
                                         ----------
                                            404,920
                                         ----------
RAILROAD & SHIPPING -- 0.3%
Burlington Northern Santa Fe
  Corp.                        254,253        6,134
CSX Corp.                      103,100        2,159
Florida East Coast Industry,
  Inc.                          20,300          998
GATX Corp.                      24,000          858
Kansas City Southern Industries,
  Inc.                          64,100        4,607
Newport News Shipbuilding, Inc. 15,000          501
Norfolk Southern Corp.         188,100        3,315
Union Pacific Corp.            136,261        5,740
                                         ----------
                                             24,312
                                         ----------
REAL PROPERTY -- 0.0%
Catellus Development Corp.+     61,600          801
                                         ----------
RETAIL -- 5.8%
Albertson's, Inc.              231,742        7,546
Amazon.com, Inc.+              192,400       10,618
American Eagle Outfitters,
  Inc.+                         26,000          442
AnnTaylor Stores Corp.+          1,000           21
AutoZone, Inc.+                 87,000        1,996

                                Number      Value
                               of Shares     (000s)
                             ---------   -----------
Barnes & Noble, Inc.+           40,000   $      740
Bed, Bath & Beyond, Inc.+       79,600        2,920
Best Buy Co., Inc.+            113,600        9,173
BJ's Wholesale Club, Inc.+      35,000        1,240
Borders Group, Inc.+            52,000          825
Cendant Corp.+                 389,640        6,015
Circuit City Stores-Circuit
  City Group                   117,600        6,916
Consolidated Stores Corp.+      65,312          812
Costco Wholesale Corp.+        243,408       13,159
CVS Corp.                      222,914        9,697
Dillards, Inc., Class A         62,200          867
Dollar General Corp.           129,016        2,951
Dollar Tree Stores, Inc.+       35,000        2,026
Family Dollar Stores, Inc.      96,200        1,834
Federated Department Stores,
  Inc.+                        115,200        3,917
Gap, Inc.                      474,100       17,423
Hannaford Bros. Co., Inc.       23,300        1,686
Home Depot, Inc.             1,253,797       70,291
Intimate Brands, Inc.          136,500        5,255
J.C. Penney Co., Inc.          100,400        1,387
Kmart Corp.+                   265,600        2,158
Kohl's Corp.+                  182,600        8,765
Kroger Co.+                    468,080        8,689
Lands' End, Inc.+               16,500          698
Limited, Inc.                  117,319        5,301
Lowe's Cos., Inc.              212,200       10,504
May Department Stores Co.      184,350        5,070
The Neiman Marcus Group, Inc.,
  Class A+                      30,000          772
Nordstrom, Inc.                 73,800        2,052
Office Depot, Inc.+            180,550        1,907
Payless Shoesource, Inc.+       14,814          817
Rite Aid Corp.                  46,600          233
Ross Stores, Inc.               62,000        1,286
Safeway, Inc.+                 277,580       12,248
Saks, Inc.+                     83,340          953
Sears, Roebuck & Co.           193,300        7,080
Staples, Inc.+                 259,360        4,944
Tandy Corp.                    109,332        6,232
Target Corp.                   241,000       16,042
Tiffany & Co., Inc.             40,000        2,907
TJX Cos., Inc.                 169,900        3,260
Toys "R" Us, Inc.+             130,880        1,996

SCHWAB 1000 FUND(R)
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                                Number      Value
                               of Shares    (000s)
                             ---------   -----------
Wal-Mart Stores, Inc.        2,436,000   $  134,894
Walgreen Co.                   558,100       15,697
Weis Markets, Inc.              23,900          795
Williams-Sonoma, Inc.+          28,000          970
Winn-Dixie Stores, Inc.         82,300        1,363
Zale Corp.+                     15,000          619
                                         ----------
                                            438,009
                                         ----------
STEEL -- 0.1%
AK Steel Holding Corp.          56,700          627
Allegheny Technologies, Inc.    54,140        1,310
Nucor Corp.                     49,100        2,111
USX-U.S. Steel Group, Inc.      55,760        1,398
Worthington Industries, Inc.    60,200          745
                                         ----------
                                              6,191
                                         ----------
TELEPHONE -- 7.2%
Adtran, Inc.+                   22,300        1,507
Aerial Communications, Inc.+    10,000          442
Allegiance Telecom, Inc.+       55,050        3,895
Alltel Corp.                   170,767       11,377
AT&T Corp.                   1,739,496       81,213
Bell Atlantic Corp.            851,886       50,474
BellSouth Corp.              1,033,800       50,333
Broadwing Inc.+                118,752        3,362
Carrier Access Corp.+            3,000          131
Centennial Cellular Corp.+      52,800        1,043
CenturyTel, Inc.                68,987        1,690
Commonwealth Telephone
  Enterprises, Inc.+             1,000           49
Exodus Communications, Inc.+    96,400        8,525
Global Telesystems Group,
  Inc.+                        101,900        1,484
GTE Corp.                      529,350       35,863
Intermedia Communications,
  Inc.+                         32,700        1,333
ITC DeltaCom, Inc.+             35,800        1,177
Level 3 Communications, Inc.+  191,500       17,044
MCI WorldCom, Inc.+          1,553,028       70,565
McLeodUSA, Inc., Class A+      246,900        6,173
NEXTLINK Communications, Inc.,
  Class A+                      42,100        3,549
NTL, Inc.+                      70,313        5,379
Powertel, Inc.+                 16,900        1,136

                              Number      Value
                             of Shares     (000s)
                             ---------   -----------
Qwest Communications
  International, Inc.+         420,954     $ 18,259
RCN Corp.+                      42,900        1,228
SBC Communications, Inc.     1,861,428       81,554
Sprint Corp. (FON Group)       482,668       29,684
Sprint Corp. (PCS Group)+      473,321       26,033
Telephone & Data Systems, Inc.  35,100        3,580
U.S. Cellular Corp.+            53,800        3,231
US West, Inc.                  277,215       19,734
Viatel, Inc.+                   18,500          708
Winstar Communications, Inc.+   48,000        1,914
                                         ----------
                                            543,669
                                         ----------
TOBACCO -- 0.4%
Philip Morris Cos., Inc.     1,280,700       28,015
UST, Inc.                      100,200        1,503
                                         ----------
                                             29,518
                                         ----------
TRAVEL & RECREATION -- 0.3%
Brunswick Corp.                 48,900          938
Harrah's Entertainment, Inc.+   72,100        1,483
Hertz Corp.                     27,000          842
Hilton Hotels Corp.            179,167        1,523
Mandalay Resort Group+          51,400          970
Marriott International, Inc.,
  Class A                      138,600        4,435
MGM Grand, Inc.                 74,000        2,183
Mirage Resorts, Inc.+          114,100        2,325
Premier Parks, Inc.+            43,700          942
Royal Caribbean Cruises Ltd.    87,900        1,830
SFX Entertainment, Inc.,
  Class A+                      36,100        1,503
Speedway Motorsports, Inc.+     23,700          567
                                         ----------
                                             19,541
                                         ----------
TRUCKING & FREIGHT -- 0.1%
C.H. Robinson Worldwide, Inc.   27,500        1,375
CNF Transportation, Inc.        26,400          738
Expeditores International of
  Washington, Inc.              28,400        1,214
PACCAR, Inc.                    42,120        2,003
Ryder Systems, Inc.             33,800          750
                                         ----------
                                              6,080
                                         ----------

                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
UTILITIES - ELECTRIC & GAS -- 3.0%
AES Corp.+                     120,318     $ 10,821
Allegheny Energy, Inc.          62,100        1,886
Alliant Energy Corp.            45,000        1,350
Ameren Corp.                    77,130        2,830
American Electric Power Co.,
  Inc.                          94,000        3,443
American Water Works Co., Inc.  54,600        1,239
Calpine Corp.+                  34,800        3,184
Carolina Power & Light Co.      90,500        3,309
Central & South West Corp.      93,700        2,032
Cinergy Corp.                   87,565        2,342
Citizens Utilities Co.,
  Class B+                     150,818        2,423
CMS Energy Corp.                62,900        1,195
Coastal Corp.                  116,600        5,852
Columbia Energy Group           44,100        2,767
Conectiv, Inc.                  60,700        1,077
Consolidated Edison, Inc.      115,600        4,068
Constellation Energy Group,
  Inc.                          79,650        2,633
Dominion Resources, Inc.       129,842        5,843
DPL, Inc.                       70,492        1,639
DQE, Inc.                       44,050        1,685
DTE Energy Co.                  87,100        2,842
Duke Energy Corp.              203,331       11,692
Dynegy, Inc., Class A           76,207        4,987
Edison International           195,100        3,719
El Paso Energy Corp.           129,768        5,515
Energy East Corp.               66,800        1,394
Enron Corp.                    394,138       27,466
Entergy Corp.                  116,821        2,972
Equitable Resources, Inc.       18,000          835
FirstEnergy Corp.              129,515        3,295
Florida Progress Corp.          54,000        2,646
FPL Group, Inc.                102,100        4,614
GPU, Inc.                       73,600        2,065
Ipalco Enterprises, Inc.        49,000        1,001
Kansas City Power & Light Co.   35,900          922
KeySpan Corp.                   77,934        2,289
Kinder Morgan, Inc.             65,800        1,995
LG&E Energy Corp.               70,155        1,635
MCN Corp.                       50,600        1,262

                                Number      Value
                              of Shares     (000s)
                             ---------   -----------
MDU Resources Group, Inc.       26,000      $   567
Minnesota Power & Light Co.     44,000          811
Montana Power Co.               65,800        2,899
National Fuel Gas Co.           26,600        1,262
New Century Energies, Inc.      67,700        2,209
Niagara Mohawk Holdings, Inc.+ 100,200        1,390
NICOR, Inc.                     25,300          857
Nisource, Inc.                  61,800        1,143
Northeast Utilities             66,000        1,419
Northern States Power Co.       87,600        1,911
OGE Energy Corp.                51,200        1,014
PECO Energy Co.                104,300        4,348
Peoples Energy Corp.            19,500          606
PG&E Corp.                     198,058        5,137
Pinnacle West Capital Corp.     47,300        1,661
Potomac Electric Power Co.      69,400        1,627
PPL Corp.                       84,720        2,023
Public Service Enterprise
  Group, Inc.                  122,300        4,387
Puget Sound Power & Light Co.   48,200        1,145
Questar Corp.                   35,800          673
Reliant Energy, Inc.           169,117        4,503
Republic Services, Inc.+        99,300        1,359
Scana Corp.                     65,800        1,703
Sempra Energy                  114,338        2,122
Sierra Pacific Resources        46,600          705
Southern Co.                   379,700        9,469
TECO Energy, Inc.               72,200        1,579
Texas Utilities Co.            141,912        4,781
Unicom Corp.                   118,500        4,710
United Water Resources, Inc.    18,100          629
UtiliCorp United, Inc.          48,350          931
Washington Gas Light Co.        30,000          769
Western Resources, Inc.         47,231          744
Williams Cos., Inc.            238,461        8,898
Wisconsin Energy Corp.          59,600        1,274
                                         ----------
                                            226,029
                                         ----------
TOTAL COMMON STOCK
  (Cost $4,042,493)                       7,520,772
                                         ----------

SCHWAB 1000 FUND(R)
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                               Number      Value
                             of Shares     (000s)
                             ---------   -----------
WARRANTS -- 0.0%
Per-Se Technologies+               488           --
                                         ----------
Total Warrants
  (Cost $0)                                      --
                                         ----------
                                 Par
                                (000s)
                              ---------
U.S. TREASURY OBLIGATIONS -- 0.0%
U.S. Treasury Bills (a) (b)
     5.56%-5.76%, 06/15/00        $285   $      283
     5.61%, 06/22/00               280          278
                                         ----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $561)                                   561
                                         ----------
REPURCHASE AGREEMENT -- 0.1%
PNC FINANCIAL SERVICES GROUP
   5.00%, Dated 04/28/00; matures 05/1/00,
   repurchase price $3,376,406
   (collateralized by: Federal Home
   Loan Mortgage Corp.,total market
   value $3,476,250)             3,375        3,375
                                         ----------
TOTAL REPURCHASE AGREEMENT
  (Cost $3,375)                               3,375
                                         ----------

                               Number      Value
                             of Shares     (000s)
                             ---------   -----------
SHORT-TERM INVESTMENTS -- 0.1%
Provident Institutional
  TempFund, 5.74%*           8,998,755   $   8,999
                                         ----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $8,999)                               8,999
                                         ----------
Total Investments -- 100.0%
  (Cost $4,055,428)                       7,533,707
                                         ----------
OTHER ASSETS AND LIABILITIES, NET -- 0.0%
  Other assets                              660,855
  Liabilities                              (660,197)
                                         ----------
                                                658
                                         ----------
TOTAL NET ASSETS -- 100.0%               $7,534,365
                                         ==========




SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.
68

SCHWAB TOTAL STOCK MARKET INDEX FUND(TM)
SCHEDULE OF INVESTMENTS
April 30, 2000 (Unaudited)
                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
COMMON STOCK -- 99.1%
AEROSPACE / DEFENSE -- 0.9%
Aviation Sales Co.+                800        $   3
B.F. Goodrich Co.                2,704           86
Boeing Co.                      24,300          964
Cordant Technologies, Inc.         900           51
Crane Co.                        1,600           43
GenCorp., Inc.                   1,700           17
General Dynamics Corp.           5,700          334
Kaman Corp., Class A             1,000           11
Litton Industries, Inc.+         1,100           48
Lockheed Martin Corp.            9,900          246
Northrop Grumman Corp.           2,000          142
Raytheon Co., Class B            8,600          191
Rockwell International Corp.     4,900          193
Satcon Technology Corp.+         1,000           18
Textron, Inc.                    4,300          266
Trimble Navigation Ltd.+         1,000           28
TRW, Inc.                        3,200          187
United Technologies Corp.       12,434          773
Veeco Instruments, Inc.+           400           25
                                         ----------
                                              3,626
                                         ----------
AIR TRANSPORTATION -- 0.3%
AAR Corp.                          700           11
Airborne Freight Corp.           1,100           24
AirTran Holdings, Inc.+          1,000            4
Alaska Airgroup, Inc.+             600           17
America West Holdings Corp.,
  Class B+                       1,100           16
AMR Corp.+                       4,000          136
Amtran, Inc.+                      600           10
Atlantic Coast Airlines Holdings,
  Inc.+                            800           24
Atlas Air, Inc.+                   900           32
Aviall, Inc.+                    1,200            7
Continental Airlines, Inc.+      1,800           72
Delta Air Lines, Inc.            3,400          179
EGL, Inc.+                         650           15
FedEx Corp.+                     8,300          313
Frontier Airlines, Inc.+           600            9
Galileo International, Inc.      2,300           53
Hawk Corp.+                      1,200            8
Kellstrom Industries, Inc.+        600            2
Kitty Hawk, Inc.+                  600            0
Mesa Air Group, Inc.+            1,300            8
Mesaba Holdings, Inc.+           1,100           14
Midwest Express Holdings, Inc.+    500           13

                                Number      Value
                              of Shares     (000s)
                             ---------   -----------
Northwest Airlines Corp.,
  Class A+                       2,100       $   52
SkyWest, Inc.                      500           21
Southwest Airlines Co.          13,350          290
U.S. Airways Group, Inc.+        1,700           47
UAL Corp.+                       1,400           81
                                         ----------
                                              1,458
                                         ----------
ALCOHOLIC BEVERAGES -- 0.3%
Adolph Coors Co., Class B          900           46
Anheuser-Busch Cos., Inc.       12,500          882
Beringer Wine Estates Holdings,
  Inc.+                            500           18
Boston Beer Co., Inc.+             300            2
Brown-Forman Corp., Class B      2,200          120
Canandaigua Brands, Inc.,
  Class A+                         500           25
Central European Distribution
  Corp.+                           400            2
The Chalone Wine Group Ltd.+       200            2
Geerlings & Wade, Inc.+            400            2
Genesee Corp., Class B             200            3
Golden State Vintners, Inc.+       400            2
National Beverage Corp.+         1,200           10
The Robert Mondavi Corp.,
  Class A+                         400           13
                                         ----------
                                              1,127
                                         ----------
APPAREL -- 0.3%
Abercrombie & Fitch Co.+         2,400           26
Bebe Stores, Inc.+                 900            8
Brown Shoe Co., Inc.               800            8
Buckle, Inc.+                    1,000           13
The Children's Place Retail
  Stores, Inc.+                  1,100           24
Columbia Sportswear Co.+           900           26
Cyrk International, Inc.+        1,100           10
The Dixie Group, Inc.+           1,500            6
The Dress Barn, Inc.+              800           16
Footstar, Inc.+                    600           22
Genesco, Inc.+                   1,300           17
Global Sports, Inc.+               800            6
Goody's Family Clothing, Inc.+   1,500           10
Guess, Inc.+                     1,200           33
Haggar Corp.                       900           12
Hartmarx Corp.+                  1,300            3
J. Baker, Inc.                   1,100            7
Jo-Ann Stores, Inc., Class A+      700            7
Jones Apparel Group, Inc.+       3,200           95
K-Swiss, Inc., Class A             600            9
Kellwood Co.                       900           15
Kenneth Cole Productions, Inc.+    600           25

SCHWAB TOTAL STOCK MARKET INDEX FUND(TM)
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                                Number      Value
                              of Shares    (000s)
                              ---------  -----------
Liz Claiborne, Inc.              1,600   $       74
MediaBay, Inc.+                    900            4
Men's Wearhouse, Inc.+           1,000           21
Nautica Enterprises, Inc.+       1,300           15
Nike, Inc., Class B              7,300          317
OshKosh B'Gosh, Inc., Class A      700           11
Pacific Sunwear of California+     800           27
Polo Ralph Lauren Corp.+         1,000           16
Polymer Group, Inc.              1,300           15
Quiksilver, Inc.+                1,000           19
Reebok International Ltd.+       1,700           29
Russell Corp.                    1,100           22
Saucony, Inc.+                     700            9
Springs Industries, Inc.           400           16
Stride Rite Corp.                2,100           18
Superior Uniform Group, Inc.       900            8
Talbots, Inc.                      800           41
Tarrant Apparel Group+             800            7
Timberland Co., Class A+           600           42
Tropical Sportswear Int'l Corp.+   500            9
Unifi, Inc.+                     1,700           17
Urban Outfitters, Inc.+          1,100           12
VF Corp.                         3,300           93
Warnaco Group, Inc., Class A     1,300           14
WestPoint Stevens, Inc.          1,200           23
Wolverine World Wide, Inc.       1,200           14
                                         ----------
                                              1,291
                                         ----------

                              Number      Value
                             of Shares     (000s)
                             ---------   -----------
AUTOMOTIVE PRODUCTS / MOTOR VEHICLES -- 1.4%
A.O. Smith Corp., Class B          800           16
A.S.V., Inc.+                      700            9
American Axle & Manufacturing
  Holdings, Inc.+                1,100           17
Arvin Industries, Inc.             600           13
Autoweb.com, Inc.+               1,100            4
Bandag, Inc.                       700           17
Borg-Warner Automotive, Inc.       600           25
Carey International, Inc.+         500            5
Carlisle Cos., Inc.                700           29
Collins & Aikman Corp.           1,300            9
Cooper Tire & Rubber Co.         2,000           27
CSK Auto Corp.+                  1,100           12
Cummins Engine Co., Inc.         1,000           36
Dana Corp.                       4,300          131
Danaher Corp.                    3,800          217
Delco Remy International, Inc.+  1,200           10
Delphi Automotive Systems Corp. 15,200          291

                                Number      Value
                              of Shares     (000s)
                             ---------   -----------
Detroit Diesel Corp.               800   $       12
Donaldson Co., Inc.              1,100           26
Dura Automotive Systems, Inc.+     600           10
Eaton Corp.                      2,100          176
Federal-Mogul Corp.              1,700           23
Fleetwood Enterprises, Inc.      1,000           15
Ford Motor Co.                  32,400        1,772
General Motors Corp.            17,400        1,629
General Motors Corp., Class H+   3,700          356
Genuine Parts Co.                4,600          121
Goodyear Tire & Rubber Co.       4,100          113
Group 1 Automotive, Inc.+        1,100           13
Harley-Davidson, Inc.            8,200          326
Hayes Lemmerz International,
  Inc.+                            700           11
Jason, Inc.+                     1,200           12
Lear Corp.+                      1,600           48
Meritor Automotive, Inc.         1,600           24
Modine Manufacturing Co.           600           13
Monaco Coach Corp.+                500            8
Myers Industries, Inc.             700           10
Navistar International Corp.+    1,600           56
O'Reilly Automotive, Inc.+       1,200           16
Oshkosh Truck Corp.                450           14
Polaris Industries, Inc.           600           18
Rush Enterprises, Inc.+            500            4
Simpson Industries, Inc.         1,000           10
SPX Corp.+                         800           88
Standard Motor Products, Inc.      700            8
Sterile Recoveries, Inc.+          300            2
Stoneridge, Inc.+                1,200           16
Superior Industries
  International, Inc.            1,300           42
TBC Corp.+                       1,500            8
Thor Industries, Inc.              500           13
Titan International, Inc.          800            5
Tower Automotive, Inc.+          2,300           36
United Rentals, Inc.+            1,600           22
Winnebago Industries, Inc.         700           12
Wynns International, Inc.          800           11
                                         ----------
                                              5,967
                                         ----------
BANKS -- 4.6%
ABC Bancorp.                     1,200           12
Albama National Bancorp.           400            8
AmSouth Bancorp.                11,003          160
Anchor Bancorp Wisconsin, Inc.     800           13
Associated Bancorp.              1,600           41
Bancfirst Corp.                    500           13

                                Number      Value
                               of Shares    (000s)
                              ---------  -----------
BancFirst Ohio Corp.               700   $       14
Bancorpsouth, Inc.               1,300           20
BancWest Corp.                   1,600           29
Bank of America Corp.           45,800        2,244
Bank of Granite Corp.              400            8
Bank of New York Co., Inc.      19,600          805
Bank One Corp.                  30,600          933
Bank United Corp., Class A         800           27
BankFirst Corp.+                 1,500           13
Banknorth Group, Inc.              500           12
BB&T Corp.                       9,613          256
Brenton Banks, Inc.                200            2
Brookline Bancorp., Inc.         1,400           13
BSB Bancorp., Inc.                 200            4
Capital City Bank Group, Inc.      500           10
Capitol Bancorp. Ltd.              700            9
Cascade Bancorp.                   880            9
CCB Financial Corp.              1,000           40
CENIT Bancorp., Inc.               500            6
Centennial Bancorp.+               907            9
Central Coast Bancorp.+            880           13
Centura Banks, Inc.              1,070           44
Century South Banks, Inc.          400            9
Chase Manhattan Corp.           22,000        1,585
Chemical Financial Corp.           420           12
Chittenden Corp.                   600           16
Citizens Banking Corp.             990           18
City Holding Co.                   800           11
City National Corp.              1,100           40
Coast Bancorp.                     500           13
Colonial BancGroup, Inc.         2,500           23
Columbia Banking System, Inc.+   1,100           14
Comerica, Inc.                   4,700          199
Commerce Bancorp., Inc.            830           33
Commerce Bancshares, Inc.        1,565           48
Community Bank System, Inc.        500           11
Community First Bankshares, Inc. 1,200           20
Community Trust Bancorp.           660           12
Compass Bancshares, Inc.         2,700           50
CORUS Bankshares, Inc.             500           12
Cullen/Frost Bankers, Inc.       1,200           30
Dime Community Bancshares          500            9
Doral Financial Corp.            1,100           13
Drovers Bancshares Corp.           600            9
Eagle Bancshares, Inc.             700           10
F&M Bancorp./Frederick MD          200            4
F&M National Corp.                 612           15

                                Number      Value
                              of Shares     (000s)
                             ---------   -----------
F.N.B. Corp.                       525   $       10
Farmers Capital Bank Corp.         400           13
Fifth Third Bancorp.             8,144          514
First Bancorp./Puerto Rico         700           12
First Banking Co. of Southeast
  Georgia                          500           10
First Busey Corp., Class A         600           12
First Charter Corp.              1,000           14
First Citizens Bancshares          300           19
First Commerce Bancshares, Inc.    500           17
First Commonwealth Financial
  Corp.                          1,300           15
First Fed Capital Corp.            700            8
First Federal Financial Corp.
  of Kentucky                      600           12
First Financial Bancorp.           990           18
First Financial Bancshares, Inc.   400           11
First Merchants Corp.              400            8
First Midwest Bancorp., Inc.       900           22
First Republic Bank+               400            8
First Security Corp.             4,900           69
First Tennessee National Corp.   3,300           63
First Union Corp.               26,362          840
First United Bancshares, Inc.      900           15
First Virginia Banks, Inc.       1,200           44
Firstar Corp.                   25,954          646
Firstfed America Bancorp., Inc.  1,000           11
Firstfed Financial Corp.+          900           11
Firstmerit Corp.                 2,100           34
Fleet Boston Financial Corp.    24,314          862
Franchise Finance Corp.          1,400           33
Frontier Financial Corp.           700           13
Fulton Financial Corp.           1,600           33
GA Financial, Inc.                 800           10
GBC Bancorp.                       400           11
Great Southern Bancorp.            500            9
GreenPoint Financial Corp.       2,700           50
Hancosk Holding Co.                300           10
Harbor Florida Bancshares, Inc.  1,100           12
Harleysville National Corp.        400           12
Hibernia Corp., Class A          3,700           39
Horizon Financial Corp.          1,100           10
Hudson City Bancorp., Inc.       2,700           40
Hudson United Bancorp.           1,219           28
Huntington Bancshares, Inc.      6,500          119
Imperial Bancorp.+               1,080           21
Imperial Credit Industries+      1,900            7
Independence Community Bank      1,700           20
Industrial Bancorp., Inc.          500            6
Irwin Financial Corp.              700           12

SCHWAB TOTAL STOCK MARKET INDEX FUND(TM)
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
J.P. Morgan & Co., Inc.          4,900   $      629
KeyCorp, Inc.                   12,200          226
Keystone Financial, Inc.         1,000           15
Lakeland Financial Corp.           800           10
LSB Bancshares, Inc.               500            8
M&T Bank Corp.                     200           88
MAF Bancorp., Inc.                 700           13
Marshall & Ilsley Corp.          2,800          130
Mellon Financial Corp.          13,600          437
Mercantile Bankshares Corp.      1,700           48
Merchants Bancorp., Inc.
 New York                          800           13
Merchants Bancshares, Inc.         500            9
Mid-America Bancorp.               406           10
Mid-State Bancshares               500           13
National Bancorp. of Alaska, Inc.  700           26
National City Bancorp.+            700           10
National City Bancshares, Inc.     525           12
National City Corp.             16,400          279
National Commerce Bancorp.       2,700           44
National Penn Bancshares, Inc.     620           13
Net.B@nk, Inc.+                    900            9
Niagara Bancorp., Inc.           1,200           12
North Fork Bancorp., Inc.        5,400           87
Northern Trust Corp.             5,900          378
OceanFirst Financial Corp.         400            6
Old Kent Financial Corp.         6,388          192
Old National Bancorp.            1,548           51
Omega Financial Corp.              500           13
One Valley Bancorp., Inc.          700           24
Oriental Financial Group           500            9
Pacific Century Financial Corp.  2,100           43
Park National Corp.                305           28
Peoples Bank-Bridgeport          1,500           31
Peoples Heritage Financial
  Group, Inc.                    2,600           34
PFF Bancorp., Inc.                 600            8
PNC Financial Services Group     7,800          340
Popular, Inc.                    3,500           70
Premier National Bancorp., Inc.    620            8
Provident Bancorp, Inc.          1,200           35
Provident Bankshares Corp.         840           13
Providian Financial Corp.        4,200          370
Quaker City Bancorp., Inc.+        500            7
Queens County Bancorp., Inc.       600           12
Regions Financial Corp.          6,200          127
Republic Bancorp.                1,390           14
Republic Bancorp., Inc.,
  Class A                        1,600           13
Republic Security Financial
  Corp.                          1,500            8

                                Number      Value
                              of Shares     (000s)
                             ---------   -----------
Richmond County Financial Corp.    600   $       10
Riggs National Corp.             1,000           14
S & T Bancorp., Inc.               500            9
S1 Corp.+                        1,230           67
Sandy Spring Bancorp., Inc.        200            5
Seacoast Banking Corp.             600           15
Second Bancorp., Inc.              400            7
Silicon Valley Bancshares+         600           37
Sky Financial Group, Inc.        1,810           30
The South Financial Group, Inc.    800           11
Southside Bancshares Corp.         500            4
SouthTrust Corp.                 4,200          100
Southwest Bancorp. of Texas,
 Inc.+                             700           14
Southwest Bancorp., Inc.           400            7
State Street Corp.               4,700          455
Sterling Bancorp.                  840           13
Sterling Bancshares              1,400           15
Summit Bancorp.                  4,937          125
SunTrust Banks, Inc.             8,600          436
Susquehanna Bancshares, Inc.     1,000           14
Synovus Financial Corp.          7,900          147
Texas Regional Bancshares, Inc.    400           11
The Trust Co. of New Jersey        500           10
TrustCo Bank Corp.               1,000           12
Trustmark Corp.                  1,800           33
U.S. Bancorp.                   20,265          412
UMB Financial Corp.                550           20
Union Planters Corp.             3,600          102
UnionBanCal Corp.                4,300          119
United Bankshares, Inc.          1,000           22
United Community Financial Corp. 1,500            8
United National Bancorp.           730           14
USB Holding Co., Inc.              630            9
Valley National Bancorp.         1,478           39
VIB Corp.+                       1,545            9
Vista Bancorp., Inc.               800           12
Wachovia Corp.                   5,400          339
Washington Trust Bancorp.          700           11
Wells Fargo & Co.               44,115        1,811
Wesbanco, Inc.                     500           11
Westamerica Bancorp.               800           20
Westcorp, Inc.                     900           12
Whitney Holding Corp.              500           17
Wilmington Trust Co.               900           42
WSFS Financial Corp.             1,000           12
Zions Bancorp.                   2,300           95
                                         ----------
                                             19,508
                                         ----------

                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
BUSINESS MACHINES & SOFTWARE -- 13.9%
3Com Corp.+                      9,200   $      363
Activision, Inc.+                1,000            6
Adaptec, Inc.+                   3,300           89
Adobe Systems, Inc.              3,400          411
Advanced Digital Information+    1,400           34
Analogic Corp.                     500           20
Analytical Surveys, Inc.+        1,000            4
Andersen Group, Inc.+              400            5
Apple Computer, Inc.+            4,800          596
Artesyn Technologies+              800           19
Aspeon, Inc.+                    1,000            9
Auspex Systems, Inc.+            1,000            8
Autodesk, Inc.                   1,600           61
Black Box Corp.+                   500           38
BMC Software, Inc.+              6,800          318
C3, Inc.+                        1,500           10
Cabletron Systems, Inc.+         5,400          124
Caci International, Inc.+          600           14
CAM Commerce Solutions, Inc.+      500            4
Ceridian Corp.+                  3,700           80
Cisco Systems, Inc.+           183,598       12,729
Cognitronics Corp.+                600            6
Comdisco, Inc.                   3,900          121
Communication Intelligence+      1,900            6
Compaq Computer Corp.           45,300        1,325
Comptek Research, Inc.+          1,000           16
Computer Horizons Corp.+         1,000           14
Compuware Corp.+                 9,600          121
Comverse Technology, Inc.+       4,200          375
Concurrent Computer Corp.+       1,200           12
Crossroads Systems, Inc.+          700           49
Cybex Computer Products Corp.+     600           16
Datum, Inc.+                     1,100           22
Davox Corp.+                       300            8
Dell Computer Corp.+            68,500        3,434
Diebold, Inc.                    1,800           52
Digital Lightwave, Inc.+         1,300           89
eFax.com, Inc.+                  1,400            3
EMC Corp.+                      27,512        3,822
Equitex, Inc.+                   1,300           10
Excalibur Technologies Corp.+    1,200           43
Extended Systems, Inc.+            200            8
Fair, Isaac & Co., Inc.            300           13
Foundry Networks, Inc.+          3,000          273
Gateway, Inc.+                   8,400          464
Hanger Orthopedic Group, Inc.+   1,100            6

                                Number      Value
                              of Shares     (000s)
                             ---------   -----------
Hewlett-Packard Co.             27,000     $  3,645
Hypercom Corp.+                  1,300           19
IKON Office Solutions, Inc.      3,200           19
Immersion Corp.+                   500           18
InaCom Corp.+                    1,100            2
Informix Corp.+                  8,850           97
Inprise Corp.+                   1,200            6
Input/Output, Inc.+              3,400           25
Integrated Device Technology,
  Inc.+                          2,400          115
Intergraph Corp.+                1,000            7
International Business Machines
  Corp.                         48,100        5,369
InterVoice, Inc.+                1,678           27
Iomega Corp.+                    6,000           21
Juniper Networks, Inc.+          4,200          893
Latitude Communications, Inc.+     400            6
Lexmark International Group,
  Inc., Class A+                 3,600          425
LTX Corp.+                       1,400           64
Maxtor Corp.+                    2,700           32
Microchip Technology, Inc.+      2,000          124
Micromuse, Inc.+                   800           79
Micron Electronics, Inc.+        2,200           24
MICROS Systems, Inc.+              500           20
Microsoft Corp.+               139,270        9,714
Minntech Corp.                   1,300           11
MIPS Technology, Inc.+             800           23
MTI Technology Corp.+              700           11
National Computer Systems, Inc.    800           41
NCR Corp.+                       3,100          120
Netegrity+                         400           18
Network Appliance, Inc.+         8,200          606
Novell, Inc.+                    9,000          177
Novellus Systems, Inc.+          2,900          193
Oracle Corp.+                   75,800        6,059
Osicom Technologies, Inc.+         300           16
Pitney Bowes, Inc.               7,200          294
Printronix, Inc.+                  600           11
Procom Technology, Inc.+           300           11
PTEK Holdings, Inc.+             2,000           10
Quantum Corp. - DLT & Storage
  Systems+                       4,200           49
Quantum Corp. - Hard Disk Drive+ 1,900           22
Read-Rite+                       1,900            6
SCM Microsystems, Inc.+            400           32
Seagate Technology, Inc.+        6,300          320
Sigma Designs, Inc.+             1,500            6
Silicon Graphics, Inc.+          4,800           34

SCHWAB TOTAL STOCK MARKET INDEX FUND(TM)
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                               Number       Value
                              of Shares    (000s)
                              ---------  -----------
Smartdisk Corp.+                   300   $        8
Storage Technology Corp.+        2,600           34
Sun Microsystems, Inc.+         42,340        3,893
SVI Holdings, Inc.+              1,400           13
Sybase+                          2,100           42
Systems & Computer Technolog
  Corp.+                         1,100           26
Technology Data Corp.+           1,400           59
Telxon Corp.+                      300            4
The Titan Corp.+                 1,681           72
Total System Services, Inc.      5,100          102
Unisys Corp.+                    8,600          199
Visual Networks, Inc.+             700           27
Xerox Corp.                     17,600          465
Xircom, Inc.+                      700           28
                                         ----------
                                             59,043
                                         ----------
BUSINESS SERVICES -- 8.0%
24/7 Media, Inc.+                  700           14
4 Kids Entertainment, Inc.+        400            9
ABM Industries, Inc.               700           18
About.com, Inc.+                   500           17
Accrue Software, Inc.+             600           14
ACNielsen Corp.+                 1,400           32
ACT Networks, Inc.+              1,300           16
Actel Corp.+                     1,100           40
Active Software, Inc.+             600           24
Actuate Corp.+                     800           24
adam.com, Inc.+                  1,000           10
Adecco SA - ADR                    127           13
Advantage Learning Systems,
  Inc.+                          1,100           16
Advent Software, Inc.+             900           47
Advo, Inc.+                        700           21
Aether Systems, Inc.+            1,000          166
Affiliated Computer Services,
  Inc.+                          1,300           43
Affymetrix, Inc.+                  800          108
Agency.com, Inc. Ltd.+             800           17
Agile Software Corp.+            1,200           44
AHL Services, Inc.+              1,100           11
Akamai Technologies, Inc.+         438           43
Allaire Corp.+                     800           44
Alliance Semiconductor Corp.+    1,000           20
Allied Waste Industries, Inc.+   5,000           31
America Online, Inc.+           61,200        3,661
American Management Systems,
  Inc.+                          1,000           37
American Superconductor Corp.+     700           27
Analysts International Corp.     1,500           17
Andover.Net, Inc.+                 300            4
Ansoft Corp.+                    1,800           23

                                Number      Value
                              of Shares     (000s)
                              ---------   -----------
AnswerThink Consulting Group,
 Inc.+                           1,000    $      19
Apex, Inc.+                        700           21
Apollo Group, Inc.+              1,900           55
Applied Theory Corp.+              800            9
Appnet, Inc.+                      800           19
Apropos Technology, Inc.+          300            3
Ariba, Inc.+                     5,100          378
ARIS Corp.+                      1,400           10
Art Technology Group, Inc.+      1,600           97
Ask Jeeves, Inc.+                  900           27
Aspect Development, Inc.+        2,000          138
Aspen Technology, Inc.+            700           25
At Home Corp., Class A+          9,200          171
Automatic Data Processing,
 Inc.                           16,700          899
Autonation, Inc.+               10,700           98
Avant Corp.+                     1,500           27
AXENT Technologies, Inc.+        1,000           20
Banyan Systems, Inc.+              900           12
Barra, Inc.+                       500           21
BEA Systems, Inc.+               6,400          309
Bell & Howell Co.+                 500           13
Beyond.com Corp.+                1,300            3
Billing Concepts Corp.+          1,600            9
BindView Development Corp.+      1,700           14
Bottomline Technologies, Inc.+     500           18
Bowne & Co., Inc.                1,200           14
Brio Technology, Inc.+             900           22
Broadbase Software, Inc.+        2,400           38
BroadVision, Inc.+               6,411          282
Brocade Communications Systems,
  Inc.+                          2,800          347
BSQUARE Corp.+                   1,100           19
Cacheflow, Inc.+                 1,700          126
CAIS Internet, Inc.+               700            9
Calico Commerce, Inc.+             900           15
Cambridge Technology
 Partners, Inc.+                 1,400           15
CareInsite, Inc.+                1,900           48
Catalytica, Inc.+                1,100           12
CDI Corp.+                         700           16
CDW Computer Centers, Inc.+      1,100          114
Cell Genesys, Inc.+                800           15
Centra Software, Inc.+             900            8
Century Business Services, Inc.+ 2,100            7
Cerner Corp.+                      800           18
Cheap Tickets, Inc.+             1,000           11
CheckFree Holdings Corp.+        1,400           71
Chemed Corp.                       500           15
Choicepoint, Inc.+                 800           30
Chordiant Software, Inc.+        1,100            7

                                Number      Value
                               of Shares    (000s)
                              ---------  -----------
Ciber, Inc.+                     1,400   $       25
Cintas Corp.                     4,450          176
Circle.com+                      1,275            6
Citrix Systems, Inc.+            5,000          305
Clarent Corp.+                     800           54
Clarus Corp.+                      500           20
CLOSURE Medical Corp.+             900           17
Coinstar, Inc.+                  1,100           12
Com21, Inc.+                       800           22
Complete Business
 Solutions, Inc.+                  800           18
Computer Associates
  International, Inc.           16,626          928
Computer Sciences Corp.+         5,038          411
Computer Task Group, Inc.        1,000            8
Concord EFS, Inc.+               5,300          119
Concur Technologies, Inc.+         700            5
Convergys Corp.+                 4,000          176
Cordiant Communications Group -
  Sponsored ADR                    693           16
Cornell Corrections, Inc.+       1,100           10
Corporate Executives Board Co.+    400           23
Correctional Services Corp.+     1,200            6
CoStar Group, Inc.+                600           14
Creative Biomolecules+           1,300           10
Creative Computers, Inc.+        1,400           11
Credence Systems, Corp.+           600           86
Critical Path, Inc.+             1,500           87
CSG Systems International, Inc.+ 1,300           60
CuraGen Corp.+                   1,600           43
CyberSource Corp.+                 900           14
Cysive, Inc.+                      500           27
Cytec Industries, Inc.+          1,000           30
Daleen Technologies, Inc.+         800           10
Datastream Systems, Inc.+          500            7
DBT Online, Inc.+                  700           14
Deltek Systems, Inc.+            1,200           15
Deluxe Corp.                     1,800           45
Dendrite International, Inc.+      900           21
DeVry, Inc.+                     1,700           40
Digex, Inc.+                       600           47
Digital Courier Technologies,
  Inc.+                          1,700           11
Digital Impact, Inc.+              700            9
Digital Insight Corp.+             600           23
Digital River, Inc.+               700           10
Digitalthink, Inc.+                800           16
Digitas, Inc.+                   1,500           23
Diversa Corp.+                     400           11
Documentum, Inc.+                  500           29

                               Number         Value
                             of Shares       (000s)
                             ---------   -----------
DoubleClick, Inc.+               3,068       $  233
DST Systems, Inc.+               1,600          119
Dun & Bradstreet Corp.           4,800          145
Earthlink, Inc.+                 2,930           55
Earthweb, Inc.+                    700           13
eBay, Inc.+                      3,500          557
Ebenx, Inc.+                       500            8
Echelon Corp.+                     900           29
Eclipsys Corp.+                  1,300           10
Ecolab, Inc.                     4,400          172
Edison Schools, Inc.+            1,000           23
Educational Management Corp.+    1,000           16
Egain Communications Corp.+      1,000           17
Elcom International, Inc.+       1,100            8
Electronic Data Systems Corp.   12,500          859
eMerge Interactive, Inc.+          600           11
Engage Technologies, Inc.+       2,800           70
Entrust Technologies, Inc.+      1,400           69
Equifax, Inc.                    3,700           90
eXcelon Corp.+                   1,000           12
Exchange Applications, Inc.+     1,000           12
Extensity, Inc.+                   500            6
Ezenia!, Inc.+                   1,200            8
F.Y.I., Inc.+                      600           16
F5 Networks, Inc.+                 500           23
FactSet Research Systems, Inc.     800           23
Falcon Products, Inc.            1,500           18
FileNet Corp.+                   1,300           38
Firepond, Inc.+                    800           13
First Data Corp.                11,200          545
Fiserv, Inc.+                    7,200          331
Flextronics International Ltd.+  1,449          102
Forrester Research, Inc.+          600           27
Freemarkets, Inc.+                 900           65
FreeShop.com, Inc.+                500            5
G & K Services, Inc., Class A      700           17
Gartner Group, Inc., Class B+    2,251           24
Gentiva Health Services+           450            4
Geoworks Corp.+                    500            8
Gerald Stevens, Inc.+            1,700            9
GetThere.com, Inc.+              1,300           13
Global Imaging Systems, Inc.+      800            6
Global Sources Limited+             66            2
Go2net, Inc.+                    1,000           59
GoTo.com, Inc.+                  1,300           44
GP Strategies Corp.+             1,500            6
Great Plains Software, Inc.+       400           17

SCHWAB TOTAL STOCK MARKET INDEX FUND(TM)
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
Grey Advertising, Inc.             200      $    92
Gric Communications, Inc.+         500            8
GTECH Holdings, Corp.+             900           19
H&R Block, Inc.                  2,900          121
HA-LO Industries, Inc.+          1,500           11
Harbinger Corp.+                 1,200           23
Healthcentral.com+                 800            3
Healtheon Corp.+                 1,949           41
HearMe+                            700            5
Heidrick & Struggles, Inc.+        400           14
High Speed Access Corp.+         1,700           14
HNC Software, Inc.+                600           30
HotJobs.com Ltd.+                1,000           12
Hyperion Solutions Corp.+          800           24
I2 Technologies+                 4,000          517
Ibasis, Inc.+                      800           18
Icos Corp.+                      1,100           44
Identix Inc.+                    1,100           16
IDT Corp.+                         700           22
IDX Systems Corp.+                 700           12
iGate Capital Corp.+             1,300           39
Imanage, Inc.+                     700            7
IMS Health, Inc.                 8,500          145
In Focus Systems, Inc.+            500           15
Infocure Corp.+                    800            7
Infonet Services Corp.+          8,000          135
Information Resource
  Engineering, Inc.+               500           13
infoUSA, Inc.+                   1,600            9
Inktomi Corp.+                   2,900          446
Inso Corp.+                        800            4
InsWeb Corp.+                      800            2
Intelligroup, Inc.+                400            6
Interact Commerce Corp.+           700           10
Interim Services, Inc.+          1,530           26
Interliant, Inc.+                1,100           23
Internap Network Services Corp.+ 3,400          131
Internet Pictures Corp.+           821           13
internet.com Corp.+                800           15
Interpublic Group of Cos., Inc.  7,950          326
Intertrust Technologies Corp.+   2,000           46
Interwoven, Inc.+                  600           42
Intuit, Inc.+                    5,215          187
Invitrogen Corp.+                  700           44
Iron Mountain, Inc.+             1,450           51
ISS Group, Inc.+                 1,100           99
IT Group, Inc.+                  1,300            9
iVillage, Inc.+                    900            9

                                Number       Value
                             of Shares       (000s)
                             ---------   -----------
J. D. Edwards & Co.+             2,700       $   49
Jacobs Engineering Group, Inc.+    600           19
JDA Software Group, Inc.+        1,000           19
John H. Harland Co.              1,000           15
Juno Online Services, Inc.+        900            9
Jupiter Communications, Inc.+      500           13
Kana Communications, Inc.+       2,164           92
Keane, Inc.+                     1,900           55
Kelly Services, Inc. Class A       900           21
Korn/Ferry International+          900           24
Kroll-O'Gara Co.+                1,300           10
Kronos, Inc.+                      500           16
Labor Ready, Inc.+               2,000           18
Lamar Advertising Co.+           1,800           79
LandAmerica Financial Group, Inc.  800           14
Landmark Systems Corp.+          1,500            9
Lante Corp.+                       900           19
Lason, Inc.+                     1,100            5
Learning Tree International,
  Inc.+                            500           24
Legato Systems, Inc.+            2,200           28
LHS Group, Inc.+                 1,500           60
Liberate Technologies+           2,400           94
Lifeminders.com, Inc.+             600           27
Lightspan, Inc.+                 1,500           12
Loislaw.com, Inc.+                 800            5
Looksmart Ltd.+                  2,200           53
Luminant Worldwide Corp.+          800            7
Lycos, Inc.+                     3,000          140
Macrovision Corp.+               1,200           59
Manhattan Associates, Inc.+        600           14
Manpower, Inc.                   2,000           71
Manugistics Group, Inc.+           700           30
Mapinfo Corp.+                     750           22
MapQuest.com, Inc.+                800           15
MarchFirst, Inc.+                3,816           81
Marimba, Inc.+                     500           10
Marketwatch.com, Inc.+             400            6
MAXIMUS, Inc.+                     500           12
Maxygen, Inc.+                     800           33
Mechanical Technology, Inc.+     1,800           32
Media Arts Group, Inc.+            900            4
Mediaplex, Inc.+                   800           41
Medical Manager Corp.+             887           28
MedicaLogic, Inc.+               1,200           14
Medscape, Inc.+                  2,000            7
MemberWorks, Inc.+                 500           16
Mentor Corp.                     1,000           18

                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
Mentor Graphics Corp.+           1,600   $       21
Mercator Software, Inc.+           700           26
Mercury Computer Systems, Inc.+    600           23
Mercury Interactive Corp.+       2,000          180
META Group, Inc.+                1,100           25
Metacreations Corp.+               900           10
Metamor Worldwide, Inc.+           800           16
Metasolv Software, Inc.+           800           27
Metricom, Inc.+                    700           20
Metris Cos., Inc.                1,000           38
Miami Computer Supply Corp.+       500           10
MicroStrategy, Inc.+               700           18
Microvision, Inc.+                 400           13
Mission Critical Software, Inc.+   400           14
Modis Professional Services,
  Inc.+                          2,400           18
Multex.com, Inc.+                  700           14
Mypoints.com, Inc.+              1,300           23
National Data Corp.                900           25
National Instruments+            1,350           66
National Processing, Inc.+       1,500           16
National Service Industries,
  Inc.                           1,000           22
NationsRent, Inc.+               1,800            9
Natural MicroSystems Corp.+        500           33
Navigant Consulting Co.+         2,000           20
NBC Internet, Inc.+                400            9
NCO Group, Inc.+                   761           26
Neff Corp.+                      1,200            5
Neoforma.com, Inc.+              1,900           13
Neon Systems, Inc.+                700           15
Net Perceptions, Inc.+             900           17
Netcentives, Inc.+               1,100           11
NETIQ Corp.+                       500           18
Netobjects, Inc.+                  800           11
Netratings, Inc.+                  900           24
Netscout Systems, Inc.+          1,000           15
Netsolve, Inc.+                    600           18
Network Associates, Inc.+        3,700           94
Network Peripherals, Inc.+         600           17
Neurocrine Biosciences, Inc.+    1,400           30
New England Business
 Service, Inc.                     800           13
New Era of Networks, Inc.+         800           25
NOVA Corp.+                      2,000           63
NYFIX, Inc.+                       750           20
Oak Technology, Inc.+            1,300           18
Official Payments Corp.+           800            4
Ogden Corp.                      1,600           16
Omnicom Group, Inc.              4,800          437

                                Number      Value
                              of Shares     (000s)
                             ---------   -----------
On Assignment, Inc.+             1,000   $       31
Ondisplay, Inc.+                   500           28
OneMain.com, Inc.+                 900            6
Onyx Software Corp.+             1,400           30
Open Market, Inc.+               1,000           10
Orbital Sciences Corp.+          1,000           13
Organic, Inc.+                   1,900           29
Packeteer, Inc.+                   700           16
Parametric Technology Corp.+     7,300           60
PAXAR Corp.+                     1,800           18
Paychex, Inc.                    6,600          347
Pc-Tel, Inc.+                      500           17
Peapod, Inc.+                    1,400            4
Pegasus Systems, Inc.+             900           16
Pegasystems, Inc.+               1,000            9
PeopleSoft, Inc.+                7,100           99
Peregrine Systems, Inc.+         2,700           65
Performance Food Group Co.+        700           18
Perot Systems Corp.+             2,400           39
Persistence Software, Inc.+        700           11
Pervasive Software, Inc.+        1,000            7
Pfsweb, Inc.+                      600            7
Phoenix Technologies Ltd.+         800           16
Pilot Network Services, Inc.+      400            7
Pittston Brink's Group           1,200           20
Pivotal Corp.+                     600           19
Pixar, Inc.+                     1,200           45
Policy Management Systems Corp.+ 1,600           21
Polycom, Inc.+                     900           71
Pomeroy Computer
 Resources, Inc.+                1,100           18
Portal Software, Inc.+           4,200          193
Pre-Paid Legal Services, Inc.+     500           16
Predictive Systems, Inc.+          500           24
Preview Systems, Inc.+             400            6
Priceline.com, Inc.+             3,900          247
Primark Corp.+                     700           19
Primus Knowledge Solution, Inc.+   400           15
Priority Healthcare Corp.,
  Class B+                         600           33
ProBusiness Services, Inc.+        700           18
Prodigy Communications Corp.+    1,500           17
Profit Recovery Group
  International, Inc.+           1,200           21
Progress Software Corp.+         1,000           20
Project Software & Development,
  Inc.+                            600           18
Protein Design Labs, Inc.+         800           81
Proxicom, Inc.+                  1,400           48
Proxim, Inc.+                      400           31
PSINet, Inc.+                    4,062           94

SCHWAB TOTAL STOCK MARKET INDEX FUND(TM)
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                               Number        Value
                              of Shares     (000s)
                              ---------  -----------
Puma Technology, Inc.+           1,000   $       31
PurchasePro.com, Inc.+             750           23
Qlogic Corp.+                    1,900          191
QRS Corp.+                         350           12
Quest Education Corp.+           1,400           13
Quest Software, Inc.+            2,100           79
Quintus Corp.+                     900            9
Quixote Corp.                      800           11
R. H. Donnelley Corp.+           1,000           20
Radiant Systems, Inc.+             600           11
RadiSys Corp.+                     500           21
Rainmaker Systems, Inc.+         1,600            7
Ramp Networks, Inc.+               800           16
RAVISENT Technologies, Inc.+       900            6
Razorfish, Inc.+                 2,224           42
RealNetworks, Inc.+              4,100          195
Red Hat, Inc.+                   3,900           98
Redback Networks, Inc.+          2,300          183
Remedy Corp.+                      700           37
RemedyTemp, Inc.+                  900           18
Retek, Inc.+                     1,200           26
Reynolds & Reynolds Co.,
 Class A                         1,800           43
Ritchie Bros. Auctioneers, Inc.+   300            7
Robert Half International,
 Inc.+                           2,300          141
Romac International, Inc.+       1,600           17
RSA Security, Inc.+              1,000           59
Rural Cellular Corp., Class A.+    300           22
Rural/Metro Corp.+               1,100            2
S3, Inc.+                        1,900           27
Safety-Kleen, Corp.+             2,100            2
SAGA Systems, Inc.+                800           15
Sanchez Computer
 Associates, Inc.+                 600           12
Sandisk Corp.+                   1,800          165
The Santa Cruz Operation, Inc.+  1,400            8
Sapient Corp.+                   1,500          119
Savvis Communications Corp.+     2,500           35
Scient Corp.+                    1,800           97
Sciquest.com, Inc.+                800           10
SDL, Inc.+                       2,000          390
Seachange International, Inc.+     550           17
SEACOR SMIT, Inc.+                 500           31
SEI Investments Co.                500           60
Sequenom, Inc.+                    600           15
Serena Software, Inc.+             900           20
The Service Master Co.           8,200          112
Shared Medical Systems Corp.       700           29
ShopNow.com, Inc.+               1,300            8
Siebel Systems, Inc.+            5,200          639

                               Number         Value
                             of Shares       (000s)
                             ---------   -----------
Silverstream Software, Inc.+       500       $   20
Simione Central Holdings, Inc.+    119            0
Sirius Satellite Radio, Inc.+      700           28
SITEL Corp.+                     2,800           19
SoftNet Systems, Inc.+             900           14
Software.com, Inc.+              1,100           89
Sonic Foundry, Inc.+               200            9
SonicWall, Inc.+                   600           36
Spartech Corp.                     700           24
SportsLine USA, Inc.+              600           12
Spyglass, Inc.+                    800           42
StaffMark, Inc.+                 1,600           11
Standard Register Co.            1,100           14
StarMedia Network, Inc.+         1,500           33
StarTek, Inc.+                     400           21
Stericycle, Inc.+                1,100           23
Strayer Education, Inc.            700           14
Structural Dynamics Research
  Corp.+                         1,400           19
Sungard Data Systems, Inc.+      3,300          114
Sycamore Networks, Inc.+         6,500          510
Sykes Enterprises, Inc.+         1,100           22
Sylvan Learning Systems, Inc.+   1,100           17
Symantec Corp.+                  1,500           94
Symyx Technologies, Inc.+          800           27
Synopsys, Inc.+                  1,900           80
Syntel, Inc.+                    1,500           17
Talk City, Inc.+                   500            2
Tanning Technology Corp.+          600           11
Technology Solutions Co.+        1,500           10
Teledyne Technologies, Inc.+       857           15
TeleSpectrum Worldwide, Inc.+    2,100           10
Teletech Holdings, Inc.+         1,600           52
TenFold Corp.+                     900           23
Tetra Technology, Inc.+          1,125           27
Texas Biotech Corp.+             1,100           13
Thermo Cardiosystems, Inc.+      1,600           18
TheStreet.com, Inc.+               800            5
TIBCO Software, Inc.+            5,000          445
Ticketmaster Online-CitySearch,
  Inc.+                            900           18
TMP Worldwide, Inc.+             2,200          144
Track Data Corp.+                1,900            4
Transaction Systems Architects,
  Inc.+                            900           15
True North Communications, Inc.  1,200           49
Tularik, Inc.+                   1,300           37
Tyco International Ltd.            500           23
Ubid, Inc.+                        640           12
Unify Corp.+                       800           10
Universal Electronics, Inc.+     1,000           21

                               Number       Value
                              of Shares     (000s)
                              ---------  -----------
UNOVA, Inc.+                     1,300   $       18
URS Corp.+                         900           11
Usinternetworking, Inc.+         2,400           60
Va Linux Systems, Inc.+          1,100           46
Ventiv Health, Inc.+             1,633           17
Verio, Inc.+                     2,000           75
VeriSign, Inc.+                  2,800          390
VERITAS Software Corp.+         10,575        1,134
Verity, Inc.+                      800           26
Vertel Corp.+                      600           10
VerticalNet, Inc.+               1,800           97
Via Net.Works, Inc.+             2,700           54
Viad Corp.                       2,400           61
The viaLink Co.+                   400            8
Viant Corp.+                     1,000           23
Vignette Corp.+                  4,800          231
Vitesse Semiconductor Corp.+     4,200          286
Vixel Corp.+                       600            4
The Wackenhut Corp.+             1,000           13
Wackenhut Corrections Corp.      1,500           12
Wallace Computer Services, Inc.  1,100           12
Waste Management, Inc.          16,700          265
WatchGuard Technologies, Inc.+     600           29
Wave Systems Corp.+                900           17
Web Trends Corp.+                  600           20
Webmethods, Inc.+                1,000           90
Westaff, Inc.+                   1,400           10
Wind River Systems, Inc.+        1,460           62
Wireless Facilities, Inc.+       1,000           58
Witness Systems, Inc.+             500            7
WorldGate Communications, Inc.+    500           12
Xpedior, Inc.+                   1,100           18
Xybernaut Corp.+                 1,000           10
Yahoo!, Inc.+                   14,432        1,880
York Research Corp.+             1,100            2
Young & Rubicam, Inc.            1,900          106
Zamba Corp.+                     2,000           13
ZAP.com, Corp.+                     32            0
ZapMe! Corp.+                    1,800            7
Zixit Corp.+                       400           15
                                         ----------
                                             33,903
                                         ----------

CHEMICAL -- 1.7%
A. Schulman                        700            9
Aceto Corp.                        500            5
Advanced Technical Products,
 Inc.+                             400            2

                              Number        Value
                             of Shares      (000s)
                             ---------   -----------
AEP Industries, Inc.+              400   $        8
Air Products & Chemicals, Inc.   6,000          186
Airgas, Inc.+                    1,900           11
Albemarle Corp.                  1,100           23
Amcol International Corp.          600           10
Arch Chemicals, Inc.               700           14
Bio-Rad Laboratories, Inc.,
  Class A+                         500           13
Brady Corp., Class A               500           15
Cabot Corp.                      1,700           46
Calgon Carbon Corp.                500            3
Cambrex Corp.                      700           29
Celgene Corp.+                   3,000          141
Chemfab Corp.+                     700           10
Chemfirst, Inc.                    500           10
Chromatics Color Sciences+       1,300            7
CK Witco Corp.+                  2,624           31
Dexter Corp.                       700           38
Dow Chemical Co.                 5,800          655
E. I. du Pont de Nemours & Co.  27,795        1,319
Eastman Chemical Co.             2,200          115
Enzon, Inc.+                     1,000           37
Ferro Corp.                        700           16
Foamex International, Inc.         400            2
Fuller                             400           15
Geon Co.                           400            9
Georgia Gulf Corp.                 800           19
Great Lakes Chemical Corp.       1,700           46
Gum Tech International, Inc.+      400            4
Hawkins Chemical, Inc.           1,300           10
Hercules, Inc.                   2,800           44
International Specialty
  Products, Inc.+                1,400            8
Lilly Industries, Inc., Class A    800            9
Liqui-Box Corp.                    200            9
Lubrizol Corp.                   1,400           36
Lyondell Petrochemical Corp.     2,900           53
M. A. Hanna Co.                    900           10
Macdermid, Inc.                    800           19
Mace Security
  International, Inc.+             400            1
McWhorter Technologies, Inc.+      400            6
Millennium Chemicals, Inc.       1,500           30
Minnesota Mining &
  Manufacturing Co.             10,400          900
NCH Corp.                          300           13
Oil-Dri Corp. of America           400            3
Olin Corp.                         900           16

SCHWAB TOTAL STOCK MARKET INDEX FUND(TM)
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
OM Group, Inc.                     700      $    32
Omnova Solutions, Inc.           1,000            6
Oxigene, Inc.+                     900           13
Pharmacia Corp.                 33,616        1,679
PPG Industries, Inc.             5,300          288
Praxair, Inc.                    4,200          187
Quaker Chemical Corp.              400            7
Rogers Corp.                       400           27
Rohm & Haas Co.                  6,253          223
Rollins, Inc.                      800           11
RPM, Inc.                        2,400           24
Sequa Corp., Class A+              300           15
Sigma-Aldrich Corp.              2,700           79
Solutia, Inc.                    2,800           38
Stepan Co.                         200            4
SurModics, Inc.+                   400           10
Techne Corp.+                      500           35
Tredegar Industries, Inc.          800           21
Trex Co., Inc.+                    500           20
Tuscarora Plastics, Inc.           400            5
Twinlab Corp.+                     900            7
Union Carbide Corp.              3,400          201
Valspar Corp.                    1,100           40
Ventro Corp.+                    1,200           33
W.R. Grace & Co.+                1,800           23
WD-40 Co.                          400            8
Wellman, Inc.                      900           19
Xceed, Inc.+                       500            7
Zoltek Cos., Inc.+                 600            5
                                         ----------
                                              7,082
                                         ----------
CONSTRUCTION -- 0.5%
4Front Technologies, Inc.+       1,400           25
Apogee Enterprises, Inc.         1,000            4
Armstrong Holdings, Inc.+        1,000           20
Cameron Ashley Building
  Products+                      1,000           18
Carbo Ceramics, Inc.               500           17
Centex Construction Products,
  Inc.                             500           16
Centex Corp.                     1,500           36
Clayton Homes, Inc.              3,500           33
CoorsTek, Inc.+                    250           11
Craftmade International, Inc.    1,200            6
Crossmann Communities, Inc.+       700           11
D.R. Horton, Inc.                1,600           21
DAL-Tile International, Inc.+    1,300           13
Dayton Superior Corp., Class A+    800           20
Dycom Industries, Inc.+          1,100           57

                               Number       Value
                             of Shares      (000s)
                             ---------   -----------
Elcor Corp.                        450       $   14
Florida Rock Industries, Inc.      500           16
Fluor Corp.                      2,000           67
Granite Construction, Inc.         700           17
Huttig Building Products, Inc.+    311            1
Insituform Technologies, Inc.,
  Class A+                         800           27
Integrated Electrical Services,
  Inc.+                          1,100            5
Interface, Inc.                  1,200            4
Johns Manville Corp.             3,800           40
Justin Industries, Inc.            900           16
Kaufman & Broad Home Corp.       1,100           21
Lafarge Corp.                    1,700           43
Lennar Corp.                     1,500           28
Martin Marietta Materials, Inc.  1,300           69
Masco Corp.                     12,200          274
Morrison Knudsen Corp.+          1,500           14
NCI Building Systems, Inc.+        400            8
NVR, Inc.+                         500           31
Owens Corning                    1,500           27
Palm Harbor Homes, Inc.+           700           12
Performance Technologies, Inc.+    600           21
Photon Dynamics, Inc.+             200           15
Puerto Rican Cement Co., Inc.      400           12
Pulte Corp.                      1,000           22
Quanta Services, Inc.+           1,400           65
The Ryland Group, Inc.             200            4
Sawtek, Inc.+                    1,200           57
SBA Communications Corp.+          700           28
Sherwin-Williams Co.             4,400          109
Simpson Manufacturing, Inc.+       300           14
Socket Communications, Inc.+       300            5
Southdown, Inc.                  1,000           58
Specialty Equipment Cos., Inc.+    700           14
The Stanley Works                2,300           68
Stone & Webster, Inc.              700            9
Texas Industries, Inc.             500           16
Toll Brothers, Inc.+             1,800           39
U.S. Home Corp.+                   500           18
U.S. Plastic Lumber Corp.+       1,700            7
United Dominion Industries Ltd.  1,000           17
USG Corp.                        1,400           58
Vulcan Materials Co.             2,800          123
Walter Industries, Inc.          1,300           14
Webb Del Corp.+                    600            9
Wesco International, Inc.+       1,700           16
West Teleservices Corp.+         1,700           36
Westell Technologies, Inc.+      1,760           50

                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
Yankee Candle Co., Inc.+         1,500   $       27
                                         ----------
                                              1,973
                                         ----------
CONSUMER - DURABLE -- 0.2%
Black & Decker Corp.             2,400          101
Champion Enterprises, Inc.+      2,200           15
Chromcraft Revington, Inc.+        800           10
Coachmen Industries, Inc.          700           11
Compx International, Inc.          800           16
Ethan Allen Interiors, Inc.      1,000           27
Flexsteel Industries, Inc.         600            8
Furniture Brands International,
  Inc.+                          1,100           21
Genlyte Group, Inc.+               600           12
Haverty Furniture Cos., Inc.       800            9
Helen of Troy Ltd.+              1,100            7
Hillenbrand Industries, Inc.     1,700           51
Kimball International, Inc.,
  Class B                        2,100           29
La-Z-Boy, Inc.                   1,400           22
Leggett & Platt, Inc.            5,200          111
Linens 'N Things, Inc.+            900           28
Maytag Corp.                     2,200           76
Mikasa, Inc.                       700            7
Mohawk Industries, Inc.+         1,500           37
National Presto Industries, Inc.   400           14
Rent-A-Center, Inc.+             1,000           20
Restoration Hardware, Inc.+      1,700            7
Salton, Inc.+                      400           17
Select Comfort Corp.+            1,100            5
Shaw Industries, Inc.            3,625           57
SLI, Inc.                        1,100           16
Sturm, Ruger & Co., Inc.         1,100           11
Sunbeam Corp.+                     681            2
Thomas Industries, Inc.            700           14
Toro Co.                           400           12
Virco Mfg. Corp.                   880            9
Water Pik Technologies, Inc.+      195            1
Whirlpool Corp.                  1,900          124
Windmere Durable Holdings,
 Inc.+                           1,100           18
                                         ----------
                                                925
                                         ----------

CONSUMER - NONDURABLE -- 0.9%
The 3DO Co.+                     1,400            9
A.T. Cross Co., Class A+         1,000            5
Acclaim Entertainment, Inc.+     2,100            6
Action Performance Cos., Inc.+     900            8
American Greetings Corp.,
  Class A                        1,700           31
Applebee's International, Inc.     700           25

                               Number       Value
                              of Shares     (000s)
                             ---------   -----------
barnesandnoble.com, Inc.+        1,600       $   17
Boyd Gaming Corp.+               2,800           14
Boyds Collection Ltd.+           2,200           14
Brinker International, Inc.+     1,800           57
Buca, Inc.+                      1,100           17
Buffets, Inc.+                   1,700           17
Catalina Marketing Corp.+          500           51
Cbrl Group, Inc.                 1,600           22
Cdnow, Inc.+                     1,000            4
CEC Entertainment, Inc.+           650           19
Cedar Fair LP                    1,400           27
Championship Auto Racing Teams,
  Inc.+                            700           14
Cheesecake Factory+                500           20
CKE Restaurants, Inc.            2,100            8
Consolidated Products, Inc.+     1,580           14
Cytyc Corp.+                     1,600           72
Darden Restaurants, Inc.         3,300           61
Dave and Buster's, Inc.+         1,700           13
Department 56, Inc.+             1,100           10
Dover Downs Entertainment, Inc.  1,400           17
Electronic Arts, Inc.+           1,700          103
Factory 2-U Stores, Inc.+          600           20
Fastenal Co.                     1,100           64
The First Years, Inc.            1,500           13
Fortune Brands, Inc.             4,300          108
Fossil, Inc.+                    1,650           34
Garden Fresh Restaurant Corp.+     900           10
Handleman Co.+                   1,400           17
Harcourt General, Inc.           1,900           71
Hasbro, Inc.                     4,800           77
Hollywood.com, Inc.+               800           11
IHOP Corp.+                      1,000           16
International Game Technology+   2,100           51
International Speedway Corp.,
  Class A                        1,345           58
Isle of Capris Casinos, Inc.+    1,100           15
Jack in the Box, Inc.+             900           22
JAKKS Pacific, Inc.+               800           15
Jostens, Inc.                      800           20
Lancaster Colony Corp.           1,000           26
Landry's Seafood Restaurants,
  Inc.+                          1,300           11
Lone Star Steakhouse & Saloon,
  Inc.+                          1,400           17
Luby's Cafeterias, Inc.            900            8
The Marcus Corp.                 1,500           16
Marvel Enterprises, Inc.+        1,500            7
Mattel, Inc.                    11,000          135
McDonald's Corp.                36,400        1,388
Mck Communications, Inc.+          600           19

SCHWAB TOTAL STOCK MARKET INDEX FUND(TM)
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
Midway Games, Inc.+              1,500   $       10
Movado Group, Inc.                 700            6
MP3.com, Inc.+                   1,700           12
Musicland Stores Corp.+          1,600           12
Newell Rubbermaid, Inc.          7,700          194
NPC International, Inc.+         1,100           11
On Command Corp.+                  900           19
Oneida Ltd.                        700           13
Outback Steakhouse, Inc.+        1,900           62
Papa John's International, Inc.+   700           19
RARE Hospitality International
  Inc.+                            700           22
Regis Corp.                      1,000           12
Riviana Foods, Inc.                900           14
Ruby Tuesday, Inc.               1,800           38
Russ Berrie & Co., Inc.          1,000           19
Ryan's Family Steak Houses,
  Inc.+                          1,500           15
SCP Pool Corp.+                    600           22
Sonic Corp.+                       500           14
Sotheby's Holdings, Inc.,
  Class A                        1,600           27
Starbucks Corp.+                 4,900          148
Stewart Enterprises, Inc., Class A 500            2
Student Advantage, Inc.+         1,100            6
Taco Cabana, Inc., Class A+      1,500            9
The Topps Co., Inc.+             1,700           15
Trans World Entertainment Corp.+ 1,500           16
Triarc Cos., Inc.+                 700           14
Tricon Global Restaurants, Inc.+ 4,000          137
Tupperware Corp.                 1,400           26
Wendy's International, Inc.      3,000           67
                                         ----------
                                              3,905
                                         ----------
CONTAINERS -- 0.1%
ACX Technologies, Inc.+          1,000            4
Ball Corp.                         700           22
Bemis Co., Inc.                  1,300           48
Crown Cork & Seal Co., Inc.      3,400           55
Gaylord Container Corp.+         2,500           13
Greif Brothers Corp., Class A      500           16
Mobile Mini, Inc.+                 600           13
Owens-Illinois, Inc.+            4,000           54
Packaging Corp. of America+      2,700           32
Pactiv Corp.+                    4,300           35
Sealed Air Corp.+                2,300          128
Silgan Holdings, Inc.+             900           12
Sonoco Products                  2,600           54
U.S. Can Corp.+                    600           11
                                         ----------
                                                497
                                         ----------
                              Number        Value
                             of Shares      (000s)
                             ---------   -----------
ELECTRONICS -- 12.1%
3Dfx Interactive, Inc.+          1,300      $    13
Acxiom Corp.+                    2,200           59
Adaptive Broadband Corp.+        1,000           33
ADC Telecommunications, Inc.+    8,000          486
Adelphia Business Solutions, Inc.+ 900           32
Adelphia Communications Corp.,
  Class A+                       3,001          149
Advanced Fibre Communications,
  Inc.+                          2,000           91
Advanced Micro Devices, Inc.+    4,100          360
Advanced Radio Telecom Corp.+    1,000           17
Airnet Communications Corp.+       500            9
Alamosa PCS Holdings, Inc.+      1,400           40
Allen Telecom, Inc.+             1,500           27
Alliant Techsystems, Inc.+         500           35
Alpha Industries, Inc.+          1,000           52
Altera Corp.+                    5,500          562
American Power Conversion Corp.+ 4,900          173
American Xtal Technology, Inc.+    400           10
Amkor Technology, Inc.+          3,100          190
Amphenol Corp.+                    800           51
Anadigics, Inc.+                   750           56
Analog Devices, Inc.+            9,200          707
Ancor Communications, Inc.+        800           24
Andrew Corp.+                    2,000           59
Anixter International, Inc.+       900           30
ANTEC Corp.+                       900           48
Applied Materials, Inc.+        20,949        2,133
Arguss Holdings, Inc.+           1,100           24
Arrow Electronics, Inc.+         2,400          105
Artisan Components, Inc.+        1,100           11
Aspect Communications Corp.+     1,700           60
Asyst Technologies, Inc.+          600           32
Atmel Corp.+                     5,700          279
Atmi, Inc.+                        700           27
Audiovox Corp., Class A+           600           21
Avanex Corp.+                      200           24
Avid Technology, Inc.+             800           11
Avnet, Inc.                      1,546          122
AVT Corp.+                       1,400           15
AVX Corp.                        2,200          214
Aware, Inc.+                       500           20
Bel Fuse, Inc., Class A+           700           12
Bel Fuse, Inc., Class B            500            9
Belden, Inc.                       800           24
Bell Industries, Inc.              600            2
Benchmark Electronics, Inc.+       700           28
Boston Acoustics, Inc.             800            8
Broadcom Corp., Class A+         3,100          534

                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
Brooks Automation, Inc.+           300    $      27
Burr Brown Corp.+                1,450           99
C&D Technologies, Inc.             500           32
C-Cor Electronics, Inc.+           800           31
Cable Design Technologies Corp.+   600           21
Cadence Design Systems, Inc.+    6,200          104
Caliper Technologies Corp.+        500           19
Caprock Communications Corp.+      900           30
CCC Information Services Group,
  Inc.+                          1,100           15
CIENA Corp.+                     3,800          470
Cirrus Logic, Inc.+              1,500           25
CMGI, Inc.+                      7,118          507
Cobalt Networks, Inc.+             700           22
Coherent, Inc.+                    800           46
Cohu, Inc.                         600           23
CommScope, Inc.+                 1,400           67
Computer Network Technology Corp.+ 700           11
Concentric Network Corp.+        1,100           48
Concord Communications, Inc.+      500           14
Conexant Systems, Inc.+          5,696          341
Cox Radio, Inc., Class A+          300           22
Cree Research, Inc.+               800          116
CTS Corp.                          800           50
Cyberonics, Inc.+                1,200           24
Cypress Semiconductor Corp.+     2,800          145
Dallas Semiconductor Corp.       1,400           60
Data Broadcasting Corp.+         1,500            7
Digital Microwave Corp.+         1,700           63
Dionex+                            500           18
DSP Group, Inc.+                   600           43
Dupont Photomasks, Inc.+           500           28
E-tek Dynamics, Inc.+            1,800          369
e.spire Communications, Inc.+    1,600            8
Electro Rent Corp.+              1,100           12
Electro Scientific Industries,
  Inc.+                            600           38
Electroglas, Inc.+                 500           19
Electronics Boutique Holdings
  Corp.+                           800           13
Electronics for Imaging, Inc.+   1,500           78
Emcore Corp.+                      300           26
Emulex Corp.+                    1,000           45
ESS Technology, Inc.+            1,000           13
Exar Corp.+                        450           36
Exide Corp.                      1,700           16
FEI Co.+                           700           16
FSI International, Inc.+         1,300           19
FVC.COM, Inc.+                   1,200            7
Gadzoox Networks, Inc.+            600           22

                              Number      Value
                             of Shares     (000s)
                             ---------   -----------
Gasonics International Corp.+    1,100      $    36
General Cable Corp.              1,700           13
General Semiconductor, Inc.+       800           16
Genrad, Inc.+                    1,000            7
Gentex Corp.+                    1,900           61
Gerber Scientific, Inc.            800           11
Getty Images, Inc.+              1,000           30
Glenayre Technologies, Inc.+     1,500           20
Globespan, Inc.+                 1,500          143
Hadco Corp.+                       400           33
Harman International Industries,
  Inc.                             400           26
Harmonic, Inc.+                    800           59
Harris Corp.                     1,800           58
Hearst-Argyle Television, Inc.+  1,300           28
HI/Fn, Inc.+                       300           10
Hollywood Entertainment Corp.+   2,000           14
Hutchinson Technology, Inc.+       800           10
IMRglobal Corp.+                 1,100           14
Intel Corp.                     89,516       11,352
Intermagnetics General Corp.+    1,800           22
International Rectifier Corp.+   1,500           74
ITT Industries, Inc.             2,600           82
JDS Uniphase Corp.+             16,084        1,668
JNI Corp.+                         600           24
Kemet Corp.+                     1,100           82
Kent Electronics Corp.+            600           18
KLA-Tencor Corp.+                4,900          367
Kopin Corp.+                       800           62
Kulicke & Soffa Industries, Inc.+  700           55
L-3 Communications Holdings, Inc.+ 900           48
Lam Research Corp.+              3,200          147
Linear Technology Corp.          8,300          474
Littelfuse, Inc.+                  500           18
Loral Space & Communications
  Corp.+                         6,100           60
LSI Logic Corp.+                 8,000          500
Lucent Technologies, Inc.       87,023        5,412
Macromedia, Inc.+                1,300          113
Mattson Technology, Inc.+        1,100           54
Maxim Integrated Products, Inc.+ 7,400          480
MEMC Electronic Materials, Inc.+ 1,600           28
Mestek, Inc.+                      700           13
Methode Electronics, Inc., Class A 900           38
Metro Information Services, Inc.+  700           10
Metromedia Fiber Network, Inc.,
  Class A+                      11,310          349
MGC Communications, Inc.+          700           34
Micron Technology, Inc.+         7,500        1,044

SCHWAB TOTAL STOCK MARKET INDEX FUND(TM)
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
Microsemi Corp.+                 1,500   $       44
MKS Instruments, Inc.+             600           28
MMC Networks, Inc.+                800           21
Molex, Inc.                      5,625          309
Motorola, Inc.                  19,385        2,308
MRV Communications, Inc.+        1,100           76
Nanogen, Inc.+                     500           12
National Semiconductor Corp.+    5,200          316
NeoMagic Corp.+                  1,300            4
Netopia, Inc.+                     600           25
NetOptix Corp.+                    300           53
Netro Corp.+                     1,200           52
Network Solutions, Inc.+         2,400          355
Newport Corp.                      200           24
Nextel Communications, Inc.,
  Class A+                       9,900        1,083
Nortel Networks Corp.            1,428          162
Novoste Corp.+                     900           37
Nvidia Corp.+                      800           71
Objective Systems Integrators,
  Inc.+                            900           13
P-Com, Inc.+                     1,700           18
Parkervision, Inc.+                400            9
Paxson Communications Corp.+     1,900           16
PE Corp.-Celera Genomics Group+  1,300          107
PE Corp.-PE Biosystems Group     5,900          354
Peerless Systems Corp.+          1,600            5
PerkinElmer, Inc.                3,100          170
Pinnacle Systems, Inc.+          1,200           29
Pioneer - Standard Electronics,
  Inc.                           1,100           17
Plantronics, Inc.+                 500           44
Plexus Corp.+                      500           38
PLX Technology, Inc.+              800           26
Powell Industries, Inc.+         2,000           18
Power Intergrations, Inc.+         600           14
Power-One, Inc.+                   600           41
Powerwave Technologies, Inc.+      500          104
PRI Automation, Inc.+              500           40
QUALCOMM, Inc.+                 20,000        2,169
Quantum Effect Devices, Inc.+      600           35
QuickLogic Corp.+                  400           12
Rambus, Inc.+                      600          138
Rational Software Corp.+         2,300          196
Rayovac Corp.+                     800           17
Remec, Inc.+                     1,000           38
RF Micro Devices, Inc.+          2,100          219
Rofin-Sinar Technologies, Inc.+  1,400           16
Sanmina Corp.+                   3,400          204
SCI Systems, Inc.+               3,800          202

                               Number        Value
                             of Shares       (000s)
                             ---------   -----------
Scientific-Atlanta, Inc.         4,600   $      299
Semitool, Inc.+                    600           12
Semtech Corp.+                     800           55
Sensormatic Electronics Corp.+   2,000           33
Silicon Storage Technology, Inc.+  600           59
Silicon Valley Group, Inc.+      1,000           29
Siliconix, Inc.+                   800           66
Snyder Communications, Inc.+     1,700           40
Solectron Corp.+                15,820          741
SpeedFam-IPEC, Inc.+               900           14
STAR Telecommunications, Inc.+   2,100           10
Superconductor Technologies+       300            7
Superior Telecommunications,
  Inc.                           1,124           14
Symbol Technologies, Inc.        3,375          188
SymmetriCom, Inc.+               1,400           17
Technitrol, Inc.                   500           34
Tekelec, Inc.+                   1,400           49
Tektronix, Inc.                  1,400           81
Telaxis Communications Corp.+      400           10
TeleCorp PCS, Inc.+              2,200           98
Tellabs, Inc.+                  10,700          586
Teradyne, Inc.+                  5,000          550
Terayon Communication Systems,
  Inc.+                            800           74
Tessco Technologies, Inc.+         700           15
Texas Instruments, Inc.         21,551        3,510
Therma-Wave, Inc.+                 500           14
Thermo Electron Corp.+           4,700           91
Thermoquest Corp.+               1,300           22
Thomas & Betts Corp.             1,400           43
THQ, Inc.+                         800           12
Three-Five Systems, Inc.+        1,466          128
Tollgrade Communications, Inc.+    400           26
TranSwitch Corp.+                1,000           88
Triquint Semiconductor, Inc.+    1,000          103
Truetime, Inc.+                    400            2
Tweeter Home Entertainment
  Group, Inc.+                     600           22
Unitil Corp.                       600           17
Univision Communications, Inc.+  2,600          284
Valence Technology, Inc.+          900           14
Varian, Inc.+                    1,300           47
Varian Medical Systems, Inc.+      700           28
Varian Semiconductor Equipment+    800           54
Viasat, Inc.+                      200            9
Vicor Corp.+                       900           23
Virata Corp.+                      500           63
Vishay Intertechnology, Inc.+    2,200          185

                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
VISX, Inc.+                      1,500   $       24
Waters Corp.+                    1,600          152
Western Digital Corp.+           3,300           23
Western Wireless Corp., Class A+ 1,800           89
Wink Communications, Inc.+         800           16
Xilinx, Inc.+                    8,600          630
Youthstream Media Networks, Inc.+  800            5
Zoran Corp.+                       300           15
                                         ----------
                                             51,619
                                         ----------
ENERGY - RAW MATERIALS -- 1.2%
Anadarko Petroleum Corp.         3,600          156
Apache Corp.                     3,100          150
Arch Coal, Inc.                    900            5
Atwood Oceanics, Inc.+             500           30
Baker Hughes, Inc.               9,400          299
Barrett Resources Corp.+           700           22
Basin Exploration, Inc.+         1,200           17
Berry Petroleum, Class A         1,000           16
BJ Services Co.+                 2,000          141
Buckeye Partners                   700           19
Burlington Resources, Inc.       6,000          236
Cabot Oil & Gas Corp., Class A     900           17
Cooper Cameron Corp.+            1,400          105
Devon Energy Corp.               2,202          106
Dril-Quip, Inc.+                   500           20
Eastern Enterprises                500           30
ENSCO International, Inc.        3,700          123
Enterprise Products
  Partners L.P.                  1,100           23
EOG Resources, Inc.              3,200           80
Evergreen Resources, Inc.+         800           19
Forest Oil Corp.+                1,500           17
Friede Goldman Halter, Inc.+     1,855           11
Global Marine, Inc.+             4,500          108
Halliburton Co.                 11,900          526
Helmerich & Payne, Inc.          1,300           41
IRI International Corp.+           500            4
Key Energy Group, Inc.+          2,000           19
KEY Production Co., Inc.+        1,200           16
Kirby Corp.+                       800           17
Louis Dreyfus Natural Gas Corp.+   900           25
Lynx Therapeutics, Inc.+           300            7
MAXXAM, Inc.+                      400           11
McDermott International, Inc.    1,500           12
Mitchell Energy & Development
 Corp., Class A                  1,300           31

                               Number        Value
                             of Shares       (000s)
                             ---------   -----------
Nabors Industries, Inc.+         3,717   $      147
Newpark Resources, Inc.+         2,200           18
NL Industries, Inc.              1,500           24
Noble Affiliates, Inc.           1,400           50
Noble Drilling Corp.+            3,400          136
Occidental Petroleum Corp.       9,800          210
Offshore Logistics, Inc.+          600            7
Parker Drilling Co.+               500            2
Penn Virginia Corp.                400            7
Plains All American
  Pipeline L.P.                  1,000           17
Plains Resources, Inc.+          1,000           14
Prima Energy Corp.+              1,050           30
R&B Falcon Corp.+                5,100          106
Rowan Cos., Inc.+                2,400           67
Schlumberger Ltd.               14,700        1,125
Sitel Corp.+                       800            5
Smith International+             1,300           99
Southwestern Energy Co.            300            3
Swift Energy Co.+                1,100           22
Tidewater, Inc.                  1,400           42
Titan Exploration, Inc.+           400            2
Tom Brown, Inc.+                   900           17
Trico Marine Services, Inc.+     1,300           10
Unit Corp.+                      1,600           18
USEC, Inc.                       1,900            9
UTI Energy Corp.+                  600           21
Valero Energy Corp.              1,400           41
Varco International, Inc.+       1,600           20
Vastar Resources, Inc.           2,700          218
Weatherford International, Inc.+ 2,900          118
Western Gas Resources, Inc.      2,000           33
                                         ----------
                                              5,097
                                         ----------
FOOD & AGRICULTURE -- 2.3%
Ag-Chem Equipment, Inc.+         1,400           12
Agribrands International, Inc.+    400           15
American Italian Pasta Co.,
  Class A+                         500           12
Andersons, Inc.                  1,500           11
Archer-Daniels Midland Co.      15,815          157
Aurora Foods, Inc.+              1,300            6
Ben & Jerry's Homemade, Class A+   400           17
Bestfoods, Inc.                  7,500          377
Bob Evans Farms, Inc.            2,200           29
Campbell Soup Co.               11,400          296
Celestial Seasonings, Inc.+        400           13
Coca-Cola Bottling Co.             400           20
Coca-Cola Co.                   66,300        3,120

SCHWAB TOTAL STOCK MARKET INDEX FUND(TM)
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
Coca-Cola Enterprises, Inc.     11,700   $      249
ConAgra, Inc.                   13,200          249
Consolidated-Tomoka Land Co.     1,100           13
Corn Products International,
 Inc.                              900           22
CTB International Corp.+         1,600           13
Dean Foods Co.                     900           22
Del Monte Foods Co.+             1,500           13
Delta & Pine Land Co.              900           19
Dole Food Co., Inc.              1,200           21
Dreyer's Grand Ice Cream, Inc.     800           19
Earthgrains Co.                  2,100           30
Embrex, Inc.+                      300            5
Fleming Cos., Inc.               1,300           21
Flowers Industries, Inc.         2,500           38
Fresh Del Monte Produce, Inc.+   1,700           14
General Mills, Inc.              8,100          295
H.J. Heinz Co.                   9,400          320
The Hain Food Group, Inc.+         400           11
Hershey Foods Corp.              3,600          163
Hormel Foods Corp.               3,400           52
IBP, Inc.                        2,500           41
IMC Global, Inc.                 2,900           45
International Home Foods, Inc.+  1,800           26
International Multifoods Corp.     600            8
Interstate Bakeries Corp.        1,700           22
J & J Snack Foods Corp.+           700           11
J.M. Smucker Co., Class A          700           11
Keebler Foods Co.                2,200           69
Kellogg Co.                     11,000          269
Lance, Inc.                      1,200           13
Lindsay Manufacturing Co.          800           14
Marsh Supermarkets, Inc.         1,000           10
Maui Land & Pineapple Co.          800           16
McCormick & Co., Inc.            1,700           53
Michael Foods, Inc.                500           11
Midwest Grain Products, Inc.+    1,500           11
Nabisco Group Holdings Corp.     8,300          107
Nabisco Holdings Corp., Class A  1,400           53
Nash - Finch Co.                 1,800           13
Northland Cranberries            2,300            8
Osteotech, Inc.+                   700            5
The Pepsi Bottling Group, Inc.   4,000           86
PepsiCo, Inc.                   39,100        1,434
Pilgrim's Pride Corp., Class A     300            2
Pilgrim's Pride Corp., Class B   1,400           10
Quaker Oats Co.                  3,500          228
Ralcorp Holdings, Inc.+            700           10
Ralston-Ralston Purina Group     7,600          135

                               Number      Value
                             of Shares     (000s)
                             ---------   -----------
Rexall Sundown, Inc.+            1,600       $   31
Sanderson Farms, Inc.            1,400           10
Sara Lee Corp.                  24,200          363
Schultz SAV O Stores, Inc.       1,100           13
Scotts Co., Class A+               700           25
Smithfield Foods, Inc.+          1,300           28
Suiza Foods Corp.+                 700           27
SUPERVALU, Inc.                  3,687           76
SYSCO Corp.                      8,900          335
Tasty Baking Co.                 1,300           14
Tejon Ranch Co.+                   600           13
Tootsie Roll Industries, Inc.      721           22
Tyson Foods, Inc.                5,700           60
Ultrak, Inc.+                    1,500           14
United Natural Foods, Inc.+      1,300           20
Universal Foods Corp.            1,200           20
Veterinary Centers of America,
  Inc.+                          1,100           15
Vlasic Foods International,
  Inc.+                          2,000            4
Whitman Corp.                    3,700           42
Whole Foods Market, Inc.+          600           26
Wild Oats Markets, Inc.+           650            9
Wm. Wrigley Jr. Co.              3,800          275
Zapata Corp.+                    1,600            6
                                         ----------
                                              9,843
                                         ----------
GOLD -- 0.0%
Battle Mountain Gold Co.+        4,300            9
Bull RUN Corp.+                  1,100            4
Golden Cycle Gold Corp.+           600            3
Homestake Mining Co.             7,000           42
Meridian Gold, Inc.+             2,100           12
Newmont Mining Corp.             4,600          108
                                         ----------
                                                178
                                         ----------
HEALTHCARE / DRUGS & MEDICINE -- 9.3%
Abbott Laboratories             41,205        1,584
Abgenix, Inc.+                   1,000           90
Abiomed, Inc.+                     400           15
Acuson Corp.+                    1,100           14
Advance Paradigm, Inc.+          1,100           14
Aetna, Inc.                      4,200          243
Albany Molecular Research, Inc.+   400           18
Alexion Pharmaceuticals, Inc.+     400           18
Alkermes, Inc.+                    700           37
Allergan, Inc.                   3,600          212
Alliance Pharmaceutical Corp.+   1,100            9
Allscripts, Inc.+                  600           19

                               Number        Value
                              of Shares      (000s)
                              ---------  -----------
Alpharma, Inc., Class A            800   $       31
Alterra Healthcare Corp.+        3,200           10
ALZA Corp.+                      2,700          119
American Home Products Corp.    35,100        1,972
Ameripath, Inc.+                 1,900           15
Amerisource Health Corp.+        1,400           28
Amgen, Inc.+                    27,400        1,534
Amylin Pharmaceuticals, Inc.+    1,200           13
Andrx Corp.+                     1,600           82
Antigenics, Inc.+                  600           10
Apria Healthcare Group, Inc.+    1,200           17
Arrow International, Inc.          500           17
Arthrocare Corp.+                  300           31
Aspect Medical Systems, Inc.+      400           18
Atrix Labs, Inc.+                1,400           14
Aurora Biosciences Corp.+        1,200           43
Avant Immunotherapeutics, Inc.+  1,500           10
Avigen, Inc.+                      300           10
Aviron+                            800           19
Bacou USA, Inc.+                 1,000           20
Barr Laboratories, Inc.+           700           30
Bausch & Lomb, Inc.              1,500           91
Baxter International, Inc.       7,900          514
Beckman Coulter, Inc.              800           52
Becton, Dickinson & Co.          6,700          172
Bergen Brunswig Corp.            3,000           15
Berkshire Bancorp, Inc.            500           16
Bindley Western Industries, Inc. 1,033           18
Bio-Technology General Corp.+    1,200           17
Biocryst Pharmaceuticals, Inc.+    700           17
Biogen, Inc.+                    4,200          247
Biomatrix, Inc.+                   800           15
Biomet, Inc.                     3,100          111
Biopure Corp.+                     500           11
Block Drug Co.                     515           15
Bone Care International, Inc.+   1,400           27
Boston Scientific Corp.+        11,300          299
Bristol-Myers Squibb Co.        53,300        2,795
Brookdale Living Communities+    1,300           17
C.R. Bard, Inc.                  1,400           61
Cardinal Health, Inc.            7,600          418
Caremark Rx, Inc.+               5,300           34
Carter-Wallace, Inc.             1,100           24
Cell Pathways, Inc.+               600           16
Cephalon, Inc.+                    900           51
Cerus Corp.+                       300           11
Chattem, Inc.+                   1,100           14
ChiRex, Inc.+                      800           14

                               Number       Value
                             of Shares      (000s)
                             ---------   -----------
Chiron Corp.+                    4,800      $   217
ChromaVision Medical Systems,
  Inc.+                            800           11
Columbia / HCA Healthcare Corp. 15,000          427
Conmed Corp.+                      500           13
Cooper Cos., Inc.                  600           20
COR Therapeutics, Inc.+          1,100           84
Corixa Corp.+                    1,100           34
CorVel Corp.+                      600           16
Coulter Pharmaceutical, Inc.+      700           13
Covance, Inc.+                   1,300           12
Coventry Health Care, Inc.+      1,700           18
Cubist Pharmaceuticals, Inc.+      500           16
CV Therapeutics, Inc.+             400           16
Cyotgen Corp.+                   1,700           11
D&K Healthcare Resources, Inc.+  1,000            9
Datascope Corp.                    500           17
Dentsply International, Inc.     1,300           38
Diagnostic Products Corp.          600           18
Digene Corp.+                      600           26
drkoop.com, Inc.+                1,200            3
Dura Pharmaceuticals, Inc.+      1,200           16
Duramed Pharmaceuticals, Inc.+   1,900            9
Eclipse Surgical Technologies,
  Inc.+                          1,700            7
Edwards Lifesciences Corp.+      1,500           22
Eli Lilly & Co.                 29,400        2,273
Emisphere Technologies, Inc.+      500           20
Entremed, Inc.+                    500           26
Enzo Biochem, Inc.+                600           24
First Health Group Corp.+        1,300           40
Forest Laboratories, Inc.+       2,200          185
Foundation Health Systems, Inc.+ 3,300           33
GelTex Pharmaceuticals, Inc.+      700           11
Gene Logic, Inc.+                1,300           35
Genentech, Inc.+                 3,200          374
Genome Therapeutics Corp.+         500            9
Genzyme Corp.+                   2,300          112
Genzyme Surgical Products+         996            9
Geron Corp.+                       400           10
Gilead Sciences, Inc.+           1,265           69
Guidant Corp.+                   8,216          471
Guilford Pharmaceuticals, Inc.+    500            9
Haemonetics Corp.+                 700           16
Health Management Associates,
  Inc., Class A+                 6,300          100
Health Management Systems,
  Inc.+                          1,400            5
Healthcare Services Group+       2,500           12
HealthSouth Corp.+              10,300           83
HEICO Corp., Class A             1,000           14

SCHWAB TOTAL STOCK MARKET INDEX FUND(TM)
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
Henry Schein, Inc.+              1,100   $       15
Hologic, Inc.+                   1,400           11
Human Genome Sciences, Inc.+     1,400          107
Humana, Inc.+                    4,400           34
Hyseq, Inc.+                       400           11
ICN Pharmaceuticals, Inc.        2,100           53
IDEC Pharmaceuticals Corp.+      1,100           70
Idexx Laboratories, Inc.+        1,000           26
IGEN International, Inc.+          600           10
Ilex Oncology, Inc.+               500           12
ImClone Systems+                   700           64
Immucore, Inc.+                  1,100           10
Immunex Corp.+                  13,400          528
Immunomedics, Inc.+              1,200           17
Inamed Corp.+                      500           21
Incyte Pharmaceuticals, Inc.+      700           54
Inhale Therapeutic Systems+        500           31
Invacare Corp.                     800           21
Isis Pharmaceuticals, Inc.+      1,000           11
IVAX Corp.+                      4,200          115
Johnson & Johnson               37,430        3,088
Jones Medical Industries, Inc.   1,700           49
King Pharmaceuticals, Inc.+      1,450           72
Laboratory Corp. of America
  Holdings+                      2,300           14
Laser Vision Centers, Inc.+      1,700            7
LCA-vision, Inc.+                1,400            5
LifePoint Hospitals, Inc.+       1,100           19
Ligand Pharmaceuticals, Inc.+    1,300           17
Lincare Holdings, Inc.+          1,400           43
The Liposome Co., Inc.+          1,300           23
Mallinckrodt, Inc.               1,800           48
Manor Care, Inc.+                2,400           29
Maxicare Health Plans, Inc.+     1,400            2
Maxim Pharmaceuticals, Inc.+       900           35
McKesson HBOC, Inc.              7,400          125
Medarex, Inc.+                     900           48
Medicis Pharmaceutical Corp.,
  Class A+                         700           31
Medimmune, Inc.+                 1,800          288
MedQuist, Inc.+                    900           32
Medtronic, Inc.                 32,024        1,663
Merck & Co., Inc.               62,700        4,358
MGI Pharma, Inc.+                  400            9
Mid Atlantic Medical Services,
  Inc.+                          1,600           15
Millennium Pharmaceuticals+      2,342          186
Mine Safety Appliances Co.         300           19
Minimed, Inc.+                     800           98
Molecular Devices Corp.+           200            9
Mylan Laboratories, Inc.         3,400           96

                               Number        Value
                             of Shares       (000s)
                             ---------   -----------
Myriad Genetics, Inc.+             700   $       45
NBTY, Inc.+                      1,500           27
Neurogen Corp.+                    800           23
Nexell Therapeutics, Inc.+       1,800            5
North American Vaccine, Inc.+    2,600           10
Northfield Laboratories, Inc.+   1,100           16
NPS Pharmacuticals, Inc.+        1,000           13
Oakley, Inc.+                    2,200           25
Ocular Sciences, Inc.+           1,000           17
Omnicare, Inc.                   2,400           36
Onyx Pharmaceuticals, Inc.+      1,200           12
Organogenesis, Inc.+             1,500           17
OrthAlliance, Inc.+              2,100           13
Orthodontic Centers of America,
  Inc.+                          1,200           25
Owens & Minor, Inc.              1,500           18
Oxford Health Plans, Inc.+       2,000           38
PacifiCare Health Systems, Inc.+ 1,100           57
Parexel International Corp.+     1,900           17
Patterson Dental Co.+              900           43
Pediatrix Medical Group, Inc.+   2,200           18
Penwest Pharmaceuticals Co.+     1,200           15
Perrigo Co.+                     2,000           11
Pfizer, Inc.                   104,000        4,381
Pharmaceutical Product
  Development, Inc.+             1,000           17
Pharmacopeia, Inc.+                800           33
Pharmacyclics, Inc.+               400           18
PolyMedica Corp.+                  300           16
Progenics Pharmaceuticals, Inc.+   300           14
Province Healthcare Co.+           700           20
PSS World Medical, Inc.+         1,900           16
Quest Diagnostic, Inc.+          1,200           70
Quintiles Transnational Corp.+   3,100           44
Quorum Health Group, Inc.+       1,500           16
Regeneron Pharmaceuticals, Inc.+   900           26
Renal Care Group, Inc.+          1,100           24
ResMed, Inc.+                    1,000           34
Respironics, Inc.+               1,400           23
SafeScience, Inc.+               1,200           11
Sangstat Medical Corp.+            600           17
Schein Pharmaceutical, Inc.+     1,500           21
Schering-Plough Corp.           39,500        1,592
Sepracor, Inc.+                  1,700          156
Serologicals Corp.+              2,200            8
SICOR, Inc.+                     2,000           23
Sierra Health Services, Inc.+    3,100           11
Sola International, Inc.+        1,900            8
SonoSite, Inc.+                    600           20

                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
Spectra-Physics Lasers, Inc.+      400   $       20
St. Jude Medical, Inc.+          2,300           72
Stancorp Financial Group           800           23
Steris Corp.+                    1,400           13
Stryker Corp.                    2,700          194
Summit Technology, Inc.+         1,600           14
Sunrise Assisted Living, Inc.+   1,200           19
Sunrise Medical, Inc.+           1,900           10
Sunrise Technologies
  International+                 1,700           11
SuperGen, Inc.+                    700           23
Sybron International Corp.+      2,700           84
Syncor International Corp.+        600           25
Techniclone Corp.+               2,600           11
Tenet Healthcare Corp.+          8,700          222
Thermedics, Inc.+                2,400           20
Thoratec Labs Corp.+             1,300           14
Titan Pharmaceuticals, Inc.+       600           19
Total Renal Care Holdings, Inc.+ 1,800            5
Transkaryotic Therapies, Inc.+     600           18
Triad Hospitals, Inc.+           1,100           19
Triangle Pharmaceuticals, Inc.+  1,000            6
Trigon Healthcare, Inc.+         1,000           36
Trimeris, Inc.+                    300           10
TriPath Imaging, Inc.+           1,800           11
UnitedHealth Group, Inc.         5,100          340
Universal Health Services,
  Class B+                         800           44
Ventana Medical Systems+           300            8
Vertex Pharmaceuticals, Inc.+      600           31
Vical, Inc.+                       700           13
Viropharma, Inc.+                1,000           15
Warner-Lambert Co.              23,200        2,640
Watson Pharmaceuticals, Inc.+    2,600          117
Wellpoint Health Networks,
  Inc.+                          1,900          140
West Pharmaceutical Services,
  Inc.                             600           15
Xoma Ltd.+                       1,700            7
Young Innovations, Inc.+           800           13
                                         ----------
                                             39,472
                                         ----------
HOUSEHOLD PRODUCTS -- 1.2%
Alberto-Culver Co., Class B      1,600           38
Avon Products, Inc.              6,300          262
Bush Boake Allen, Inc.+            500           15
Church & Dwight Co., Inc.          800           14
Clorox Co.                       6,400          235
Colgate-Palmolive Co.           15,600          891
Dial Corp.                       2,700           38

                              Number      Value
                             of Shares     (000s)
                             ---------   -----------
Estee Lauder Cos., Inc.,
 Class A                         3,100      $   137
French Fragrances, Inc.+         1,200           10
Gillette Co.                    28,800        1,066
Guest Supply, Inc.+                600           10
Inter Parfums, Inc.+               300            3
International Flavors &
  Fragrances, Inc.               2,900          100
Nu Skin Asia Pacific, Inc.+      3,300           25
Playtex Products, Inc.+          1,200           13
Procter & Gamble Co.            35,400        2,111
Revlon, Inc.+                    1,800           13
                                         ----------
                                              4,981
                                         ----------
INSURANCE -- 2.7%
21st Century Insurance Group     2,300           50
ACE Ltd.                           520           12
AFLAC, Inc.                      6,800          332
Alfa Farmers Federation Corp.      800           14
Alleghany Corp.+                   202           34
Allmerica Financial Corp.        1,400           76
Allstate Corp.                  21,574          510
AMBAC Financial Group, Inc.      1,900           91
American Annuity Group, Inc.     1,000           17
American Financial Group, Inc.   1,500           38
American General Corp.           6,400          358
American International Group,
  Inc.                          41,325        4,533
American National Insurance Co.    600           31
AmerUs Life Holdings, Inc.,
  Class A                          700           14
Aon Corp.                        7,200          195
Argonaut Group, Inc.               800           14
Arthur J. Gallegher & Co.        1,000           37
AXA Financial, Inc.             11,500          375
Baldwin & Lyons, Inc., Class B     600           12
Chubb Corp.                      5,347          340
CIGNA Corp.                      5,300          423
Cincinnati Financial Corp.       4,300          173
CNA Financial Corp.+             4,800          148
CNA Surety Corp.                 1,200           18
Commerce Group, Inc.               700           21
Conseco, Inc.                    8,200           45
Copart, Inc.+                    1,400           24
Crawford & Co., Class B          1,100           15
Delphi Financial Group, Inc.,
  Class A+                         510           15
E.W. Blanch Holdings               400            9
Enhance Financial Services
  Group, Inc.                    1,100           11
Erie Indemnity Co., Class A      1,600           48
Everest Re Group Ltd.            1,100           32
FBL Financial Group, Inc.,
  Class A                        1,000           16

SCHWAB TOTAL STOCK MARKET INDEX FUND(TM)
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
First American Financial
  Corp.                          1,500   $       23
First United Corp.                 900            9
FPIC Insurance Group, Inc.+        700           10
Fremont General Corp.            2,100           12
Harleysville Group, Inc.           800           13
Hartford Financial Services
  Group, Inc.                    6,100          318
Hartford Life, Inc., Class A       600           30
HCC Insurance Holdings, Inc.     1,200           14
HealthAxis, Inc.+                  400            2
Hilb, Rogal & Hamilton Co.         400           11
Hooper Holmes, Inc.              1,400           24
Horace Mann Educators Corp.        800           12
HSB Group, Inc.                    600           17
Jefferson-Pilot Corp.            2,900          193
Kansas City Life Insurance Co.     400           11
Liberty Corp.                      500           16
Lincoln National Corp.           5,000          174
Loew's Corp.                     2,700          149
Markel Corp.+                      100           15
Marsh & McLennan Cos., Inc.      7,000          690
MBIA, Inc.                       2,600          129
Medical Assurance, Inc.+           725           10
Mercury General Corp.            1,400           38
MGIC Investment Corp.            2,700          129
MIIX Group, Inc.                 1,000           12
Mony Group, Inc.                 1,100           34
Nationwide Financial Services,
  Inc., Class A                    500           14
Ohio Casualty Corp.              1,600           27
Old Republic International Corp. 2,900           41
Penn-America Group, Inc.           900            8
Penn Treaty American Corp.+      1,000           15
Pico Holdings, Inc.+             1,000           11
PMI Group, Inc.                  1,150           56
Presidential Life Corp.            700           11
Proffessionals Group, Inc.+        520            9
Progressive Corp.                2,300          151
Protective Life Corp.            1,400           33
Reinsurance Group of America,
  Inc.                           1,100           27
Reliastar Financial Corp.        2,050           88
Risk Capital Holdings, Inc.+       800           12
RLI Corp.                          500           16
SAFECO Corp.                     3,400           75
SCPIE Holdings, Inc.               500           15
Selective Insurance Group, Inc.    700           13
St. Paul Cos., Inc.              6,600          235
State Auto Financial Corp.       1,300           13
Sterling Financial Corp.           500           10

                               Number       Value
                             of Shares      (000s)
                             ---------   -----------
Superior National Insurance
  Group+                         1,300      $     0
Torchmark Corp.                  3,400           85
Transatlantic Holdings, Inc.       900           75
Trenwick Group, Inc.               800           11
Triad Guaranty, Inc.+              500           10
UICI+                            1,300            6
Unitrin, Inc.                    1,900           64
UnumProvident Corp.             14,014          238
Vesta Insurance Group, Inc.      2,300           12
W.R. Berkley Corp.                 700           15
Xl Capital Ltd., Class A           183            9
Zenith National Insurance Corp.    600           15
                                         ----------
                                             11,596
                                         ----------
MEDIA -- 4.1%
A.H. Belo Corp., Class A         3,000           50
Ackerly Group, Inc.                800           10
Actv, Inc.+                      1,100           20
Amc Entertainment, Inc.+         1,400            6
American Tower Corp., Class A+   3,900          181
AMFM, Inc.+                      5,798          385
Applied Graphics Technologies+   1,500            8
Banta Corp.                        700           14
BHC Communications, Inc.,
  Class A                          600           93
Cablevision Systems Corp.,
  Class A+                       3,500          237
Cadmus Communications Corp.      1,400           12
California Amplifier, Inc.+        600           16
CBS Corp.+                      19,472        1,144
Central Newspapers, Inc.,
  Class A                          900           28
Charter Communications, Inc.,
  Class A+                       4,300           63
Chris-Craft Industries, Inc.+      927           57
Citadel Communications Corp.+    1,000           39
Clear Channel Communications,
  Inc.+                          9,100          655
CNET Networks, Inc.+             2,000           69
Comcast Corp., Class A+         24,900          998
Consolidated Graphics, Inc.+       600            7
Cox Communications, Inc.+       15,435          661
Crown Castle International
  Group+                         3,800          146
CTC Communications Group, Inc.+    550           19
Cumulus Media, Inc.+               700            9
Cymer, Inc.+                       700           27
Dick Clark Productions, Inc.+      900           12
Dow Jones & Co., Inc.            2,800          182
The E.W. Scripps Co., Class A    2,000           93
EchoStar Communications Corp.,
  Class A+                       6,100          388
Efficient Networks, Inc.+        1,300           85
Emmis Communications Corp.,
  Class A+                       1,000           43

                               Number       Value
                              of Shares     (000s)
                              ---------  -----------
Emusic.com, Inc.+                1,400   $        3
Entercom Communications Corp.+     800           34
Express Scripts, Inc., Class A+  1,000           36
Fox Entertainment Group, Inc.+   4,700          121
Gannett Co., Inc.                7,500          479
Gaylord Entertainment Co.          800           19
GC Cos., Inc.+                     500           16
go.com+                          1,495           20
Gray Communication Systems, Inc.   700            8
Gray Communication Systems, Inc.,
  Class B                          500            5
Harte-Hanks Communications, Inc. 1,800           45
Hispanic Broadcasting Corp.+     1,400          141
Hollinger International, Inc.    2,600           33
Houghton Mifflin Co.               900           37
IDG Books Worldwide, Inc.+         800            8
ImageX.com, Inc.+                  400            3
Infinity Broadcasting Corp.+     9,975          339
Information Holdings, Inc.+        700           18
Insight Communications+          1,300           26
Intraware, Inc.+                   800           13
John Wiley & Sons, Inc., Class A 1,500           26
Journal Register Co.+            1,200           18
Knight-Ridder, Inc.              2,400          118
Lee Enterprises, Inc.            1,000           23
Liberty Digital, Inc., Class A+    700           22
Loews Cineplex Entertainment
  Corp.+                         1,900            6
Maxwell Technologies, Inc.+      1,000           15
McClatchy Newspapers, Inc.,
  Class A                        1,200           38
McGraw-Hill Cos., Inc.           6,000          315
Media General, Inc., Class A       800           39
Mediacom Communications Corp.+   1,400           17
MediaOne Group, Inc.+           15,700        1,187
Meredith Corp.                   1,300           36
Metro Goldwyn Mayer, Inc.+       5,417          163
Metromedia International Group,
  Inc.+                          1,600            8
New York Times Co., Class A      5,000          206
OnHealth Network Co.+            1,600            6
PanAmSat Corp.+                    400           17
Penton Media, Inc.                 700           18
Playboy Enterprises, Inc.+         500            8
Price Communications Corp.+      1,355           27
Primedia, Inc.+                  8,300          173
R.R. Donnelley & Sons Co.        3,400           72
Radio Unica Corp.+                 800            8
Reader's Digest Association,
  Inc., Class A                  2,900           93

                              Number        Value
                             of Shares      (000s)
                             ---------   -----------
Salem Communications Corp.+        600      $     5
Scholastic Corp.+                  400           19
Sinclair Broadcast Group, Inc.+  1,200            9
Skymall, Inc.+                   1,300            5
The Source Information
  Management Co.+                1,000           15
Spanish Broadcasting System,
  Class A+                         700           13
Time Warner, Inc.               34,600        3,112
TiVo, Inc.+                        900           16
Tribune Co.                      6,900          268
TV Guide, Inc.+                  4,000          119
United Television, Inc.            300           41
USA Networks, Inc.+              7,856          181
Valassis Communications, Inc.+   1,400           48
Valuevision International, Inc.+   900           18
Viacom, Inc., Class B+          18,700        1,017
Walt Disney Co.                 55,600        2,408
Washington Post Co.                300          147
Westwood One, Inc.+              3,200          113
XM Satellite Radio Holdings,
   Inc.+                           800           23
Young Broadcasting, Inc.+          500           11
Ziff-Davis, Inc.+                2,600           26
                                         ----------
                                             17,434
                                         ----------
MISCELLANEOUS -- 0.8%
1-800-FLOWERS.com, Inc.+         1,200            7
Aclara BioSciences, Inc.+          800           31
Acme Communications, Inc.+         700           16
Agilent Technologies, Inc.+      1,900          168
Alaska Communications Systems
  Group, Inc.+                   1,100           13
Alteon Websystems, Inc.+         2,200          150
Amdocs Ltd.+                       111            8
Amercan National Can Group, Inc. 1,400           24
Be Free, Inc.+                   1,400           18
Be, Inc.+                        1,900           15
BioMarin Pharmaceuticals, Inc.+  1,100           20
Bluestone Software, Inc.+          500           11
Braun Consulting+                  600           15
Breakaway Solutions, Inc.+       1,000           26
C-Bridge Internet Solutions,
  Inc.+                            600           16
Capitol Federal Financial        2,300           22
Choice One Communications, Inc.+   700           22
CIRCOR International, Inc.+        950           11
Cobalt Group, Inc.+                700            8
Commerce One, Inc.+              3,800          232
Corinthian Colleges, Inc.+         800           17

SCHWAB TOTAL STOCK MARKET INDEX FUND(TM)
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
Cypress Communications, Inc.+    1,200   $       16
Data Return Corp.+                 900           22
Digital Island+                  1,700           59
Ditech Communications Corp.+       800           69
DSL.net, Inc.+                   1,400           14
E-loan, Inc.+                    1,600           11
E-Stamp Corp.+                     700            3
Eloyalty Corp.+                  1,000           17
Epiphany, Inc.+                    700           46
Extreme Networks, Inc.+          1,400           81
Fairchild Semiconductor
  International, Inc., Class A+  1,800           86
Finisar Corp.+                   4,100          153
Frontline Capital Group+           600           10
Gabelli Asset Management, Inc.+    700           14
Globalnet Financial.com, Inc.+     700           16
Grant Prideco, Inc.+             2,900           56
Informatica Corp.+                 800           34
InfoSpace.com, Inc.+             5,200          373
Interactive Intelligence, Inc.+    700           17
Intercept Group, Inc.+           1,000           17
Interdent, Inc.+                 1,400            7
Internet Capital Group, Inc.+      800           34
Interspeed, Inc.+                  500            6
InterWorld Corp.+                  700           13
IXL Enterprises, Inc.+           1,800           40
John Hancock Financial Services+ 8,900          162
Keynote Systems, Inc.+             700           31
Liquid Audio+                      700           11
Mail.com, Inc.+                  1,600           13
Management Network Group, Inc.+  1,000           18
Media Metrix+                      600           19
MicroFinancial, Inc.             1,400           14
Mortgage.com, Inc.+              2,300            4
National Information Consortium,
  Inc.+                          1,300           16
NaviSite, Inc.+                  1,400           65
NetCreations, Inc.+                500           17
Network Access Solutions Corp.+  1,100           17
Netzero, Inc.+                   2,400           29
Nucentrix Broadband Networks,
  Inc.+                            200            5
Nueberger Berman, Inc.           1,200           39
ON2.COM, Inc.+                   2,000           22
Pac-West Telecomm, Inc.+           800           17
Palm, Inc.+                        200            5
Paradyne Networks Corp.+           700           20
Pennaco Energy, Inc.+              300            5
Phone.com, Inc.+                 1,800          151

                              Number        Value
                             of Shares      (000s)
                             ---------   -----------
PlanetRx.com, Inc.+              1,400     $      4
Radio One, Inc.+                   600           35
Regent Communications, Inc.+       400            3
Rudolph Technologies, Inc.+        500           15
Sage, Inc.+                        700           12
Sagent Technology, Inc.+         1,100            9
Silicon Image, Inc.+               700           28
Smith-Gardner & Associates,
 Inc.+                             900            9
Somera Communications, Inc.+     1,900           18
Spectrasite Holdings, Inc.+      3,200           67
T/R Systems, Inc.+                 200            3
TD Waterhouse Group, Inc.+         900           18
Too, Inc.+                         742           22
Travelocity.com, Inc.+             300            5
Trizetto Group, Inc.+              900           19
Troy Group, Inc.+                  200            3
Tumbleweed Communications Corp.+   700           21
U.S. Interactive, Inc.+            900           15
United Parcel Service, Inc.      3,000          200
United Therapeutics Corp.+         500           28
Viador, Inc.+                      800           16
Vicinity Corp.+                    900           11
Virginia Capital Bancshares,
  Inc.                           1,100           16
Vitria Technology, Inc.+         3,400          126
Web Street, Inc.+                  800            3
Webvan Group Inc.+                 700            5
Williams Communications Group,
  Inc.+                          1,700           63
Wit Capital Group, Inc.+         1,300           14
Women.com Networks, Inc.+          900            5
                                         ----------
                                              3,537
                                         ----------
MISCELLANEOUS FINANCE -- 6.2%
Acacia Research Corp.+             300            7
Advanta Corp., Class A             700           12
Advest Group, Inc.                 700           14
Affiliated Managers Group, Inc.+   500           20
Alexandria Real Estate Equities,
  Inc.                             500           16
Alliance Capital Management
  Holding L.P.                   4,500          202
Allied Capital Corp.             1,700           32
AMB Property Corp.               2,300           51
AMCORE Financial, Inc.             700           14
American Bank of Connecticut       600           12
American Capital Strategies Ltd.   500           12
American Express Co.            12,100        1,816
AmeriCredit Corp.+               2,000           37
Ameritrade Holding Corp.,
  Class A+                       4,400           74

                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
Amli Residential Properties        500   $       11
Amresco Capital Trust, Inc.      1,300           14
Apartment Investment &
  Management Co.                 1,800           72
Archstone Communities Trust      3,700           80
Arden Realty, Inc.               1,700           38
Area Bancshares Corp.              500           10
Associates First Capital Corp.  19,400          430
Astoria Financial Corp.          1,500           41
AvalonBay Communities, Inc.      1,700           67
Banco Santander Puerto Rico      1,100           13
Bay View Capital Corp.           1,000            7
Bear Stearns Cos., Inc.          3,120          134
Bedford Property Investors         900           16
Berkshire Hathaway, Inc.,
  Class A.+                         40        2,372
BISYS Group, Inc.+                 700           44
Boca Resorts, Inc., Class A+     1,300           12
BOK Financial Corp.+             1,127           18
Bradley Real Estate, Inc.          700           13
Brandywine Realty Trust            700           12
BRE Properties, Class A          1,200           34
Brown & Brown                      300           12
BT Financial Corp.                 725           12
Cabot Industrial Trust             900           17
Cadiz, Inc.+                     1,600           12
Camden Property Trust            1,000           28
Capital One Financial Corp.      5,700          249
Capstead Mortgage Corp.          1,700            6
Carey Diversified LLC              700           13
Carramerica Realty Corp.         1,600           38
Cash America International, Inc. 1,300           12
Cathay Bancorp, Inc.               400           18
CBL & Associates Properties        500           12
Centerpoint Properties Corp.       500           18
Charles Schwab Corp.            21,900          975
Charter One Financial, Inc.      5,549          113
Chateau Communities, Inc.          600           16
Chelsea GCA Realty, Inc.           500           16
CIT Group, Inc.                  6,300          107
Citigroup, Inc.                 90,700        5,391
Coastal Bancorp, Inc.              800           12
Coastal Financial Corp.            924           10
Cohoes Bancorp.                  1,200           14
Colonial Properties Trust          500           12
Commercial Federal Corp.         1,300           20
Commercial NET Lease Realty      1,000           11
CompuCredit Corp.+               1,200           39

                              Number        Value
                             of Shares      (000s)
                             ---------   -----------
Cornerstone Realty Income Trust  1,200     $     12
Correctional Properties Trust    1,100           13
Countrywide Credit Industries,
  Inc.                           2,900           80
Cousins Properties, Inc.           800           31
Crescent Real Estate Equity Co.  3,200           55
CV Real Estate Investment Trust,
  Inc.                           1,400           13
CVB Financial Corp.                625           10
Dain Rauscher Corp.                400           25
Developers Diversified Realty    1,600           24
Dime Bancorp., Inc.              2,800           52
Donaldson, Lufkin, & Jenrette,
  Inc.                           3,400          142
Downey Financial Corp.             800           24
Dynex Capital, Inc.+             1,700            3
Eastgroup Properties               700           15
Eaton Vance Corp.                  900           38
Edwards, Inc.                    2,400           90
Energizer Holdings, Inc.+        2,533           43
Equity Office Properties Trust   6,600          179
Equity One, Inc.                 1,100           10
Equity Residential Properties
  Trust                          3,400          155
Espeed, Inc., Class A+             200            9
Essex Property Trust, Inc.         400           15
ETrade Group, Inc.+              7,635          164
Excel Legacy Corp.+                363            1
Fannie Mae                      27,500        1,659
Farm Family Holdings, Inc.+        400           11
Federal Realty Investment Trust    900           19
Federated Investors              2,100           59
Fidelity Bancshares, Inc.          800           13
Fidelity Holdings, Inc.+         1,200            7
Fidelity National Financial,
  Inc.                           1,700           25
Financial Federal Corp.+           800           15
Financial Security Assurance
  Holdings Ltd.                    800           59
Finova Group, Inc.               1,500           19
First Financial Corp.              300           10
First Industrial Realty Trust      900           27
First Northern Capital Corp.     1,300           16
First Sentinel Bancorp, Inc.     1,500           11
First Source Corp.                 600           12
First Washington Realty Trust      600           12
Flagstar Bancorp., Inc.            700            9
Franklin Resources, Inc.         7,000          226
Freddie Mac                     18,600          854
Gables Residential Trust           500           12
Glenborough Realty Trust, Inc.     900           13
Glimcher Realty Trust              800           11

SCHWAB TOTAL STOCK MARKET INDEX FUND(TM)
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
Golden State Bancorp, Inc.+      3,300   $       51
Golden West Financial Corp.      4,200          143
Goldman Sachs Group, Inc.        1,800          168
Golf Trust of America L.P.         900           16
Greater Bay Bancorp.               500           21
Grove Property Trust             1,000           14
Harris Financial, Inc.           1,400            9
Health Care Property Investors,
  Inc.                           1,224           34
Health Care Real Estate
  Investment Trust, Inc.           700           11
Healthcare Realty Trust, Inc.      900           16
Heller Financial, Inc.           1,059           21
Henry Jack & Associates, Inc.    1,000           39
Highwoods Properties, Inc.       1,500           34
Home Properties of NY, Inc.        500           14
Hospitality Properties Trust     1,500           33
Household International, Inc.   12,600          526
HRPT Properties Trust            3,400           26
Hudson River Bancorp.            1,200           12
Hugoton Royalty Trust            1,300           13
IndyMac Mortgage Holdings, Inc.  2,000           26
Innkeepers USA Trust             1,500           13
International Bancshares Corp.     450           19
InterWest Bancorp., Inc.           700           11
Investment Technology Group,
  Inc.+                            800           30
Investors Financial Services
  Corp.                            400           33
IRT Property Co.                 1,600           13
ITT Educational Services, Inc.+  1,000           18
Jefferies Group, Inc.              800           18
John Nuveen Co., Class A           900           36
JP Realty, Inc.                    700           13
JW Genesis Financial Corp.+      1,041           11
Keystone Property Trust            900           11
Kimco Realty Corp.               1,700           68
Knight/Trimark Group, Inc.+      6,700          252
Koger Equity, Inc.                 700           12
LabOne, Inc.                     1,300            9
LaBranche & Co., Inc.+           1,200           14
Legg Mason, Inc.                 1,600           61
Lehman Brothers Holdings, Inc.   3,900          320
Leucadia National Corp.          1,400           33
Liberty Financial Cos., Inc.     1,100           21
Liberty Property Trust           1,700           42
LNR Property Corp.                 700           15
LTC Propertys, Inc.              1,800           11
M.D.C. Holdings, Inc.            1,000           19
Macerich Co.                       700           16
Mack-Cali Realty Corp.           1,400           36

                              Number        Value
                             of Shares      (000s)
                             ---------   -----------
Mail Well Holdings, Inc.+        1,300     $     12
Manufactured Home Communities      500           13
MBNA Corp.                      21,500          571
MECH Financial, Inc.               600           19
Meditrust Corp.                  2,900            6
Merrill Lynch & Co., Inc.       10,100        1,030
MessageMedia, Inc.+              1,900           10
Mid-America Apartment
 Communities                       500           12
Midas, Inc.                        500           13
Mills Corp.                        700           13
Mississippi Valley Bancshares      500           11
Morgan Keegan, Inc.                700           11
Morgan Stanley Dean Witter
  Discover & Co.                30,600        2,349
National Discount Broker Group,
  Inc.+                            600           18
National Golf Properties, Inc.     800           15
National Health Investors          700            8
National Western Life
 Insurance Co., Class A+           300           22
Nationwide Health Properties,
  Inc.                           1,100           15
New Century Financial Corp.+     1,100            8
New Plan Excel Realty Trust      2,300           33
NextCard, Inc.+                  1,200           13
Northwest Bancorp., Inc.         1,500           11
NVEST L.P.                       1,000           18
Ocwen Financial Corp.+           2,920           21
Pacific Capital Bancorp.           500           14
Pacific Gulf Properties, Inc.      800           17
Paine Webber Group, Inc.         4,200          184
PAN Pacific Retail Properties,
  Inc.                             900           17
Parkway Properties, Inc.           500           15
PBOC Holdings, Inc.+             1,500           13
Penford Corp.                    1,200           20
The Peoples Holding Co.            500           12
Phoenix Investment Partners Ltd. 1,600           14
Pimco Advisors Holdings L.P.     1,300           50
Pioneer Group, Inc.+               800           22
PMC Commercial Trust             1,000           11
Prentiss Properties Trust          800           19
Prison Realty Trust, Inc.        2,300            7
Prologis Trust                   4,300           85
PS Business Parks, Inc.            500           11
Public Storage, Inc.             3,400           76
Radian Group, Inc.                 959           49
Raymond James Financial, Inc.    1,100           22
Realty Income Corp.                500           11
Reckson Associates Realty          900           18
Regency Realty Corp.             1,400           31

                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
Resource America, Inc.           1,400   $       10
RFS Hotel Investors, Inc.        1,100           13
Roslyn Bancorp., Inc.            1,800           31
Sabre Group Holdings, Inc.+      3,501          122
Security Capital Group, Inc.+    1,300           20
Senior Housing Properties Trust    950            8
Siebert Financial Corp.          1,100           10
SierraCities.com, Inc.+            700            4
SL Green Realty Corp.              500           13
SLM Holding Corp.                4,400          138
Smith Residential                  600           23
Southwest Securities Group         530           22
Sovereign Bancorp, Inc.          5,460           38
Sovran Self Storage, Inc.          800           16
Spieker Properties, Inc.         1,800           80
Starwood Financial, Inc.+        2,290           40
Staten Island Bancorp., Inc.       800           14
Storage USA, Inc.                  600           18
Student Loan Corp.                 500           20
Summit Properties, Inc.            600           12
Sun Communities, Inc.              500           17
T. Rowe Price Associates, Inc.   3,200          122
Tanger Factory Outlet Centers      800           17
Taragon Realty Investors, Inc.   1,300           13
Taubman Centers, Inc.            1,100           13
TCF Financial Corp.              2,100           49
Tucker Anthony Sutro             1,200           20
U.S. Trust Corp.                   500           77
United Asset Management Co.      1,300           23
United Dominion Realty Trust     2,600           26
UnitedGlobalCom, Inc., Class A+  2,200          117
Universal Health Realty Income     900           14
Value Line, Inc.                   300           11
W Holding Co., Inc.              1,400           13
Waddell & Reed Financial, Inc.,
  Class A                        1,950           52
Washington Federal, Inc.         1,200           21
Washington Mutual, Inc.         15,577          398
Washington Real Estate Investment
  Trust                            700           11
Webster Financial Corp.          1,100           24
Weingarten Realty Investment       800           32
Wesco Financial Corp.              200           47
Wesley Jessen VisionCare, Inc.+    500           20
Westfield America, Inc.          1,700           23
WFS Financial, Inc.+               900           18
White Mountains Insurance Group,
  Inc.                             200           28
World Acceptance Corp.+          1,400            7
                                         ----------
                                             26,459
                                         ----------

                              Number        Value
                             of Shares      (000s)
                             ---------   -----------
NON-FERROUS METALS -- 0.3%
Alcoa, Inc.                      9,900      $   642
Commercial Metals Co.              500           15
Commonwealth Industries, Inc.    1,300           10
Engelhard Corp.                  3,000           53
Freeport-McMoRan Copper &
  Gold, Inc., Class B+           4,200           40
Howmet International, Inc.+      2,400           51
IMCO Recycling, Inc.             1,400           14
Kaiser Aluminum Corp.+           2,000            8
Minerals Technologies, Inc.        500           23
Mueller Industries, Inc.+          900           30
Phelps Dodge Corp.               2,830          131
Reliance Steel & Aluminum Co.      650           15
Reynolds Metals Co.              2,200          146
Southern Peru Copper Corp.       1,000           13
Stillwater Mining Co.+             900           25
United Park City Mines+            200            5
Wolverine Tube, Inc.+              700           11
                                         ----------
                                              1,232
                                         ----------
OIL - DOMESTIC -- 0.8%
Amerada Hess Corp.               2,500          159
Ashland, Inc.                    1,900           65
Belco Oil & Gas Corp.+           2,000           18
Benton Oil & Gas Co.+              400            1
CAL Dive International, Inc.+      500           25
Callon Petroleum Co.+            1,100           15
Conoco, Class A                  3,200           76
Conoco, Inc., Class B           15,900          395
Consol Energy, Inc.              1,800           19
Cross Timbers Oil Co.            1,600           23
Diamond Offshore Drilling, Inc.  3,600          145
Frontier Oil Corp.+              2,000           13
Getty Realty Corp.               1,000           12
Global Industries Ltd.+          2,200           31
Gulf Island Fabrication, Inc.+   1,300           20
Gulfmark Offshore, Inc.+           300            5
Houston Exploration Co.+           700           13
Howell Corp.                       600            4
HS Resources, Inc.+                800           19
Kerr-McGee Corp.                 2,600          134
Meridian Resource Corp.+         1,600            6
Midcoast Energy Resources          700           11
Murphy Oil Corp.                 1,100           65
National-Oilwell, Inc.+          1,700           41
Newfield Exploration Co.+        1,000           41
Nuevo Energy Co.+                  800           14

SCHWAB TOTAL STOCK MARKET INDEX FUND(TM)
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
Ocean Energy, Inc.+              4,300   $       56
OYO Geospace Corp.+                300            5
Patina Oil & Gas Corp.           1,500           21
Patterson Energy, Inc.+            900           25
Pennzoil-Quaker State Co.        1,800           20
Phillips Petroleum Co.           6,700          318
Pioneer Natural Resources Co.+   2,600           27
Pogo Producing Co.               1,000           26
Pride International, Inc.+       1,500           34
Remington Oil & Gas Corp.+         400            2
Santa Fe Snyder Corp.+           4,700           43
St. Mary Land & Exploration Co.    600           20
Stone Energy Corp.+                500           24
Sunoco, Inc.                     2,300           70
Superior Energy Services+        1,900           17
Syntroleum Corp.+                1,500           29
Teppco Partners L.P.               700           15
Tesoro Petroleum Corp.+          1,300           15
Tosco Corp.                      3,900          125
Trans Montaigne Oil, Inc.+       1,600           12
Transocean Sedco Forex, Inc.     6,081          286
Tuboscope Vetco International
  Corp.+                         1,200           21
Ultramar Diamond Shamrock Corp.  2,200           54
UniCapital Corp.+                1,300            2
Union Pacific Resources
 Group, Inc.                     6,500          125
Unocal Corp.                     6,500          210
USX-Marathon Group, Inc.         8,500          198
Vintage Petroleum, Inc.          1,600           32
                                         ----------
                                              3,202
                                         ----------
OIL - INTERNATIONAL -- 2.2%
Chevron Corp.                   17,900        1,524
Exxon Mobil Corp.               92,658        7,198
Santa Fe International Corp.     2,900          100
Texaco, Inc.                    14,700          727
                                         ----------
                                              9,549
                                         ----------
OPTICAL & PHOTO -- 0.5%
Anacomp, Inc.+                     600            7
Ballantyne of Omaha, Inc.+       1,500            4
BMC Industries, Inc.             1,300            7
C-Cube Microsystems, Inc.+       1,000           64
Corning, Inc.                    7,449        1,471
CPI Corp.                          400           10
Drexler Technology Corp.+        1,000           13
Eastman Kodak Co.                8,200          459
Imation Corp.+                     800           22

                              Number      Value
                             of Shares     (000s)
                             ---------   -----------
Ingram Micro, Inc., Class A+     1,800    $      35
Meade Instruments Corp.+           400           29
Photronics, Inc.+                  600           20
Polaroid Corp.                   2,400           48
Zomax, Inc.+                     1,000           47
Zygo Corp.+                        300            8
                                         ----------
                                              2,244
                                         ----------
PAPER & FOREST PRODUCTS -- 0.8%
Boise Cascade Corp.              1,500           49
Bowater, Inc.                    1,400           77
Buckeye Technology, Inc.+          800           15
Caraustar Industries, Inc.         700           11
Champion International Corp.     3,000          197
Chesapeake Corp.                   500           16
Consolidated Papers, Inc.        2,300           87
CSS Industries, Inc.+              600           12
Fibermark, Inc.+                   300            4
Fort James Corp.                 5,800          139
Georgia-Pacific Corp.            2,100           49
Georgia-Pacific Group            5,200          191
International Paper Co.         11,000          404
Kimberly-Clark Corp.            14,839          862
Longview Fibre Co.               1,200           15
Louisiana-Pacific Corp.          2,400           32
Lydall, Inc.+                    1,400           12
Mead Corp.                       2,700           94
Pentair, Inc.                    1,200           46
PH Glatfelter Co.                2,800           30
Pope & Talbot                      500           11
Potlatch Corp.                     800           32
Rayonier, Inc.                     600           28
Rock Tennessee Co., Class A      1,000            9
Smurfit-Stone Container Corp.+   5,400           82
St. Joe Co.                      2,100           60
Temple-Inland, Inc.              1,500           75
Thermo Fibertek, Inc.+           1,500           10
Universal Forest Products, Inc.    800           11
Wausau Mosinee Paper Corp.       1,100           13
Westvaco Corp.                   2,500           77
Weyerhaeuser Co.                 6,200          331
Willamette Industries, Inc.      2,900          111
                                         ----------
                                              3,192
                                         ----------
PRODUCER GOODS & MANUFACTURING -- 5.1%
Actrade International Ltd.+      1,000           14
Advanced Energy Industries, Inc.+  700           48

                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
Aeroflex, Inc.+                    400   $       15
AGCO Corp.                       1,200           14
Albany International Corp.,
  Class A+                         918           14
Alltrista Corp.+                   200            4
American Standard Corp.+         1,700           70
AMETEK, Inc.                       600           12
Applied Industrial Technologies,
  Inc.                             900           16
Applied Micro Circuits Corp.+    3,200          412
Applied Power, Inc., Class A       900           26
AptarGroup, Inc.                   900           26
Astec Industries, Inc.+            500           13
Avery Dennison Corp.             3,100          203
Baldor Electric, Co.               800           15
Barnes Group, Inc.                 700           12
BE Aerospace, Inc.+              1,100            8
Blount International, Inc.+      1,200           16
Blyth Industries, Inc.+          1,100           33
Briggs & Stratton Corp.            500           19
Carbide/Graphite Group, Inc.+    1,100            4
Caterpillar, Inc.                9,600          379
CLARCOR, Inc.                      700           13
CMI Corp.                        1,600            6
Cognex Corp.+                    1,000           57
Columbus Mckinnon Corp.            500            7
Comfort Systems USA, Inc.+       1,600           11
Cooper Industries, Inc.          6,000          206
Cuno, Inc.+                        600           16
Curtiss-Wright Corp.               400           14
Cyber-Care, Inc.+                  900           14
Deere & Co.                      6,600          266
Diamond Technology Partners,
  Inc.+                            400           32
Dover Corp.                      6,000          305
DT Industries, Inc.              1,200           15
Elantec Semiconductor, Inc.+       400           16
eLOT, Inc.+                      1,500            4
Emerson Electric Co.            11,500          631
Encompass Services Corp.+        2,525           17
Entrade, Inc.+                     400            4
The Fairchild Corp., Class A+    1,400            9
Farr Co.+                          900           16
Federal Signal Corp.             1,000           20
Fisher Scientific International+ 1,000           40
Flowserve Corp.                    800           11
FMC Corp.+                         700           41
Foster Wheeler Corp.             1,200           11
Franklin Electric Corp.            200           14
General Electric Co. (b)        88,052       13,846

                              Number        Value
                             of Shares      (000s)
                             ---------   -----------
Graco, Inc.                        500    $      17
Hanover Compressor Co.+            800           47
Hardinge, Inc.                     800            9
Harsco Corp.                     1,000           30
Helix Technology Corp.             600           31
Herman Miller, Inc.              2,000           55
Hexcel Corp.+                    1,500           13
Hon Industries, Inc.             1,600           40
Honeywell International, Inc.   21,362        1,196
Hubbell, Inc., Class B           1,600           42
Hughes Supply, Inc.                500            8
Husmann International, Inc.      1,100           15
Ibis Technology Corp.+             200            8
IDEX Corp.                         600           19
Illinois Tool Works, Inc.        8,150          522
Ingersoll-Rand Co.               4,300          202
Ionics, Inc.+                      400            9
Jabil Circuit, Inc.+             4,600          188
JLG Industries, Inc.               900            9
Johnson Controls, Inc.           2,200          139
Juno Lighting, Inc.+                29            0
Kaydon Corp.                       800           19
Kennametal, Inc.                   800           23
Lattice Semiconductor Corp.+     1,200           81
Lennox International, Inc.       1,971           17
Libbey, Inc.                       500           15
Lincoln Electric Co., Class A    1,000           19
Lone Star Technologies, Inc.+    1,000           46
Magnatek, Inc.+                  1,500           12
Manitowoc Co., Inc.                600           20
Marine Drilling Co., Inc.+       1,400           36
Mark IV Industries, Inc.         1,100           23
MascoTech, Inc.                  1,100           13
Mastec, Inc.+                      700           60
Material Sciences Corp.+           800            8
Matthews International Corp.,
  Class A                          700           16
Maverick Tube Corp.+             1,000           28
Metals USA, Inc.                 1,500           11
Micrel, Inc.+                    1,000           86
Milacron, Inc.                     800           15
Millipore Corp.                  1,200           86
MSC Industrial Direct, Inc.+     1,000           14
NACCO Industries, Inc., Class A    300           13
Nordson Corp.                      500           22
Nortek, Inc.+                      500           10
Oceaneering International, Inc.+   800           14
Pall Corp.                       3,100           69

SCHWAB TOTAL STOCK MARKET INDEX FUND(TM)
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
Park Ohio Holdings Corp.+        1,100   $       10
Parker-Hannifin Corp.            3,200          149
Penn Engineering & Manufacturing
  Corp.                            500           14
Pitt-Des Moines, Inc.              500           12
Plug Power, Inc.+                1,100           88
Precision Castparts Corp.          600           25
Presstek, Inc.+                    700           15
Primex Technologies, Inc.          500           11
Rare Medium Group, Inc.+         1,100           23
Regal Beloit                       500            9
Research Frontiers, Inc.+          800           15
Robertson-Ceco Corp.+            1,400           16
Roper Industries, Inc.             800           25
Safeguard Scientifics, Inc.+     2,800          117
Sauer, Inc.                      1,100           10
Scott Technologies, Inc.+          700           14
Shaw Group, Inc.+                  500           18
Snap-On, Inc.                    1,400           37
SPS Technologies, Inc.+            500           16
Standex International Corp.        500            8
Steelcase, Inc.                  1,000           12
Stewart & Stevenson Services     1,000           12
Strattec Security Corp.+           300           10
Tecumseh Products Co., Class A     500           23
Teleflex, Inc.                     900           31
Tennant Co.                        600           21
Tenneco Automotive, Inc.         1,980           18
Terex Corp.+                       700           11
Thermo Ecotek Corp.+               300            2
Thermo Instrument Systems, Inc.+ 3,000           54
Thermo Optek Corp.+              1,600           24
Thermo TerraTech, Inc.+          1,500           11
The Timken Co.                   1,400           26
Trinity Industries, Inc.           800           18
U.S. Industries, Inc.            2,000           24
UCAR International, Inc.+          900           12
Ultratech Stepper, Inc.+           800           12
Uniroyal Technology Corp.+         600           13
Valhi, Inc.                      2,800           31
Valmont Industries, Inc.           900           18
W.W. Grainger, Inc.              2,500          108
Watsco, Inc.                       900           12
Watts Industries, Inc., Class A  1,000           13
WMS Industries, Inc.+            1,000            9
Woodward Governor Co.              500           11
X-Rite, Inc.                     2,000           23
York International Corp.           800           19

                              Number       Value
                             of Shares     (000s)
                             ---------   -----------
Zebra Technologies Corp.,
   Class A+                        800   $       46
                                         ----------
                                             21,646
                                         ----------
RAILROAD & SHIPPING -- 0.3%
Alexander & Baldwin, Inc.        1,000           21
Burlington Northern Santa Fe
  Corp.                         12,500          302
CSX Corp.                        5,700          119
Florida East Coast Industry,
 Inc.                              900           44
GATX Corp.                       1,300           46
Greenbrier Co., Inc.             1,600           12
Kansas City Southern Industries,
  Inc.                           2,900          208
Newport News Shipbuilding, Inc.    900           30
Norfolk Southern Corp.          10,000          176
Overseas Shipholding Group,
  Inc.                           1,000           26
Railamerica, Inc.+                 866            5
Transport Corp. of America+      1,100            7
Union Pacific Corp.              6,900          291
Westinghouse Air Brake Co.       1,528           17
Wisconsin Central Transportation
  Corp.+                         1,200           18
                                         ----------
                                              1,322
                                         ----------
REAL PROPERTY -- 0.2%
American Real Estate
  Partners L.P.+                 1,300           11
American Realty Trust, Inc.+       700           12
American Retirement Corp.+         700            5
Avatar Holdings, Inc.+             700           14
Boston Properties, Inc.          1,700           59
Burnham Pacific Property, Inc.   1,500           11
Buy.com, Inc.+                   3,100           21
Catellus Development Corp.+      2,800           36
CB Richard Ellis Services+       1,100           11
Center Trust, Inc.               1,400           10
Cornerstone Properties           3,400           62
Duke-Weeks Realty Corp.          3,190           69
Equity Inns, Inc.                1,900           13
Fairfield Communities, Inc.+     1,000            9
FelCor Lodging Trust, Inc.       1,700           33
Forest City Enterprises, Inc.      800           23
General Growth Properties        1,300           43
Homestore.com, Inc.+             2,000           37
JDN Realty Corp.                 1,300           13
Jones Lang LaSalle, Inc.+        1,100           18
Kilroy Realty Corp.                800           19
Konover Property Trust, Inc.     1,600            9
Newhall Land & Farming Co.         800           22
Omega Healthcare Investors       1,000            6
Post Properties, Inc.            1,000           42

                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
Rouse Co.                        1,800   $       42
Saul Centers, Inc.                 600            9
Simon Property Group, Inc.       4,600          117
Starwood Hotels & Resorts
  Worldwide, Inc.                5,280          150
Trammell Crow Co.+               1,300           17
Urban Shopping Centers, Inc.     1,100           36
Vornado Realty Trust             2,300           79
                                         ----------
                                              1,058
                                         ----------
RETAIL -- 5.2%
99 Cents Only Stores+              800           30
Albertson's, Inc.               11,068          360
Alloy Online, Inc.+                200            2
Amazon.com, Inc.+                9,100          502
American Eagle Outfitters,
 Inc.+                           1,100           19
Ames Department Stores, Inc.+      600           11
AnnTaylor Stores Corp.+            800           17
Ashford.com, Inc.+               1,100            4
AutoZone, Inc.+                  8,900          204
Barnes & Noble, Inc.+            1,600           30
Bed, Bath & Beyond, Inc.+        3,700          136
Best Buy Co., Inc.+              5,300          428
BJ's Wholesale Club, Inc.+       1,900           67
The Bombay Co., Inc.+            1,700            6
Borders Group, Inc.+             1,800           29
Burlington Coat Factory
  Warehouse Corp.                1,200           18
Casey's General Stores, Inc.     1,100           13
The Cato Corp., Class A          1,200           13
Cendant Corp.+                  19,000          293
Central Garden & Pet Co.+        1,700           18
Charming Shoppes, Inc.+          2,000           14
Circuit City Stores-Circuit
  City Group                     5,500          323
Claire's Stores, Inc.            1,200           22
Coldwater Creek, Inc.+             700           18
Consolidated Stores Corp.+       2,700           34
Cost Plus, Inc.+                   700           21
Costco Wholesale Corp.+         11,900          643
CVS Corp.                       10,100          439
DEB Shops, Inc.                    700           10
Delhaize America, Inc.           3,466           61
Dillards, Inc., Class A          2,600           36
Dollar General Corp.             6,900          158
Dollar Tree Stores, Inc.+        1,600           93
Drugstore.Com+                   1,200            9
Duane Reade, Inc.+                 500           15

                              Number        Value
                             of Shares      (000s)
                             ---------   -----------
Egghead.com, Inc.+               1,604     $      7
Enesco Group                     1,100            5
Envision Development Corp.+        400           28
Etoys, Inc.+                     2,700           22
Family Dollar Stores, Inc.       4,400           84
Fatbrain.com Inc.+                 800            4
Federated Department Stores,
  Inc.+                          6,000          204
Fogdog, Inc.+                      300            1
Gadzooks, Inc.+                    600           13
Gap, Inc.                       22,800          838
Gottschalks, Inc.+               1,800           11
Great Atlantic & Pacific Tea
  Co., Inc.                        800           15
Greg Manning Auctions, Inc.+       800           11
Guitar Center, Inc.+             1,100           15
Hannaford Bros. Co., Inc.        1,100           80
Home Depot, Inc.                61,700        3,459
HOT Topic, Inc.+                   400           12
Insight Enterprises, Inc.+         700           29
Intertan, Inc.+                  1,050           15
Intimate Brands, Inc.            6,470          249
J.C. Penney Co., Inc.            6,800           94
Kmart Corp.+                    12,800          104
Kohl's Corp.+                    8,600          413
Kroger Co.+                     22,100          410
Lands' End, Inc.+                  800           34
Lillian Vernon Corp.               500            5
Limited, Inc.                    6,200          280
Longs Drug Stores, Inc.          1,000           23
Lowe's Cos., Inc.               10,300          510
May Department Stores Co.        9,300          256
Michaels Stores, Inc.+             600           24
Multiple Zones International,
  Inc.+                          1,600            8
Musicmaker.com, Inc.+              500            1
The Neiman Marcus Group, Inc.,
  Class A+                       1,100           28
The Neiman Marcus Group, Inc.,
  Class B+                         451           11
Nordstrom, Inc.                  4,000          111
Office Depot, Inc.+              9,000           95
OfficeMax, Inc.+                 2,700           15
Payless Shoesource, Inc.+          602           33
PC Connection, Inc.+               400           19
Pep Boys-Manny, Moe, & Jack      1,600           10
Petco Animal Supplies, Inc.+     1,100           13
Pier 1 Imports, Inc.             2,000           23
Pricesmart, Inc.+                  200            8

SCHWAB TOTAL STOCK MARKET INDEX FUND(TM)
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
Rite Aid Corp.                   6,100   $       30
Ross Stores, Inc.                2,100           44
RoweCom Inc.+                      500            6
Ruddick Corp.                      900           10
Safeway, Inc.+                  13,700          605
Saks, Inc.+                      3,200           37
School Specialty, Inc.+          1,100           20
Sears, Roebuck & Co.             9,800          359
Sharper Image Corp.+             1,200           16
Shop At Home, Inc.+              1,100            7
ShopKo Stores, Inc.+               600           11
Spiegel, Inc., Class A           2,700           22
Stamps.com, Inc.+                1,000           16
Staples, Inc.+                  12,500          238
Stein Mart, Inc.+                2,300           21
Sunglass HUT International,
  Inc.+                          1,500           11
Systemax, Inc.+                  1,300           10
Tandy Corp.                      5,600          319
Target Corp.                    11,800          785
Tiffany & Co., Inc               1,800          131
TJX Cos., Inc.                   8,300          159
Toys 'R' Us, Inc.+               6,500           99
Tractor Supply Co.+                700           12
Tuesday Morning Corp.+           1,100           14
U.S. Office Products Co.+        1,400            3
Unifirst Corp.                     900            9
United Stationers, Inc.+           900           30
Value America, Inc.+             2,000            4
Value City Department Stores,
  Inc.+                            700            7
Venator Group, Inc.+             2,800           33
Wal-Mart Stores, Inc.          119,500        6,617
Walgreen Co.                    27,000          759
Weis Markets, Inc.               1,000           33
West Marine, Inc.+               1,200           10
Whitehall Jewellers, Inc.+         600           10
Williams-Sonoma, Inc.+           1,200           42
Winn-Dixie Stores, Inc.          3,600           60
Zale Corp.+                        900           37
                                         ----------
                                             22,362
                                         ----------
STEEL -- 0.1%
AK Steel Holding Corp.           2,627           29
Allegheny Technologies, Inc.     2,550           62
Atchison Casting Corp.+            900            6
Bethlehem Steel Corp.+           2,884           16
Carpenter Technology Corp.         900           18
Cleveland-Cliffs, Inc.             700           17
Gibraltar Steel Corp.+             600           10

                              Number      Value
                             of Shares     (000s)
                             ---------   -----------
Intermet Corp.                   1,100   $        8
National Steel Corp., Class B    2,400           15
NS Group, Inc.+                  1,200           19
Nucor Corp.                      2,300           99
Quanex Corp.                       800           13
Roanoke Electric Steel Corp.       800           14
Ryerson Tull, Inc.               1,000           12
Steel Dynamics, Inc.+            1,200           14
Steel Technologies, Inc.           700            6
USX-U.S. Steel Group, Inc.       2,200           55
Worthington Industries, Inc.     2,200           27
                                         ----------
                                                440
                                         ----------
TELEPHONE -- 6.8%
Adtran, Inc.+                    1,000           67
Aerial Communications, Inc.+     1,200           53
Airgate Pcs, Inc.+                 300           26
Alcatel - Sponsored ADR            638           29
Allegiance Telecom, Inc.+        2,850          202
Allied Riser Communications+     1,400           27
Alltel Corp.                     8,335          555
Applied Digital Solutions,
 Inc.+                             400            2
Arch Communications Group+         500            4
AT&T Corp.                      85,748        4,003
AT&T Corp.-Liberty Media Group,
  Class A+                         603           30
autobytel.com, Inc.+             1,100            7
Bell Atlantic Corp.             41,600        2,465
BellSouth Corp.                 50,500        2,459
Boston Communications Group+     1,300           12
Brightpoint, Inc.+               1,100           13
Broadwing, Inc.+                 5,868          166
Carrier Access Corp.+              600           26
CellStar Corp.+                  1,200            7
Centennial Cellular Corp.+       2,400           48
CenturyTel, Inc.                 4,400          108
CFW Communication Co.              500           19
Cidco, Inc.+                       200            1
Commonwealth Telephone
  Enterprises, Inc.+               500           24
COMSAT Corp.                     1,252           31
Conestoga Enterprise, Inc.         700           14
Convergent Communications, Inc.+ 1,300           10
Copper Mountain Networks+        1,200          100
Covad Communications Group,
  Inc.+                          3,750          104
CT Communications, Inc.          1,000           30
D & E Communications, Inc.         700           15
Dobson Communications Corp.+       700           18

                               Number       Value
                              of Shares    (000s)
                              ---------  -----------
eShare Technologies, Inc.+         200   $        2
Exodus Communications, Inc.+     4,600          407
FirstCom Corp.+                    600           12
Focal Communications Corp.+      1,600           53
General Communication, Inc.+       500            2
Global Crossing Ltd.+            6,560          207
Global Telesystems Group, Inc.+  4,800           70
Globix Corp.+                      800           18
GST Telecommunications, Inc.+    1,700            6
GTE Corp.                       24,600        1,667
Hickory Tech Corp.                 800           10
ICG Communications, Inc.+        1,200           36
Illuminet Holdings, Inc.+          800           36
Inet Technologies, Inc.+         1,200           52
Inter Tel, Inc.                    600           12
Interdigital Communications
  Corp.+                         1,100           23
Intermedia Communications,
  Inc.+                          3,000          122
IPC Communications, Inc.+          300           50
ITC DeltaCom, Inc.+              1,500           49
ITXC Corp.+                        900           24
IXNET, Inc.+                     1,300           48
JFAX.COM, Inc.+                    400            1
Leap Wireless International,
  Inc.+                            800           41
Level 3 Communications, Inc.+    9,700          863
MCI WorldCom, Inc.+             76,249        3,465
McLeodUSA, Inc., Class A+       13,944          349
Metrocall, Inc.+                   400            3
Motient Corp.+                   1,200           15
Net2Phone, Inc.+                   400           18
Network Plus Corp.+              1,400           27
Next Level Communications,
 Inc.+                           2,200          175
NEXTLINK Communications, Inc.,
  Class A+                       2,000          169
North Pittsburgh Systems, Inc.     700            9
Northeast Optic Network, Inc.+     500           28
Northpoint Communications+       3,300           53
NTL, Inc.+                       3,794          290
Optical Cable Corp.+             1,200           30
Pacific Gateway Exchange, Inc.+    800            5
PairGain Technologies, Inc.+     1,800           45
Pegasus Communications Corp.+      400           44
Pinnacle Holdings, Inc.+         1,300           73
Powertel, Inc.+                    800           54
Primus Telecommunications Group,
  Inc.+                            900           29
Qwest Communications
  International, Inc.+          20,100          872
RCN Corp.+                       2,100           60

                              Number        Value
                             of Shares      (000s)
                             ---------   -----------
Rhythms Netconnections, Inc.+    1,900   $       39
SBC Communications, Inc.        91,462        4,007
Sprint Corp. (FON Group)        23,400        1,439
Sprint Corp. (PCS Group)+       23,100        1,270
TALK.com, Inc.+                  1,400           14
TCI Satellite Entertainment,
  Inc., Class A+                 1,400           15
Telephone & Data Systems, Inc.   1,700          173
Teligent, Inc.+                    200            7
Time Warner Telecom, Inc.,
  Class A+                         700           38
Tritel, Inc.+                    2,500           81
Triton PCS Holdings, Inc.,
  Class A+                       1,500           63
Turnstone Systems, Inc.+           200           22
Tut Systems, Inc.+                 300           14
U.S. Cellular Corp.+             2,300          138
U.S. Wireless Corp.+               200            4
US LEC Corp.+                      500           13
US West, Inc.                   13,500          961
Viatel, Inc.+                    1,011           39
Voicestream Wireless Corp.+      3,715          368
WebLink Wireless, Inc.+            700            8
Winstar Communications, Inc.+    2,350           94
World Access, Inc.+              1,200           19
Worldpages.com, Inc.+              900            6
WorldPort Communications, Inc.+    600            2
Z-Tel Technologies, Inc.+          500           20
                                         ----------
                                             29,153
                                         ----------
TOBACCO -- 0.4%
800-Jr Cigar, Inc.+                600            6
Brooke Ltd.                        725           10
General Cigar Holdings, Inc.+      500            8
Philip Morris Cos., Inc.        63,500        1,389
R.J. Reynolds Tobacco Holdings,
  Inc.                           2,766           57
Schweitzer-Mauduit International,
  Inc.                             900           13
Universal Corp.                    600           11
UST, Inc.                        4,500           68
                                         ----------
                                              1,562
                                         ----------
TRAVEL & RECREATION -- 0.5%
AMERCO+                            900           15
American Classic Voyager+          600           12
Anchor Gaming, Inc.+               500           20
Argosy Gaming Co.+               1,100           18
Autotote Corp., Class A+           700            2
Avis Rent A Car, Inc.+             800           16
Aztar Corp.+                     1,400           17
Bally Total Fitness Holding
  Corp.+                         1,300           29

SCHWAB TOTAL STOCK MARKET INDEX FUND(TM)
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
Brunswick Corp.                  2,500   $       48
Budget Group, Inc.+              1,600            7
Callaway Golf Co.                2,000           33
Carnival Corp.                  16,600          413
Central Parking Corp.              900           23
Choice Hotels International,
  Inc.+                          1,300           17
Crestline Capital Corp.+           800           14
Dollar Thrifty Automotive Group,
  Inc.+                          1,000           21
Expedia, Inc.+                   1,000           15
Extended Stay Amererica, Inc.+   2,200           20
Harrah's Entertainment, Inc.+    3,300           68
Hertz Corp.                      1,000           31
Hilton Hotels Corp.              9,526           81
Host Marriott Corp.              5,700           61
Interstate Hotels Corp.+            90            0
Intranet Solutions, Inc.+          600           13
Mandalay Resort Group+           2,400           45
Marketing Services Group, Inc.+  1,100            8
Marriott International, Inc.,
  Class A                        7,000          224
Meristar Hospitality Corp.       1,200           24
MGM Grand, Inc.                  3,000           89
Mirage Resorts, Inc.+            4,300           88
Navigant International, Inc.+    1,300           12
Park Place Entertainment Corp.+  8,100          104
Pinnacle Entertainment, Inc.+      700           14
Premier Parks, Inc.+             2,100           45
Prime Hospitality Corp.+         1,800           17
Quokka Sports, Inc.+             1,600            9
Rent-Way, Inc.+                    700           18
ResourtQuest International,
  Inc.+                          1,200            7
Royal Caribbean Cruises Ltd.     4,800          100
SFX Entertainment, Inc.,
  Class A+                       1,750           73
Sodexho Marriott Services, Inc.  1,700           25
Speedway Motorsports, Inc.+      1,000           24
Station Casinos, Inc.+           1,100           31
Suburban Lodges of America+      2,200           13
Sunburst Hospitality Corp.+      1,600            8
Sunterra+                        1,100            2
Tickets.com, Inc.+               1,900            8
Trendwest Resorts, Inc.+           700           16
Vail Resorts, Inc.+                800           13
                                         ----------
                                              2,011
                                         ----------
TRUCKING & FREIGHT -- 0.1%
American Freightways Corp.+      1,000           19
Arkansas Best Corp.+             1,100           14
C.H. Robinson Worldwide, Inc.    1,000           50

                              Number         Value
                             of Shares      (000s)
                             ---------   -----------
Circle International Group, Inc.   800   $       21
CNF Transportation, Inc.         1,300           36
Consolidated Freightways Corp.+  2,200           14
Expeditores International of
  Washington, Inc.               1,300           56
Forward Air Corp.+                 600           21
Fritz Cos., Inc.+                1,300           13
Heartland Express, Inc.+         1,000           17
HUB Group, Inc.+                   700            8
J.B. Hunt Transport Services,
  Inc.                           1,000           16
Knight Transportation, Inc.+       800           15
Landstar Systems, Inc.+            400           23
M.S. Carriers, Inc.+               600           14
OLD Dominion Freight Line+       1,200           13
PACCAR, Inc.                     2,000           95
Roadway Express, Inc.              600           14
Rollins Truck Leasing Corp.      1,500           15
Ryder Systems, Inc.              1,600           35
Shurgard Storage Centers, Inc.     600           16
South Alabama Bancorp.             400            4
Swift Transportation Co., Inc.+  1,600           32
US Freightways Corp.               600           28
Wabash National Corp.            1,100           16
Werner Enterprises, Inc.         1,200           23
XTRA Corp.+                        300           14
Yellow Corp.+                      700           13
                                         ----------
                                                655
                                         ----------
UTILITIES - ELECTRIC & GAS-- 2.8%
AES Corp.+                       5,600          504
AGL Resources, Inc.              1,200           21
Allegheny Energy, Inc.           2,800           85
Alliant Energy Corp.             1,900           57
Ameren Corp.                     3,500          128
American Electric Power Co.,
  Inc.                           5,200          190
American States Water Co.          500           15
American Water Works Co., Inc.   2,500           57
ATG, Inc.+                       1,100            4
Atmos Energy Corp.                 700           11
Atrion Corp.+                      300            4
Avista Corp.                     1,200           35
Azurix Corp.+                    2,700           19
Bangor Hydro-Electric Co.          900           15
Baycorp Holdings Ltd.+             200            3
Birmingham Utilities, Inc.         300            4
Black Hills Corp.                  500           11
California Water Service Group     500           12

                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
Calpine Corp.+                   1,600   $      146
Carolina Power & Light Co.       4,161          152
Cascade Natural Gas Corp.          500            8
Central & South West Corp.       5,300          115
Central Vermont Public Service
  Corp.                            300            3
CH Energy Group, Inc.              400           13
Cinergy Corp.                    4,100          110
Citizens Utilities Co.,
  Class B+                       6,500          104
Cleco Corp.                        600           21
CMP Group, Inc.                    800           23
CMS Energy Corp.                 2,800           53
Coastal Corp.                    6,300          316
Columbia Energy Group            2,500          157
Conectiv, Inc.                   2,400           43
Connecticut Water SVC, Inc.        500           14
Consolidated Edison, Inc.        5,900          208
Constellation Energy Group,
  Inc.                           3,800          126
CTG Resources, Inc.                500           19
Delta Natural Gas Co., Inc.        200            3
Dominion Resources, Inc.         7,098          319
DPL, Inc.                        3,152           73
DQE, Inc.                        1,900           73
DTE Energy Co.                   3,800          124
Duke Energy Corp.                9,900          569
Dynegy, Inc., Class A            3,781          247
E'Town Corp.                       300           20
Edison International             9,200          175
El Paso Electric Co.+            1,600           18
El Paso Energy Corp.             6,400          272
Empire District Electric Co.       700           15
Energen Corp.                      700           13
Energy East Corp.                3,628           76
EnergyNorth, Inc.                  200           12
EnergySouth, Inc.                  800           15
Enron Corp.                     19,400        1,352
Entergy Corp.                    6,600          168
Equitable Resources, Inc.          900           42
FirstEnergy Corp.                6,000          153
Florida Progress Corp.           2,500          122
Florida Public Utilites Co.        200            3
FPL Group, Inc.                  4,800          217
GPU, Inc.                        3,100           87
Green Mountain Power Corp.         400            3
Hawaiian Electric Industries,
  Inc.                             700           26
IDACORP, Inc.                    1,000           37
Ipalco Enterprises, Inc.         2,000           41
Kansas City Power & Light Co.    1,600           41
                              Number       Value
                             of Shares     (000s)
                             ---------   -----------
KeySpan Corp.                    3,400   $      100
Kinder Morgan, Inc.              2,900           88
Laclede Gas Co.                    600           12
LG&E Energy Corp.                3,300           77
Madison Gas & Electric Co.         800           14
Maine Public Service Co.           200            4
MCN Corp.                        2,200           55
MDU Resources Group, Inc.        1,300           28
Minnesota Power & Light Co.      1,700           31
Montana Power Co.                2,800          123
National Fuel Gas Co.            1,000           47
National Wireless Holdings,
 Inc.+                             200            4
New Century Energies, Inc.       2,900           95
New Jersey Resources Corp.         400           16
Niagara Mohawk Holdings, Inc.+   4,700           65
NICOR, Inc.                      1,200           41
Nisource, Inc.                   3,100           57
Northeast Utilities              4,424           95
Northern States Power Co.        3,900           85
Northwest Natural Gas Co.          700           15
Northwestern Public Services Co. 1,400           32
NSTAR                            1,467           65
NUI Corp.                          500           13
OGE Energy Corp.                 2,000           40
ONEOK, Inc.                        800           20
Otter Tail Power Co.               600           16
PECO Energy Co.                  4,900          204
Peoples Energy Corp.               900           28
PG&E Corp.                      10,600          275
Philadelphia Suburban Corp.      1,000           24
Piedmont Natural Gas Co., Inc.     800           23
Pinnacle West Capital Corp.      2,100           74
Potomac Electric Power Co.       3,000           70
PPL Corp.                        3,500           84
Providence Energy Corp.            300           12
Public Service Co. of New Mexico 2,000           36
Public Service Enterprise Group,
  Inc.                           5,700          204
Puget Sound Power & Light Co.    2,200           52
Questar Corp.                    2,100           40
Reliant Energy, Inc.             7,900          210
Republic Services, Inc.+         4,500           62
RGS Energy Group, Inc.             700           16
Scana Corp.                      3,005           78
Sempra Energy                    5,175           96
Sierra Pacific Resources         1,776           27
SJW Corp.                          100           12
South Jersey Industries            500           13

SCHWAB TOTAL STOCK MARKET INDEX FUND(TM)
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)

                               Number       Value
                              of Shares     (000s)
                              ---------  -----------
Southern Co.                    18,300   $      456
Southern Union Co.+              1,025           18
Southwest Gas Corp.                700           13
ST Joseph Light & Power            200            4
Streicher Mobile Fueling, Inc.+    600            3
TECO Energy, Inc.                3,300           72
Texas Utilities Co.              7,700          259
U.S. Energy Systems, Inc.+         600            2
UGI Corp.                          700           14
Unicom Corp.                     5,800          231
Unisource Energy Corp.             900           15
United Illuminating Co.            500           23
United Water Resources, Inc.       900           31
UtiliCorp United, Inc.           2,300           44
Vectren Corp.+                   1,466           30
Veritas DGC, Inc.+                 800           19
Washington Gas Light Co.         1,100           28
Waste Connections, Inc.+         1,000           13
Western Resources, Inc.          1,600           25
Williams Cos., Inc.             11,700          437
Wisconsin Energy Corp.           3,000           64
WPS Resources Corp.                700           21
                                         ----------
                                             11,822
                                         ----------
TOTAL COMMON STOCK
  (Cost $388,435)                           421,971
                                         ----------

                                  Par       Value
                                 (000s)     (000s)
                               ---------  -----------
U.S. TREASURY OBLIGATIONS -- 0.1%
U.S. Treasury Bills (a) (b)
   5.73%-5.75%, 06/15/00          $200     $    199
   5.61%, 06/22/00                  10           10
                                           --------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $209)                                   209
                                           --------
                                Number
                               of Shares
                               ---------
SHORT-TERM INVESTMENTS -- 1.1%
Provident Institutional
  TempFund, 5.74%*           4,624,331        4,624
                                           --------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $4,624)                               4,624
                                           --------
TOTAL INVESTMENTS -- 100.3%
  (Cost $393,268)                           426,804
                                           --------
OTHER ASSETS AND LIABILITIES, NET -- (0.3%)
  Other assets                               69,808
  Liabilities                               (70,880)
                                           --------
                                             (1,072)
                                           --------
TOTAL NET ASSETS -- 100.0%                 $425,732
                                           ========

SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.

SCHWAB SMALL-CAP INDEX FUND(R)
SCHEDULE OF INVESTMENTS
April 30, 2000 (Unaudited)
                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
--------------------------------------------------------------------------------
COMMON STOCK -- 99.6%
--------------------------------------------------------------------------------
AEROSPACE / DEFENSE -- 0.6%
Cordant Technologies, Inc.      72,800   $    4,122
GenCorp., Inc.                  80,400          809
Trimble Navigation Ltd.+        45,300        1,252
Veeco Instruments, Inc.+        36,070        2,241
                                         ----------
                                              8,424
                                         ----------
--------------------------------------------------------------------------------
AIR TRANSPORTATION -- 1.0%
AAR Corp.                       53,300          803
Airborne Freight Corp.          97,000        2,079
Alaska Airgroup, Inc.+          53,800        1,547
America West Holdings Corp.,
  Class B+                      68,500        1,002
Atlantic Coast Airlines
  Holdings, Inc.+               37,300        1,114
Atlas Air, Inc.+                68,150        2,381
EGL, Inc.+                      61,300        1,406
Midwest Express Holdings, Inc.+ 27,800          704
SkyWest, Inc.                   49,100        2,068
                                         ----------
                                             13,104
                                         ----------
ALCOHOLIC BEVERAGES -- 0.3%
Beringer Wine Estates Holdings,
  Inc.+                         38,900        1,405
Canandaigua Brands, Inc.,
  Class A+                      36,000        1,813
The Robert Mondavi Corp.,
  Class A+                      16,200          538
                                         ----------
                                              3,756
                                         ----------
APPAREL -- 2.0%
Buckle, Inc.+                   42,650          546
Chico's FAS, Inc.+              39,200          703
The Children's Place Retail
  Stores, Inc.+                 53,200        1,184
The Dress Barn, Inc.+           35,000          687
Footstar, Inc.+                 41,900        1,558
Genesco, Inc.+                  52,500          679
Global Sports, Inc.+            36,100          282
Kellwood Co.                    55,500          950
Kenneth Cole Productions, Inc.+ 41,950        1,715
Men's Wearhouse, Inc.+          83,350        1,787
Nautica Enterprises, Inc.+      66,400          747
Pacific Sunwear of California+  62,125        2,116
Polo Ralph Lauren Corp.+        65,000        1,056
Quiksilver, Inc.+               44,850          847
Reebok International Ltd.+     112,200        1,907
Russell Corp.                   66,300        1,301
Springs Industries, Inc.        35,200        1,445
Timberland Co., Class A+        41,900        2,907
Unifi, Inc.+                   116,000        1,182

                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
Urban Outfitters, Inc.+         32,800   $      353
Warnaco Group, Inc., Class A   111,700        1,187
Wolverine World Wide, Inc.      82,700          992
                                         ----------
                                             26,131
                                         ----------
AUTOMOTIVE PRODUCTS / MOTOR VEHICLES -- 1.9%
A.O. Smith Corp., Class B       47,000          966
Arvin Industries, Inc.          49,700        1,081
Bandag, Inc.                    44,000        1,051
Borg-Warner Automotive, Inc.    54,517        2,280
Carlisle Cos., Inc.             60,200        2,479
Cooper Tire & Rubber Co.       150,200        2,028
CSK Auto Corp.+                 55,700          585
Detroit Diesel Corp.            46,000          713
Donaldson Co., Inc.             91,700        2,132
Fleetwood Enterprises, Inc.     65,500          958
Group 1 Automotive, Inc.+       41,000          487
Hayes Lemmerz International,
  Inc.+                         60,800          958
Modine Manufacturing Co.        58,900        1,299
Monaco Coach Corp.+             36,400          596
Myers Industries, Inc.          39,670          555
Oshkosh Truck Corp.             32,200        1,014
Polaris Industries, Inc.        55,600        1,703
Stoneridge, Inc.+               43,400          572
Superior Industries
  International, Inc.           52,800        1,700
Tower Automotive, Inc.+         93,200        1,456
Winnebago Industries, Inc.      42,000          714
                                         ----------
                                             25,327
                                         ----------
BANKS -- 4.2%
Anchor Bancorp Wisconsin, Inc.  47,900          754
Bancorpsouth, Inc.             113,300        1,749
Bank United Corp., Class A      66,600        2,210
Banknorth Group, Inc.           54,300        1,296
Chemical Financial Corp.        27,126          746
Chittenden Corp.                56,900        1,511
Community First Bankshares,
  Inc.                         102,800        1,735
CORUS Bankshares, Inc.          27,700          690
F&M National Corp.              45,121        1,080
F.N.B. Corp.                    42,523          840
First Bancorp./Puerto Rico      57,100        1,010
First Busey Corp., Class A      26,300          506
First Citizens Bancshares       22,400        1,414
First Commonwealth Financial
  Corp.                        116,100        1,350
First Financial Bancorp.        92,753        1,652
First Financial Bancshares,
  Inc.                          19,600          529
First United Bancshares, Inc.   49,700          817

SCHWAB SMALL-CAP INDEX FUND(R)
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                                 Number      Value
                               of Shares    (000s)
                              ---------  -----------
Frontier Financial Corp.        34,500    $     651
Hancosk Holding Co.             20,945          725
Harbor Florida Bancshares, Inc. 54,000          567
Imperial Bancorp.+              93,863        1,842
Independence Community Bank    143,200        1,683
Irwin Financial Corp.           41,200          698
MAF Bancorp., Inc.              48,725          914
Merchants Bancorp., Inc.
  New York                      36,900          616
Mid-State Bancshares            22,200          583
National Bancorp. of Alaska,
  Inc.                          59,900        2,216
National City Bancshares, Inc.  33,487          737
National Penn Bancshares, Inc.  34,160          704
Net.B@nk, Inc.+                 71,300          740
One Valley Bancorp., Inc.       56,200        1,907
Park National Corp.             19,120        1,745
PFF Bancorp., Inc.              34,500          485
Provident Bankshares Corp.      63,647          951
Queens County Bancorp., Inc.    41,530          844
Republic Bancorp.               89,900          888
Republic Security Financial
  Corp.                        108,200          602
Richmond County Financial Corp. 58,000          993
Riggs National Corp.            55,500          753
S & T Bancorp., Inc.            53,900          947
The South Financial Group, Inc. 49,700          690
Southwest Bancorp. of Texas,
  Inc.+                         56,100        1,097
Sterling Bancshares             55,200          607
Susquehanna Bancshares, Inc.    74,075        1,023
Texas Regional Bancshares, Inc. 27,900          797
The Trust Co. of New Jersey     37,600          724
TrustCo Bank Corp.             105,124        1,255
UMB Financial Corp.             43,518        1,577
United Bankshares, Inc.         84,700        1,847
United Community Financial
  Corp.                         69,100          389
United National Bancorp.        34,900          683
Wesbanco, Inc.                  37,900          862
Whitney Holding Corp.           44,400        1,548
                                         ----------
                                             55,779
                                         ----------
BUSINESS MACHINES & SOFTWARE -- 2.8%
Activision, Inc.+               46,600          291
Advanced Digital Information+  101,800        2,500
Analogic Corp.                  25,600        1,042
Artesyn Technologies+           74,700        1,811
Auspex Systems, Inc.+           74,100          565
Black Box Corp.+                39,700        3,054
Computer Horizons Corp.+        62,500          859
Concurrent Computer Corp.+     106,300        1,063

                              Number        Value
                             of Shares      (000s)
                             ---------   -----------
Cybex Computer Products Corp.+  38,550   $    1,055
Fair, Isaac & Co., Inc.         27,500        1,164
Hypercom Corp.+                 65,200          954
IKON Office Solutions, Inc.    300,800        1,767
Inprise Corp.+                 112,200          589
InterVoice, Inc.+               64,900        1,034
Iomega Corp.+                  539,100        1,921
LTX Corp.+                      87,900        4,021
Maxtor Corp.+                  226,900        2,709
Micron Electronics, Inc.+      190,700        2,038
MICROS Systems, Inc.+           32,600        1,312
MTI Technology Corp.+           62,100          963
Netegrity+                      38,300        1,700
Procom Technology, Inc.+        22,600          814
PTEK Holdings, Inc.+           102,100          517
SCM Microsystems, Inc.+         28,000        2,216
Systems & Computer Technology
  Corp.+                        66,800        1,574
                                         ----------
                                             37,533
                                         ----------
BUSINESS SERVICES -- 13.2%
24/7 Media, Inc.+               44,200          867
4 Kids Entertainment, Inc.+     23,300          537
Aaron Rents, Inc., Class A      38,800          599
ABM Industries, Inc.            44,200        1,116
Actel Corp.+                    44,100        1,623
Actuate Corp.+                  55,000        1,647
Advantage Learning Systems,
  Inc.+                         68,600          999
Advent Software, Inc.+          59,300        3,113
Advo, Inc.+                     40,700        1,221
AHL Services, Inc.+             37,300          361
Akamai Technologies, Inc.+      17,930        1,773
Alliance Semiconductor Corp.+   85,100        1,734
Apex, Inc.+                     41,250        1,219
Aspen Technology, Inc.+         49,800        1,762
Avant Corp.+                    75,500        1,359
AXENT Technologies, Inc.+       56,100        1,129
Banyan Systems, Inc.+           47,300          656
Bell & Howell Co.+              46,400        1,233
Beyond.com Corp.+               84,300          184
BindView Development Corp.+     95,200          768
Bowne & Co., Inc.               74,100          852
Cambridge Technology Partners,
  Inc.+                        119,700        1,317
Catalytica, Inc.+               70,300          782
CDI Corp.+                      36,700          826
Century Business Services,
  Inc.+                        172,700          561
Cerner Corp.+                   67,500        1,489
Choicepoint, Inc.+              59,200        2,250

                                Number      Value
                               of Shares    (000s)
                              ---------  -----------
Com21, Inc.+                    46,400   $    1,299
Complete Business Solutions,
  Inc.+                         73,200        1,674
Computer Task Group, Inc.       41,900          356
Cytec Industries, Inc.+         83,800        2,524
DBT Online, Inc.+               38,100          750
Dendrite International, Inc.+   76,850        1,758
Digital River, Inc.+            50,900          763
Documentum, Inc.+               33,100        1,953
Earthweb, Inc.+                 29,600          533
Echelon Corp.+                  67,200        2,188
Eclipsys Corp.+                 69,900          559
F.Y.I., Inc.+                   27,900          748
FactSet Research Systems, Inc.  62,700        1,803
FileNet Corp.+                  65,000        1,909
Forrester Research, Inc.+       40,800        1,849
G & K Services, Inc., Class A   45,950        1,126
Global Imaging Systems, Inc.+   45,300          331
Great Plains Software, Inc.+    32,300        1,367
Grey Advertising, Inc.           2,900        1,329
GTECH Holdings, Corp.+          69,800        1,448
HA-LO Industries, Inc.+         93,775          686
Harbinger Corp.+                72,900        1,376
Hyperion Solutions Corp.+       63,845        1,936
IDT Corp.+                      50,400        1,594
IDX Systems Corp.+              55,100          933
iGate Capital Corp.+           101,300        3,039
In Focus Systems, Inc.+         45,100        1,350
Infocure Corp.+                 56,100          512
Inso Corp.+                     27,300          126
Iron Mountain, Inc.+           108,020        3,781
Jacobs Engineering Group,
  Inc.+                         52,200        1,635
JDA Software Group, Inc.+       46,600          868
John H. Harland Co.             62,900          967
Kroll-O'Gara Co.+               44,300          341
Kronos, Inc.+                   24,650          792
Labor Ready, Inc.+              93,350          846
Lason, Inc.+                    43,900          198
Learning Tree International,
  Inc.+                         43,500        2,085
Lightbridge, Inc.+              36,300          762
Manugistics Group, Inc.+        55,200        2,363
MAXIMUS, Inc.+                  42,200          994
MemberWorks, Inc.+              31,700        1,024
Mentor Corp.                    49,000          867
Mentor Graphics Corp.+         127,200        1,670
Mercator Software, Inc.+        57,000        2,098
Mercury Computer Systems,
  Inc.+                         42,300        1,626
Metamor Worldwide, Inc.+        68,100        1,319

                              Number        Value
                             of Shares      (000s)
                             ---------   -----------
Miami Computer Supply Corp.+    22,600   $      473
MicroStrategy, Inc.+ (b)        47,300        1,224
Modis Professional Services,
  Inc.+                        192,200        1,454
National Data Corp.             65,900        1,829
NationsRent, Inc.+             111,800          538
Natural MicroSystems Corp.+     31,300        2,038
Navigant Consulting Co.+        79,900          794
Netmanage, Inc.+               141,100          450
Network Peripherals, Inc.+      31,800          890
New England Business Service,
  Inc.                          27,100          447
Novadigm, Inc.+                 36,700          502
NYFIX, Inc.+                    42,250        1,138
Ogden Corp.                     98,000          962
On Assignment, Inc.+            43,400        1,362
Orbital Sciences Corp.+         80,400        1,015
PAXAR Corp.+                    93,735          955
Pegasus Systems, Inc.+          40,050          711
Performance Food Group Co.+     27,100          715
Phoenix Technologies Ltd.+      49,600          973
Pittston Brink's Group          99,200        1,624
Policy Management Systems
  Corp.+                        71,400          946
Pre-Paid Legal Services, Inc.+  44,300        1,418
Primark Corp.+                  40,100        1,083
Priority Healthcare Corp.,
  Class B+                      43,527        2,410
ProBusiness Services, Inc.+     49,000        1,292
Progress Software Corp.+        68,500        1,370
Project Software & Development,
  Inc.+                         42,300        1,290
Protein Design Labs, Inc.+      37,600        3,816
Provant, Inc.+                  79,600          440
Proxim, Inc.+                   23,100        1,777
Puma Technology, Inc.+          80,100        2,453
QRS Corp.+                      26,950          889
R. H. Donnelley Corp.+          67,200        1,344
Radiant Systems, Inc.+          50,400          939
RadiSys Corp.+                  33,600        1,390
Remedy Corp.+                   57,500        3,055
Romac International, Inc.+      92,100          950
Rural Cellular Corp., Class A.+ 21,100        1,560
S3, Inc.+                      157,700        2,218
SAGA Systems, Inc.+             56,500        1,052
Sanchez Computer Associates,
  Inc.+                         48,900          947
The Santa Cruz Operation, Inc.+ 70,900          430
Seachange International, Inc.+  41,550        1,247
SEACOR SMIT, Inc.+              22,200        1,360
Sirius Satellite Radio, Inc.+   53,500        2,123
SITEL Corp.+                   130,300          896
SoftNet Systems, Inc.+          51,300          770

SCHWAB SMALL-CAP INDEX FUND(R)
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
Spartech Corp.                  54,200   $    1,883
SportsLine USA, Inc.+           46,900          900
Spyglass, Inc.+                 33,700        1,786
Standard Register Co.           53,400          698
StarTek, Inc.+                  27,300        1,403
Strayer Education, Inc.         29,800          613
Structural Dynamics Research
  Corp.+                        77,400        1,035
Sylvan Learning Systems, Inc.+ 100,000        1,506
Syntel, Inc.+                   75,700          842
Tetra Technology, Inc.+         79,375        1,870
Transaction Systems Architects,
  Inc.+                         64,300        1,049
Unify Corp.+                    44,800          538
UNOVA, Inc.+                   110,200        1,543
URS Corp.+                      29,900          381
Volt Information Sciences,
  Inc.+                         30,200        1,044
The Wackenhut Corp.+            43,600          575
Wallace Computer Services, Inc. 80,600          882
Wave Systems Corp.+             80,300        1,541
Zixit Corp.+                    30,800        1,138
                                         ----------
                                            174,818
                                         ----------
CHEMICAL -- 3.1%
A. Schulman                     59,200          762
Airgas, Inc.+                  137,800          810
Albemarle Corp.                 92,200        1,930
Amcol International Corp.       51,700          847
Brady Corp., Class A            45,100        1,325
Cambrex Corp.                   53,800        2,206
Celgene Corp.+                 128,500        6,048
Chemfirst, Inc.                 40,900          792
Dexter Corp.                    46,300        2,541
Ethyl Corp.                    174,400          545
Ferro Corp.                     70,400        1,610
Fuller                          27,600        1,061
Geon Co.                        46,800        1,024
International Specialty
  Products, Inc.+              134,900          793
Lilly Industries, Inc.,
  Class A                       46,050          501
M. A. Hanna Co.                 97,500        1,121
Macdermid, Inc.                 61,200        1,434
Olin Corp.                      89,300        1,585
OM Group, Inc.                  47,400        2,180
Rollins, Inc.                   57,700          829
Sequa Corp., Class A+           20,800        1,024
Techne Corp.+                   40,300        2,866
Tredegar Industries, Inc.       75,800        1,957
Twinlab Corp.+                  74,300          557
W.R. Grace & Co.+              142,200        1,849

                              Number      Value
                             of Shares     (000s)
                             ---------   -----------
WD-40 Co.                       31,100   $      620
Wellman, Inc.                   67,200        1,436
Xceed, Inc.+                    38,300          527
                                         ----------
                                             40,780
                                         ----------
CONSTRUCTION -- 3.3%
Centex Construction Products,
  Inc.                          37,400        1,155
D.R. Horton, Inc.              132,700        1,717
DAL-Tile International, Inc.+  109,300        1,066
Dycom Industries, Inc.+         77,600        4,035
Elcor Corp.                     38,150        1,214
Florida Rock Industries, Inc.   36,900        1,195
Granite Construction, Inc.      59,950        1,424
Insituform Technologies, Inc.,
  Class A+                      50,300        1,688
Integrated Electrical Services,
  Inc.+                         74,800          360
Justin Industries, Inc.         49,600          905
Kaufman & Broad Home Corp.      95,400        1,836
Lennar Corp.                   119,200        2,220
Morrison Knudsen Corp.+        105,100          966
NCI Building Systems, Inc.+     36,000          688
NVR, Inc.+                      19,200        1,195
Owens Corning                  110,000        2,001
Palm Harbor Homes, Inc.+        43,987          726
Pulte Corp.                     90,600        1,948
Quanta Services, Inc.+         101,250        4,702
The Ryland Group, Inc.          28,400          571
Simpson Manufacturing, Inc.+    24,000        1,086
Specialty Equipment Cos., Inc.+ 36,800          759
Standard Pacific Corp.          59,200          596
Texas Industries, Inc.          41,400        1,351
Toll Brothers, Inc.+            73,000        1,583
U.S. Home Corp.+                26,900          963
U.S. Plastic Lumber Corp.+      62,700          274
United Dominion Industries Ltd. 77,800        1,357
Walter Industries, Inc.         95,100        1,016
Webb Del Corp.+                 36,000          538
West Teleservices Corp.+       126,400        2,670
                                         ----------
                                             43,805
                                         ----------
CONSUMER - DURABLE -- 0.9%
Champion Enterprises, Inc.+     95,400          674
Furniture Brands International,
  Inc.+                         97,700        1,826
Genlyte Group, Inc.+            27,100          532
Haverty Furniture Cos., Inc.    43,400          488
Helen of Troy Ltd.+             68,600          455
Kimball International, Inc.,
  Class B                       80,000        1,120
La-Z-Boy, Inc.                 122,400        1,920

                               Number       Value
                              of Shares     (000s)
                              ---------  -----------
Rent-A-Center, Inc.+            49,100   $    1,000
SLI, Inc.                       75,750        1,080
Sunbeam Corp.+                 262,633          919
Toro Co.                        25,300          778
Windmere Durable Holdings,
  Inc.+                         44,600          716
                                         ----------
                                             11,508
                                         ----------
CONSUMER - NONDURABLE -- 2.7%
The 3DO Co.+                    88,600          543
Acclaim Entertainment, Inc.+   154,400          422
Applebee's International, Inc.  53,900        1,964
Buffets, Inc.+                  84,200          826
Cbrl Group, Inc.               121,700        1,688
Cdnow, Inc.+                    49,300          213
CEC Entertainment, Inc.+        53,300        1,599
Cheesecake Factory+             44,600        1,826
CKE Restaurants, Inc.          100,300          370
Cytyc Corp.+                    71,300        3,191
Department 56, Inc.+            34,700          317
Dover Downs Entertainment, Inc. 70,500          864
Fossil, Inc.+                   64,200        1,332
Handleman Co.+                  55,800          670
Hanover Direct, Inc.+          418,400          732
IHOP Corp.+                     39,200          637
Jack in the Box, Inc.+          75,800        1,857
JAKKS Pacific, Inc.+            37,500          689
Jostens, Inc.                   61,500        1,518
The Marcus Corp.                56,725          606
Midway Games, Inc.+             71,266          472
Movado Group, Inc.              27,100          234
NPC International, Inc.+        45,000          467
Oneida Ltd.                     32,000          612
Papa John's International,
  Inc.+                         60,700        1,669
Regis Corp.                     80,650          943
Ruby Tuesday, Inc.              60,874        1,275
Russ Berrie & Co., Inc.         40,700          758
Ryan's Family Steak Houses,
  Inc.+                         71,000          694
Sonic Corp.+                    36,500        1,015
Stewart Enterprises, Inc.,
  Class A                      216,300        1,041
The Topps Co., Inc.+           106,800          934
Trans World Entertainment
  Corp.+                       112,450        1,181
Triarc Cos., Inc.+              46,900          967
Tupperware Corp.               114,900        2,169
                                         ----------
                                             36,295
                                         ----------
CONTAINERS -- 0.3%
Ball Corp.                      59,700        1,881

                               Number       Value
                             of Shares      (000s)
                             ---------   -----------
Gaylord Container Corp.+       106,000   $      543
Greif Brothers Corp.,
  Class A                       45,700        1,508
                                         ----------
                                              3,932
                                         ----------
ELECTRONICS -- 12.8%
Adaptive Broadband Corp.+       67,100        2,181
Advanced Radio Telecom Corp.+   56,000          935
Alliant Techsystems, Inc.+      18,900        1,316
Anadigics, Inc.+                55,200        4,154
Anixter International, Inc.+    71,900        2,422
Asyst Technologies, Inc.+       62,100        3,322
Atmi, Inc.+                     55,500        2,137
AVT Corp.+                      59,500          658
Aware, Inc.+                    43,300        1,689
Belden, Inc.                    47,800        1,419
Benchmark Electronics, Inc.+    32,400        1,302
Brooks Automation, Inc.+        32,300        2,897
C&D Technologies, Inc.          25,500        1,643
C-Cor Electronics, Inc.+        63,500        2,484
Cable Design Technologies
  Corp.+                        56,750        1,944
Cirrus Logic, Inc.+            131,500        2,153
Coherent, Inc.+                 49,300        2,850
Cohu, Inc.                      39,800        1,515
Computer Network Technology
  Corp.+                        46,000          742
Concord Communications, Inc.+   27,600          773
Cox Radio, Inc., Class A+       18,400        1,334
Cyberonics, Inc.+               34,900          711
Data Broadcasting Corp.+        68,500          336
Digital Microwave Corp.+       139,900        5,168
Dionex+                         43,400        1,579
DSP Group, Inc.+                49,900        3,549
Dupont Photomasks, Inc.+        30,700        1,721
Electro Scientific Industries,
  Inc.+                         53,000        3,342
Electroglas, Inc.+              41,000        1,589
ESS Technology, Inc.+           83,700        1,088
Exar Corp.+                     34,750        2,786
General Semiconductor, Inc.+    81,900        1,638
Genrad, Inc.+                   57,100          425
Gerber Scientific, Inc.         42,600          591
Hadco Corp.+                    27,300        2,247
Harman International
  Industries, Inc.              34,100        2,229
Hearst-Argyle Television,
  Inc.+                        103,300        2,202
Hollywood Entertainment Corp.+  87,700          614
Hutchinson Technology, Inc.+    48,000          612
IMRglobal Corp.+                76,450          984
International Rectifier Corp.+ 121,800        5,983
Kent Electronics Corp.+         60,600        1,769

SCHWAB SMALL-CAP INDEX FUND(R)
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
Kopin Corp.+                    59,700   $    4,623
Kulicke & Soffa Industries,
  Inc.+                         47,500        3,720
Littelfuse, Inc.+               40,600        1,441
Lucent Technologies, Inc.       79,942        4,971
MEMC Electronic Materials,
  Inc.+                        137,804        2,394
Methode Electronics, Inc.,
  Class A                       71,350        2,973
MGC Communications, Inc.+       54,000        2,646
MMC Networks, Inc.+             63,100        1,672
MRV Communications, Inc.+       53,900        3,716
Netopia, Inc.+                  32,900        1,374
NetOptix Corp.+                 23,000        4,057
P-Com, Inc.+                   144,100        1,558
Park Electrochemical Corp.      20,900          536
Paxson Communications Corp.+   107,000          876
Pinnacle Systems, Inc.+        100,300        2,407
Pioneer - Standard Electronics,
  Inc.                          52,700          807
Plantronics, Inc.+              32,400        2,867
Plexus Corp.+                   35,700        2,736
Power Intergrations, Inc.+      52,400        1,192
Power-One, Inc.+                44,600        3,044
PRI Automation, Inc.+           45,900        3,666
Rayovac Corp.+                  55,100        1,150
Remec, Inc.+                    57,300        2,174
REX Stores Corp.+               25,876          650
Silicon Storage Technology,
  Inc.+                         50,300        4,904
Silicon Valley Group, Inc.+     66,500        1,895
Snyder Communications, Inc.+   143,600        3,411
Spectrian Corp.+                22,600          400
SpeedFam-IPEC, Inc.+            58,400          923
STAR Telecommunications, Inc.+ 113,100          537
Superior Telecommunications,
  Inc.                          40,101          486
Technitrol, Inc.                32,500        2,210
Tekelec, Inc.+                 112,800        3,948
Thermoquest Corp.+              99,800        1,678
THQ, Inc.+                      35,600          552
Three-Five Systems, Inc.+       26,666        2,320
Tweeter Home Entertainment
  Group, Inc.+                  37,200        1,372
Varian Medical Systems, Inc.+   61,200        2,448
Western Digital Corp.+         266,900        1,852
Youthstream Media Networks,
  Inc.+                         40,000          255
Zoran Corp.+                    26,600        1,328
                                         ----------
                                            168,802
                                         ----------
ENERGY - RAW MATERIALS -- 2.3%
Arch Coal, Inc.                 74,900          403
Atwood Oceanics, Inc.+          26,900        1,631

                                Number      Value
                              of Shares     (000s)
                             ---------   -----------
Barrett Resources Corp.+        64,300   $    2,042
Basin Exploration, Inc.+        41,400          580
Cabot Oil & Gas Corp., Class A  50,400          936
Dril-Quip, Inc.+                33,800        1,373
Evergreen Resources, Inc.+      37,400          865
Forest Oil Corp.+              104,800        1,172
Friede Goldman Halter, Inc.+    81,800          506
Grey Wolf, Inc.+               327,500        1,330
Helmerich & Payne, Inc.        102,600        3,213
Key Energy Group, Inc.+        165,500        1,614
Kirby Corp.+                    49,300        1,020
Louis Dreyfus Natural Gas
  Corp.+                        79,800        2,234
MAXXAM, Inc.+                   13,900          375
McDermott International, Inc.  118,400          962
Newpark Resources, Inc.+       144,100        1,189
NL Industries, Inc.            104,300        1,695
Parker Drilling Co.+           154,300          665
Tom Brown, Inc.+                69,000        1,311
USEC, Inc.                     179,300          840
UTI Energy Corp.+               38,500        1,338
Varco International, Inc.+     131,800        1,647
Western Gas Resources, Inc.     64,600        1,078
                                         ----------
                                             30,019
                                         ----------
FOOD & AGRICULTURE -- 2.6%
7-Eleven, Inc.+                820,700        3,078
Agribrands International, Inc.+ 19,700          738
American Italian Pasta Co.,
  Class A+                      36,300          898
Aurora Foods, Inc.+            188,600          908
Bob Evans Farms, Inc.           75,500          986
Coca-Cola Bottling Co.          17,500          893
Delta & Pine Land Co.           80,100        1,682
Dole Food Co., Inc.            110,600        1,942
Dreyer's Grand Ice Cream, Inc.  54,400        1,306
Earthgrains Co.                 83,300        1,171
Fleming Cos., Inc.              76,600        1,259
Fresh Del Monte Produce, Inc.+ 103,400          872
Grand Union Co.+                86,100          145
The Hain Food Group, Inc.+      35,600          955
J.M. Smucker Co., Class A       58,000          928
Lance, Inc.                     64,500          685
Michael Foods, Inc.             42,100          903
Ralcorp Holdings, Inc.+         59,166          817
Rexall Sundown, Inc.+          128,500        2,474
Scotts Co., Class A+            55,400        2,001
Seaboard Corp.                   3,200          576
Smithfield Foods, Inc.+        113,300        2,415

                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
Tootsie Roll Industries,
  Inc.                          67,359   $    2,076
Universal Foods Corp.           98,500        1,619
Vlasic Foods International,
  Inc.+                        119,100          208
Whole Foods Market, Inc.+       53,200        2,264
Wild Oats Markets, Inc.+        44,000          583
                                         ----------
                                             34,382
                                         ----------
GOLD -- 0.0%
Battle Mountain Gold Co.+      275,000          567
                                         ----------
HEALTHCARE / DRUGS & MEDICINE -- 10.3%
Abgenix, Inc.+                  76,100        6,816
Acuson Corp.+                   51,300          632
Advance Paradigm, Inc.+         41,500          519
Alkermes, Inc.+                 52,900        2,817
Alpharma, Inc., Class A         59,767        2,308
Amerisource Health Corp.+      102,500        2,050
Apria Healthcare Group, Inc.+  102,200        1,424
Arrow International, Inc.       47,300        1,614
Avigen, Inc.+                   32,400        1,061
Barr Laboratories, Inc.+        46,000        1,987
Bergen Brunswig Corp.          269,800        1,349
Beverly Enterprises, Inc.+     196,500          663
Bindley Western Industries,
  Inc.                          67,298        1,174
Bio-Technology General Corp.+  104,800        1,474
Biomatrix, Inc.+                45,600          869
Caremark Rx, Inc.+             396,600        2,528
Carter-Wallace, Inc.            89,200        1,985
Cephalon, Inc.+                 64,900        3,651
Cerus Corp.+                    25,400          940
ChiRex, Inc.+                   29,700          505
Conmed Corp.+                   29,400          768
Cooper Cos., Inc.               28,100          945
COR Therapeutics, Inc.+         50,400        3,840
Covance, Inc.+                 113,000        1,038
Coventry Health Care, Inc.+    118,700        1,261
CV Therapeutics, Inc.+          35,600        1,420
Datascope Corp.                 31,900        1,057
Diagnostic Products Corp.       26,300          807
Dura Pharmaceuticals, Inc.+     87,600        1,139
Entremed, Inc.+                 29,300        1,536
Enzo Biochem, Inc.+             49,800        2,017
Foundation Health Systems,
  Inc.+                        243,100        2,446
Haemonetics Corp.+              51,300        1,180
Henry Schein, Inc.+             79,800        1,116
Idexx Laboratories, Inc.+       72,900        1,914
IGEN International, Inc.+       29,800          475

                               Number       Value
                              of Shares     (000s)
                             ---------   -----------
ImClone Systems+                56,900    $   5,178
Incyte Pharmaceuticals, Inc.+   57,300        4,412
Inhale Therapeutic Systems+     40,800        2,524
Invacare Corp.                  60,100        1,608
Isis Pharmaceuticals, Inc.+     66,900          744
KV Pharmaceutical Co., Class A+ 37,700          952
Laboratory Corp. of America
  Holdings+                    259,900        1,543
Laser Vision Centers, Inc.+     63,100          256
Ligand Pharmaceuticals, Inc.+   57,800          762
The Liposome Co., Inc.+         82,300        1,440
Medarex, Inc.+                  67,800        3,593
Medicis Pharmaceutical Corp.,
  Class A+                      58,100        2,542
MedQuist, Inc.+                 71,200        2,523
Mid Atlantic Medical Services,
  Inc.+                        100,100          932
Mine Safety Appliances Co.       9,500          617
Myriad Genetics, Inc.+          20,700        1,333
NBTY, Inc.+                    133,100        2,363
Oakley, Inc.+                  141,500        1,627
Ocular Sciences, Inc.+          62,600        1,037
Orthodontic Centers of America,
  Inc.+                         94,900        2,011
Owens & Minor, Inc.             65,600          787
Pathogenesis Corp.+             36,100          767
Perrigo Co.+                   153,000          870
Pharmaceutical Product
  Development, Inc.+            47,300          795
Pharmacopeia, Inc.+             40,400        1,661
Pharmacyclics, Inc.+            30,100        1,366
Province Healthcare Co.+        38,200        1,103
PSS World Medical, Inc.+       142,500        1,225
Quest Diagnostic, Inc.+         86,700        5,045
Quorum Health Group, Inc.+     141,600        1,504
Renal Care Group, Inc.+         90,800        2,026
ResMed, Inc.+                   59,300        2,016
Sangstat Medical Corp.+         34,000          977
SICOR, Inc.+                   176,500        1,997
Sola International, Inc.+       91,600          412
Steris Corp.+                  140,700        1,266
Summit Technology, Inc.+       100,500          892
Sunrise Technologies
  International+                89,000          573
SuperGen, Inc.+                 58,000        1,921
Syncor International Corp.+     23,800          982
Total Renal Care Holdings,
  Inc.+                        154,300          444
Transkaryotic Therapies, Inc.+  46,000        1,377
Triangle Pharmaceuticals, Inc.+ 72,400          468
Universal Health Services,
  Class B+                      61,100        3,345

SCHWAB SMALL-CAP INDEX FUND(R)
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
US Oncology, Inc.+             166,172   $      571
Vertex Pharmaceuticals, Inc.+   51,400        2,686
Vical, Inc.+                    31,200          562
Viropharma, Inc.+               28,600          433
West Pharmaceutical Services,
  Inc.                          28,600          699
                                         ----------
                                            136,092
                                         ----------
HOUSEHOLD PRODUCTS -- 0.3%
Bush Boake Allen, Inc.+         37,900        1,132
Church & Dwight Co., Inc.       82,600        1,476
Nu Skin Asia Pacific, Inc.+     64,200          494
Playtex Products, Inc.+        121,500        1,314
                                         ----------
                                              4,416
                                         ----------
INSURANCE -- 3.3%
Alfa Farmers Federation Corp.   77,800        1,400
American Annuity Group, Inc.    84,450        1,409
AmerUs Life Holdings, Inc.,
  Class A                       49,700          991
Argonaut Group, Inc.            44,500          762
Arthur J. Gallegher & Co.       73,600        2,742
CNA Surety Corp.                92,100        1,358
Commerce Group, Inc.            68,500        2,021
Copart, Inc.+                  109,600        1,891
Delphi Financial Group, Inc.,
  Class A+                      40,971        1,180
E.W. Blanch Holdings            42,400          943
Enhance Financial Services
  Group, Inc.                   75,900          768
FBL Financial Group, Inc.,
  Class A                       58,400          905
First American Financial Corp. 130,900        2,021
Fremont General Corp.          138,100          803
Harleysville Group, Inc.        58,400          938
HCC Insurance Holdings, Inc.    94,650        1,112
HealthAxis, Inc.+               26,900          141
Hilb, Rogal & Hamilton Co.      25,400          719
Hooper Holmes, Inc.            129,000        2,241
Horace Mann Educators Corp.     80,500        1,172
HSB Group, Inc.                 58,300        1,691
Kansas City Life Insurance Co.  24,100          654
Liberty Corp.                   38,500        1,263
Markel Corp.+                   11,800        1,711
Medical Assurance, Inc.+        46,231          613
Nationwide Financial Services, Inc.,
  Class A                       53,587        1,494
Ohio Casualty Corp.            125,700        2,090
Presidential Life Corp.         61,400          978
Reliance Group Holdings, Inc.  241,100          663
RLI Corp.                       21,075          677

                              Number        Value
                             of Shares      (000s)
                             ---------   -----------
SCPIE Holdings, Inc.            23,900   $      707
Selective Insurance Group, Inc. 57,600        1,091
State Auto Financial Corp.      77,800          778
Trenwick Group, Inc.            36,950          522
Triad Guaranty, Inc.+           27,600          580
UICI+                           91,100          399
W.R. Berkley Corp.              51,000        1,077
Zenith National Insurance Corp. 33,200          813
                                         ----------
                                             43,318
                                         ----------
MEDIA -- 1.6%
Ackerly Group, Inc.             45,900          597
Actv, Inc.+                     92,600        1,678
Banta Corp.                     53,400        1,045
Consolidated Graphics, Inc.+    32,500          384
CTC Communications Group, Inc.+ 45,150        1,524
Cumulus Media, Inc.+            55,300          726
Cymer, Inc.+                    56,700        2,215
Emusic.com, Inc.+               64,500          139
Gaylord Entertainment Co.       66,100        1,582
John Wiley & Sons, Inc.,
  Class A                      122,700        2,116
Journal Register Co.+           93,100        1,362
Loews Cineplex Entertainment
  Corp.+                       115,100          367
Metromedia International Group,
  Inc.+                        185,200          926
PanAmSat Corp.+                 38,100        1,643
Penton Media, Inc.              62,800        1,652
Scholastic Corp.+               32,700        1,527
Sinclair Broadcast Group, Inc.+ 98,500          769
Young Broadcasting, Inc.+       21,500          462
                                         ----------
                                             20,714
                                         ----------
MISCELLANEOUS FINANCE -- 5.4%
Advanta Corp., Class A          56,509          961
Affiliated Managers Group,
  Inc.+                         46,200        1,854
AMCORE Financial, Inc.          55,650        1,110
American Capital Strategies
  Ltd.                          36,100          875
Area Bancshares Corp.           32,300          630
Bay View Capital Corp.          68,000          489
BOK Financial Corp.+            98,267        1,612
Brown & Brown                   27,100        1,087
BT Financial Corp.              33,090          569
Cathay Bancorp., Inc.           17,800          810
Commercial Federal Corp.       113,700        1,769
CVB Financial Corp.             48,975          790
Dain Rauscher Corp.             25,100        1,555
Downey Financial Corp.          56,171        1,678
Fidelity National Financial,
  Inc.                         138,082        2,037

                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
Financial Federal Corp.+        28,300   $      527
First Sentinel Bancorp., Inc.   78,062          585
First Source Corp.              37,742          778
Greater Bay Bancorp.            28,200        1,199
Heller Financial, Inc.          90,600        1,761
Henry Jack & Associates, Inc.   81,200        3,207
International Bancshares Corp.  33,850        1,401
InterWest Bancorp., Inc.        31,100          498
Investment Technology Group,
  Inc.+                         61,500        2,306
Investors Financial Services
  Corp.                         30,200        2,465
ITT Educational Services, Inc.+ 50,750          907
Liberty Financial Cos., Inc.    94,300        1,768
LNR Property Corp.              45,900          990
M.D.C. Holdings, Inc.           43,500          829
Mail Well Holdings, Inc.+       97,500          871
MessageMedia, Inc.+             94,200          518
Midas, Inc.                     42,700        1,081
Morgan Keegan, Inc.             57,950          924
National Discount Broker Group,
  Inc.+                         36,800        1,074
Northwest Bancorp., Inc.        94,900          688
Ocwen Financial Corp.+         141,500        1,026
Pacific Capital Bancorp.        49,000        1,354
Phoenix Investment Partners
  Ltd.                          87,500          760
Pioneer Group, Inc.+            52,100        1,459
Raymond James Financial, Inc.   91,400        1,839
Sabre Group Holdings, Inc.+    259,500        9,066
Siebert Financial Corp.         45,500          429
SierraCities.com, Inc.+         35,100          211
Southwest Securities Group      23,700          975
Staten Island Bancorp., Inc.    79,000        1,358
Student Loan Corp.              40,100        1,604
United Asset Management Co.    116,900        2,104
Value Line, Inc.                19,500          683
Waddell & Reed Financial, Inc.,
  Class A                       90,150        2,400
Webster Financial Corp.         99,700        2,131
Wesley Jessen VisionCare, Inc.+ 41,700        1,642
                                         ----------
                                             71,244
                                         ----------
NON-FERROUS METALS -- 0.5%
Commercial Metals Co.           27,633          812
Kaiser Aluminum Corp.+         152,200          647
Minerals Technologies, Inc.     43,700        2,021
Reliance Steel & Aluminum Co.   55,675        1,281
Stillwater Mining Co.+          75,900        2,125
                                         ----------
                                              6,886
                                         ----------

                              Number        Value
                             of Shares      (000s)
                             ---------   -----------
OIL - DOMESTIC -- 2.4%
CAL Dive International, Inc.+   33,800   $    1,682
Cross Timbers Oil Co.           95,725        1,382
Global Industries Ltd.+        181,100        2,581
Houston Exploration Co.+        47,200          853
National-Oilwell, Inc.+        132,700        3,176
Newfield Exploration Co.+       83,300        3,384
Nuevo Energy Co.+               51,300          898
Patterson Energy, Inc.+         65,000        1,836
Pennzoil-Quaker State Co.      156,300        1,710
Pioneer Natural Resources Co.+ 200,000        2,062
Pogo Producing Co.              80,800        2,071
Pride International, Inc.+     121,200        2,742
Stone Energy Corp.+             36,600        1,729
Superior Energy Services+      119,900        1,109
Tesoro Petroleum Corp.+         62,200          731
Tuboscope Vetco International
  Corp.+                        88,800        1,543
Vintage Petroleum, Inc.        126,500        2,514
                                         ----------
                                             32,003
                                         ----------
OPTICAL & PHOTO -- 0.6%
Ingram Micro, Inc., Class A+   141,000        2,776
Photronics, Inc.+               47,000        1,566
Polaroid Corp.                  88,200        1,780
Zomax, Inc.+                    29,800        1,410
                                         ----------
                                              7,532
                                         ----------
PAPER & FOREST PRODUCTS -- 0.7%
Buckeye Technology, Inc.+       69,800        1,335
Caraustar Industries, Inc.      49,600          753
Chesapeake Corp.                37,000        1,156
Longview Fibre Co.             102,400        1,306
PH Glatfelter Co.               84,000          903
Rock Tennessee Co., Class A     60,830          559
Thermo Fibertek, Inc.+         122,600          827
Universal Forest Products, Inc. 38,900          525
Wausau Mosinee Paper Corp.     101,825        1,235
                                         ----------
                                              8,599
                                         ----------
PRODUCER GOODS & MANUFACTURING -- 6.5%
Advanced Energy Industries,
  Inc.+                         57,000        3,933
AGCO Corp.                     128,800        1,529
Albany International Corp.,
  Class A+                      60,483          919
AMETEK, Inc.                    64,000        1,316
Applied Industrial Technologies,
  Inc.                          40,800          709

SCHWAB SMALL-CAP INDEX FUND(R)
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
AptarGroup, Inc.                73,200   $    2,086
Astec Industries, Inc.+         44,800        1,126
Baldor Electric, Co.            82,020        1,523
Barnes Group, Inc.              36,400          617
CLARCOR, Inc.                   47,850          861
Comfort Systems USA, Inc.+      75,000          516
Cuno, Inc.+                     33,200          901
Curtiss-Wright Corp.            19,300          688
Daisytek International Corp.+   33,400          409
Diamond Technology Partners,
  Inc.+                         37,700        2,983
Encompass Services Corp.+       44,289          307
Federal Signal Corp.            92,300        1,875
Fisher Scientific
  International+                79,900        3,191
Flowserve Corp.                 73,934        1,044
Foster Wheeler Corp.            89,500          822
Franklin Electric Corp.         10,500          747
Graco, Inc.                     40,637        1,377
Hanover Compressor Co.+         57,200        3,332
Helix Technology Corp.          44,300        2,262
Hughes Supply, Inc.             45,150          689
Husmann International, Inc.    100,900        1,400
Ibis Technology Corp.+          18,000          765
IDEX Corp.                      59,325        1,854
Ionics, Inc.+                   31,000          728
JLG Industries, Inc.            89,100          846
Kaydon Corp.                    60,500        1,414
Kennametal, Inc.                60,000        1,725
Libbey, Inc.                    32,200          982
Lincoln Electric Co., Class A   90,400        1,722
Lone Star Technologies, Inc.+   45,200        2,085
Manitowoc Co., Inc.             51,862        1,721
Marine Drilling Co., Inc.+     115,600        3,006
Mark IV Industries, Inc.        87,800        1,860
MascoTech, Inc.                 87,500        1,012
Matthews International Corp.,
  Class A                       26,100          600
Maverick Tube Corp.+            35,300        1,006
Metals USA, Inc.                72,300          515
Milacron, Inc.                  73,800        1,347
MSC Industrial Direct, Inc.+    67,900          951
NACCO Industries, Inc., Class A 15,650          702
Nordson Corp.                   33,000        1,475
Precision Castparts Corp.       48,800        2,037
Presstek, Inc.+                 63,400        1,331
Regal Beloit                    40,200          726
Roper Industries, Inc.          60,600        1,909
Sauer, Inc.                     53,400          464
Scott Technologies, Inc.+       35,700          696

                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
Shaw Group, Inc.+               30,200   $    1,074
SPS Technologies, Inc.+         24,700          775
Steelcase, Inc.                 50,500          593
Stewart & Stevenson Services    55,800          673
Tecumseh Products Co., Class A  39,800        1,848
Tennant Co.                     17,800          620
Terex Corp.+                    56,200          878
Thermo Optek Corp.+            100,200        1,472
UCAR International, Inc.+       89,500        1,180
Ultratech Stepper, Inc.+        42,900          641
Valmont Industries, Inc.        45,200          898
Watsco, Inc.                    57,500          740
Watts Industries, Inc.,
  Class A                       52,300          699
WMS Industries, Inc.+           59,300          519
York International Corp.        88,000        2,123
                                         ----------
                                             85,374
                                         ----------
RAILROAD & SHIPPING -- 0.5%
Alexander & Baldwin, Inc.       86,600        1,818
Overseas Shipholding Group,
  Inc.                          67,000        1,755
Westinghouse Air Brake Co.     101,479        1,148
Wisconsin Central
 Transportation Corp.+         105,600        1,538
                                         ----------
                                              6,259
                                         ----------
REAL PROPERTY -- 0.2%
Fairfield Communities, Inc.+    74,400          674
Forest City Enterprises, Inc.   59,500        1,733
Trammell Crow Co.+              71,400          928
                                         ----------
                                              3,335
                                         ----------
RETAIL -- 3.1%
99 Cents Only Stores+           66,200        2,491
Ames Department Stores, Inc.+   56,400        1,012
Burlington Coat Factory
  Warehouse Corp.               92,440        1,387
Casey's General Stores, Inc.   118,900        1,390
Charming Shoppes, Inc.+        192,000        1,296
Claire's Stores, Inc.          102,075        1,882
Cost Plus, Inc.+                48,500        1,482
Duane Reade, Inc.+              34,400        1,032
Egghead.com, Inc.+              68,748          320
Great Atlantic & Pacific Tea
  Co., Inc.                     76,900        1,408
Insight Enterprises, Inc.+      51,900        2,170
Intertan, Inc.+                 74,700        1,032
Longs Drug Stores, Inc.         78,300        1,820

                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
Michaels Stores, Inc.+          61,300   $    2,418
OfficeMax, Inc.+               227,600        1,280
PC Connection, Inc.+            35,700        1,709
Pep Boys-Manny, Moe, & Jack    103,000          650
PetSmart, Inc.+                224,700          730
Pier 1 Imports, Inc.           197,500        2,247
Ruddick Corp.                   91,000        1,041
Shop At Home, Inc.+             61,200          385
ShopKo Stores, Inc.+            59,200        1,058
Spiegel, Inc., Class A         261,100        2,154
Sunglass HUT International,
  Inc.+                         91,000          682
Systemax, Inc.+                 69,700          536
United Stationers, Inc.+        71,300        2,380
Value City Department Stores,
  Inc.+                         63,100          643
Venator Group, Inc.+           275,900        3,276
Whitehall Jewellers, Inc.+      32,450          558
                                         ----------
                                             40,469
                                         ----------
STEEL -- 0.4%
Bethlehem Steel Corp.+         259,100        1,393
Carpenter Technology Corp.      43,500          873
Cleveland-Cliffs, Inc.          21,300          523
LTV Corp.                      202,000          719
Ryerson Tull, Inc.              48,300          598
Steel Dynamics, Inc.+           99,900        1,136
                                         ----------
                                              5,242
                                         ----------
TELEPHONE -- 2.5%
Brightpoint, Inc.+             106,150        1,254
CellStar Corp.+                119,800          689
CFW Communication Co.           25,200          970
COMSAT Corp.                   105,500        2,578
FirstCom Corp.+                 57,600        1,195
GST Telecommunications, Inc.+  108,500          366
ICG Communications, Inc.+       94,200        2,802
Inter Tel, Inc.                 52,000        1,053
Interdigital Communications
  Corp.+                        97,000        2,007
Leap Wireless International,
  Inc.+                         46,600        2,394
Northeast Optic Network, Inc.+  32,300        1,809
Optical Cable Corp.+            74,900        1,863
Pacific Gateway Exchange,
  Inc.+                         39,700          251
PairGain Technologies, Inc.+   144,900        3,604
Pegasus Communications Corp.+   31,700        3,459
Primus Telecommunications
  Group, Inc.+                  73,700        2,418
TALK.com, Inc.+                128,100        1,249
TCI Satellite Entertainment,
  Inc., Class A+               126,100        1,324

                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
Teligent, Inc.+                 19,300   $      724
World Access, Inc.+             90,700        1,429
                                         ----------
                                             33,438
                                         ----------
TOBACCO -- 0.1%
Brooke Ltd.                     42,810          594
Universal Corp.                 60,100        1,134
                                         ----------
                                              1,728
                                         ----------
TRAVEL & RECREATION -- 1.8%
AMERCO+                         44,400          744
American Classic Voyager+       37,700          756
Anchor Gaming, Inc.+            23,200          934
Argosy Gaming Co.+              56,800          909
Avis Rent A Car, Inc.+          62,500        1,266
Aztar Corp.+                    85,800        1,024
Bally Total Fitness Holding
  Corp.+                        46,700        1,045
Callaway Golf Co.              152,500        2,535
Central Parking Corp.           73,000        1,871
Choice Hotels International,
  Inc.+                        107,700        1,420
Dollar Thrifty Automotive
  Group, Inc.+                  51,000        1,071
Extended Stay Amererica, Inc.+ 191,200        1,709
Intranet Solutions, Inc.+       40,000          890
Marketing Services Group, Inc.+ 56,600          393
Prime Hospitality Corp.+        94,700          876
Rent-Way, Inc.+                 44,200        1,147
Sodexho Marriott Services,
  Inc.                         124,600        1,822
Station Casinos, Inc.+          84,500        2,408
Sunterra+                      144,100          297
Vail Resorts, Inc.+             54,400          877
                                         ----------
                                             23,994
                                         ----------
TRUCKING & FREIGHT -- 1.6%
American Freightways Corp.+     79,200        1,475
Arnold Industries, Inc.         53,500          625
Circle International Group,
  Inc.                          38,400        1,020
Forward Air Corp.+              41,500        1,427
Fritz Cos., Inc.+               72,600          699
Heartland Express, Inc.+        57,947          978
J.B. Hunt Transport Services,
  Inc.                          70,650        1,166
Landstar Systems, Inc.+         21,000        1,202
M.S. Carriers, Inc.+            23,100          549
Roadway Express, Inc.           38,900          914
Rollins Truck Leasing Corp.    113,550        1,128
Swift Transportation Co.,
  Inc.+                        129,800        2,604
US Freightways Corp.            54,600        2,546
Wabash National Corp.           45,800          667

SCHWAB SMALL-CAP INDEX FUND(R)
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                               Number   Value
                              of Shares    (000s)
                              ---------  -----------
Werner Enterprises, Inc.        95,362   $    1,788
XTRA Corp.+                     23,700        1,114
Yellow Corp.+                   49,900          951
                                         ----------
                                             20,853
                                         ----------
UTILITIES - ELECTRIC & GAS -- 3.8%
AGL Resources, Inc.            112,800        1,974
American States Water Co.       18,000          542
Atmos Energy Corp.              63,300        1,005
Avista Corp.                    93,500        2,764
Black Hills Corp.               42,900          984
California Water Service Group  25,700          599
CH Energy Group, Inc.           33,400        1,100
Cleco Corp.                     44,200        1,522
CMP Group, Inc.                 65,100        1,884
CTG Resources, Inc.             16,400          632
E'Town Corp.                    16,800        1,095
El Paso Electric Co.+          115,000        1,272
Empire District Electric Co.    34,700          748
Energen Corp.                   59,700        1,093
Hawaiian Electric Industries,
  Inc.                          64,100        2,372
IDACORP, Inc.                   77,400        2,854
Laclede Gas Co.                 38,500          756
Madison Gas & Electric Co.      31,900          578
New Jersey Resources Corp.      34,900        1,405
Northwest Natural Gas Co.       50,300        1,107
Northwestern Public Services
  Co.                           46,400        1,067
NUI Corp.                       25,500          682
ONEOK, Inc.                     61,800        1,561
Otter Tail Power Co.            47,800        1,243
Philadelphia Suburban Corp.     81,700        1,961
Piedmont Natural Gas Co., Inc.  67,100        1,896
Public Service Co. of New
  Mexico                        81,300        1,463
RGS Energy Group, Inc.          71,800        1,687
Southern Union Co.+             94,950        1,632
Southwest Gas Corp.             60,600        1,155
UGI Corp.                       54,000        1,104
Unisource Energy Corp.          64,880        1,054
United Illuminating Co.         28,200        1,297
Vectren Corp.+                 123,052        2,477
Veritas DGC, Inc.+              60,400        1,450
WPS Resources Corp.             53,200        1,589
                                         ----------
                                             49,604
                                         ----------
TOTAL COMMON STOCK
  (Cost $1,274,158)                       1,316,062
                                         ----------
                                 Par        Value
                                (000s)      (000s)
                              ---------  ----------
U.S. TREASURY OBLIGATIONS -- 0.0%
U.S. Treasury Bills (a) (b)
   5.71%-5.76%, 06/15/00          $540   $      536
                                         ----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $536)                                   536
                                         ----------
                               Number
                              of Shares
                              ---------

SHORT-TERM INVESTMENTS -- 0.8%
HSBC Holdings Grand Cayman
  Time Deposit
   5.44%*, 05/01/00          9,164,383        9,164
Bank One Grand Cayman
  Time Deposit
   5.44%*, 05/01/00          1,698,628        1,699
                                         ----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $10,863)                             10,863
                                         ----------
TOTAL INVESTMENTS -- 100.4%
  (Cost $1,285,557)                       1,327,461
                                         ----------
OTHER ASSETS AND LIABILITIES, NET -- (0.4%)
  Other assets                                1,234
  Liabilities                                (6,202)
                                         ----------
                                             (4,968)
                                         ----------
TOTAL NET ASSETS -- 100.0%               $1,322,493
                                         ==========


SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.

SCHWAB INTERNATIONAL INDEX FUND(R)
SCHEDULE OF INVESTMENTS
April 30, 2000 (Unaudited)

                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.4%
--------------------------------------------------------------------------------
AUSTRALIA -- 1.6%
AMP Ltd.                       173,175   $    1,516
Australia & New Zealand
  Banking Group Ltd.           224,109        1,548
Brambles Industries Ltd.        38,235        1,075
Broken Hill Proprietary Co.
  Ltd.+                        246,491        2,652
Cable and Wireless Optus Ltd.  510,400        1,647
Coles Myer Ltd.                192,593          721
Commonwealth Bank of Australia 124,915        1,901
National Australia Bank        227,567        3,115
News Corporation Ltd.          305,939        3,882
Westpac Banking Corp.          260,376        1,661
                                         ----------
                                             19,718
                                         ----------
BELGIUM -- 0.5%
Almanij NV                      27,381        1,011
Electrabel                       8,291        2,009
Fortis (B)                     102,444        2,592
UCB SA                          24,836          837
                                         ----------
                                              6,449
                                         ----------
CANADA -- 4.6%
Alcan Aluminum Ltd.             37,466        1,219
Bank of Montreal                37,377        1,356
Bank of Nova Scotia             77,594        1,767
Barrick Gold Corp.              52,091          875
BCE, Inc.                       89,564       10,367
BCT. Telus Communications, Inc. 26,400          677
Bombardier, Inc., Class B       95,100        2,554
Canadian Imperial Bank of
  Commerce                      54,445        1,426
Canadian Pacific Ltd.           50,624        1,177
Imperial Oil Ltd.               63,322        1,483
Loblaw Co. Ltd.                 38,800        1,040
Nortel Networks Corp.          188,092       21,250
Royal Bank of Canada            43,886        2,070
Seagram Co. Ltd.                55,690        2,926
Thomson Corp.                   89,432        2,952
Toronto-Dominion Bank           67,156        1,552
TransCanada PipeLines Ltd.      74,100          525
                                         ----------
                                             55,216
                                         ----------

                                Number       Value
                               of Shares     (000s)
                              ---------  -----------
DENMARK -- 0.6%
D/S 1912, Series B                 152   $    1,533
Dampskibsselkabet Svendborg,
  Series B                         116        1,609
Den Danske Bank                  7,622          759
Novo-Nordisk A/S, Series B      10,672        1,435
Tele Danmark A/S, Series B      30,861        2,263
                                         ----------
                                              7,599
                                         ----------
FRANCE -- 9.2%
Accor SA                        25,663          955
Air Liquide SA                  12,742        1,663
Alcatel SA                      29,135        6,770
Alstom                          30,523          762
Aventis SA                      53,056        2,925
Axa                             50,112        7,448
Banque Nationale de Paris       44,334        3,592
Bouygues SA+                       269          172
Bouygues SA                      4,596        2,940
Canal Plus                      19,208        3,711
Cap Gemini SA                   12,030        2,368
Carrefour Supermarche SA        76,376        4,984
Castorama Dubois
  Investissements SA             5,864        1,283
Compagnie de Saint-Gobain SA    13,719        1,877
Credit Commerical de France     10,393        1,484
Establissements Economiques du
  Casino Guichard Perrachon SA  10,894          997
Groupe Danone                   10,962        2,403
Lafarge SA                      18,397        1,527
L'Oreal SA                       9,646        6,558
LVMH                            14,362        6,042
Michelin, Series B              21,163          704
Pinault-Printemps-Redoute SA    16,706        3,378
PSA Peugeot Citroen              6,683        1,386
Sanofi-Synthelabo SA+          110,872        4,148
Schneider Electric SA           25,234        1,656
Societe Generale                15,231        3,162
STMicroelectronics NV           41,855        8,006
Suez Lyonnaise des Eaux SA      27,554        4,331
Total Fina Elf SA              106,093       16,136
Valeo SA                        13,407          745
Vivendi                         78,467        7,780
                                         ----------
                                            111,893
                                         ----------

SCHWAB INTERNATIONAL INDEX FUND(R)
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                                Number       Value
                               of Shares    (000s)
                              ---------  -----------
GERMANY -- 6.1%
BASF AG                         90,279   $    3,956
Bayer AG                       106,563        4,451
Bayerische Motoren Werke
  (BMW) AG                      91,414        2,466
Bayerische Vereinsbank AG       56,611        3,457
Commerzbank AG                  68,589        2,601
DaimlerChrysler AG             139,733        8,169
Degussa-Huels AG+               20,500          596
Deutsche Bank AG               112,865        7,601
Deutsche Lufthansa AG           51,768        1,083
Dresdner Bank AG                73,948        3,053
Ergo Versicherungs Gruppe AG    10,500        1,076
Metro AG                        40,148        1,566
Muenchener Rueckversicher AG    28,456        8,363
Preussag AG                     22,900          943
RWE AG                          66,701        2,168
Schering AG                      9,382        1,330
Siemens AG                      85,595       12,714
ThyssenKrupp AG+                78,370        1,650
Veba AG                         71,701        3,607
Viag AG                         66,482        1,300
Volkswagen AG                   40,720        1,540
                                         ----------
                                             73,690
                                         ----------
HONG KONG / CHINA -- 2.0%
Cheung Kong Holdings           331,000        3,952
CLP Holdings Ltd.              293,900        1,317
Hang Seng Bank Ltd.            298,700        2,751
Henderson Land Development Co. 282,000        1,231
Hong Kong & China Gas Co. Ltd. 723,349          794
Hong Kong Electric Holdings
  Ltd.                         328,500        1,025
Hutchison Whampoa Ltd.         548,000        7,985
Sun Hung Kai Properties Ltd.   337,694        2,677
Swire Pacific Ltd., Class A    246,500        1,392
The Wharf Holdings Ltd. +      376,000          780
                                         ----------
                                             23,904
                                         ----------
ITALY -- 3.5%
Assicurazioni Generali+        161,472        4,606
Autostrade Concessionie
  Costruzioni Autostrade SPA   160,539        1,084
Banca Commerciale Italiana SPA  35,210          167

                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
Banca Di Roma SPA+             707,950   $      750
Banca Intesa SPA+              457,372        1,688
Banca Intesa SPA - RNC+        314,509          636
Edison SPA                      86,055          802
ENI SPA                      1,085,662        5,412
Fiat SPA                        44,930        1,104
Fiat SPA - RNC                  15,452          193
Istituto Nazionale Assicuraz
  SPA                          554,495        1,193
Mediaset SPA                   155,944        2,537
Olivetti SPA                   589,966        1,957
Telecom Italia SPA             500,565        7,016
Telecom Italia SPA - RNC+      179,792        1,135
TIM SPA                        919,850        8,802
TIM SPA - RNC                  223,802          883
Unicredito Italiano SPA        674,008        2,739
                                         ----------
                                             42,704
                                         ----------
JAPAN -- 31.1%
Advantest Corp.                 14,700        3,361
Ajinomoto Co., Inc.             83,000          949
The Asahi Bank Ltd.            408,000        1,963
Asahi Breweries Ltd.            86,000          875
Asahi Chemical Industry Co.
  Ltd.                         206,000        1,186
Asahi Glass Co. Ltd.           154,000        1,351
The Bank of Tokyo-Mitsubishi
  Ltd.                         652,500        8,416
Bridgestone Corp.              124,000        2,691
Canon, Inc.                    123,000        5,622
Central Japan Railway              287        1,540
Chubu Electric Power Co.        98,100        1,616
The Chugoku Electric Power Co.,
  Inc.                          82,000        1,018
The Dai-Ichi Kangyo Bank Ltd.  445,000        3,689
DAI Nippon Printing Co. Ltd.   100,000        1,696
Daiwa House Industry Co. Ltd.  120,000          799
Daiwa Securities Group, Inc.   189,000        2,886
DDI Corp.                          334        3,832
Denso Corp.                    129,000        3,157
East Japan Railway Co.             375        2,221
Fanuc                           33,100        3,467
The Fuji Bank Ltd.             486,000        4,047
Fuji Photo Film Co. Ltd.        72,000        2,885
Fujitsu Ltd.                   262,000        7,418
Hitachi Ltd.                   460,000        5,491
Honda Motor Co. Ltd.           142,000        6,346

                               Number       Value
                              of Shares     (000s)
                              ---------  -----------
Hoya Corp.                      15,000   $    1,527
Industrial Bank of Japan Ltd.  368,000        3,031
Ito-Yokado Co. Ltd.             59,000        4,307
Japan Telecom Co. Ltd.              64        3,257
Japan Tobacco, Inc.                301        2,214
Jusco Co. Ltd.                  54,000          999
Kansai Electric Power Co.      144,300        2,270
KAO Corp.                       90,000        2,740
Kawasaki Steel Corp.           592,000          920
Keyence Corp.                    5,390        1,788
Kinki Nippon Railway Co.       215,830          815
Kirin Brewery Co. Ltd.         159,000        2,070
Komatsu Ltd.                   212,000        1,020
Kyocera Corp.                   26,000        4,347
Kyushu Electric Power Co.       63,800          741
Matsushita Communications
  Industrial Co. Ltd.           26,000        4,075
Matsushita Electric Industrial
  Co. Ltd.                     289,000        7,648
Matsushita Electric Works       94,000        1,043
Mazda Motor Corp.              212,000          651
Mitsubishi Corp.               219,000        1,905
Mitsubishi Chemical Corp.      265,000        1,062
Mitsubishi Electric Corp.      310,000        2,648
Mitsubishi Estate Co. Ltd.     189,000        2,125
Mitsubishi Heavy Industries
  Ltd.                         510,000        1,586
Mitsubishi Trust & Banking
  Corp.                        190,000        1,595
Mitsui & Co.                   246,000        1,823
Murata Manufacturing Co. Ltd.   35,000        6,801
NEC Corp.                      237,000        6,447
Nintendo Co. Ltd.               20,600        3,431
The Nikko Securities Co. Ltd.  231,000        2,725
Nippon Express Co. Ltd.        184,000        1,161
Nippon Mitsubishi Oil Corp.    222,000          768
Nippon Steel Corp.             995,000        2,237
Nippon Telegraph & Telephone
  Corp.                          1,813       22,479
Nissan Motor Co. Ltd.          362,000        1,645
Nomura Securities Co. Ltd.     277,000        6,971
NTT DoCoMo, Inc.                 1,364       45,561
Osaka Gas Co. Ltd.             392,000        1,070
Ricoh Co. Ltd.                  97,000        2,046
Rohm Co.                        17,000        5,694
Sakura Bank Ltd.               567,000        3,977
Sankyo Co. Ltd.                 62,000        1,365

                               Number       Value
                              of Shares     (000s)
                              ---------  -----------
The Sanwa Bank Ltd.            413,000   $    3,990
Sanyo Electric Co. Ltd.        296,000        1,975
Secom Co.                       39,000        3,269
Seibu Railway Co.               65,000          831
Sekisui House Ltd.             120,000        1,099
Seven-Eleven Japan Co.         118,000       14,521
Sharp Corp.                    168,000        3,241
Shin-Etsu Chemical Co.          56,700        2,996
Shiseido Co. Ltd.               92,000        1,163
The Shizuoka Bank Ltd.         103,000          953
SMC Corp.                       10,000        1,989
Sony Corp.                     116,400       13,366
The Sumitomo Bank Ltd.         458,000        5,725
Sumitomo Chemical Co. Ltd.     207,000        1,030
Sumitomo Corp.                 141,000        1,579
Sumitomo Electric Industries    92,000        1,225
Sumitomo Trust & Banking Co.
  Ltd.                         220,000        1,608
Suzuki Motor Corp. Ltd.         63,000          938
Taisho Pharmaceutical Co.       51,000        1,708
Takeda Chemical Industries     127,000        8,355
TDK Corp.                       19,000        2,544
Tohoku Electric Power Co.       66,600          785
The Tokai Bank Ltd.            297,000        1,544
Tokio Marine & Fire Insurance
  Co.                          229,000        2,233
Tokyo Electric Power Co., Inc. 198,700        4,688
Tokyo Electronics Ltd.          24,000        3,911
Tokyo Gas Co. Ltd.             471,000        1,037
Toppan Printing Co. Ltd.        93,000          972
Toray Industries, Inc.         240,000          871
Toshiba Corp.                  446,000        4,325
Toyota Motor Corp.             536,000       26,633
West Japan Railway  Co.            175          602
Yamanouchi Pharmaceutical Co.   52,000        2,747
Yamato Transport Co. Ltd.       58,000        1,449
                                         ----------
                                            377,009
                                         ----------
NETHERLANDS -- 5.7%
ABN-AMRO Holdings NV           205,161        4,235
Aegon NV                        93,906        6,765
Akzo Nobel NV                   43,972        1,804
ASM Lithography Holding NV+     66,314        2,599
Elsevier NV                     85,374          832
Fortis NV                       63,632        1,604

SCHWAB INTERNATIONAL INDEX FUND(R)
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
ING Groep NV                   134,674   $    7,366
Koninklijke Ahold NV            91,034        2,128
Koninklijke Philips Electronics
  NV                           192,924        8,627
Royal Dutch Petroleum Co.      323,703       18,702
Royal KPN NV                    70,233        7,095
TNT Post Group NV               74,422        1,628
Unilever NV                     84,693        3,856
VNU NV                          30,444        1,633
Wolters Kluwer NV               35,554          841
                                         ----------
                                             69,715
                                         ----------
SPAIN -- 2.6%
Banco Bilbao Vizcaya
  Argentaria SA                373,872        5,111
Banco Popular Espanol           34,068          922
Banco Santander Central
  Hispano SA                   526,515        5,503
Endesa SA                      155,665        3,385
Gas Natural SDG SA              81,460        1,364
Iberdrola SA                   148,616        1,911
Repsol SA                      172,541        3,538
Telefonica SA                  462,897       10,327
                                         ----------
                                             32,061
                                         ----------
SWEDEN -- 3.2%
Electrolux AB, Series B         48,454          820
Foreningssparbaken, Series A    76,221       1,124
Hennes & Mauritz AB, Series B  111,247        2,957
Nordic Baltic Holding AB       201,536        1,272
Skandia Forsakrings AB          69,450        3,328
Skandinaviska Enskilda Banken,
  Series A                     106,864        1,170
Svenska Handlesbanken AB,
  Series A                      101,022        1,337
Svenska Handelsbanken AB,
  Series B                       53,561         688
Telefonaktiebolaget LM Ericsson,
  Series B                     279,621       24,892
Volvo AB, Series A              26,050          609
Volvo AB, Series B              38,526          936
                                         ----------
                                             39,133
                                         ----------
SWITZERLAND -- 5.1%
Adecco SA                        2,605        2,142
Alusuisse Lonza Group AG         1,108          703
Cie Financiere Richemont,
  Series A                         764        1,861

                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
Clariant AG                      2,020   $      739
Credit Suisse Group,
  Registered                    38,884        7,040
Holderbank Financiere
  Glarus AG, Bearer                760          861
Holderbank Financiere Glarus AG,
  Registered                     2,943          941
Nestle SA, Registered            5,636        9,958
Novartis AG, Registered          9,753       13,656
Roche Holding AG, Bearer           219        2,629
Roche Holding AG, Genus            987       10,332
Schweizerische
 Lebensversicherungs-und
  Rentenanstalt                  1,600          849
UBS AG, Registered              29,051        7,134
Zurich Allied AG                 7,042        3,000
                                         ----------
                                             61,845
                                         ----------
UNITED KINGDOM -- 22.6%
Abbey National PLC             206,737        2,366
Alliance & Leicester PLC        93,610          932
Amvescap PLC                    85,231        1,238
Associated British Foods PLC   135,084          803
AstraZeneca PLC                252,493       10,624
BAA PLC                        143,314          930
Bank of Scotland PLC +         165,104        1,471
Barclays PLC                   210,444        5,407
BASS PLC                       114,181        1,342
BG Group PLC                   479,109        2,871
Billiton PLC                   280,553        1,047
BOC Group PLC                   47,105          779
Boots Co. PLC                  157,816        1,228
BP Amoco PLC                 3,230,270       28,029
British Aerospace PLC          358,909        2,213
British Airways PLC            142,475          742
British American Tobacco PLC   290,455        1,765
British Energy PLC             219,483          587
British Sky Broadcasting PLC   248,190        6,117
British Telecommunications PLC 920,209       16,574
Cable & Wireless PLC           347,809        5,785
Cable & Wireless Communications
  PLC                          169,765        2,550
Cadbury Schweppes PLC          288,970        1,985
Centrica PLC                   596,018        2,126
CGU PLC                        181,292        2,606
Compass Group PLC               93,368        1,331
120

                                Number      Value
                               of Shares    (000s)
                              ---------  -----------
Diageo PLC                     505,514   $    4,109
GKN PLC                         91,748        1,275
Glaxo Wellcome PLC             512,430       15,885
Granada Group PLC              253,258        2,481
Great Universal Stores PLC     171,714        1,041
Halifax Group PLC              310,803        2,913
Hanson PLC                     114,055          842
Hays PLC                       273,040        1,885
Hilton Group PLC               248,465        1,048
HSBC Holdings PLC            1,197,189       13,320
Imperial Chemical Industries
  PLC                          108,538          934
Imperial Tobacco Group PLC      84,439          634
Invensys PLC                   536,368        2,581
J Sainsbury PLC                256,515        1,349
Kingfisher PLC                 215,397        1,772
Legal & General Group PLC      786,557        2,062
Lloyds TSB Group PLC           766,836        7,536
Marconi PLC                    370,236        4,644
Marks & Spencer PLC            430,439        1,581
National Grid Group PLC        221,283        1,827
National Power PLC             159,236          725
New Dixons Group PLC           211,372          867
Norwich Union PLC              253,690        1,741
Pearson, Inc. PLC               82,993        2,871
Peninsular & Oriental Steam
  Navigation                    87,594          869
Powergen PLC                   106,860          677
Prudential Corp. PLC           269,320        4,155
Railtrack Group PLC             94,195        1,198
Reed International PLC         144,366        1,004
Rentokil Initial PLC           362,995          998
Reuters Group PLC              202,594        3,643
Rio Tinto PLC                  158,600        2,469
Rolls-Royce PLC                251,663          936
Royal & Sun Alliance Insurance
  Group PLC                    183,015        1,027
Royal Bank of Scotland Group
  PLC                          291,815        4,550
Schroders PLC                   48,763          746
Scottish & Newcastle PLC       104,466          778
Scottish & Southern Energy PLC 115,521          979

                                Number      Value
                               of Shares    (000s)
                              ---------  -----------
Scottish Power PLC             148,235   $    1,193
Shell Transport & Trading Co.
  PLC                        1,430,326       11,695
SmithKline Beecham PLC         793,540       10,909
Standard Chartered PLC         144,432        1,946
Telewest Communications PLC    300,559        1,835
Tesco PLC                      965,955        3,310
Unilever PLC                   399,712        2,410
United Utilities PLC            91,258          878
Vodafone AirTouch PLC        7,146,254       32,932
Whitbread PLC                   84,727          764
Woolwich PLC                   235,114        1,147
WPP Group PLC                  102,317        1,656
                                         ----------
                                            274,075
                                         ----------
TOTAL COMMON STOCKS
  (Cost $903,536)                         1,195,011
                                         ----------
--------------------------------------------------------------------------------
 PREFERRED STOCKS -- 0.7%
--------------------------------------------------------------------------------
AUSTRALIA -- 0.3%
News Corporation Ltd.          298,837        3,212
                                         ----------
--------------------------------------------------------------------------------
GERMANY -- 0.4%
Metro AG                         5,860          123
RWE AG                          18,788          495
SAP AG                           5,837        3,450
Volkswagen AG                   22,670          500
                                         ----------
                                              4,568
                                         ----------
ITALY -- 0.0%
Fiat SPA                        29,606          434
                                         ----------
TOTAL PREFERRED STOCKS
  (Cost $6,005)                               8,214
                                         ----------

SCHWAB INTERNATIONAL INDEX FUND(R)
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                               Number      Value
                              of Shares    (000s)
                              ---------  -----------
SHORT-TERM INVESTMENTS -- 1.5%
Bank One Grand Cayman Time Deposit
   5.44%*, 05/01/00         17,928,079   $   17,928
                                         ----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $17,928)                             17,928
                                         ----------
TOTAL INVESTMENTS -- 100.6%
  (Cost $927,469)                         1,221,153
                                         ----------
OTHER ASSET AND LIABILITIES, NET -- (0.6%)
  Other assets                               92,037
  Liabilities                               (99,073)
                                         ----------
                                             (7,036)
                                         ----------
TOTAL NET ASSETS -- 100.0%               $1,214,117
                                         ==========



NOTES TO SCHEDULES OF INVESTMENTS
April 30, 2000 (Unaudited)


+  Non-income producing security.
*  Interest rate represents the yield on report date.
ADR -- American Depository Receipt.
LLC -- Limited Liability Company.
LP -- Limited Partnership.
Ltd. -- Limited.
PLC -- Public Limited Company.
RNC -- Risparmio Non-Convertible.
(a) Yields shown are effective yields at time of purchase.
(b) These securities, or portion thereof, are being used to collaterize open futures contracts.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES (in thousands)
April 30, 2000 (Unaudited)

                                                            Schwab     Schwab     Schwab Total    Schwab         Schwab
                                                           S&P 500      1000      Stock Market   Small-Cap    International
                                                            Fund       Fund(R)   Index Fund(TM) Index Fund(R) Index Fund(R)
                                                        ------------ ----------- -------------- ------------- -------------
ASSETS
Investments, at value (Cost: $5,949,337, $4,055,428,
   $393,268, $1,285,557 and $927,469, respectively)       $8,112,893  $7,533,707    $426,804     $1,327,461     $1,221,153
Cash                                                              --           1         --              --             --
Foreign currency                                                  --          --         --              --            981
Cash held as collateral for securities on loan
   (see Note 6)                                              667,248     654,761      68,685             --         82,659
Receivables:
   Investments sold                                               --          --          23             --            239
   Fund shares sold                                            4,951         385         693            654          3,636
   Dividends                                                   6,202       5,503         287            414          3,816
   Interest                                                      176          30          26              4              8
   Securities lending income                                      35          59          12             --             57
   Variation margin                                               --          --          --             58             --
   Dividend tax reclaim                                           --          --          --             --            626
   Deferred offering costs                                        --          --          26             --             --
Prepaid expenses                                                 452         116          56            104             15
                                                          ----------  ----------    --------     ----------     ----------
     Total assets                                          8,791,957   8,194,562     496,612      1,328,695      1,313,190
                                                          ----------  ----------    --------     ----------     ----------
LIABILITIES
Collateral held for securities on loan (see Note 6)          667,248     654,761      68,685             --         82,659
Payables:
   Investments purchased                                      80,260       4,110       1,704          5,996         15,231
   Fund shares redeemed                                        4,650         491         148             32            416
   Variation margin                                              109          49           8             --             --
   Investment advisory and administration fees                   130         167          --             32             42
   Transfer agency and shareholder service fees                   75         143           5             22             21
   Withholding taxes                                              --          --          --             --            116
Accrued expenses                                                 532         476         330            120            376
Unrealized loss on forward foreign currency contracts
   (see Note 2)                                                   --          --          --             --            212
                                                          ----------  ----------    --------     ----------     ----------
     Total liabilities                                       753,004     660,197      70,880          6,202         99,073
                                                          ----------  ----------    --------     ----------     ----------
Net assets applicable to outstanding shares               $8,038,953  $7,534,365    $425,732     $1,322,493     $1,214,117
                                                          ==========  ==========    ========     ==========     ==========
NET ASSETS CONSIST OF:
Paid-in capital                                           $5,943,770  $4,070,449    $391,066     $1,070,278       $927,792
Undistributed net investment income                           22,072      15,429       1,030          1,933          3,847
Accumulated net realized gain (loss) on investments sold,
   futures contracts and foreign currency transactions       (90,453)    (30,020)        (29)       209,024        (11,065)
Net unrealized appreciation on investments
   and futures contracts                                   2,163,564   3,478,507      33,665         41,258        293,684
Net unrealized depreciation on translating assets
   and liabilities into reporting currency                        --          --          --             --           (141)
                                                          ----------  ----------    --------     ----------     ----------
                                                          $8,038,953  $7,534,365    $425,732     $1,322,493     $1,214,117
                                                          ==========  ==========    ========     ==========     ==========
PRICING OF SHARES:
Net asset value, offering and redemption price per share,
   applicable to outstanding shares, $0.00001 par value
     (unlimited shares authorized) Investor Shares
     ($3,499,959/156,193, $5,099,907/127,036,
      $196,433/8,654, $664,235/32,828, $591,015/31,229,
      respectively)                                           $22.41      $40.15      $22.70         $20.23         $18.93
     Select Shares ($4,076,351/181,518,
       $2,434,458/60,629, $229,299/10,093,
       $658,258/32,496, $623,102/32,908, respectively)        $22.46      $40.15      $22.72         $20.26         $18.93
     e. Shares ($462,643/20,631)                              $22.42          NA          NA             NA             NA

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (in thousands)
For the six months ended April 30, 2000 (Unaudited)

                                                      Schwab        Schwab      Schwab Total      Schwab          Schwab
                                                      S&P 500        1000       Stock Market     Small-Cap     International
                                                       Fund         Fund(R)    Index Fund(TM)   Index Fund(R)  Index Fund(R)
                                                    ----------   ------------  --------------   -------------  -------------
Investment income:
   Dividends (net of foreign tax withheld of
      $61, $7, $0, $3 and $952, respectively)        $ 45,397       $ 41,417        $ 1,945        $  4,840         $ 6,709
   Interest                                               533            150            137             327             440
   Securities lending                                     588            732             98              --              70
                                                     --------       --------        -------        --------         -------
     Total investment income                           46,518         42,299          2,180           5,167           7,219
                                                     --------       --------        -------        --------         -------
Expenses:
   Investment advisory and administration fees         13,548          8,377            544           2,411           2,963
   Transfer agency and shareholder service fees
     Investor Shares                                    4,163          6,339            212             722             668
     Select Shares                                      1,991          1,182             96             285             278
     e.Shares                                             228             --             --              --              --
   Custodian fees                                         107            111            155              79             392
   Portfolio accounting fees                              574            549             32             103              92
   Registration fees                                       67             86              2              38             106
   Professional fees                                       34             93             64              11              50
   Shareholder reports                                    100             18             89              15             106
   Trustees' fees                                          55             65              6               8               7
   Interest expense                                        60            106             --              --              --
   Proxy fees                                             201            198             11              36              31
   Amortization of deferred offering costs                 --             --             15              --              --
   Other expenses                                         301             94              3              18               7
                                                     --------       --------        -------        --------         -------
                                                       21,429         17,218          1,229           3,726           4,700
Less:expenses reduced (see Note 4)                    (10,918)        (1,113)          (619)         (1,194)         (1,814)
                                                     --------       --------        -------        --------         -------
     Net expenses incurred by fund                     10,511         16,105            610           2,532           2,886
                                                     --------       --------        -------        --------         -------
Net investment income                                  36,007         26,194          1,570           2,635           4,333
                                                     --------       --------        -------        --------         -------
Net realized gain (loss) on investments, futures
   contracts and foreign currency transactions:
     Net realized gain (loss) on investments sold     (78,526)       (10,138)           219         214,047           5,394
     Net realized gain (loss) on futures contracts       (499)           436           (119)          1,031              --
     Net realized loss on foreign currency
      transactions                                         --             --             --              --            (349)
                                                     --------       --------        -------        --------         -------
       Net realized gain (loss) on investments,
         futures contracts and foreign currency
         transactions                                 (79,025)        (9,702)           100         215,078           5,045
                                                     --------       --------        -------        --------         -------
Change in net unrealized appreciation (depreciation)
   on investments, futures contracts and foreign
   currency translation:
     Net unrealized appreciation (depreciation)
       on investments                                 561,637        610,283         25,050         (67,844)         45,494
     Net unrealized appreciation (depreciation)
       on futures contracts                              (171)          (447)            31            (646)             --
     Net unrealized depreciation on foreign
       currency translation                                --             --             --              --            (141)
                                                     --------       --------        -------        --------         -------
     Net unrealized appreciation (depreciation)
       on investments, futures contracts and
       foreign currency translation                   561,466        609,836         25,081         (68,490)         45,353
                                                     --------       --------        -------        --------         -------
 Net gain on investments                              482,441        600,134         25,181         146,588          50,398
                                                     --------       --------        -------        --------         -------
Increase in net assets resulting from operations     $518,448       $626,328        $26,751        $149,223         $54,731
                                                     ========       ========        =======        ========         =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (in thousands)

                                                                                                         Schwab Total
                                              Schwab S&P 500                 Schwab 1000                 Stock Market
                                                  Fund                         Fund(R)                  Index Fund(TM)
                                        ------------------------      --------------------------    ------------------------
                                          Six months                   Six months                     Six months
                                            ended          Year          ended        Year              ended        Period
                                          04/30/00        ended         04/30/00      ended            04/30/00       ended
                                         (Unaudited)     10/31/99      (Unaudited)    10/31/99        (Unaudited)   10/31/99+
                                        ------------    ---------     ------------   ---------       -------------  ---------
Operations:
   Net investment income                 $   36,007     $   65,370      $   26,194     $   51,388         $  1,570   $    940
   Net realized gain (loss) on
     investments and futures contracts      (79,025)        22,632          (9,702)       (13,695)             100       (129)
   Net unrealized appreciation
      on investments and futures
      contracts                             561,466      1,063,273         609,836      1,244,248           25,081      8,584
                                         ----------     ----------      ----------     ----------         --------   --------
   Increase in net assets resulting
     from operations                        518,448      1,151,275         626,328      1,281,941           26,751      9,395
                                         ----------     ----------      ----------     ----------         --------   --------
Dividends to shareholders from net
 investment income:
   Investor Shares                          (27,441)       (18,212)        (33,936)       (31,297)            (667)        --
   Select Shares                            (38,359)       (19,016)        (19,079)       (11,925)            (813)        --
   e. Shares                                 (4,350)        (2,807)             --             --               --         --
                                         ----------     ----------      ----------     ----------         --------   --------
Distributions to shareholders from net
 capital gains:
   Investor Shares                           (9,855)            --              --             --               --         --
   Select Shares                            (11,814)            --              --             --               --         --
   e. Shares                                 (1,354)            --              --             --               --         --
                                         ----------     ----------      ----------     ----------         --------   --------
   Total dividends and distributions
    to shareholders                         (93,173)       (40,035)        (53,015)       (43,222)          (1,480)        --
                                         ----------     ----------      ----------     ----------         --------   --------
Capital share transactions:
   Proceeds from shares sold              2,217,545      5,031,249       1,043,492      2,713,020          191,478    295,297
   Net asset value of shares issued in
     reinvestment of dividends               87,351         37,624          47,866         39,869            1,369         --
   Early withdrawal fees (see Note 8)            --             --             611          1,032              124         79
   Payments for shares redeemed          (2,058,593)    (2,577,012)     (1,269,108)    (1,552,122)         (77,360)   (19,921)
                                         ----------     ----------      ----------     ----------         --------   --------
   Increase (decrease) in net assets
     from capital share transactions        246,303      2,491,861        (177,139)     1,201,799          115,611    275,455
                                         ----------     ----------      ----------     ----------         --------   --------
Total increase in net assets                671,578      3,603,101         396,174      2,440,518          140,882    284,850

Net Assets:
   Beginning of period                    7,367,375      3,764,274       7,138,191      4,697,673           284,850         --
                                         ----------     ----------      ----------     ----------          --------   --------
   End of period (including
     undistributed net investment
     income of $22,072, $56,216,
     $15,429, $42,250, $1,030,
     and $940, respectively)             $8,038,953     $7,367,375      $7,534,365     $7,138,191           $425,732   $284,850
                                         ==========     ==========      ==========     ==========           ========   ========
Number of fund shares:
   Sold                                     100,895        253,908          26,630         78,398              8,462     14,629
   Reinvested                                 3,991          2,052           1,234          1,241                 62         --
   Redeemed                                 (93,978)      (129,013)        (32,417)       (44,491)            (3,419)      (987)
                                         ----------     ----------      ----------     ----------           --------   --------
   Net increase (decrease) in shares
     outstanding                             10,908        126,947          (4,553)        35,148               5,105     13,642

Shares outstanding:
   Beginning of period                      347,434        220,487         192,218        157,070              13,642         --
                                         ----------     ----------      ----------     ----------            --------   --------
   End of period                            358,342        347,434         187,665        192,218              18,747     13,642
                                         ==========     ==========      ==========     ==========            ========   ========

+ For the period from June 1, 1999 (commencement of operations) to October 31, 1999.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (in thousands)

                                                                     Schwab                 Schwab
                                                                    Small-Cap            International
                                                                   Index Fund(R)         Index Fund(R)
                                                             ---------------------   ----------------------
                                                             Six months              Six months
                                                                ended       Year        ended       Year
                                                              04/30/00      ended     04/30/00      ended
                                                             (Unaudited)  10/31/99   (Unaudited)  10/31/99
                                                             -----------  --------   -----------  --------
Operations:
   Net investment income                                    $    2,635   $  2,830   $    4,333   $  9,282
   Net realized gain (loss) on investments, futures
     contracts and foreign currency transactions               215,078     (5,689)       5,045       (436)
   Net unrealized appreciation (depreciation) on investments,
     futures contracts and foreign currency translation        (68,490)   135,451       45,353    159,588
                                                            ----------   --------   ----------   --------
   Increase in net assets resulting from operations            149,223    132,592       54,731    168,434
                                                            ----------   --------   ----------   --------
Dividends to shareholders from net investment income:
   Investor Shares                                              (1,061)    (1,755)      (4,063)    (4,066)
   Select Shares                                                (1,847)      (752)      (4,878)    (1,055)
Distributions to shareholders from net capital gains:
   Investor Shares                                                  --    (27,699)          --         --
   Select Shares                                                    --     (8,884)          --         --
                                                            ----------   --------   ----------   --------
   Total dividends and distributions to shareholders            (2,908)   (39,090)      (8,941)    (5,121)
                                                            ----------   --------   ----------   --------
Capital share transactions:
   Proceeds from shares sold                                   432,674    608,419      396,865    520,176
   Net asset value of shares issued in reinvestment of
     dividends                                                   2,705     36,340        8,181      4,702
   Early withdrawal fees (see Note 8)                              130        408          248        115
   Payments for shares redeemed                               (158,348)  (468,908)    (132,472)  (314,823)
                                                            ----------   --------   ----------   --------
   Increase in net assets from capital share transactions      277,161    176,259      272,822    210,170
                                                            ----------   --------   ----------   --------
Total increase in net assets                                   423,476    269,761      318,612    373,483

Net Assets:
   Beginning of period                                         899,017    629,256      895,505    522,022
                                                            ----------   --------   ----------   --------
   End of period (including undistributed net
     investment income of $1,933, $2,205,
     $3,847, and $8,898, respectively)                      $1,322,493   $899,017   $1,214,117   $895,505
                                                            ==========   ========   ==========   ========
Number of fund shares:
   Sold                                                         21,419     37,207       20,690     32,399
   Reinvested                                                      144      2,378          427        316
   Redeemed                                                     (7,832)   (28,855)      (6,881)   (19,551)
                                                            ----------   --------   ----------   --------
   Net increase in shares outstanding                           13,731     10,730       14,236     13,164

Shares outstanding:
   Beginning of period                                          51,593     40,863       49,901     36,737
                                                            ----------   --------   ----------   --------
   End of period                                                65,324     51,593       64,137     49,901
                                                            ==========   ========   ==========   ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                           11/1/99-     11/1/98-   11/1/97-   11/1/96-  5/1/96-
 SCHWAB S&P 500 FUND                                       4/30/00      10/31/99   10/31/98   10/31/97  10/31/96
 INVESTOR SHARES                                         (Unaudited)
--------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                      21.17        17.05      14.17      10.88     10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income                                    0.09         0.17       0.16       0.14      0.08
    Net realized and unrealized gain on investments          1.40         4.10       2.85       3.24      0.80
--------------------------------------------------------------------------------------------------------------------
    Total income from investment operations                  1.49         4.27       3.01       3.38      0.88
--------------------------------------------------------------------------------------------------------------------
Less distributions:
    Dividends from net investment income                    (0.18)       (0.15)     (0.13)     (0.09)       --
    Distributions from capital gains                        (0.07)          --         --         --        --
--------------------------------------------------------------------------------------------------------------------
    Total distributions                                     (0.25)       (0.15)     (0.13)     (0.09)       --
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE AT END OF PERIOD                            22.41        21.17      17.05      14.17     10.88
--------------------------------------------------------------------------------------------------------------------
Total return (%)                                             7.05(1)     25.20      21.39      31.29      8.80(1)

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to average net assets        0.35(2,3)    0.35       0.35       0.38      0.49(2)
Expense reductions reflected in above ratio                  0.21(2)      0.27       0.28       0.32      0.40(2)
Ratio of net investment income to average net assets         0.84(2)      1.01       1.25       1.49      1.89(2)
Portfolio turnover rate                                         6            3          1          3         1
Net assets, end of period ($ x 1,000)                   3,499,959    3,182,724  1,935,398    923,148   243,772

                                                           11/1/99-    11/1/98-   11/1/97-   5/19/97-
                                                           4/30/00     10/31/99   10/31/98   10/31/97
 SELECT SHARES(R)                                        (Unaudited)
--------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                      21.23        17.09      14.19      12.85
--------------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income                                    0.11         0.20       0.26       0.05
    Net realized and unrealized gain on investments          1.40         4.12       2.78       1.29
--------------------------------------------------------------------------------------------------------
    Total income from investment operations                  1.51         4.32       3.04       1.34
--------------------------------------------------------------------------------------------------------
Less distributions:
    Dividends from net investment income                    (0.21)       (0.18)     (0.14)       --
    Distributions from capital gains                        (0.07)          --         --        --
--------------------------------------------------------------------------------------------------------
    Total distributions                                     (0.28)       (0.18)     (0.14)       --
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE AT END OF PERIOD                            22.46        21.23      17.09      14.19
--------------------------------------------------------------------------------------------------------
Total return (%)                                             7.13(1)     25.42      21.63      10.43(1)

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to average net assets        0.19(2)      0.19       0.19       0.19(2)
Expense reductions reflected in above ratio                  0.21(2)      0.28       0.28       0.34(2)
Ratio of net investment income to average net assets         1.01(2)      1.17       1.40       1.46(2)
Portfolio turnover rate                                         6            3          1          3
Net assets, end of period ($ x 1,000)                   4,076,351    3,750,052  1,548,052    485,604

(1) Not annualized.
(2) Annualized.
(3) Would have been 0.36% if certain non-routine expenses had been included.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                          11/1/99-     11/1/98-    11/1/97-  11/1/96-   5/1/96-
                                                          4/30/00      10/31/99    10/31/98  10/31/97   10/31/96
 E. SHARES(R)                                           (Unaudited)
---------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                      21.21        17.08      14.19      10.89     10.00
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income                                    0.10         0.20       0.15       0.21      0.04
    Net realized and unrealized gain on investments          1.39         4.09       2.88       3.19      0.85
---------------------------------------------------------------------------------------------------------------------
    Total income from investment operations                  1.49         4.29       3.03       3.40      0.89
---------------------------------------------------------------------------------------------------------------------
Less distributions:
    Dividends from net investment income                    (0.21)       (0.16)     (0.14)     (0.10)       --
    Distributions from capital gains                        (0.07)          --         --         --        --
---------------------------------------------------------------------------------------------------------------------
    Total distributions                                     (0.28)       (0.16)     (0.14)     (0.10)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE AT END OF PERIOD                            22.42        21.21      17.08      14.19     10.89
---------------------------------------------------------------------------------------------------------------------
Total return (%)                                             7.03(1)     25.28      21.50      31.48      8.90(1)

RATIOS/SUPPLEMENTAL DATA (%)
---------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to average net assets        0.28(2)      0.28       0.28       0.28      0.28(2)
Expense reductions reflected in above ratio                  0.12(2)      0.20       0.24       0.33      0.91(2)
Ratio of net investment income to average net assets         0.91(2)      1.08       1.32       1.61      1.82(2)
Portfolio turnover rate                                         6            3          1          3         1
Net assets, end of period ($ x 1,000)                     462,643      434,599    280,824    131,691    36,331

(1) Not annualized.
(2) Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                              11/1/99-   11/1/98-  11/1/97-   9/1/97-     9/1/96-   9/1/95-   9/1/94-
 SCHWAB 1000 FUND(R)                          4/30/00    10/31/99  10/31/98   10/31/97    8/31/97   8/31/96   8/31/95
 INVESTOR SHARES                            (Unaudited)
-------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period           37.12      29.90     25.25      24.78      18.14     15.68     13.08
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income                        0.14       0.26      0.27       0.04       0.28      0.24       0.26
    Net realized and unrealized gain on
      investments                                3.15       7.21      4.64       0.43       6.62      2.45       2.48
-------------------------------------------------------------------------------------------------------------------------
    Total income from investment operations      3.29       7.47      4.91       0.47       6.90      2.69       2.74
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
    Dividends from net investment
      income                                    (0.26)     (0.25)    (0.26)       --       (0.26)    (0.23)     (0.14)
-------------------------------------------------------------------------------------------------------------------------
    Total distributions                         (0.26)     (0.25)    (0.26)       --       (0.26)    (0.23)     (0.14)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE AT END OF PERIOD                40.15      37.12     29.90      25.25      24.78     18.14      15.68
-------------------------------------------------------------------------------------------------------------------------
Total return (%)                                 8.88(1)   25.12     19.63       1.90(1)   38.32     17.27      21.23

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to average
   net assets                                    0.46(2,3)  0.46      0.46       0.46(2)    0.47      0.49       0.54
Expense reductions reflected in above ratio      0.04(2)    0.05      0.05       0.04(2)    0.06      0.08       0.09
Ratio of net investment income to average
   net assets                                    0.67(2)    0.78      1.02       1.00(2)    1.33      1.66       2.03
Portfolio turnover rate                             5          3         2         --          2         2         2
Net assets, end of period ($ x 1,000)       5,099,907  4,924,606 3,657,122  2,610,607  2,498,891 1,560,059   826,714

                                              11/1/99-   11/1/98-  11/1/97-   9/1/97-     5/19/97-
                                              4/30/00    10/31/99  10/31/98   10/31/97    8/31/97
 SELECT SHARES(R)                        (Unaudited)
-----------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------
Net asset value at beginning of period          37.16      29.93     25.26      24.79      22.64
-----------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income                        0.15       0.30      0.32       0.04       0.05
    Net realized and unrealized gain on
      investments                                3.16       7.22      4.63       0.43       2.10
-----------------------------------------------------------------------------------------------------
    Total income from investment operations      3.31       7.52      4.95       0.47       2.15
Less distributions:
    Dividends from net investment
      income                                    (0.32)     (0.29)    (0.28)        --         --
-----------------------------------------------------------------------------------------------------
    Total distributions                         (0.32)     (0.29)    (0.28)        --         --
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE AT END OF PERIOD                40.15      37.16     29.93      25.26      24.79
-----------------------------------------------------------------------------------------------------
Total return (%)                                 8.92(1)   25.29     19.79       1.90(1)    9.50(1)

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------
Ratio of net operating expenses to average
   net assets                                    0.35(2,4)  0.35      0.35       0.35(2)    0.35(2)
Expense reductions reflected in above ratio      0.00(2)    0.02      0.04       0.06(2)    0.33(2)
Ratio of net investment income to average
   net assets                                    0.78(2)    0.89      1.11       1.11(2)    1.26(2)
Portfolio turnover rate                             5          3         2         --          2
Net assets, end of period ($ x 1,000)       2,434,458  2,213,585 1,040,551    426,392    347,244

(1) Not annualized.
(2) Annualized.
(3) Would have been 0.47% if certain non-routine expenses had been included.
(4) Would have been 0.36% if certain non-routine expenses had been included.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                     11/1/99-     6/1/99-
 SCHWAB TOTAL STOCK MARKET INDEX FUND(TM)             4/30/00     10/31/99
 INVESTOR SHARES                                    (Unaudited)
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period                 20.87        20.00
--------------------------------------------------------------------------------
 Income from investment operations:
    Net investment income                               0.08         0.07
    Net realized and unrealized gain
      on investments                                    1.85         0.80
--------------------------------------------------------------------------------
    Total income from investment operations             1.93         0.87
--------------------------------------------------------------------------------
Less distributions:
    Dividends from net investment income               (0.10)          --
--------------------------------------------------------------------------------
    Total distributions                                (0.10)          --
NET ASSET VALUE AT END OF PERIOD                       22.70        20.87
--------------------------------------------------------------------------------
Total return (%)                                        9.24(1)       4.35(1)

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratio of net operating expenses to average net assets   0.40(2,3)    0.40(2)
Expense reductions reflected in above ratio             0.35(2)      0.51(2)
Ratio of net investment income to average net assets    0.80(2)      0.92(2)
Portfolio turnover rate                                    1            1
Net assets, end of period ($ x 1,000)                196,433       135,71



                                                     11/1/99-     6/1/99-
                                                      4/30/00     10/31/99
 SELECT SHARES(R)                                   (Unaudited)
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period                  20.89        20.00
--------------------------------------------------------------------------------
Income from investment operations:
    Net investment income                               0.09         0.07
    Net realized and unrealized gain
      on investments                                    1.84         0.82
--------------------------------------------------------------------------------
    Total income from investment operations             1.93         0.89
--------------------------------------------------------------------------------
Less distributions:
    Dividends from net investment income               (0.10)          --
--------------------------------------------------------------------------------
    Total distributions                                (0.10)          --
--------------------------------------------------------------------------------
NET ASSET VALUE AT END OF PERIOD                       22.72        20.89
--------------------------------------------------------------------------------
Total return (%)                                        9.26(1)      4.45(1)

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratio of net operating expenses to average net assets   0.27(2,4)    0.27(2)
Expense reductions reflected in above ratio             0.33(2)      0.47(2)
Ratio of net investment income to average net assets    0.93(2)      1.05(2)
Portfolio turnover rate                                    1            1
Net assets, end of period ($ x 1,000)                229,299      149,131

(1) Not annualized.
(2) Annualized.
(3) Would have been 0.41% if certain non-routine expenses had been included.
(4) Would have been 0.28% if certain non-routine expenses had been included.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        11/1/99-   11/1/98-   11/1/97-   11/1/96-   11/1/95-    11/1/94-
 SCHWAB SMALL-CAP INDEX FUND(R)                          4/30/00   10/31/99   10/31/98   10/31/97   10/31/96    10/31/95
 INVESTOR SHARES                                       (Unaudited)
------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     17.41     15.39      17.73      13.59     11.70       10.05
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:

    Net investment income                                   0.03      0.06       0.05       0.06      0.07        0.10
    Net realized and unrealized gain
      (loss) on investments                                 2.83      2.89      (2.33)      4.14      1.88        1.61
------------------------------------------------------------------------------------------------------------------------
    Total income (loss) from investment operations          2.86      2.95      (2.28)      4.20      1.95        1.71
------------------------------------------------------------------------------------------------------------------------
Less distributions:

    Dividends from net investment income                   (0.04)    (0.06)     (0.06)     (0.06)    (0.06)      (0.06)
    Distributions from capital gains                          --     (0.87)        --         --        --         --
------------------------------------------------------------------------------------------------------------------------
    Total distributions                                    (0.04)    (0.93)     (0.06)     (0.06)    (0.06)      (0.06)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE AT END OF PERIOD                           20.23     17.41      15.39      17.73     13.59       11.70
------------------------------------------------------------------------------------------------------------------------
Total return (%)                                           16.44(1)  19.96     (12.88)     31.03     16.73       17.11

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to average net assets       0.49(2,3) 0.49       0.49       0.52      0.59        0.68
Expense reductions reflected in above ratio                 0.25(2)   0.30       0.32       0.37      0.35        0.34
Ratio of net investment income to average net assets        0.40(2)   0.33       0.35       0.53      0.56        0.68
Portfolio turnover rate                                       50        41         40         23        23          24
Net assets, end of period ($ x 1,000)                    664,235   452,099    479,500    410,470   209,125     122,074

                                                        11/1/99-   11/1/98-   11/1/97-   5/19/97-
                                                         4/30/00   10/31/99   10/31/98   10/31/97
 SELECT SHARES(R)                                      (Unaudited)
------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     17.44     15.41      17.75      14.50
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income                                   0.05      0.07       0.08       0.02
    Net realized and unrealized gain
      (loss) on investments                                 2.84      2.90      (2.35)      3.23
------------------------------------------------------------------------------------------------------------------------
    Total income (loss) from investment operations          2.89      2.97      (2.27)      3.25
------------------------------------------------------------------------------------------------------------------------
Less distributions:
    Dividends from net investment income                   (0.07)    (0.07)     (0.07)        --
------------------------------------------------------------------------------------------------------------------------
    Distributions from capital gains                          --     (0.87)        --         --
------------------------------------------------------------------------------------------------------------------------
    Total distributions                                    (0.07)    (0.94)     (0.07)        --
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE AT END OF PERIOD                           20.26     17.44      15.41      17.75
------------------------------------------------------------------------------------------------------------------------
Total return (%)                                           16.60(1)  20.14     (12.81)     22.41(1)

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to average net assets       0.38(2,4) 0.38       0.38       0.38(2)
Expense reductions reflected in above ratio                 0.16(2)   0.27       0.33       0.52(2)
Ratio of net investment income to average net assets        0.52(2)   0.44       0.46       0.56(2)
Portfolio turnover rate                                       50        41         40         23
Net assets, end of period ($ x 1,000)                    658,258   446,918    149,756     81,174

(1) Not annualized.
(2) Annualized.
(3) Would have been 0.50% if certain non-routine expenses had been included.
(4) Would have been 0.39% if certain non-routine expenses had been included.

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                         11/1/99-   11/1/98-   11/1/97-   11/1/96-   11/1/95-   11/1/94-
 SCHWAB INTERNATIONAL INDEX FUND(R)                      4/30/00   10/31/99   10/31/98   10/31/97   10/31/96    10/31/95
 INVESTOR SHARES                                       (Unaudited)
------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                      17.93     14.21      13.31      12.23     11.13      10.89
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income                                   0.02      0.19       0.17       0.17      0.16        0.14
    Net realized and unrealized gain
      on investments                                        1.13      3.66       0.88       1.08      1.07        0.22
------------------------------------------------------------------------------------------------------------------------
    Total income from investment operations                 1.15      3.85       1.05       1.25      1.23        0.36
------------------------------------------------------------------------------------------------------------------------
Less distributions:
    Dividends from net investment income                   (0.15)    (0.13)     (0.15)     (0.17)    (0.13)      (0.12)
------------------------------------------------------------------------------------------------------------------------
    Total distributions:                                   (0.15)    (0.13)     (0.15)     (0.17)    (0.13)      (0.12)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE AT END OF PERIOD                           18.93     17.93      14.21      13.31     12.23       11.13
------------------------------------------------------------------------------------------------------------------------
Total return (%)                                            6.43(1)  27.31       8.02      10.33     11.07        3.35

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to average net assets      0.58(2,3) 0.58       0.58       0.61      0.69         0.85
Expense reductions reflected in above ratio                0.35(2)   0.41       0.46       0.52      0.48         0.37
Ratio of net investment income to average net assets       0.74(2)   1.24       1.35       1.36      1.50         1.45
Portfolio turnover rate                                       2         5          6         13         6          --
Net assets, end of period ($ x 1,000)                   591,015   446,625    428,462    317,833   246,778      179,612

                                                        11/1/99-   11/1/98-   11/1/97-   5/19/97-
                                                         4/30/00   10/31/99   10/31/98   10/31/97
SELECT SHARES(R)                                       (Unaudited)
------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     17.96     14.23      13.32      13.59
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income                                   0.08      0.18       0.22       0.04
    Net realized and unrealized gain
      (loss) on investments                                 1.07      3.70       0.85      (0.31)
------------------------------------------------------------------------------------------------------------------------
    Total income (loss) from investment operations          1.15      3.88       1.07      (0.27)
------------------------------------------------------------------------------------------------------------------------
Less distributions:
    Dividends from net investment income                   (0.18)    (0.15)     (0.16)        --
------------------------------------------------------------------------------------------------------------------------
    Total distributions:                                   (0.18)    (0.15)     (0.16)        --
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE AT END OF PERIOD                           18.93     17.96      14.23      13.32
------------------------------------------------------------------------------------------------------------------------
Total return (%)                                            6.41(1)  27.49       8.16      (1.99)(1)

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to average net assets       0.47(2,4) 0.47       0.47       0.47(2)
Expense reductions reflected in above ratio                 0.31(2)   0.39       0.48       0.80(2)
Ratio of net investment income to average net assets        0.85(2)   1.57       1.49       0.17(2)
Portfolio turnover rate                                        2         5          6         13
Net assets, end of period ($ x 1,000)                    623,102   448,880     93,560     49,529

(1) Not annualized.
(2) Annualized.
(3) Would have been 0.59% if certain non-routine expenses had been included.
(4) Would have been 0.48% if certain non-routine expenses had been included.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
For the six months ended April 30, 2000 (Unaudited)
(All currency amounts are in thousands unless otherwise noted.)

1.  DESCRIPTION OF THE FUNDS

The Schwab S&P 500 Fund, Schwab Total Stock Market Index Fund(TM), Schwab Small-Cap Index Fund(R) and Schwab International Index Fund(R) are series of the Schwab Capital Trust (the "Capital trust") and the Schwab 1000 Fund(R) is a series of Schwab Investments (the "Investment trust"), each a no-load, open-end investment management company organized as Massachusetts business trusts on May 7, 1993 and October 26, 1990, respectively, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each series in this report is hereafter referred to as a "fund".

The Schwab S&P 500 Fund, Schwab 1000 Fund, Schwab Total Stock Market Index Fund, Schwab Small-Cap Index Fund and Schwab International Index Fund each offer two classes of shares -- the Investor Shares and the Select Shares(R). Both classes represent interests in the same portfolio of investments of each fund and are substantially the same in all respects except that the classes are subject to different shareholder service fees (see Note 3), investment minimums and certain other expenses. In addition, the Schwab S&P 500 Fund offers a third class of shares --the e.Shares(R). This class is similar to the Select Shares with respect to transfer agency and shareholder service fees, but the e.Shares are available only to clients of Schwab Institutional, Charles Schwab Trust Company and to certain tax-advantaged retirement plans that can execute their trading and information requests through SchwabLink(TM).

In addition to the Schwab S&P 500 Fund, Schwab Total Stock Market Index Fund, Schwab Small-Cap Index Fund and Schwab International Index Fund, the Capital trust also offers the Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio, Schwab MarketTrack Conservative Portfolio, Schwab MarketTrack All Equity Portfolio, Schwab Analytics Fund(R), Schwab MarketManager Growth Portfolio, Schwab MarketManager Balanced Portfolio, Schwab MarketManager Small Cap Portfolio, Schwab MarketManager International Portfolio, Institutional Select(TM) S&P 500 Fund, Institutional Select(TM) Large-Cap Value Index Fund and Institutional Select(TM) Small-Cap Value Index Fund. The assets of each series are segregated and accounted for separately.

In addition to the Schwab 1000 Fund, the Investment trust also offers the Schwab Short-Term Bond Market Index Fund, Schwab Total Bond Market Index Fund, Schwab California Short/Intermediate Tax-Free Bond Fund, Schwab California Long-Term Tax-Free Bond Fund, Schwab Short/Intermediate Tax-Free Bond Fund, Schwab Long-Term Tax-Free Bond Fund and Schwab YieldPlus Fund(TM). The assets of each series are segregated and accounted for separately.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION -- Investments in securities traded on an exchange or in the over-the-counter market are valued at the last-quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Securities for which no quotations are readily available are valued at fair value as determined by the funds' investment adviser pursuant to guidelines adopted in good faith by the Board of Trustees. Futures contracts, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term securities with 60 days or less to maturity are stated at amortized cost, which approximates market value.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAINS (LOSSES) -- Security transactions are accounted for on a trade-date basis (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the funds are informed of the ex-dividend date. Interest income (including accretion of discounts) is recorded on the accrual basis. Realized gains and losses from security transactions are determined on an identified cost basis.

FUTURES CONTRACTS -- The Schwab S&P 500 Fund, Schwab 1000 Fund(R), Schwab Total Stock Market Index Fund(TM) and Schwab Small-Cap Index Fund(R) may invest in futures contracts. The funds are required to deposit with the broker an amount of cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." The "variation margin" represents the daily fluctuation in the value of the contract. When the contract is closed, the funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

The funds will invest in these instruments to participate in the return of an index. The use of futures contracts involves certain risks, which include (1) imperfect correlation between the price movement of the contracts and the underlying securities, or (2) inability to close out positions due to different trading hours, or the temporary absence of a liquid market, for either the contract or underlying securities. These risks may involve amounts exceeding the amount recognized in each fund's statement of operations at any given time.

As of April 30, 2000, the Schwab S&P 500 Fund, the Schwab 1000 Fund, the Schwab Total Stock Market Index Fund and the Schwab Small-Cap Index Fund had the following open Index futures contracts:


                                                                                                         Unrealized
                                            Type of          Number of     Contract                      Appreciation
Fund                                       Contract          Contracts       Value         Expiration   (Depreciation)
-----                                     ----------         ----------    ----------     ----------    -------------
Schwab S&P 500 Fund                       S&P 500 Index          53         $19,345         6/16/00         $   8
Schwab 1000 Fund                          S&P 500 Index          27           9,855         6/16/00           228
Schwab Total Stock Market Index Fund      S&P 500 Index           9           3,285         6/16/00           152
                                        Russell 2000 Index        2             509         6/16/00           (23)
Schwab Small-Cap Index Fund             Russell 2000 Index       14           3,564         6/16/00          (646)

The eligible securities on deposit with brokers available to cover margin requirements for open futures positions at April 30, 2000 were $1,430 for the Schwab S&P 500 Fund, $561 for the Schwab 1000 Fund, $209 for the Total Stock Market Index Fund and $536 for the Schwab Small-Cap Index Fund, respectively. The funds have segregated short-term investments and other securities for the remaining portion of the contract value.

REPURCHASE AGREEMENTS -- Repurchase agreements are fully collateralized by U.S. Treasury or government agency securities. All collateral is held by the funds' custodian and is monitored daily to ensure that its market value at least equals the repurchase price under the agreement.

FOREIGN CURRENCY TRANSLATION -- The accounting records of the Schwab International Index Fund(R) are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the fund denominated in foreign currencies are translated into U.S. dollars at the exchange rates on April 30, 2000. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions.

The Schwab International Index Fund separates within its statement of operations the portion of realized and unrealized gains and losses resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held.

FORWARD CURRENCY CONTRACTS -- A forward currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in value is recorded by the Schwab International Index Fund as an unrealized gain or loss. When the Forward is closed, the Schwab International Index Fund records a realized gain or loss equal to the difference between the value at the time the contract was entered into and the value at the time the contract was closed. The Schwab International Index Fund engages in Forwards in connection with the purchase and sale of portfolio securities to minimize the uncertainty of changes in future exchange rates. The Schwab International Index Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably.

The following forward foreign currency contracts were outstanding as of April 30, 2000:

                                       Settlement      Foreign Currency   In Exchange    Net Unrealized
                                         Dates           to Receive       for (U.S. $)    Depreciation
                                      ------------     ----------------  -------------   -------------
     Foreign Currency Purchases:
     Australian Dollar                   5/1/00              145          $   852           $  (8)
     British Pound                       5/4/00              237              375              (3)
     Canadian Dollar                     5/1/00              945              641              (3)
     European Currency                   5/2/00            3,020            2,792             (40)
     European Currency                  5/31/00            3,785            3,507             (51)
     Japanese Yen                        5/1/00          463,182            4,360             (88)
     Swedish Krona                       5/2/00            8,611              970              (8)
     Swiss Franc                         5/2/00            1,655              973             (11)
                                                                          -------           -----
                                                                          $14,470           $(212)
                                                                          =======           =====

EXPENSES -- Expenses arising in connection with a fund are charged directly to that fund. Expenses common to all series of the trust are generally allocated to each series in proportion to their relative net assets.

FEDERAL INCOME TAXES -- It is each fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each fund is considered a separate entity for tax purposes.

The aggregate unrealized appreciation and depreciation for securities held by the funds at April 30, 2000, which was substantially the same for financial reporting and federal income tax purposes, was as follows:

                                                 Net Unrealized       Appreciated        Depreciated
       Fund                                       Appreciation        Securities         Securities
       ----                                      --------------       -----------        -----------
      Schwab S&P 500 Fund                          $2,163,564         $2,639,355         $ (475,791)
      Schwab 1000 Fund(R)                           3,478,507          3,675,886           (197,379)
      Schwab Total Stock Market Index Fund(TM)         33,665             73,704            (40,039)
      Schwab Small-Cap Index Fund(R)                   41,258            214,509           (173,251)
      Schwab International Index Fund(R)              293,684            345,151            (51,467)

At October 31, 1999, the unused capital loss carryforwards, for federal income tax purposes with expiration dates, were as follows:

                                                        Schwab Total     Schwab Small       Schwab
                                        Schwab 1000     Stock Market       Cap Index     International
      Capital Loss Expirations:            Fund          Index Fund          Fund         Index Fund
      -------------------------         -----------     ------------     ------------    -------------
         10/31/00                        $   354             $--            $  --         $    --
         10/31/02                            935              --               --             140
         10/31/03                             --              --               --              --
         10/31/04                            844              --               --           1,743
         10/31/05                          2,606              --               --           1,837
         10/31/06                            650              --               --          11,905
         10/31/07                         11,853              18            4,126               7
                                         -------             ---           ------         -------
                                         $17,242             $18           $4,126         $15,632
                                         =======             ===           ======         =======

RECLASSIFICATIONS -- Generally accepted accounting principles require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

On the statements of assets and liabilities, the following reclassifications were made:

                                                    Accumulated      Undistributed
                                                   Net Realized      Net Investment
      Fund                                         Gain (Loss)          Income          Paid-In Capital
      ----                                         ------------      --------------     ---------------
      Schwab S&P 500 Fund                              $ (1)             $  (1)              $ 2
      Schwab Small-Cap Index Fund                        (1)                 1                --
      Schwab International Index Fund                   443               (443)               --

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT -- The Capital trust and the Investment trust have investment advisory and administration agreements with Charles Schwab Investment Management, Inc. (the "investment adviser"). For advisory services and facilities furnished, the Schwab S&P 500 Fund pays an annual fee, payable monthly, of 0.20% of the first $500 million of average daily net assets, and 0.17% of such net assets over $500 million. the Schwab 1000 Fund(R) and Total Stock Market Index Fund(TM) pay an annual fee, payable monthly, of 0.30% of the first $500 million of average daily net assets and 0.22% of such net assets over $500 million. The Schwab Small-Cap Index Fund(R) pays an annual fee, payable monthly, of 0.33% of the first $500 million of average daily net assets and 0.28% of such net assets over $500 million. The Schwab International Index Fund(R) pays an annual fee, payable monthly, of 0.43% of the first $500 million of average daily net assets and 0.38% of such net assets over $500 million. The investment adviser has reduced a portion of its fee for the six months ended April 30, 2000 (See Note 4).

Prior to February 29, 2000, for advisory services and facilities furnished, the Schwab S&P 500 Fund paid an annual fee, payable monthly, of 0.36% of the first $1 billion of average daily net assets, 0.33% of the next $1 billion of such net assets, and 0.31% of such net assets over $2 billion. The Schwab Small-Cap Index Fund paid an annual fee, payable monthly, of 0.50% of the first $300 million of average daily net assets and 0.45% of such net assets over $300 million. The Schwab International Index Fund paid an annual fee, payable monthly, of 0.70% of the first $300 million of average daily net assets and 0.60% of such net assets over $300 million.

TRANSFER AGENCY AND SHAREHOLDER SERVICE AGREEMENTS -- The Capital trust and Investment trust have transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of each fund's average daily net assets for transfer agency services. for shareholder services provided, Schwab will receive from the Investor Shares, Select Shares(R) and e.Shares(R) an annual fee of 0.20%, 0.05% and 0.05%, respectively, of the average daily net assets of that class of shares. Schwab has reduced a portion of its fees for the six months ended April 30, 2000 (See Note 4).

OFFICERS AND TRUSTEES -- Certain officers and trustees of the Capital trust and the Investment trust are also officers and/or directors of the investment adviser and/or Schwab. During the six months ended April 30, 2000, the Capital trust and the Investment trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the 1940 Act. The funds incurred fees aggregating $141 related to the trusts' unaffiliated trustees.

OTHER AFFILIATED PARTIES AND TRANSACTIONS -- As of April 30, 2000, Schwab S&P 500 Fund, Schwab Small-Cap Index Fund and Schwab International Index Fund, had outstanding shares of 1.1%, 0.7%, 0.2% and 1.8%; 8.3%, 5.4%, 1.4%, and 6.4%; and
8.5%, 5.5%, 1.4% and 8.1%, respectively, owned by Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio, Schwab MarketTrack Conservative Portfolio and Schwab MarketTrack All Equity Portfolio, respectively.

As of April 30, 2000, the Schwab S&P 500 Fund, Schwab 1000 Fund(R) and Schwab Total Stock Market Index Fund(TM) held common stock of the Charles Schwab Corp., an affiliated issuer, with a current value of $23,735, $20,904, and $975, respectively.

INTERFUND TRANSACTIONS -- For the six months ended April 30, 2000, the Schwab S&P 500 Fund, Schwab 1000 Fund, Schwab Total Stock Market Index Fund, Schwab Small-Cap Index Fund(R) and Schwab International Index Fund(R) engaged in purchase and sale transactions with funds that have a common investment adviser, common trustees and common officers. These purchases and sale transactions, made at current market value pursuant to Rule 17a-7 under the 1940 Act, were $1,941, $174,145, $187, $174,610, and $272, respectively.

4. EXPENSES REDUCED AND ABSORBED BY THE INVESTMENT ADVISER AND SCHWAB

The investment adviser and Schwab guarantee that, through at least February 28, 2001, total operating expenses of each class of shares will not exceed the percentages of the average daily net assets of that class of shares, after waivers and reimbursements, as shown below. For the purpose of this guarantee, operating expenses do not include interest, taxes and certain non-routine expenses. The operating expense ratio for the six months ended April 30, 2000, did include non-routine expenses.

         Fund                                       Investor Shares    Select Shares    e.Shares
         ----                                       ---------------    -------------    --------
         Schwab S&P 500 Fund                             0.35%             0.19%          0.28%
         Schwab 1000 Fund                                0.46%             0.35%           N/A
         Schwab Total Stock Market Index Fund            0.40%             0.27%           N/A
         Schwab Small-Cap Index Fund                     0.49%             0.38%           N/A
         Schwab International Index Fund                 0.58%             0.47%           N/A

For the six months ended April 30, 2000, the total of such fees and expenses reduced by the investment adviser were $7,794, $99, $541, $1,078, and $1,707 for the Schwab S&P 500 Fund, Schwab 1000 Fund, Schwab Total Stock Market Index Fund, Schwab Small-Cap Index Fund and Schwab International Index Fund, respectively. The total of such fees reduced by Schwab were $3,124, $1,014, $78, $116, and $107 for the Schwab S&P 500 Fund, Schwab 1000 Fund, Schwab Total Stock Market Index Fund, Schwab Small-Cap Index Fund and Schwab International Index Fund, respectively.

5.  BORROWING AGREEMENTS

The trusts have both committed and uncommitted lines of credit arrangements with PNC Bank N.A., Bank of America NT & SA and The Bank of New York, whereby the trusts may borrow on behalf of the funds, as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes. The trusts may borrow in an aggregate amount of up to $150 million from PNC Bank N.A., $133 million from Bank of America NT & SA and $183 million from The Bank of New York. Amounts borrowed under these arrangements bear interest at periodically negotiated rates. The funds also pay annual fees for the unused balance of the committed line of credit. During the reporting period, the funds only borrowed against the uncommitted lines of credit. As of April 30, 2000, there were no borrowings outstanding.

6.  SECURITIES LENDING

The Schwab S&P 500 Fund, Schwab 1000 Fund(R), Schwab Total Stock Market Index Fund(TM) and Schwab International Index Fund(R) loaned securities to certain brokers, dealers and other financial institutions who paid the funds negotiated lenders' fees. The funds received cash collateral, letters of credit or U.S. Government securities against the loaned securities in an amount equal to 102% of the market value of the loaned securities at the inception of each loan. The loans were and at all times will be collateralized in an amount equal to at least 100% of the market value of the securities loaned.

                                                         Market Value of     Market Value of
         Fund                                           Securities Loaned       Collateral
         ----                                           -----------------    ---------------
         Schwab S&P 500 Fund                                $646,336            $667,248
         Schwab 1000 Fund                                    644,452             654,761
         Schwab Total Stock Market Index Fund                 67,729              68,685
         Schwab International Index Fund                      77,938              82,659

7.  INVESTMENT TRANSACTIONS

Purchases, sales and maturities of investment securities, other than short-term obligations and U.S. Government securities, for the six months ended April 30, 2000, were as follows:

                                                                            Proceeds of Sales
         Fund                                              Purchases          and Maturities
         ----                                              ---------        -----------------
         Schwab S&P 500 Fund                                $642,546            $480,818
         Schwab 1000 Fund                                    398,640             605,367
         Schwab Total Stock Market Index Fund                118,051               3,708
         Schwab Small-Cap Index Fund                         849,275             574,642
         Schwab International Index Fund                     292,300              20,251

8.  EARLY WITHDRAWAL FEES

The early withdrawal fees are retained by the funds and are treated as a contribution to capital.

                                                     Early withdrawal fees on   Early withdrawal fees
         Fund                                          redemption proceeds*        as of 4/30/00
         ----                                        ------------------------   ---------------------
         Schwab 1000 Fund                                      0.50%                    $611
         Schwab Total Stock Market Index Fund                  0.50%                     124
         Schwab Small-Cap Index Fund                           0.50%                     130
         Schwab International Index Fund                       0.75%                     248

*Attributable to shares purchased and held less than 180 days. Effective 05/01/00, the early withdrawal fees have been changed to 0.75%, with the exception of Schwab International Index Fund which has been changed to 1.50%.

9.  CAPITAL SHARE TRANSACTIONS

The funds offer two classes of shares: Investor Shares and Select Shares(R), with the exception of Schwab S&P 500 Fund which offers a third class of shares: e.Shares(R). Shares of each class represent interests in the same portfolio of investments of the funds. Transactions in capital shares for the six months ended April 30, 2000 were as follows:

                                                                        Schwab S&P 500 Fund
                                                              ------------------------------------------------
                                                                Six months ended            Year ended
                                                                 April 30, 2000           October 31, 1999
                                                              ---------------------    -----------------------
                                                               Shares      Dollars      Shares       Dollars
                                                              -------    ----------    --------     ----------
Investor Shares:
   Sold                                                        42,914    $  943,604      94,157     $1,863,484
   Reinvested                                                   1,645        35,985         962         17,632
   Redeemed                                                   (38,682)     (846,527)    (58,283)    (1,163,104)
                                                              -------    ----------     -------     ----------
      Net increase                                              5,877    $  133,062      36,836     $  718,012
                                                              -------    ----------     -------     ----------
Select Shares:
   Sold                                                        52,251    $1,147,886     141,228     $2,801,786
   Reinvested                                                   2,108        46,155         950         17,420
   Redeemed                                                   (49,467)   (1,084,304)    (56,115)    (1,125,070)
                                                              -------    ----------     -------     ----------
      Net increase                                              4,892    $  109,737      86,063     $1,694,136
                                                              -------    ----------     -------     ----------
e.Shares:
   Sold                                                         5,730    $  126,055      18,523     $  365,979
   Reinvested                                                     238         5,211         140          2,572
   Redeemed                                                    (5,829)     (127,762)    (14,615)      (288,838)
                                                              -------    ----------     -------     ----------
      Net increase                                                139    $    3,504       4,048     $   79,713
                                                              -------    ----------     -------     ----------
   Total increase from capital share transactions              10,908    $  246,303     126,947     $2,491,861
                                                              =======    ==========     =======     ==========

                                                                               Schwab 1000 Fund(R)
                                                              ------------------------------------------------
                                                                Six months ended            Year ended
                                                                 April 30, 2000           October 31, 1999
                                                              ---------------------     ----------------------
                                                              Shares       Dollars      Shares        Dollars
                                                              -------     ---------     -------     ----------
Investor Shares:
   Sold                                                        15,474     $ 606,527      43,791     $1,518,286
   Reinvested                                                     803        31,141         913         29,333
   Redeemed                                                   (21,896)     (857,222)    (34,357)    (1,194,295)
                                                              -------     ---------     -------     ----------
      Net increase (decrease)                                  (5,619)    $(219,554)     10,347     $  353,324
                                                              -------     ---------     -------     ----------
Select Shares:
   Sold                                                        11,156     $ 436,965      34,607     $1,194,734
   Reinvested                                                     431        16,725         328         10,536
   Redeemed                                                   (10,521)     (411,275)    (10,134)      (356,795)
                                                              -------     ---------     -------     ----------
      Net increase                                              1,066     $  42,415      24,801     $  848,475
                                                              -------     ---------     -------     ----------
   Total increase (decrease) from capital share transactions   (4,553)    $(177,139)     35,148     $1,201,799
                                                              =======     =========     =======     ==========

                                                                   Schwab Total Stock Market Index Fund(TM)
                                                              ------------------------------------------------
                                                                Six months ended           Period ended
                                                                 April 30, 2000           October 31, 1999
                                                              ---------------------     ----------------------
                                                              Shares       Dollars      Shares       Dollars
                                                              -------      --------     -------      ---------
Investor Shares:
   Sold                                                         3,721      $ 84,041       7,071       $142,518
   Reinvested                                                      29           634          --             --
   Redeemed                                                    (1,597)      (36,023)       (569)       (11,468)
                                                              -------      --------      ------       --------
      Net increase                                              2,153      $ 48,652       6,502       $131,050
                                                              -------      --------      ------       --------
   Select Shares:
   Sold                                                         4,741      $107,437       7,558       $152,779
   Reinvested                                                      33           735          --             --
   Redeemed                                                    (1,822)      (41,213)       (418)        (8,374)
                                                              -------      --------      ------       --------
      Net increase                                              2,952      $ 66,959       7,140       $144,405
                                                              -------      --------      ------       --------
   Total increase from capital share transactions               5,105      $115,611      13,642       $275,455
                                                              =======      ========      ======       ========





                                                                         Schwab Small-Cap Index Fund(R)
                                                              ------------------------------------------------
                                                               Six months ended               Year ended
                                                                April 30, 2000            October 31, 1999
                                                              ------------------        ----------------------
                                                              Shares    Dollars         Shares        Dollars
                                                              -------   --------        -------       --------
Investor Shares:
   Sold                                                        11,228   $226,664         15,020       $244,144
   Reinvested                                                      52        983          1,826         27,893
   Redeemed                                                    (4,421)   (88,588)       (22,026)      (358,017)
                                                              -------   --------        -------       --------
      Net increase (decrease)                                   6,859   $139,059         (5,180)      $(85,980)
                                                              -------   --------        -------       --------
Select Shares:
   Sold                                                        10,191   $206,009         22,187       $364,275
   Reinvested                                                      92      1,722            552          8,447
   Redeemed                                                    (3,411)   (69,629)        (6,829)      (110,483)
                                                              -------   --------        -------       --------
      Net increase                                              6,872   $138,102         15,910       $262,239
                                                              -------   --------        -------       --------
   Total increase from capital share transactions              13,731   $277,161         10,730       $176,259
                                                              =======   ========        =======       ========

                                                                        Schwab International Index Fund(R)
                                                              ------------------------------------------------
                                                               Six months ended              Year ended
                                                                April 30, 2000            October 31, 1999
                                                              ------------------        ----------------------
                                                              Shares    Dollars         Shares        Dollars
                                                              -------   --------        -------       --------
Investor Shares:
   Sold                                                        10,305   $197,515         11,715       $186,131
   Reinvested                                                     193      3,704            255          3,798
   Redeemed                                                    (4,176)   (80,066)       (17,223)      (277,601)
                                                              -------   --------        -------       --------
      Net increase (decrease)                                   6,322   $121,153         (5,253)      $(87,672)
                                                              -------   --------        -------       --------
Select Shares:
   Sold                                                        10,385   $199,350         20,684       $334,045
   Reinvested                                                     234      4,477             61            904
   Redeemed                                                    (2,705)   (52,158)        (2,328)       (37,107)
                                                              -------   --------        -------       --------
      Net increase                                              7,914   $151,669         18,417       $297,842
                                                              -------   --------        -------       --------
   Total increase from capital share transactions              14,236   $272,822         13,164       $210,170
                                                              =======   ========        =======       ========

THE SCHWABFUNDS FAMILY-REGISTERED TRADEMARK-

The SchwabFunds Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.-Registered Trademark-

This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS
The information below outlines how Schwab brokerage account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

PHONE
Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

INTERNET
www.schwab.com/schwabfunds

MAIL
Write to SchwabFunds at:
P. O. Box 7575, San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

IN PERSON
Visit the nearest Charles Schwab office.

SCHWAB ASSET ALLOCATION FUNDS
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Schwab MarketManager Growth Portfolio
Schwab MarketManager Balanced Portfolio

SCHWAB STOCK FUNDS
Schwab S&P 500-Registered Trademark- Fund
Schwab 1000 Fund-Registered Trademark-
Schwab Total Stock Market Index Fund-TM-
Schwab Analytics Fund-Registered Trademark-
Schwab Small-Cap Index Fund-Registered Trademark-
Schwab MarketManager Small Cap Portfolio
Schwab International Index Fund-Registered Trademark-
Schwab MarketManager International Portfolio

SCHWAB BOND FUNDS
Schwab YieldPlus Fund-TM-
Schwab Total Bond Market Index Fund
Schwab Short-Term Bond Market Index Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate
  Tax-Free Bond Fund

SCHWAB MONEY MARKET FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity.(1) Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments.-Registered Trademark-

(1) Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

   [LOGO]

INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc.
P.O. Box 7575, San Francisco, CA 94120-7575

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

-C- 2000 Charles Schwab & Co., Inc. All rights reserved.

Member SIPC/NYSE.

Printed on recycled paper. MKT 3562-2(6/00)

                    SCHWABFUNDS-Registered Trademark-




         SCHWAB MARKETMANAGER
         PORTFOLIOS-TM-


                           SEMIANNUAL REPORT
                                  AND
                     AN IMPORTANT NOTICE REGARDING
                        DELIVERY OF SHAREHOLDER
                               DOCUMENTS



April 30, 2000

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

Mailing of your SchwabFunds shareholder documents may be householded indefinitely unless you instruct us otherwise.

ADDITIONAL COPIES OF SHAREHOLDER DOCUMENTS

ALL SCHWABFUNDS PROSPECTUSES AND SHAREHOLDER REPORTS ARE AVAILABLE FREE OF CHARGE AND MAY BE REQUESTED AT ANY TIME BY CALLING SCHWAB AS INDICATED BELOW. SCHWABFUNDS PROSPECTUSES ARE ALSO AVAILABLE ON OUR WEB SITE AT WWW.SCHWAB.COM.

If you would prefer that your SchwabFunds mailings not be householded, please contact:

- SCHWAB SIGNATURE SERVICES-TM- CLIENTS: Schwab Signature Services.

- INVESTMENT MANAGER CLIENTS: Schwab at 1-800-515-2157, or your investment manager.

- ALL OTHER CLIENTS: Schwab at 1-800-435-4000.

Your instructions that householding not apply to your accounts holding SchwabFunds will be effective within 30 days of receipt by Schwab.

                    SCHWABFUNDS-Registered Trademark-




         SCHWAB MARKETMANAGER
         PORTFOLIOS-TM-


         - GROWTH
         - BALANCED
         - SMALL CAP
         - INTERNATIONAL



         Semiannual Report
         April 30, 2000

SCHWAB MARKETMANAGER PORTFOLIOS-TM-

We are pleased to bring you this semiannual report for the Schwab MarketManager Portfolios (the portfolios) for the six-month period ended April 30, 2000. In this report you will find performance statistics and other useful information for the following four portfolios:
  - Schwab MarketManager Growth Portfolio
  - Schwab MarketManager Balanced Portfolio
  - Schwab MarketManager Small Cap Portfolio
  - Schwab MarketManager International Portfolio

We appreciate that our investors recognize that the MarketManager Portfolios can be a smart and efficient way to participate in a professionally managed portfolio of actively managed mutual funds. Portfolio Manager Jeff Mortimer and his team, supported by the Schwab Center for Investment Research, use sophisticated quantitative tools and techniques to provide a level of day-to-day portfolio analysis and management that few investors could replicate.

FUND LISTINGS

The MarketManager Portfolios are listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY and most local newspapers as follows under the heading SCHWABFUNDS-Registered Trademark-:

NEWSPAPER LISTING*  SYMBOL
MM Gro              SWOGX
MM Bal              SWOBX
MM Intl             SWOIX
MM SCp              SWOSX

* Note that newspaper listings will indicate the previous day's quotation.

CONTENTS

---------------------------------------------
A Message from the Chairman                 1
---------------------------------------------
What Every Investor Should Know             2
---------------------------------------------
Market Overview                             4
---------------------------------------------
Schwab MarketManager Growth Portfolio
  PORTFOLIO PERFORMANCE                     8
  PORTFOLIO SNAPSHOT                       10
---------------------------------------------
Schwab MarketManager Balanced Portfolio
  PORTFOLIO PERFORMANCE                    12
  PORTFOLIO SNAPSHOT                       14
---------------------------------------------
Schwab MarketManager Small Cap Portfolio
  PORTFOLIO PERFORMANCE                    16
  PORTFOLIO SNAPSHOT                       18
---------------------------------------------
Schwab MarketManager International
 Portfolio
  PORTFOLIO PERFORMANCE                    20
  PORTFOLIO SNAPSHOT                       22
---------------------------------------------
Portfolio Management                       24
---------------------------------------------
Portfolio Discussion                       25
---------------------------------------------
Glossary                                   29
---------------------------------------------
Financial Statements and Notes             31
---------------------------------------------

A MESSAGE FROM THE CHAIRMAN

[PHOTO]
Dear Shareholder,

During the last few years, the benefits of investing have been readily apparent, while the risks have been somewhat less obvious. In recent months, however, investors have been subject to larger swings in the market, even within the span of a single day.

Given this divergent environment, the message is clear: Expect volatility, maintain a long-term view and ensure your investment strategy is appropriate for your risk tolerance and time horizon. One way to lessen the impact of volatility on your portfolio is to adequately diversify your investments, both within and across asset sectors, namely cash equivalents, bonds and stocks. With its broad range of funds, SchwabFunds-Registered Trademark- can help form the foundation of a diversified investment plan. Our asset allocation funds can even provide diversification within a single fund.

We recently added four new sector funds, the Schwab Focus Funds, to our SchwabFunds offering. Each invests in a group of industries within a specific sector--Communications, Financial Services, Healthcare and Technology--and can be an effective complement to individual stock investing. Each Focus Fund concentrates its investing in companies in a specific sector and may involve a greater degree of risk than an investment in mutual funds with greater diversification. For more information on the Schwab Focus Funds, please call 1-800-435-4000 and request a prospectus. The prospectus contains more information on fund fees and expenses as well as risks. Please read it carefully before investing.

As a leader in online brokerage, we recognize the value of the web as a means of communicating timely, relevant information to investors. Regular updates on all the SchwabFunds, including performance data, are available on our Web site at WWW.SCHWAB.COM/SCHWABFUNDS. We encourage you to take advantage of this valuable resource.

Thank you for your investment in SchwabFunds. For its part, SchwabFunds will do everything we can to warrant the trust you have placed in us.

Sincerely,

/s/ Charles R. Schwab
Charles R. Schwab
April 30, 2000

WHAT EVERY INVESTOR SHOULD KNOW

WHY ASSET ALLOCATION MATTERS

As most investors know, one of the most compelling reasons to invest in a mutual fund is diversification. By allocating your assets across many different securities, a fund can help reduce the risk that you might otherwise encounter by owning just a few stocks or bonds.

But remember that diversification ACROSS asset classes can be just as important as diversification WITHIN one of the mutual funds you own. As you probably know, stocks historically have offered much higher returns over the long term than bonds, cash or other asset classes, but those returns have come at the price of higher volatility. To help mitigate some of that risk, many investors often include at least some bonds and cash in their portfolios. They also diversify their exposure across different stock market segments--such as large-cap and small-cap U.S. stocks and international stocks, which tend not to move in tandem. In short, allocating assets across market segments may help reduce your overall portfolio risk.

REGULAR INVESTING STRATEGIES

Another way to help dampen the effects of short-term market volatility is to invest the same amount of money on a regular basis. With this investment strategy, known as DOLLAR-COST AVERAGING, you automatically buy more shares when stock or bond prices are low and fewer when they're high.*

A hypothetical example can help illustrate this concept. Let's say you invest $400 on a monthly basis in a single mutual fund, as shown below. Because of fluctuating prices, your per share purchase price varies monthly. A simple average of your five purchase prices would yield $8.20 per share; however, your AVERAGE COST BASIS (your total investment divided by the number of shares actually purchased) would be significantly lower--by more than $0.50 per share. The net result in this example is that your average cost per share is reduced and you'd have purchased more shares than you would have had you paid the average share price over the five-month period.

                                                No. of
                         Fixed       Share      Shares
                       Investment    Price     Purchased
--------------------------------------------------------
Month 1                    $400       $10           40
--------------------------------------------------------
Month 2                    $400        $8           50
--------------------------------------------------------
Month 3                    $400        $5           80
--------------------------------------------------------
Month 4                    $400        $8           50
--------------------------------------------------------
Month 5                    $400       $10           40
--------------------------------------------------------
Totals                   $2,000       $41          260
--------------------------------------------------------

AVERAGE SHARE PRICE ($41 DIVIDED BY 5
periods):                                        $8.20
YOUR AVERAGE COST BASIS
  ($2,000  DIVIDED BY 260 shares)                $7.69
PER-SHARE ADVANTAGE:                             $0.51

This example is for illustrative purposes only and is not intended to predict or guarantee the performance of any particular fund available through Schwab.

(Of course, in this example, hindsight shows you that your best move would have been to invest your entire $2,000 in Month 3, when the share price was at a low of $5--but it's unlikely that you would have been able to predict that.)

* Regular investing strategies such as dollar-cost averaging do not assure a profit or protect against a loss in declining markets. Since such a strategy involves continuous investment, investors should consider their ability to continue purchases through periods of low price levels.
2

  SCHWAB'S 10 INVESTING PRINCIPLES

   1. START WITH THE BASICS FOR LONG-TERM INVESTING.

   2. GET STARTED NOW!

   3. KNOW YOURSELF.

   4. INVEST IN THE STOCK MARKET FOR GROWTH.

   5. TAKE A LONG-TERM VIEW.

   6. BUILD A DIVERSIFIED PORTFOLIO.

   7. CONSIDER BONDS AND CASH FOR DIVERSIFICATION AND INCOME.

   8. MINIMIZE YOUR EXPENSES.

   9. STAY ON TRACK.

  10. BECOME A LIFELONG INVESTOR.

In addition to reducing your per-share costs over time, dollar-cost averaging provides another benefit: the discipline of investing regularly. You're more likely to maintain a regular investment plan if it's automatic: You don't have to think about it, and you minimize any propensity to skip an investment in favor of some other expenditure. To encourage this discipline, Schwab offers you two convenient, no cost ways to begin or maintain a program of regular investing:

Schwab's AUTOMATIC INVESTMENT PLAN (AIP) allows you to automatically purchase--on a regular basis--additional shares in mutual funds that you already own. You can choose to invest as little as $100--twice a month, monthly or quarterly.(1)

With Schwab MoneyLink-Registered Trademark- electronic funds transfer service, you can easily request fund transfers between your Schwab account and your accounts at other financial institutions. You can schedule automatically recurring transfers for easy long-term savings. Or request a transfer via the Web, by automated touch-tone phone, or through a Schwab representative anytime, day or night.

Please be aware that these programs and dollar-cost averaging in general do not ensure a profit or protect against a loss, and investors should know that markets fall as well as rise. Because dollar-cost averaging involves continuous investment in securities regardless of fluctuating prices, you should consider your financial ability to purchase in both up and down markets. Over the long term, however, dollar-cost averaging may help to smooth out volatility caused by shortterm market trends. For more information on the Automatic Investment Plan or MoneyLink, please call us at 1-800-435-4000.

WE MAKE IT EASY TO INVEST

We try to make it easy and convenient for you to invest in SchwabFunds-Registered Trademark-. In addition to our automated methods that allow you to invest or transfer money to your Schwab account on a regular basis, you can also invest through our Web site at WWW.SCHWAB.COM/SCHWABFUNDS; through our automated touch-tone telephone service, TeleBroker-Registered Trademark-, by calling 1-800-272-4922; or in person at any of our nationwide branches.

KEEPING YOU INFORMED

You can find a wealth of information about our investment philosophy and funds, as well as updated fund performance data at our Web site:
WWW.SCHWAB.COM/SCHWABFUNDS.

(1) Includes uninvested cash and margin cash available. If sufficient cash is not available, your automatic purchases will not be made.

MARKET OVERVIEW

U.S. ECONOMIC GROWTH

April 2000 marked the beginning of the tenth year of the current expansion, making it the longest in U.S. history. Gross Domestic Product (GDP) grew at a real (inflation adjusted) rate of 4.6% during 1999--the fourth consecutive year at 4% or more and 5.4% during the first quarter of 2000. This rate is considered by most economists and the Federal Reserve (Fed) to be in excess of what the economy can absorb without experiencing inflationary pressures, perhaps 3.5% to 4.0%. High levels of consumer spending fueled by rising incomes, personal wealth and consumer confidence, as well as strong business capital investment and a healthy housing sector, have been the principal factors driving this lengthy expansion.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

REAL GDP GROWTH RATE
Quarterly Percentage Change (Annualized Rate)

Q1 1990   5.0%
Q2 1990   1.0%
Q3 1990  -0.6%
Q4 1990  -3.0%
Q1 1991  -1.7%
Q2 1991   2.6%
Q3 1991   1.3%
Q4 1991   2.5%
Q1 1992   4.3%
Q2 1992   4.0%
Q3 1992   3.1%
Q4 1992   5.2%
Q1 1993  -0.7%
Q2 1993   2.1%
Q3 1993   1.5%
Q4 1993   6.0%
Q1 1994   3.6%
Q2 1994   5.7%
Q3 1994   2.2%
Q4 1994   5.1%
Q1 1995   1.5%
Q2 1995   0.8%
Q3 1995   3.2%
Q4 1995   3.3%
Q1 1996   2.9%
Q2 1996   6.9%
Q3 1996   2.2%
Q4 1996   4.9%
Q1 1997   4.9%
Q2 1997   5.1%
Q3 1997   4.0%
Q4 1997   3.1%
Q1 1998   6.7%
Q2 1998   2.1%
Q3 1998   3.8%
Q4 1998   5.9%
Q1 1999   3.7%
Q2 1999   1.9%
Q3 1999   5.7%
Q4 1999   7.3%
Q1 2000   5.4%

Source: BLOOMBERG L.P.

Looking ahead, the availability of increasingly scarce labor resources and the domestic consumers' response to continued stock market volatility may be key determinants of whether the economy continues on its current course or softens throughout 2000. The Fed has raised the federal funds rate by 1.75% since June 1999 in an as yet unsuccessful effort to moderate the economy's rapid growth rate. The consensus of most economists is that the U.S. economy appears poised for continued strong growth and additional intervention by the Fed (increases in the federal funds rate) until the growth rate of the economy slows to a more sustainable level.

UNEMPLOYMENT

The unemployment rate dropped to 3.9% in April 2000, a three-decade low. Employment growth continues to outstrip population growth. Reflecting a shrinking pool of available workers, labor markets continue to be extremely tight in many areas of the country and there has been some regional evidence of labor shortages driving up wages. The labor force participation rate, which measures the employment population as a percent of the total population, is at a post-war high. Growth in the labor force has slowed, and the Fed has expressed its concern that strong demand and tight labor markets may continue to put pressure on manufacturers and service providers to raise prices.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. UNEMPLOYMENT RATE

Jan.90  5.4%
Feb.90  5.3%
Mar.90  5.2%
Apr.90  5.4%
May.90  5.4%
Jun.90  5.2%
Jul.90  5.5%
Aug.90  5.7%
Sep.90  5.9%
Oct.90  5.9%
Nov.90  6.2%
Dec.90  6.3%
Jan.91  6.4%
Feb.91  6.6%
Mar.91  6.8%
Apr.91  6.7%
May.91  6.9%
Jun.91  6.9%
Jul.91  6.8%
Aug.91  6.9%
Sep.91  6.9%
Oct.91  7.0%
Nov.91  7.0%
Dec.91  7.3%
Jan.92  7.3%
Feb.92  7.4%
Mar.92  7.4%
Apr.92  7.4%
May.92  7.6%
Jun.92  7.8%
Jul.92  7.7%
Aug.92  7.6%
Sep.92  7.6%
Oct.92  7.3%
Nov.92  7.4%
Dec.92  7.4%
Jan.93  7.3%
Feb.93  7.1%
Mar.93  7.0%
Apr.93  7.1%
May.93  7.1%
Jun.93  7.0%
Jul.93  6.9%
Aug.93  6.8%
Sep.93  6.7%
Oct.93  6.8%
Nov.93  6.6%
Dec.93  6.5%
Jan.94  6.8%
Feb.94  6.6%
Mar.94  6.5%
Apr.94  6.4%
May.94  6.1%
Jun.94  6.1%
Jul.94  6.3%
Aug.94  6.0%
Sep.94  5.8%
Oct.94  5.8%
Nov.94  5.6%
Dec.94  5.5%
Jan.95  5.6%
Feb.95  5.4%
Mar.95  5.3%
Apr.95  5.8%
May.95  5.8%
Jun.95  5.6%
Jul.95  5.6%
Aug.95  5.7%
Sep.95  5.6%
Oct.95  5.5%
Nov.95  5.7%
Dec.95  5.6%
Jan.96  5.6%
Feb.96  5.5%
Mar.96  5.6%
Apr.96  5.5%
May.96  5.6%
Jun.96  5.3%
Jul.96  5.5%
Aug.96  5.1%
Sep.96  5.2%
Oct.96  5.2%
Nov.96  5.3%
Dec.96  5.4%
Jan.97  5.3%
Feb.97  5.3%
Mar.97  5.1%
Apr.97  5.0%
May.97  4.7%
Jun.97  5.0%
Jul.97  4.7%
Aug.97  4.9%
Sep.97  4.7%
Oct.97  4.7%
Nov.97  4.6%
Dec.97  4.7%
Jan.98  4.5%
Feb.98  4.6%
Mar.98  4.6%
Apr.98  4.3%
May.98  4.3%
Jun.98  4.5%
Jul.98  4.5%
Aug.98  4.5%
Sep.98  4.5%
Oct.98  4.5%
Nov.98  4.4%
Dec.98  4.3%
Jan.99  4.3%
Feb.99  4.4%
Mar.99  4.2%
Apr.99  4.3%
May.99  4.2%
Jun.99  4.3%
Jul.99  4.3%
Aug.99  4.2%
Sep.99  4.2%
Oct.99  4.1%
Nov.99  4.1%
Dec.99  4.1%
Jan.00  4.0%
Feb.00  4.1%
Mar.00  4.1%
Apr.00  3.9%

Source: BLOOMBERG L.P.

INFLATION

Virtually all measures of price inflation exhibited upward trends during the reporting period. The Consumer Price Index (CPI) rose 3.0% for the year ended April 30, 2000. Its core rate (which excludes the more volatile food and energy components) was up 2.2%. The Personal Consumption Expenditures Index, a measure of inflation closely watched by the Fed, rose 2.3% for the same period. The GDP price deflator, the broadest measure of inflation, indicated prices rising at an annual rate of 3.2% during the first quarter of 2000.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MEASURES OF INFLATION

        CONSUMER PRICE INDEX  EMPLOYMENT COST-INDEX
          12-MONTH CHANGE        12-MONTH CHANGE
             (MONTHLY)             (QUARTERLY)
Jan-90                  5.2%                   5.5%
Feb-90                  5.3%                   5.5%
Mar-90                  5.2%                   5.5%
Apr-90                  4.7%                   5.4%
May-90                  4.4%                   5.4%
Jun-90                  4.7%                   5.4%
Jul-90                  4.8%                   5.2%
Aug-90                  5.6%                   5.2%
Sep-90                  6.2%                   5.2%
Oct-90                  6.3%                   4.9%
Nov-90                  6.3%                   4.9%
Dec-90                  6.1%                   4.9%
Jan-91                  5.7%                   4.6%
Feb-91                  5.3%                   4.6%
Mar-91                  4.9%                   4.6%
Apr-91                  4.9%                   4.6%
May-91                  5.0%                   4.6%
Jun-91                  4.7%                   4.6%
Jul-91                  4.4%                   4.3%
Aug-91                  3.8%                   4.3%
Sep-91                  3.4%                   4.3%
Oct-91                  2.9%                   4.3%
Nov-91                  3.0%                   4.3%
Dec-91                  3.1%                   4.3%
Jan-92                  2.6%                   4.0%
Feb-92                  2.8%                   4.0%
Mar-92                  3.2%                   4.0%
Apr-92                  3.2%                   3.6%
May-92                  3.0%                   3.6%
Jun-92                  3.1%                   3.6%
Jul-92                  3.2%                   3.5%
Aug-92                  3.1%                   3.5%
Sep-92                  3.0%                   3.5%
Oct-92                  3.2%                   3.5%
Nov-92                  3.0%                   3.5%
Dec-92                  2.9%                   3.5%
Jan-93                  3.3%                   3.5%
Feb-93                  3.2%                   3.5%
Mar-93                  3.1%                   3.5%
Apr-93                  3.2%                   3.6%
May-93                  3.2%                   3.6%
Jun-93                  3.0%                   3.6%
Jul-93                  2.8%                   3.6%
Aug-93                  2.8%                   3.6%
Sep-93                  2.7%                   3.6%
Oct-93                  2.8%                   3.5%
Nov-93                  2.7%                   3.5%
Dec-93                  2.7%                   3.5%
Jan-94                  2.5%                   3.2%
Feb-94                  2.5%                   3.2%
Mar-94                  2.5%                   3.2%
Apr-94                  2.4%                   3.2%
May-94                  2.3%                   3.2%
Jun-94                  2.5%                   3.2%
Jul-94                  2.8%                   3.2%
Aug-94                  2.9%                   3.2%
Sep-94                  3.0%                   3.2%
Oct-94                  2.6%                   3.0%
Nov-94                  2.7%                   3.0%
Dec-94                  2.7%                   3.0%
Jan-95                  2.8%                   2.9%
Feb-95                  2.9%                   2.9%
Mar-95                  2.9%                   2.9%
Apr-95                  3.1%                   2.9%
May-95                  3.2%                   2.9%
Jun-95                  3.0%                   2.9%
Jul-95                  2.8%                   2.7%
Aug-95                  2.6%                   2.7%
Sep-95                  2.5%                   2.7%
Oct-95                  2.8%                   2.7%
Nov-95                  2.6%                   2.7%
Dec-95                  2.5%                   2.7%
Jan-96                  2.7%                   2.8%
Feb-96                  2.7%                   2.8%
Mar-96                  2.8%                   2.8%
Apr-96                  2.9%                   2.9%
May-96                  2.9%                   2.9%
Jun-96                  2.8%                   2.9%
Jul-96                  3.0%                   2.8%
Aug-96                  2.9%                   2.8%
Sep-96                  3.0%                   2.8%
Oct-96                  3.0%                   2.9%
Nov-96                  3.3%                   2.9%
Dec-96                  3.3%                   2.9%
Jan-97                  3.0%                   2.9%
Feb-97                  3.0%                   2.9%
Mar-97                  2.8%                   2.9%
Apr-97                  2.5%                   2.8%
May-97                  2.2%                   2.8%
Jun-97                  2.3%                   2.8%
Jul-97                  2.2%                   3.0%
Aug-97                  2.2%                   3.0%
Sep-97                  2.2%                   3.0%
Oct-97                  2.1%                   3.3%
Nov-97                  1.8%                   3.3%
Dec-97                  1.7%                   3.3%
Jan-98                  1.6%                   3.3%
Feb-98                  1.4%                   3.3%
Mar-98                  1.4%                   3.3%
Apr-98                  1.4%                   3.5%
May-98                  1.7%                   3.5%
Jun-98                  1.7%                   3.5%
Jul-98                  1.7%                   3.7%
Aug-98                  1.6%                   3.7%
Sep-98                  1.5%                   3.7%
Oct-98                  1.5%                   3.4%
Nov-98                  1.5%                   3.4%
Dec-98                  1.6%                   3.4%
Jan-99                  1.7%                   3.0%
Feb-99                  1.6%                   3.0%
Mar-99                  1.7%                   3.0%
Apr-99                  2.3%                   3.2%
May-99                  2.1%                   3.2%
Jun-99                  2.0%                   3.2%
Jul-99                  2.1%                   3.1%
Aug-99                  2.3%                   3.1%
Sep-99                  2.6%                   3.1%
Oct-99                  2.6%                   3.4%
Nov-99                  2.6%                   3.4%
Dec-99                  2.7%                   3.4%
Jan-00                  2.7%                   4.3%
Feb-00                  3.2%                   4.3%
Mar-00                  3.7%                   4.3%
Apr-00                  3.0%

Source: BLOOMBERG L.P.

Wage inflation also exhibited a marked upward trend during the reporting period. The Employment Cost Index, a measurement of the cost to employ workers, including both wages and benefits, rose 4.3% for the year ended March 31, 2000.

Although these rates of price and employment cost inflation may not be alarmingly high by historical standards, the Fed has demonstrated its resolve to keep inflation at bay through its communications and its actions (six federal funds rate increases since June 1999). In particular, the Fed has expressed concern that if labor markets continue to tighten, increases in wages will outpace productivity growth and place additional upward pressure on prices. In such an environment, productivity growth becomes particularly critical, as it enables companies to pay higher wages without raising prices. Non-farm productivity grew 3.0% in 1999 and at a 2.4% annualized rate in the first quarter of 2000--strong gains to be sure, but likely not strong enough to offset recent increases in employment costs.

ASSET CLASS PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ASSET CLASS % RETURNS DURING REPORTING PERIOD

            LEHMAN AGGREGATE  MSCI-EAFE (ND)   RUSSELL 2000    S&P 500
               BOND INDEX         INDEX       SMALL-CAP INDEX   INDEX
11/5/1999              0.61%           0.49%            3.23%    0.54%
11/12/1999             0.73%           2.02%            4.95%    2.44%
11/19/1999             0.32%           3.91%            7.62%    4.35%
11/26/1999             0.11%           5.22%            7.08%    3.95%
12/3/1999              0.15%           5.26%            8.43%    5.22%
12/10/1999             0.78%           6.67%            8.94%    4.10%
12/17/1999            -0.30%           6.78%            8.89%    4.39%
12/24/1999            -0.61%          10.69%           12.68%    7.13%
12/31/1999            -0.51%          12.55%           17.96%    8.04%
1/7/2000              -0.57%           7.42%           14.15%    6.00%
1/14/2000             -1.03%          10.06%           18.67%    7.74%
1/21/2000             -1.19%           7.61%           24.83%    5.99%
1/28/2000             -0.52%           7.11%           18.01%    0.02%
2/4/2000              -0.39%           9.34%           22.92%    4.81%
2/11/2000             -0.68%           9.96%           25.68%    2.07%
2/18/2000             -0.15%           8.31%           27.70%   -0.95%
2/25/2000              0.50%           9.16%           30.29%   -1.89%
3/3/2000               0.68%          11.46%           40.04%    3.81%
3/10/2000              0.48%          11.44%           41.37%    2.77%
3/17/2000              1.18%          10.11%           34.58%    7.88%
3/24/2000              1.05%          12.27%           34.49%   12.51%
3/31/2000              1.68%          12.10%           26.32%   10.49%
4/7/2000               2.49%          10.97%           27.26%   11.80%
4/14/2000              2.42%           7.09%            6.40%    0.02%
4/21/2000              2.33%           6.21%           12.97%    5.77%
4/28/2000              1.38%           6.10%           18.72%    7.17%

Compiled by CHARLES SCHWAB & CO., INC.

As shown on the chart above, equity valuations, especially of the small-cap and technology stocks, exhibited extreme volatility during the reporting period. The price/earnings (P/E) ratio for the

NASDAQ 100 Index fell by 33% in just 14 trading days during March and April. Remarkably, it remained at levels above 100 even after its precipitous decline.

Reversing a five-year period of relative under performance, small-cap stocks outperformed both large-cap stocks and international stocks for the six-month reporting period ended 4/30/00. Small-cap stocks as represented by the Russell 2000-Registered Trademark- Index achieved a total return of 18.7%. Large-cap stocks, as represented by the S&P 500-Registered Trademark- Index, returned 7.2%.

Dampened by relatively weak foreign currencies, International stocks, as represented by the Morgan Stanley Capital International Europe, Australia, Far East (MSCI-EAFE)-Registered Trademark- Index, achieved a return of 6.7% for the six-month reporting period ending 4/30/00. Reflecting the rise in intermediate-term interest rates, fixed income returns were generally weak for the period. Bond returns, as represented by the Lehman Brothers Aggregate Bond Index, were 1.4% for the six-month reporting period.

U.S. EQUITY VALUATION

The P/E ratio for the S&P 500-Registered Trademark- Index remained at very high levels during the reporting period and ended the period at a lofty 29.6 times earnings, slightly less than twice its long-term average. The P/E ratio, also known as a multiple, is the price of a stock divided by its earnings per share, and generally indicates how much investors are willing to pay for a company's earning potential. Based on other traditional market valuation measures such as the price-to-book value ratio or dividend yield, the U.S. stock market continues to remain at record or near record high valuation levels. Reflecting the extraordinary valuations of the technology sector, the P/E ratio (12 months trailing) for the NASDAQ 100 Index ended the period at 120.2, as compared to an average of 67 over the last five years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

S&P 500 PRICE EARNINGS RATIO

Jan.90  14.37
Feb.90  14.21
Mar.90  14.77
Apr.90  14.82
May.90  15.84
Jun.90  16.66
Jul.90  16.65
Aug.90  15.57
Sep.90  14.90
Oct.90  14.36
Nov.90  14.59
Dec.90  15.19
Jan.91  14.95
Feb.91  16.82
Mar.91  17.48
Apr.91  17.85
May.91  17.92
Jun.91  17.96
Jul.91  18.07
Aug.91  19.72
Sep.91  19.88
Oct.91  19.92
Nov.91  21.02
Dec.91  21.85
Jan.92  23.35
Feb.92  23.83
Mar.92  25.45
Apr.92  25.51
May.92  25.71
Jun.92  25.08
Jul.92  25.61
Aug.92  25.50
Sep.92  24.37
Oct.92  23.94
Nov.92  24.08
Dec.92  24.01
Jan.93  24.20
Feb.93  24.25
Mar.93  24.22
Apr.93  23.20
May.93  23.21
Jun.93  22.58
Jul.93  22.52
Aug.93  23.02
Sep.93  23.74
Oct.93  23.97
Nov.93  22.55
Dec.93  23.55
Jan.94  22.98
Feb.94  21.17
Mar.94  20.34
Apr.94  20.10
May.94  20.16
Jun.94  19.76
Jul.94  18.64
Aug.94  18.90
Sep.94  18.26
Oct.94  17.55
Nov.94  16.58
Dec.94  16.98
Jan.95  16.23
Feb.95  16.20
Mar.95  16.50
Apr.95  16.02
May.95  16.43
Jun.95  16.82
Jul.95  16.55
Aug.95  16.18
Sep.95  16.86
Oct.95  16.18
Nov.95  17.14
Dec.95  17.41
Jan.96  18.11
Feb.96  18.56
Mar.96  18.94
Apr.96  19.16
May.96  19.48
Jun.96  19.30
Jul.96  18.31
Aug.96  18.62
Sep.96  19.75
Oct.96  19.60
Nov.96  21.05
Dec.96  20.70
Jan.97  20.55
Feb.97  20.98
Mar.97  19.87
Apr.97  20.24
May.97  21.43
Jun.97  22.45
Jul.97  23.92
Aug.97  22.64
Sep.97  24.00
Oct.97  22.84
Nov.97  24.02
Dec.97  24.51
Jan.98  24.99
Feb.98  26.44
Mar.98  27.76
Apr.98  26.51
May.98  26.12
Jun.98  27.09
Jul.98  26.78
Aug.98  22.77
Sep.98  24.23
Oct.98  27.58
Nov.98  30.14
Dec.98  31.97
Jan.99  33.29
Feb.99  32.65
Mar.99  33.78
Apr.99  33.90
May.99  32.74
Jun.99  34.70
Jul.99  31.62
Aug.99  31.21
Sep.99  29.90
Oct.99  29.92
Nov.99  30.65
Dec.99  32.53
Jan.00  29.78
Feb.00  28.59
Mar.00  31.50
Apr.00  29.58

30-Year Average  15.8

Source: BLOOMBERG L.P.

TREASURY BOND YIELDS

Continuing a trend which began in October 1998, both long-term and intermediate-term rates continued to climb upward during the first three months of the reporting period. The primary driver of this upward trend was the continued strong growth of the domestic economy.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

10-YEAR AND 5-YEAR TREASURY BOND YIELDS

            TEN-YEAR TREASURY  FIVE-YEAR TREASURY
               BOND YIELD          NOTE YIELD
10.01.1999              5.97%               5.86%
10.08.1999              6.03%               5.95%
10.15.1999              6.07%               5.97%
10.22.1999              6.19%               6.10%
10.29.1999              6.02%               5.95%
11.05.1999              5.93%               5.86%
11.12.1999              5.93%               5.86%
11.19.1999              6.06%               5.99%
11.26.1999              6.12%               6.05%
12.03.1999              6.16%               6.07%
12.10.1999              6.07%               5.98%
12.17.1999              6.28%               6.19%
12.24.1999              6.41%               6.31%
12.31.1999              6.44%               6.34%
1.07.2000               6.52%               6.41%
1.14.2000               6.68%               6.58%
1.21.2000               6.77%               6.63%
1.28.2000               6.66%               6.66%
2.04.2000               6.55%               6.65%
2.11.2000               6.60%               6.70%
2.18.2000               6.49%               6.68%
2.25.2000               6.33%               6.47%
3.03.2000               6.39%               6.59%
3.10.2000               6.38%               6.60%
3.17.2000               6.19%               6.45%
3.24.2000               6.19%               6.50%
3.31.2000               6.00%               6.31%
4.07.2000               5.58%               6.18%
4.14.2000               5.58%               6.11%
4.21.2000               5.99%               6.24%
4.28.2000               6.21%               6.54%

Source: BLOOMBERG L.P.

Treasury bond yields exhibited an unusual pattern during the second half of the reporting period. Typically the yield on ten-year treasury securities exceeds those on five-year securities to compensate investors for the additional interest rate risk associated with longer duration securities. As shown in the graph above, late in January, this normal relationship reversed, resulting in what is referred to as a negative yield curve. This situation is a result of the accumulating budget surpluses, which are allowing the federal government to downsize its debt. The Treasury Department announced that it plans to buy back $30 billion in debt in 2000 starting with longer dated maturities because those payments carry the steepest interest payment. The anticipated reduction in supply resulting from this buyback program, as well as scaled back issuance, increased the price of the longer-term securities and resulted in a reduction in yields.

INTERNATIONAL PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MSCI-EAFE-Registered Trademark- COUNTRY US$ RETURNS
For the Six-Month Period Ended 4/30/00

Belgium         -21.4%
Austria         -14.3%
Ireland         -10.4%
Switzerland      -6.0%
Norway           -5.6%
New Zealand      -1.1%
Australia        -0.8%
United Kingdom   -0.3%
Singapore         4.8%
Netherlands       5.1%
Portugal          6.0%
Italy             6.2%
Japan             7.8%
Denmark           8.2%
Spain             9.4%
Hong Kong        17.9%
France           21.0%
Germany          21.8%
Sweden           70.7%
Finland         117.5%

Source: DATASTREAM

The MSCI-EAFE Index gained 6.7% in U.S. dollar terms (excluding reinvested dividends) during the six-month reporting period. In local currency terms, it gained 15.6%, reflecting the relative weakness of most foreign currencies (compared to the dollar) during the period.

The strongest performing countries for the period were Finland, Sweden and Germany. Those countries with the largest negative returns were Belgium, Austria and Ireland.

SCHWAB MARKETMANAGER GROWTH PORTFOLIO
PORTFOLIO PERFORMANCE

TOTAL RETURNS FOR THE PERIODS ENDED 4/30/00

                                                                                   AVERAGE ANNUAL RETURNS
                                                                                -----------------------------
                                                                                            SINCE INCEPTION
                                                       SIX MONTHS(1)            ONE YEAR       (11/18/96)
-------------------------------------------------------------------------------------------------------------
SCHWAB MARKETMANAGER GROWTH PORTFOLIO(2)                   16.23%                21.96%          18.74%
-------------------------------------------------------------------------------------------------------------
Growth Composite Index(3,4)                                13.35%                18.74%          15.78%
-------------------------------------------------------------------------------------------------------------
S&P 500-Registered Trademark- Index                         7.19%                10.13%          23.54%
-------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                        1.42%                 1.26%           5.48%
-------------------------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 3/31/00. As of 3/31/00, the portfolio's six-month, one-year and since-inception average annual total returns were 31.70%, 36.81% and 21.97%, respectively.

(1) Actual, not annualized, because period is less than one year.

(2) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, the fund's average annual returns would have been lower.

(3) The Growth Composite Index is composed of Morningstar category averages and cash equivalents as represented by the 90-day T-bill and is calculated using the portfolio allocations: 35% large-cap, 20% small-cap, 25% foreign, 15% bonds and 5% cash.

(4) As of 4/30/00 there were 2,297 large-cap funds, 845 small-cap funds, 700 foreign funds and 561 intermediate-term bond funds tracked by Morningstar. Performance includes changes in price and reinvestment of dividends and capital gains.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

          SCHWAB MARKETMANAGER                   LEHMAN BROTHERS         GROWTH
            GROWTH PORTFOLIO    S&P 500 INDEX  AGGREGATE BOND INDEX  COMPOSITE INDEX
11/18/96               $10,000        $10,000               $10,000          $10,000
11/30/96               $10,120        $10,271               $10,071          $10,144
12/31/96               $10,077        $10,068                $9,977          $10,122
01/31/97               $10,371        $10,696               $10,008          $10,365
02/28/97               $10,310        $10,780               $10,033          $10,328
03/31/97               $10,016        $10,338                $9,922          $10,068
04/30/97               $10,229        $10,955               $10,071          $10,225
05/31/97               $10,848        $11,621               $10,166          $10,857
06/30/97               $11,274        $12,141               $10,287          $11,271
07/31/97               $11,841        $13,106               $10,565          $11,849
08/31/97               $11,547        $12,372               $10,475          $11,521
09/30/97               $12,145        $13,049               $10,630          $12,106
10/31/97               $11,760        $12,613               $10,784          $11,660
11/30/97               $11,750        $13,197               $10,834          $11,712
12/31/97               $11,927        $13,424               $10,943          $11,825
01/31/98               $11,959        $13,573               $11,084          $11,911
02/28/98               $12,622        $14,552               $11,075          $12,587
03/31/98               $13,146        $15,297               $11,112          $13,080
04/30/98               $13,242        $15,452               $11,170          $13,209
05/31/98               $13,135        $15,186               $11,276          $12,996
06/30/98               $13,306        $15,802               $11,372          $13,138
07/31/98               $13,135        $15,635               $11,396          $12,922
08/31/98               $11,639        $13,377               $11,582          $11,305
09/30/98               $11,745        $14,235               $11,853          $11,598
10/31/98               $12,216        $15,392               $11,790          $12,182
11/30/98               $12,814        $16,325               $11,857          $12,752
12/31/98               $13,734        $17,265               $11,893          $13,331
01/31/99               $14,255        $17,987               $11,977          $13,542
02/28/99               $13,712        $17,427               $11,768          $13,061
03/31/99               $14,266        $18,124               $11,832          $13,421
04/30/99               $14,830        $18,826               $11,870          $13,963
05/31/99               $14,487        $18,381               $11,766          $13,764
06/30/99               $15,118        $19,402               $11,728          $14,388
07/31/99               $14,919        $18,796               $11,679          $14,323
08/31/99               $14,896        $18,702               $11,673          $14,221
09/30/99               $14,819        $18,190               $11,808          $14,161
10/31/99               $15,560        $19,341               $11,852          $14,627
11/30/99               $16,557        $19,734               $11,851          $15,316
12/31/99               $18,630        $20,897               $11,794          $16,513
01/31/00               $17,808        $19,848               $11,755          $16,004
02/29/00               $19,681        $19,472               $11,897          $16,847
03/31/00               $19,516        $21,377               $12,054          $17,299
04/30/00               $18,086        $20,734               $12,019          $16,579

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab MarketManager Growth Portfolio, made at its inception, with similar investments in the Growth Composite Index, the S&P 500-Registered Trademark-Index and the Lehman Brothers Aggregate Bond Index. The hypothetical $10,000 investment assumes investment on the first day of the month following inception and includes changes in share price and reinvestment of dividends and capital gains. A detailed analysis of the respective performances of the portfolios and the indices is provided in the PORTFOLIO DISCUSSION section later in this report.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Portfolios. Investors cannot invest in an index directly.

ASSETS

----------------------------------------------------------------------
Total net assets as of 10/31/99 (000s)                        $180,602
----------------------------------------------------------------------
Total net assets as of 4/30/00 (000s)                         $240,911
----------------------------------------------------------------------
Percentage growth from 10/31/99 to 4/30/00                       33.4%
----------------------------------------------------------------------

SCHWAB MARKETMANAGER GROWTH PORTFOLIO
PORTFOLIO SNAPSHOT

The Schwab MarketManager Growth Portfolio seeks capital growth with less volatility than a portfolio composed entirely of stock funds. The portfolio allocations will vary as the portfolio managers adjust the respective asset mixes based on changing market conditions. The information below and on the following page provides a snapshot of the portfolio's characteristics as of 4/30/00, and is not indicative of its composition after that date. The terms used below are defined on page 29. A complete list of the securities in the portfolio as of 4/30/00 is provided in the Schedule of Investments later in this report.

PORTFOLIO FACTS

                                                         SCHWAB MARKETMANAGER                     PEER GROUP
                                                           GROWTH PORTFOLIO                       AVERAGE++
---------------------------------------------------------------------------------------------------------------------
Number of Holdings                                                  45**                               138
---------------------------------------------------------------------------------------------------------------------

Median Market Cap ($ Mil)                                      $14,833++                           $58,904
---------------------------------------------------------------------------------------------------------------------

Price/Earnings (P/E) Ratio                                        41.6++                              35.4
---------------------------------------------------------------------------------------------------------------------

Price/Book (P/B) Ratio                                            11.0++                               9.5
---------------------------------------------------------------------------------------------------------------------
12-Month Yield                                                    2.05%++                             0.45%
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                            112%*                                75%
---------------------------------------------------------------------------------------------------------------------

Three-Year Beta                                                   0.68++                              0.94
---------------------------------------------------------------------------------------------------------------------
Expense Ratio                                                     0.50%+                              1.34%
---------------------------------------------------------------------------------------------------------------------

 * Compiled by Charles Schwab & Co., Inc. This information is for illustrative purposes only and is not intended to show, predict or guarantee future composition of the Portfolio.

** The Portfolio invests primarily in other funds, whereas most large-cap funds invest primarily in individual securities.

 + Reflects a reduction by the Investment Adviser and Schwab, which is guaranteed through at least 2/28/01 (excluding interest, taxes and certain non-routine expenses). Underlying funds also charge fees and incur expenses.

 ++ Source: Morningstar. The peer group average is based on 2,297 large-cap funds as tracked by Morningstar.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   ASSET MIX
                    AS A PERCENTAGE OF PORTFOLIO INVESTMENTS

Large-Cap               35.8%
Small-Cap/Mid-Cap       22.9%
International           18.3%
Short-Term Investments  15.3%
Bonds                    5.5%
Sector                   2.2%

                         MIX AS OF    TARGET MIX IN
                          4/30/00    NEUTRAL MARKETS
----------------------------------------------------
Stock Funds                79.2%          80.0%
----------------------------------------------------
Bond Funds                  5.5%          15.0%
----------------------------------------------------
Short-Term Investments     15.3%           5.0%
----------------------------------------------------
Total                     100.0%         100.0%
----------------------------------------------------

TOP 10 HOLDINGS
AS A PERCENTAGE OF PORTFOLIO INVESTMENTS(1)

-------------------------------------------
White Oak Growth Stock Fund            8.1%
-------------------------------------------
Thornburg Value Fund                   6.8%
-------------------------------------------
American Century International Growth
Fund, Institutional Class              5.8%
-------------------------------------------
Artisan International Fund             5.7%
-------------------------------------------
Marsico Focus Fund                     4.3%
-------------------------------------------

-------------------------------------------
Oakmark Select Fund                    4.0%
-------------------------------------------
T. Rowe Price Value Fund               3.9%
-------------------------------------------
Rydex Series Trust Nova Fund           3.6%
-------------------------------------------
Robertson Stephens Emerging Growth
Fund, Class A                          3.1%
-------------------------------------------
Neuberger Berman Millennium Fund       2.5%
-------------------------------------------

(1) Nothing in this report represents a recommendation of a security by the investment adviser.

SCHWAB MARKETMANAGER BALANCED PORTFOLIO
PORTFOLIO PERFORMANCE

TOTAL RETURNS FOR THE PERIODS ENDED 4/30/00

                                                                                   AVERAGE ANNUAL RETURNS
                                                                                -----------------------------
                                                                                            SINCE INCEPTION
                                                       SIX MONTHS(1)            ONE YEAR       (11/18/96)
-------------------------------------------------------------------------------------------------------------
SCHWAB MARKETMANAGER BALANCED PORTFOLIO(2)                 12.75%                17.02%          15.69%
-------------------------------------------------------------------------------------------------------------
Balanced Composite Index(3,4)                              10.04%                13.74%          13.24%
-------------------------------------------------------------------------------------------------------------
S&P 500-Registered Trademark- Index                         7.19%                10.13%          23.54%
-------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                        1.42%                 1.26%           5.48%
-------------------------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 3/31/00. As of 3/31/00, the portfolio's six-month, one-year and since-inception average annual total returns were 23.17%, 27.40% and 17.86%, respectively.

(1) Actual, not annualized, because period is less than one year.

(2) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, the fund's average annual returns would have been lower.

(3) The Balanced Composite Index is composed of Morningstar category averages and cash equivalents as represented by the 90-day T-bill and is calculated using the portfolio allocations: 30% large-cap, 15% small-cap, 15% foreign, 35% bonds and 5% cash.

(4) As of 4/30/00 there were 2,297 large-cap funds, 845 small-cap funds, 700 foreign funds and 561 intermediate-term bond funds tracked by Morningstar. Performance includes changes in price and reinvestment of dividends and capital gains.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

          SCHWAB MARKETMANAGER  S&P 500    LEHMAN BROTHERS        BALANCED
           BALANCED PORTFOLIO    INDEX   AGGREGATE BOND INDEX  COMPOSITE INDEX
11/18/96               $10,000  $10,000               $10,000          $10,000
11/30/96               $10,100  $10,271               $10,071          $10,134
12/31/96               $10,059  $10,068                $9,977          $10,090
01/31/97               $10,322  $10,696               $10,008          $10,297
02/28/97               $10,271  $10,780               $10,033          $10,270
03/31/97               $10,018  $10,338                $9,922          $10,034
04/30/97               $10,200  $10,955               $10,071          $10,198
05/31/97               $10,676  $11,621               $10,166          $10,696
06/30/97               $11,041  $12,141               $10,287          $11,029
07/31/97               $11,517  $13,106               $10,565          $11,547
08/31/97               $11,284  $12,372               $10,475          $11,294
09/30/97               $11,770  $13,049               $10,630          $11,760
10/31/97               $11,527  $12,613               $10,784          $11,485
11/30/97               $11,558  $13,197               $10,834          $11,549
12/31/97               $11,719  $13,424               $10,943          $11,662
01/31/98               $11,762  $13,573               $11,084          $11,753
02/28/98               $12,251  $14,552               $11,075          $12,253
03/31/98               $12,634  $15,297               $11,112          $12,621
04/30/98               $12,688  $15,452               $11,170          $12,725
05/31/98               $12,613  $15,186               $11,276          $12,587
06/30/98               $12,783  $15,802               $11,372          $12,733
07/31/98               $12,677  $15,635               $11,396          $12,567
08/31/98               $11,581  $13,377               $11,582          $11,416
09/30/98               $11,740  $14,235               $11,853          $11,739
10/31/98               $12,092  $15,392               $11,790          $12,161
11/30/98               $12,560  $16,325               $11,857          $12,608
12/31/98               $13,311  $17,265               $11,893          $13,067
01/31/99               $13,693  $17,987               $11,977          $13,255
02/28/99               $13,224  $17,427               $11,768          $12,839
03/31/99               $13,650  $18,124               $11,832          $13,131
04/30/99               $14,130  $18,826               $11,870          $13,534
05/31/99               $13,868  $18,381               $11,766          $13,364
06/30/99               $14,226  $19,402               $11,728          $13,807
07/31/99               $14,141  $18,796               $11,679          $13,719
08/31/99               $14,119  $18,702               $11,673          $13,629
09/30/99               $14,119  $18,190               $11,808          $13,604
10/31/99               $14,664  $19,341               $11,852          $13,956
11/30/99               $15,341  $19,734               $11,851          $14,422
12/31/99               $16,742  $20,897               $11,794          $15,228
01/31/00               $16,155  $19,848               $11,755          $14,866
02/29/00               $17,353  $19,472               $11,897          $15,456
03/31/00               $17,390  $21,377               $12,054          $15,853
04/30/00               $16,534  $20,734               $12,019          $15,357

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab MarketManager Balanced Portfolio, made at its inception, with similar investments in the Balanced Composite Index, the S&P 500-Registered Trademark-Index and the Lehman Brothers Aggregate Bond Index. The hypothetical $10,000 investment assumes investment on the first day of the month following inception and includes changes in share price and reinvestment of dividends and capital gains. A detailed analysis of the respective performances of the portfolios and the indices is provided in the PORTFOLIO DISCUSSION section later in this report.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Portfolios. Investors cannot invest in an index directly.

ASSETS

----------------------------------------------------------------------
Total net assets as of 10/31/99 (000s)                        $121,781
----------------------------------------------------------------------
Total net assets as of 4/30/00 (000s)                         $150,708
----------------------------------------------------------------------
Percentage growth from 10/31/99 to 4/30/00                       23.8%
----------------------------------------------------------------------

SCHWAB MARKETMANAGER BALANCED PORTFOLIO
PORTFOLIO SNAPSHOT

The Schwab MarketManager Balanced Portfolio seeks capital growth and income with less volatility than the Growth Portfolio. The portfolio's allocation will vary as the portfolio managers adjust the respective asset mixes based on changing market conditions. The information below and on the following page provides a snapshot of the portfolio's characteristics as of 4/30/00, and is not indicative of its composition after that date. The terms used below are defined on page 29. A complete list of the securities in the portfolio as of 4/30/00 is provided in the Schedule of Investments later in this report.

PORTFOLIO FACTS

                                                         SCHWAB MARKETMANAGER                     PEER GROUP
                                                          BALANCED PORTFOLIO                      AVERAGE++
---------------------------------------------------------------------------------------------------------------------
Number of Holdings                                                  42**                               228
---------------------------------------------------------------------------------------------------------------------

Median Market Cap ($ Mil)                                      $12,538++                           $43,966
---------------------------------------------------------------------------------------------------------------------

Price/Earnings (P/E) Ratio                                        35.8++                              32.1
---------------------------------------------------------------------------------------------------------------------

Price/Book (P/B) Ratio                                             8.7++                               7.9
---------------------------------------------------------------------------------------------------------------------
12-Month Yield                                                    2.39%++                             2.49%
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                             76%*                                95%
---------------------------------------------------------------------------------------------------------------------

Three-Year Beta                                                   0.54++                              0.54
---------------------------------------------------------------------------------------------------------------------
Expense Ratio                                                     0.50%+                              1.29%
---------------------------------------------------------------------------------------------------------------------

 * Compiled by Charles Schwab & Co., Inc. This information is for illustrative purposes only and is not intended to show, predict or guarantee future composition of the Portfolio.

** The Portfolio invests primarily in other funds, whereas most domestic hybrid funds invest primarily in individual securities.

 + Reflects a reduction by the Investment Adviser and Schwab, which is guaranteed through at least 2/28/01 (excluding interest, taxes and certain non-routine expenses). Underlying funds also charge fees and incur expenses.

 ++ Source: Morningstar. This information is as of 4/30/00. The peer group average is based on 726 domestic hybrid funds as tracked by Morningstar.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   ASSET MIX
                    AS A PERCENTAGE OF PORTFOLIO INVESTMENTS

Large-Cap               33.9%
Bond                    28.1%
Small-Cap/Mid-Cap       17.3%
International           10.9%
Short-Term Investments   8.1%
Sector                   1.7%

                         MIX AS OF    TARGET MIX IN
                          4/30/00    NEUTRAL MARKETS
----------------------------------------------------
Stock Funds                  63.8%             60.0%
----------------------------------------------------
Bond Funds                   28.1%             35.0%
----------------------------------------------------
Short-Term Investments        8.1%              5.0%
----------------------------------------------------
Total                       100.0%            100.0%
----------------------------------------------------

TOP 10 HOLDINGS
AS A PERCENTAGE OF PORTFOLIO INVESTMENTS(1)

-------------------------------------------
PIMCO Total Return Fund,
Institutional Class                   13.4%
-------------------------------------------
Artisan International Fund             6.9%
-------------------------------------------
Oakmark Select Fund                    6.5%
-------------------------------------------
White Oak Growth Stock Fund            6.4%
-------------------------------------------
T. Rowe Price Value Fund               5.7%
-------------------------------------------
Mainstay High Yield Corporate Bond
Fund, Class A                          4.7%
-------------------------------------------

-------------------------------------------
Thornburg Value Fund, Institutional
Class                                  4.6%
-------------------------------------------
Federated U.S. Government Securities
Fund, 2-5 Years, Institutional
Shares                                 4.3%
-------------------------------------------
American Century Intermediate Term
Treasury Fund                          4.1%
-------------------------------------------
Marsico Focus Fund                     3.8%
-------------------------------------------

(1) Nothing in this report represents a recommendation of a security by the investment adviser.

SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO
PORTFOLIO PERFORMANCE

TOTAL RETURNS FOR THE PERIODS ENDED 4/30/00

                                                                                      AVERAGE ANNUAL RETURNS
                                                                                   -----------------------------
                                                                                               SINCE INCEPTION
                                                          SIX MONTHS(1)            ONE YEAR       (9/16/97)
----------------------------------------------------------------------------------------------------------------
SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO(2)                   15.46%                22.33%                11.10%
----------------------------------------------------------------------------------------------------------------
Russell 2000-Registered Trademark- Index                      18.72%                18.42%                 6.25%
----------------------------------------------------------------------------------------------------------------
Average Small-Cap Fund(3)                                     26.34%                36.56%                12.26%
----------------------------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 3/31/00. As of 3/31/00, the portfolio's six-month, one-year and since-inception average annual total returns were 31.90%, 44.55% and 15.74%, respectively.

(1) Actual, not annualized, because period is less than one year.

(2) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, the fund's average annual returns would have been lower.

(3) Source: Morningstar, Inc. The small-cap fund category contains 845 funds as of 4/30/00.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

          SCHWAB MARKETMANAGER  RUSSELL 2000
          SMALL CAP PORTFOLIO      INDEX
09/16/97               $10,000       $10,000
09/30/97               $10,260       $10,201
10/31/97                $9,930        $9,753
11/30/97                $9,770        $9,690
12/31/97                $9,886        $9,859
01/31/98                $9,701        $9,704
02/28/98               $10,277       $10,420
03/31/98               $10,781       $10,849
04/30/98               $10,832       $10,909
05/31/98               $10,359       $10,321
06/30/98               $10,411       $10,342
07/31/98                $9,896        $9,505
08/31/98                $8,271        $7,659
09/30/98                $8,435        $8,259
10/31/98                $8,754        $8,595
11/30/98                $9,238        $9,046
12/31/98                $9,946        $9,606
01/31/99               $10,101        $9,734
02/28/99                $9,563        $8,945
03/31/99               $10,029        $9,085
04/30/99               $10,773        $9,899
05/31/99               $10,752       $10,043
06/30/99               $11,311       $10,497
07/31/99               $11,228       $10,210
08/31/99               $10,938        $9,832
09/30/99               $10,990        $9,834
10/31/99               $11,414        $9,874
11/30/99               $12,272       $10,464
12/31/99               $13,714       $11,648
01/31/00               $13,339       $11,460
02/29/00               $15,171       $13,353
03/31/00               $14,496       $12,473
04/30/00               $13,178       $11,722

The above graph compares the growth of a hypothetical $10,000 investment in the MarketManager Small Cap Portfolio, made at its inception, with a similar investment in the Russell 2000-Registered Trademark- Index. The hypothetical $10,000 investment assumes investment on the first day of the month following inception and includes changes in share price and reinvestment of dividends and capital gains. A detailed analysis of the performances of the portfolio and its index is provided in the PORTFOLIO DISCUSSION section later in this report.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Portfolio. Investors cannot invest in an index directly.

ASSETS

----------------------------------------------------------------------
Total net assets as of 10/31/99 (000s)                        $122,998
----------------------------------------------------------------------
Total net assets as of 4/30/00 (000s)                         $161,564
----------------------------------------------------------------------
Percentage change from 10/31/99 to 4/30/00                       31.4%
----------------------------------------------------------------------

SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO
PORTFOLIO SNAPSHOT

The Schwab MarketManager Small Cap Portfolio seeks long-term capital appreciation. It invests primarily in small-company stock funds. The information below and on the following page provides a snapshot of the portfolio's characteristics as of 4/30/00, and is not indicative of its composition after that date. The terms used below are defined on page 29. A complete list of the securities in the portfolio as of 4/30/00 is provided in the Schedule of Investments later in this report.

PORTFOLIO FACTS

                                                              SCHWAB MARKETMANAGER                 PEER GROUP
                                                              SMALL CAP PORTFOLIO                  AVERAGE++
------------------------------------------------------------------------------------------------------------------
Number of Holdings                                                       22**                           180
------------------------------------------------------------------------------------------------------------------

Median Market Cap ($ Mil)                                            $1,009++                        $1,019
------------------------------------------------------------------------------------------------------------------

Price/Earnings (P/E) Ratio                                             34.1++                          30.3
------------------------------------------------------------------------------------------------------------------

Price/Book (P/B) Ratio                                                  9.3++                           6.7
------------------------------------------------------------------------------------------------------------------
12-Month Yield                                                         3.72%++                         0.21%
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                  59%*                            92%
------------------------------------------------------------------------------------------------------------------

Three-Year Beta                                                         N/A++                          0.87
------------------------------------------------------------------------------------------------------------------
Expense Ratio                                                          0.50%+                          1.59%
------------------------------------------------------------------------------------------------------------------

 * Compiled by Charles Schwab & Co., Inc. This information is for illustrative purposes only and is not intended to show, predict or guarantee future composition of the Portfolio.

** The Portfolio invests primarily in other funds, whereas most small-cap funds invest primarily in individual securities.

 + Reflects a reduction by the Investment Adviser and Schwab, which is guaranteed through at least 2/28/01 (excluding interest, taxes and certain non-routine expenses). Underlying funds also charge fees and incur expenses.

 ++ Source: Morningstar. The peer group average is based on 845 small-cap funds as tracked by Morningstar.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   ASSET MIX
                    AS A PERCENTAGE OF PORTFOLIO INVESTMENTS

Growth                  48.4%
Value                   19.2%
Blend                   18.7%
Sector                   7.2%
Short-Term Investments   6.5%

TOP 10 HOLDINGS
AS A PERCENTAGE OF PORTFOLIO INVESTMENTS(1)

-------------------------------------------
Fremont U.S. Micro Cap Fund           13.7%
-------------------------------------------
Melody 4500 Fund, L.P.(2)             12.3%
-------------------------------------------
State Street Research Aurora Fund,
Class A                                6.3%
-------------------------------------------
Longleaf Partners Realty Fund          6.1%
-------------------------------------------
Managers Special Equity Fund           6.0%
-------------------------------------------
Turner Small Cap Growth Fund           5.6%
-------------------------------------------

-------------------------------------------
MAS Small Cap Value Fund,
Institutional Class                    4.9%
-------------------------------------------
Robertson Stephens Diversified
Growth Fund, Class A                   4.8%
-------------------------------------------
Longleaf Partners Small Cap Fund       4.4%
-------------------------------------------
Value Line Special Situations Fund     4.2%
-------------------------------------------

(1) Nothing in this report represents a recommendation of a security by the investment adviser.

(2) See Note 3 in the Notes to Financial Statements.

SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO
PORTFOLIO PERFORMANCE

TOTAL RETURNS FOR THE PERIODS ENDED 4/30/00

                                                                                       AVERAGE ANNUAL RETURN
                                                                                   -----------------------------
                                                                                               SINCE INCEPTION
                                                          SIX MONTHS(1)            ONE YEAR       (10/16/96)
----------------------------------------------------------------------------------------------------------------
SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO(1)               30.29%                53.09%           23.57
----------------------------------------------------------------------------------------------------------------
MSCI-EAFE-Registered Trademark- Index                          6.72%                13.89%          11.64%
----------------------------------------------------------------------------------------------------------------
Average Foreign Fund(3)                                       15.60%                26.90%          15.50%
----------------------------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 3/31/00. As of 3/31/00, the portfolio's six-month, one-year and since-inception average annual total returns were 51.65%, 81.72% and 27.81%, respectively.

(1) Actual, not annualized, because period is less than one year.

(2) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, the fund's average annual returns would have been lower.

(3) Source: Morningstar, Inc. The foreign fund category contains 700 funds as of 4/30/00.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

           SCHWAB MARKETMANAGER    MSCI-EAFE
          INTERNATIONAL PORTFOLIO    INDEX
10/16/96                  $10,000    $10,000
10/31/96                   $9,910     $9,836
11/30/96                  $10,220    $10,228
12/31/96                  $10,313    $10,096
01/31/97                  $10,426     $9,742
02/28/97                  $10,599     $9,902
03/31/97                  $10,558     $9,938
04/30/97                  $10,609     $9,991
05/31/97                  $11,209    $10,641
06/30/97                  $11,697    $11,227
07/31/97                  $11,962    $11,409
08/31/97                  $11,199    $10,557
09/30/97                  $11,830    $11,148
10/31/97                  $11,046    $10,291
11/30/97                  $10,894    $10,186
12/31/97                  $11,016    $10,274
01/31/98                  $11,146    $10,744
02/28/98                  $11,925    $11,434
03/31/98                  $12,670    $11,786
04/30/98                  $12,952    $11,879
05/31/98                  $13,265    $11,821
06/30/98                  $13,157    $11,911
07/31/98                  $13,525    $12,031
08/31/98                  $11,654    $10,540
09/30/98                  $11,006    $10,217
10/31/98                  $11,438    $11,281
11/30/98                  $12,011    $11,859
12/31/98                  $12,481    $12,327
01/31/99                  $12,820    $12,290
02/28/99                  $12,415    $11,998
03/31/99                  $12,853    $12,498
04/30/99                  $13,815    $13,004
05/31/99                  $13,170    $12,335
06/30/99                  $14,428    $12,816
07/31/99                  $14,985    $13,196
08/31/99                  $15,248    $13,203
09/30/99                  $15,401    $13,336
10/31/99                  $16,232    $13,836
11/30/99                  $18,683    $14,316
12/31/99                  $21,819    $15,602
01/31/00                  $21,236    $14,611
02/29/00                  $24,410    $15,004
03/31/00                  $23,356    $15,587
04/30/00                  $21,149    $14,767

The above graph compares the growth of a hypothetical $10,000 investment in the MarketManager International Portfolio, made at its inception, with a similar investment in the Morgan Stanley Capital International Europe Australasia, Far East (MSCI-EAFE)-Registered Trademark- Index. A detailed analysis of the performances of the portfolio and its index is provided in the PORTFOLIO DISCUSSION section later in this report.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Portfolio. Investors cannot invest in an index directly.

ASSETS

----------------------------------------------------------------------
Total net assets as of 10/31/99 (000s)                        $103,804
----------------------------------------------------------------------
Total net assets as of 4/30/00 (000s)                         $236,580
----------------------------------------------------------------------
Percentage change over reporting period                         127.9%
----------------------------------------------------------------------

SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO
PORTFOLIO SNAPSHOT

The Schwab MarketManager International Portfolio offers broad diversification with the convenience of a single investment. The portfolio can be used to fulfill all or part of the international equity component of your asset allocation plan. The information below and on the following page provides a snapshot of the portfolio's characteristics as of 4/30/00, and is not indicative of its composition after that date. The terms used below are defined on page 29. A complete list of the securities in the portfolio as of 4/30/00 is provided in the Schedule of Investments later in this report.

PORTFOLIO FACTS

                                                               SCHWAB MARKETMANAGER              PEER GROUP
                                                              INTERNATIONAL PORTFOLIO            AVERAGE++
-----------------------------------------------------------------------------------------------------------
Number of Holdings                                                        22**                        170
-----------------------------------------------------------------------------------------------------------

Median Market Cap ($ Mil)                                             $8,471++                    $23,383
-----------------------------------------------------------------------------------------------------------

Price/Earnings (P/E) Ratio                                              45.0++                       37.6
-----------------------------------------------------------------------------------------------------------

Price/Book (P/B) Ratio                                                   8.4++                        6.0
-----------------------------------------------------------------------------------------------------------
12-Month Yield                                                          2.61%++                      0.59%
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                   54%*                         83%
-----------------------------------------------------------------------------------------------------------

Three-Year Beta                                                         0.65++                       0.74
-----------------------------------------------------------------------------------------------------------
Expense Ratio                                                           0.50%+                       1.71%
-----------------------------------------------------------------------------------------------------------

 * Compiled by Charles Schwab & Co., Inc. This information is not intended to show, predict or guarantee future composition of the Portfolio. WEBS Germany Index Series was not included when compiling Portfolio Facts because information was not available.

** The Portfolio invests primarily in other funds, whereas most foreign funds invest primarily in individual securities.

 + Reflects a reduction by the Investment Adviser and Schwab, which is guaranteed through at least 2/28/01 (excluding interest, taxes and certain non-routine expenses). Underlying funds also charge fees and incur expenses.

 ++ Source: Morningstar. The peer group average is based on 700 foreign funds as tracked by Morningstar.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   ASSET MIX
                    AS A PERCENTAGE OF PORTFOLIO INVESTMENTS

International Diversified Mutual Funds  85.1%
Small-Cap/Mid-Cap Funds                  1.0%
Asian Regional Mutual Funds              3.0%
Short-Term Investments                   5.5%
European Regional Mutual Funds           5.4%

                               TOP FIVE COUNTRIES
                    AS A PERCENTAGE OF PORTFOLIO INVESTMENTS

-------------------------------------------
United Kingdom                        14.3%
-------------------------------------------
Japan                                 13.0%
-------------------------------------------
France                                 7.7%
-------------------------------------------
Germany                                6.6%
-------------------------------------------
Switzerland                            4.6%
-------------------------------------------

REGIONAL DIVERSIFICATION
AS A PERCENTAGE OF PORTFOLIO INVESTMENTS

-------------------------------------------
Developed Europe(1)                   50.8%
-------------------------------------------
Developed Pacific(2)                  20.3%
-------------------------------------------
Short-Term Investments                11.5%
-------------------------------------------
Emerging Markets                       7.8%
-------------------------------------------

-------------------------------------------
Canada                                 4.4%
-------------------------------------------
United States                          4.3%
-------------------------------------------
Other Countries                        0.9%
-------------------------------------------
Total                                100.0%
-------------------------------------------

TOP 10 HOLDINGS
AS A PERCENTAGE OF PORTFOLIO INVESTMENTS(3)

-------------------------------------------
Artisan International Fund            15.7%
-------------------------------------------
Janus Overseas Fund                   15.2%
-------------------------------------------
American Century International
Discovery Fund, Institutional Class   12.9%
-------------------------------------------
American Century International
Growth Fund, Institutional Class       8.2%
-------------------------------------------
Oppenheimer International Growth
Fund, Class A                          6.7%
-------------------------------------------
-------------------------------------------
AIM European Development Fund,
Class A                                5.0%
-------------------------------------------
Pilgrim International Small Cap
Growth Fund, Class Q                   4.8%
-------------------------------------------
Oakmark International Fund             3.1%
-------------------------------------------
Dreyfus Founders Passport Fund,
Class F                                2.9%
-------------------------------------------
Montgomery Global Long Short Fund,
Class R                                2.8%
-------------------------------------------

(1) Developed Europe includes the following countries: Austria, Belgium, Denmark, Finland, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.
(2) Developed Pacific includes the following countries: Australia, China/Hong Kong, Indonesia, Japan, Malaysia, New Zealand, Singapore and Thailand.
(3) Nothing in this report represents a recommendation of a security by the investment adviser.

PORTFOLIO MANAGEMENT

PORTFOLIO MANAGEMENT TEAM:

JEFF MORTIMER, vice president and senior portfolio manager, is responsible for the overall management of the MarketManager portfolios. Until February 29, 2000, Cynthia Liu was the manager for the International and Small-Cap portfolios. Cynthia co-managed the Growth and Balanced portfolios with Jeff. Jeff joined CSIM in November 1997. Prior to joining CSIM Jeff was employed by Higgins Associates, where he was Chief Investment Officer, managing and advising close to $1 billion in assets. Prior to joining Higgins, Jeff was employed by Gannett Welsh & Kotler, a money management firm. He holds an M.B.A. from the University of Chicago and a B.S. Finance from Babson College, and is a Chartered Financial Analyst (CFA).

PORTFOLIO DISCUSSION

QUESTIONS TO THE
PORTFOLIO MANAGEMENT TEAM

GROWTH AND BALANCED PORTFOLIOS

Q. HOW DID THE FUNDS PERFORM DURING THE SIX-MONTH REPORTING PERIOD?

A. The Growth and Balanced Portfolios produced total returns of 16.23% and 12.75%, respectively for the six-month reporting period ended April 30, 2000. As shown on the preceding pages, both portfolios achieved returns that were significantly greater than their respective composite indices. Additionally, both portfolios have achieved inception-to-date total returns (from 11/18/96) in excess of their respective composite indices.

Q. WHICH ASSET CLASSES PERFORMED WELL FOR THE PORTFOLIOS?
A. During the reporting period large-capitalization growth stocks and small-capitalization growth stocks were the top performing asset classes. International stocks also did well, as the growth bias was evident around the world. The primary reason for the difference in performance among these asset classes continued to be the strong performance in the technology sector during the reporting period. The table below summarizes the one-year returns of several major asset classes.

                                                                                     SIX MONTH
                                                                                    RETURN AS OF
                        ASSET CLASS                                INDEX(1)           4/30/00
------------------------------------------------------------------------------------------------
Large-Cap Stocks                                             S&P 500 Index              7.19%
------------------------------------------------------------------------------------------------
Small-Cap Stocks                                             Russell 2000 Index        18.72%
------------------------------------------------------------------------------------------------
International Stocks                                         MSCI-EAFE Index            6.72%
------------------------------------------------------------------------------------------------
Bonds                                                        Lehman Aggregate
                                                             Bond Index                 1.42%
------------------------------------------------------------------------------------------------
Cash                                                         Three-Month Treasury
                                                             Bill                       2.86%
------------------------------------------------------------------------------------------------

Q. WHAT ARE SOME OF THE UNDERLYING FUNDS THAT PERFORMED PARTICULARLY WELL FOR THE PORTFOLIOS?

A. As you might expect, those mutual funds which focused their investments in the strongest areas of the market performed best during the reporting period. These strongest funds include Janus Twenty, Marsico Focus, and White Oak. In the small/mid capitalization area, Van Wagoner Emerging Growth performed particularly well. Internationally, Artisan International and American Century International Growth led the way.(2),(3)

Q. HOW DID THE FUNDS' STRATEGIES CHANGE DURING THE REPORTING PERIOD? RELATIVE TO THEIR NEUTRAL TARGETS, HOW WERE THE FUNDS POSITIONED AT THE CLOSE OF THE REPORTING PERIOD?

A. For the majority of the reporting period the funds remained overweight in the small-cap area compared to their neutral benchmarks, large-cap and international holdings remained near neutrality. One overriding theme that existed for most of the reporting

(1) The S&P Index is composed of 500 large-company common stocks representing key industries, including many from the most recognizable companies in the United States. The Russell 2000 consists of the smallest 2000 companies in the Russell 3000 Index (largest 3000 companies), representing approximately 7% of the total market capitalization. MSCI-EAFE (refers to Europe, Australasia, and Far East) is widely accepted as a benchmark for international stock performance. The EAFE Index is an aggregate of 21 individual country indexes that collectively represent many of the major markets of the world. The Lehman Brother Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher.

(2) These 6 funds represent 27.0% of the growth portfolio and 19.0% of balanced portfolio. Please see the Schedule of Investments for more information.

(3) Past performance is no guarantee of future results. The Portfolios may sell or have already sold these funds. This is not a recommendation of a specific fund.

period was the overweighting of the growth style versus the value style. This was true throughout the portfolio, in large-capitalization mutual funds, in small-capitalization and in international mutual funds.

At the close of the reporting period, the portfolios were near neutral weight in equity mutual fund exposure relative to their benchmarks, underweight fixed income, and overweight cash. Within the equity component of the asset allocation, the portfolios were slightly overweight large-capitalization stock mutual funds and small cap mutual funds, and underweight international funds.

The charts below show the two portfolios' actual asset mixes during the reporting period. The cash holdings shown include both the actual cash holdings of the portfolios as well as the cash holdings of the underlying funds.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SCHWAB MARKETMANAGER GROWTH PORTFOLIO

           CASH   BONDS  INTERNATIONAL EQUITY  SMALL-CAP EQUITY  LARGE-CAP EQUITY
11/30/99   5.27%  6.76%                23.72%            23.74%            40.51%
12/31/99   4.02%  5.89%                23.95%            26.04%            40.10%
01/31/00   9.66%  6.13%                20.97%            26.66%            36.58%
02/29/00   7.49%  5.36%                19.61%            32.30%            35.24%
03/31/00  12.21%  5.24%                19.22%            27.87%            35.46%
04/30/00  15.27%  5.53%                18.25%            22.90%            38.05%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SCHWAB MARKETMANAGER BALANCED PORTFOLIO

          CASH   BONDS   INTERNATIONAL EQUITY  SMALL-CAP EQUITY  LARGE-CAP EQUITY
11/30/99  6.01%  26.96%                16.09%            20.53%            30.41%
12/31/99  4.83%  25.77%                16.81%            21.66%            30.93%
01/31/00  6.29%  29.02%                16.08%            18.34%            30.27%
02/29/00  5.33%  26.99%                15.02%            24.26%            28.40%
03/31/00  9.58%  27.01%                12.42%            19.71%            31.28%
04/30/00  8.09%  28.05%                10.94%            17.35%            35.57%

Q. CAN YOU SHARE A COUPLE EXAMPLES OF ANY NEW FUNDS THE PORTFOLIOS PURCHASED DURING THE PERIOD, AND WHY?

A. Two funds purchased during the period were Neuberger Berman Millennium Fund and Oakmark Select Fund. These funds were purchased for two very different reasons, and highlight the slight change of strategy as we moved through the reporting period. Neuberger Berman Millennium Fund is an aggressive small-cap mutual fund which purchases stocks its manager believes offer great promise going forward. It was added to both portfolios early in the reporting period. The Oakmark Select Fund is at the opposite side of spectrum, and is a large-cap value fund that holds about 25 names. The manager of this fund looks for stocks that are trading below what he believes to be fair value. This fund was added toward the end of the reporting period, and is used to offset some of our exposure to the underlying growth funds we continue to hold.(1),(2)
(1) These 2 funds represent 6.5% of the growth portfolio and 7.4% of the balanced portfolio. Please see the Schedule of Investments for more information.

SMALL-CAP PORTFOLIO

Q. HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

A. The portfolio achieved a total return of 15.46% for the six-month reporting period ended April 30, 2000, comparing favorably to the average small capitalization mutual fund, which returned 26.34% and the Russell 2000 Index which was 18.72%.

Q. WHICH UNDERLYING FUNDS PERFORMED PARTICULARLY WELL FOR THE PORTFOLIOS?

A. Funds that focused on the growth style of investing performed particularly well during the period, mainly due to their large technology exposure. These funds include Turner Small Cap Fund, Value Line Special Situations Fund, and Robertson Stephens Diversified Growth Fund.(2),(3)

Q. HOW DID THE PORTFOLIO'S STRATEGY CHANGE DURING THE REPORTING PERIOD, AND HOW WAS THE FUND POSITIONED AT THE CLOSE OF THE PERIOD?

A. The portfolios did not change significantly during the reporting period, although some movement was made from growth to value as the period wore on. Profits were taken from some of the mutual funds which performed extremely well and re-allocated to funds which have a more value-driven discipline to their investment strategy. At the close of the period, the fund had about equal weightings in the mid-cap, small-cap growth, small-cap value, and micro-cap sectors, each about 20% of assets. The remaining 20% of assets were split among cash, small-cap blend, and sector funds.

Q. CAN YOU SHARE A COUPLE OF EXAMPLES OF NEW FUNDS PURCHASED DURING THE PERIOD, AND WHY?

A. To increase our small-cap blend exposure (a combination of growth and value), MAS Small Cap Value Fund was added during the period. To increase exposure to the technology sector, the Firsthand Technology Value Fund was added to the portfolio where manager Kevin Landis has demonstrated an ability to be a strong performer in a very volatile asset class.(2),(4)

INTERNATIONAL PORTFOLIO

Q. HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

A. The portfolio achieved a total return of 30.29% for the six month reporting period ended April 30, 2000, comparing very favorably to the average international mutual fund, which returned 15.60% and the MSCI-EAFE Index which was up 6.72%.

Q. WHICH SECTORS OR REGIONS PERFORMED WELL FOR THE FUND?

A. Many sectors in the international markets performed well over the past six months, as the world generally followed the US market higher. The strongest regions were those in northern Europe, which benefited from the strong performance of the telecommunications sector. These were followed by Germany and France. Japan and the Pacific region
(2) Past performance is no guarantee of future results. The Portfolios may sell or have already sold these funds. This is not a recommendation of a specific fund.
(3) These 3 funds represent 14.5% of the small-cap portfolio. Please see the Schedule of Investments for more information.
(4) These 2 funds represent 7.7% of the small-cap portfolio. Please see the Schedule of Investments for more information.

posted positive returns, but couldn't compete with Europe.

Q. WHAT IMPACT DID CURRENCY EXCHANGE RATES HAVE ON THE PERFORMANCE OF INTERNATIONAL EQUITIES AND THE FUND?

A. Over the period, the general trend of foreign currencies was to weaken versus the dollar, although the Yen/ Dollar relationship continued to be volatile over the period. The Euro has weakened against the dollar since its inception on January 1, 1999. A strengthening dollar generally hurts portfolio returns; however, strong foreign markets were more than able to offset this slight negative influence.

Q. HOW DID THE FUND'S STRATEGY CHANGE DURING THE REPORTING PERIOD, AND HOW WAS THE FUND POSITIONED VERSUS ITS BENCHMARK AT THE CLOSE OF THE PERIOD?

A. During the reporting period, the portfolio's European weighting was increased slightly, as profits were taken from some Asian holdings and re-invested Euroland. Small company exposure was also increased over the reporting period, as the portfolio continued to take advantage of the relative values offered by this category. During most of the reporting period, the portfolio was overweighed in Europe and small company stocks relative to the MSCI-EAFE Index, with the Pacific region carrying about an index weight.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO
Actual Asset Mix: 10/31/98-10/31/99

       CANADA   USA   DEVELOPED EUROPE  DEVELOPED PACIFIC  EMERGING MARKETS  OTHER COUNTRIES   CASH
10/99   4.21%  2.31%            40.41%             34.57%             5.55%            1.42%  11.53%
11/99   4.40%  3.12%            41.14%             35.28%             6.61%            1.25%   8.20%
12/99   4.78%  4.40%            42.83%             30.35%             7.96%            1.00%   8.68%
1/00    4.40%  4.23%            44.72%             26.15%             8.60%            1.34%  10.56%
2/00    4.25%  5.19%            48.91%             22.16%             8.55%            0.79%  10.15%
3/00    4.72%  5.03%            49.00%             22.84%             8.41%            0.84%   9.16%
4/00    4.41%  4.27%            50.83%             20.31%             7.76%            0.90%  11.52%

GLOSSARY

ASSET ALLOCATION--The division of holdings among different types of assets, such as domestic stocks, international stocks, bonds and cashequivalent securities.

BETA--A measure of a stock's volatility relative to the overall stock market. The beta of the S&P 500-Registered Trademark- Index is 1. Any investment that is more volatile than the market as a whole has a beta value higher than 1. If the beta is less than 1, the investment is considered to be less volatile than the market.

CAPITAL GAIN (LOSS)--When a stock is sold for a profit, the difference between the net sales price and its net purchase price, or cost basis, is a capital gain. If a stock is sold below cost, the difference is a capital loss.

EARNINGS GROWTH RATE--The average annual rate of growth in earnings over the past five years for the stocks in a fund's portfolio.

EARNINGS PER SHARE (EPS)--The net income (or earnings) of a company for the past 12 months divided by the current number of shares outstanding.

EXPENSE RATIO--Amount, expressed as a percentage of total investment, that shareholders pay annually for mutual fund operating expenses and management fees.

MARKET CAPITALIZATION--The dollar value of a company or the amount someone would pay to buy the company today. It is calculated by multiplying the total number of outstanding shares by the current price per share. Median market cap is the midpoint of a fund's total market capitalization, weighted by the portion of assets invested in each holding. As a result, half of the fund's holdings will have market caps above the median, and the rest below it.

NET ASSET VALUE (NAV)--The market value of a fund share.

PRICE/BOOK (P/B) RATIO--Compares a stock's market value with the value of total assets minus intangible assets and total liabilities (the book value). It is determined by dividing the current price of the stock by common stockholder equity per share. In evaluating stocks, comparing P/B ratios often works well in situations where price/earnings ratios do not, because the P/B ratio is stable over time and is always a positive number. P/B ratios are best used for comparisons within an industry rather than between industries, as certain industries will usually contain stocks that have all high or all low P/B ratios. For mutual funds the P/B ratio is the weighted average of all the stocks' P/B ratios in the portfolio.

PRICE/EARNINGS (P/E) RATIO--The ratio of a company's stock price to its earnings per share over the past year. For mutual funds the P/E ratio is the weighted average of all the stocks' P/E ratios in the mutual fund's portfolio. The P/E is an indicator of market expectations about a company's prospects. Typically, the higher the P/E, the greater the expectations for a company's future growth. Because earnings are volatile and sometimes "negative," however, the P/E has its limitations and may fail as a measure for a significant number of stocks at any given time.

RETURN ON EQUITY--The average annual rate of return generated by the companies a fund holds during the past five years for each dollar of shareholders' equity (net income divided by shareholders' equity).

STOCK--A share of ownership, or equity, in a corporation.

TOTAL RETURN--The sum of dividends, plus capital gains (or losses).

TURNOVER RATE--An indication of a fund's trading activity. Funds with higher turnover rates typically incur higher transaction costs and are more likely to distribute capital gains, which are taxable to investors.

YIELD--The income generated by an investment, expressed as a percentage of its price.

SCHWAB MARKETMANAGER GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
April 30, 2000 (Unaudited)

                                      Number     Value
                                     of Shares   (000s)
                                     ---------  --------
INVESTMENT FUNDS -- 84.7%
ASIAN FUNDS -- 0.5%
Scudder Japan Fund                      82,201  $  1,175
                                     ---------  --------
                                                   1,175
                                                --------
BOND FUNDS -- 5.5%
American Century Intermediate
 Term Treasury Fund                    499,369     4,979
American Century Long Term
 Treasury Fund                         121,150     1,180
American Century Target
 2020 Fund                              32,669     1,088
Federated U.S. Government
 Securities  Fund, 1-3 Years,
 Institutional Shares                   85,880       881
PIMCO Total Return Fund,
Institutional Class                    526,387     5,200
                                                --------
                                                  13,328
                                                --------
INTERNATIONAL STOCK FUNDS -- 17.8%
Acorn International Fund               160,137     5,603
American Century International
 Discovery Fund, Institutional
 Class+                                273,184     4,895
American Century International
Growth Fund, Institutional Class       981,418    14,054
Artisan International Fund             458,905    13,749
Dreyfus Founders Passport Fund+         94,161     2,030
Oakmark International Fund             169,668     2,443
                                                --------
                                                  42,774
                                                --------
LARGE-CAP FUNDS -- 35.8%
Accessor Value & Income Portfolio      104,200     2,132
Excelsior Large Cap
 Growth Fund+                          326,276     5,798
Heritage Capital Appreciation
 Fund, Class A                         140,822     4,413
Janus Twenty Fund                       60,662     4,858
Longleaf Partners Fund                  20,840       425
Managers Capital Appreciation
 Fund+                                  53,997     3,159
Marsico Focus Fund+                    475,420    10,288
Marsico Growth & Income Fund+          224,455     4,626
Oakmark Select Fund                    481,133     9,618

                                      Number     Value
                                     of Shares   (000s)
                                     ---------  --------
Rydex Series Trust Arktos Fund,
 Investor Class                        102,249  $  1,958
Rydex Series Trust Nova Fund+          217,424     8,636
Rydex Series Trust Ursa Fund,
 Investor Class                        190,355     1,510
T. Rowe Price Value Fund               524,717     9,335
White Oak Growth Stock Fund+           272,000    19,451
                                                --------
                                                  86,207
                                                --------
SECTOR FUNDS -- 2.2%
Heritage Technology Fund,
 Class A+                               93,953     1,639
T. Rowe Price New Era Fund             165,906     3,745
                                                --------
                                                   5,384
                                                --------
SMALL-CAP / MID-CAP FUNDS -- 22.9%
Baron Small Cap Fund+                  139,183     2,278
Berger Small Cap Value Fund+            94,544     2,123
Firsthand Technology Value Fund         18,032     2,046
Hambrecht & Quist IPO & Emerging
 Company Fund+                          55,813       668
Loomis Sayles Small Cap
 Growth Fund+                           57,705     1,587
MAS Small Cap Value Fund,
Institutional Class                    122,554     2,615
Melody 4500 Fund, L.P.+**              419,711     5,200
Neuberger Berman Millennium
 Fund                                  190,311     6,122
Riggs Small Company
 Stock Fund+                           174,620     2,298
Robertson Stephens Emerging
 Growth Fund, Class A                  126,337     7,421
Robertson Stephens Mid Cap
Opportunities Fund                     215,614     3,543
Thornburg Value Fund, Class A          219,973     7,400
Thornburg Value Fund,
 Institutional Class+                  262,109     8,846
VAN Wagoner Emerging
 Growth Fund+                           63,006     2,540
Weitz Series Hickory Fund               14,365       477
                                                --------
                                                  55,164
                                                --------

TOTAL INVESTMENT FUNDS
 (Cost $182,267)                                 204,032
                                                --------

SCHWAB MARKETMANAGER GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)

                                      Number     Value
                                     of Shares   (000s)
                                     ---------  --------
SHORT-TERM INVESTMENTS -- 15.3%
Bank One Grand Cayman
 Time Deposit, 5.44%*, 05/01/00      5,000,000  $  5,000
Cayman Time Deposit
  5.44%*, 05/01/00                   8,589,119     8,589
Chase Manhattan Bank
NY Time Deposit, 5.44%*,
 05/01/00                            5,000,000     5,000
Citibank Nassau TCA
 Time Deposit, 5.44%*, 05/01/00      5,000,000     5,000
Morgan Guaranty London
 Time Deposit
  5.44%*, 05/01/00                   5,000,000     5,000
Rydex U.S. Government
 Money Market Fund,
  5.04%*                             3,207,838     3,208
Wachovia Bank NA Time Deposit
  5.44%*, 05/01/00                   5,000,000     5,000
                                                --------
TOTAL SHORT-TERM INVESTMENTS
(Cost $36,797)                                    36,797
                                                --------
TOTAL INVESTMENT -- 100.0%
(Cost $219,064)                                  240,829
                                                --------
OTHER ASSETS AND LIABILITIES, NET -- 0.0%
Other assets                                         146
Liabilities                                          (64)
                                                --------
                                                      82
                                                --------
TOTAL NET ASSETS -- 100.0%                      $240,911
                                                ========

SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.

SCHWAB MARKETMANAGER BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS
April 30, 2000 (Unaudited)

                                      Number     Value
                                     of Shares   (000s)
                                     ---------  --------
INVESTMENT FUNDS -- 91.6%
ASIAN FUNDS -- 0.5%
Scudder Japan Fund                      51,939  $    742
                                                --------
                                                     742
                                                --------
BOND FUNDS -- 28.0%
American Century Intermediate
 Term Treasury Fund                    616,814     6,150
American Century Long Term
 Treasury Fund                         228,451     2,225
Federated U.S. Government
 Securities Fund, 2-5 Years,
 Institutional Shares                  634,196     6,526
Mainstay High Yield Corporate
 Bond Fund, Class A                    984,831     7,091
PIMCO Total Return Fund,
 Institutional Class                 2,043,611    20,190
                                                --------
                                                  42,182
                                                --------
INTERNATIONAL STOCK FUNDS -- 10.4%
Acorn International Fund                37,793     1,322
American Century International
 Discovery Fund, Institutional
 Class+                                100,143     1,795
Artisan International Fund             343,333    10,286
Dreyfus Founders Passport Fund+         70,621     1,523
Oakmark International Fund              52,443       755
                                                --------
                                                  15,681
                                                --------
LARGE-CAP FUNDS -- 33.7%
Accessor Value & Income Portfolio       44,240       905
Excelsior Large Cap
 Growth Fund+                          157,777     2,804
Heritage Capital Appreciation
 Fund, Class A                          46,453     1,456
Janus Twenty Fund                       27,134     2,173
Longleaf Partners Fund                  26,813       547
Managers Capital Appreciation
 Fund+                                  20,037     1,172
Marsico Focus Fund+                    262,940     5,690
Marsico Growth & Income Fund+          108,795     2,242

                                      Number     Value
                                     of Shares   (000s)
                                     ---------  --------
Oakmark Select Fund                    489,546  $  9,786
Rydex Series Trust Arktos Fund,
 Investor Class                         51,124       979
Rydex Series Trust Nova Fund+           82,930     3,294
Rydex Series Trust OTC Fund             18,272       508
Rydex Series Trust Ursa Fund,
 Investor Class                        126,903     1,006
T. Rowe Price Value Fund               483,170     8,596
White Oak Growth Stock Fund+           134,931     9,649
                                                --------
                                                  50,807
                                                --------
SECTOR FUNDS -- 1.7%
T. Rowe Price New Era Fund             110,683     2,498
                                                --------
                                                   2,498
                                                --------
SMALL-CAP/MID-CAP FUNDS -- 17.3%
Baron Small Cap Fund+                   83,780     1,372
Firsthand Technology Value Fund          5,288       600
Hambrecht & Quist IPO & Emerging
 Company Fund+                          35,728       427
Loomis Sayles Small Cap
 Growth Fund+                           37,338     1,027
MAS Small Cap Value Fund,
 Institutional Class                    63,025     1,345
Melody 4500 Fund, L.P.+**              400,000     4,956
Neuberger Berman Millennium
 Fund                                   42,948     1,382
Robertson Stephens Emerging
 Growth Fund, Class A                   29,960     1,760
Robertson Stephens Mid Cap
 Opportunities Fund                    137,939     2,266
Thornburg Value Fund, Class A           78,693     2,647
Thornburg Value Fund,
Institutional Class+                   206,176     6,959
VAN Wagoner Emerging
 Growth Fund+                           19,512       787
Weitz Series Hickory Fund               17,378       577
                                                --------
                                                  26,105
                                                --------
TOTAL INVESTMENT FUNDS
 (Cost $128,109)                                 138,015
                                                --------

SCHWAB MARKETMANAGER BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)


                                      Number     Value
                                     of Shares   (000s)
                                     ---------  --------
SHORT-TERM INVESTMENTS -- 8.0%
Cayman Time Deposit
  5.44%*, 05/01/00                   3,665,300  $  3,665
Chase Manhattan Bank
 NY Time Deposit
  5.44%*, 05/01/00                   2,000,000     2,000
Citibank Nassau TCA Time Deposit
  5.44%*, 05/01/00                   2,000,000     2,000
Morgan Guaranty
 London Time Deposit
  5.44%*, 05/01/00                   2,000,000     2,000
Rydex U.S. Government
 Money Market Fund,
  5.04%*                               476,179       476
Wachovia Bank NA Time Deposit
  5.44%*, 05/01/00                   2,000,000     2,000
                                                --------
TOTAL SHORT-TERM INVESTMENTS
(Cost $12,141)                                    12,141
                                                --------
TOTAL INVESTMENTS -- 99.6%
(Cost $140,250)                                  150,156
                                                --------
OTHER ASSETS AND LIABILITIES, NET -- 0.4%
Other assets                                         585
Liabilities                                          (33)
                                                --------
                                                     552
                                                --------
TOTAL NET ASSETS -- 100.0%                      $150,708
                                                ========

SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.

SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO
SCHEDULE OF INVESTMENTS
April 30, 2000 (Unaudited)

                                      Number     Value
                                     of Shares   (000s)
                                     ---------  --------
INVESTMENT FUNDS -- 93.4%
Sector Funds -- 1.1%
Excelsior Energy & Natural
 Resources Fund                        121,558  $  1,816
                                                --------
                                                   1,816
                                                --------
SMALL-CAP / MID-CAP FUNDS -- 92.3%
BlackRock Small Cap Value Equity
 Fund, Institutional Class             230,562     3,495
Firsthand Technology Value Fund         39,845     4,520
Fremont U.S. Micro Cap Fund+           531,716    22,125
Liberty-Stein Roe Capital
 Opportunities Fund+                   155,716     6,028
Longleaf Partners Realty Fund          792,892     9,871
Longleaf Partners Small Cap Fund       363,203     7,173
Managers Special Equity Fund            99,836     9,716
MAS Small Cap Value Fund,
 Institutional Class                   372,628     7,952
Melody 4500 Fund, L.P.+**            1,605,081    19,887
Neuberger Berman Genesis
 Fund                                  234,710     3,854
PBHG Small Cap Value Fund              119,568     2,137
Robertson Stephens Diversified
 Growth Fund, Class A+                 231,316     7,742
Scudder Micro Cap Fund                 113,131     1,672
State Street Research Aurora Fund,
 Class A                               419,703    10,249
Turner Micro Cap Growth Fund+          126,707     4,478
Turner Small Cap Growth Fund+          206,299     8,962
Value Line Special Situations Fund     239,514     6,714
VAN Wagoner Emerging
 Growth Fund+                          115,224     4,646
VAN Wagoner Micro Cap Fund              90,955     3,283
Weitz Series Hickory Fund              141,634     4,705
                                                --------
                                                 149,209
                                                --------
TOTAL INVESTMENT FUNDS
(Cost $134,624)                                  151,025
                                                --------

                                      Number     Value
                                     of Shares   (000s)
                                     ---------  --------
SHORT-TERM INVESTMENTS -- 6.5%
Bank One Grand Cayman
 Time Deposit
  5.44%*, 05/01/00                   2,000,000  $  2,000
Cayman Time Deposit
  5.44%*, 05/01/00                     441,638       442
Chase Manhattan Bank
 NY Time Deposit
  5.44%*, 05/01/00                   2,000,000     2,000
Citibank Nassau TCA Time Deposit
  5.44%*, 05/01/00                   2,000,000     2,000
Morgan Guaranty
 London Time Deposit
  5.44%*, 05/01/00                   2,000,000     2,000
Wachovia Bank NA Time Deposit
  5.44%*, 05/01/00                   2,000,000     2,000
                                                --------
TOTAL SHORT-TERM INVESTMENTS
(Cost $10,442)                                    10,442
                                                --------
TOTAL INVESTMENTS -- 99.9%
(Cost $145,066)                                  161,467
                                                --------
OTHER ASSETS AND Liabilities, NET -- 0.1%
Other assets                                         113
Liabilities                                          (16)
                                                --------
                                                      97
                                                --------
TOTAL NET ASSETS -- 100.0%                      $161,564
                                                ========


SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.

SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS
April 30, 2000 (Unaudited)

                                      Number     Value
                                     of Shares   (000s)
                                     ---------  --------
INVESTMENT FUNDS -- 94.3%
ASIAN FUNDS -- 3.0%
Colonial Newport Japan Fund*            51,186  $  1,065
Colonial Newport Tiger Fund,
 Class A                               197,407     2,527
Scudder Japan Fund                     242,588     3,466
                                                --------
                                                   7,058
                                                --------
EUROPEAN FUNDS -- 5.4%
AIM European Development Fund,
 Class A                               466,870    11,910
Vontobel Eastern European
 Equity Fund                            94,329       933
                                                --------
                                                  12,843
                                                --------
INTERNATIONAL STOCK FUNDS -- 84.9%
American Century International
 Discovery Fund,
 Institutional Class+                1,704,789    30,550
American Century International
 Growth Fund, Institutional Class    1,347,900    19,302
Artisan International Fund           1,237,178    37,066
Dreyfus Founders Passport Fund+        312,468     6,737
Driehaus International
 Growth Fund                           308,657     5,892
First Eagle SoGen Overseas Fund        382,933     5,300
Hotchkis & Wiley International
 Fund                                  228,325     5,914
Ivy International Fund, Class A         77,679     3,381
Janus Overseas Fund                    934,582    35,869
Montgomery Global Long Short
 Fund                                  213,870     6,525
Oakmark International Fund             500,606     7,209
Oppenheimer International Growth
 Fund, Class A+                        665,320    15,914
Pilgrim International Small Cap
 Growth Fund, Class Q                  260,577    11,288
Tweedy Browne Global Value Fund        219,265     4,648
William Blair International
 Growth Fund                           214,589     5,236
                                                --------
                                                 200,831
                                                --------
SMALL-CAP / MID-CAP FUNDS -- 1.0%
American Century Emerging
 Markets Fund                          352,967  $  2,344
                                                --------
                                                   2,344
                                                --------
TOTAL INVESTMENT FUNDS
  (Cost $203,281)                                223,076
                                                --------
SHORT-TERM INVESTMENTS -- 5.5%
Bank One Grand Cayman
 Time Deposit
  5.44%*, 05/01/00                   2,000,000     2,000
Cayman Time Deposit
  5.44%*, 05/01/00                   3,051,130     3,051
Chase Manhattan Bank
 NY Time Deposit
  5.44%*, 05/01/00                   2,000,000     2,000
Citibank Nassau TCA Time Deposit
  5.44%*, 05/01/00                   2,000,000     2,000
Morgan Guaranty
London Time Deposit
  5.44%*, 05/01/00                   2,000,000     2,000
Wachovia Bank NA Time Deposit
  5.44%*, 05/01/00                   2,000,000     2,000
                                                --------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $13,051)                                   13,051
                                                --------
TOTAL INVESTMENTS -- 99.8%
 (Cost $216,332)                                 236,127
                                                --------
OTHER ASSETS AND LIABILITIES, NET -- 0.2%
 Other assets                                        570
 Liabilities                                        (117)
                                                --------
                                                     453
                                                --------
TOTAL NET ASSETS -- 100.0%                      $236,580
                                                --------

NOTES TO SCHEDULES OF INVESTMENTS
April 30, 2000

+        Non-income producing security.
*        Interest rate represents the yield on report date.
**       See Note 3 of Notes to Financial Statements.
L.P. --  Limited Partnership

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES (in thousands)
April 30, 2000


                                                         Schwab MarketManager Portfolios(TM)
                                                     --------------------------------------------
                                                      Growth   Balanced  Small Cap  International
                                                     --------  --------  ---------  -------------
ASSETS
Investments, at value (Cost: $219,064, $140,250,
  $145,066, and $216,332, respectively)              $240,829  $150,156   $161,467     $236,127
Receivables:
  Fund shares sold                                        107       556         93          520
  Dividends                                                 7        19         --           --
  Interest                                                 16         5          5            6
Prepaid expenses                                           16         5         15           44
                                                     --------  --------  ---------     --------
    Total assets                                      240,975   150,741    161,580      236,697
                                                     --------  --------  ---------     --------
Liabilities
Payables:
  Fund shares redeemed                                     --         2         --           --
  Investment advisory and administration fees              10         6          5           11
Accrued expenses                                           54        25         11          106
                                                     --------  --------  ---------     --------
    Total liabilities                                      64        33         16          117
                                                     ========  ========  =========     ========
Net assets applicable to outstanding shares          $240,911  $150,708   $161,564     $236,580
                                                     ========  ========  =========     ========
Net assets consist of:
Paid-in capital                                      $194,268  $127,691   $140,557     $198,563
Undistributed net investment income                       565     1,088        145          611
Accumulated net realized gain on investments sold      24,313    12,023      4,461       17,611
Net unrealized appreciation on investments             21,765     9,906     16,401       19,795
                                                     --------  --------  ---------     --------
                                                     $240,911  $150,708   $161,564     $236,580
                                                     ========  ========  =========     ========
Pricing of shares:
Outstanding shares, $0.00001 par value (unlimited
   shares authorized)                                  16,864    11,140     13,139       13,871
Net asset value, offering and redemption price per
  share                                                $14.29    $13.53     $12.30       $17.06

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (in thousands)
For the six months ended  April 30, 2000 (Unaudited)


                                                         Schwab MarketManager Portfolios(TM)
                                                     --------------------------------------------
                                                      Growth   Balanced  Small Cap  International
                                                     --------  --------  ---------  -------------
Investment income:
  Dividends                                          $  4,345  $  3,181  $   3,371     $  4,878
  Interest                                                256       118        167          192
                                                     --------  --------  ---------     --------
    Total investment income                             4,601     3,299      3,538        5,070
                                                     --------  --------  ---------     --------
Expenses:
  Investment advisory and administration fees             597       380        412          483
  Transfer agency and shareholder service fees            276       176        191          224
  Custodian fees                                           27         8          1           13
  Portfolio accounting fees                                18        13         35           16
  Registration fees                                        17        14          5            9
  Professional fees                                        11         9          2           13
  Shareholder reports                                      19         5          8           60
  Trustees' fees                                            4         6          6            6
  Proxy fees                                                8         4          6            7
  Other expenses                                            8         7          2            7
                                                     --------  --------  ---------     --------
                                                          985       622        668          838
Less:expenses reduced (see Note 5)                       (425)     (267)      (280)        (384)
                                                     --------  --------  ---------     --------
    Net expenses incurred by fund                         560       355        388          454
                                                     --------  --------  ---------     --------
Net investment income                                   4,041     2,944      3,150        4,616
                                                     --------  --------  ---------     --------
Net realized gain on investments:
  Net realized gain on investments sold                20,745    10,353      7,563       13,472
  Net realized gain received from underlying funds      3,847     1,811      2,654        4,238
                                                     --------  --------  ---------     --------
    Net realized gain on investments                   24,592    12,164     10,217       17,710
                                                     --------  --------  ---------     --------
Net unrealized appreciation (depreciation) on
  investments                                            (378)      316      3,678        2,073
                                                     --------  --------  ---------     --------
Net gain on investments                                24,214    12,480     13,895       19,783
                                                     --------  --------  ---------     --------
Increase in net assets resulting from operations     $ 28,255  $ 15,424  $  17,045     $ 24,399
                                                     ========  ========  =========     ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (in thousands)

                                                                  Schwab MarketManager Portfolios(TM)
                                       ---------------------------------------------------------------------------------------------
                                             Growth                 Balanced               Small Cap             International
                                       ----------------------  ----------------------  ----------------------  ---------------------
                                       Six months              Six months              Six months              Six months
                                         ended        Year       ended        Year       ended        Year       ended        Year
                                        04/30/00     ended      04/30/00     ended      04/30/00     ended      04/30/00     ended
                                      (Unaudited)   10/31/99  (Unaudited)   10/31/99  (Unaudited)   10/31/99  (Unaudited)   10/31/99
                                      -----------  ---------- -----------  ---------- -----------  ---------- -----------  ---------
Operations:
  Net investment income                $    4,041  $    2,077  $    2,944  $    2,373  $    3,150  $    2,795  $    4,616  $     775
  Net realized gain on investments         20,745      19,916      10,353      10,077       7,563       5,707      13,472     13,982
  Net realized gain received from
    underlying funds                        3,847       2,831       1,811       1,397       2,654       4,813       4,238      1,240
  Net unrealized appreciation
    (depreciation) on investments            (378)     15,237         316       6,255       3,678      20,277       2,073     13,138
                                       ----------  ----------  ----------  ----------  ----------  ----------  ----------  ---------
  Increase in net assets
    resulting from operations              28,255      40,061      15,424      20,102      17,045      33,592      24,399     29,135
                                       ----------  ----------  ----------  ----------  ----------  ----------  ----------  ---------
Dividends and distributions:
  Dividends to shareholders from net
    investment income                      (4,282)     (2,077)     (3,256)     (2,373)     (5,150)       (673)     (3,862)     (775)
  Dividends in excess of net
    investment income                          --        (625)         --        (118)         --          --          --      (143)
  Distributions to shareholders from
    net capital gains                     (23,031)     (3,029)    (11,787)         --          --          --     (14,371)        --
                                       ----------  ----------  ----------  ----------  ----------  ----------  ----------  ---------
  Total dividends and distributions
    to shareholders                       (27,313)     (5,731)    (15,043)     (2,491)     (5,150)       (673)    (18,233)     (918)
                                       ----------  ----------  ----------  ----------  ----------  ----------  ----------  ---------
Capital share transactions:
  Proceeds from shares sold                68,360      40,223      31,808      38,953      42,475      20,774     163,035     47,140
  Net asset value of shares issued in
    reinvestment of dividends              26,775       5,639      14,451       2,389       4,883         642      17,401        879
  Payments for shares redeemed            (35,768)    (51,444)    (17,713)    (29,966)    (20,687)    (59,884)    (53,826)  (46,236)
                                       ----------  ----------  ----------  ----------  ----------  ----------  ----------  ---------
  Increase (decrease) in net assets from
    capital share transactions             59,367      (5,582)     28,546      11,376      26,671     (38,468)    126,610      1,783
                                       ----------  ----------  ----------  ----------  ----------  ----------  ----------  ---------
  Total increase (decrease) in net
    assets                                 60,309      28,748      28,927      28,987      38,566      (5,549)    132,776     30,000

Net assets:
  Beginning of period                     180,602     151,854     121,781      92,794     122,998     128,547     103,804     73,804
                                       ----------  ----------  ----------  ----------  ----------  ----------  ----------  ---------
  End of period (including
    undistributed net investment income
    (loss) of $565, $806, $1,088, $1,400,
    $145, $2,145, $611, $(143),
    respectively)                      $  240,911  $  180,602  $  150,708  $  121,781  $  161,564  $  122,998  $  236,580  $ 103,804
                                       ==========  ==========  ==========  ==========  ==========  ==========  ==========  =========
Number of fund shares:
  Sold                                      4,574       3,089       2,290       3,085       3,232       2,046       8,866      3,661
  Reinvested                                1,830         457       1,060         196         387          68         995         78
  Redeemed                                 (2,389)     (3,980)     (1,273)     (2,386)     (1,624)     (6,075)     (2,987)   (3,716)
                                       ----------  ----------  ----------  ----------  ----------  ----------  ----------  ---------
  Net increase (decrease) in
    shares outstanding                      4,015        (434)      2,077         895       1,995      (3,961)      6,874         23
Shares outstanding:
  Beginning of period                      12,849      13,283       9,063       8,168      11,144      15,105       6,997      6,974
                                       ----------  ----------  ----------  ----------  ----------  ----------  ----------  ---------
  End of period                            16,864      12,849      11,140       9,063      13,139      11,144      13,871      6,997
                                       ==========  ==========  ==========  ==========  ==========  ==========  ==========  =========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                      11/1/99-    11/1/98-    11/1/97-    11/18/96-
                                       4/30/00    10/31/99    10/31/98    10/31/97
SCHWAB MARKETMANAGER GROWTH  (Unaudited)
PORTFOLIO
---------------------------------------------------------------------------------------
PER-SHARE DATA ($)
---------------------------------------------------------------------------------------
Net asset value at beginning of period   14.06        11.43       11.60       10.00
                                     ----------------------------------------------
Income from investment operations:
  Net investment income                   0.30         0.16        0.32        0.08
  Net realized and unrealized gain
    on investments                        2.03         2.91        0.11        1.66
                                     ----------------------------------------------
  Total income from investment
    operations                            2.33         3.07        0.43        1.74
                                     ----------------------------------------------
Less distributions:
  Dividends from net investment income   (0.33)       (0.16)      (0.29)      (0.14)
  Dividends in excess of net investment
    income                                  --        (0.05)         --          --
  Distributions from capital gains       (1.77)       (0.23)      (0.31)         --
                                     ----------------------------------------------
  Total distributions                    (2.10)       (0.44)      (0.60)      (0.14)
                                     ----------------------------------------------
NET ASSET VALUE AT END OF PERIOD         14.29        14.06       11.43       11.60
                                     ----------------------------------------------
Total return (%)                         16.23(1)     27.38        3.87       17.60(1)

RATIOS/SUPPLEMENTAL DATA (%)
---------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                      0.50(2,3)    0.50        0.50        0.50(2)
Expense reductions reflected in above
  ratio                                   0.38(2)      0.43        0.67        0.77(2)
Ratio of net investment income to
  average net assets                      3.66(2)      1.23        2.66        2.07(2)
Portfolio turnover rate                    112          284         384         192
Net assets, end of period ($ x 1,000)  240,911      180,602     151,854     123,877

(1)   Not annualized.
(2)   Annualized.
(3)   Would have been 0.51% if certain non-routine expenses had been included.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     11/1/99-      11/1/98-   11/1/97-   11/18/96-
                                     4/30/00       10/31/99   10/31/98   10/31/97
SCHWAB MARKETMANAGER BALANCED    (Unaudited)
PORTFOLIO
-------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------
Net asset value at beginning of period    13.44        11.36       11.38       10.00
                                     ----------------------------------------------
Income from investment operations:
  Net investment income                   0.29         0.27        0.36        0.17
  Net realized and unrealized gain
    on investments                        1.43         2.11        0.18        1.34
                                     ----------------------------------------------
  Total income from investment
    operations                            1.72         2.38        0.54        1.51
                                     ----------------------------------------------
Less distributions:
  Dividends from net investment income   (0.35)       (0.28)      (0.34)      (0.13)
  Dividends in excess of net investment
    income                                  --        (0.02)         --          --
  Distributions from capital gains       (1.28)          --       (0.22)         --
                                     ----------------------------------------------
  Total distributions                    (1.63)       (0.30)      (0.56)      (0.13)
                                     ----------------------------------------------
NET ASSET VALUE AT END OF PERIOD         13.53        13.44       11.36       11.38
                                     ----------------------------------------------
Total return (%)                         12.75(1)     21.28        4.89      15.27(1)

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                      0.50(2,3)    0.50        0.50        0.50(2)
Expense reductions reflected in above
  ratio                                   0.38(2)      0.45        0.69        0.95(2)
Ratio of net investment income to
  average net assets                      4.19(2)      2.20        3.21        3.03(2)
Portfolio turnover rate                     76          244         353         171
Net assets, end of period ($ x 1,000)  150,708      121,781      92,794      61,133

(1)   Not annualized.
(2)   Annualized.
(3)   Would have been 0.51% if certain non-routine expenses had been included.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                     11/1/99-      11/1/98-   11/1/97-    9/16/97-
                                     4/30/00       10/31/99   10/31/98   10/31/97
SCHWAB MARKETMANAGER SMALL CAP    (Unaudited)
PORTFOLIO
-------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------
Net asset value at beginning of period   11.04         8.51        9.93       10.00
                                     ------------------------------------------------
Income from investment operations:
  Net investment income                   0.28         0.24        0.21        0.02
  Net realized and unrealized gain (loss)
    on investments                        1.44         2.34       (1.36)      (0.09)
                                     ------------------------------------------------
  Total income (loss) from investment
    operations                            1.72         2.58       (1.15)      (0.07)
                                     ------------------------------------------------
Less distributions:
  Dividends from net investment income   (0.46)       (0.05)      (0.21)         --
  Dividends in excess of net investment
    income                                  --           --       (0.03)         --
  Distributions from capital gains          --           --       (0.03)         --
                                     ------------------------------------------------
  Total distributions                    (0.46)       (0.05)      (0.27)         --
                                     ------------------------------------------------
NET ASSET VALUE AT END OF PERIOD         12.30        11.04        8.51        9.93
                                     ------------------------------------------------
Total return (%)                         15.46(1)     30.38      (11.84)      (0.70)(1)

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                      0.50(2,3)    0.50        0.50        0.50(2)
Expense reductions reflected in above
  ratio                                   0.37(2)      0.51        0.69        0.75(2)
Ratio of net investment income to
  average net assets                      4.13(2)      2.23        2.65        1.29(2)
Portfolio turnover rate                     59          145         166          10
Net assets, end of period ($ x 1,000)  161,564      122,998     128,547     207,050

(1)   Not annualized.
(2)   Annualized.
(3)   Would have been 0.51% if certain non-routine expenses had been included.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                     11/1/99-      11/1/98-   11/1/97-    11/18/96- 10/16/96-
                                     4/30/00       10/31/99  10/31/98     10/31/97  10/31/96
SCHWAB MARKETMANAGER INTERNATIONAL (Unaudited)
PORTFOLIO
------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------
Net asset valueat beginning of period    14.84        10.58       10.86        9.91       10.00
                                     ----------------------------------------------------------
Income from investment operations:
  Net investment income                   0.55         0.11        0.34        0.17          --
  Net realized and unrealized gain (loss)
    on investments                        4.00         4.28        0.02        0.95       (0.09)
                                     ----------------------------------------------------------
  Total income (loss) from investment
    operations                            4.55         4.39        0.36        1.12       (0.09)
                                     ----------------------------------------------------------
Less distributions:
  Dividends from net investment income   (0.49)       (0.11)      (0.33)      (0.17)         --
  Dividends in excess of net investment
    income                                  --        (0.02)      (0.01)         --          --
  Distributions from capital gains       (1.84)          --       (0.30)         --          --
                                     ----------------------------------------------------------
  Total distributions                    (2.33)       (0.13)      (0.64)      (0.17)         --
                                     ----------------------------------------------------------
NET ASSET VALUE AT END OF PERIOD         17.06        14.84       10.58       10.86        9.91
                                     ----------------------------------------------------------
Total return (%)                         30.29(1)     41.92        3.55       11.47       (0.90)(1)

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                      0.50(2,3)    0.50        0.50        0.50       0.50(2)
Expense reductions reflected in above
  ratio                                   0.43(2)      0.47        0.70        0.80       2.91(2)
Ratio of net investment income to
  average net assets                      5.16(2)      0.94        2.96        1.40       0.52(2)
Portfolio turnover rate                     54          249         236         179         --
Net assets, end of period ($ x 1,000)  236,580      103,804      73,804      81,086     59,180

(1)   Not annualized.
(2)   Annualized.
(3)   Would have been 0.51% if certain non-routine expenses had been included.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
For the six months ended April 30, 2000 (Unaudited)
(All currency amounts are in thousands unless otherwise noted.)


1.  DESCRIPTION OF THE FUNDS
The SCHWAB MARKETMANAGER GROWTH PORTFOLIO, Schwab MarketManager Balanced Portfolio, SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO and Schwab MarketManager International Portfolio, (the "funds") are series of Schwab Capital Trust (the "trust"), a no-load, open-end, investment management company organized as a Massachusetts business trust on May 7, 1993 and registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In addition to the funds, the trust also offers the Schwab Total Stock Market Index Fund(TM), Schwab S&P 500 Fund, Schwab Small-Cap Index Fund(R), Schwab International Index Fund(R), Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio, Schwab MarketTrack Conservative Portfolio, Schwab MarketTrack All Equity Portfolio, Schwab Analytics Fund(R), Institutional Select(TM) S&P 500 Fund, Institutional Select(TM) Large-Cap Value Index Fund and Institutional Select(TM) Small-Cap Value Index Fund. The assets of each series are segregated and accounted for separately.

2.  SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION -- Investments in underlying funds are valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act, for a given day. Investments in securities traded on an exchange or in the over-the-counter market value are valued at the last-quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Other investments, including limited partnerships, for which no quotations are readily available, are valued at fair value as determined by the funds' investment adviser pursuant to guidelines adopted in good faith by the Board of Trustees.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAINS (LOSSES) --
Security transactions are accounted for on a trade-date basis (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, (including accretion of discounts) is recorded on the accrual basis. Realized gains and losses from security transactions are determined on an identified cost basis.

EXPENSES -- Expenses arising in connection with a fund are charged directly to that fund. Expenses common to all series of the trust are generally allocated to each series in proportion to their relative net assets.

FEDERAL INCOME TAXES -- It is each fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each fund is considered a separate entity for tax purposes.

The aggregate unrealized appreciation and depreciation for securities held by the funds at April 30, 2000, which was substantially the same for financial reporting and federal income tax purposes, was as follows:

                                              Net Unrealized    Appreciated      Depreciated
    Portfolio                                  Appreciation      Securities      Securities
    ----------                                --------------    -----------      -----------
Schwab MarketManager Growth Portfolio         $ 21,765          $ 28,602         $ (6,837)
Schwab MarketManager Balanced Portfolio          9,906            14,008           (4,102)
Schwab MarketManager Small cap Portfolio        16,401            23,974           (7,573)
Schwab MarketManager International Portfolio    19,795            30,870          (11,075)

At October 31, 1999, the unused capital loss carryforwards, for federal income tax purposes with expiration dates, were as follows:
                                    Schwab MarketManager Portfolios(TM)
                                    -----------------------------------
                 Capital Loss Expirations          Small Cap
                 ------------------------        -------------
                 12/31/05                           $14,553

RECLASSIFICATIONS -- Generally accepted accounting principles require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of April 30, 2000, there were no reclassifications.

3.  TRANSACTIONS WITH LIMITED PARTNERSHIPS
As of April 30, 2000, the MarketManager Growth Portfolio, the MarketManager Balanced Portfolio and the MarketManager Small Cap Portfolio owned 17.3%, 16.5%, and 66.1% limited partnership ownership interests, respectively, in the Melody 4500 Fund, L.P. ("Melody"). Melody invests in publicly traded securities of small-to-medium capitalization issuers located in the United States and will attempt to equal or exceed the total return performance of the Wilshire 4500 Index over a market cycle of five years. As stated in the partnership agreement, under normal market conditions, each fund can generally redeem up to 50% of its interest upon three business days notice to the general partner, and the remainder of the capital account as of the last business day of any calendar month on at least 30 days prior notice to the general partner.

4. TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT -- The trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "investment adviser"). For advisory services and facilities furnished, each fund pays an annual fee, payable monthly, of 0.54% of the first $500 million of average daily net assets, and 0.49% of such net assets over $500 million. The investment adviser has reduced a portion of its fee for the six months ended April 30, 2000 (see Note 5).

Prior to February 28, 1999, each fund paid an annual fee, payable monthly, of 0.74% of the first $1 billion of average daily net assets, and 0.69% of the next $1 billion and 0.64% of such net assets over $2 billion.

TRANSFER AGENCY AND SHAREHOLDER SERVICE AGREEMENTS -- The trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of each fund's average daily net assets for transfer agency services and 0.20% of such net assets for shareholder services. Schwab has waived all of its transfer agency and shareholder service fees for the six months ended April 30, 2000 (see Note 5).

OFFICERS AND TRUSTEES -- Certain officers and trustees of the trust are also officers and/or directors of the investment adviser and/or Schwab. During the six months ended April 30, 2000, the trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the 1940 Act. The funds incurred fees aggregating $22 related to the trust's unaffiliated trustees.

5.  EXPENSES REDUCED AND ABSORBED BY THE INVESTMENT ADVISER AND SCHWAB
The investment adviser and Schwab guarantee that through at least February 28, 2001, each fund's total operating expenses will not exceed 0.50% of the fund's average daily net assets, after waivers and reimbursements. Schwab has agreed to waive its transfer agency and shareholder service fees through at least December 31, 2001. For the purpose of this guarantee, operating expenses do not include interest, taxes, and certain non-routine expenses. The operating expense ratio for the six months ended April 30, 2000 did include non-routine expenses.

For the six months ended April 30, 2000, the total of such fees and expenses reduced by the investment adviser was $149, $91, $89, and $160 for the Schwab MarketManager Growth, Schwab MarketManager Balanced, Schwab MarketManager Small Cap and Schwab MarketManager International Portfolios, respectively, and the total of such fees reduced by Schwab was $276, $176, $191, and $224, respectively for the Schwab MarketManager Growth, Schwab MarketManager Balanced, Schwab MarketManager Small Cap, and Schwab MarketManager International Portfolios.

6. BORROWING AGREEMENTS
The trusts have both committed and uncommitted lines of credit arrangements with PNC Bank N.A., Bank of America NT &SA and The Bank of New York, whereby the trusts may borrow on behalf of the funds, as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes. The trusts may borrow in an aggregate amount of up to $150 million from PNC Bank N.A., $133 million from Bank of America NT &SA and $183 million from The Bank of New York. Amounts borrowed under these arrangements bear interest at periodically negotiated rates. The funds also pay annual fees for the unused balance of the committed line of credit. During the reporting period, the funds only borrowed against the uncommitted lines of credit. As of April 30, 2000, there were no borrowings outstanding.

7. INVESTMENT TRANSACTIONS
Purchases, sales and maturities of investment securities, other than short-term obligations and U.S. Government securities, for the six months ended April 30, 2000, were as follows:

                                                                 Proceeds of
                                                                  Sales and
       Portfolio                                 Purchases        Maturities
       ---------                                 ---------       -----------
     Schwab MarketManager Growth Portfolio       $236,774        $223,912
     Schwab MarketManager Balanced Portfolio      111,628          99,089
     Schwab MarketManager Small Cap Portfolio     107,770          84,511
     Schwab MarketManager International Portfolio 199,902          92,300

THE SCHWABFUNDS FAMILY-REGISTERED TRADEMARK-

The SchwabFunds Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 800-435-4000 for a free prospectus and brochure for any of these SchwabFunds-Registered Trademark-.

This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS
The information below outlines how Schwab brokerage account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

PHONE
Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

INTERNET
www.schwab.com/schwabfunds

MAIL
Write to SchwabFunds at:
P. O. Box 7575, San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

IN PERSON
Visit the nearest Charles Schwab office.

SCHWAB ASSET ALLOCATION FUNDS
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Schwab MarketManager Growth Portfolio
Schwab MarketManager Balanced Portfolio

SCHWAB STOCK FUNDS
Schwab S&P 500-Registered Trademark- Fund
Schwab 1000 Fund-Registered Trademark-
Schwab Total Stock Market Index Fund-TM-
Schwab Analytics Fund-Registered Trademark-
Schwab Small-Cap Index Fund-Registered Trademark-
Schwab MarketManager Small Cap Portfolio
Schwab International Index Fund-Registered Trademark-
Schwab MarketManager International Portfolio

SCHWAB BOND FUNDS
Schwab YieldPlus Fund-TM-
Schwab Total Bond Market Index Fund
Schwab Short-Term Bond Market Index Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate
  Tax-Free Bond Fund

SCHWAB MONEY MARKET FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity.(1) Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments-Registered Trademark-.

(1) Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

   [LOGO]

  INVESTMENT ADVISER
  Charles Schwab Investment Management, Inc.
  101 Montgomery Street, San Francisco, CA 94104

  DISTRIBUTOR
  Charles Schwab & Co., Inc.
  P.O. Box 7575, San Francisco, CA 94120-7575

  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

  -C- 2000 Charles Schwab & Co., Inc. All rights reserved.
  Member SIPC/NYSE.

  Printed on recycled paper. MKT3563-2 (6/00)

                          SCHWABFUNDS -Registered Trademark-



                     SCHWAB MARKETTRACK
                     PORTFOLIOS -TM-




                      SEMIANNUAL REPORT
                            AND
                 AN IMPORTANT NOTICE REGARDING
                   DELIVERY OF SHAREHOLDER
                         DOCUMENTS






    April 30, 2000

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

Mailing of your SchwabFunds shareholder documents may be householded indefinitely unless you instruct us otherwise.

ADDITIONAL COPIES OF SHAREHOLDER DOCUMENTS

ALL SCHWABFUNDS PROSPECTUSES AND SHAREHOLDER REPORTS ARE AVAILABLE FREE OF CHARGE AND MAY BE REQUESTED AT ANY TIME BY CALLING SCHWAB AS INDICATED BELOW. SCHWABFUNDS PROSPECTUSES ARE ALSO AVAILABLE ON OUR WEB SITE AT WWW.SCHWAB.COM.

If you would prefer that your SchwabFunds mailings not be householded, please contact:

- SCHWAB SIGNATURE SERVICES-TM- CLIENTS: Schwab Signature Services.

- INVESTMENT MANAGER CLIENTS: Schwab at 1-800-515-2157, or your investment manager.

- ALL OTHER CLIENTS: Schwab at 1-800-435-4000.

Your instructions that householding not apply to your accounts holding SchwabFunds will be effective within 30 days of receipt by Schwab.

                       SCHWABFUNDS -Registered Trademark-



                SCHWAB MARKETTRACK
                PORTFOLIOS -TM-


                - ALL EQUITY

                - GROWTH

                - BALANCED

                - CONSERVATIVE




Semiannual Report
April 30, 2000

SCHWAB MARKETTRACK PORTFOLIOS-TM-

We are pleased to bring you this semiannual report for the Schwab MarketTrack Portfolios (the portfolios) for the six-month period ended April 30, 2000. In this report you will find performance statistics and other useful information for the following portfolios:

  - Schwab MarketTrack All Equity Portfolio

  - Schwab MarketTrack Growth Portfolio

  - Schwab MarketTrack Balanced Portfolio

  - Schwab MarketTrack Conservative Portfolio

Each of the portfolios provides an easy, convenient way to diversify your investment among major asset categories--stocks, bonds and cash equivalents*. Through a single investment, you may benefit from asset allocation, an investment strategy designed to achieve an optimal balance between risk and return. In fact, research has shown that one of the greatest impacts on investment returns may be the asset allocation decision (the mix of stocks, bonds and cash equivalents) rather than market timing or individual stock selection.

The primary difference among the four Schwab MarketTrack Portfolios is the proportion of each that is invested in stocks. Each portfolio targets a different mix of investments, as described more fully in the following pages, and employs an index-based approach to capturing the returns inherent in the asset categories by investing primarily in Schwab Index Funds.

* The Schwab MarketTrack All Equity Portfolio does not target investing in bonds or cash.

FUND LISTINGS

The MarketTrack Portfolios are listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY and most local newspapers as follows under the heading SCHWABFUNDS-Registered Trademark-:

NEWSPAPER LISTING +         SYMBOL
MT AllEq                    SWEGX
MT Gro                      SWHGX
MT Bal                      SWBGX
MT Cons                     SWCGX

+ Note that newspaper listings will indicate the previous day's quotation.

CONTENTS

---------------------------------------------
A Message from the Chairman                 1
---------------------------------------------
What Every Investor Should Know             2
---------------------------------------------
Market Overview                             4
---------------------------------------------
Schwab MarketTrack All Equity Portfolio
  PORTFOLIO PERFORMANCE                     8
  PORTFOLIO SNAPSHOT                       10
---------------------------------------------
Schwab MarketTrack Growth Portfolio
  PORTFOLIO PERFORMANCE                    12
  PORTFOLIO SNAPSHOT                       14
---------------------------------------------
Schwab MarketTrack Balanced Portfolio
  PORTFOLIO PERFORMANCE                    16
  PORTFOLIO SNAPSHOT                       18
---------------------------------------------
Schwab MarketTrack Conservative
 Portfolio
  PORTFOLIO PERFORMANCE                    20
  PORTFOLIO SNAPSHOT                       22
---------------------------------------------
Portfolio Management                       24
---------------------------------------------
Portfolio Discussion                       25
---------------------------------------------
Glossary                                   28
---------------------------------------------
Financial Statements and Notes             30
---------------------------------------------

A MESSAGE FROM THE CHAIRMAN

[PHOTO]
Dear Shareholder,

During the last few years, the benefits of investing have been readily apparent, while the risks have been somewhat less obvious. In recent months, however, investors have been subject to larger swings in the market, even within the span of a single day.

Given this divergent environment, the message is clear: Expect volatility, maintain a long-term view and ensure your investment strategy is appropriate for your risk tolerance and time horizon. One way to lessen the impact of volatility on your portfolio is to adequately diversify your investments, both within and across asset sectors, namely cash equivalents, bonds and stocks. With its broad range of funds, SchwabFunds-Registered Trademark- can help form the foundation of a diversified investment plan. Our asset allocation funds can even provide diversification within a single fund.

We recently added four new sector funds, the Schwab Focus Funds, to our SchwabFunds offering. Each invests in a group of industries within a specific sector--Communications, Financial Services, Healthcare and Technology--and can be an effective complement to individual stock investing. Each Focus Fund concentrates its investing in companies in a specific sector and may involve a greater degree of risk than an investment in mutual funds with greater diversification. For more information on the Schwab Focus Funds, please call 1-800-435-4000 and request a prospectus. The prospectus contains more information on fund fees and expenses as well as risks. Please read it carefully before investing.

As a leader in online brokerage, we recognize the value of the web as a means of communicating timely, relevant information to investors. Regular updates on all the SchwabFunds, including performance data, are available on our Web site at WWW.SCHWAB.COM/SCHWABFUNDS. We encourage you to take advantage of this valuable resource.

Thank you for your investment in SchwabFunds. For its part, SchwabFunds will do everything we can to warrant the trust you have placed in us.

Sincerely,

/s/ Charles R. Schwab
Charles R. Schwab
April 30, 2000

WHAT EVERY INVESTOR SHOULD KNOW

WHY ASSET ALLOCATION MATTERS

As most investors know, one of the most compelling reasons to invest in a mutual fund is diversification. By allocating your assets across many different securities, a fund can help reduce the risk that you might otherwise encounter by owning just a few stocks or bonds.

But remember that diversification ACROSS asset classes can be just as important as diversification WITHIN one of the mutual funds you own. As you probably know, stocks historically have offered much higher returns over the long term than bonds, cash or other asset classes, but those returns have come at the price of higher volatility. To help mitigate some of that risk, many investors often include at least some bonds and cash in their portfolios. They also diversify their exposure across different stock market segments--such as large-cap and small-cap U.S. stocks and international stocks, which tend not to move in tandem. In short, allocating assets across market segments may help reduce your overall portfolio risk.

REGULAR INVESTING STRATEGIES

Another way to help dampen the effects of short-term market volatility is to invest the same amount of money on a regular basis. With this investment strategy, known as DOLLAR-COST AVERAGING, you automatically buy more shares when stock or bond prices are low and fewer when they're high.*

A hypothetical example can help illustrate this concept. Let's say you invest $400 on a monthly basis in a single mutual fund, as shown below. Because of fluctuating prices, your per share purchase price varies monthly. A simple average of your five purchase prices would yield $8.20 per share; however, your AVERAGE COST BASIS (your total investment divided by the number of shares actually purchased) would be significantly lower--by more than $0.50 per share. The net result in this example is that your average cost per share is reduced and you'd have purchased more shares than you would have had you paid the average share price over the five-month period.

                                                No. of
                         Fixed       Share      Shares
                       Investment    Price     Purchased
--------------------------------------------------------
Month 1                    $400       $10           40
--------------------------------------------------------
Month 2                    $400        $8           50
--------------------------------------------------------
Month 3                    $400        $5           80
--------------------------------------------------------
Month 4                    $400        $8           50
--------------------------------------------------------
Month 5                    $400       $10           40
--------------------------------------------------------
Totals                   $2,000       $41          260
--------------------------------------------------------

AVERAGE SHARE PRICE ($41 DIVIDED BY 5
periods):                                        $8.20
YOUR AVERAGE COST BASIS
  ($2,000  DIVIDED BY 260 shares)                $7.69
PER-SHARE ADVANTAGE:                             $0.51

This example is for illustrative purposes only and is not intended to predict or guarantee the performance of any particular fund available through Schwab.

(Of course, in this example, hindsight shows you that your best move would have been to invest your entire $2,000 in Month 3, when the share price was at a low of $5--but it's unlikely that you would have been able to predict that.)

* Regular investing strategies such as dollar-cost averaging do not assure a profit or protect against a loss in declining markets. Since such a strategy involves continuous investment, investors should consider their ability to continue purchases through periods of low price levels.
2

  SCHWAB'S 10 INVESTING PRINCIPLES

   1. START WITH THE BASICS FOR LONG-TERM INVESTING.

   2. GET STARTED NOW!

   3. KNOW YOURSELF.

   4. INVEST IN THE STOCK MARKET FOR GROWTH.

   5. TAKE A LONG-TERM VIEW.

   6. BUILD A DIVERSIFIED PORTFOLIO.

   7. CONSIDER BONDS AND CASH FOR DIVERSIFICATION AND INCOME.

   8. MINIMIZE YOUR EXPENSES.

   9. STAY ON TRACK.

  10. BECOME A LIFELONG INVESTOR.

In addition to reducing your per-share costs over time, dollar-cost averaging provides another benefit: the discipline of investing regularly. You're more likely to maintain a regular investment plan if it's automatic: You don't have to think about it, and you minimize any propensity to skip an investment in favor of some other expenditure. To encourage this discipline, Schwab offers you two convenient, no cost ways to begin or maintain a program of regular investing:

Schwab's AUTOMATIC INVESTMENT PLAN (AIP) allows you to automatically purchase--on a regular basis--additional shares in mutual funds that you already own. You can choose to invest as little as $100--twice a month, monthly or quarterly.(1)

With Schwab MoneyLink-Registered Trademark- electronic funds transfer service, you can easily request fund transfers between your Schwab account and your accounts at other financial institutions. You can schedule automatically recurring transfers for easy long-term savings. Or request a transfer via the Web, by automated touch-tone phone, or through a Schwab representative anytime, day or night.

Please be aware that these programs and dollar-cost averaging in general do not ensure a profit or protect against a loss, and investors should know that markets fall as well as rise. Because dollar-cost averaging involves continuous investment in securities regardless of fluctuating prices, you should consider your financial ability to purchase in both up and down markets. Over the long term, however, dollar-cost averaging may help to smooth out volatility caused by shortterm market trends. For more information on the Automatic Investment Plan or MoneyLink, please call us at 1-800-435-4000.

WE MAKE IT EASY TO INVEST

We try to make it easy and convenient for you to invest in SchwabFunds-Registered Trademark-. In addition to our automated methods that allow you to invest or transfer money to your Schwab account on a regular basis, you can also invest through our Web site at WWW.SCHWAB.COM/SCHWABFUNDS; through our automated touch-tone telephone service, TeleBroker-Registered Trademark-, by calling 1-800-272-4922; or in person at any of our nationwide branches.

KEEPING YOU INFORMED

You can find a wealth of information about our investment philosophy and funds, as well as updated fund performance data at our Web site:
WWW.SCHWAB.COM/SCHWABFUNDS.

(1) Includes uninvested cash and margin cash available. If sufficient cash is not available, your automatic purchases will not be made.

MARKET OVERVIEW

U.S. ECONOMIC GROWTH

April 2000 marked the beginning of the tenth year of the current expansion, making it the longest in U.S. history. Gross Domestic Product (GDP) grew at a real (inflation adjusted) rate of 4.6% during 1999--the fourth consecutive year at 4% or more and 5.4% during the first quarter of 2000. This rate is considered by most economists and the Federal Reserve (Fed) to be in excess of what the economy can absorb without experiencing inflationary pressures, perhaps 3.5% to 4.0%. High levels of consumer spending fueled by rising incomes, personal wealth and consumer confidence, as well as strong business capital investment and a healthy housing sector, have been the principal factors driving this lengthy expansion.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

REAL GDP GROWTH RATE
Quarterly Percentage Change (Annualized Rate)

Q1/90   5.0%
Q2/90   1.0%
Q3/90  -0.6%
Q4/90  -3.0%
Q1/91  -1.7%
Q2/91   2.6%
Q3/91   1.3%
Q4/91   2.5%
Q1/92   4.3%
Q2/92   4.0%
Q3/92   3.1%
Q4/92   5.2%
Q1/93  -0.7%
Q2/93   2.1%
Q3/93   1.5%
Q4/93   6.0%
Q1/94   3.6%
Q2/94   5.7%
Q3/94   2.2%
Q4/94   5.1%
Q1/95   1.5%
Q2/95   0.8%
Q3/95   3.2%
Q4/95   3.3%
Q1/96   2.9%
Q2/96   6.9%
Q3/96   2.2%
Q4/96   4.9%
Q1/97   4.9%
Q2/97   5.1%
Q3/97   4.0%
Q4/97   3.1%
Q1/98   6.7%
Q2/98   2.1%
Q3/98   3.8%
Q4/98   5.9%
Q1/99   3.7%
Q2/99   1.9%
Q3/99   5.7%
Q4/99   7.3%
Q1/00   5.4%

Source: BLOOMBERG L.P.

Looking ahead, the availability of increasingly scarce labor resources and the domestic consumers' response to continued stock market volatility may be key determinants of whether the economy continues on its current course or softens throughout 2000. The Fed has raised the federal funds rate by 1.75% since June 1999 in an as yet unsuccessful effort to moderate the economy's rapid growth rate. The consensus of most economists is that the U.S. economy appears poised for continued strong growth and additional intervention by the Fed (increases in the federal funds rate) until the growth rate of the economy slows to a more sustainable level.

UNEMPLOYMENT

The unemployment rate dropped to 3.9% in April 2000, a three-decade low. Employment growth continues to outstrip population growth. Reflecting a shrinking pool of available workers, labor markets continue to be extremely tight in many areas of the country and there has been some regional evidence of labor shortages driving up wages. The labor force participation rate, which measures the employment population as a percent of the total population, is at a post-war high. Growth in the labor force has slowed, and the Fed has expressed its concern that strong demand and tight labor markets may continue to put pressure on manufacturers and service providers to raise prices.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. UNEMPLOYMENT RATE

1/90   5.4%
2/90   5.3%
3/90   5.2%
4/90   5.4%
5/90   5.4%
6/90   5.2%
7/90   5.5%
8/90   5.7%
9/90   5.9%
10/90  5.9%
11/90  6.2%
12/90  6.3%
1/91   6.4%
2/91   6.6%
3/91   6.8%
4/91   6.7%
5/91   6.9%
6/91   6.9%
7/91   6.8%
8/91   6.9%
9/91   6.9%
10/91  7.0%
11/91  7.0%
12/91  7.3%
1/92   7.3%
2/92   7.4%
3/92   7.4%
4/92   7.4%
5/92   7.6%
6/92   7.8%
7/92   7.7%
8/92   7.6%
9/92   7.6%
10/92  7.3%
11/92  7.4%
12/92  7.4%
1/93   7.3%
2/93   7.1%
3/93   7.0%
4/93   7.1%
5/93   7.1%
6/93   7.0%
7/93   6.9%
8/93   6.8%
9/93   6.7%
10/93  6.8%
11/93  6.6%
12/93  6.5%
1/94   6.8%
2/94   6.6%
3/94   6.5%
4/94   6.4%
5/94   6.1%
6/94   6.1%
7/94   6.3%
8/94   6.0%
9/94   5.8%
10/94  5.8%
11/94  5.6%
12/94  5.5%
1/95   5.6%
2/95   5.4%
3/95   5.3%
4/95   5.8%
5/95   5.8%
6/95   5.6%
7/95   5.6%
8/95   5.7%
9/95   5.6%
10/95  5.5%
11/95  5.7%
12/95  5.6%
1/96   5.6%
2/96   5.5%
3/96   5.6%
4/96   5.5%
5/96   5.6%
6/96   5.3%
7/96   5.5%
8/96   5.1%
9/96   5.2%
10/96  5.2%
11/96  5.3%
12/96  5.4%
1/97   5.3%
2/97   5.3%
3/97   5.1%
4/97   5.0%
5/97   4.7%
6/97   5.0%
7/97   4.7%
8/97   4.9%
9/97   4.7%
10/97  4.7%
11/97  4.6%
12/97  4.7%
1/98   4.5%
2/98   4.6%
3/98   4.6%
4/98   4.3%
5/98   4.3%
6/98   4.5%
7/98   4.5%
8/98   4.5%
9/98   4.5%
10/98  4.5%
11/98  4.4%
12/98  4.3%
1/99   4.3%
2/99   4.4%
3/99   4.2%
4/99   4.3%
5/99   4.2%
6/99   4.3%
7/99   4.3%
8/99   4.2%
9/99   4.2%
10/99  4.1%
11/99  4.1%
12/99  4.1%
1/00   4.0%
2/00   4.1%
3/00   4.1%
4/00   3.9%

Source: BLOOMBERG L.P.

INFLATION

Virtually all measures of price inflation exhibited upward trends during the reporting period. The Consumer Price Index (CPI) rose 3.0% for the year ended April 30, 2000. Its core rate (which excludes the more volatile food and energy components) was up 2.2%. The Personal Consumption Expenditures Index, a measure of inflation closely watched by the Fed, rose 2.3% for the same period. The GDP price deflator, the broadest measure of inflation, indicated prices rising at an annual rate of 3.2% during the first quarter of 2000.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MEASURES OF INFLATION

       CONSUMER PRICE INDEX  EMPLOYMENT COST-INDEX
         12-MONTH CHANGE        12-MONTH CHANGE
            (MONTHLY)             (QUARTERLY)
1/90                   5.2%                   5.5%
2/90                   5.3%                   5.5%
3/90                   5.2%                   5.5%
4/90                   4.7%                   5.4%
5/90                   4.4%                   5.4%
6/90                   4.7%                   5.4%
7/90                   4.8%                   5.2%
8/90                   5.6%                   5.2%
9/90                   6.2%                   5.2%
10/90                  6.3%                   4.9%
11/90                  6.3%                   4.9%
12/90                  6.1%                   4.9%
1/91                   5.7%                   4.6%
2/91                   5.3%                   4.6%
3/91                   4.9%                   4.6%
4/91                   4.9%                   4.6%
5/91                   5.0%                   4.6%
6/91                   4.7%                   4.6%
7/91                   4.4%                   4.3%
8/91                   3.8%                   4.3%
9/91                   3.4%                   4.3%
10/91                  2.9%                   4.3%
11/91                  3.0%                   4.3%
12/91                  3.1%                   4.3%
1/92                   2.6%                   4.0%
2/92                   2.8%                   4.0%
3/92                   3.2%                   4.0%
4/92                   3.2%                   3.6%
5/92                   3.0%                   3.6%
6/92                   3.1%                   3.6%
7/92                   3.2%                   3.5%
8/92                   3.1%                   3.5%
9/92                   3.0%                   3.5%
10/92                  3.2%                   3.5%
11/92                  3.0%                   3.5%
12/92                  2.9%                   3.5%
1/93                   3.3%                   3.5%
2/93                   3.2%                   3.5%
3/93                   3.1%                   3.5%
4/93                   3.2%                   3.6%
5/93                   3.2%                   3.6%
6/93                   3.0%                   3.6%
7/93                   2.8%                   3.6%
8/93                   2.8%                   3.6%
9/93                   2.7%                   3.6%
10/93                  2.8%                   3.5%
11/93                  2.7%                   3.5%
12/93                  2.7%                   3.5%
1/94                   2.5%                   3.2%
2/94                   2.5%                   3.2%
3/94                   2.5%                   3.2%
4/94                   2.4%                   3.2%
5/94                   2.3%                   3.2%
6/94                   2.5%                   3.2%
7/94                   2.8%                   3.2%
8/94                   2.9%                   3.2%
9/94                   3.0%                   3.2%
10/94                  2.6%                   3.0%
11/94                  2.7%                   3.0%
12/94                  2.7%                   3.0%
1/95                   2.8%                   2.9%
2/95                   2.9%                   2.9%
3/95                   2.9%                   2.9%
4/95                   3.1%                   2.9%
5/95                   3.2%                   2.9%
6/95                   3.0%                   2.9%
7/95                   2.8%                   2.7%
8/95                   2.6%                   2.7%
9/95                   2.5%                   2.7%
10/95                  2.8%                   2.7%
11/95                  2.6%                   2.7%
12/95                  2.5%                   2.7%
1/96                   2.7%                   2.8%
2/96                   2.7%                   2.8%
3/96                   2.8%                   2.8%
4/96                   2.9%                   2.9%
5/96                   2.9%                   2.9%
6/96                   2.8%                   2.9%
7/96                   3.0%                   2.8%
8/96                   2.9%                   2.8%
9/96                   3.0%                   2.8%
10/96                  3.0%                   2.9%
11/96                  3.3%                   2.9%
12/96                  3.3%                   2.9%
1/97                   3.0%                   2.9%
2/97                   3.0%                   2.9%
3/97                   2.8%                   2.9%
4/97                   2.5%                   2.8%
5/97                   2.2%                   2.8%
6/97                   2.3%                   2.8%
7/97                   2.2%                   3.0%
8/97                   2.2%                   3.0%
9/97                   2.2%                   3.0%
10/97                  2.1%                   3.3%
11/97                  1.8%                   3.3%
12/97                  1.7%                   3.3%
1/98                   1.6%                   3.3%
2/98                   1.4%                   3.3%
3/98                   1.4%                   3.3%
4/98                   1.4%                   3.5%
5/98                   1.7%                   3.5%
6/98                   1.7%                   3.5%
7/98                   1.7%                   3.7%
8/98                   1.6%                   3.7%
9/98                   1.5%                   3.7%
10/98                  1.5%                   3.4%
11/98                  1.5%                   3.4%
12/98                  1.6%                   3.4%
1/99                   1.7%                   3.0%
2/99                   1.6%                   3.0%
3/99                   1.7%                   3.0%
4/99                   2.3%                   3.2%
5/99                   2.1%                   3.2%
6/99                   2.0%                   3.2%
7/99                   2.1%                   3.1%
8/99                   2.3%                   3.1%
9/99                   2.6%                   3.1%
10/99                  2.6%                   3.4%
11/99                  2.6%                   3.4%
12/99                  2.7%                   3.4%
1/00                   2.7%                   4.3%
2/00                   3.2%                   4.3%
3/00                   3.7%                   4.3%
4/00                   3.0%

Source: BLOOMBERG L.P.

Wage inflation also exhibited a marked upward trend during the reporting period. The Employment Cost Index, a measurement of the cost to employ workers, including both wages and benefits, rose 4.3% for the year ended March 31, 2000.

Although these rates of price and employment cost inflation may not be alarmingly high by historical standards, the Fed has demonstrated its resolve to keep inflation at bay through its communications and its actions (six federal funds rate increases since June 1999). In particular, the Fed has expressed concern that if labor markets continue to tighten, increases in wages will outpace productivity growth and place additional upward pressure on prices. In such an environment, productivity growth becomes particularly critical, as it enables companies to pay higher wages without raising prices. Non-farm productivity grew 3.0% in 1999 and at a 2.4% annualized rate in the first quarter of 2000--strong gains to be sure, but likely not strong enough to offset recent increases in employment costs.

ASSET CLASS PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ASSET CLASS % RETURNS DURING REPORTING PERIOD

          LEHMAN AGGREGATE  MSCI-EAFE    RUSSELL 2000    S&P 500
             BOND INDEX     (ND) INDEX  SMALL-CAP INDEX   INDEX
11/5/99              0.61%       0.49%            3.23%    0.54%
11/12/99             0.73%       2.02%            4.95%    2.44%
11/19/99             0.32%       3.91%            7.62%    4.35%
11/26/99             0.11%       5.22%            7.08%    3.95%
12/3/99              0.15%       5.26%            8.43%    5.22%
12/10/99             0.78%       6.67%            8.94%    4.10%
12/17/99            -0.30%       6.78%            8.89%    4.39%
12/24/99            -0.61%      10.69%           12.68%    7.13%
12/31/99            -0.51%      12.55%           17.96%    8.04%
1/7/00              -0.57%       7.42%           14.15%    6.00%
1/14/00             -1.03%      10.06%           18.67%    7.74%
1/21/00             -1.19%       7.61%           24.83%    5.99%
1/28/00             -0.52%       7.11%           18.01%    0.02%
2/4/00              -0.39%       9.34%           22.92%    4.81%
2/11/00             -0.68%       9.96%           25.68%    2.07%
2/18/00             -0.15%       8.31%           27.70%   -0.95%
2/25/00              0.50%       9.16%           30.29%   -1.89%
3/3/00               0.68%      11.46%           40.04%    3.81%
3/10/00              0.48%      11.44%           41.37%    2.77%
3/17/00              1.18%      10.11%           34.58%    7.88%
3/24/00              1.05%      12.27%           34.49%   12.51%
3/31/00              1.68%      12.10%           26.32%   10.49%
4/7/00               2.49%      10.97%           27.26%   11.80%
4/14/00              2.42%       7.09%            6.40%    0.02%
4/21/00              2.33%       6.21%           12.97%    5.77%
4/28/00              1.38%       6.10%           18.72%    7.17%

Compiled by CHARLES SCHWAB & CO., INC.

As shown on the chart above, equity valuations, especially of the small-cap and technology stocks, exhibited extreme volatility during the reporting period. The price/earnings (P/E) ratio for the

NASDAQ 100 Index fell by 33% in just 14 trading days during March and April. Remarkably, it remained at levels above 100 even after its precipitous decline.

Reversing a five-year period of relative under performance, small-cap stocks outperformed both large-cap stocks and international stocks for the six-month reporting period ended 4/30/00. Small-cap stocks as represented by the Russell 2000-Registered Trademark- Index achieved a total return of 18.7%. Large-cap stocks, as represented by the S&P 500-Registered Trademark- Index, returned 7.2%.

Dampened by relatively weak foreign currencies, International stocks, as represented by the Morgan Stanley Capital International Europe, Australia, Far East (MSCI-EAFE)-Registered Trademark- Index, achieved a return of 6.7% for the six-month reporting period ending 4/30/00. Reflecting the rise in intermediate-term interest rates, fixed income returns were generally weak for the period. Bond returns, as represented by the Lehman Brothers Aggregate Bond Index, were 1.4% for the six-month reporting period.

U.S. EQUITY VALUATION

The P/E ratio for the S&P 500-Registered Trademark- Index remained at very high levels during the reporting period and ended the period at a lofty 29.6 times earnings, slightly less than twice its long-term average. The P/E ratio, also known as a multiple, is the price of a stock divided by its earnings per share, and generally indicates how much investors are willing to pay for a company's earning potential. Based on other traditional market valuation measures such as the price-to-book value ratio or dividend yield, the U.S. stock market continues to remain at record or near record high valuation levels. Reflecting the extraordinary valuations of the technology sector, the P/E ratio (12 months trailing) for the NASDAQ 100 Index ended the period at 120.2, as compared to an average of 67 over the last five years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

S&P 500 PRICE EARNINGS RATIO

Jan/90  14.37
Feb/90  14.21
Mar/90  14.77
Apr/90  14.82
May/90  15.84
Jun/90  16.66
Jul/90  16.65
Aug/90  15.57
Sep/90  14.90
Oct/90  14.36
Nov/90  14.59
Dec/90  15.19
Jan/91  14.95
Feb/91  16.82
Mar/91  17.48
Apr/91  17.85
May/91  17.92
Jun/91  17.96
Jul/91  18.07
Aug/91  19.72
Sep/91  19.88
Oct/91  19.92
Nov/91  21.02
Dec/91  21.85
Jan/92  23.35
Feb/92  23.83
Mar/92  25.45
Apr/92  25.51
May/92  25.71
Jun/92  25.08
Jul/92  25.61
Aug/92  25.50
Sep/92  24.37
Oct/92  23.94
Nov/92  24.08
Dec/92  24.01
Jan/93  24.20
Feb/93  24.25
Mar/93  24.22
Apr/93  23.20
May/93  23.21
Jun/93  22.58
Jul/93  22.52
Aug/93  23.02
Sep/93  23.74
Oct/93  23.97
Nov/93  22.55
Dec/93  23.55
Jan/94  22.98
Feb/94  21.17
Mar/94  20.34
Apr/94  20.10
May/94  20.16
Jun/94  19.76
Jul/94  18.64
Aug/94  18.90
Sep/94  18.26
Oct/94  17.55
Nov/94  16.58
Dec/94  16.98
Jan/95  16.23
Feb/95  16.20
Mar/95  16.50
Apr/95  16.02
May/95  16.43
Jun/95  16.82
Jul/95  16.55
Aug/95  16.18
Sep/95  16.86
Oct/95  16.18
Nov/95  17.14
Dec/95  17.41
Jan/96  18.11
Feb/96  18.56
Mar/96  18.94
Apr/96  19.16
May/96  19.48
Jun/96  19.30
Jul/96  18.31
Aug/96  18.62
Sep/96  19.75
Oct/96  19.60
Nov/96  21.05
Dec/96  20.70
Jan/97  20.55
Feb/97  20.98
Mar/97  19.87
Apr/97  20.24
May/97  21.43
Jun/97  22.45
Jul/97  23.92
Aug/97  22.64
Sep/97  24.00
Oct/97  22.84
Nov/97  24.02
Dec/97  24.51
Jan/98  24.99
Feb/98  26.44
Mar/98  27.76
Apr/98  26.51
May/98  26.12
Jun/98  27.09
Jul/98  26.78
Aug/98  22.77
Sep/98  24.23
Oct/98  27.58
Nov/98  30.14
Dec/98  31.97
Jan/99  33.29
Feb/99  32.65
Mar/99  33.78
Apr/99  33.90
May/99  32.74
Jun/99  34.70
Jul/99  31.62
Aug/99  31.21
Sep/99  29.90
Oct/99  29.92
Nov/99  30.65
Dec/99  32.53
Jan/00  29.78
Feb/00  28.59
Mar/00  31.50
Apr/00  29.58

30-Year Average  15.8

Source: BLOOMBERG L.P.

TREASURY BOND YIELDS

Continuing a trend which began in October 1998, both long-term and intermediate-term rates continued to climb upward during the first three months of the reporting period. The primary driver of this upward trend was the continued strong growth of the domestic economy.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

10-YEAR AND 5-YEAR TREASURY BOND YIELDS

          TEN-YEAR TREASURY  FIVE-YEAR TREASURY
             BOND YIELD          NOTE YIELD
10/1/99               5.97%               5.86%
10/8/99               6.03%               5.95%
10/15/99              6.07%               5.97%
10/22/99              6.19%               6.10%
10/29/99              6.02%               5.95%
11/5/99               5.93%               5.86%
11/12/99              5.93%               5.86%
11/19/99              6.06%               5.99%
11/26/99              6.12%               6.05%
12/3/99               6.16%               6.07%
12/10/99              6.07%               5.98%
12/17/99              6.28%               6.19%
12/24/99              6.41%               6.31%
12/31/99              6.44%               6.34%
1/7/00                6.52%               6.41%
1/14/00               6.68%               6.58%
1/21/00               6.77%               6.63%
1/28/00               6.66%               6.66%
2/4/00                6.55%               6.65%
2/11/00               6.60%               6.70%
2/18/00               6.49%               6.68%
2/25/00               6.33%               6.47%
3/3/00                6.39%               6.59%
3/10/00               6.38%               6.60%
3/17/00               6.19%               6.45%
3/24/00               6.19%               6.50%
3/31/00               6.00%               6.31%
4/7/00                5.58%               6.18%
4/14/00               5.58%               6.11%
4/21/00               5.99%               6.24%
4/28/00               6.21%               6.54%

Source: BLOOMBERG L.P.

Treasury bond yields exhibited an unusual pattern during the second half of the reporting period. Typically the yield on ten-year treasury securities exceeds those on five-year securities to compensate investors for the additional interest rate risk associated with longer duration securities. As shown in the graph above, late in January, this normal relationship reversed, resulting in what is referred to as a negative yield curve. This situation is a result of the accumulating budget surpluses, which are allowing the federal government to downsize its debt. The Treasury Department announced that it plans to buy back $30 billion in debt in 2000 starting with longer dated maturities because those payments carry the steepest interest payment. The anticipated reduction in supply resulting from this buyback program, as well as scaled back issuance, increased the price of the longer-term securities and resulted in a reduction in yields.

INTERNATIONAL PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MSCI-EAFE-Registered Trademark- COUNTRY US$ RETURNS
For the Six-Month Period Ended 4/30/00

Belgium         -21.4%
Austria         -14.3%
Ireland         -10.4%
Switzerland      -6.0%
Norway           -5.6%
New Zealand      -1.1%
Australia        -0.8%
United Kingdom   -0.3%
Singapore         4.8%
Netherlands       5.1%
Portugal          6.0%
Italy             6.2%
Japan             7.8%
Denmark           8.2%
Spain             9.4%
Hong Kong        17.9%
France           21.0%
Germany          21.8%
Sweden           70.7%
Finland         117.5%

Source: DATASTREAM

The MSCI-EAFE Index gained 6.7% in U.S. dollar terms (excluding reinvested dividends) during the six-month reporting period. In local currency terms, it gained 15.6%, reflecting the relative weakness of most foreign currencies (compared to the dollar) during the period.

The strongest performing countries for the period were Finland, Sweden and Germany. Those countries with the largest negative returns were Belgium, Austria and Ireland.

SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO
PORTFOLIO PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/00

                                                                                                    SINCE INCEPTION
                                                     SIX MONTHS(1)              ONE YEAR               (5/19/98)
-------------------------------------------------------------------------------------------------------------------
SCHWAB MARKETTRACK ALL EQUITY
PORTFOLIO(2)                                             9.28%                   15.73%                 12.64%
-------------------------------------------------------------------------------------------------------------------
All Equity Composite Index(3,4)                         16.29%                   23.07%                 --
-------------------------------------------------------------------------------------------------------------------
S&P 500-Registered Trademark- Index                      7.19%                   10.13%                 15.82%
-------------------------------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report fund performance data as of the most recent calendar quarter--in this case, the quarter ended 3/31/00. As of 3/31/00, the portfolio's six-month, one year, and since-inception average annual total returns were 19.56% , 26.74% and 15.85%, respectively.

(1) Actual, not annualized, because period is less than one year.

(2) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, the fund's average annual returns would have been lower.

(3) The All Equity Composite Index is composed of Morningstar category averages and is calculated using the following portfolio allocations: 45% large-cap stocks, 25% small-cap stocks and 30% foreign stocks.

(4) As of 4/30/00, there were 2,297 large-cap funds, 845 small-cap funds and 700 foreign funds tracked by Morningstar. Performance includes changes in price and reinvestment of dividends and capital gains.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

           SCHWAB MARKETTRACK   S&P 500    ALL EQUITY
          ALL EQUITY PORTFOLIO   INDEX   COMPOSITE INDEX
05/20/98               $10,000  $10,000
05/31/98                $9,850   $9,751
06/30/98               $10,050  $10,147           $9,973
07/31/98                $9,810  $10,039           $9,759
08/31/98                $8,330   $8,590           $8,210
09/30/98                $8,610   $9,140           $8,450
10/31/98                $9,280   $9,883           $8,992
11/30/98                $9,800  $10,482           $9,506
12/31/98               $10,303  $11,086          $10,040
01/31/99               $10,483  $11,549          $10,227
02/28/99               $10,041  $11,190           $9,805
03/31/99               $10,383  $11,638          $10,128
04/30/99               $10,896  $12,088          $10,629
05/31/99               $10,664  $11,803          $10,461
06/30/99               $11,197  $12,458          $11,058
07/31/99               $11,137  $12,069          $10,992
08/31/99               $11,056  $12,009          $10,892
09/30/99               $11,006  $11,680          $10,808
10/31/99               $11,539  $12,419          $11,248
11/30/99               $11,971  $12,672          $11,898
12/31/99               $12,885  $13,418          $13,058
01/31/00               $12,162  $12,744          $12,562
02/29/00               $12,498  $12,503          $13,353
03/31/00               $13,159  $13,726          $13,779
04/30/00               $12,610  $13,313          $13,081

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab MarketTrack All Equity Portfolio, made at its inception, with a similar investment in the S&P 500-Registered Trademark- Index and the All Equity Composite Index. The hypothetical $10,000 investment assumes investment on the first day of the month following inception and includes changes in share price and reinvestment of dividends and capital gains.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Portfolios. Investors cannot invest in an index directly.

ASSETS

----------------------------------------------------------------------
Total net assets as of 10/31/99 (000s)                        $202,884
----------------------------------------------------------------------
Total net assets as of 4/30/00 (000s)                         $329,119
----------------------------------------------------------------------
Percentage growth from 10/31/99 to 4/30/00                       62.2%
----------------------------------------------------------------------

SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO
PORTFOLIO SNAPSHOT

Schwab MarketTrack All Equity Portfolio uses an indexing strategy to invest in three distinct equity asset classes: large-cap, small-cap and international stocks. The portfolio's target mix, as illustrated below, is achieved either directly or through investment in other SchwabFunds-Registered Trademark-. The portfolio employs an indexing strategy to capture the returns inherent in its target asset categories. The information below and on the following page provides a snapshot of the portfolio's characteristics as of 4/30/00, and is not indicative of its composition after that date. The terms used below are defined on page 28. A complete list of the securities in the portfolio as of 4/30/00 is provided in the Schedule of Investments later in this report.

PORTFOLIO FACTS

                                                              SCHWAB MARKETTRACK                 PEER GROUP
                                                             ALL EQUITY PORTFOLIO                 AVERAGE++
----------------------------------------------------------------------------------------------------------------
Number of Holdings                                                        6**                          138
----------------------------------------------------------------------------------------------------------------

Median Market Cap ($ Mil)                                           $56,382++                      $58,904
----------------------------------------------------------------------------------------------------------------

Price/Earnings (P/E) Ratio                                             33.6++                         35.4
----------------------------------------------------------------------------------------------------------------

Price/Book (P/B) Ratio                                                  7.5++                          9.5
----------------------------------------------------------------------------------------------------------------
12-Month Yield                                                         0.43%++                        0.45%
----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                   3%*                           75%
----------------------------------------------------------------------------------------------------------------

Three-Year Beta                                                         N/A++                         0.94
----------------------------------------------------------------------------------------------------------------
Expense Ratio                                                          0.60%+                         1.34%
----------------------------------------------------------------------------------------------------------------

 * Compiled by Charles Schwab & Co., Inc. This information is for illustrative purposes only and is not intended to show, predict or guarantee future composition of the Portfolio.

** The Portfolio invests in other SchwabFunds, whereas most funds invest primarily in individual securities.

 + Reflects a voluntary reduction by Charles Schwab Investment Management, (the investment adviser) and Schwab, which is guaranteed through at least 2/28/01 (excluding interest, taxes and certain non-routine expenses).

 ++ Source: Morningstar. The peer group average is based on 2,297 large-cap funds as tracked by Morningstar.

SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO
ASSET MIX

                           MIX AS OF
                            4/30/00        TARGET MIX
-----------------------------------------------------
U.S. Stocks:
-----------------------------------------------------
  Large-Cap                  44.0%            45.0%
-----------------------------------------------------
  Small-Cap                  25.7%            25.0%
-----------------------------------------------------
International Stocks         29.7%            30.0%
-----------------------------------------------------
Short-Term Investments        0.6%            --
-----------------------------------------------------
Total Stocks                100.0%           100.0%
-----------------------------------------------------

Large-cap stocks in the MarketTrack All Equity Portfolio are represented by the S&P 500-Registered Trademark- Index, a widely recognized, unmanaged index of 500 large-cap stocks selected by Standard & Poors. Small-cap stocks are represented by the Schwab Small-Cap Index-Registered Trademark-, an index created to represent the performance of common stocks of the second 1,000 largest
U.S. companies, ranked by market capitalization. International stocks are represented by the Schwab International Index-Registered Trademark-, an index created to represent the performance of common stocks and other equity securities issued by large, publicly traded companies from countries around the world with major developed securities markets, excluding the United States.

TOP HOLDINGS
AS A PERCENTAGE OF FUND INVESTMENTS

---------------------------------------------------------------------
Schwab S&P 500 Fund-Select Shares                               44.0%
---------------------------------------------------------------------
Schwab International Index Fund-Select Shares                   29.7%
---------------------------------------------------------------------
Schwab Small-Cap Index Fund-Select Shares                       25.7%
---------------------------------------------------------------------
Total                                                           99.4%
---------------------------------------------------------------------

SCHWAB MARKETTRACK GROWTH PORTFOLIO
PORTFOLIO PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/00

                                                                                                         SINCE INCEPTION
                                                           SIX MONTHS(1)      ONE YEAR    THREE YEARS      (11/20/95)
------------------------------------------------------------------------------------------------------------------------
SCHWAB MARKETTRACK GROWTH PORTFOLIO(2)                         7.83%           12.57%       17.22%           16.06%
------------------------------------------------------------------------------------------------------------------------
Growth Composite Index II(3,4)                                13.10%           18.04%       17.73%               --
------------------------------------------------------------------------------------------------------------------------
S&P 500-Registered Trademark- Index                            7.19%           10.13%       23.69%           24.06%
------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                           1.42%            1.26%        6.07%            5.62%
------------------------------------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report fund performance data as of the most recent calendar quarter--in this case, the quarter ended 3/31/00. As of 3/31/00, the portfolio's six-month, one-year and since-inception average annual total returns were 15.96%, 20.96% and 17.28%, respectively.

(1) Actual, not annualized, because period is less than one year.

(2) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, the fund's average annual returns would have been lower.

(3) The Growth Composite Index II is composed of Morningstar category averages and cash equivalents as represented by the 90-day T-bill and is calculated using the following portfolio allocations: 40% large-cap stocks, 20% small-cap stocks, 20% foreign stocks, 15% bonds and 5% cash.

(4) As of 4/30/00, there were 2,297 large-cap funds, 845 small-cap funds, 700 foreign funds and 561 intermediate-term bond funds tracked by Morningstar. Performance includes changes in price and reinvestment of dividends and capital gains.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

          SCHWAB MARKETTRACK  S&P 500    LEHMAN BROTHERS     GROWTH COMPOSITE
           GROWTH PORTFOLIO    INDEX   AGGREGATE BOND INDEX      INDEX II
11/20/95             $10,000  $10,000               $10,000
11/30/95             $10,080  $10,104               $10,076
12/31/95             $10,292  $10,299               $10,217           $10,247
01/31/96             $10,442  $10,649               $10,285           $10,411
02/29/96             $10,533  $10,748               $10,106           $10,553
03/31/96             $10,623  $10,852               $10,035           $10,678
04/30/96             $10,803  $11,011                $9,979           $10,982
05/31/96             $10,954  $11,294                $9,959           $11,174
06/30/96             $10,934  $11,337               $10,092           $11,108
07/31/96             $10,523  $10,836               $10,120           $10,638
08/31/96             $10,733  $11,064               $10,102           $10,912
09/30/96             $11,184  $11,686               $10,278           $11,324
10/31/96             $11,324  $12,009               $10,506           $11,386
11/30/96             $11,896  $12,917               $10,686           $11,876
12/31/96             $11,784  $12,661               $10,587           $11,839
01/31/97             $12,008  $13,451               $10,620           $12,151
02/28/97             $12,028  $13,557               $10,646           $12,097
03/31/97             $11,692  $13,001               $10,528           $11,767
04/30/97             $12,038  $13,776               $10,686           $11,974
05/31/97             $12,793  $14,614               $10,787           $12,718
06/30/97             $13,313  $15,268               $10,916           $13,199
07/31/97             $14,087  $16,482               $11,210           $13,911
08/31/97             $13,618  $15,559               $11,115           $13,545
09/30/97             $14,301  $16,410               $11,280           $14,228
10/31/97             $13,853  $15,862               $11,443           $13,731
11/30/97             $14,098  $16,597               $11,496           $13,817
12/31/97             $14,259  $16,882               $11,612           $13,956
01/31/98             $14,410  $17,070               $11,761           $14,046
02/28/98             $15,220  $18,300               $11,751           $14,846
03/31/98             $15,738  $19,237               $11,791           $15,422
04/30/98             $15,846  $19,432               $11,852           $15,568
05/31/98             $15,576  $19,097               $11,965           $15,298
06/30/98             $15,868  $19,873               $12,067           $15,497
07/31/98             $15,555  $19,662               $12,092           $15,218
08/31/98             $13,729  $16,823               $12,289           $13,309
09/30/98             $14,194  $17,901               $12,577           $13,717
10/31/98             $15,080  $19,357               $12,510           $14,407
11/30/98             $15,760  $20,530               $12,581           $15,085
12/31/98             $16,422  $21,712               $12,619           $15,796
01/31/99             $16,718  $22,620               $12,709           $16,066
02/28/99             $16,103  $21,916               $12,486           $15,488
03/31/99             $16,576  $22,793               $12,555           $15,919
04/30/99             $17,224  $23,675               $12,595           $16,552
05/31/99             $16,916  $23,116               $12,484           $16,332
06/30/99             $17,586  $24,399               $12,444           $17,069
07/31/99             $17,465  $23,638               $12,392           $16,944
08/31/99             $17,355  $23,520               $12,386           $16,805
09/30/99             $17,290  $22,875               $12,530           $16,710
10/31/99             $17,982  $24,323               $12,576           $17,274
11/30/99             $18,520  $24,817               $12,575           $18,040
12/31/99             $19,602  $26,279               $12,514           $19,403
01/31/00             $18,730  $24,960               $12,473           $18,812
02/29/00             $19,155  $24,487               $12,624           $19,746
03/31/00             $20,049  $26,883               $12,791           $20,347
04/30/00             $19,389  $26,074               $12,754           $19,538

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab MarketTrack Growth Portfolio, made at its inception, with a similar investment in the S&P 500-Registered Trademark- Index, the Lehman Brothers Aggregate Bond Index and the Growth Composite Index II. The hypothetical $10,000 investment assumes investment on the first day of the month following inception and includes changes in share price and reinvestment of dividends and capital gains.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Portfolios. Investors cannot invest in an index directly.

ASSETS

----------------------------------------------------------------------
Total net assets as of 10/31/99 (000s)                        $427,659
----------------------------------------------------------------------
Total net assets as of 4/30/00 (000s)                         $527,987
----------------------------------------------------------------------
Percentage growth from 10/31/99 to 4/30/00                       23.5%
----------------------------------------------------------------------

SCHWAB MARKETTRACK GROWTH PORTFOLIO
PORTFOLIO SNAPSHOT

Schwab MarketTrack Growth Portfolio uses an indexing strategy to invest in three distinct asset classes--stocks, bonds and cash--and further allocates stock investments between large-cap, small-cap and international. The portfolio's target mix, as illustrated below, is achieved either directly or through investment in other SchwabFunds-Registered Trademark-. The portfolio employs an indexing strategy to capture the returns inherent in its target asset categories. The information below and on the following page provides a snapshot of the portfolio's characteristics as of 4/30/00, and is not indicative of its composition after that date. The terms used below are defined on page 28. A complete list of the securities in the portfolio as of 4/30/00 is provided in the Schedule of Investments later in this report.

PORTFOLIO FACTS

                                                             SCHWAB MARKETTRACK             PEER GROUP AV-
                                                              GROWTH PORTFOLIO*                ERAGE++
----------------------------------------------------------------------------------------------------------
Number of Holdings                                                     498**                        138
----------------------------------------------------------------------------------------------------------
Median Market Cap ($ Mil)                                           56,441                      $58,904
----------------------------------------------------------------------------------------------------------
Price/Earnings (P/E) Ratio                                            34.3                         35.4
----------------------------------------------------------------------------------------------------------
Price/Book (P/B) Ratio                                                 7.7                          9.5
----------------------------------------------------------------------------------------------------------
12-Month Yield                                                        1.05%++                      0.45%
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                  8%                          75%
----------------------------------------------------------------------------------------------------------

Three-Year Beta                                                       0.73++                       0.94
----------------------------------------------------------------------------------------------------------
Expense Ratio                                                         0.60%+                       1.34%
----------------------------------------------------------------------------------------------------------

 * Compiled by Charles Schwab & Co., Inc. This information is for illustrative purposes only and is not intended to show, predict or guarantee future composition of the Portfolio.

** The Portfolio invests in a combination of other SchwabFunds and individual securities.

 + Reflects a voluntary reduction by the investment adviser and Schwab, which is guaranteed through at least 2/28/01 (excluding interest, taxes and certain non-routine expenses).

 ++ Source: Morningstar. The peer group average is based on 2,297 large-cap funds as tracked by Morningstar.

SCHWAB MARKETTRACK GROWTH PORTFOLIO
ASSET MIX

                                                              MIX AS OF
                                                               4/30/00    TARGET MIX
------------------------------------------------------------------------------------
 U.S. Stocks:
------------------------------------------------------------------------------------
    Large-Cap                                                   40.0%        40.0%
------------------------------------------------------------------------------------
    Small-Cap                                                   20.7%        20.0%
------------------------------------------------------------------------------------
  International Stocks                                          19.5%        20.0%
------------------------------------------------------------------------------------
Total Stocks                                                    80.2%        80.0%
------------------------------------------------------------------------------------
Bonds                                                           14.6%        15.0%
------------------------------------------------------------------------------------
Short-Term Investments                                           5.2%         5.0%
------------------------------------------------------------------------------------
Total                                                          100.0%       100.0%
------------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         EQUITY INVESTMENT STYLE BOX(1)
                                 AS OF 4/30/00

-STYLE-
 VALUE   BLEND  GROWTH  -MARKET CAP-
             X                 Large
                              Medium
                               Small

Large-cap stocks in the MarketTrack Growth Portfolio are represented by the S&P 500-Registered Trademark- Index, small-cap stocks are represented by the Schwab Small-Cap Index-Registered Trademark-, international stocks are represented by the Schwab International Index-Registered Trademark-, bonds are represented by the Lehman Brothers Aggregate Bond Index (this index includes investment-grade government, corporate and mortgage- and asset-backed bonds that are denominated in U.S. dollars and have maturities longer than one year), and cash is represented by the three-month Treasury bill.

TOP 10 HOLDINGS
AS A PERCENTAGE OF FUND INVESTMENTS(2)

--------------------------------------------------------------------
Schwab Small-Cap Index
Fund-Registered Trademark--Select Shares                       20.7%
--------------------------------------------------------------------
Schwab International Index
Fund-Registered Trademark--Select Shares                       19.5%
--------------------------------------------------------------------
Schwab S&P 500 Fund-Select Shares                              17.3%
--------------------------------------------------------------------
Schwab Total Bond Market Index Fund                            14.6%
--------------------------------------------------------------------
Schwab Value Advantage Money Fund-Registered Trademark-         4.1%
--------------------------------------------------------------------
General Electric Co.                                            1.0%
--------------------------------------------------------------------
Cisco Systems, Inc.                                             0.9%
--------------------------------------------------------------------
Intel Corp.                                                     0.8%
--------------------------------------------------------------------
Microsoft Corp.                                                 0.7%
--------------------------------------------------------------------
Exxon Mobil Corp.                                               0.5%
--------------------------------------------------------------------
Total                                                          80.1%
--------------------------------------------------------------------

(1) Source: Morningstar, Inc. The style box illustrates the composition of the fund's portfolio as of 4/30/00. It is not indicative of its holdings after that date, nor does it represent an exact assessment of risk or future assessment or any type of future performance. Placement is based on the fund's P/E and P/B ratios relative to the S&P 500-Registered Trademark-Index, as well as the size of the companies in which it invests, or median market capitalization.
(2) Nothing in this report represents a recommendation of a security by the investment adviser.

SCHWAB MARKETTRACK BALANCED PORTFOLIO
PORTFOLIO PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/00

                                                                                                         SINCE INCEPTION
                                                           SIX MONTHS(1)      ONE YEAR    THREE YEARS      (11/20/95)
------------------------------------------------------------------------------------------------------------------------
SCHWAB MARKETTRACK BALANCED PORTFOLIO(2)                       6.22%            9.69%       14.30%            13.20%
------------------------------------------------------------------------------------------------------------------------
Balanced Composite Index(3,4)                                 10.04%           13.47%       14.62%           --
------------------------------------------------------------------------------------------------------------------------
S&P 500-Registered Trademark- Index                            7.19%           10.13%       23.69%            24.06%
------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                           1.42%            1.26%        6.07%             5.62%
------------------------------------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 3/31/00. As of 3/31/00, the portfolio's six-month, one-year and since-inception average annual total returns were 12.37%, 15.91% and 14.15%, respectively.

(1) Actual, not annualized, because period is less than one year.

(2) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, the fund's average annual returns would have been lower.

(3) The Balanced Composite Index is composed of Morningstar category averages and cash equivalents as represented by the 90-day T-bill and is calculated using the following portfolio allocations: 30% large-cap stocks, 15% small-cap stocks, 15% foreign stocks, 35% bonds and 5% cash.

(4) As of 4/30/00, there were 2,297 large-cap funds, 845 small-cap funds, 700 foreign funds and 561 intermediate-term bond funds tracked by Morningstar. Performance includes changes in price and reinvestment of dividends and capital gains.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

          SCHWAB MARKETTRACK  S&P 500    LEHMAN BROTHERS        BALANCED
          BALANCED PORTFOLIO   INDEX   AGGREGATE BOND INDEX  COMPOSITE INDEX
11/20/95             $10,000  $10,000               $10,000
11/30/95             $10,080  $10,104               $10,076
12/31/95             $10,270  $10,299               $10,217          $10,239
01/31/96             $10,390  $10,649               $10,285          $10,376
02/29/96             $10,410  $10,748               $10,106          $10,438
03/31/96             $10,460  $10,852               $10,035          $10,515
04/30/96             $10,581  $11,011                $9,979          $10,725
05/31/96             $10,691  $11,294                $9,959          $10,861
06/30/96             $10,711  $11,337               $10,092          $10,843
07/31/96             $10,410  $10,836               $10,120          $10,505
08/31/96             $10,551  $11,064               $10,102          $10,706
09/30/96             $10,912  $11,686               $10,278          $11,054
10/31/96             $11,082  $12,009               $10,506          $11,154
11/30/96             $11,534  $12,917               $10,686          $11,560
12/31/96             $11,415  $12,661               $10,587          $11,510
01/31/97             $11,589  $13,451               $10,620          $11,746
02/28/97             $11,589  $13,557               $10,646          $11,716
03/31/97             $11,334  $13,001               $10,528          $11,446
04/30/97             $11,620  $13,776               $10,686          $11,633
05/31/97             $12,183  $14,614               $10,787          $12,201
06/30/97             $12,593  $15,268               $10,916          $12,582
07/31/97             $13,217  $16,482               $11,210          $13,172
08/31/97             $12,849  $15,559               $11,115          $12,883
09/30/97             $13,391  $16,410               $11,280          $13,415
10/31/97             $13,125  $15,862               $11,443          $13,102
11/30/97             $13,309  $16,597               $11,496          $13,175
12/31/97             $13,443  $16,882               $11,612          $13,304
01/31/98             $13,582  $17,070               $11,761          $13,408
02/28/98             $14,149  $18,300               $11,751          $13,978
03/31/98             $14,523  $19,237               $11,791          $14,398
04/30/98             $14,608  $19,432               $11,852          $14,516
05/31/98             $14,448  $19,097               $11,965          $14,359
06/30/98             $14,672  $19,873               $12,067          $14,525
07/31/98             $14,469  $19,662               $12,092          $14,335
08/31/98             $13,262  $16,823               $12,289          $13,023
09/30/98             $13,668  $17,901               $12,577          $13,391
10/31/98             $14,309  $19,357               $12,510          $13,872
11/30/98             $14,800  $20,530               $12,581          $14,383
12/31/98             $15,281  $21,712               $12,619          $14,906
01/31/99             $15,523  $22,620               $12,709          $15,120
02/28/99             $15,028  $21,916               $12,486          $14,646
03/31/99             $15,369  $22,793               $12,555          $14,979
04/30/99             $15,820  $23,675               $12,595          $15,439
05/31/99             $15,567  $23,116               $12,484          $15,245
06/30/99             $16,018  $24,399               $12,444          $15,750
07/31/99             $15,930  $23,638               $12,392          $15,650
08/31/99             $15,842  $23,520               $12,386          $15,547
09/30/99             $15,853  $22,875               $12,530          $15,518
10/31/99             $16,337  $24,323               $12,576          $15,920
11/30/99             $16,711  $24,817               $12,575          $16,452
12/31/99             $17,420  $26,279               $12,514          $17,371
01/31/00             $16,823  $24,960               $12,473          $16,958
02/29/00             $17,150  $24,487               $12,624          $17,631
03/31/00             $17,815  $26,883               $12,791          $18,084
04/30/00             $17,353  $26,074               $12,754          $17,518

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab MarketTrack Balanced Portfolio, made at its inception, with a similar investment in the S&P 500-Registered Trademark- Index, the Lehman Brothers Aggregate Bond Index and the Balanced Composite Index. The hypothetical $10,000 investment assumes investment on the first day of the month following inception and includes changes in share price and reinvestment of dividends and capital gains.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Portfolio. Investors cannot invest in an index directly.

ASSETS

----------------------------------------------------------------------
Total net assets as of 10/31/99 (000s)                        $403,271
----------------------------------------------------------------------
Total net assets as of 4/30/00 (000s)                         $462,402
----------------------------------------------------------------------
Percentage growth from 10/31/99 to 4/30/00                       14.7%
----------------------------------------------------------------------

SCHWAB MARKETTRACK BALANCED PORTFOLIO
PORTFOLIO SNAPSHOT

Schwab MarketTrack Balanced Portfolio uses an indexing strategy to invest in three distinct asset classes-- stocks, bonds and cash--and further allocates stock investments between large-cap, small-cap and international.
The portfolio's target mix, as illustrated below, is achieved either directly or through investment in other SchwabFunds-Registered Trademark-. The portfolio employs an indexing strategy to capture the returns inherent in its target asset categories. The information below and on the following page provides a snapshot of the portfolio's characteristics as of 4/30/00, and is not indicative of its composition after that date. The terms used below are defined on page 28.
A complete list of the securities in the portfolio as of 4/30/00 is provided in the Schedule of Investments later in this report.

PORTFOLIO FACTS

                                                             SCHWAB MARKETTRACK                   PEER GROUP
                                                             BALANCED PORTFOLIO*                   AVERAGE++
-------------------------------------------------------------------------------------------------------------------
Number of Holdings                                                     494**                            228
-------------------------------------------------------------------------------------------------------------------
Median Market Cap ($ Mil)                                           59,545                          $43,966
-------------------------------------------------------------------------------------------------------------------
Price/Earnings (P/E) Ratio                                            34.4                             32.1
-------------------------------------------------------------------------------------------------------------------
Price/Book (P/B) Ratio                                                 8.0                              7.9
-------------------------------------------------------------------------------------------------------------------
12-Month Yield                                                        1.82%++                          2.49%
-------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                 10%                              95%
-------------------------------------------------------------------------------------------------------------------
Three-Year Beta                                                       0.56++                           0.54
-------------------------------------------------------------------------------------------------------------------
Expense Ratio                                                         0.60%+                           1.29%
-------------------------------------------------------------------------------------------------------------------

 * Compiled by Charles Schwab & Co., Inc. This information is for illustrative purposes only and is not intended to show, predict or guarantee future composition of the portfolio.
** The portfolio invests in a combination of other SchwabFunds and individual securities.
 + Reflects a voluntary reduction by the investment adviser and Schwab, which is guaranteed through at least 2/28/01 (excluding interest, taxes and certain non-routine expenses).
 ++ Source: Morningstar. The peer group average is based on 726 domestic hybrid funds as tracked by Morningstar.

SCHWAB MARKETTRACK BALANCED PORTFOLIO
ASSET MIX

                                                              MIX AS OF
                                                               4/30/00    TARGET MIX
------------------------------------------------------------------------------------
U.S. Stocks:
------------------------------------------------------------------------------------
  Large-Cap                                                     30.4%        30.0%
------------------------------------------------------------------------------------
  Small-Cap                                                     15.5%        15.0%
------------------------------------------------------------------------------------
International Stocks                                            14.5%        15.0%
------------------------------------------------------------------------------------
Total Stocks                                                    60.4%        60.0%
------------------------------------------------------------------------------------
Bonds                                                           34.5%        35.0%
------------------------------------------------------------------------------------
Short-Term Investments                                           5.1%         5.0%
------------------------------------------------------------------------------------
Total                                                          100.0%       100.0%
------------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

EQUITY INVESTMENT STYLE BOX(1)
AS OF 4/30/00

-STYLE-
 VALUE   BLEND  GROWTH  -MARKET CAP-
             X                 Large
                              Medium
                               Small

Large-cap stocks in the MarketTrack Balanced Portfolio are represented by the S&P 500-Registered Trademark- Index, small-cap stocks are represented by the Schwab Small-Cap Index-Registered Trademark-, international stocks are represented by the Schwab International Index-Registered Trademark-, bonds are represented by the Lehman Brothers Aggregate Bond Index and cash is represented by the three-month Treasury bill.

TOP 10 HOLDINGS
AS A PERCENTAGE OF FUND INVESTMENTS(2)

--------------------------------------------------------------------
Schwab Total Bond Market Index Fund                            34.5%
--------------------------------------------------------------------
Schwab Small-Cap Index
Fund-Registered Trademark--Select Shares                       15.5%
--------------------------------------------------------------------
Schwab International Index
Fund-Registered Trademark--Select Shares                       14.5%
--------------------------------------------------------------------
Schwab S&P 500 Fund-Select Shares                              12.9%
--------------------------------------------------------------------
Schwab Value Advantage Money Fund-Registered Trademark-         4.3%
--------------------------------------------------------------------
General Electric Co.                                            0.7%
--------------------------------------------------------------------
Cisco Systems, Inc.                                             0.7%
--------------------------------------------------------------------
Intel Corp.                                                     0.6%
--------------------------------------------------------------------
Microsoft Corp.                                                 0.5%
--------------------------------------------------------------------
Exxon Mobil Corp.                                               0.4%
--------------------------------------------------------------------
Total                                                          84.6%
--------------------------------------------------------------------

(1) Source: Morningstar, Inc. The style box illustrates the composition of the fund's portfolio as of 4/30/00. It is not indicative of its holdings after that date, nor does it represent an exact assessment of risk or future assessment or any type of future performance. Placement is based on the fund's P/E and P/B ratios relative to the S&P 500-Registered Trademark-Index, as well as the size of the companies in which it invests, or median market capitalization.
(2) Nothing in this report represents a recommendation of a security by the investment adviser.

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO
PORTFOLIO PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/00

                                                                                                         SINCE INCEPTION
                                                           SIX MONTHS(1)      ONE YEAR    THREE YEARS      (11/20/95)
------------------------------------------------------------------------------------------------------------------------
SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO(2)                   4.58%            6.68%       11.28%           10.26%
------------------------------------------------------------------------------------------------------------------------
Conservative Composite Index(3,4)                              6.98%            8.98%       11.46%               --
------------------------------------------------------------------------------------------------------------------------
S&P 500-Registered Trademark- Index                            7.19%           10.13%       23.69%           24.06%
------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                           1.42%            1.26%        6.07%            5.62%
------------------------------------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 3/31/00. As of 3/31/00, the portfolio's six-month, one-year and since-inception average annual total returns were 8.81%, 10.83% and 10.95%, respectively.

(1) Actual, not annualized, because period is less than one year.

(2) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, the fund's average annual returns would have been lower.

(3) The Conservative Composite Index is composed of Morningstar category averages and cash equivalents as represented by the 90-day T-bill and is calculated using the following portfolio allocations: 20% large-cap stocks, 10% small-cap stocks, 10% foreign stocks, 55% bonds and 5% cash.

(4) As of 4/30/00, there were 2,297 large-cap funds, 845 small-cap funds, 700 foreign funds and 561 intermediate-term bond funds tracked by Morningstar. Performance includes changes in price and reinvestment of dividends and capital gains.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

            SCHWAB MARKETTRACK    S&P 500    LEHMAN BROTHERS      CONSERVATIVE
          CONSERVATIVE PORTFOLIO   INDEX   AGGREGATE BOND INDEX  COMPOSITE INDEX
11/20/95                 $10,000  $10,000               $10,000
11/30/95                 $10,080  $10,104               $10,076
12/31/95                 $10,237  $10,299               $10,217          $10,230
01/31/96                 $10,337  $10,649               $10,285          $10,341
02/29/96                 $10,297  $10,748               $10,106          $10,324
03/31/96                 $10,287  $10,852               $10,035          $10,352
04/30/96                 $10,337  $11,011                $9,979          $10,471
05/31/96                 $10,378  $11,294                $9,959          $10,555
06/30/96                 $10,439  $11,337               $10,092          $10,582
07/31/96                 $10,256  $10,836               $10,120          $10,370
08/31/96                 $10,337  $11,064               $10,102          $10,501
09/30/96                 $10,643  $11,686               $10,278          $10,785
10/31/96                 $10,818  $12,009               $10,506          $10,922
11/30/96                 $11,179  $12,917               $10,686          $11,248
12/31/96                 $11,070  $12,661               $10,587          $11,186
01/31/97                 $11,174  $13,451               $10,620          $11,349
02/28/97                 $11,184  $13,557               $10,646          $11,341
03/31/97                 $10,965  $13,001               $10,528          $11,127
04/30/97                 $11,206  $13,776               $10,686          $11,296
05/31/97                 $11,604  $14,614               $10,787          $11,697
06/30/97                 $11,896  $15,268               $10,916          $11,985
07/31/97                 $12,413  $16,482               $11,210          $12,463
08/31/97                 $12,160  $15,559               $11,115          $12,245
09/30/97                 $12,540  $16,410               $11,280          $12,639
10/31/97                 $12,455  $15,862               $11,443          $12,489
11/30/97                 $12,603  $16,597               $11,496          $12,550
12/31/97                 $12,698  $16,882               $11,612          $12,669
01/31/98                 $12,829  $17,070               $11,761          $12,786
02/28/98                 $13,189  $18,300               $11,751          $13,145
03/31/98                 $13,418  $19,237               $11,791          $13,425
04/30/98                 $13,484  $19,432               $11,852          $13,518
05/31/98                 $13,431  $19,097               $11,965          $13,460
06/30/98                 $13,595  $19,873               $12,067          $13,597
07/31/98                 $13,484  $19,662               $12,092          $13,486
08/31/98                 $12,774  $16,823               $12,289          $12,708
09/30/98                 $13,139  $17,901               $12,577          $13,037
10/31/98                 $13,530  $19,357               $12,510          $13,319
11/30/98                 $13,843  $20,530               $12,581          $13,671
12/31/98                 $14,166  $21,712               $12,619          $14,023
01/31/99                 $14,348  $22,620               $12,709          $14,186
02/28/99                 $13,950  $21,916               $12,486          $13,807
03/31/99                 $14,200  $22,793               $12,555          $14,049
04/30/99                 $14,475  $23,675               $12,595          $14,353
05/31/99                 $14,269  $23,116               $12,484          $14,185
06/30/99                 $14,521  $24,399               $12,444          $14,483
07/31/99                 $14,452  $23,638               $12,392          $14,406
08/31/99                 $14,395  $23,520               $12,386          $14,335
09/30/99                 $14,464  $22,875               $12,530          $14,363
10/31/99                 $14,766  $24,323               $12,576          $14,621
11/30/99                 $14,986  $24,817               $12,575          $14,950
12/31/99                 $15,398  $26,279               $12,514          $15,491
01/31/00                 $15,022  $24,960               $12,473          $15,227
02/29/00                 $15,269  $24,487               $12,624          $15,678
03/31/00                 $15,738  $26,883               $12,791          $16,006
04/30/00                 $15,442  $26,074               $12,754          $15,642

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab MarketTrack Conservative Portfolio, made at its inception, with a similar investment in the S&P 500-Registered Trademark- Index, the Lehman Brothers Aggregate Bond Index and the Conservative Composite Index. The hypothetical $10,000 investment assumes investment on the first day of the month following inception and includes changes in share price and reinvestment of dividends and capital gains.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the portfolio. Investors cannot invest in an index directly.

ASSETS

----------------------------------------------------------------------
Total net assets as of 10/31/99 (000s)                        $167,402
----------------------------------------------------------------------
Total net assets as of 4/30/00 (000s)                         $181,569
----------------------------------------------------------------------
Percentage growth from 10/31/99 to 4/30/00                        8.5%
----------------------------------------------------------------------

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO
PORTFOLIO SNAPSHOT

Schwab MarketTrack Conservative Portfolio uses an indexing strategy to invest in three distinct asset classes--stocks, bonds and cash--and further allocates stock investments between large-cap, small-cap and international. The portfolio's target mix, as illustrated below, is achieved either directly or through investment in other SchwabFunds-Registered Trademark-. The portfolio employs an indexing strategy to capture the returns inherent in its target asset categories. The information below and on the following page provides a snapshot of the portfolio's characteristics as of 4/30/00, and is not indicative of its composition after that date. The terms used below are defined on page 28. A complete list of the securities in the portfolio as of 4/30/00 is provided in the Schedule of Investments later in this report.

PORTFOLIO FACTS

                                                             SCHWAB MARKETTRACK                   PEER GROUP
                                                           CONSERVATIVE PORTFOLIO*                 AVERAGE++
-----------------------------------------------------------------------------------------------------------------
Number of Issues                                                       488**                            228
-----------------------------------------------------------------------------------------------------------------
Median Market Cap ($ Mil)                                           59,836                          $43,966
-----------------------------------------------------------------------------------------------------------------
Price/Earnings (P/E) Ratio                                            34.4                             32.1
-----------------------------------------------------------------------------------------------------------------
Price/Book (P/B) Ratio                                                 8.0                              7.9
-----------------------------------------------------------------------------------------------------------------
12-Month Yield                                                        3.11%++                          2.49%
-----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                 10%                              95%
-----------------------------------------------------------------------------------------------------------------
Three-Year Beta                                                       0.39++                           0.54
-----------------------------------------------------------------------------------------------------------------
Expense Ratio                                                         0.60%+                           1.29%
-----------------------------------------------------------------------------------------------------------------

 * Compiled by Charles Schwab & Co., Inc. This information is for illustrative purposes only and is not intended to show, predict or guarantee future composition of the portfolio.
** The portfolio invests in a combination of other SchwabFunds and individual securities.
 + Reflects a voluntary reduction by the Investment Adviser and Schwab, which is guaranteed through at least 2/28/01 (excluding interest, taxes and certain non-routine expenses).
 ++ Source: Morningstar. The peer group average is based on 726 domestic hybrid funds as tracked by Morningstar.

SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO
ASSET MIX

                            MIX AS OF
                             4/30/00    TARGET MIX
--------------------------------------------------
U.S. Stocks:
--------------------------------------------------
  Large-Cap                   20.5%        20.0%
--------------------------------------------------
  Small-Cap                   10.5%        10.0%
--------------------------------------------------
International Stocks           9.6%        10.0%
--------------------------------------------------
Total Stocks                  40.6%        40.0%
--------------------------------------------------
Bonds                         54.4%        55.0%
--------------------------------------------------
Short-Term Investments         5.0%         5.0%
--------------------------------------------------
Total                        100.0%       100.0%
--------------------------------------------------

Large-cap stocks in the MarketTrack Conservative Portfolio are represented by the S&P 500-Registered Trademark- Index, small-cap stocks are represented by the Schwab Small-Cap Index-Registered Trademark-, international stocks are represented by the Schwab International Index-Registered Trademark-, bonds are represented by the Lehman Brothers Aggregate Bond Index and cash is represented by the three-month Treasury bill.

TOP 10 HOLDINGS
AS A PERCENTAGE OF FUND INVESTMENTS(1)

--------------------------------------------------------------------
Schwab Total Bond Market Index Fund                            54.4%
--------------------------------------------------------------------
Schwab Small-Cap Index
Fund-Registered Trademark--Select Shares                       10.5%
--------------------------------------------------------------------
Schwab S&P 500 Fund-Select Shares                              10.0%
--------------------------------------------------------------------
Schwab International Index
Fund-Registered Trademark--Select Shares                        9.6%
--------------------------------------------------------------------
Schwab Value Advantage Money Fund-Registered Trademark-         4.1%
--------------------------------------------------------------------
General Electric Co.                                            0.4%
--------------------------------------------------------------------
Cisco Systems, Inc.                                             0.4%
--------------------------------------------------------------------
Intel Corp.                                                     0.4%
--------------------------------------------------------------------
Microsoft Corp.                                                 0.3%
--------------------------------------------------------------------
Exxon Mobil Corp.                                               0.2%
--------------------------------------------------------------------
Total                                                          90.3%
--------------------------------------------------------------------

(1) Nothing in this report represents a recommendation of a security by the investment adviser.

PORTFOLIO MANAGEMENT

THE PORTFOLIO MANAGEMENT TEAM

GERI HOM--vice president and senior portfolio manager, has primary responsibility for the day-to-day management of the equity securities in the MarketTrack Portfolios. Geri joined CSIM in March 1995 as portfolio manager and was promoted to her current position in December 1996. She currently manages approximately $19 billion in indexed equity mutual fund assets. Prior to joining CSIM, Geri was a principal for Wells Fargo Nikko Investment Advisors and vice president and manager of the Domestic Equity Portfolio Management Group for Wells Fargo Nikko.

KIMON DAIFOTIS--vice president and senior portfolio manager, has primary responsibility for the day-to-day management of the bonds and cash equivalents securities in the MarketTrack Portfolios. Kimon joined CSIM in his current capacity in October 1997. In addition to the MarketTrack Portfolios, he manages two bond index funds and the YieldPlus Fund. He was previously with Lehman Brothers, most recently as vice president of fixed income institutional sales and, prior to that, senior portfolio strategist.

PORTFOLIO DISCUSSION

QUESTIONS TO THE
PORTFOLIO MANAGEMENT TEAM

Q. HOW DID THE FOUR SCHWAB MARKETTRACK PORTFOLIOS-TM- PERFORM DURING THE REPORTING PERIOD?

A. As discussed in the MARKET OVERVIEW section and detailed in the table below, there was a wide range of returns for the various asset classes during the reporting period. Equities in general, and small-cap domestic equities in particular, emerged to be the best performing major asset class. As a result, the primary factor determining the relative performance of the four MarketTrack portfolios was the portion of the portfolio allocated to equity investments. As shown in the table below, the portfolios with the greatest exposure to equity investments had the highest returns. The portfolios with the greatest exposure to fixed income investments had lower returns on a relative basis.

Because the MarketTrack Portfolios are designed to incorporate a mix of different asset classes, their returns over any given period are expected to lag the return of the strongest performing asset class. Conversely, the returns of the MarketTrack Portfolios are expected to exceed that of the worst performing asset class for any given period. By dampening the return volatility of any single asset class, the MarketTrack Portfolios are designed to provide more stable returns throughout market cycles which, on a risk-adjusted basis, are expected to be favorable over extended periods of time.

                                                                                      SIX-MONTHS
                                                                                     RETURN AS OF
    ASSET CLASS                                  INDEX(1)                              04/30/00
-------------------------------------------------------------------------------------------------
Large-Cap Stocks       S&P 500-Registered Trademark- Index                               7.19%
-------------------------------------------------------------------------------------------------
Small-Cap Stocks       Russell 2000-Registered Trademark- Index                         18.72%
-------------------------------------------------------------------------------------------------
International Stocks   MSCI-EAFE-Registered Trademark- Index                             6.72%
-------------------------------------------------------------------------------------------------
Bonds                  Lehman Aggregate Bond Index                                       1.42%
-------------------------------------------------------------------------------------------------
Cash                   Three-Month Treasury Bill                                         2.86%
-------------------------------------------------------------------------------------------------

                         EQUITY/FIXED    SIX-MONTHS
                            INCOME      RETURN AS OF
   MARKETTRACK FUND       TARGET MIX      04/30/00
----------------------------------------------------
All Equity Portfolio        100/0           9.28%
----------------------------------------------------
Growth Portfolio            80/20           7.83%
----------------------------------------------------
Balanced Portfolio          60/40           6.22%
----------------------------------------------------
Conservative Portfolio      40/60           4.58%
----------------------------------------------------

(1) The S&P Index is composed of 500 large-company common stocks representing key industries, including many from the most recognizable companies on the United States. The Schwab Small-Cap Index includes the second-largest 1,000 publicly traded companies in the United States. The Schwab International Index includes the stocks of 350 of the largest publicly traded non-U.S. companies from countries with developed securities markets. The Lehman Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher.

Q. DO THE MARKETTRACK PORTFOLIOS USE TAX-SMART STRATEGIES?

A. Yes. The MarketTrack Portfolios employ several management techniques that are designed to minimize capital gain distributions. First, they follow an indexing strategy by investing directly in index securities or index funds, which helps them keep their portfolio turnover low and thereby minimizes realized capital gains. Secondly, when securities need to be sold--either to raise cash for portfolio redemptions or when an index is rebalanced--the MarketTrack

Portfolios or the underlying index funds generally will attempt to sell the shares with the highest tax basis to minimize capital gains. Finally, the investment managers strive to use efficient trading practices, which help to keep portfolio turnover down.

Q. CAN YOU PROVIDE AN EXAMPLE OF HOW ASSET ALLOCATION REDUCES PORTFOLIO VOLATILITY?

A. Adding bonds and cash equivalents to a stock portfolio can help reduce its overall risk. Three of the four MarketTrack Portfolios (all except the All Equity Portfolio) use this approach. The following chart displays the high, low, and average annual returns from 1970 to 1999 for five hypothetical portfolios representing the returns of stocks and bonds(1). As the chart demonstrates, adding bonds to a stock-heavy portfolio would have reduced risk while still producing competitive returns.

A portfolio comprising 40% bonds and 60% stocks, for example, achieved an average annual return of 11.97%--roughly 1.75% less than the 13.72% return of the all-stock portfolio--and with significantly less volatility. The lowest annual return of the portfolio invested 40% in bonds and 60% in stocks, which was actually a loss of 13.60%, was about half of the 26.47% loss in the all-stock portfolio. This hypothetical example is for illustrative purposes only, and past performance does not guarantee future results.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

THE EFFECTS OF ADDING BONDS TO AN ALL-STOCK PORTFOLIO
Hypothetical Portfolios: 1970-1999
High, Low and Average Annual Returns for Portfolio Compositions

                       AVERAGE ANNUAL RETURN  HIGHEST ANNUAL RETURN  LOWEST ANNUAL RETURN
100% Stocks                           13.72%                 37.43%               -26.47%
90% Stocks /10% Bonds                 13.32%                 35.37%               -23.25%
80% Stocks/20% Bonds                  12.89%                 33.30%               -20.04%
70% Stocks/30% Bonds                  12.44%                 31.24%               -16.82%
60% Stocks/40% Bonds                  11.97%                 29.18%               -13.60%

(1) The returns do not reflect actual investment in any security. The hypothetical returns are all weighted averages and assume reinvestment of dividends. The indices represented are the S&P 500-Registered Trademark-Index and the Ibbotson Intermediate Government Bond Index. Indices are unmanaged, do not incur costs and expenses, and cannot be invested in directly.

Q. WHY DOES INVESTING IN ALL THE MAJOR ASSET CLASSES MAKE SENSE?

A. The following chart shows the performance of large-cap, small-cap, and international stocks over nine non-overlapping three-year periods spanning 1975 through 1999. The chart shows that the performance of the various asset classes varied considerably. Sometimes large-caps performed better than small-caps and sometimes the opposite occurred. Some international stocks performed better than domestic stocks and sometimes vice versa. These shifting results are driven by the fact that different asset classes tended to take turns leading the market and these "performance cycles" have varied in length and magnitude. While these cycles may not be entirely random, predicting them can prove to be very difficult. By investing in several asset classes, you can participate in the long-term return performance of the various classes, reduce portfolio volatility (compared to investing in just one asset class) and avoid the entire issue of trying to predict which asset class will be the next winner.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

WHY DIVERSIFY?
Non-Overlapping, Three-Year Intervals
Three-Years Ended

       LARGE-CAP STOCKS  SMALL-CAP STOCKS  INTERNATIONAL STOCKS
12/75            -4.87%            -9.15%                -2.88%
12/78             6.99%            28.49%                18.50%
12/81            14.25%            26.05%                 9.35%
12/84            16.49%            16.47%                10.04%
12/87            18.11%             8.61%                49.29%
12/90            14.15%             4.73%                 3.05%
12/93            15.63%            28.29%                 9.65%
12/96            19.66%            14.94%                 8.64%
12/99            27.56%            17.85%                16.06%

(1) The returns do not reflect actual investment in any security. The hypothetical returns are all weighted averages and assume reinvestment of dividends. The indices represented are the S&P 500-Registered Trademark-Index and the Ibbotson Intermediate Government Bond Index. Indices are unmanaged, do not incur costs and expenses, and cannot be invested in directly.

GLOSSARY

ASSET ALLOCATION--The division of holdings among different types of assets, such as domestic stocks, international stocks, bonds and cashequivalent securities.

BETA--A measure of a stock's volatility relative to the overall stock market. The beta of the S&P 500-Registered Trademark- Index is 1. Any investment that is more volatile than the market as a whole has a beta value higher than 1. If the beta is less than 1, the investment is considered to be less volatile than the market.

CAPITAL GAIN (LOSS)--When a stock is sold for a profit, the difference between the net sales price and its net purchase price, or cost basis, is a capital gain. If a stock is sold below cost, the difference is a capital loss.

EARNINGS GROWTH RATE--The average annual rate of growth in earnings over the past five years for the stocks in a fund's portfolio.

EARNINGS PER SHARE (EPS)--The net income (or earnings) of a company for the past 12 months divided by the current number of shares outstanding.

EXPENSE RATIO--Amount, expressed as a percentage of total investment, that shareholders pay annually for mutual fund operating expenses and management fees.

MARKET CAPITALIZATION--The dollar value of a company or the amount someone would pay to buy the company today. It is calculated by multiplying the total number of outstanding shares by the current price per share. Median market cap is the midpoint of a fund's total market capitalization, weighted by the portion of assets invested in each holding. As a result, half of the fund's holdings will have market caps above the median, and the rest below it.

NET ASSET VALUE (NAV)--The market value of a fund share.

PRICE/BOOK (P/B) RATIO--Compares a stock's market value with the value of total assets minus intangible assets and total liabilities (the book value). It is determined by dividing the current price of the stock by common stockholder equity per share. In evaluating stocks, comparing P/B ratios often works well in situations where price/earnings ratios do not, because the P/B ratio is stable over time and is always a positive number. P/B ratios are best used for comparisons within an industry rather than between industries, as certain industries will usually contain stocks that have all high or all low P/B ratios. For mutual funds the P/B ratio is the weighted average of all the stocks' P/B ratios in the portfolio.

PRICE/EARNINGS (P/E) RATIO--The ratio of a company's stock price to its earnings per share over the past year. For mutual funds the P/E ratio is the weighted average of all the stocks' P/E ratios in the mutual fund's portfolio. The P/E is an indicator of market expectations about a company's prospects. Typically, the higher the P/E, the greater the expectations for a company's future growth. Because earnings are volatile and sometimes "negative," however, the P/E has its limitations and may fail as a measure for a significant number of stocks at any given time.

RETURN ON EQUITY--The average annual rate of return generated by the companies a fund holds during the past five years for each dollar of shareholders' equity (net income divided by shareholders' equity).

STOCK--A share of ownership, or equity, in a corporation.
28

TOTAL RETURN--The sum of dividends, plus capital gains (or losses).

TURNOVER RATE--An indication of a fund's trading activity. Funds with higher turnover rates typically incur higher transaction costs and are more likely to distribute capital gains, which are taxable to investors.

YIELD--The income generated by an investment, expressed as a percentage of its price.

 Schwab MarketTrack All Equity Portfolio
Schedule of Investments

April 30, 2000 (Unaudited)


                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
Investment Funds-- 99.5%
Schwab International Index Fund,
Select Shares                                         5,173,183        $ 97,928
Schwab S&P 500 Fund,
Select Shares                                         6,457,219         145,029
Schwab Small-Cap Index Fund,
Select Shares                                         4,176,102          84,608
                                                                       ---------
Total Investment Funds
(Cost $287,907)                                                         327,565
                                                                       ---------

                                                                          Par
                                                                         (000s)
                                                                        -------
U.S. Treasury Obligations-- 0.0%
U.S. Treasury Bill (a)(b)
5.66%-5.71%, 06/15/00                                 $      80              80
                                                                       ---------
Total U.S. Treasury Obligations
(Cost $80)                                                                   80
                                                                       ---------

                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------

Short-Term Investments-- 0.7%
Grand Cayman Time Deposit
5.44%*, 05/01/00                                      2,117,921        $  2,118
                                                                       ---------
Total Short-Term InvestmentS
(Cost $2,118)                                                             2,118
                                                                       ---------
Total Investments-- 100.2%
(Cost $290,105)                                                         329,763
                                                                       ---------
OTHER ASSETS AND LIABILITIES, NET-- (0.2%)
Other assets                                                                582
Liabilities                                                              (1,226)
                                                                       ---------
                                                                           (644)

                                                                       ---------
TOTAL Net Assets-- 100.0%                                              $329,119
                                                                       ---------


   See accompanying Notes to Schedules of Investments and Notes to Financial
                                   Statements.

Schwab MarketTrack Growth Portfolio
Schedule of Investments
April 30, 2000 (Unaudited)


                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
Common Stock-- 22.9%
Aerospace / Defense-- 0.2%
B.F. Goodrich Co.                                         1,100       $      35
Boeing Co.                                                8,578             340
General Dynamics Corp.                                    2,000             117
Lockheed Martin Corp.                                     3,900              97
Northrop Grumman Corp.                                      700              50
Raytheon Co., Class B                                     3,400              75
Rockwell International Corp.                              1,900              75
Textron, Inc.                                             1,500              93
TRW, Inc.                                                 1,300              76
United Technologies Corp.                                 4,600             286
                                                                      ---------
                                                                          1,244
                                                                      ---------
Air Transportation-- 0.1%
AMR Corp.+                                                1,500              51
Delta Air Lines, Inc.                                     1,300              69
FedEx Corp.+                                              2,920             110
Southwest Airlines Co.                                    4,987             108
U.S. Airways Group, Inc.+                                 1,000              28
                                                                      ---------
                                                                            366
                                                                      ---------
Alcoholic Beverages-- 0.1%
Adolph Coors Co., Class B                                   400              20
Anheuser-Busch Cos., Inc.                                 4,500             318
Brown-Forman Corp., Class B                                 700              38
                                                                      ---------
                                                                            376
                                                                      ---------
Apparel-- 0.0%
Liz Claiborne, Inc.                                         600              28
Nike, Inc., Class B                                       2,800             122
Russell Corp.                                               200               4
Springs Industries, Inc.                                    300              12
VF Corp.                                                  1,200              34
                                                                      ---------
                                                                            200
                                                                      ---------
Automotive Products / Motor Vehicles-- 0.3%
Cooper Tire & Rubber Co.                                    500               7
Cummins Engine Co., Inc.                                    400              14
Dana Corp.                                                1,578              48
Danaher Corp.                                             1,400              80
Delphi Automotive Systems Corp.                           5,743             110
Eaton Corp.                                                 700              59
Ford Motor Co.                                           11,900             651

                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
General Motors Corp.                                      6,300       $     590
Genuine Parts Co.                                         1,800              47
Goodyear Tire & Rubber Co.                                1,600              44
Harley-Davidson, Inc.                                     3,000             119
Navistar International Corp.+                               700              24
                                                                      ---------
                                                                          1,793
                                                                       --------
Banks-- 1.1%
AmSouth Bancorp                                           3,900              57
Bank of America Corp.                                    16,848             826
Bank of New York Co., Inc.                                7,300             300
Bank One Corp.                                           11,375             347
BB&T Corp.                                                3,300              88
Chase Manhattan Corp.                                     7,980             575
Comerica, Inc.                                            1,500              64
Fifth Third Bancorp                                       3,025             191
First Union Corp.                                         9,684             309
Firstar Corp.                                             9,618             239
Fleet Boston Financial Corp.                              8,974             318
Huntington Bancshares, Inc.                               2,057              38
J.P. Morgan & Co., Inc.                                   1,700             218
KeyCorp, Inc.                                             4,400              81
Mellon Financial Corp.                                    5,200             167
National City Corp.                                       6,100             104
Northern Trust Corp.                                      2,200             141
Old Kent Financial Corp.                                  1,200              36
PNC Financial Services Group                              2,800             122
Providian Financial Corp.                                 1,450             128
Regions Financial Corp.                                   2,100              43
SouthTrust Corp.                                          1,700              41
State Street Corp.                                        1,500             145
Summit Bancorp                                            1,800              46
SunTrust Banks, Inc.                                      3,100             157
Synovus Financial Corp.                                   2,750              51
U.S. Bancorp                                              7,150             145
Union Planters Corp.                                      1,300              37
Wachovia Corp.                                            1,900             119
Wells Fargo & Co.                                        16,250             667
                                                                      ---------
                                                                          5,800

                                                                      ---------
Business Machines & Software-- 3.8%
3Com Corp.+                                               3,300             130
Adaptec, Inc.+                                            1,000              27
Adobe Systems, Inc.                                       1,200             145
Apple Computer, Inc.+                                     1,600             198


Schwab MarketTrack Growth Portfolio
Schedule of Investments (continued)
April 30, 2000 (Unaudited)



                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
Autodesk, Inc.                                              600       $      23
BMC Software, Inc.+                                       2,400             112
Cabletron Systems, Inc.+                                  1,800              41
Ceridian Corp.+                                           1,456              32
Cisco Systems, Inc.+                                     66,900           4,638
Compaq Computer Corp.                                    16,764             490
Compuware Corp.+                                          3,600              45
Comverse Technology, Inc.+                                1,400             125
Dell Computer Corp.+                                     25,100           1,258
EMC Corp.+                                                9,893           1,375
Gateway, Inc.+                                            3,100             171
Hewlett-Packard Co.                                       9,800           1,323
IKON Office Solutions, Inc.                               1,000               6
International Business
Machines Corp.                                           17,600           1,965
Lexmark International
Group, Inc., Class A+                                     1,300             153
Microsoft Corp.+                                         50,900           3,550
NCR Corp.+                                                1,000              39
Network Appliance, Inc.+                                  2,800             207
Novell, Inc.+                                             3,200              63
Oracle Corp.+                                            27,224           2,176
Pitney Bowes, Inc.                                        2,700             110
Seagate Technology, Inc.+                                 2,168             110
Silicon Graphics, Inc.+                                   1,476              11
Sun Microsystems, Inc.+                                  15,400           1,416
Unisys Corp.+                                             3,100              72
Xerox Corp.                                               6,600             174
                                                                      ---------
                                                                         20,185
                                                                      ---------
Business Services-- 1.0%
Allied Waste Industries, Inc.+                            1,900              12
America Online, Inc.+                                    22,100           1,322
Automatic Data Processing, Inc.                           6,200             334
Citrix Systems, Inc.+                                     1,800             110
Computer Associates
International, Inc.                                       5,325             297
Computer Sciences Corp.+                                  1,680             137
Deluxe Corp.                                                700              18
Dun & Bradstreet Corp.                                    1,500              45
Ecolab, Inc.                                              1,400              55
Electronic Data Systems Corp.                             4,600             316

                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------

Equifax, Inc.                                             1,200       $      29
First Data Corp.                                          4,200             204
H&R Block, Inc.                                           1,000              42
IMS Health, Inc.                                          3,000              51
Interpublic Group of Cos., Inc.                           2,700             111
National Service Industries, Inc.                           500              11
Omnicom Group, Inc.                                       1,800             164
Parametric Technology Corp.+                              2,700              22
Paychex, Inc.                                             2,400             126
PeopleSoft, Inc.+                                         2,300              32
Shared Medical Systems Corp.                                300              12
Tyco International Ltd.                                  16,652             765
VERITAS Software Corp.+                                   3,800             408
Waste Management, Inc.                                    6,117              97
Yahoo!, Inc.+                                             5,100             664
Young & Rubicam, Inc.                                       700              39
                                                                      ---------
                                                                          5,423
                                                                      ---------
Chemical-- 0.4%
Air Products & Chemicals, Inc.                            2,300              71
Dow Chemical Co.                                          2,200             249
E. I. du Pont de Nemours & Co.                           10,292             488
Eastman Chemical Co.                                        800              42
Great Lakes Chemical Corp.                                  600              16
Hercules, Inc.                                              900              14
Minnesota Mining &
Manufacturing Co.                                         3,900             337
Pharmacia Corp.                                          12,269             613
PPG Industries, Inc.                                      1,800              98
Praxair, Inc.                                             1,600              71
Rohm & Haas Co.                                           2,205              79
Sigma-Aldrich Corp.                                         900              26
Union Carbide Corp.                                       1,300              77
                                                                      ---------
                                                                          2,181
                                                                      ---------
Construction-- 0.1%
Armstrong Holdings, Inc.+                                   500              10
Centex Corp.                                                600              14
Fluor Corp.                                                 700              23
Kaufman & Broad Home Corp.                                  200               4
Masco Corp.                                               4,400              99
Owens Corning                                               400               7



                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
Pulte Corp.                                                 200               4
Sherwin-Williams Co.                                      1,400              35
The Stanley Works                                           800              24
Vulcan Materials Co.                                      1,000              44
                                                                      ---------
                                                                            264
                                                                      ---------
Consumer - Durable-- 0.0%
Black & Decker Corp.                                        900              38
Leggett & Platt, Inc.                                     2,000              43
Maytag Corp.                                                900              31
Whirlpool Corp.                                             800              52
                                                                      ---------
                                                                            164
                                                                      ---------
Consumer - Nondurable-- 0.2%
American Greetings Corp., Class A                           500               9
Darden Restaurants, Inc.                                  1,200              22
Fortune Brands, Inc.                                      1,600              40
Harcourt General, Inc.                                      800              30
Hasbro, Inc.                                              1,650              26
Jostens, Inc.                                               200               5
Mattel, Inc.                                              4,150              51
McDonald's Corp.                                         13,400             511
Newell Rubbermaid, Inc.                                   2,745              69
Tricon Global Restaurants, Inc.+                          1,560              53
Tupperware Corp.                                            400               8
Wendy's International, Inc.                               1,000              22
                                                                      ---------
                                                                            846
                                                                      ---------
Containers-- 0.0%
Ball Corp.                                                  200               6
Bemis Co., Inc.                                             500              18
Crown Cork & Seal Co., Inc.                               1,000              16
Owens-Illinois, Inc.+                                     1,500              20
Pactiv Corp.+                                             1,400              11
Sealed Air Corp.+                                           782              43
                                                                      ---------
                                                                            114
                                                                      ---------
Electronics-- 2.8%
ADC Telecommunications, Inc.+                             3,000             182
Advanced Micro Devices, Inc.+                             1,420             125
Altera Corp.+                                             1,540             157
Analog Devices, Inc.+                                     3,400             261

                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
Andrew Corp.+                                               850       $      25
Applied Materials, Inc.+                                  7,400             753
Conexant Systems, Inc.+                                   1,900             114
Intel Corp.                                              32,600           4,134
ITT Industries, Inc.                                        900              28
KLA-Tencor Corp.+                                         1,800             135
Linear Technology Corp.                                   3,000             171
LSI Logic Corp.+                                          3,000             187
Lucent Technologies, Inc.                                31,092           1,934
Micron Technology, Inc.+                                  2,700             376
Molex, Inc.                                               1,875             103
Motorola, Inc.                                            6,977             831
National Semiconductor Corp.+                             1,700             103
Nextel Communications, Inc.,
Class A+                                                  3,600             394
Nortel Networks Corp.                                    14,160           1,604
PE Corp.-PE Biosystems Group                              2,000             120
PerkinElmer, Inc.                                           500              27
QUALCOMM, Inc.+                                           7,200             781
Scientific-Atlanta, Inc.                                  1,600             104
Solectron Corp.+                                          5,800             272
Tektronix, Inc.                                             450              26
Tellabs, Inc.+                                            4,000             219
Teradyne, Inc.+                                           1,700             187
Texas Instruments, Inc.                                   7,900           1,287
Thermo Electron Corp.+                                    1,300              25
Thomas & Betts Corp.                                        481              15
Xilinx, Inc.+                                             3,200             234
                                                                      ---------
                                                                         14,914
                                                                      ---------
Energy - Raw Materials-- 0.2%
Anadarko Petroleum Corp.                                  1,200              52
Apache Corp.                                              1,100              53
Baker Hughes, Inc.                                        3,160             101
Burlington Resources, Inc.                                2,105              83
Eastern Enterprises                                         100               6
Halliburton Co.                                           4,358             193
McDermott International, Inc.                               300               2
Occidental Petroleum Corp.                                3,600              77
Rowan Cos., Inc.+                                           800              22
Schlumberger Ltd.                                         5,400             413
                                                                      ---------
                                                                          1,002
                                                                      ---------

Schwab MarketTrack Growth Portfolio
Schedule of Investments (continued)
April 30, 2000 (Unaudited)

                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
Food & Agriculture-- 0.6%
Archer-Daniels Midland Co.                                5,925         $    59
Bestfoods, Inc.                                           2,800             141
Campbell Soup Co.                                         4,200             109
Coca-Cola Co.                                            24,100           1,134
Coca-Cola Enterprises, Inc.                               4,000              85
ConAgra, Inc.                                             4,900              92
General Mills, Inc.                                       3,026             110
H.J. Heinz Co.                                            3,400             116
Hershey Foods Corp.                                       1,500              68
Kellogg Co.                                               3,900              95
Nabisco Group Holdings Corp.                              3,200              41
PepsiCo, Inc.                                            14,400             528
Quaker Oats Co.                                           1,400              91
Ralston-Ralston Purina Group                              3,100              55
Sara Lee Corp.                                            9,000             135
SUPERVALU, Inc.                                           1,400              29
SYSCO Corp.                                               3,300             124
Unilever NV                                               5,714             260
Wm. Wrigley Jr. Co.                                       1,100              80
                                                                      ---------
                                                                          3,352
                                                                      ---------
Gold-- 0.0%
Barrick Gold Corp.                                        3,900              66
Homestake Mining Co.                                      2,600              16
Newmont Mining Corp.                                      1,701              40
Placer Dome, Inc.                                         3,200              26
                                                                      ---------
                                                                            148
                                                                      ---------
Healthcare / Drugs & Medicine-- 2.2%
Abbott Laboratories                                      15,000             577
Aetna, Inc.                                               1,424              82
Allergan, Inc.                                            1,300              77
ALZA Corp.+                                                 800              35
American Home Products Corp.                             12,700             714
Amgen, Inc.+                                             10,100             566
Bausch & Lomb, Inc.                                         600              36
Baxter International, Inc.                                2,800             182
Becton, Dickinson & Co.                                   2,600              67
Biogen, Inc.+                                             1,500              88
Biomet, Inc.                                              1,100              39
Boston Scientific Corp.+                                  4,074             108
Bristol-Myers Squibb Co.                                 19,400           1,017
C.R. Bard, Inc.                                             400              17
Cardinal Health, Inc.                                     2,800             154
Columbia / HCA Healthcare Corp.                           5,600             159


                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
Eli Lilly & Co.                                          10,600       $     820
Guidant Corp.+                                            3,000             172
HealthSouth Corp.+                                        3,452              28
Humana, Inc.+                                             1,400              11
Johnson & Johnson                                        13,700           1,130
Mallinckrodt, Inc.                                          700              19
Manor Care, Inc.+                                         1,100              13
McKesson HBOC, Inc.                                       2,654              45
Medtronic, Inc.                                          11,800             613
Merck & Co., Inc.                                        22,800           1,585
Pfizer, Inc.                                             37,800           1,592
Quintiles Transnational Corp.+                            1,200              17
Schering-Plough Corp.                                    14,500             585
St. Jude Medical, Inc.+                                     725              23
Tenet Healthcare Corp.+                                   3,100              79
UnitedHealth Group, Inc.                                  1,700             113
Warner-Lambert Co.                                        8,400             956
Watson Pharmaceuticals, Inc.+                             1,000              45
Wellpoint Health Networks, Inc.+                            700              52
                                                                      ---------
                                                                         11,816
                                                                      ---------
Household Products-- 0.3%
Alberto-Culver Co., Class B                                 600              14
Avon Products, Inc.                                       2,400             100
Clorox Co.                                                2,200              81
Colgate-Palmolive Co.                                     5,800             331
Gillette Co.                                             10,600             392
International Flavors &
Fragrances, Inc.                                          1,100              38
Procter & Gamble Co.                                     13,000             775
                                                                      ---------
                                                                          1,731
                                                                      ---------
Insurance-- 0.7%
AFLAC, Inc.                                               2,600             127
Allstate Corp.                                            7,900             187
American General Corp.                                    2,510             141
American International
Group, Inc.                                              15,097           1,656
Aon Corp.                                                 2,625              71
Chubb Corp.                                               1,700             108
CIGNA Corp.                                               1,600             128
Cincinnati Financial Corp.                                1,800              73
Conseco, Inc.                                             3,220              18
Hartford Financial Services
Group, Inc.                                               2,200             115
Jefferson-Pilot Corp.                                     1,075              72
Lincoln National Corp.                                    1,900              66



                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
Loew's Corp.                                              1,000          $   55
Marsh & McLennan Cos., Inc.                               2,600             256
MBIA, Inc.                                                  900              44
MGIC Investment Corp.                                     1,200              57
Progressive Corp.                                           700              46
SAFECO Corp.                                              1,100              24
St. Paul Cos., Inc.                                       2,450              87
Torchmark Corp.                                           1,100              28
UnumProvident Corp.                                       2,349              40
                                                                      ---------
                                                                          3,399
                                                                      ---------
Media-- 0.9%
CBS Corp.+                                                7,448             438
Clear Channel
Communications, Inc.+                                     3,300             238
Comcast Corp., Class A+                                   9,100             365
Dow Jones & Co., Inc.                                       800              52
Gannett Co., Inc.                                         2,700             172
Knight-Ridder, Inc.                                         900              44
McGraw-Hill Cos., Inc.                                    2,000             105
MediaOne Group, Inc.+                                     6,000             454
Meredith Corp.                                              500              14
New York Times Co., Class A                               1,700              70
R.R. Donnelley & Sons Co.                                 1,200              25
Seagram Co. Ltd.                                          4,300             232
Time Warner, Inc.                                        12,500           1,124
Tribune Co.                                               2,300              89
Viacom, Inc., Class B+                                    6,900             375
Walt Disney Co.                                          20,319             880
                                                                      ---------
                                                                          4,677
                                                                      ---------
Miscellaneous Finance-- 1.2%
American Express Co.                                      4,400             660
Associates First Capital Corp.                            7,242             161
Bear Stearns Cos., Inc.                                   1,182              51
Capital One Financial Corp.                               1,800              79
Charles Schwab Corp.                                      8,050             358
Citigroup, Inc.                                          32,911           1,956
Countrywide Credit
Industries, Inc.                                          1,100              30
Fannie Mae                                               10,100             609
Franklin Resources, Inc.                                  2,500              81
Freddie Mac                                               6,900             317
Golden West Financial Corp.                               1,600              55
Household International, Inc.                             4,759             199
Lehman Brothers Holdings, Inc.                            1,200              98

                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
MBNA Corp.                                                7,900       $     210
Merrill Lynch & Co., Inc.                                 3,700             377
Morgan Stanley Dean Witter
Discover & Co.                                           11,000             844
Paine Webber Group, Inc.                                  1,400              61
Sabre Group Holdings, Inc.+                               1,283              45
SLM Holding Corp.                                         1,700              53
T. Rowe Price Associates, Inc.                            1,200              46
Washington Mutual, Inc.                                   5,655             145
                                                                      ---------
                                                                          6,435
                                                                      ---------
Non-Ferrous Metals-- 0.1%
Alcan Aluminum Ltd.                                       2,214              73
Alcoa, Inc.                                               3,600             234
Engelhard Corp.                                           1,300              23
Freeport-McMoRan Copper &
Gold, Inc., Class B+                                      1,700              16
Inco Ltd.+                                                1,900              30
Phelps Dodge Corp.                                          810              37
Reynolds Metals Co.                                         600              40
                                                                      ---------
                                                                            453
                                                                      ---------
Oil - Domestic-- 0.2%
Amerada Hess Corp.                                        1,000              64
Ashland, Inc.                                               800              27
Conoco, Inc., Class B                                     6,300             157
Kerr-McGee Corp.                                            869              45
Phillips Petroleum Co.                                    2,400             114
Sunoco, Inc.                                                900              27
Tosco Corp.                                               1,500              48
Transocean Sedco Forex, Inc.                              2,045              96
Union Pacific Resources
Group, Inc.                                               2,239              43
Unocal Corp.                                              2,400              78
USX-Marathon Group, Inc.                                  3,100              72
                                                                      ---------
                                                                            771
                                                                      ---------
Oil - International-- 0.9%
Chevron Corp.                                             6,500             553
Exxon Mobil Corp.                                        33,729           2,620
Royal Dutch Petroleum Co.--
Sponsored ADR                                            20,900           1,199
Texaco, Inc.                                              5,361             265
                                                                      ---------
                                                                          4,637
                                                                      ---------


Schwab MarketTrack Growth Portfolio
Schedule of Investments (continued)
April 30, 2000 (Unaudited)

                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
Optical & Photo-- 0.1%
Corning, Inc.                                             2,500       $     494
Eastman Kodak Co.                                         3,100             173
                                                                      ---------
                                                                            667
                                                                      ---------
Paper & Forest Products-- 0.2%
Boise Cascade Corp.                                         600              20
Champion International Corp.                              1,000              66
Fort James Corp.                                          2,000              48
Georgia-Pacific Group                                     1,700              62
International Paper Co.                                   4,139             152
Kimberly-Clark Corp.                                      5,360             311
Louisiana-Pacific Corp.                                     800              11
Mead Corp.                                                1,000              35
Potlatch Corp.                                              300              12
Temple-Inland, Inc.                                         600              30
Westvaco Corp.                                            1,000              31
Weyerhaeuser Co.                                          2,300             123
Willamette Industries, Inc.                               1,100              42
                                                                      ---------
                                                                            943
                                                                      ---------
Producer Goods & Manufacturing-- 1.3%
Avery Dennison Corp.                                      1,200              79
Briggs & Stratton Corp.                                     100               4
Caterpillar, Inc.                                         3,500             138
Cooper Industries, Inc.                                     900              31
Deere & Co.                                               2,300              93
Dover Corp.                                               2,000             102
Emerson Electric Co.                                      4,300             236
FMC Corp.+                                                  400              23
General Electric Co.                                     32,000           5,032
Honeywell International, Inc.                             7,837             439
Illinois Tool Works, Inc.                                 3,000             192
Ingersoll-Rand Co.                                        1,650              77
Johnson Controls, Inc.                                      800              51
Milacron, Inc.                                              100               2
Millipore Corp.                                             400              29
NACCO Industries, Inc., Class A                             100               4
Pall Corp.                                                1,000              22
Parker-Hannifin Corp.                                     1,150              53
Snap-On, Inc.                                               600              16
The Timken Co.                                              600              11
W.W. Grainger, Inc.                                         900              39
                                                                      ---------
                                                                          6,673
                                                                      ---------

                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
Railroad & Shipping-- 0.1%
Burlington Northern
Santa Fe Corp.                                            4,500       $     109
CSX Corp.                                                 2,200              46
Kansas City Southern
Industries, Inc.                                          1,100              79
Norfolk Southern Corp.                                    3,600              63
Union Pacific Corp.                                       2,500             105
                                                                      ---------
                                                                            402
                                                                      ---------
Retail-- 1.4%
Albertson's, Inc.                                         4,138             135
AutoZone, Inc.+                                           1,300              30
Bed, Bath & Beyond, Inc.+                                 1,400              51
Best Buy Co., Inc.+                                       1,900             153
Cendant Corp.+                                            7,232             112
Circuit City Stores-Circuit
City Group                                                2,000             118
Consolidated Stores Corp.+                                1,100              14
Costco Wholesale Corp.+                                   4,400             238
CVS Corp.                                                 3,900             170
Dillards, Inc., Class A                                     800              11
Dollar General Corp.                                      2,643              60
Federated Department
Stores, Inc.+                                             2,100              71
Gap, Inc.                                                 8,300             305
Home Depot, Inc.                                         22,500           1,261
J.C. Penney Co., Inc.                                     2,500              35
Kmart Corp.+                                              4,700              38
Kohl's Corp.+                                             3,200             154
Kroger Co.+                                               8,200             152
Limited, Inc.                                             2,097              95
Lowe's Cos., Inc.                                         3,800             188
May Department Stores Co.                                 3,200              88
Nordstrom, Inc.                                           1,300              36
Office Depot, Inc.+                                       3,700              39
Rite Aid Corp.                                            2,600              13
Safeway, Inc.+                                            4,900             216
Sears, Roebuck & Co.                                      3,700             136
Staples, Inc.+                                            4,350              83
Tandy Corp.                                               1,900             108
Target Corp.                                              4,200             280
TJX Cos., Inc.                                            3,000              58

36



                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
Toys `R' Us, Inc.+                                        2,600          $   40
Wal-Mart Stores, Inc.                                    43,500           2,409
Walgreen Co.                                              9,900             278
Winn-Dixie Stores, Inc.                                   1,500              25
                                                                      ---------
                                                                          7,200
                                                                      ---------
Steel-- 0.0%
Allegheny Technologies, Inc.                                735              18
Bethlehem Steel Corp.+                                      768               4
Nucor Corp.                                                 900              39
USX-U.S. Steel Group, Inc.                                  900              23
Worthington Industries, Inc.                                900              11
                                                                      ---------
                                                                             95
                                                                      ---------
Telephone-- 1.6%
Alltel Corp.                                              3,100             207
AT&T Corp.                                               31,249           1,459
Bell Atlantic Corp.                                      15,146             897
BellSouth Corp.                                          18,400             896
CenturyTel, Inc.                                          1,350              33
Global Crossing Ltd.+                                     7,570             238
GTE Corp.                                                 9,600             650
MCI WorldCom, Inc.+                                      27,720           1,260
SBC Communications, Inc.                                 33,336           1,461
Sprint Corp. (FON Group)                                  8,600             529
Sprint Corp. (PCS Group)+                                 8,500             467
US West, Inc.                                             4,958             353
                                                                      ---------
                                                                          8,450
                                                                      ---------
Tobacco-- 0.1%
Philip Morris Cos., Inc.                                 23,400             512
UST, Inc.                                                 1,600              24
                                                                      ---------
                                                                            536
                                                                      ---------
Travel & Recreation-- 0.1%
Brunswick Corp.                                             900              17
Carnival Corp.                                            6,100             152
Harrah's Entertainment, Inc.+                             1,300              27
Hilton Hotels Corp.                                       3,600              31
Marriott International, Inc.,
Class A                                                   2,600              83
Mirage Resorts, Inc.+                                     1,500              31
                                                                      ---------
                                                                            341
                                                                      ---------

                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
Trucking & Freight-- 0.0%
PACCAR, Inc.                                                800           $  38
Ryder Systems, Inc.                                         400               9
                                                                      ---------
                                                                             47
                                                                      ---------
Utilities - Electric & Gas-- 0.6%
AES Corp.+                                                2,000             180
Ameren Corp.                                              1,500              55
American Electric Power Co., Inc.                         1,900              70
Carolina Power & Light Co.                                1,600              58
Central & South West Corp.                                2,100              46
Cinergy Corp.                                             1,600              43
CMS Energy Corp.                                          1,000              19
Coastal Corp.                                             2,200             110
Columbia Energy Group                                       800              50
Consolidated Edison, Inc.                                 2,100              74
Constellation Energy Group, Inc.                          1,300              43
Dominion Resources, Inc.                                  2,378             107
DTE Energy Co.                                            1,400              46
Duke Energy Corp.                                         3,626             208
Edison International                                      3,200              61
El Paso Energy Corp.                                      2,300              98
Enron Corp.                                               7,100             495
Entergy Corp.                                             2,400              61
FirstEnergy Corp.                                         2,100              53
Florida Progress Corp.                                    1,000              49
FPL Group, Inc.                                           1,900              86
GPU, Inc.                                                 1,200              34
New Century Energies, Inc.                                1,000              33
Niagara Mohawk Holdings, Inc.+                            1,800              25
NICOR, Inc.                                                 500              17
Northern States Power Co.                                 1,600              35
PECO Energy Co.                                           1,900              79
Peoples Energy Corp.                                        400              12
PG&E Corp.                                                3,600              93
Pinnacle West Capital Corp.                                 800              28
PPL Corp.                                                 1,400              33
Public Service Enterprise
Group, Inc.                                               2,000              72
Reliant Energy, Inc.                                      2,949              79
Sempra Energy                                             2,103              39
Southern Co.                                              6,600             165
Texas Utilities Co.                                       2,767              93


Schwab MarketTrack Growth Portfolio
Schedule of Investments (continued)
April 30, 2000 (Unaudited)


                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
Unicom Corp.                                              2,100       $      83
Williams Cos., Inc.                                       4,200             157
                                                                      ---------
                                                                          3,089
                                                                      ---------
Total Common Stock
(Cost $62,899)                                                          120,734
                                                                      ---------
INVESTMENT Funds-- 72.1%
Schwab International Index Fund,
Select Shares                                         5,440,203         102,983
Schwab S&P 500 Fund,
Select Shares                                         4,064,257          91,283
Schwab Small-Cap Index Fund,
Select Shares                                         5,403,818         109,481
Schwab Total Bond Market
Index Fund                                            8,140,939          77,013
                                                                      ---------
Total investment Funds
(Cost $323,780)                                                         380,760
                                                                      ---------

                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
Short-Term Investments-- 5.0%
Grand Cayman Time Deposit
5.44%*, 05/01/00                                      4,478,539       $   4,479
Schwab Value Advantage Money
Fund, Investor Shares, 5.76%*                         21,830,536         21,831
                                                                      ---------
Total Short-Term Investments
(Cost $26,310)                                                           26,310
                                                                      ---------
Total Investments-- 100.0%
(Cost $412,989)                                                         527,804
                                                                      ---------
OTHER ASSETS AND LIABILITIES, NET-- 0.0%
Other assets                                                                865
Liabilities                                                                (682)
                                                                      ---------
                                                                            183
                                                                      ---------
TOTAL Net Assets-- 100.0%                                             $ 527,987
                                                                      ---------


See accompanying Notes to Schedules of Investments and Notes to Financial Statements.

Schwab MarketTrack Balanced Portfolio
Schedule of Investments
April 30, 2000 (Unaudited)


                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
Common Stock-- 17.6%
Aerospace / Defense-- 0.2%
B.F. Goodrich Co.                                           700       $      22
Boeing Co.                                                5,784             230
General Dynamics Corp.                                    1,300              76
Lockheed Martin Corp.                                     2,600              65
Northrop Grumman Corp.                                      500              35
Raytheon Co., Class B                                     2,300              51
Rockwell International Corp.                              1,200              47
Textron, Inc.                                             1,000              62
TRW, Inc.                                                   800              47
United Technologies Corp.                                 3,200             199
                                                                      ---------
                                                                            834
                                                                      ---------
Air Transportation-- 0.1%
AMR Corp.+                                                1,000              34
Delta Air Lines, Inc.                                       900              47
FedEx Corp.+                                              1,960              74
Southwest Airlines Co.                                    3,525              76
U.S. Airways Group, Inc.+                                   400              11
                                                                      ---------
                                                                            242
                                                                      ---------
Alcoholic Beverages-- 0.1%
Adolph Coors Co., Class B                                   200              10
Anheuser-Busch Cos., Inc.                                 3,100             219
Brown-Forman Corp., Class B                                 500              27
                                                                      ---------
                                                                            256
                                                                      ---------
Apparel-- 0.0%
Liz Claiborne, Inc.                                         400              19
Nike, Inc., Class B                                       1,900              83
Springs Industries, Inc.                                    200               8
VF Corp.                                                    800              23
                                                                      ---------
                                                                            133
                                                                      ---------
Automotive Products / Motor Vehicles-- 0.3%
Cooper Tire & Rubber Co.                                    200               3
Cummins Engine Co., Inc.                                    300              11
Dana Corp.                                                1,085              33
Danaher Corp.                                               900              51
Delphi Automotive Systems Corp.                           3,884              74
Eaton Corp.                                                 500              42
Ford Motor Co.                                            8,000             437
General Motors Corp.                                      4,200             393

                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
Genuine Parts Co.                                         1,150       $      30
Goodyear Tire & Rubber Co.                                1,000              28
Harley-Davidson, Inc.                                     2,000              80
Navistar International Corp.+                               400              14
                                                                      ---------
                                                                          1,196
                                                                      ---------
Banks-- 0.8%
AmSouth Bancorp                                           2,600              38
Bank of America Corp.                                    11,180             548
Bank of New York Co., Inc.                                4,900             201
Bank One Corp.                                            7,557             230
BB&T Corp.                                                2,200              59
Chase Manhattan Corp.                                     5,464             394
Comerica, Inc.                                            1,000              42
Fifth Third Bancorp                                       2,025             128
First Union Corp.                                         6,536             208
Firstar Corp.                                             6,381             159
Fleet Boston Financial Corp.                              6,054             215
Huntington Bancshares, Inc.                               1,452              26
J.P. Morgan & Co., Inc.                                   1,100             141
KeyCorp, Inc.                                             3,200              59
Mellon Financial Corp.                                    3,400             109
National City Corp.                                       4,100              70
Northern Trust Corp.                                      1,400              90
Old Kent Financial Corp.                                    800              24
PNC Financial Services Group                              1,900              83
Providian Financial Corp.                                   950              84
Regions Financial Corp.                                   1,400              29
SouthTrust Corp.                                          1,100              26
State Street Corp.                                        1,100             107
Summit Bancorp                                            1,200              30
SunTrust Banks, Inc.                                      2,100             107
Synovus Financial Corp.                                   1,900              35
U.S. Bancorp                                              4,880              99
Union Planters Corp.                                        900              25
Wachovia Corp.                                            1,400              88
Wells Fargo & Co.                                        10,920             448
                                                                      ---------
                                                                          3,902
                                                                      ---------
Business Machines & Software-- 2.9%
3Com Corp.+                                               2,300              91
Adaptec, Inc.+                                              700              19
Adobe Systems, Inc.                                         800              97
Apple Computer, Inc.+                                     1,100             136
Autodesk, Inc.                                              400              15

                                                                              39

Schwab MarketTrack Balanced Portfolio
Schedule of Investments (continued)
April 30, 2000 (Unaudited)


                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
BMC Software, Inc.+                                       1,600       $      75
Cabletron Systems, Inc.+                                  1,200              27
Ceridian Corp.+                                             928              20
Cisco Systems, Inc.+                                     45,000           3,120
Compaq Computer Corp.                                    11,264             329
Compuware Corp.+                                          2,400              30
Comverse Technology, Inc.+                                1,000              89
Dell Computer Corp.+                                     16,900             847
EMC Corp.+                                                6,731             935
Gateway, Inc.+                                            2,100             116
Hewlett-Packard Co.                                       6,600             891
International Business
Machines Corp.                                           11,900           1,328
Lexmark International
Group, Inc., Class A+                                       800              94
Microsoft Corp.+                                         34,300           2,392
NCR Corp.+                                                  600              23
Network Appliance, Inc.+                                  2,000             148
Novell, Inc.+                                             2,200              43
Oracle Corp.+                                            18,500           1,479
Pitney Bowes, Inc.                                        1,800              74
Seagate Technology, Inc.+                                 1,384              70
Silicon Graphics, Inc.+                                   1,054               8
Sun Microsystems, Inc.+                                  10,400             956
Unisys Corp.+                                             2,100              49
Xerox Corp.                                               4,200             111
                                                                      ---------
                                                                         13,612
                                                                      ---------
Business Services-- 0.8%
Allied Waste Industries, Inc.+                            1,300               8
America Online, Inc.+                                    14,900             891
Automatic Data Processing, Inc.                           4,200             226
Citrix Systems, Inc.+                                     1,200              73
Computer Associates
International, Inc.                                       3,625             202
Computer Sciences Corp.+                                  1,090              89
Deluxe Corp.                                                500              13
Dun & Bradstreet Corp.                                    1,000              30
Ecolab, Inc.                                              1,000              39
Electronic Data Systems Corp.                             3,100             213
Equifax, Inc.                                               900              22
First Data Corp.                                          2,800             136
H&R Block, Inc.                                             600              25
IMS Health, Inc.                                          2,000              34
Interpublic Group of Cos., Inc.                           1,900              78

                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
National Service
Industries, Inc.                                            300       $       6
Omnicom Group, Inc.                                       1,200             109
Parametric Technology Corp.+                              1,800              15
Paychex, Inc.                                             1,650              87
PeopleSoft, Inc.+                                         1,500              21
Shared Medical Systems Corp.                                200               8
Tyco International Ltd.                                  11,200             514
VERITAS Software Corp.+                                   2,600             279
Waste Management, Inc.                                    4,112              65
Yahoo!, Inc.+                                             3,400             443
Young & Rubicam, Inc.                                       500              28
                                                                      ---------
                                                                          3,654
                                                                      ---------
Chemical-- 0.3%
Air Products & Chemicals, Inc.                            1,500              47
Dow Chemical Co.                                          1,400             158
E. I. du Pont de Nemours & Co.                            6,884             327
Eastman Chemical Co.                                        600              31
Great Lakes Chemical Corp.                                  400              11
Hercules, Inc.                                              700              11
Minnesota Mining &
Manufacturing Co.                                         2,600             225
Pharmacia Corp.                                           8,365             418
PPG Industries, Inc.                                      1,200              65
Praxair, Inc.                                             1,000              44
Rohm & Haas Co.                                           1,421              51
Sigma-Aldrich Corp.                                         700              21
Union Carbide Corp.                                         900              53
                                                                      ---------
                                                                          1,462
                                                                      ---------
Construction-- 0.0%
Armstrong Holdings, Inc.+                                   400               8
Centex Corp.                                                400              10
Fluor Corp.                                                 500              17
Kaufman & Broad Home Corp.                                  100               2
Masco Corp.                                               3,000              67
Owens Corning                                               300               5
Pulte Corp.                                                 200               4
Sherwin-Williams Co.                                      1,100              27




Schwab MarketTrack Balanced Portfolio
Schedule of Investments (continued)
April 30, 2000 (Unaudited)


The Stanley Works                                           600              18
Vulcan Materials Co.                                        700              31
                                                                      ---------
                                                                            189
                                                                      ---------



                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
Consumer - Durable-- 0.0%
Black & Decker Corp.                                        600       $      25
Leggett & Platt, Inc.                                     1,300              28
Maytag Corp.                                                600              21
Whirlpool Corp.                                             500              33
                                                                      ---------
                                                                            107
                                                                      ---------
Consumer - Nondurable-- 0.1%
American Greetings Corp., Class A                           400               7
Darden Restaurants, Inc.                                    900              17
Fortune Brands, Inc.                                      1,000              25
Harcourt General, Inc.                                      500              19
Hasbro, Inc.                                              1,275              20
Jostens, Inc.                                               100               2
Mattel, Inc.                                              2,825              35
McDonald's Corp.                                          9,000             343
Newell Rubbermaid, Inc.                                   1,872              47
Tricon Global Restaurants, Inc.+                          1,030              35
Tupperware Corp.                                            200               4
Wendy's International, Inc.                                 800              18
                                                                      ---------
                                                                            572
                                                                      ---------
Containers-- 0.0%
Ball Corp.                                                  100               3
Bemis Co., Inc.                                             300              11
Crown Cork & Seal Co., Inc.                                 900              15
Owens-Illinois, Inc.+                                     1,000              13
Pactiv Corp.+                                             1,000               8
Sealed Air Corp.+                                           621              35
                                                                      ---------
                                                                             85
                                                                      ---------
Electronics-- 2.2%
ADC Telecommunications, Inc.+                             2,000             121
Advanced Micro Devices, Inc.+                             1,020              89
Altera Corp.+                                             1,073             110
Analog Devices, Inc.+                                     2,300             177
Andrew Corp.+                                               325              10
Applied Materials, Inc.+                                  5,000             509
Conexant Systems, Inc.+                                   1,300              78
Intel Corp.                                              21,900           2,777
ITT Industries, Inc.                                        600              19
KLA-Tencor Corp.+                                         1,200              90
Linear Technology Corp.                                   2,000             114
LSI Logic Corp.+                                          2,000             125

                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
Lucent Technologies, Inc.                                20,905       $   1,300
Micron Technology, Inc.+                                  1,800             251
Molex, Inc.                                               1,250              69
Motorola, Inc.                                            4,690             558
National Semiconductor Corp.+                             1,100              67
Nextel Communications, Inc.,
Class A+                                                  2,400             263
Nortel Networks Corp.                                     9,520           1,078
PE Corp.-PE Biosystems Group                              1,400              84
PerkinElmer, Inc.                                           300              16
QUALCOMM, Inc.+                                           4,800             520
Scientific-Atlanta, Inc.                                  1,000              65
Solectron Corp.+                                          3,800             178
Tektronix, Inc.                                             250              14
Tellabs, Inc.+                                            2,700             148
Teradyne, Inc.+                                           1,100             121
Texas Instruments, Inc.                                   5,300             863
Thermo Electron Corp.+                                      900              17
Thomas & Betts Corp.                                        381              12
Xilinx, Inc.+                                             2,100             154
                                                                      ---------
                                                                          9,997
                                                                      ---------
Energy - Raw Materials-- 0.1%
Anadarko Petroleum Corp.                                    800              35
Apache Corp.                                                800              39
Baker Hughes, Inc.                                        2,250              72
Burlington Resources, Inc.                                1,410              55
Eastern Enterprises                                         100               6
Halliburton Co.                                           2,974             131
McDermott International, Inc.                               200               2
Occidental Petroleum Corp.                                2,400              51
Rowan Cos., Inc.+                                           600              17
Schlumberger Ltd.                                         3,600             276
                                                                      ---------
                                                                            684
                                                                      ---------
Food & Agriculture-- 0.5%
Archer-Daniels Midland Co.                                4,034              40
Bestfoods, Inc.                                           1,900              95
Campbell Soup Co.                                         2,800              73
Coca-Cola Co.                                            16,200             762
Coca-Cola Enterprises, Inc.                               2,700              58
ConAgra, Inc.                                             3,300              62
General Mills, Inc.                                       1,992              72
H.J. Heinz Co.                                            2,300              78


Schwab MarketTrack Balanced Portfolio
Schedule of Investments (continued)
April 30, 2000 (Unaudited)

                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
Hershey Foods Corp.                                       1,000       $      45
Kellogg Co.                                               2,700              66
Nabisco Group Holdings Corp.                              2,200              28
PepsiCo, Inc.                                             9,700             356
Quaker Oats Co.                                             900              59
Ralston-Ralston Purina Group                              2,100              37
Sara Lee Corp.                                            6,000              90
SUPERVALU, Inc.                                             900              19
SYSCO Corp.                                               2,200              83
Unilever NV                                               3,839             175
Wm. Wrigley Jr. Co.                                         800              58
                                                                      ---------
                                                                          2,256
                                                                      ---------
Gold-- 0.0%
Barrick Gold Corp.                                        2,600              44
Homestake Mining Co.                                      1,700              10
Newmont Mining Corp.                                      1,129              26
Placer Dome, Inc.                                         2,200              18
                                                                      ---------
                                                                             98
                                                                      ---------
Healthcare / Drugs & Medicine-- 1.7%
Abbott Laboratories                                      10,200             392
Aetna, Inc.                                               1,034              60
Allergan, Inc.                                              900              53
ALZA Corp.+                                                 700              31
American Home Products Corp.                              8,700             489
Amgen, Inc.+                                              6,800             381
Bausch & Lomb, Inc.                                         400              24
Baxter International, Inc.                                1,900             124
Becton, Dickinson & Co.                                   1,800              46
Biogen, Inc.+                                             1,000              59
Biomet, Inc.                                                700              25
Boston Scientific Corp.+                                  2,774              73
Bristol-Myers Squibb Co.                                 13,000             682
C.R. Bard, Inc.                                             300              13
Cardinal Health, Inc.                                     1,850             102
Columbia / HCA Healthcare Corp.                           3,700             105
Eli Lilly & Co.                                           7,200             557
Guidant Corp.+                                            2,000             115
HealthSouth Corp.+                                        2,776              22
Johnson & Johnson                                         9,100             751
Mallinckrodt, Inc.                                          400              11
Manor Care, Inc.+                                           700               8
McKesson HBOC, Inc.                                       1,773              30
Medtronic, Inc.                                           7,800             405
Merck & Co., Inc.                                        15,300           1,063

                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
Pfizer, Inc.                                             25,400       $   1,070
Quintiles Transnational Corp.+                              800              11
Schering-Plough Corp.                                     9,800             395
St. Jude Medical, Inc.+                                     430              13
Tenet Healthcare Corp.+                                   2,100              54
UnitedHealth Group, Inc.                                  1,100              73
Warner-Lambert Co.                                        5,700             649
Watson Pharmaceuticals, Inc.+                               600              27
Wellpoint Health Networks, Inc.+                            500              37
                                                                      ---------
                                                                          7,950
                                                                      ---------
Household Products-- 0.3%
Alberto-Culver Co., Class B                                 400               9
Avon Products, Inc.                                       1,500              62
Clorox Co.                                                1,600              59
Colgate-Palmolive Co.                                     3,900             223
Gillette Co.                                              7,100             263
International Flavors &
Fragrances, Inc.                                            800              28
Procter & Gamble Co.                                      8,700             519
                                                                      ---------
                                                                          1,163
                                                                      ---------
Insurance-- 0.5%
AFLAC, Inc.                                               1,800              88
Allstate Corp.                                            5,500             130
American General Corp.                                    1,710              96
American International Group, Inc.                       10,175           1,116
Aon Corp.                                                 1,725              47
Chubb Corp.                                               1,100              70
CIGNA Corp.                                               1,100              88
Cincinnati Financial Corp.                                1,200              48
Conseco, Inc.                                             2,171              12
Hartford Financial Services
Group, Inc.                                               1,400              73
Jefferson-Pilot Corp.                                       700              47
Lincoln National Corp.                                    1,300              45
Loew's Corp.                                                700              39
Marsh & McLennan Cos., Inc.                               1,800             177
MBIA, Inc.                                                  700              35
MGIC Investment Corp.                                       700              33
Progressive Corp.                                           500              33
SAFECO Corp.                                                800              18
St. Paul Cos., Inc.                                       1,424              51
Torchmark Corp.                                             800              20
UnumProvident Corp.                                       1,657              28
                                                                      ---------
                                                                          2,294
                                                                      ---------



                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
Media-- 0.7%
CBS Corp.+                                                5,086       $     299
Clear Channel
Communications, Inc.+                                     2,200             158
Comcast Corp., Class A+                                   6,100             244
Dow Jones & Co., Inc.                                       600              39
Gannett Co., Inc.                                         1,900             121
Knight-Ridder, Inc.                                         600              29
McGraw-Hill Cos., Inc.                                    1,400              73
MediaOne Group, Inc.+                                     4,100             310
Meredith Corp.                                              300               8
New York Times Co., Class A                               1,100              45
R.R. Donnelley & Sons Co.                                   800              17
Seagram Co. Ltd.                                          2,800             151
Time Warner, Inc.                                         8,500             764
Tribune Co.                                               1,600              62
Viacom, Inc., Class B+                                    4,600             250
Walt Disney Co.                                          13,717             594
                                                                      ---------
                                                                          3,164
                                                                      ---------
Miscellaneous Finance-- 0.9%
American Express Co.                                      2,900             435
Associates First Capital Corp.                            4,798             106
Bear Stearns Cos., Inc.                                     802              34
Capital One Financial Corp.                               1,300              57
Charles Schwab Corp.                                      5,450             243
Citigroup, Inc.                                          22,094           1,313
Countrywide Credit
Industries, Inc.                                            800              22
Fannie Mae                                                6,800             410
Franklin Resources, Inc.                                  1,700              55
Freddie Mac                                               4,700             216
Golden West Financial Corp.                               1,100              38
Household International, Inc.                             3,033             127
Lehman Brothers Holdings, Inc.                              800              66
MBNA Corp.                                                5,212             138
Merrill Lynch & Co., Inc.                                 2,400             245
Morgan Stanley Dean Witter
Discover & Co.                                            7,310             561
Paine Webber Group, Inc.                                  1,000              44
Sabre Group Holdings, Inc.+                                 922              32
SLM Holding Corp.                                         1,000              31
T. Rowe Price Associates, Inc.                              800              30
Washington Mutual, Inc.                                   3,816              98
                                                                      ---------
                                                                          4,301
                                                                      ---------

                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
Non-Ferrous Metals-- 0.1%
Alcan Aluminum Ltd.                                       1,509       $      49
Alcoa, Inc.                                               2,400             156
Engelhard Corp.                                             800              14
Freeport-McMoRan Copper &
Gold, Inc., Class B+                                      1,100              11
Inco Ltd.+                                                1,300              20
Phelps Dodge Corp.                                          540              25
Reynolds Metals Co.                                         400              27
                                                                      ---------
                                                                            302
                                                                      ---------
Oil - Domestic-- 0.1%
Amerada Hess Corp.                                          600              38
Ashland, Inc.                                               500              17
Conoco, Inc., Class B                                     4,200             104
Kerr-McGee Corp.                                            621              32
Phillips Petroleum Co.                                    1,700              81
Sunoco, Inc.                                                600              18
Tosco Corp.                                               1,000              32
Transocean Sedco Forex, Inc.                              1,416              67
Union Pacific Resources
Group, Inc.                                               1,562              30
Unocal Corp.                                              1,600              52
USX-Marathon Group, Inc.                                  2,100              49
                                                                      ---------
                                                                            520
                                                                      ---------
Oil - International-- 0.7%
Chevron Corp.                                             4,300             366
Exxon Mobil Corp.                                        22,660           1,760
Royal Dutch Petroleum Co.--
Sponsored ADR                                            14,200             815
Texaco, Inc.                                              3,630             180
                                                                      ---------
                                                                          3,121
                                                                      ---------
Optical & Photo-- 0.1%
Corning, Inc.                                             1,700             336
Eastman Kodak Co.                                         2,000             112
                                                                      ---------
                                                                            448
                                                                      ---------
Paper & Forest Products-- 0.1%
Boise Cascade Corp.                                         400              13
Champion International Corp.                                600              39
Fort James Corp.                                          1,500              36
Georgia-Pacific Group                                     1,100              40
International Paper Co.                                   2,742             101


Schwab MarketTrack Balanced Portfolio
Schedule of Investments (continued)
April 30, 2000 (Unaudited)


                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
Kimberly-Clark Corp.                                      3,580       $     208
Louisiana-Pacific Corp.                                     700               9
Mead Corp.                                                  600              21
Potlatch Corp.                                              100               4
Temple-Inland, Inc.                                         400              20
Westvaco Corp.                                              700              22
Weyerhaeuser Co.                                          1,600              85
Willamette Industries, Inc.                                 700              27
                                                                      ---------
                                                                            625
                                                                      ---------
Producer Goods & Manufacturing-- 1.0%
Avery Dennison Corp.                                        700              46
Briggs & Stratton Corp.                                     100               4
Caterpillar, Inc.                                         2,300              91
Cooper Industries, Inc.                                     600              21
Deere & Co.                                               1,500              61
Dover Corp.                                               1,400              71
Emerson Electric Co.                                      2,800             154
FMC Corp.+                                                  200              12
General Electric Co.                                     21,500           3,381
Honeywell International, Inc.                             5,300             297
Illinois Tool Works, Inc.                                 2,000             128
Ingersoll-Rand Co.                                        1,100              52
Johnson Controls, Inc.                                      500              32
Millipore Corp.                                             200              14
NACCO Industries, Inc., Class A                             100               4
Pall Corp.                                                  800              18
Parker-Hannifin Corp.                                       700              33
Snap-On, Inc.                                               350               9
The Timken Co.                                              200               4
W.W. Grainger, Inc.                                         600              26
                                                                      ---------
                                                                          4,458
                                                                      ---------
Railroad & Shipping-- 0.1%
Burlington Northern
Santa Fe Corp.                                            2,900              70
CSX Corp.                                                 1,500              31
Kansas City Southern
Industries, Inc.                                            700              50
Norfolk Southern Corp.                                    2,500              44
Union Pacific Corp.                                       1,700              72
                                                                      ---------
                                                                            267
                                                                      ---------

                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
Retail-- 1.1%
Albertson's, Inc.                                         2,971       $      97
AutoZone, Inc.+                                           1,000              23
Bed, Bath & Beyond, Inc.+                                   900              33
Best Buy Co., Inc.+                                       1,400             113
Cendant Corp.+                                            4,915              76
Circuit City Stores-Circuit
City Group                                                1,400              82
Consolidated Stores Corp.+                                  700               9
Costco Wholesale Corp.+                                   3,000             162
CVS Corp.                                                 2,600             113
Dillards, Inc., Class A                                     700              10
Dollar General Corp.                                      1,762              40
Federated Department
Stores, Inc.+                                             1,400              48
Gap, Inc.                                                 5,662             208
Home Depot, Inc.                                         15,100             847
J.C. Penney Co., Inc.                                     1,700              23
Kmart Corp.+                                              3,300              27
Kohl's Corp.+                                             2,200             106
Kroger Co.+                                               5,800             108
Limited, Inc.                                             1,344              61
Lowe's Cos., Inc.                                         2,500             124
May Department Stores Co.                                 2,100              58
Nordstrom, Inc.                                             900              25
Office Depot, Inc.+                                       2,500              26
Rite Aid Corp.                                            1,800               9
Safeway, Inc.+                                            3,300             146
Sears, Roebuck & Co.                                      2,400              88
Staples, Inc.+                                            3,050              58
Tandy Corp.                                               1,300              74
Target Corp.                                              2,900             193
TJX Cos., Inc.                                            2,100              40
Toys `R' Us, Inc.+                                        1,800              27
Wal-Mart Stores, Inc.                                    29,300           1,622
Walgreen Co.                                              6,600             186
Winn-Dixie Stores, Inc.                                   1,200              20
                                                                      ---------
                                                                          4,882
                                                                      ---------



                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
Steel 0.0%
Allegheny Technologies, Inc.                                492       $      12
Bethlehem Steel Corp.+                                      288               2
Nucor Corp.                                                 600              26
USX-U.S. Steel Group, Inc.                                  500              13
Worthington Industries, Inc.                                600               7
                                                                      ---------
                                                                             60
                                                                      ---------
Telephone-- 1.2%
Alltel Corp.                                              2,100             140
AT&T Corp.                                               20,971             979
Bell Atlantic Corp.                                      10,272             609
BellSouth Corp.                                          12,500             609
CenturyTel, Inc.                                            900              22
Global Crossing Ltd.+                                     5,150             162
GTE Corp.                                                 6,500             440
MCI WorldCom, Inc.+                                      18,819             855
SBC Communications, Inc.                                 22,388             981
Sprint Corp. (FON Group)                                  5,800             357
Sprint Corp. (PCS Group)+                                 5,700             313
US West, Inc.                                             3,309             236
                                                                      ---------
                                                                          5,703
                                                                      ---------
Tobacco-- 0.1%
Philip Morris Cos., Inc.                                 15,700             343
UST, Inc.                                                 1,100              16
                                                                      ---------
                                                                            359
                                                                      ---------
Travel & Recreation-- 0.1%
Brunswick Corp.                                             600              12
Carnival Corp.                                            4,100             102
Harrah's Entertainment, Inc.+                               900              19
Hilton Hotels Corp.                                       2,500              21
Marriott International, Inc.,
Class A                                                   1,700              54
Mirage Resorts, Inc.+                                     1,300              26
                                                                      ---------
                                                                            234
                                                                      ---------
Trucking & Freight-- 0.0%
PACCAR, Inc.                                                600              29
Ryder Systems, Inc.                                         400               9
                                                                      ---------
                                                                             38
                                                                      ---------

                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
Utilities - Electric & Gas-- 0.4%
AES Corp.+                                                1,400       $     126
Ameren Corp.                                                900              33
American Electric Power Co., Inc.                         1,300              48
Carolina Power & Light Co.                                1,100              40
Central & South West Corp.                                1,300              28
Cinergy Corp.                                             1,000              27
CMS Energy Corp.                                            700              13
Coastal Corp.                                             1,400              70
Columbia Energy Group                                       550              35
Consolidated Edison, Inc.                                 1,500              53
Constellation Energy Group, Inc.                          1,000              33
Dominion Resources, Inc.                                  1,167              53
DTE Energy Co.                                            1,000              33
Duke Energy Corp.                                         2,426             139
Edison International                                      2,200              42
El Paso Energy Corp.                                      1,500              64
Enron Corp.                                               4,700             328
Entergy Corp.                                             1,500              38
FirstEnergy Corp.                                         1,500              38
Florida Progress Corp.                                      700              34
FPL Group, Inc.                                           1,300              59
GPU, Inc.                                                   800              22
New Century Energies, Inc.                                  700              23
Niagara Mohawk Holdings, Inc.+                            1,200              17
NICOR, Inc.                                                 300              10
Northern States Power Co.                                 1,000              22
PECO Energy Co.                                           1,200              50
Peoples Energy Corp.                                        200               6
PG&E Corp.                                                2,400              62
Pinnacle West Capital Corp.                                 600              21
PPL Corp.                                                 1,000              24
Public Service Enterprise
Group, Inc.                                               1,500              54
Reliant Energy, Inc.                                      1,924              51
Sempra Energy                                             1,360              25
Southern Co.                                              4,500             112
Texas Utilities Co.                                       1,922              65
Unicom Corp.                                              1,400              56
Williams Cos., Inc.                                       2,800             104
                                                                      ---------
                                                                          2,058
                                                                      ---------
Total Common Stock
(Cost $42,935)                                                           81,226
                                                                      ---------


Schwab MarketTrack Balanced Portfolio
Schedule of Investments (continued)
April 30, 2000 (Unaudited)

                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
Investment Funds-- 77.4%
Schwab International Index Fund,
Select Shares                                         3,549,009       $  67,183
Schwab S&P 500 Fund,
Select Shares                                         2,649,409          59,506
Schwab Small-Cap Index Fund,
Select Shares                                         3,535,093          71,621
Schwab Total Bond Market
Index Fund                                            16,861,208        159,507
                                                                      ---------
Total investment Funds
(Cost $320,749)                                                         357,817
                                                                      ---------
Short-Term Investments-- 5.0%
Grand Cayman Time Deposit
5.44%*, 05/01/00                                      3,389,911           3,390
Schwab Value Advantage Money
Fund, Investor Shares, 5.76%*                         19,857,836         19,858
                                                                      ---------
Total Short-Term Investments
(Cost $23,248)                                                           23,248
                                                                      ---------
Total Investments-- 100.0%
(Cost $386,932)                                                         462,291
                                                                      ---------
OTHER ASSETS AND LIABILITIES, NET-- 0.0%
Other assets                                                                534
Liabilities                                                                (423)
                                                                      ---------
                                                                            111

TOTAL Net Assets-- 100.0%                                              $462,402
                                                                      =========

   See accompanying Notes to Schedules of Investments and Notes to Financial
                                   Statements.

Schwab MarketTrack Conservative Portfolio
Schedule of Investments
April 30, 2000 (Unaudited)


                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
Common Stock-- 10.6%
Aerospace / Defense-- 0.1%
B.F. Goodrich Co.                                           200       $       6
Boeing Co.                                                1,446              57
Crane Co.                                                   150               4
General Dynamics Corp.                                      300              18
Lockheed Martin Corp.                                       600              15
Northrop Grumman Corp.                                      100               7
Raytheon Co., Class B                                       500              11
Rockwell International Corp.                                300              12
Textron, Inc.                                               200              12
TRW, Inc.                                                   200              12
United Technologies Corp.                                   800              50
                                                                      ---------
                                                                            204
                                                                      ---------
Air Transportation-- 0.0%
AMR Corp. +                                                 200               7
Delta Air Lines, Inc.                                       200              11
FedEx Corp. +                                               460              17
Southwest Airlines Co.                                      812              18
U.S. Airways Group, Inc. +                                  100               3
                                                                      ---------
                                                                             56
                                                                      ---------
Alcoholic Beverages-- 0.0%
Adolph Coors Co., Class B                                   100               5
Anheuser-Busch Cos., Inc.                                   700              49
Brown-Forman Corp., Class B                                 100               5
                                                                      ---------
                                                                             59
                                                                      ---------
Apparel-- 0.0%
Liz Claiborne, Inc.                                         100               5
Nike, Inc., Class B                                         400              17
Reebok International Ltd. +                                 100               2
Springs Industries, Inc.                                    100               4
VF Corp.                                                    200               6
                                                                      ---------
                                                                             34
                                                                      ---------
Automotive Products / Motor Vehicles-- 0.2%
Cooper Tire & Rubber Co.                                    100               1
Cummins Engine Co., Inc.                                    100               4
Dana Corp.                                                  292               9
Danaher Corp.                                               200              11
Delphi Automotive Systems Corp.                             868              17
Eaton Corp.                                                 100               8

                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
Ford Motor Co.                                            1,900       $     104
General Motors Corp.                                      1,000              94
Genuine Parts Co.                                           250               7
Goodyear Tire & Rubber Co.                                  300               8
Harley-Davidson, Inc.                                       400              16
Navistar International Corp. +                              100               3
                                                                      ---------
                                                                            282
                                                                      ---------
Banks-- 0.5%
AmSouth Bancorp                                             600               9
Bank of America Corp.                                     2,711             133
Bank of New York Co., Inc.                                1,100              45
Bank One Corp.                                            1,846              56
BB&T Corp.                                                  500              13
Chase Manhattan Corp.                                     1,316              95
Comerica, Inc.                                              200               8
Fifth Third Bancorp                                         475              30
First Union Corp.                                         1,600              51
Firstar Corp.                                             1,518              38
Fleet Boston Financial Corp.                              1,451              51
Huntington Bancshares, Inc.                                 385               7
J.P. Morgan & Co., Inc.                                     300              38
KeyCorp, Inc.                                               700              13
Mellon Financial Corp.                                      800              26
National City Corp.                                       1,000              17
Northern Trust Corp.                                        400              26
Old Kent Financial Corp.                                    200               6
PNC Financial Services Group                                400              17
Providian Financial Corp.                                   200              18
Regions Financial Corp.                                     300               6
SouthTrust Corp.                                            200               5
State Street Corp.                                          300              29
Summit Bancorp                                              300               8
SunTrust Banks, Inc.                                        500              25
Synovus Financial Corp.                                     400               7
U.S. Bancorp                                              1,189              24
Union Planters Corp.                                        200               6
Wachovia Corp.                                              300              19
Wells Fargo & Co.                                         2,560             105
                                                                      ---------
                                                                            931
                                                                      ---------

Schwab MarketTrack Conservative Portfolio
Schedule of Investments (continued)
April 30, 2000 (Unaudited)


                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
Business Machines & Software-- 1.8%
3Com Corp. +                                                500       $      20
Adaptec, Inc. +                                             200               5
Adobe Systems, Inc.                                         200              24
Apple Computer, Inc. +                                      200              25
Autodesk, Inc.                                              100               4
BMC Software, Inc. +                                        400              19
Cabletron Systems, Inc. +                                   300               7
Ceridian Corp. +                                            214               5
Cisco Systems, Inc. +                                    10,700             742
Compaq Computer Corp.                                     2,693              79
Compuware Corp. +                                           600               8
Comverse Technology, Inc. +                                 200              18
Dell Computer Corp. +                                     4,000             200
EMC Corp. +                                               1,525             212
Gateway, Inc. +                                             500              28
Hewlett-Packard Co.                                       1,600             216
International Business
Machines Corp.                                            2,800             313
Lexmark International Group, Inc.,
Class A +                                                   200              24
Microsoft Corp. +                                         8,100             565
NCR Corp. +                                                 200               8
Network Appliance, Inc. +                                   400              30
Novell, Inc. +                                              500              10
Oracle Corp. +                                            4,300             344
Pitney Bowes, Inc.                                          400              16
Seagate Technology, Inc. +                                  376              19
Silicon Graphics, Inc. +                                    322               2
Sun Microsystems, Inc. +                                  2,500             230
Unisys Corp. +                                              500              12
Xerox Corp.                                               1,000              26
                                                                      ---------
                                                                          3,211
                                                                      ---------
Business Services-- 0.5%
Allied Waste Industries, Inc. +                             300               2
America Online, Inc. +                                    3,500             209
Automatic Data Processing, Inc.                           1,000              54
Citrix Systems, Inc. +                                      300              18
Computer Associates
International, Inc.                                         850              47
Computer Sciences Corp. +                                   258              21
Deluxe Corp.                                                100               3
Dun & Bradstreet Corp.                                      300               9
Ecolab, Inc.                                                200               8
Electronic Data Systems Corp.                               700              48
Equifax, Inc.                                               200               5
First Data Corp.                                            700              34

                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
H&R Block, Inc.                                             200               8
IMS Health, Inc.                                            500               9
Interpublic Group of Cos., Inc.                             400              16
National Service Industries, Inc.                           100               2
Omnicom Group, Inc.                                         300              27
Parametric Technology Corp. +                               500               4
Paychex, Inc.                                               350              18
PeopleSoft, Inc. +                                          400               6
Tyco International Ltd.                                   2,644             121
VERITAS Software Corp. +                                    600              64
Waste Management, Inc.                                    1,007              16
Yahoo!, Inc. +                                              800             104
Young & Rubicam, Inc.                                       100               6
                                                                      ---------
                                                                            859
                                                                      ---------
Chemical-- 0.2%
Air Products & Chemicals, Inc.                              400              12
Dow Chemical Co.                                            300              34
E. I. du Pont de Nemours & Co.                            1,625              77
Eastman Chemical Co.                                        100               5
Great Lakes Chemical Corp.                                  100               3
Hercules, Inc.                                              200               3
Minnesota Mining &
Manufacturing Co.                                           600              52
Pharmacia Corp.                                           1,952              97
PPG Industries, Inc.                                        300              16
Praxair, Inc.                                               300              13
Rohm & Haas Co.                                             373              13
Sigma-Aldrich Corp.                                         200               6
Union Carbide Corp.                                         200              12
W.R. Grace & Co. +                                          100               1
                                                                      ---------
                                                                            344
                                                                      ---------
Construction-- 0.0%
Armstrong Holdings, Inc.+                                   100               2
Centex Corp.                                                100               2
Fluor Corp.                                                 100               3
Masco Corp.                                                 700              16
Owens Corning                                               100               2
Pulte Corp.                                                 100               2



                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------

Sherwin-Williams Co.                                        300       $       7
The Stanley Works                                           100               3
Vulcan Materials Co.                                        200               9
                                                                      ---------
                                                                             46
                                                                      ---------
Consumer - Durable-- 0.0%
Black & Decker Corp.                                        100               4
Leggett & Platt, Inc.                                       300               6
Maytag Corp.                                                100               3
Whirlpool Corp.                                             100               6
                                                                      ---------
                                                                             19
                                                                      ---------
Consumer - Nondurable-- 0.1%
American Greetings Corp., Class A                           100               2
Darden Restaurants, Inc.                                    200               4
Fortune Brands, Inc.                                        300               7
Harcourt General, Inc.                                      100               4
Hasbro, Inc.                                                325               5
Jostens, Inc.                                               100               2
Mattel, Inc.                                                650               8
McDonald's Corp.                                          2,100              80
Newell Rubbermaid, Inc.                                     436              11
Tricon Global Restaurants, Inc. +                           240               8
Tupperware Corp.                                            100               2
Wendy's International, Inc.                                 200               4
                                                                      ---------
                                                                            137
                                                                      ---------
Containers-- 0.0%
Bemis Co., Inc.                                             100               4
Crown Cork & Seal Co., Inc.                                 200               3
Owens-Illinois, Inc. +                                      300               4
Pactiv Corp. +                                              300               2
Sealed Air Corp. +                                          153               8
                                                                      ---------
                                                                             21
                                                                      ---------
Electronics-- 1.3%
ADC Telecommunications, Inc. +                              400              24
Advanced Micro Devices, Inc. +                              280              25
Altera Corp. +                                              255              26
Analog Devices, Inc. +                                      600              46
Applied Materials, Inc. +                                 1,200             122
Conexant Systems, Inc. +                                    300              18
Intel Corp.                                               5,200             659
ITT Industries, Inc.                                        100               3
KLA-Tencor Corp. +                                          300              22

                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
Linear Technology Corp.                                     500       $      29
LSI Logic Corp. +                                           400              25
Lucent Technologies, Inc.                                 4,919             306
Micron Technology, Inc. +                                   400              56
Molex, Inc.                                                 250              14
Motorola, Inc.                                            1,072             128
National Semiconductor Corp. +                              300              18
Nextel Communications, Inc.,
Class A +                                                   500              55
Nortel Networks Corp.                                     2,260             256
PE Corp.-PE Biosystems Group                                300              18
QUALCOMM, Inc. +                                          1,100             119
Scientific-Atlanta, Inc.                                    200              13
Solectron Corp. +                                         1,000              47
Tellabs, Inc. +                                             600              33
Teradyne, Inc. +                                            200              22
Texas Instruments, Inc.                                   1,200             195
Thermo Electron Corp. +                                     200               4
Xilinx, Inc. +                                              500              37
                                                                      ---------
                                                                          2,320
                                                                      ---------
Energy - Raw Materials-- 0.1%
Anadarko Petroleum Corp.                                    200               9
Apache Corp.                                                200              10
Baker Hughes, Inc.                                          470              15
Burlington Resources, Inc.                                  300              12
Eastern Enterprises                                         100               6
Halliburton Co.                                             714              32
McDermott International, Inc.                               100               1
Occidental Petroleum Corp.                                  600              13
Rowan Cos., Inc. +                                          100               3
Schlumberger Ltd.                                           900              69
                                                                      ---------
                                                                            170
                                                                      ---------
Food & Agriculture-- 0.3%
Archer-Daniels Midland Co.                                  920               9
Bestfoods, Inc.                                             400              20
Campbell Soup Co.                                           700              18
Coca-Cola Co.                                             3,900             184
Coca-Cola Enterprises, Inc.                                 700              15
ConAgra, Inc.                                               800              15
General Mills, Inc.                                         432              16
H.J. Heinz Co.                                              600              20
Hershey Foods Corp.                                         300              14
Kellogg Co.                                                 600              15


Schwab MarketTrack Conservative Portfolio
Schedule of Investments (continued)
April 30, 2000 (Unaudited)


                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
Nabisco Group Holdings Corp.                                500               6
PepsiCo, Inc.                                             2,300              84
Quaker Oats Co.                                             200              13
Ralston-Ralston Purina Group                                500               9
Sara Lee Corp.                                            1,400              21
SUPERVALU, Inc.                                             200               4
SYSCO Corp.                                                 500              19
Unilever NV                                                 892              41
Wm. Wrigley Jr. Co.                                         200              14
                                                                      ---------
                                                                            537
                                                                      ---------
Gold-- 0.0%
Barrick Gold Corp.                                          600              10
Homestake Mining Co.                                        400               2
Newmont Mining Corp.                                        243               6
Placer Dome, Inc.                                           600               5
                                                                      ---------
                                                                             23
                                                                      ---------
Healthcare / Drugs & Medicine-- 1.0%
Abbott Laboratories                                       2,400              92
Aetna, Inc.                                                 222              13
Allergan, Inc.                                              200              12
ALZA Corp. +                                                200               9
American Home Products Corp.                              2,100             118
Amgen, Inc. +                                             1,600              90
Bausch & Lomb, Inc.                                         100               6
Baxter International, Inc.                                  500              33
Becton, Dickinson & Co.                                     400              10
Biogen, Inc. +                                              200              12
Biomet, Inc.                                                200               7
Boston Scientific Corp. +                                   634              17
Bristol-Myers Squibb Co.                                  3,100             163
C.R. Bard, Inc.                                             100               4
Cardinal Health, Inc.                                       400              22
Columbia / HCA Healthcare Corp.                             900              26
Eli Lilly & Co.                                           1,700             131
Guidant Corp. +                                             500              29
HealthSouth Corp. +                                         700               6
Johnson & Johnson                                         2,200             181
Mallinckrodt, Inc.                                          100               3
Manor Care, Inc. +                                          200               2
McKesson HBOC, Inc.                                         422               7
Medtronic, Inc.                                           1,900              99
Merck & Co., Inc.                                         3,700             257
Pfizer, Inc.                                              6,100             257

                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
Quintiles Transnational Corp. +                             200       $       3
Schering-Plough Corp.                                     2,300              93
St. Jude Medical, Inc. +                                    100               3
Tenet Healthcare Corp. +                                    500              13
UnitedHealth Group, Inc.                                    200              13
Warner-Lambert Co.                                        1,300             148
Watson Pharmaceuticals, Inc. +                              100               4
Wellpoint Health Networks, Inc. +                           100               7
                                                                      ---------
                                                                          1,890
                                                                      ---------
Household Products-- 0.2%
Alberto-Culver Co., Class B                                 100               2
Avon Products, Inc.                                         400              17
Clorox Co.                                                  300              11
Colgate-Palmolive Co.                                       900              51
Gillette Co.                                              1,700              63
International Flavors &
Fragrances, Inc.                                            200               7
Procter & Gamble Co.                                      2,100             125
                                                                      ---------
                                                                            276
                                                                      ---------
Insurance-- 0.3%
AFLAC, Inc.                                                 400              20
Allstate Corp.                                            1,300              31
American General Corp.                                      400              22
American International Group, Inc.                        2,411             264
Aon Corp.                                                   375              10
Chubb Corp.                                                 300              19
CIGNA Corp.                                                 300              24
Cincinnati Financial Corp.                                  300              12
Conseco, Inc.                                               515               3
Hartford Financial Services
Group, Inc.                                                 300              16
Jefferson-Pilot Corp.                                       150              10
Lincoln National Corp.                                      300              10
Loew's Corp.                                                200              11
Marsh & McLennan Cos., Inc.                                 450              44
MBIA, Inc.                                                  200              10
MGIC Investment Corp.                                       200              10
Progressive Corp.                                           100               7
SAFECO Corp.                                                200               4
St. Paul Cos., Inc.                                         356              13
Torchmark Corp.                                             200               5
UnumProvident Corp.                                         346               6
                                                                      ---------
                                                                            551
                                                                      ---------

                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------


Media-- 0.4%
CBS Corp. +                                               1,162       $      68
Clear Channel
Communications, Inc. +                                      500              36
Comcast Corp., Class A +                                  1,500              60
Dow Jones & Co., Inc.                                       100               6
Gannett Co., Inc.                                           400              26
Knight-Ridder, Inc.                                         100               5
McGraw-Hill Cos., Inc.                                      300              16
MediaOne Group, Inc. +                                    1,000              76
Meredith Corp.                                              100               3
New York Times Co., Class A                                 300              12
R.R. Donnelley & Sons Co.                                   200               4
Seagram Co. Ltd.                                            700              38
Time Warner, Inc.                                         2,000             180
Tribune Co.                                                 400              16
Viacom, Inc., Class B +                                   1,100              60
Walt Disney Co.                                           3,227             140
                                                                      ---------
                                                                            746
                                                                      ---------
Miscellaneous Finance-- 0.6%
American Express Co.                                        700             105
Associates First Capital Corp.                            1,190              26
Bear Stearns Cos., Inc.                                     220               9
Capital One Financial Corp.                                 300              13
Charles Schwab Corp.                                      1,300              58
Citigroup, Inc.                                           5,283             314
Countrywide Credit
Industries, Inc.                                            200               6
Fannie Mae                                                1,600              96
Franklin Resources, Inc.                                    400              13
Freddie Mac                                               1,100              51
Golden West Financial Corp.                                 300              10
Household International, Inc.                               706              29
Lehman Brothers Holdings, Inc.                              200              16
MBNA Corp.                                                1,305              35
Merrill Lynch & Co., Inc.                                   600              61
Morgan Stanley Dean Witter
Discover & Co.                                            1,730             133
Paine Webber Group, Inc.                                    200               9
Sabre Group Holdings, Inc. +                                244               9
SLM Holding Corp.                                           300               9
T. Rowe Price Associates, Inc.                              200               8
Washington Mutual, Inc.                                     921              24
                                                                      ---------
                                                                          1,034
                                                                      ---------

                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
Non-Ferrous Metals-- 0.0%
Alcan Aluminum Ltd.                                         302       $      10
Alcoa, Inc.                                                 600              39
Engelhard Corp.                                             200               3
Freeport-McMoRan Copper &
Gold, Inc., Class B +                                       300               3
Inco Ltd. +                                                 300               5
Phelps Dodge Corp.                                          135               6
Reynolds Metals Co.                                         100               7
                                                                      ---------
                                                                             73
                                                                      ---------
Oil - Domestic-- 0.1%
Amerada Hess Corp.                                          100               6
Ashland, Inc.                                               100               3
Conoco, Inc., Class B                                     1,000              25
Kerr-McGee Corp.                                            136               7
Phillips Petroleum Co.                                      400              19
Sunoco, Inc.                                                100               3
Tosco Corp.                                                 200               6
Transocean Sedco Forex, Inc.                                374              18
Union Pacific Resources
Group, Inc.                                                 369               7
Unocal Corp.                                                400              13
USX-Marathon Group, Inc.                                    500              12
                                                                      ---------
                                                                            119
                                                                      ---------
Oil - International-- 0.4%
Chevron Corp.                                             1,000              85
Exxon Mobil Corp.                                         5,284             410
Royal Dutch Petroleum Co.--
Sponsored ADR                                             3,400             195
Texaco, Inc.                                                900              45
                                                                      ---------
                                                                            735
                                                                      ---------
Optical & Photo-- 0.1%
Corning, Inc.                                               400              79
Eastman Kodak Co.                                           500              28
                                                                      ---------
                                                                            107
                                                                      ---------
Paper & Forest Products-- 0.1%
Boise Cascade Corp.                                         100               3
Champion International Corp.                                200              13
Fort James Corp.                                            300               7
Georgia-Pacific Group                                       300              11


Schwab MarketTrack Conservative Portfolio
Schedule of Investments (continued)
April 30, 2000 (Unaudited)


                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
International Paper Co.                                     648       $      24
Kimberly-Clark Corp.                                        856              50
Louisiana-Pacific Corp.                                     100               1
Mead Corp.                                                  200               7
Temple-Inland, Inc.                                         100               5
Westvaco Corp.                                              200               6
Weyerhaeuser Co.                                            400              21
Willamette Industries, Inc.                                 100               4
                                                                      ---------
                                                                            152
                                                                      ---------
Producer Goods & Manufacturing-- 0.6%
Avery Dennison Corp.                                        200              13
Caterpillar, Inc.                                           600              24
Cooper Industries, Inc.                                     100               3
Deere & Co.                                                 400              16
Dover Corp.                                                 300              15
Emerson Electric Co.                                        700              38
General Electric Co.                                      5,100             802
Honeywell International, Inc.                             1,275              71
Illinois Tool Works, Inc.                                   500              32
Ingersoll-Rand Co.                                          250              12
Johnson Controls, Inc.                                      100               6
Milacron, Inc.                                              100               2
Millipore Corp.                                             100               7
Pall Corp.                                                  200               4
Parker-Hannifin Corp.                                       150               7
Snap-On, Inc.                                               100               3
W.W. Grainger, Inc.                                         100               4
                                                                      ---------
                                                                          1,059
                                                                      ---------
Railroad & Shipping-- 0.0%
Burlington Northern
Santa Fe Corp.                                              700              17
CSX Corp.                                                   300               6
Kansas City Southern
Industries, Inc.                                            200              14
Norfolk Southern Corp.                                      600              11
Union Pacific Corp.                                         400              17
                                                                      ---------
                                                                             65
                                                                      ---------

                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
Retail-- 0.6%
Albertson's, Inc.                                           652              21
AutoZone, Inc. +                                            200               5
Bed, Bath & Beyond, Inc. +                                  200               7
Best Buy Co., Inc. +                                        300              24
Cendant Corp. +                                           1,159              18
Circuit City Stores-Circuit
City Group                                                  300              18
Consolidated Stores Corp. +                                 200               2
Costco Wholesale Corp. +                                    700              38
CVS Corp.                                                   600              26
Dillards, Inc., Class A                                     200               3
Dollar General Corp.                                        412               9
Federated Department
Stores, Inc. +                                              300              10
Gap, Inc.                                                 1,362              50
Great Atlantic & Pacific
Tea Co., Inc.                                               100               2
Home Depot, Inc.                                          3,600             202
J.C. Penney Co., Inc.                                       400               6
Kmart Corp. +                                               700               6
Kohl's Corp. +                                              600              29
Kroger Co. +                                              1,400              26
Limited, Inc.                                               309              14
Longs Drug Stores, Inc.                                     100               2
Lowe's Cos., Inc.                                           600              30
May Department Stores Co.                                   500              14
Nordstrom, Inc.                                             200               6
Office Depot, Inc. +                                        600               6
Rite Aid Corp.                                              400               2
Safeway, Inc. +                                             800              35
Sears, Roebuck & Co.                                        600              22
Staples, Inc. +                                             750              14
Tandy Corp.                                                 300              17
Target Corp.                                                700              47
TJX Cos., Inc.                                              500              10
Toys `R' Us, Inc. +                                         500               8
Wal-Mart Stores, Inc.                                     7,000             388
Walgreen Co.                                              1,600              45
Winn-Dixie Stores, Inc.                                     300               5
                                                                      ---------
                                                                          1,167

                                                                      ---------

                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
Steel 0.0%
Allegheny Technologies, Inc.                                146       $       4
Bethlehem Steel Corp. +                                     288               2
Nucor Corp.                                                 100               4
USX-U.S. Steel Group, Inc.                                  100               2
Worthington Industries, Inc.                                100               1
                                                                      ---------
                                                                             13
                                                                      ---------
Telephone-- 0.7%
Alltel Corp.                                                500              33
AT&T Corp.                                                5,030             235
Bell Atlantic Corp.                                       2,458             146
BellSouth Corp.                                           3,000             146
CenturyTel, Inc.                                            250               6
Global Crossing Ltd. +                                    1,210              38
GTE Corp.                                                 1,500             102
MCI WorldCom, Inc. +                                      4,525             206
SBC Communications, Inc.                                  5,375             235
Sprint Corp. (FON Group)                                  1,300              80
Sprint Corp. (PCS Group) +                                1,300              71
US West, Inc.                                               824              59
                                                                      ---------
                                                                          1,357
                                                                      ---------
Tobacco-- 0.1%
Philip Morris Cos., Inc.                                  3,700              81
UST, Inc.                                                   300               4
                                                                      ---------
                                                                             85
                                                                      ---------
Travel & Recreation-- 0.0%
Brunswick Corp.                                             100               2
Carnival Corp.                                            1,000              25
Harrah's Entertainment, Inc. +                              200               4
Hilton Hotels Corp.                                         600               5
Marriott International, Inc.,
 Class A                                                    400              13
Mirage Resorts, Inc. +                                      300               6
                                                                      ---------
                                                                             55
                                                                      ---------
Trucking & Freight-- 0.0%
PACCAR, Inc.                                                100               5
Ryder Systems, Inc.                                         100               2
                                                                      ---------
                                                                              7
                                                                      ---------

                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
Utilities - Electric & Gas-- 0.3%
AES Corp. +                                                 300       $      27
Ameren Corp.                                                200               7
American Electric Power Co., Inc.                           300              11
Carolina Power & Light Co.                                  300              11
Central & South West Corp.                                  300               7
Cinergy Corp.                                               300               8
CMS Energy Corp.                                            200               4
Coastal Corp.                                               300              15
Columbia Energy Group                                       150               9
Consolidated Edison, Inc.                                   300              11
Constellation Energy Group, Inc.                            200               7
Dominion Resources, Inc.                                    315              14
DTE Energy Co.                                              200               7
Duke Energy Corp.                                           604              35
Edison International                                        500              10
El Paso Energy Corp.                                        400              17
Enron Corp.                                               1,100              77
Entergy Corp.                                               400              10
FirstEnergy Corp.                                           400              10
Florida Progress Corp.                                      200              10
FPL Group, Inc.                                             300              14
GPU, Inc.                                                   200               6
New Century Energies, Inc.                                  200               7
Niagara Mohawk Holdings, Inc. +                             300               4
NICOR, Inc.                                                 100               3
Northern States Power Co.                                   200               4
PECO Energy Co.                                             300              13
Peoples Energy Corp.                                        100               3
PG&E Corp.                                                  600              16
Pinnacle West Capital Corp.                                 100               4
PPL Corp.                                                   200               5
Public Service Enterprise
Group, Inc.                                                 300              11
Reliant Energy, Inc.                                        474              13
Sempra Energy                                               297               6
Southern Co.                                              1,100              27
Texas Utilities Co.                                         400              13
Unicom Corp.                                                300              12
Williams Cos., Inc.                                         700              26
                                                                      ---------
                                                                            494
                                                                      ---------
Total Common Stock
(Cost $11,481)                                                           19,238
                                                                      ---------

Schwab MarketTrack Conservative Portfolio
Schedule of Investments (continued)
April 30, 2000 (Unaudited)




                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
investment Funds-- 84.3%
Schwab International Index Fund,
Select Shares                                           915,909       $  17,338
Schwab S&P 500 Fund,
Select Shares                                           803,936          18,056
Schwab Small-Cap Index Fund,
Select Shares                                           936,152          18,966
Schwab Total Bond Market
Index Fund                                            10,426,160         98,631
                                                                      ---------
Total investment Funds
(Cost $145,465)                                                         152,991
                                                                      ---------

                                                       Number           Value
                                                      of Shares         (000s)
                                                      ---------       ---------
Short-Term Investments-- 5.1%
Grand Cayman Time Deposit
5.44%*, 05/01/00                                      1,797,774       $   1,798

Schwab Value Advantage Money
Fund, Investor Shares, 5.76%*                         7,389,317           7,389
                                                                      ---------
Total Short-Term Investments
(Cost $9,187)                                                             9,187
                                                                      ---------
Total Investments-- 99.9%
(Cost $166,133)                                                         181,416
                                                                      ---------
OTHER ASSETS AND LIABILITIES, NET-- 0.1%
Other assets                                                                187
Liabilities                                                                 (34)
                                                                      ---------
                                                                            153
                                                                      ---------
TOTAL Net Assets-- 100.0%                                             $ 181,569
                                                                      ---------

Notes to Schedules of Investments
April 30, 2000 (Unaudited)

+        Non-income producing security.
*        Interest rates represent the yield on report date.
ADR--American Depository Receipt.
(a)      Yields shown are effective yields at the time of purchases.
(b) These securities, or a portion thereof, are being used to collateralize open futures contracts.


See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (in thousands)
April 30, 2000 (Unaudited)


                                                                Schwab MarketTrack Portfolios(TM)
                                                -----------------------------------------------------------------
                                                 All Equity          Growth          Balanced        Conservative
                                                -------------    -------------     -------------     -------------
Assets
Investments, at value (Cost: $290,105, $412,989,
 $386,932, and $166,133, respectively)              $329,763         $527,804          $462,291         $181,416
Receivables:
 Fund shares sold                                        558              637               251               37
 Dividends                                                --              210               251              121
 Interest                                                  1                2                 2                1
 Dividend tax reclaim                                     --               10                 4               --
Prepaid expenses                                          23                6                26               28
                                                   ---------        ---------         ---------         ---------
Total assets                                         330,345          528,669           462,818          181,603
                                                   ---------        ---------         ---------         ---------
Liabilities
Payables:

 Investments purchased                                 1,100              543               276                6
 Fund shares redeemed                                     --               19                18               --
 Variation margin                                          7               --                --               --
 Investment advisory and administration fees              11               16                16                5
 Transfer agency and shareholder service fees              9               14                13                5
Accrued expenses                                          99               90               100               18
                                                   ---------        ---------         ---------         ---------
 Total liabilities                                     1,226              682               423               34
                                                   ---------        ---------         ---------         ---------
Net assets applicable to outstanding shares         $329,119         $527,987          $462,402         $181,569
                                                   ---------        ---------         ---------         ---------
Net assets consist of:
Paid-in capital                                     $290,042         $410,283          $382,468         $165,346
Undistributed/(distributions in excess of)
 net investment income                                  (530)           1,548             3,214              519
Accumulated net realized gain on investments sold
 and futures contracts                                    12            1,341             1,361              421
Net unrealized appreciation on investments
 and futures contracts                                39,595          114,815            75,359           15,283
                                                   ---------        ---------         ---------         ---------
                                                    $329,119         $527,987          $462,402         $181,569
                                                   ---------        ---------         ---------         ---------
Pricing of shares:
Outstanding shares, $0.00001 par value
 (unlimited shares authorized)                        26,574           30,452            30,015           13,913
Net asset value, offering and redemption
price per share                                       $12.39           $17.34            $15.41           $13.05


See accompanying Notes to Financial Statements.

                                                                                                               55

Statements of Operations (in thousands)
For the six months ended April 30, 2000 (Unaudited)


                                                                Schwab MarketTrack Portfolios(TM)
                                                -----------------------------------------------------------------
                                                 All Equity          Growth          Balanced        Conservative
                                                -------------    -------------     -------------     -------------
Investment income:
 Dividends (net of foreign tax withheld
  of $0, $1, $1 and $0, respectively)                $ 1,902         $  5,486           $ 7,010           $ 3,709
Interest                                                  62              124                94                50
                                                   ---------        ---------         ---------         ---------
Total investment income                                1,964            5,610             7,104             3,759
                                                   ---------        ---------         ---------         ---------
Expenses:
 Investment advisory and administration fees             715            1,324             1,171               476
 Transfer agency and shareholder service fees            331              614               542               221
 Custodian fees                                           16               31                30                 6
 Portfolio accounting fees                                18               35                33                16
 Registration fees                                        28               51                24                 5
 Professional fees                                         7               11                10                 7
 Shareholder reports                                      56               21                34                 2
 Trustees' fees                                            4                7                 6                 6
 Proxy fees                                               10               16                12                 5
 Other expenses                                            3               11                11                 8
                                                   ---------        ---------         ---------         ---------
                                                       1,188            2,121             1,873               752
Less: expenses reduced (See Note 4)                     (383)            (632)             (560)             (218)
                                                   ---------        ---------         ---------         ---------
 Net expenses incurred by fund                           805            1,489             1,313               534
                                                   ---------        ---------         ---------         ---------
Net investment income                                  1,159            4,121             5,791             3,225
                                                   ---------        ---------         ---------         ---------
Net realized gain on investments and futures contracts:
  Net realized gain on investments sold                  176            2,021             2,199               724
  Net realized gain received from underlying funds       268              185               123                42
  Net realized gain on futures contracts                  39               --                --                --
         -
    Net realized gain on investments and
    futures contracts                                    483            2,206             2,322               766
                                                   ---------        ---------         ---------         ---------
Change in net unrealized appreciation (depreciation)
 on investments and futures contracts:
  Net unrealized appreciation on investments          17,974           28,585            17,416             3,840
  Net unrealized depreciation on futures contracts       (94)              --                --                --
                                                   ---------        ---------         ---------         ---------
Net unrealized appreciation on investments
 and futures contracts                                17,880           28,585            17,416             3,840
                                                   ---------        ---------         ---------         ---------
Net gain on investments                               18,363           30,791            19,738             4,606
                                                   ---------        ---------         ---------         ---------
Increase in net assets resulting from operations     $19,522          $34,912           $25,529           $ 7,831
                                                   =========        =========         =========         =========
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (in thousands)


                                                                Schwab MarketTrack Portfolios(TM)
                                                -----------------------------------------------------------------
                                                        All Equity                     Growth                 Balanced
                                                -------------------------   -------------------------   -------------------------
                                                 Six months                 Six months                   Six months
                                                   ended          Year        ended          Year          ended        Year
                                                 04/30/00         ended      04/30/00        ended        04/30/00      ended
                                                (Unaudited)     10/31/99    (Unaudited)     10/31/99    (Unaudited)    10/31/99
                                                -----------   -----------   -----------   -----------   -----------   -----------
Operations:
 Net investment income                            $  1,159       $   194      $  4,121      $  4,272      $  5,791      $  7,538
 Net realized gain (loss) on investments
  and futures contracts                                215           192         2,021          (196)        2,199          (252)
 Net realized gain received from
  underlying funds                                     268         1,703           185         3,267           123         2,503
 Net unrealized appreciation
  on investments and futures contracts              17,880        29,520        28,585        51,554        17,416        32,821
                                                  --------       -------      --------      --------       -------       -------
Increase in net assets resulting
from operations                                     19,522        31,609        34,912        58,897        25,529        42,610
                                                  --------       -------      --------      --------       -------       -------
 Dividends and distributions:
 Dividends to shareholders from net
  investment income                                   (517)          (22)       (5,063)       (4,540)       (7,749)       (6,924)
 Dividends in excess of net investment income         (530)         (642)           --            --            --            --
 Ditributions to shareholders from net
  capital gains                                     (1,962)           --        (3,458)         (557)       (2,431)       (1,483)
                                                  --------       -------      --------      --------       -------       -------
 Total dividends and distributions
  to shareholders                                   (3,009)         (664)       (8,521)       (5,097)      (10,180)       (8,407)
                                                  --------       -------      --------      --------       -------       -------
Capital share transactions:
 Proceeds from shares sold                         155,857       114,034       157,447       195,487       112,419       191,766
 Net asset value of shares issued in
  reinvestment of dividends                          2,943           642         8,332         4,951         9,811         8,091
 Payments for shares redeemed                      (49,078)      (60,146)      (91,842)     (102,207)      (78,448)      (94,693)
                                                  --------       -------      --------      --------       -------       -------
Increase in net assets from
capital share transactions                         109,722        54,530        73,937        98,231        43,782       105,164
                                                  --------       -------      --------      --------       -------       -------
Total increase in net assets                       126,235        85,475       100,328       152,031        59,131       139,367

Net assets:
 Beginning of period                               202,884       117,409       427,659       275,628       403,271       263,904
                                                  --------       -------      --------      --------       -------       -------
 End of period (including undistributed net
  investment income (loss) of $(530),
  $(642), $1,548, $2,490, $3,214, $5,172,
  $519, and $497, respectively)                   $329,119      $202,884      $527,987      $427,659      $462,402      $403,271
                                                  --------       -------      --------      --------       -------       -------
Number of fund shares:
 Sold                                               12,640        10,710         9,191        12,686         7,344        13,521
 Reinvested                                            238            64           483           335           643           589
 Redeemed                                           (3,977)       (5,750)       (5,339)       (6,651)       (5,123)       (6,672)
                                                  --------       -------      --------      --------       -------       -------
Net increase in shares outstanding                   8,901         5,024         4,335         6,370         2,864         7,438
Shares outstanding:
 Beginning of period                                17,673        12,649        26,117        19,747        27,151        19,713
                                                  --------       -------      --------      --------       -------       -------
End of period                                       26,574        17,673        30,452        26,117        30,015        27,151
                                                  --------       -------      --------      --------       -------       -------
See accompanying Notes to Financial Statements.


                                                            Schwab MarketTrack Portfolios(TM)
                                                ----------------------------------------------------
                                                          Conservative
                                                   -------------------------
                                                    Six months
                                                       ended          Year
                                                     04/30/00        ended
                                                    (Unaudited)    10/31/99
                                                   -----------   -----------
Operations:
Net investment income                                 $  3,225     $  4,714
Net realized gain (loss) on investments
and futures contracts                                      724         (521)
Net realized gain received from
underlying funds                                            42          800
Net unrealized appreciation
on investments and futures contracts                     3,840        7,022
                                                       -------     --------
Increase in net assets resulting
from operations                                          7,831       12,015
                                                       -------     --------
Dividends and distributions:
Dividends to shareholders from net
investment income                                       (3,203)      (4,511)
Dividends in excess of net investment income                --           --
Ditributions to shareholders from net
capital gains                                             (367)        (661)
                                                       -------     --------
Total dividends and distributions
to shareholders                                         (3,570)      (5,172)
                                                       -------     --------
Capital share transactions:
Proceeds from shares sold                               43,343       89,099
Net asset value of shares issued in
reinvestment of dividends                                3,322        4,821
Payments for shares redeemed                           (36,759)     (48,259)
                                                       -------     --------
Increase in net assets from
capital share transactions                               9,906       45,661
                                                       -------     --------
Total increase in net assets                            14,167       52,504
Net assets:
Beginning of period                                    167,402      114,898
                                                       -------     --------
End of period (including undistributed net
investment income (loss) of $(530),
$(642), $1,548, $2,490, $3,214, $5,172,
$519, and $497, respectively)                         $181,569     $167,402
                                                       -------     --------
Number of fund shares:
Sold                                                     3,335        7,124
Reinvested                                                 253          389
Redeemed                                                (2,823)      (3,854)
                                                       -------     --------
Net increase in shares outstanding                         765        3,659
Shares outstanding:
Beginning of period                                     13,148        9,489
                                                       -------     --------
End of period                                           13,913       13,148
                                                       -------     --------
See accompanying Notes to Financial Statements.

Financial Highlights



                                                     11/1/99- 11/1/98- 5/19/98-
                                                     4/30/00  10/31/99 10/31/98
Schwab MarketTrack All Equity Portfolio            (Unaudited)
-------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------
Net asset value at beginning of period                11.48     9.28     10.00
                                                      -------------------------
Income from investment operations:
Net investment income (loss)                           0.07     0.03     (0.01)
Net realized and unrealized gain
(loss) on investments                                  0.99     2.22     (0.71)
                                                      -------------------------
Total income (loss) from investment operations         1.06     2.25     (0.72)
                                                      -------------------------
Less distributions:
Dividends from net investment income                  (0.02)   (0.01)       --
Dividends in excess of net investment income          (0.03)   (0.04)       --
Distributions from capital gains                      (0.10)      --        --
                                                      -------------------------
Total distributions                                   (0.15)   (0.05)       --
                                                      -------------------------
Net asset value at end of period                      12.39    11.48      9.28
                                                      -------------------------
Total return (%)                                       9.28(1) 24.34     (7.20)(1)

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratio of net operating expenses to
average net assets                                    0.60(2,3)  0.54   0.39(2)
Expense reductions reflected in above ratio           0.29(2)    0.43   0.74(2)
Ratio of net investment income to average net assets  0.88(2)    0.13  (0.36)(2)
Portfolio turnover rate                                  3          6        2
Net assets, end of period ($ x 1,000)              329,119   202,884   117,409


1 Not annualized.
2 Annualized.
3 Would have been 0.61% if certain non-routine expenses had been included.

See accompanying Notes to Financial Statements.


                                                           11/1/99-    11/1/98-       11/1/97-      11/1/96-        11/20/95-
                                                           4/30/00     10/31/99       10/31/98      10/31/97        10/31/96
Schwab MarketTrack Growth Portfolio                      (Unaudited)
per-share data ($)
-------------------------------------------------------------------------------------------------------------------------------
Net asset valueat beginning of period                      16.37         13.96         13.59          11.30          10.00
                                                           --------------------------------------------------------------------
Income from investment operations:
Net investment income                                       0.14          0.18          0.16           0.17           0.19
Net realized and unrealized gain
on investments                                              1.14          2.48          0.99           2.32           1.13
                                                           --------------------------------------------------------------------
Total income from investment operations                     1.28          2.66          1.15           2.49           1.32
                                                           --------------------------------------------------------------------
Less distributions:
Dividends from net investment income                       (0.18)        (0.22)        (0.16)         (0.20)         (0.02)
Distributions from capital gains                           (0.13)        (0.03)        (0.62)            --             --
                                                           --------------------------------------------------------------------
Total distributions                                        (0.31)        (0.25)        (0.78)         (0.20)         (0.02)
                                                           --------------------------------------------------------------------
Net asset value at end of period                           17.34         16.37         13.96          13.59          11.30
                                                           --------------------------------------------------------------------
Total return (%)                                            7.83 (1)     19.24          8.85          22.33          13.24 (1)

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to average net assets       0.60 (2,3)      0.58          0.60           0.75           0.89 (2)
Expense reductions reflected in above ratio                 0.26 (2)        0.33          0.50           0.49           0.61 (2)
Ratio of net investment income to average net assets        1.68 (2)        1.21          1.34           1.58           2.03 (2)
Portfolio turnover rate                                        8             7            14            113             46
Net assets, end of period ($ x 1,000)                    527,987       427,659       275,628        167,700        105,954


1 Not annualized.
2 Annualized.
3 Would have been 0.61% if certain non-routine expenses had been included.


See accompanying Notes to Financial Statements.


                                                           11/1/99-    11/1/98-       11/1/97-      11/1/96-        11/20/95-
                                                           4/30/00     10/31/99       10/31/98      10/31/97        10/31/96
Schwab MarketTrack Balanced Portfolio                     (Unaudited)
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------------
Net asset valueat beginning of period                       14.85         13.39         12.82          11.05         10.00
                                                            -----------------------------------------------------------------
Income from investment operations:
Net investment income                                        0.20          0.29          0.25           0.22          0.25
Net realized and unrealized gain
on investments                                               0.73          1.57          0.86           1.78          0.83
                                                            -----------------------------------------------------------------
Total income from investment operations                      0.93          1.86          1.11           2.00          1.08
                                                            -----------------------------------------------------------------
Less distributions:
Dividends from net investment income                        (0.28)        (0.33)        (0.23)         (0.23)        (0.03)
Distributions  from capital gains                           (0.09)        (0.07)        (0.31)       --            --
                                                            -----------------------------------------------------------------
Total distributions                                         (0.37)        (0.40)        (0.54)         (0.23)        (0.03)
                                                            -----------------------------------------------------------------
Net asset value at end of period                            15.41         14.85         13.39          12.82         11.05
                                                            -----------------------------------------------------------------
Total return (%)                                             6.22(1)      14.18          9.02          18.43         10.82 (1)

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to average net assets        0.60 (2,3)      0.58          0.59           0.78           0.89 (2)
Expense reductions reflected in above ratio                  0.25 (2)        0.33          0.51           0.52           0.67 (2)
Ratio of net investment income to average net assets         2.67 (2)        2.25          2.33           2.48           2.79 (2)
Portfolio turnover rate                                        10               7            32            104             44
Net assets, end of period ($ x 1,000)                     462,402         403,271       263,904        151,418         80,980


1 Not annualized.
2 Annualized.
3 Would have been 0.61% if certain non-routine expenses had been included.


See accompanying Notes to Financial Statements.


                                                           11/1/99-    11/1/98-       11/1/97-      11/1/96-        11/20/95-
                                                           4/30/00     10/31/99       10/31/98      10/31/97        10/31/96
Schwab MarketTrack Conservative Portfolio                (Unaudited)
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------------
Net asset valueat beginning of period                       12.73         12.11         11.71         10.51         10.00
                                                            -----------------------------------------------------------------
Income from investment operations:
Net investment income                                        0.24          0.41          0.35          0.35          0.33
Net realized and unrealized gain on investments              0.35          0.68          0.64          1.21          0.48
                                                            -----------------------------------------------------------------
Total income from investment operations                      0.59          1.09          0.99          1.56          0.81
                                                            -----------------------------------------------------------------
Less distributions:
Dividends from net investment income                        (0.24)        (0.40)        (0.35)        (0.36)        (0.30)
Distributions from capital gains                            (0.03)        (0.07)        (0.24)      --            --
                                                            -----------------------------------------------------------------
Total distributions                                         (0.27)        (0.47)        (0.59)        (0.36)        (0.30)
                                                            -----------------------------------------------------------------
Net asset value at end of period                            13.05         12.73         12.11         11.71         10.51
                                                            -----------------------------------------------------------------
Total return (%)                                             4.58(1)       9.13          8.64         15.12          8.18 (1)

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to average net assets        0.60 (2,3)      0.57          0.58          0.81          0.89 (2)
Expense reductions reflected in above ratio                  0.24 (2)        0.35          0.64          0.84          1.16 (2)
Ratio of net investment income to average net assets         3.66 (2)        3.28          3.26          3.40          3.49 (2)
Portfolio turnover rate                                        10               8            58           104            64
Net assets, end of period ($ x 1,000)                     181,569         167,402       114,898        40,559        22,459


1 Not annualized.
2 Annualized.
3 Would have been 0.61% if certain non-routine expenses had been included.



See accompanying Notes to Financial Statements.

Notes to Financial Statements

For the six months ended April 30, 2000 (Unaudited)
(All currency amounts are in thousands unless otherwise noted.)

1. DESCRIPTION OF THE FUNDS
The Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio and Schwab MarketTrack Conservative Portfolio (the "funds") are series of Schwab Capital Trust (the "trust"), a no-load, open-end investment management company organized as a Massachusetts business trust on May 7, 1993 and registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In addition to the funds, the trust also offers the Schwab Total Stock Market Index Fund(TM), Schwab S&P 500 Fund, Schwab Small-Cap Index Fund(R), Schwab International Index Fund(R), Schwab Analytics Fund(R), Schwab MarketManager International Portfolio, Schwab MarketManager Growth Portfolio, Schwab MarketManager Balanced Portfolio, Schwab MarketManager Small Cap Portfolio, Institutional Select(TM) S&P 500 Fund, Institutional Select(TM) Large-Cap Value Index Fund and Institutional Select(TM) Small-Cap Value Index Fund. The assets of each series are segregated and accounted for separately.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION--Investments in securities traded on an exchange or in the over-the-counter market are valued at the last-quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Securities for which no quotations are readily available are valued at fair value as determined by the funds' investment adviser pursuant to guidelines adopted in good faith by the Board of Trustees. Investments in underlying funds are valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act, for a given day. Futures contracts, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term securities with 60 days or less to maturity are stated at amortized cost, which approximates market value.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAINS (LOSSES)--Security transactions are accounted for on a trade-date basis (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income (including accretion of discount) is recorded on accrual basis. Realized gains and losses from security transactions are determined on an identified cost basis.

FUTURES CONTRACTS -- The funds may invest in futures contracts. The funds are required to deposit with the broker an amount of cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." The "variation margin" represents the daily fluctuation in the value of the contract. When the contract is closed, the funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

The funds will invest in these instruments to participate in the return of an index. The use of futures contracts involves certain risks, which include (1) imperfect correlation between the price movement of the contracts and the underlying securities, or (2) inability to close out positions due to different trading hours, or the temporary absence of a liquid market, for either the contract or underlying securities. These risks may involve amounts exceeding the amount recognized in the funds' statement of operations at any given time. As of

April 30, 2000, the Schwab MarketTrack All Equity Portfolio had the following open S&P 500 Index futures contracts:


                  Number of         Contract                      Unrealized
                  Contracts           Value       Expiration     Depreciation
                  --------          --------      --------         --------
                     4               $1,460       06/16/00           $(63)

Eligible securities on deposit with broker available to cover margin requirements for open futures positions at April 30, 2000 were $80. The fund has segregated short-term investments with the custodian for the remaining portion of the contract value.

FOREIGN CURRENCY TRANSLATION--The accounting records of the funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the funds denominated in a foreign currency are translated into U.S. dollars at the exchange rates on April 30, 2000. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions.

EXPENSES--Expenses arising in connection with a fund are charged directly to that fund. Expenses common to all series of the trust are generally allocated to each series in proportion to their relative net assets.

FEDERAL INCOME TAXES--It is each fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each fund is considered a separate entity for tax purposes.

The aggregate unrealized appreciation and depreciation for securities held by the funds at April 30, 2000, which was substantially the same for financial reporting and federal income tax purposes, was as follows:

                                         Net Unrealized    Appreciated   Depreciated
Portfolio                                 Appreciation     Securities     Securities
                                            --------        --------      ---------
Schwab MarketTrack All Equity Portfolio     $ 39,595        $ 40,858     $  (1,263)
Schwab MarketTrack Growth Portfolio          114,815         123,668        (8,853)
Schwab MarketTrack Balanced Portfolio         75,359          85,949       (10,590)
Schwab MarketTrack Conservative Portfolio     15,283          21,122        (5,839)

RECLASSIFICATIONS -- Generally accepted accounting principles require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of April 30, 2000, there were no reclassifications.

3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT -- The trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "investment adviser"). For advisory services and facilities furnished, each fund pays an annual fee, payable monthly, of 0.54% of the first $500 million of average daily net assets and 0.49% of such net assets over $500 million. The investment adviser has reduced a portion of its fee for the six months ended April 30, 2000 (see Note 4).

Prior to February 28, 1999, each fund paid an annual fee, payable monthly, of 0.74% of the first $1 billion of average daily net assets, and 0.69% of the next $1 billion, and 0.64% of such net assets over $2 billion.

TRANSFER AGENCY AND SHAREHOLDER SERVICE AGREEMENTS -- The trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of each fund's average daily net assets for transfer agency services and 0.20% of such net assets for shareholder services.

OFFICERS AND TRUSTEES -- Certain officers and trustees of the trust are also officers and/or directors of the investment adviser and/or Schwab. For the period ended April 30, 2000, the trust made no direct payments to its officers or trustees who were "interested persons" within the meaning of the 1940 Act. The funds incurred fees aggregating $23 related to the trust's unaffiliated trustees.

OTHER AFFILIATED PARTIES AND TRANSACTIONS --Pursuant to an Exemptive Order issued by the SEC, the funds may invest in other SchwabFunds(R). As of April 30, 2000 the Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio and Schwab MarketTrack Conservative

Portfolio owned 8.1%, 8.5%, 5.5%, 1.4% respectively of the outstanding shares of the Schwab International Index Fund(R); 1.8%, 1.1%, 0.7%, 0.2%, respectively of the outstanding shares of the Schwab S&P 500 Fund(R); 0.0%, 13.3%, 27.7%, 17.1%, respectively of the outstanding shares of the Schwab Total Bond Market Index Fund(TM); 6.4%, 8.3%, 5.4%, 1.4%, respectively of the outstanding shares of the Schwab Small-Cap Index Fund(R) and 0.0%, 0.1%, 0.1%, 0.0%, respectively of the outstanding shares of the Schwab Value Advantage Money Fund.

As of April 30, 2000, the Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio and Schwab MarketTrack Conservative Portfolio held common stock of the Charles Schwab Corp., an affiliated issuer, with a current value of $358, $243 and $58, respectively.

4. EXPENSES REDUCED AND ABSORBED BY THE INVESTMENT ADVISER AND SCHWAB

The investment adviser and Schwab guarantee that, through at least February 28, 2001, each fund's total operating expenses, including the expenses indirectly incurred through investment in underlying SchwabFunds(R), will not exceed 0.60% of the fund's average daily net assets, after waivers and reimbursements. For purposes of this guarantee, operating expenses do not include interest, taxes and certain non-routine expenses. The operating expense ratio for the six months ended April 30, 2000 did include non-routine expenses.

For the six months ended April 30, 2000, the total of such fees and expenses reduced by the investment adviser were $383, $632, $560, and $218, respectively for the Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio and Schwab MarketTrack Conservative Portfolio.

5. BORROWING AGREEMENTS

The trusts have both committed and uncommitted lines of credit arrangements with PNCBank N.A., Bank of America NT & SA and The Bank of New York, whereby the trusts may borrow on behalf of the funds, as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes. The trusts may borrow in an aggregate amount of up to $150 million from PNC Bank N.A., $133 million from Bank of America NT &SA and $183 million from The Bank of New York. Amounts borrowed under these arrangements bear interest at periodically negotiated rates. The funds also pay annual fees for the unused balance of the committed line of credit. During the reporting period, the funds only borrowed against the uncommitted lines of credit. As of April 30, 2000, there were no borrowings outstanding.

6. INVESTMENT TRANSACTIONS

Purchases, sales and maturities of investment securities, other than short-term obligations and U.S. Government securities, for the six months ended April 30, 2000, were as follows:


                                                          Proceeds of Sales
Portfolio                                   Purchases       and Maturities
---------                                    --------          -------
Schwab MarketTrack All Equity Portfolio     $115,983           $6,660
Schwab MarketTrack Growth Portfolio          100,652           36,506
Schwab MarketTrack Balanced Portfolio         78,008           42,053
Schwab MarketTrack Conservative Portfolio     23,921           16,198


THE SCHWABFUNDS FAMILY-REGISTERED TRADEMARK-

The SchwabFunds Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.-Registered Trademark-

This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS
The information below outlines how Schwab brokerage account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

PHONE
Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

INTERNET
www.schwab.com/schwabfunds

MAIL
Write to SchwabFunds at:
P. O. Box 7575, San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

IN PERSON
Visit the nearest Charles Schwab office.

SCHWAB ASSET ALLOCATION FUNDS
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Schwab MarketManager Growth Portfolio
Schwab MarketManager Balanced Portfolio

SCHWAB STOCK FUNDS
Schwab S&P 500-Registered Trademark- Fund
Schwab 1000 Fund-Registered Trademark-
Schwab Total Stock Market Index Fund-TM-
Schwab Analytics Fund-Registered Trademark-
Schwab Small-Cap Index Fund-Registered Trademark-
Schwab MarketManager Small Cap Portfolio
Schwab International Index Fund-Registered Trademark-
Schwab MarketManager International Portfolio

SCHWAB BOND FUNDS
Schwab YieldPlus Fund-TM-
Schwab Total Bond Market Index Fund
Schwab Short-Term Bond Market Index Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate
  Tax-Free Bond Fund

SCHWAB MONEY MARKET FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity.(1) Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments.-Registered Trademark-

(1) Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

   [LOGO]

  INVESTMENT ADVISER
  Charles Schwab Investment Management, Inc.
  101 Montgomery Street, San Francisco, CA 94104

  DISTRIBUTOR
  Charles Schwab & Co., Inc.
  P.O. Box 7575, San Francisco, CA 94120-7575

  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

  -C- 2000 Charles Schwab & Co., Inc. All rights reserved.
  Member SIPC/NYSE.

  Printed on recycled paper. MKT3559-2 (6/00)

                    SCHWABFUNDS-REGISTERED TRADEMARK-




         SCHWAB
         ANALYTICS
         FUND-REGISTERED TRADEMARK-


                           SEMIANNUAL REPORT
                                  AND
                     AN IMPORTANT NOTICE REGARDING
                        DELIVERY OF SHAREHOLDER
                               DOCUMENTS



April 30, 2000

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

Mailings of your SchwabFunds shareholder documents may be householded indefinitely unless you instruct us otherwise.

ADDITIONAL COPIES OF SHAREHOLDER DOCUMENTS

ALL SCHWABFUNDS PROSPECTUSES AND SHAREHOLDER REPORTS ARE AVAILABLE FREE OF CHARGE AND MAY BE REQUESTED AT ANY TIME BY CALLING SCHWAB AS INDICATED BELOW. SCHWABFUNDS PROSPECTUSES ARE ALSO AVAILABLE ON OUR WEB SITE AT WWW.SCHWAB.COM.

If you would prefer that your SchwabFunds mailings not be householded, please contact:

- SCHWAB SIGNATURE SERVICES-TM- CLIENTS: Schwab Signature Services.

- INVESTMENT MANAGER CLIENTS: Schwab at 1-800-515-2157, or your investment manager.

- ALL OTHER CLIENTS: Schwab at 1-800-435-4000.

Your instructions that householding not apply to your accounts holding SchwabFunds will be effective within 30 days of receipt by Schwab.

                    SCHWABFUNDS-REGISTERED TRADEMARK-




         SCHWAB
         ANALYTICS
         FUND-REGISTERED TRADEMARK-


         Semiannual Report
         April 30, 2000

SCHWAB ANALYTICS FUND-REGISTERED TRADEMARK-

We are pleased to bring you this semiannual report for the Schwab Analytics Fund (the fund) for the six-month period ended April 30, 2000.

The fund seeks to achieve long-term capital growth. To meet its objective, the fund uses quantitative techniques, proprietary software models and real-time databases to systematically select stocks that exhibit a combination of attributes that historically have been associated with aggregate total returns greater than that of the S&P 500-Registered Trademark- Index (the Index) over the long term. The fund also intends to maintain broad industry diversification similar to that of the Index. By doing so, the fund seeks to outperform the Index over the long term without significantly increasing the risk to the investor.

FUND LISTINGS

The fund is listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY and most local newspapers as ANALYTIC under the heading
SCHWABFUNDS-Registered Trademark-. Its computer quotation symbol is SWANX.

CONTENTS

---------------------------------------------
A Message from the Chairman                 1
---------------------------------------------
What Every Investor Should Know             2
---------------------------------------------
Market Overview                             4
---------------------------------------------
Schwab Analytics Fund
  FUND PERFORMANCE                          8
  PORTFOLIO SNAPSHOT                       10
---------------------------------------------
Portfolio Management                       12
---------------------------------------------
Fund Discussion                            13
---------------------------------------------
Glossary                                   15
---------------------------------------------
Financial Statements and Notes             17
---------------------------------------------

A MESSAGE FROM THE CHAIRMAN

[PHOTO]
Dear Shareholder,

During the last few years, the benefits of investing have been readily apparent, while the risks have been somewhat less obvious. In recent months, however, investors have been subject to larger swings in the market, even within the span of a single day.

Given this divergent environment, the message is clear: Expect volatility, maintain a long-term view and ensure your investment strategy is appropriate for your risk tolerance and time horizon. One way to lessen the impact of volatility on your portfolio is to adequately diversify your investments, both within and across asset sectors, namely cash equivalents, bonds and stocks. With its broad range of funds, SchwabFunds-Registered Trademark- can help form the foundation of a diversified investment plan. Our asset allocation funds can even provide diversification within a single fund.

We recently added four new sector funds, the Schwab Focus Funds, to our SchwabFunds offering. Each invests in a group of industries within a specific sector--Communications, Financial Services, Healthcare and Technology--and can be an effective complement to individual stock investing. Each Focus Fund concentrates its investing in companies in a specific sector and may involve a greater degree of risk than an investment in mutual funds with greater diversification. For more information on the Schwab Focus Funds, please call 1-800-435-4000 and request a prospectus. The prospectus contains more information on fund fees and expenses as well as risks. Please read it carefully before investing.

As a leader in online brokerage, we recognize the value of the web as a means of communicating timely, relevant information to investors. Regular updates on all the SchwabFunds, including performance data, are available on our Web site at WWW.SCHWAB.COM/SCHWABFUNDS. We encourage you to take advantage of this valuable resource.

Thank you for your investment in SchwabFunds. For its part, SchwabFunds will do everything we can to warrant the trust you have placed in us.

Sincerely,

/s/ Charles R. Schwab
Charles R. Schwab
April 30, 2000

WHAT EVERY INVESTOR SHOULD KNOW

WHY ASSET ALLOCATION MATTERS

As most investors know, one of the most compelling reasons to invest in a mutual fund is diversification. By allocating your assets across many different securities, a fund can help reduce the risk that you might otherwise encounter by owning just a few stocks or bonds.

But remember that diversification ACROSS asset classes can be just as important as diversification WITHIN one of the mutual funds you own. As you probably know, stocks historically have offered much higher returns over the long term than bonds, cash or other asset classes, but those returns have come at the price of higher volatility. To help mitigate some of that risk, many investors often include at least some bonds and cash in their portfolios. They also diversify their exposure across different stock market segments--such as large-cap and small-cap U.S. stocks and international stocks, which tend not to move in tandem. In short, allocating assets across market segments may help reduce your overall portfolio risk.

REGULAR INVESTING STRATEGIES

Another way to help dampen the effects of short-term market volatility is to invest the same amount of money on a regular basis. With this investment strategy, known as DOLLAR-COST AVERAGING, you automatically buy more shares when stock or bond prices are low and fewer when they're high.*

A hypothetical example can help illustrate this concept. Let's say you invest $400 on a monthly basis in a single mutual fund, as shown below. Because of fluctuating prices, your per share purchase price varies monthly. A simple average of your five purchase prices would yield $8.20 per share; however, your AVERAGE COST BASIS (your total investment divided by the number of shares actually purchased) would be significantly lower--by more than $0.50 per share. The net result in this example is that your average cost per share is reduced and you'd have purchased more shares than you would have had you paid the average share price over the five-month period.

                                                No. of
                         Fixed       Share      Shares
                       Investment    Price     Purchased
--------------------------------------------------------
Month 1                    $400       $10           40
--------------------------------------------------------
Month 2                    $400        $8           50
--------------------------------------------------------
Month 3                    $400        $5           80
--------------------------------------------------------
Month 4                    $400        $8           50
--------------------------------------------------------
Month 5                    $400       $10           40
--------------------------------------------------------
Totals                   $2,000       $41          260
--------------------------------------------------------

AVERAGE SHARE PRICE ($41 DIVIDED BY 5
periods):                                        $8.20
YOUR AVERAGE COST BASIS
  ($2,000  DIVIDED BY 260 shares)                $7.69
PER-SHARE ADVANTAGE:                             $0.51

This example is for illustrative purposes only and is not intended to predict or guarantee the performance of any particular fund available through Schwab.

(Of course, in this example, hindsight shows you that your best move would have been to invest your entire $2,000 in Month 3, when the share price was at a low of $5--but it's unlikely that you would have been able to predict that.)

* Regular investing strategies such as dollar-cost averaging do not assure a profit or protect against a loss in declining markets. Since such a strategy involves continuous investment, investors should consider their ability to continue purchases through periods of low price levels.
2

  SCHWAB'S 10 INVESTING PRINCIPLES

   1. START WITH THE BASICS FOR LONG-TERM INVESTING.

   2. GET STARTED NOW!

   3. KNOW YOURSELF.

   4. INVEST IN THE STOCK MARKET FOR GROWTH.

   5. TAKE A LONG-TERM VIEW.

   6. BUILD A DIVERSIFIED PORTFOLIO.

   7. CONSIDER BONDS AND CASH FOR DIVERSIFICATION AND INCOME.

   8. MINIMIZE YOUR EXPENSES.

   9. STAY ON TRACK.

  10. BECOME A LIFELONG INVESTOR.

In addition to reducing your per-share costs over time, dollar-cost averaging provides another benefit: the discipline of investing regularly. You're more likely to maintain a regular investment plan if it's automatic: You don't have to think about it, and you minimize any propensity to skip an investment in favor of some other expenditure. To encourage this discipline, Schwab offers you two convenient, no cost ways to begin or maintain a program of regular investing:

Schwab's AUTOMATIC INVESTMENT PLAN (AIP) allows you to automatically purchase--on a regular basis--additional shares in mutual funds that you already own. You can choose to invest as little as $100--twice a month, monthly or quarterly.(1)

With Schwab MoneyLink-Registered Trademark- electronic funds transfer service, you can easily request fund transfers between your Schwab account and your accounts at other financial institutions. You can schedule automatically recurring transfers for easy long-term savings. Or request a transfer via the Web, by automated touch-tone phone, or through a Schwab representative anytime, day or night.

Please be aware that these programs and dollar-cost averaging in general do not ensure a profit or protect against a loss, and investors should know that markets fall as well as rise. Because dollar-cost averaging involves continuous investment in securities regardless of fluctuating prices, you should consider your financial ability to purchase in both up and down markets. Over the long term, however, dollar-cost averaging may help to smooth out volatility caused by shortterm market trends. For more information on the Automatic Investment Plan or MoneyLink, please call us at 1-800-435-4000.

WE MAKE IT EASY TO INVEST

We try to make it easy and convenient for you to invest in SchwabFunds-Registered Trademark-. In addition to our automated methods that allow you to invest or transfer money to your Schwab account on a regular basis, you can also invest through our Web site at WWW.SCHWAB.COM/SCHWABFUNDS; through our automated touch-tone telephone service, TeleBroker-Registered Trademark-, by calling 1-800-272-4922; or in person at any of our nationwide branches.

KEEPING YOU INFORMED

You can find a wealth of information about our investment philosophy and funds, as well as updated fund performance data at our Web site:
WWW.SCHWAB.COM/SCHWABFUNDS.

(1) Includes uninvested cash and margin cash available. If sufficient cash is not available, your automatic purchases will not be made.

MARKET OVERVIEW

U.S. ECONOMIC GROWTH

April 2000 marked the beginning of the tenth year of the current expansion, making it the longest in U.S. history. Gross Domestic Product (GDP) grew at a real (inflation adjusted) rate of 4.6% during 1999--the fourth consecutive year at 4% or more and 5.4% during the first quarter of 2000. This rate is considered by most economists and the Federal Reserve (Fed) to be in excess of what the economy can absorb without experiencing inflationary pressures, perhaps 3.5% to 4.0%. High levels of consumer spending fueled by rising incomes, personal wealth and consumer confidence, as well as strong business capital investment and a healthy housing sector, have been the principal factors driving this lengthy expansion.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

REAL GDP GROWTH RATE
Quarterly Percentage Change (Annualized Rate)

Q1 1990   5.0%
Q2 1990   1.0%
Q3 1990  -0.6%
Q4 1990  -3.0%
Q1 1991  -1.7%
Q2 1991   2.6%
Q3 1991   1.3%
Q4 1991   2.5%
Q1 1992   4.3%
Q2 1992   4.0%
Q3 1992   3.1%
Q4 1992   5.2%
Q1 1993  -0.7%
Q2 1993   2.1%
Q3 1993   1.5%
Q4 1993   6.0%
Q1 1994   3.6%
Q2 1994   5.7%
Q3 1994   2.2%
Q4 1994   5.1%
Q1 1995   1.5%
Q2 1995   0.8%
Q3 1995   3.2%
Q4 1995   3.3%
Q1 1996   2.9%
Q2 1996   6.9%
Q3 1996   2.2%
Q4 1996   4.9%
Q1 1997   4.9%
Q2 1997   5.1%
Q3 1997   4.0%
Q4 1997   3.1%
Q1 1998   6.7%
Q2 1998   2.1%
Q3 1998   3.8%
Q4 1998   5.9%
Q1 1999   3.7%
Q2 1999   1.9%
Q3 1999   5.7%
Q4 1999   7.3%
Q1 2000   5.4%

Source: BLOOMBERG L.P.

Looking ahead, the availability of increasingly scarce labor resources and the domestic consumers' response to continued stock market volatility may be key determinants of whether the economy continues on its current course or softens throughout 2000. The Fed has raised the federal funds rate by 1.75% since June 1999 in an as yet unsuccessful effort to moderate the economy's rapid growth rate. The consensus of most economists is that the U.S. economy appears poised for continued strong growth and additional intervention by the Fed (increases in the federal funds rate) until the growth rate of the economy slows to a more sustainable level.

UNEMPLOYMENT

The unemployment rate dropped to 3.9% in April 2000, a three-decade low. Employment growth continues to outstrip population growth. Reflecting a shrinking pool of available workers, labor markets continue to be extremely tight in many areas of the country and there has been some regional evidence of labor shortages driving up wages. The labor force participation rate, which measures the employment population as a percent of the total population, is at a post-war high. Growth in the labor force has slowed, and the Fed has expressed its concern that strong demand and tight labor markets may continue to put pressure on manufacturers and service providers to raise prices.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. UNEMPLOYMENT RATE

Jan-90  5.4%
Feb-90  5.3%
Mar-90  5.2%
Apr-90  5.4%
May-90  5.4%
Jun-90  5.2%
Jul-90  5.5%
Aug-90  5.7%
Sep-90  5.9%
Oct-90  5.9%
Nov-90  6.2%
Dec-90  6.3%
Jan-91  6.4%
Feb-91  6.6%
Mar-91  6.8%
Apr-91  6.7%
May-91  6.9%
Jun-91  6.9%
Jul-91  6.8%
Aug-91  6.9%
Sep-91  6.9%
Oct-91  7.0%
Nov-91  7.0%
Dec-91  7.3%
Jan-92  7.3%
Feb-92  7.4%
Mar-92  7.4%
Apr-92  7.4%
May-92  7.6%
Jun-92  7.8%
Jul-92  7.7%
Aug-92  7.6%
Sep-92  7.6%
Oct-92  7.3%
Nov-92  7.4%
Dec-92  7.4%
Jan-93  7.3%
Feb-93  7.1%
Mar-93  7.0%
Apr-93  7.1%
May-93  7.1%
Jun-93  7.0%
Jul-93  6.9%
Aug-93  6.8%
Sep-93  6.7%
Oct-93  6.8%
Nov-93  6.6%
Dec-93  6.5%
Jan-94  6.8%
Feb-94  6.6%
Mar-94  6.5%
Apr-94  6.4%
May-94  6.1%
Jun-94  6.1%
Jul-94  6.3%
Aug-94  6.0%
Sep-94  5.8%
Oct-94  5.8%
Nov-94  5.6%
Dec-94  5.5%
Jan-95  5.6%
Feb-95  5.4%
Mar-95  5.3%
Apr-95  5.8%
May-95  5.8%
Jun-95  5.6%
Jul-95  5.6%
Aug-95  5.7%
Sep-95  5.6%
Oct-95  5.5%
Nov-95  5.7%
Dec-95  5.6%
Jan-96  5.6%
Feb-96  5.5%
Mar-96  5.6%
Apr-96  5.5%
May-96  5.6%
Jun-96  5.3%
Jul-96  5.5%
Aug-96  5.1%
Sep-96  5.2%
Oct-96  5.2%
Nov-96  5.3%
Dec-96  5.4%
Jan-97  5.3%
Feb-97  5.3%
Mar-97  5.1%
Apr-97  5.0%
May-97  4.7%
Jun-97  5.0%
Jul-97  4.7%
Aug-97  4.9%
Sep-97  4.7%
Oct-97  4.7%
Nov-97  4.6%
Dec-97  4.7%
Jan-98  4.5%
Feb-98  4.6%
Mar-98  4.6%
Apr-98  4.3%
May-98  4.3%
Jun-98  4.5%
Jul-98  4.5%
Aug-98  4.5%
Sep-98  4.5%
Oct-98  4.5%
Nov-98  4.4%
Dec-98  4.3%
Jan-99  4.3%
Feb-99  4.4%
Mar-99  4.2%
Apr-99  4.3%
May-99  4.2%
Jun-99  4.3%
Jul-99  4.3%
Aug-99  4.2%
Sep-99  4.2%
Oct-99  4.1%
Nov-99  4.1%
Dec-99  4.1%
Jan-00  4.0%
Feb-00  4.1%
Mar-00  4.1%
Apr-00  3.9%

Source: BLOOMBERG L.P.

INFLATION

Virtually all measures of price inflation exhibited upward trends during the reporting period. The Consumer Price Index (CPI) rose 3.0% for the year ended April 30, 2000. Its core rate (which excludes the more volatile food and energy components) was up 2.2%. The Personal Consumption Expenditures Index, a measure of inflation closely watched by the Fed, rose 2.3% for the same period. The GDP price deflator, the broadest measure of inflation, indicated prices rising at an annual rate of 3.2% during the first quarter of 2000.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MEASURES OF INFLATION

        CONSUMER PRICE INDEX  EMPLOYMENT COST-INDEX
          12-MONTH CHANGE        12-MONTH CHANGE
             (MONTHLY)             (QUARTERLY)
Jan-90                  5.2%                   5.5%
Feb-90                  5.3%                   5.5%
Mar-90                  5.2%                   5.5%
Apr-90                  4.7%                   5.4%
May-90                  4.4%                   5.4%
Jun-90                  4.7%                   5.4%
Jul-90                  4.8%                   5.2%
Aug-90                  5.6%                   5.2%
Sep-90                  6.2%                   5.2%
Oct-90                  6.3%                   4.9%
Nov-90                  6.3%                   4.9%
Dec-90                  6.1%                   4.9%
Jan-91                  5.7%                   4.6%
Feb-91                  5.3%                   4.6%
Mar-91                  4.9%                   4.6%
Apr-91                  4.9%                   4.6%
May-91                  5.0%                   4.6%
Jun-91                  4.7%                   4.6%
Jul-91                  4.4%                   4.3%
Aug-91                  3.8%                   4.3%
Sep-91                  3.4%                   4.3%
Oct-91                  2.9%                   4.3%
Nov-91                  3.0%                   4.3%
Dec-91                  3.1%                   4.3%
Jan-92                  2.6%                   4.0%
Feb-92                  2.8%                   4.0%
Mar-92                  3.2%                   4.0%
Apr-92                  3.2%                   3.6%
May-92                  3.0%                   3.6%
Jun-92                  3.1%                   3.6%
Jul-92                  3.2%                   3.5%
Aug-92                  3.1%                   3.5%
Sep-92                  3.0%                   3.5%
Oct-92                  3.2%                   3.5%
Nov-92                  3.0%                   3.5%
Dec-92                  2.9%                   3.5%
Jan-93                  3.3%                   3.5%
Feb-93                  3.2%                   3.5%
Mar-93                  3.1%                   3.5%
Apr-93                  3.2%                   3.6%
May-93                  3.2%                   3.6%
Jun-93                  3.0%                   3.6%
Jul-93                  2.8%                   3.6%
Aug-93                  2.8%                   3.6%
Sep-93                  2.7%                   3.6%
Oct-93                  2.8%                   3.5%
Nov-93                  2.7%                   3.5%
Dec-93                  2.7%                   3.5%
Jan-94                  2.5%                   3.2%
Feb-94                  2.5%                   3.2%
Mar-94                  2.5%                   3.2%
Apr-94                  2.4%                   3.2%
May-94                  2.3%                   3.2%
Jun-94                  2.5%                   3.2%
Jul-94                  2.8%                   3.2%
Aug-94                  2.9%                   3.2%
Sep-94                  3.0%                   3.2%
Oct-94                  2.6%                   3.0%
Nov-94                  2.7%                   3.0%
Dec-94                  2.7%                   3.0%
Jan-95                  2.8%                   2.9%
Feb-95                  2.9%                   2.9%
Mar-95                  2.9%                   2.9%
Apr-95                  3.1%                   2.9%
May-95                  3.2%                   2.9%
Jun-95                  3.0%                   2.9%
Jul-95                  2.8%                   2.7%
Aug-95                  2.6%                   2.7%
Sep-95                  2.5%                   2.7%
Oct-95                  2.8%                   2.7%
Nov-95                  2.6%                   2.7%
Dec-95                  2.5%                   2.7%
Jan-96                  2.7%                   2.8%
Feb-96                  2.7%                   2.8%
Mar-96                  2.8%                   2.8%
Apr-96                  2.9%                   2.9%
May-96                  2.9%                   2.9%
Jun-96                  2.8%                   2.9%
Jul-96                  3.0%                   2.8%
Aug-96                  2.9%                   2.8%
Sep-96                  3.0%                   2.8%
Oct-96                  3.0%                   2.9%
Nov-96                  3.3%                   2.9%
Dec-96                  3.3%                   2.9%
Jan-97                  3.0%                   2.9%
Feb-97                  3.0%                   2.9%
Mar-97                  2.8%                   2.9%
Apr-97                  2.5%                   2.8%
May-97                  2.2%                   2.8%
Jun-97                  2.3%                   2.8%
Jul-97                  2.2%                   3.0%
Aug-97                  2.2%                   3.0%
Sep-97                  2.2%                   3.0%
Oct-97                  2.1%                   3.3%
Nov-97                  1.8%                   3.3%
Dec-97                  1.7%                   3.3%
Jan-98                  1.6%                   3.3%
Feb-98                  1.4%                   3.3%
Mar-98                  1.4%                   3.3%
Apr-98                  1.4%                   3.5%
May-98                  1.7%                   3.5%
Jun-98                  1.7%                   3.5%
Jul-98                  1.7%                   3.7%
Aug-98                  1.6%                   3.7%
Sep-98                  1.5%                   3.7%
Oct-98                  1.5%                   3.4%
Nov-98                  1.5%                   3.4%
Dec-98                  1.6%                   3.4%
Jan-99                  1.7%                   3.0%
Feb-99                  1.6%                   3.0%
Mar-99                  1.7%                   3.0%
Apr-99                  2.3%                   3.2%
May-99                  2.1%                   3.2%
Jun-99                  2.0%                   3.2%
Jul-99                  2.1%                   3.1%
Aug-99                  2.3%                   3.1%
Sep-99                  2.6%                   3.1%
Oct-99                  2.6%                   3.4%
Nov-99                  2.6%                   3.4%
Dec-99                  2.7%                   3.4%
Jan-00                  2.7%                   4.3%
Feb-00                  3.2%                   4.3%
Mar-00                  3.7%                   4.3%
Apr-00                  3.0%

Source: BLOOMBERG L.P.

Wage inflation also exhibited a marked upward trend during the reporting period. The Employment Cost Index, a measurement of the cost to employ workers, including both wages and benefits, rose 4.3% for the year ended March 31, 2000.

Although these rates of price and employment cost inflation may not be alarmingly high by historical standards, the Fed has demonstrated its resolve to keep inflation at bay through its communications and its actions (six federal funds rate increases since June 1999). In particular, the Fed has expressed concern that if labor markets continue to tighten, increases in wages will outpace productivity growth and place additional upward pressure on prices. In such an environment, productivity growth becomes particularly critical, as it enables companies to pay higher wages without raising prices. Non-farm productivity grew 3.0% in 1999 and at a 2.4% annualized rate in the first quarter of 2000--strong gains to be sure, but likely not strong enough to offset recent increases in employment costs.

ASSET CLASS PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ASSET CLASS % RETURNS DURING REPORTING PERIOD

           LEHMAN AGGREGATE  MSCI-EAFE    RUSSELL 2000    S&P 500
              BOND INDEX     (ND) INDEX  SMALL-CAP INDEX   INDEX
Nov/5/99              0.61%       0.49%            3.23%    0.54%
Nov/12/99             0.73%       2.02%            4.95%    2.44%
Nov/19/99             0.32%       3.91%            7.62%    4.35%
Nov/26/99             0.11%       5.22%            7.08%    3.95%
Dec/3/99              0.15%       5.26%            8.43%    5.22%
Dec/10/99             0.78%       6.67%            8.94%    4.10%
Dec/17/99            -0.30%       6.78%            8.89%    4.39%
Dec/24/99            -0.61%      10.69%           12.68%    7.13%
Dec/31/99            -0.51%      12.55%           17.96%    8.04%
Jan/7/00             -0.57%       7.42%           14.15%    6.00%
Jan/14/00            -1.03%      10.06%           18.67%    7.74%
Jan/21/00            -1.19%       7.61%           24.83%    5.99%
Jan/28/00            -0.52%       7.11%           18.01%    0.02%
Feb/4/00             -0.39%       9.34%           22.92%    4.81%
Feb/11/00            -0.68%       9.96%           25.68%    2.07%
Feb/18/00            -0.15%       8.31%           27.70%   -0.95%
Feb/25/00             0.50%       9.16%           30.29%   -1.89%
Mar/3/00              0.68%      11.46%           40.04%    3.81%
Mar/10/00             0.48%      11.44%           41.37%    2.77%
Mar/17/00             1.18%      10.11%           34.58%    7.88%
Mar/24/00             1.05%      12.27%           34.49%   12.51%
Mar/31/00             1.68%      12.10%           26.32%   10.49%
Apr/7/00              2.49%      10.97%           27.26%   11.80%
Apr/14/00             2.42%       7.09%            6.40%    0.02%
Apr/21/00             2.33%       6.21%           12.97%    5.77%
Apr/28/00             1.38%       6.10%           18.72%    7.17%

Compiled by CHARLES SCHWAB & CO., INC.

As shown on the chart above, equity valuations, especially of the small-cap and technology stocks, exhibited extreme volatility during the reporting period. The price/earnings (P/E) ratio for the

NASDAQ 100 Index fell by 33% in just 14 trading days during March and April. Remarkably, it remained at levels above 100 even after its precipitous decline.

Reversing a five-year period of relative under performance, small-cap stocks outperformed both large-cap stocks and international stocks for the six-month reporting period ended 4/30/00. Small-cap stocks as represented by the Russell 2000-Registered Trademark- Index achieved a total return of 18.7%. Large-cap stocks, as represented by the S&P 500-Registered Trademark- Index, returned 7.2%.

Dampened by relatively weak foreign currencies, International stocks, as represented by the Morgan Stanley Capital International Europe, Australia, Far East (MSCI-EAFE)-Registered Trademark- Index, achieved a return of 6.7% for the six-month reporting period ending 4/30/00. Reflecting the rise in intermediate-term interest rates, fixed income returns were generally weak for the period. Bond returns, as represented by the Lehman Brothers Aggregate Bond Index, were 1.4% for the six-month reporting period.

U.S. EQUITY VALUATION

The P/E ratio for the S&P 500-Registered Trademark- Index remained at very high levels during the reporting period and ended the period at a lofty 29.6 times earnings, slightly less than twice its long-term average. The P/E ratio, also known as a multiple, is the price of a stock divided by its earnings per share, and generally indicates how much investors are willing to pay for a company's earning potential. Based on other traditional market valuation measures such as the price-to-book value ratio or dividend yield, the U.S. stock market continues to remain at record or near record high valuation levels. Reflecting the extraordinary valuations of the technology sector, the P/E ratio (12 months trailing) for the NASDAQ 100 Index ended the period at 120.2, as compared to an average of 67 over the last five years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

S&P 500 PRICE EARNINGS RATIO

Jan-90  14.37
Feb-90  14.21
Mar-90  14.77
Apr-90  14.82
May-90  15.84
Jun-90  16.66
Jul-90  16.65
Aug-90  15.57
Sep-90  14.90
Oct-90  14.36
Nov-90  14.59
Dec-90  15.19
Jan-91  14.95
Feb-91  16.82
Mar-91  17.48
Apr-91  17.85
May-91  17.92
Jun-91  17.96
Jul-91  18.07
Aug-91  19.72
Sep-91  19.88
Oct-91  19.92
Nov-91  21.02
Dec-91  21.85
Jan-92  23.35
Feb-92  23.83
Mar-92  25.45
Apr-92  25.51
May-92  25.71
Jun-92  25.08
Jul-92  25.61
Aug-92  25.50
Sep-92  24.37
Oct-92  23.94
Nov-92  24.08
Dec-92  24.01
Jan-93  24.20
Feb-93  24.25
Mar-93  24.22
Apr-93  23.20
May-93  23.21
Jun-93  22.58
Jul-93  22.52
Aug-93  23.02
Sep-93  23.74
Oct-93  23.97
Nov-93  22.55
Dec-93  23.55
Jan-94  22.98
Feb-94  21.17
Mar-94  20.34
Apr-94  20.10
May-94  20.16
Jun-94  19.76
Jul-94  18.64
Aug-94  18.90
Sep-94  18.26
Oct-94  17.55
Nov-94  16.58
Dec-94  16.98
Jan-95  16.23
Feb-95  16.20
Mar-95  16.50
Apr-95  16.02
May-95  16.43
Jun-95  16.82
Jul-95  16.55
Aug-95  16.18
Sep-95  16.86
Oct-95  16.18
Nov-95  17.14
Dec-95  17.41
Jan-96  18.11
Feb-96  18.56
Mar-96  18.94
Apr-96  19.16
May-96  19.48
Jun-96  19.30
Jul-96  18.31
Aug-96  18.62
Sep-96  19.75
Oct-96  19.60
Nov-96  21.05
Dec-96  20.70
Jan-97  20.55
Feb-97  20.98
Mar-97  19.87
Apr-97  20.24
May-97  21.43
Jun-97  22.45
Jul-97  23.92
Aug-97  22.64
Sep-97  24.00
Oct-97  22.84
Nov-97  24.02
Dec-97  24.51
Jan-98  24.99
Feb-98  26.44
Mar-98  27.76
Apr-98  26.51
May-98  26.12
Jun-98  27.09
Jul-98  26.78
Aug-98  22.77
Sep-98  24.23
Oct-98  27.58
Nov-98  30.14
Dec-98  31.97
Jan-99  33.29
Feb-99  32.65
Mar-99  33.78
Apr-99  33.90
May-99  32.74
Jun-99  34.70
Jul-99  31.62
Aug-99  31.21
Sep-99  29.90
Oct-99  29.92
Nov-99  30.65
Dec-99  32.53
Jan-00  29.78
Feb-00  28.59
Mar-00  31.50
Apr-00  29.58

30-Year Average  15.8

Source: BLOOMBERG L.P.

TREASURY BOND YIELDS

Continuing a trend which began in October 1998, both long-term and intermediate-term rates continued to climb upward during the first three months of the reporting period. The primary driver of this upward trend was the continued strong growth of the domestic economy.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

10-YEAR AND 5-YEAR TREASURY BOND YIELDS

           TEN-YEAR TREASURY  FIVE-YEAR TREASURY
              BOND YIELD          NOTE YIELD
Oct/1/99               5.97%               5.86%
Oct/8/99               6.03%               5.95%
Oct/15/99              6.07%               5.97%
Oct/22/99              6.19%               6.10%
Oct/29/99              6.02%               5.95%
Nov/5/99               5.93%               5.86%
Nov/12/99              5.93%               5.86%
Nov/19/99              6.06%               5.99%
Nov/26/99              6.12%               6.05%
Dec/3/99               6.16%               6.07%
Dec/10/99              6.07%               5.98%
Dec/17/99              6.28%               6.19%
Dec/24/99              6.41%               6.31%
Dec/31/99              6.44%               6.34%
Jan/7/00               6.52%               6.41%
Jan/14/00              6.68%               6.58%
Jan/21/00              6.77%               6.63%
Jan/28/00              6.66%               6.66%
Feb/4/00               6.55%               6.65%
Feb/11/00              6.60%               6.70%
Feb/18/00              6.49%               6.68%
Feb/25/00              6.33%               6.47%
Mar/3/00               6.39%               6.59%
Mar/10/00              6.38%               6.60%
Mar/17/00              6.19%               6.45%
Mar/24/00              6.19%               6.50%
Mar/31/00              6.00%               6.31%
Apr/7/00               5.58%               6.18%
Apr/14/00              5.58%               6.11%
Apr/21/00              5.99%               6.24%
Apr/28/00              6.21%               6.54%

Source: BLOOMBERG L.P.

Treasury bond yields exhibited an unusual pattern during the second half of the reporting period. Typically the yield on ten-year treasury securities exceeds those on five-year securities to compensate investors for the additional interest rate risk associated with longer duration securities. As shown in the graph above, late in January, this normal relationship reversed, resulting in what is referred to as a negative yield curve. This situation is a result of the accumulating budget surpluses, which are allowing the federal government to downsize its debt. The Treasury Department announced that it plans to buy back $30 billion in debt in 2000 starting with longer dated maturities because those payments carry the steepest interest payment. The anticipated reduction in supply resulting from this buyback program, as well as scaled back issuance, increased the price of the longer-term securities and resulted in a reduction in yields.

INTERNATIONAL PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MSCI-EAFE-Registered Trademark- COUNTRY US$ RETURNS
For the Six-Month Period Ended 4/30/00

Belgium         -21.4%
Austria         -14.3%
Ireland         -10.4%
Switzerland      -6.0%
Norway           -5.6%
New Zealand      -1.1%
Australia        -0.8%
United Kingdom   -0.3%
Singapore         4.8%
Netherlands       5.1%
Portugal          6.0%
Italy             6.2%
Japan             7.8%
Denmark           8.2%
Spain             9.4%
Hong Kong        17.9%
France           21.0%
Germany          21.8%
Sweden           70.7%
Finland         117.5%

Source: DATASTREAM

The MSCI-EAFE Index gained 6.7% in U.S. dollar terms (excluding reinvested dividends) during the six-month reporting period. In local currency terms, it gained 15.6%, reflecting the relative weakness of most foreign currencies (compared to the dollar) during the period.

The strongest performing countries for the period were Finland, Sweden and Germany. Those countries with the largest negative returns were Belgium, Austria and Ireland.

SCHWAB ANALYTICS FUND-REGISTERED TRADEMARK-
FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/00

                                                                                                SINCE INCEPTION
                                                   SIX MONTHS(1)            ONE YEAR               (7/1/96)
---------------------------------------------------------------------------------------------------------------
SCHWAB ANALYTICS FUND(2)                               12.26%                20.13%                 27.12%
---------------------------------------------------------------------------------------------------------------
S&P 500-Registered Trademark- Index                     7.19%                10.13%                 24.27%
---------------------------------------------------------------------------------------------------------------
Average Large-Cap Fund(3)                              10.79%                12.86%                 20.92%
---------------------------------------------------------------------------------------------------------------

National Association of Securities Dealers, Inc. (NASD) regulations require that we report performance data as of the most recent calendar quarter -- in this case, the quarter ended 3/31/00. As of 3/31/00, the fund's six-month, one-year and since-inception average annual total returns were 26.93%, 31.36% and 29.31%, respectively.(2)

(1) Actual, not annualized, since period is less than one year.

(2) A portion of the fund's expenses was reduced during the reporting period. Without such reductions, the fund's average annual returns would have been lower.

(3) Based on data supplied by Morningstar, Inc. Average annual total returns for 2,297 large-cap funds, for the six-month, one-year and since-inception periods. These funds may or may not follow a strategy similar to that followed by the Schwab Analytics Fund.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          SCHWAB ANALYTICS FUND  S&P 500
07/01/96                $10,000  $10,000
07/31/96                 $9,690   $9,558
08/31/96                 $9,880   $9,760
09/30/96                $10,620  $10,308
10/31/96                $11,010  $10,593
11/30/96                $11,640  $11,393
12/31/96                $11,368  $11,168
01/31/97                $11,959  $11,865
02/28/97                $11,908  $11,958
03/31/97                $11,287  $11,468
04/30/97                $12,081  $12,152
05/31/97                $12,722  $12,890
06/30/97                $13,272  $13,468
07/31/97                $14,462  $14,539
08/31/97                $13,821  $13,724
09/30/97                $14,646  $14,475
10/31/97                $13,964  $13,992
11/30/97                $14,676  $14,640
12/31/97                $14,963  $14,891
01/31/98                $15,054  $15,057
02/28/98                $16,155  $16,142
03/31/98                $16,801  $16,969
04/30/98                $16,949  $17,140
05/31/98                $16,620  $16,845
06/30/98                $17,448  $17,529
07/31/98                $17,198  $17,343
08/31/98                $14,555  $14,839
09/30/98                $15,565  $15,790
10/31/98                $16,529  $17,074
11/30/98                $17,561  $18,109
12/31/98                $19,158  $19,152
01/31/99                $20,138  $19,952
02/28/99                $19,134  $19,332
03/31/99                $19,961  $20,105
04/30/99                $20,882  $20,883
05/31/99                $20,493  $20,390
06/30/99                $21,910  $21,522
07/31/99                $21,189  $20,850
08/31/99                $21,154  $20,746
09/30/99                $20,658  $20,177
10/31/99                $22,347  $21,455
11/30/99                $22,808  $21,891
12/31/99                $24,474  $23,180
01/31/00                $23,416  $22,017
02/29/00                $24,296  $21,600
03/31/00                $26,222  $23,713
04/30/00                $25,087  $22,999

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab Analytics Fund-Registered Trademark-, made at its inception, with similar investments in the S&P 500-Registered Trademark- Index.

THIS INFORMATION IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the fund. Investors cannot invest in an index directly.

ASSETS

----------------------------------------------------------------------
Total net assets as of 10/31/99 (000s)                        $288,655
----------------------------------------------------------------------
Total net assets as of 4/30/00 (000s)                         $375,091
----------------------------------------------------------------------
Percentage growth from 10/31/99 to 4/30/00                       29.9%
----------------------------------------------------------------------

SCHWAB ANALYTICS FUND-REGISTERED TRADEMARK-
PORTFOLIO SNAPSHOT

Schwab Analytics Fund (the fund) invests primarily in the common stocks of large- and mid-cap publicly traded U.S. companies. The fund will typically invest in the stocks of at least 50 issuers, and intends to maintain industry diversification similar to that of the S&P 500-Registered Trademark- Index. The information below and on the following page provides a snapshot of the fund's portfolio characteristics as of 4/30/00 and is not indicative of its composition after that date. The terms used below are defined on page 15. A complete list of the securities in the fund's portfolio as of 4/30/00 is provided in the Schedule of Investments later in this report.

FUND FACTS

                                                         SCHWAB ANALYTICS FUND                   PEER GROUP AVERAGE+
---------------------------------------------------------------------------------------------------------------------------
Number of Issues                                                     99                                    138
---------------------------------------------------------------------------------------------------------------------------
Median Market Cap ($ Mil)                                       $66,757+                               $58,904
---------------------------------------------------------------------------------------------------------------------------
Price/Earnings (P/E) Ratio                                         35.9+                                  35.4
---------------------------------------------------------------------------------------------------------------------------
Price/Book (P/B) Ratio                                             10.8+                                   9.5
---------------------------------------------------------------------------------------------------------------------------
12-Month Yield                                                     0.21%+                                 0.45%
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                              51%                                    75%
---------------------------------------------------------------------------------------------------------------------------
Three-Year Beta                                                    1.02+                                  0.94
---------------------------------------------------------------------------------------------------------------------------
Expense Ratio                                                      0.75%*                                 1.34%
---------------------------------------------------------------------------------------------------------------------------

 * Reflects a voluntary reduction by Charles Schwab Investment Management, Inc. (the investment adviser) and Schwab, which is guaranteed through at least 2/28/01 (excluding interest, taxes and certain non-routine expenses).

+ Source: Morningstar. This information is as of 4/30/00 and is for illustrative purposes only. It is not intended to show, predict or guarantee future composition of the fund. The peer group average is based on 2,297 large-cap funds as tracked by Morningstar.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       PORTFOLIO COMPOSITION BY INDUSTRY
                                 AS OF 4/30/00

Electronics                       20.8%
Other                             17.8%
Business Machines and Software    12.7%
Healthcare/Drugs and Medicine      8.6%
Telephone                          7.0%
Miscellaneous Finance              7.0%
Banks                              6.9%
Retail                             6.7%
Oil-International                  4.6%
Producer Goods and Manufacturing   4.1%
Insurance                          3.8%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         EQUITY INVESTMENT STYLE BOX(1)
                                 AS OF 4/30/00

-Style-
Value    Blend  Growth  -Market Cap-
             x                 Large
                              Medium
                               Small

TOP 10 HOLDINGS
AS A PERCENTAGE OF FUND INVESTMENTS(2)

-------------------------------------------
General Electric Co.                   3.5%
-------------------------------------------
Citigroup, Inc.                        3.2%
-------------------------------------------
Texas Instruments, Inc.                2.9%
-------------------------------------------
Cisco Systems, Inc.                    2.8%
-------------------------------------------
Wal-Mart Stores, Inc.                  2.6%
-------------------------------------------

-------------------------------------------
Nortel Networks Corp.                  2.6%
-------------------------------------------
BellSouth Corp.                        2.6%
-------------------------------------------
Sun Microsystems, Inc.                 2.3%
-------------------------------------------
Microsoft Corp.                        2.2%
-------------------------------------------
Intel Corp.                            2.2%
-------------------------------------------

(1) Source: Morningstar, Inc. The style box illustrates the composition of the fund's portfolio as of 4/30/00. It is not indicative of the fund's holdings after that date, nor does it represent an exact assessment of risk or future assessment or any type of future performance. Placement is based on the fund's P/E and P/B ratios relative to the S&P 500-Registered Trademark-Index, as well as the size of the companies in which it invests, or median market capitalization.

(2) Nothing in this report represents a recommendation of a security by the investment adviser.

PORTFOLIO MANAGEMENT

THE PORTFOLIO MANAGEMENT TEAM

GERI HOM--vice president and senior portfolio manager, has primary responsibility for the day-to-day management for each of the funds. Geri joined CSIM in March 1995 as portfolio manager and was promoted to her current position in December 1996. She currently manages approximately $19 billion in indexed equity mutual fund assets. Prior to joining CSIM, Geri was a principal for Wells Fargo Nikko Investment Advisors and vice president and manager of the Domestic Equity Portfolio Management Group for Wells Fargo Nikko.

PRAVEEN GOTTIPALLI--portfolio manager, is director of investments for Symphony Asset Management (Symphony), the fund's sub-adviser. He joined Symphony in May 1994. Prior to that, he was director of the Active Strategies Group of BARRA, Inc. Symphony, a wholly owned subsidiary of BARRA, Inc., serves as sub-adviser to the Fund. BARRA, founded in 1975, provides innovative analytical models, software, and services. Symphony, subject to the supervision of CSIM, provides investment assistance and day-to-day management of the fund's non-cash investments, as well as investment research and statistical information.

FUND DISCUSSION

QUESTIONS TO THE
PORTFOLIO MANAGEMENT TEAM

Q. HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A. The Schwab Analytics Fund-Registered Trademark- achieved a total return of 12.26% for the six-month period ended April 30, 2000. That return exceeded the average large-cap fund by 0.85% according to data provided by Morningstar, Inc. From its inception on July 1, 1996, through April 30, 2000, the fund's average annual total return of 27.12% exceeded the average U.S. large cap fund by 6.20%. As shown in the table below, the fund also out-performed the S&P 500 Index for the reporting period.

                                                             INCEPTION (7/1/96)
                                                                 TO 4/30/00
                                          SIX-                 AVERAGE ANNUAL
                                         MONTH    ONE YEAR         RETURN
-------------------------------------------------------------------------------
Schwab Analytics Fund                    12.26%    20.13%          27.12%
-------------------------------------------------------------------------------
S&P 500 Index                             7.19%    10.13%          24.27%
-------------------------------------------------------------------------------

Q. HOW ARE THE HOLDINGS OF THE ANALYTICS FUND DIFFERENT FROM THE STOCKS IN THE S&P 500 INDEX?

A. First, there are significantly fewer holdings in the fund--99 as of April 30, 2000. The fund's management team monitors approximately 1,300 companies with current market capitalizations of $500 million or more. This universe of large- and medium-sized companies is then narrowed down to 50 to 100 that our computer model identifies as having the best return potential based on valuation factors, projections of analysts identified for their superior forecasting skills and insider selling activity.

Second, although historically the average market capitalization of the fund is somewhat smaller than the S&P 500 Index, during the most recent reporting period, the average market capitalization increased somewhat, relative to the S&P 500 Index. Since the management team picks securities from a universe of 1,300 companies, the fund has the capability of having relatively more or less mid-cap exposure by owning non-S&P 500 companies. Historically, the fund has held approximately 10% to 20% of its holdings in companies outside the S&P 500 Index. This percentage was maintained at approximately 10% during the reporting period.

Finally, from an investment style perspective, the fund often has more of a value orientation than the S&P 500 Index. Frequently, the fund's selection criteria will favor stocks with a value orientation, or those stocks with relatively lower price-to-earnings and/or price-to-book value ratios. During this particular reporting period, this was not the case--the fund's growth/value orientation was very similar to the S&P 500 Index.

Q. WHICH ELEMENTS OF THE FUND'S STRATEGY HAVE WORKED PARTICULARLY WELL?

A. Successful stock selection within industries accounted for the majority of the fund's positive performance relative to the S&P 500 Index. Moreover, gradually over the six-month period, the fund has increased its exposure to stocks outside of the S&P 500, as they have exhibited appealing value characteristics. As of 10/31/99, the fund's fiscal year end, the fund's exposure to stocks not in the S&P 500 was approximately 11%. By the end of April 2000, that exposure had increased to 16%. This move has benefited the fund as the Mid-Cap 400 and the

Russell 2000 have out-performed the S&P 500 through April 30, 2000.

Q. OF THOSE STOCKS HELD BY THE FUND THROUGHOUT THE PERIOD, WHICH EXPERIENCED THE GREATEST APPRECIATION?

A. The five stocks with the greatest appreciation during the reporting period were:

                          PERCENTAGE
                         APPRECIATION       PERCENTAGE OF
                        6 MONTHS ENDED    TOTAL INVESTMENT
                          4/30/00(1)         (04/30/00)
-----------------------------------------------------------
Texas Instruments, Inc.      81.5%              2.9%
-----------------------------------------------------------
Nortel Networks Corp.        80.8%              2.6%
-----------------------------------------------------------
Ensco International
Inc.                         70.3%              1.0%
-----------------------------------------------------------
Intel Corp.                  63.8%              2.2%
-----------------------------------------------------------
Lexmark Intl Group Inc.      50.3%              0.6%
-----------------------------------------------------------

(1) Past performance does not guarantee future results. This information measures the percentage change of each stock's price from 10/31/99 to 4/30/00. It is not intended to show, predict or guarantee future holdings, composition or performance of the fund, and it should not be considered a recommendation for any specific security. The gains in these stocks were influenced by various factors, and there is no guarantee that similar conditions will exist in the future or that the fund will realize all of the price appreciation that existed as of 4/30/00. Furthermore, the fund may sell or have already sold some or all of the stocks discussed herein at prices less favorable to the fund, and the fund may lose or have already lost money on these investments. Sales of stocks at appreciated prices may increase the level of income paid and distributed by the fund, and may result in additional tax liability to shareholders.

GLOSSARY

ASSET ALLOCATION--The division of holdings among different types of assets, such as domestic stocks, international stocks, bonds and cashequivalent securities.

BETA--A measure of a stock's volatility relative to the overall stock market. The beta of the S&P 500-Registered Trademark- Index is 1. Any investment that is more volatile than the market as a whole has a beta value higher than 1. If the beta is less than 1, the investment is considered to be less volatile than the market.

CAPITAL GAIN (LOSS)--When a stock is sold for a profit, the difference between the net sales price and its net purchase price, or cost basis, is a capital gain. If a stock is sold below cost, the difference is a capital loss.

EARNINGS GROWTH RATE--The average annual rate of growth in earnings over the past five years for the stocks in a fund's portfolio.

EARNINGS PER SHARE (EPS)--The net income (or earnings) of a company for the past 12 months divided by the current number of shares outstanding.

EXPENSE RATIO--Amount, expressed as a percentage of total investment, that shareholders pay annually for mutual fund operating expenses and management fees.

MARKET CAPITALIZATION--The dollar value of a company or the amount someone would pay to buy the company today. It is calculated by multiplying the total number of outstanding shares by the current price per share. Median market cap is the midpoint of a fund's total market capitalization, weighted by the portion of assets invested in each holding. As a result, half of the fund's holdings will have market caps above the median, and the rest below it.

NET ASSET VALUE (NAV)--The market value of a fund share.

PRICE/BOOK (P/B) RATIO--Compares a stock's market value with the value of total assets minus intangible assets and total liabilities (the book value). It is determined by dividing the current price of the stock by common stockholder equity per share. In evaluating stocks, comparing P/B ratios often works well in situations where price/earnings ratios do not, because the P/B ratio is stable over time and is always a positive number. P/B ratios are best used for comparisons within an industry rather than between industries, as certain industries will usually contain stocks that have all high or all low P/B ratios. For mutual funds the P/B ratio is the weighted average of all the stocks' P/B ratios in the portfolio.

PRICE/EARNINGS (P/E) RATIO--The ratio of a company's stock price to its earnings per share over the past year. For mutual funds the P/E ratio is the weighted average of all the stocks' P/E ratios in the mutual fund's portfolio. The P/E is an indicator of market expectations about a company's prospects. Typically, the higher the P/E, the greater the expectations for a company's future growth. Because earnings are volatile and sometimes "negative," however, the P/E has its limitations and may fail as a measure for a significant number of stocks at any given time.

RETURN ON EQUITY--The average annual rate of return generated by the companies a fund holds during the past five years for each dollar of shareholders' equity (net income divided by shareholders' equity).

STOCK--A share of ownership, or equity, in a corporation.

TOTAL RETURN--The sum of dividends, plus capital gains (or losses).

TURNOVER RATE--An indication of a fund's trading activity. Funds with higher turnover rates typically incur higher transaction costs and are more likely to distribute capital gains, which are taxable to investors.

YIELD--The income generated by an investment, expressed as a percentage of its price.

SCHWAB ANALYTICS FUND(R)
SCHEDULE OF INVESTMENTS
April 30, 2000 (Unaudited)

                                      Number        Value
                                     of Shares      (000s)
                                     ---------      ------
COMMON STOCK -- 97.4%
AEROSPACE / DEFENSE -- 2.3%
Boeing Co.                              28,500      $  1,131
General Dynamics Corp.                  47,200         2,761
United Technologies Corp.               75,500         4,695
                                                    --------
                                                       8,587
                                                    --------
AUTOMOTIVE PRODUCTS / MOTOR VEHICLES -- 1.1%
Ford Motor Co.                          74,100         4,052
                                                    --------
BANKS -- 6.9%
BancWest Corp.                         224,500         4,111
Chase Manhattan Corp.                   53,700         3,870
City National Corp.                    149,400         5,500
Fleet Boston Financial Corp.            76,200         2,700
J.P. Morgan & Co., Inc.                 34,100         4,378
PNC Financial Services Group            19,900           868
Providian Financial Corp.               40,600         3,575
Silicon Valley Bancshares+              16,500         1,019
                                                    --------
                                                      26,021
                                                    --------
BUSINESS MACHINES & SOFTWARE -- 12.8%
Cabletron Systems, Inc.+                40,200           919
Cisco Systems, Inc.+                   154,800        10,732
Dell Computer Corp.+                    44,600         2,236
Hewlett-Packard Co.                     13,000         1,755
International Business Machines
 Corp.                                  41,100         4,588
Lexmark International Group, Inc.,
 Class A+                               19,300         2,277
Microsoft Corp.+                       121,900         8,502
Novellus Systems, Inc.+                 31,100         2,074
Oracle Corp.+                           75,500         6,035
Sun Microsystems, Inc.+                 96,800         8,899
                                                    --------
                                                      48,017
                                                    --------
BUSINESS SERVICES -- 1.8%
Citrix Systems, Inc.+                   15,600           953
Electronic Data Systems Corp.           36,100         2,482
Flextronics International Ltd.+         20,000         1,405
Qlogic Corp.+                           20,300         2,036
                                                    --------
                                                       6,876
                                                    --------

                                      Number        Value
                                     of Shares      (000s)
                                     ---------      ------
CHEMICAL -- 1.0%
E. I. du Pont de Nemours & Co.          77,800      $  3,691
                                                    --------
CONSTRUCTION-- 0.1%
Sawtek, Inc.+                           10,200           488
                                                    --------
CONSUMER - NONDURABLE -- 0.5%
Darden Restaurants, Inc.                51,400           948
McDonald's Corp.                        23,400           892
                                                    --------
                                                       1,840
                                                    --------
ELECTRONICS -- 21.0%
Advanced Fibre Communications, Inc.+    24,200         1,106
Analog Devices, Inc.+                   73,500         5,646
Avnet, Inc.                             20,000         1,572
Cadence Design Systems, Inc.+           92,600         1,557
CommScope, Inc.+                        98,400         4,674
Cypress Semiconductor Corp.+            88,600         4,602
Electro Scientific Industries, Inc.+    41,900         2,642
Harmonic, Inc.+                         25,400         1,875
Intel Corp.                             65,100         8,255
Kulicke & Soffa Industries, Inc.+       12,200           955
LSI Logic Corp.+                        61,900         3,869
Micron Technology, Inc.+                15,000         2,089
MMC Networks, Inc.+                     31,100           824
Motorola, Inc.                          30,000         3,572
Nortel Networks Corp.                   87,100         9,864
Remec, Inc.+                            21,000           797
Scientific-Atlanta, Inc.                33,000         2,147
Tektronix, Inc.                         75,800         4,387
Tellabs, Inc.+                          30,800         1,688
Texas Instruments, Inc.                 67,100        10,929
Vishay Intertechnology, Inc.+           69,600         5,838
                                                    --------
                                                      78,888
                                                    --------
ENERGY - RAW MATERIALS -- 1.7%
ENSCO International, Inc.              111,500         3,700
Occidental Petroleum Corp.             130,700         2,802
                                                    --------
                                                       6,502
                                                    --------
FOOD & AGRICULTURE -- 1.1%
General Mills, Inc.                     45,000         1,637
Quaker Oats Co.                         39,500         2,575
                                                    --------
                                                       4,212
                                                    --------

SCHWAB ANALYTICS FUND(R)
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)

                                      Number        Value
                                     of Shares      (000s)
                                     ---------      ------
HEALTHCARE / DRUGS & MEDICINE -- 8.6%
Allergan, Inc.                          96,300      $  5,670
Baxter International, Inc.              39,700         2,585
Bristol-Myers Squibb Co.               147,500         7,734
Edwards Lifesciences Corp.+              7,940           119
Johnson & Johnson                       53,900         4,447
Merck & Co., Inc.                      116,000         8,062
Schering-Plough Corp.                   93,900         3,785
                                                    --------
                                                      32,402
                                                    --------
HOUSEHOLD PRODUCTS -- 1.0%
Colgate-Palmolive Co.                   62,400         3,565
                                                    --------
INSURANCE -- 3.8%
American International Group, Inc.      39,100         4,289
AXA Financial, Inc.                    237,700         7,755
Marsh & McLennan Cos., Inc.             23,100         2,277
                                                    --------
                                                      14,321
                                                    --------
MEDIA -- 1.7%
McGraw-Hill Cos., Inc.                  52,800         2,772
Tribune Co.                             74,800         2,908
Washington Post Co.                      1,700           830
                                                    --------
                                                       6,510
                                                    --------
MISCELLANEOUS FINANCE -- 7.1%
Capital One Financial Corp.             65,100         2,848
Citigroup, Inc.                        202,750        12,051
Fannie Mae                              54,500         3,287
Freddie Mac                             37,500         1,723
Lehman Brothers Holdings, Inc.          22,300         1,830
Morgan Stanley Dean Witter
  Discover & Co.                        63,500         4,874
                                                    --------
                                                      26,613
                                                    --------
NON-FERROUS METALS -- 0.8%
Alcoa, Inc.                             44,500         2,887
                                                    --------

                                      Number        Value
                                     of Shares      (000s)
                                     ---------      ------
OIL - INTERNATIONAL -- 4.7%
Chevron Corp.                           53,500      $  4,554
Exxon Mobil Corp.                       48,600         3,776
Royal Dutch Petroleum Co. -
  Sponsored ADR                        116,100         6,661
Texaco, Inc.                            50,800         2,515
                                                    --------
                                                      17,506
                                                    --------
OPTICAL & PHOTO -- 0.5%
Corning, Inc.                            8,900         1,758
                                                    --------
PRODUCER GOODS & MANUFACTURING -- 4.2%
General Electric Co.                    85,300        13,413
Jabil Circuit, Inc.+                    52,800         2,161
                                                    --------
                                                      15,574
                                                    --------
RETAIL -- 6.8%
Albertson's, Inc.                       45,400         1,478
Costco Wholesale Corp.+                116,500         6,298
Gap, Inc.                               67,337         2,475
Home Depot, Inc.                        75,400         4,227
Safeway, Inc.+                          26,200         1,156
Wal-Mart Stores, Inc.                  178,200         9,868
                                                    --------
                                                      25,502
                                                    --------
TELEPHONE -- 7.1%
AT&T Corp.                              93,000         4,342
Bell Atlantic Corp.                     31,100         1,843
BellSouth Corp.                        201,100         9,791
Broadwing, Inc.+                        65,400         1,852
Carrier Access Corp.+                   54,000         2,356
CenturyTel, Inc.                        81,400         1,994
GTE Corp.                               37,700         2,554
US West, Inc.                           25,700         1,829
                                                    --------
                                                      26,561
                                                    --------

                                      Number         Value
                                     of Shares       (000s)
                                     ---------      --------
UTILITIES - ELECTRIC & GAS -- 0.8%
Public Service Enterprise Group, Inc.    77,900     $   2,795
                                                    ---------
TOTAL COMMON STOCK
 (Cost $276,182)                                      365,168
                                                    ---------
SHORT-TERM INVESTMENTS -- 3.7%
Provident Institutional
 TempFund, 5.74%*                    13,952,040        13,952
                                                    ---------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $13,952)                                        13,952
                                                     --------
TOTAL INVESTMENTS -- 101.1%
 (Cost $290,134)                                      379,120
                                                    ---------
OTHER Assets ANDLIABILITIES, NET -- (1.1%)
 Other assets                                             396
 Liabilities                                           (4,425)
                                                    ---------
                                                       (4,029)
                                                    ---------
TOTAL NET ASSETS -- 100.0%                          $ 375,091
                                                    =========

NOTES TO SCHEDULE OF INVESTMENTS
April 30, 2000 (Unaudited)

+  Non-income producing security.
*  Interest rate represents the yield on report date.
ADR -- American Depository Receipt.

   See accompanying Notes to Schedules of Investments and Notes to Financial
                                   Statements.

SCHWAB ANALYTICS FUND(R)
STATEMENT OF ASSETS AND LIABILITIES (in thousands)
April 30, 2000 (Unaudited)

ASSETS
Investments, at value (Cost: $290,134)                        $379,120
Receivables:
  Fund shares sold                                                  23
  Dividends                                                        264
  Interest                                                          44
Prepaid expenses                                                    65
                                                              --------
Total assets                                                   379,516
                                                              --------

LIABILITIES
Payables:
  Investments purchased                                          4,326
  Investment advisory and administration fees                       19
  Transfer agency and shareholder service fees                      10
Accrued expenses                                                    70
                                                              --------
Total liabilities                                                4,425
                                                              --------
Net assets applicable to outstanding shares                   $375,091
                                                              ========
NET ASSETS CONSIST OF:
Pain-in capital                                               $257,587
Undistributed net investment income                                242
Accumulated net realized gain on investments sold
  and futures contracts                                         28,276
Net unrealized appreciation on investments                      88,986
                                                              --------
                                                              $375,091
                                                              ========

PRICING OF SHARES
Outstanding shares, $0.00001 par value (unlimited shares
 authorized)                                                    19,072
Net asset value, offering and redemption price per share        $19.67

See accompanying Notes to Financial Statements.

SCHWAB ANALYTICS FUND(R)
STATEMENT OF OPERATIONS (in thousands)
For the six months ended April 30, 2000 (Unaudited)

Investment income:
  Dividends (net of foreign tax withheld of $1)                 $ 1,493
  Interest                                                          226
                                                                -------
     Total investment income                                      1,719
                                                                -------

Expenses:
  Investment advisory and administration fees                       959
  Transfer agency and shareholder service fees                      444
  Custodian fees                                                     19
  Portfolio accounting fees                                          31
  Registration fees                                                  11
  Professional fees                                                  16
  Shareholder reports                                                 4
  Trustees' fees                                                      5
  Proxy fees                                                         11
  Other expenses                                                      5
                                                                -------
                                                                  1,505
Less: expenses reduced (see Note 4)                                (161)
                                                                -------
    Net expenses incurred by fund                                 1,344
                                                                -------
Net investment income                                               375
                                                                -------
Net realized gain on investments and futures contracts:
  Net realized gain on investments sold                          28,393
  Net realized gain on futures contracts                            190
                                                                -------
    Net realized gain on investments and futures contracts       28,583
                                                                -------
Change in net unrealized appreciation (depreciation) on
  investments and futures contracts:
  Net unrealized appreciation on investments                     10,181
  Net unrealized depreciation on futures contracts                 (145)
                                                                -------
    Net unrealized appreciation on investments and futures
    contracts                                                    10,036
                                                                -------
Net gain on investments                                          38,619
                                                                -------
Increase in net assets resulting from operations                $38,994
                                                                =======

See accompanying Notes to Financial Statements.

SCHWAB ANALYTICS FUND(R)
STATEMENTS OF CHANGES IN NET ASSETS (in thousands)

                                                           Six months
                                                              ended      Year
                                                            04/30/00     ended
                                                           (Unaudited) 10/31/99
                                                           ----------- --------
Operations:
  Net investment income                                      $    375  $    787
  Net realized gain on investments and futures contracts       28,583    25,589
  Net unrealized appreciation on investments and futures
    contracts                                                  10,036    40,876
                                                             --------  --------
  Increase in net assets resulting from operations             38,994    67,252
                                                             --------  --------
Dividends and distributions:
  Dividends to shareholders from net investment income           (764)   (1,124)
  Distributions to shareholders from net capital gains        (25,635)   (7,390)
                                                             --------  --------
  Total dividends and distributions to shareholders           (26,399)   (8,514)
                                                             --------  --------
Capital share transactions:
  Proceeds from shares sold                                   123,406    90,154
  Net asset value of shares issued in reinvestment of
    dividends                                                  24,672     7,968
  Payments for shares redeemed                                (74,237)  (59,718)
                                                             --------  --------
  Increase in net assets from capital share transactions       73,841    38,404
                                                             --------  --------
Total increase in net assets                                   86,436    97,142

Net assets:
  Beginning of period                                         288,655   191,513
                                                             --------  --------
  End of period (including undistributed net investment
    income of $242 and $630, respectively)                   $375,091  $288,655
                                                             --------  --------
Number of fund shares:
  Sold                                                          6,386     5,132
  Reinvested                                                    1,300       499
  Redeemed                                                     (3,877)   (3,510)
                                                             --------  --------
  Net increase in shares outstanding                            3,809     2,121

Shares outstanding:
  Beginning of period                                          15,263    13,142
                                                             --------  --------
  End of period                                                19,072    15,263
                                                             ========  ========

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                              11/1/99-        11/1/98-    11/1/97-    11/1/96-     7/1/96-
                                               4/30/00        10/31/99    10/31/98    10/31/97    10/31/96
SCHWAB ANALYTICS FUND(R)                     (Unaudited0
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period            18.91           14.57       13.72       11.01       10.00
                                                -------------------------------------------------------------
Income from investment operations:
  Net investment income                            0.01            0.06        0.10        0.13        0.05
  Net realized and unrealized gain
    on investments                                 2.26            4.94        2.20        2.79        0.96
                                                -------------------------------------------------------------
  Total income from investment operations          2.27            5.00        2.30        2.92        1.01
                                                -------------------------------------------------------------
  Less distributions:
  Dividends from net investment income            (0.04)          (0.09)      (0.12)      (0.08)         --
  Distributions from capital gains                (1.47)          (0.57)      (1.33)      (0.13)         --
                                                -------------------------------------------------------------
  Total distributions                             (1.51)          (0.66)      (1.45)      (0.21)         --
                                                -------------------------------------------------------------
Net asset value at end of period                  19.67           18.91       14.57       13.72       11.01
                                                -------------------------------------------------------------
Total return (%)                                  12.26(1)        35.20       18.37       26.83       10.10(1)

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to average
  net assets                                       0.75(2,3)       0.75        0.75        0.74        0.75(2)
Expense reductions reflected in above ratio        0.09(2)         0.18        0.37        0.41        0.76(2)
Ratio of net investment income to average net
  assets                                           0.21(2)         0.34        0.70        1.04        1.41(2)
Portfolio turnover rate                              51              99         115         120          33
Net assets, end of period ($ x 1,000)           375,091         288,655     191,513     149,872      97,789

1   Not annualized.
2   Annualized.
3   Would have been 0.76% if certain non-routine expenses had been included.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

For the six months ended April 30, 2000 (Unaudited)
(All currency amounts are in thousands unless otherwise noted)

1. DESCRIPTION OF THE FUND
The Schwab Analytics Fund(R) (the "fund") is a series of Schwab Capital Trust (the "trust"), a no load, open-end, investment management company organized as a Massachusetts business trust on May 7, 1993, and registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In addition to the fund, the trust also offers the Schwab Total Stock Market Index Fund(TM), Schwab S&P 500 Fund, Schwab Small-Cap Index Fund(R), Schwab International Index Fund(R), Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio, Schwab MarketTrack Conservative Portfolio, Schwab MarketTrack All Equity Portfolio, Schwab MarketManager Growth Portfolio, Schwab MarketManager Balanced Portfolio, Schwab MarketManager Small Cap Portfolio, Schwab MarketManager International Portfolio, Institutional Select(TM) S&P 500 Fund, Institutional Select(TM) Large-Cap Value Index Fund and Institutional Select(TM) Small-Cap Value Index Fund. The assets of each series are segregated and accounted for separately.

2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION -- Investments in securities traded on an exchange or in the over-the-counter market are valued at the last-quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Securities for which no quotations are readily available are valued at fair value as determined by the fund's investment adviser pursuant to guidelines adopted in good faith by the Board of Trustees. Futures contracts, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term securities with 60 days or less to maturity are stated at amortized cost, which approximates market value.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAINS (LOSSES) -- Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income (including accretion of discount) is recorded on the accrual basis. Realized gains and losses from security transactions are determined on an identified cost basis.

FUTURES CONTRACTS -- The fund may invest in futures contracts. The fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." The "variation margin" represents the daily fluctuation in the value of the contract. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time is was opened and the time it was closed.

The fund will invest in these instruments to participate in the return of an index. The use of futures contracts involves certain risks, which include (1) imperfect correlation between the price movement of the contracts and the underlying securities, or (2) inability to close out positions due to different trading hours, or the temporary absence of a liquid market, for either the contract or underlying securities. These risks may involve amounts exceeding the amount recognized in the fund's statement of operations at any given time. As of April 30, 2000, there were no futures contracts held in this fund.

EXPENSES -- Expenses arising in connection with the fund are charged directly to the fund. Expenses common to all series of the trust are generally allocated to each series in proportion to their relative net assets.

FEDERAL INCOME TAXES -- It is the fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. The fund is considered a separate entity for tax purposes.

At April 30, 2000 net unrealized appreciation, which was substantially the same for financial reporting and federal income tax purposes, aggregated $88,986 of which $101,920 related to appreciated securities and $12,934 related to depreciated securities.

RECLASSIFICATIONS -- Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $1 for the fund has been reclassified from undistributed realized gain on investments to undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

3. TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT -- The trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "investment adviser"). For advisory services and facilities furnished, the fund pays an annual fee, payable monthly, of 0.54% of the first $500 million of average daily net assets, and 0.49% of such net assets over $500 million. The investment adviser has reduced a portion of its fee for the six months ended April 30, 2000 (see Note 4).

Prior to February 28, 1999, the fund paid an annual fee, payable monthly, of 0.74% on the first $1 billion of average daily net assets, and 0.69% on the next $1 billion and 0.64% of such net assets over $2 billion.

SUB-ADVISORY AGREEMENT -- The investment adviser has a sub-advisory agreement with Symphony Asset Management, Inc. ("Symphony") to serve as sub-adviser to the fund. Symphony does not receive compensation directly from the fund. However, the investment adviser pays Symphony an annual fee, payable monthly, of 0.20% of the fund's average daily net assets on the first $300 million, 0.15% of the next $500 million, and 0.10% of such net assets over $800 million.

TRANSFER AGENCY AND SHAREHOLDER SERVICE AGREEMENTS -- The trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of the fund's average daily net assets for transfer agency services and 0.20% of such net assets for shareholder services.

OFFICERS AND TRUSTEES -- Certain officers and trustees of the trust are also officers and/or directors of the investment adviser and/or Schwab. During the six months ended April 30, 2000, the trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the 1940 Act. The fund incurred fees aggregating $5 related to the trust's unaffiliated trustees.

4. EXPENSES REDUCED AND ABSORBED BY THE INVESTMENT ADVISER AND SCHWAB
The investment adviser and Schwab guarantee that, through at least February 28, 2001, the fund's total operating expenses will not exceed 0.75% of the fund's average daily net assets, after waivers and reimbursements. For purposes of this guarantee, operating expenses do not include interest, taxes and certain non-routine expenses. The operating expense ratio for six months ended April 30, 2000 did include non-routine expenses.

For the six months ended April 30, 2000, the total of such fees reduced by the investment adviser was $161.

5. BORROWING AGREEMENTS
The trusts have both committed and uncommitted lines of credit arrangements with PNC Bank N.A., Bank of America NT & SA and The Bank of New York, whereby the trusts may borrow on behalf of the funds, as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes. The trusts may borrow in an aggregate amount of up to $150 million from PNC Bank N.A., $133 million from Bank of America NT &SA and $183 million from The Bank of New York. Amounts borrowed under these arrangements bear interest at periodically negotiated rates. The funds also pay annual fees for the unused balance of the committed line of credit. During the reporting period, the funds only borrowed against the uncommitted lines of credit. As of April 30, 2000, there were no borrowings outstanding.

6. INVESTMENT TRANSACTIONS
Purchases, sales and maturities of investment securities, other than short-term obligations and U.S. Government securities, for the six months ended April 30, 2000, were $229,882 and $175,637, respectively.

THE SCHWABFUNDS FAMILY-REGISTERED TRADEMARK-

The SchwabFunds Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.-Registered Trademark-

This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS
The information below outlines how Schwab brokerage account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

PHONE
Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

INTERNET
www.schwab.com/schwabfunds

MAIL
Write to SchwabFunds at:
P. O. Box 7575, San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

IN PERSON
Visit the nearest Charles Schwab office.

SCHWAB ASSET ALLOCATION FUNDS
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Schwab MarketManager Growth Portfolio
Schwab MarketManager Balanced Portfolio

SCHWAB STOCK FUNDS
Schwab S&P 500-Registered Trademark- Fund
Schwab 1000 Fund-Registered Trademark-
Schwab Total Stock Market Index Fund-TM-
Schwab Analytics Fund-Registered Trademark-
Schwab Small-Cap Index Fund-Registered Trademark-
Schwab MarketManager Small Cap Portfolio
Schwab International Index Fund-Registered Trademark-
Schwab MarketManager International Portfolio

SCHWAB BOND FUNDS
Schwab YieldPlus Fund-TM-
Schwab Total Bond Market Index Fund
Schwab Short-Term Bond Market Index Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate
  Tax-Free Bond Fund

SCHWAB MONEY MARKET FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity.(1) Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments.-Registered Trademark-

(1) Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

SCHWABFUNDS-REGISTERED TRADEMARK-

INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc.
P.O. Box 7575, San Francisco, CA 94120-7575

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

-C- 2000 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper. MKT3561-2 (6/00)

                   INSTITUTIONAL SELECT-TM- FUNDS

                            APRIL 30, 2000



                                          SEMIANNUAL REPORT
                                          AND
                                          AN IMPORTANT NOTICE
                                          REGARDING DELIVERY OF
                                          SHAREHOLDER DOCUMENTS

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

Mailings of your Institutional Select-TM- Funds shareholder documents may be householded indefinitely unless you instruct us otherwise.

ADDITIONAL COPIES OF SHAREHOLDER DOCUMENTS

ALL INSTITUTIONAL SELECT FUNDS PROSPECTUSES AND SHAREHOLDER REPORTS ARE AVAILABLE FREE OF CHARGE, AND MAY BE REQUESTED AT ANY TIME BY CALLING 1-800-515-2157.

If you would prefer that your Institutional Select Funds mailings not be householded, please contact Schwab at 1-800-515-2157, or your Investment Manager. Your instructions that householding not apply to accounts holding Institutional Select Funds will be effective within 30 days of receipt by Schwab.

                         INSTITUTIONAL SELECT-TM- FUNDS

                                SEMIANNUAL REPORT
                                  APRIL 30, 2000




                                            INSTITUTIONAL SELECT
                                            S&P 500 FUND

                                            INSTITUTIONAL SELECT
                                            LARGE-CAP VALUE INDEX FUND

                                            INSTITUTIONAL SELECT
                                            SMALL-CAP VALUE INDEX FUND

INSTITUTIONAL SELECT-TM- FUNDS

We are pleased to bring you this semiannual report for the Institutional Select-TM- Funds (the funds) for the six-month period ended April 30, 2000. This report includes the following funds:

  - Institutional Select S&P 500 Fund

  - Institutional Select Large-Cap Value
    Index Fund

  - Institutional Select Small-Cap Value
    Index Fund

The funds seek to achieve their respective goals by tracking the performance of different stock market indices. Because each fund typically only rebalances its portfolio periodically in order to track its index, the funds have experienced significantly lower portfolio turnover and transaction costs than non-index funds. This approach, combined with low fund operating expenses, makes these funds cost-effective investments for long-term investors.
FUND LISTINGS
The funds are listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY and most local newspapers under the heading INSTITUTIONAL SELECT:

NEWSPAPER LISTING  SYMBOL
S&P500             ISLCX
LrgCapValue        ISLVX
SmCapValue         ISSVX

S&P 500-REGISTERED TRADEMARK- IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC., AND HAVE BEEN LICENSED FOR USE BY SCHWAB CAPITAL TRUST. THE INSTITUTIONAL SELECT S&P 500 FUND IS NOT SPONSORED, SOLD OR PROMOTED BY STANDARD &
POOR'S-REGISTERED TRADEMARK-, AND THEY MAKE NO REPRESENTATIONS REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

CONTENTS

---------------------------------------------
A Message from the Chairman                 1
---------------------------------------------
Market Overview                             2
---------------------------------------------
Institutional Select S&P 500 Fund
  FUND PERFORMANCE                          6
  PORTFOLIO SNAPSHOT                        8
---------------------------------------------
Institutional Select Large-Cap Value
 Index Fund
  FUND PERFORMANCE                         10
  PORTFOLIO SNAPSHOT                       12
---------------------------------------------
Institutional Select Small-Cap Value
 Index Fund
  FUND PERFORMANCE                         14
  PORTFOLIO SNAPSHOT                       16
---------------------------------------------
Portfolio Management                       18
---------------------------------------------
Fund Discussion                            19
---------------------------------------------
Glossary                                   22
---------------------------------------------
Financial Statements and Notes             24
---------------------------------------------

A MESSAGE FROM THE CHAIRMAN

[PHOTO]

Dear Shareholder,

This semiannual report is designed to provide you with detailed information about the Institutional Select-TM- Funds, a family of institutional index funds to better serve the needs of Investment Managers and their clients. These funds have highly competitive expense ratios, and are generally only available through Investment Managers. With the support of investors such as yourselves, combined assets in the Institutional Select Funds exceeded $475 million on April 30, 2000.

Charles Schwab Investment Management, Inc. (CSIM) is the Institutional Select Funds' investment adviser. CSIM is committed to providing investors with high-quality, cost-efficient investment solutions. CSIM was created in 1989, and as of April 30, 2000, managed more that $110 billion in assets for over five million shareholder accounts.

In closing, I would like to thank you for your business. We will continue to do everything we can to warrant the trust you have placed in us.

Sincerely,

/s/ Charles R. Schwab
Charles R. Schwab
April 30, 2000

MARKET OVERVIEW

U.S. ECONOMIC GROWTH

April 2000 marked the beginning of the tenth year of the current expansion, making it the longest in U.S. history. Gross Domestic Product (GDP) grew at a real (inflation adjusted) rate of 4.6% during 1999--the fourth consecutive year at 4% or more and 5.4% during the first quarter of 2000. This rate is considered by most economists and the Federal Reserve (Fed) to be in excess of what the economy can absorb without experiencing inflationary pressures, perhaps 3.5% to 4.0%. High levels of consumer spending fueled by rising incomes, personal wealth and consumer confidence, as well as strong business capital investment and a healthy housing sector, have been the principal factors driving this lengthy expansion.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

REAL GDP GROWTH RATE
Quarterly Percentage Change (Annualized Rate)

Q1 1990   5.0%
Q2 1990   1.0%
Q3 1990  -0.6%
Q4 1990  -3.0%
Q1 1991  -1.7%
Q2 1991   2.6%
Q3 1991   1.3%
Q4 1991   2.5%
Q1 1992   4.3%
Q2 1992   4.0%
Q3 1992   3.1%
Q4 1992   5.2%
Q1 1993  -0.7%
Q2 1993   2.1%
Q3 1993   1.5%
Q4 1993   6.0%
Q1 1994   3.6%
Q2 1994   5.7%
Q3 1994   2.2%
Q4 1994   5.1%
Q1 1995   1.5%
Q2 1995   0.8%
Q3 1995   3.2%
Q4 1995   3.3%
Q1 1996   2.9%
Q2 1996   6.9%
Q3 1996   2.2%
Q4 1996   4.9%
Q1 1997   4.9%
Q2 1997   5.1%
Q3 1997   4.0%
Q4 1997   3.1%
Q1 1998   6.7%
Q2 1998   2.1%
Q3 1998   3.8%
Q4 1998   5.9%
Q1 1999   3.7%
Q2 1999   1.9%
Q3 1999   5.7%
Q4 1999   7.3%
Q1 2000   5.4%

Source: BLOOMBERG L.P.

Looking ahead, the availability of increasingly scarce labor resources and the domestic consumers' response to continued stock market volatility may be key determinants of whether the economy continues on its current course or softens throughout 2000. The Fed has raised the federal funds rate by 1.75% since June 1999 in an as yet unsuccessful effort to moderate the economy's rapid growth rate. The consensus of most economists is that the U.S. economy appears poised for continued strong growth and additional intervention by the Fed (increases in the federal funds rate) until the growth rate of the economy slows to a more sustainable level.

UNEMPLOYMENT

The unemployment rate dropped to 3.9% in April 2000, a three-decade low. Employment growth continues to outstrip population growth. Reflecting a shrinking pool of available workers, labor markets continue to be extremely tight in many areas of the country and there has been some regional evidence of labor shortages driving up wages. The labor force participation rate, which measures the employment population as a percent of the total population, is at a post-war high. Growth in the labor force has slowed, and the Fed has expressed its concern that strong demand and tight labor markets may continue to put pressure on manufacturers and service providers to raise prices.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. UNEMPLOYMENT RATE

Jan.90  5.4%
Feb.90  5.3%
Mar.90  5.2%
Apr.90  5.4%
May.90  5.4%
Jun.90  5.2%
Jul.90  5.5%
Aug.90  5.7%
Sep.90  5.9%
Oct.90  5.9%
Nov.90  6.2%
Dec.90  6.3%
Jan.91  6.4%
Feb.91  6.6%
Mar.91  6.8%
Apr.91  6.7%
May.91  6.9%
Jun.91  6.9%
Jul.91  6.8%
Aug.91  6.9%
Sep.91  6.9%
Oct.91  7.0%
Nov.91  7.0%
Dec.91  7.3%
Jan.92  7.3%
Feb.92  7.4%
Mar.92  7.4%
Apr.92  7.4%
May.92  7.6%
Jun.92  7.8%
Jul.92  7.7%
Aug.92  7.6%
Sep.92  7.6%
Oct.92  7.3%
Nov.92  7.4%
Dec.92  7.4%
Jan.93  7.3%
Feb.93  7.1%
Mar.93  7.0%
Apr.93  7.1%
May.93  7.1%
Jun.93  7.0%
Jul.93  6.9%
Aug.93  6.8%
Sep.93  6.7%
Oct.93  6.8%
Nov.93  6.6%
Dec.93  6.5%
Jan.94  6.8%
Feb.94  6.6%
Mar.94  6.5%
Apr.94  6.4%
May.94  6.1%
Jun.94  6.1%
Jul.94  6.3%
Aug.94  6.0%
Sep.94  5.8%
Oct.94  5.8%
Nov.94  5.6%
Dec.94  5.5%
Jan.95  5.6%
Feb.95  5.4%
Mar.95  5.3%
Apr.95  5.8%
May.95  5.8%
Jun.95  5.6%
Jul.95  5.6%
Aug.95  5.7%
Sep.95  5.6%
Oct.95  5.5%
Nov.95  5.7%
Dec.95  5.6%
Jan.96  5.6%
Feb.96  5.5%
Mar.96  5.6%
Apr.96  5.5%
May.96  5.6%
Jun.96  5.3%
Jul.96  5.5%
Aug.96  5.1%
Sep.96  5.2%
Oct.96  5.2%
Nov.96  5.3%
Dec.96  5.4%
Jan.97  5.3%
Feb.97  5.3%
Mar.97  5.1%
Apr.97  5.0%
May.97  4.7%
Jun.97  5.0%
Jul.97  4.7%
Aug.97  4.9%
Sep.97  4.7%
Oct.97  4.7%
Nov.97  4.6%
Dec.97  4.7%
Jan.98  4.5%
Feb.98  4.6%
Mar.98  4.6%
Apr.98  4.3%
May.98  4.3%
Jun.98  4.5%
Jul.98  4.5%
Aug.98  4.5%
Sep.98  4.5%
Oct.98  4.5%
Nov.98  4.4%
Dec.98  4.3%
Jan.99  4.3%
Feb.99  4.4%
Mar.99  4.2%
Apr.99  4.3%
May.99  4.2%
Jun.99  4.3%
Jul.99  4.3%
Aug.99  4.2%
Sep.99  4.2%
Oct.99  4.1%
Nov.99  4.1%
Dec.99  4.1%
Jan.00  4.0%
Feb.00  4.1%
Mar.00  4.1%
Apr.00  3.9%

Source: BLOOMBERG L.P.

INFLATION

Virtually all measures of price inflation exhibited upward trends during the reporting period. The Consumer Price Index (CPI) rose 3.0% for the year ended April 30, 2000. Its core rate (which excludes the more volatile food and energy components) was up 2.2%. The Personal Consumption Expenditures Index, a measure of inflation closely watched by the Fed, rose 2.3% for the same period. The GDP price deflator, the broadest measure of inflation, indicated prices rising at an annual rate of 3.2% during the first quarter of 2000.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MEASURES OF INFLATION

        CONSUMER PRICE INDEX  EMPLOYMENT COST-INDEX
          12-MONTH CHANGE        12-MONTH CHANGE
             (MONTHLY)             (QUARTERLY)
Jan-90                  5.2%                   5.5%
Feb-90                  5.3%                   5.5%
Mar-90                  5.2%                   5.5%
Apr-90                  4.7%                   5.4%
May-90                  4.4%                   5.4%
Jun-90                  4.7%                   5.4%
Jul-90                  4.8%                   5.2%
Aug-90                  5.6%                   5.2%
Sep-90                  6.2%                   5.2%
Oct-90                  6.3%                   4.9%
Nov-90                  6.3%                   4.9%
Dec-90                  6.1%                   4.9%
Jan-91                  5.7%                   4.6%
Feb-91                  5.3%                   4.6%
Mar-91                  4.9%                   4.6%
Apr-91                  4.9%                   4.6%
May-91                  5.0%                   4.6%
Jun-91                  4.7%                   4.6%
Jul-91                  4.4%                   4.3%
Aug-91                  3.8%                   4.3%
Sep-91                  3.4%                   4.3%
Oct-91                  2.9%                   4.3%
Nov-91                  3.0%                   4.3%
Dec-91                  3.1%                   4.3%
Jan-92                  2.6%                   4.0%
Feb-92                  2.8%                   4.0%
Mar-92                  3.2%                   4.0%
Apr-92                  3.2%                   3.6%
May-92                  3.0%                   3.6%
Jun-92                  3.1%                   3.6%
Jul-92                  3.2%                   3.5%
Aug-92                  3.1%                   3.5%
Sep-92                  3.0%                   3.5%
Oct-92                  3.2%                   3.5%
Nov-92                  3.0%                   3.5%
Dec-92                  2.9%                   3.5%
Jan-93                  3.3%                   3.5%
Feb-93                  3.2%                   3.5%
Mar-93                  3.1%                   3.5%
Apr-93                  3.2%                   3.6%
May-93                  3.2%                   3.6%
Jun-93                  3.0%                   3.6%
Jul-93                  2.8%                   3.6%
Aug-93                  2.8%                   3.6%
Sep-93                  2.7%                   3.6%
Oct-93                  2.8%                   3.5%
Nov-93                  2.7%                   3.5%
Dec-93                  2.7%                   3.5%
Jan-94                  2.5%                   3.2%
Feb-94                  2.5%                   3.2%
Mar-94                  2.5%                   3.2%
Apr-94                  2.4%                   3.2%
May-94                  2.3%                   3.2%
Jun-94                  2.5%                   3.2%
Jul-94                  2.8%                   3.2%
Aug-94                  2.9%                   3.2%
Sep-94                  3.0%                   3.2%
Oct-94                  2.6%                   3.0%
Nov-94                  2.7%                   3.0%
Dec-94                  2.7%                   3.0%
Jan-95                  2.8%                   2.9%
Feb-95                  2.9%                   2.9%
Mar-95                  2.9%                   2.9%
Apr-95                  3.1%                   2.9%
May-95                  3.2%                   2.9%
Jun-95                  3.0%                   2.9%
Jul-95                  2.8%                   2.7%
Aug-95                  2.6%                   2.7%
Sep-95                  2.5%                   2.7%
Oct-95                  2.8%                   2.7%
Nov-95                  2.6%                   2.7%
Dec-95                  2.5%                   2.7%
Jan-96                  2.7%                   2.8%
Feb-96                  2.7%                   2.8%
Mar-96                  2.8%                   2.8%
Apr-96                  2.9%                   2.9%
May-96                  2.9%                   2.9%
Jun-96                  2.8%                   2.9%
Jul-96                  3.0%                   2.8%
Aug-96                  2.9%                   2.8%
Sep-96                  3.0%                   2.8%
Oct-96                  3.0%                   2.9%
Nov-96                  3.3%                   2.9%
Dec-96                  3.3%                   2.9%
Jan-97                  3.0%                   2.9%
Feb-97                  3.0%                   2.9%
Mar-97                  2.8%                   2.9%
Apr-97                  2.5%                   2.8%
May-97                  2.2%                   2.8%
Jun-97                  2.3%                   2.8%
Jul-97                  2.2%                   3.0%
Aug-97                  2.2%                   3.0%
Sep-97                  2.2%                   3.0%
Oct-97                  2.1%                   3.3%
Nov-97                  1.8%                   3.3%
Dec-97                  1.7%                   3.3%
Jan-98                  1.6%                   3.3%
Feb-98                  1.4%                   3.3%
Mar-98                  1.4%                   3.3%
Apr-98                  1.4%                   3.5%
May-98                  1.7%                   3.5%
Jun-98                  1.7%                   3.5%
Jul-98                  1.7%                   3.7%
Aug-98                  1.6%                   3.7%
Sep-98                  1.5%                   3.7%
Oct-98                  1.5%                   3.4%
Nov-98                  1.5%                   3.4%
Dec-98                  1.6%                   3.4%
Jan-99                  1.7%                   3.0%
Feb-99                  1.6%                   3.0%
Mar-99                  1.7%                   3.0%
Apr-99                  2.3%                   3.2%
May-99                  2.1%                   3.2%
Jun-99                  2.0%                   3.2%
Jul-99                  2.1%                   3.1%
Aug-99                  2.3%                   3.1%
Sep-99                  2.6%                   3.1%
Oct-99                  2.6%                   3.4%
Nov-99                  2.6%                   3.4%
Dec-99                  2.7%                   3.4%
Jan-00                  2.7%                   4.3%
Feb-00                  3.2%                   4.3%
Mar-00                  3.7%                   4.3%
Apr-00                  3.0%

Source: BLOOMBERG L.P.

Wage inflation also exhibited a marked upward trend during the reporting period. The Employment Cost Index, a measurement of the cost to employ workers, including both wages and benefits, rose 4.3% for the year ended March 31, 2000.

Although these rates of price and employment cost inflation may not be alarmingly high by historical standards, the Fed has demonstrated its resolve to keep inflation at bay through its communications and its actions (six federal funds rate increases since June 1999). In particular, the Fed has expressed concern that if labor markets continue to tighten, increases in wages will outpace productivity growth and place additional upward pressure on prices. In such an environment, productivity growth becomes particularly critical, as it enables companies to pay higher wages without raising prices. Non-farm productivity grew 3.0% in 1999 and at a 2.4% annualized rate in the first quarter of 2000--strong gains to be sure, but likely not strong enough to offset recent increases in employment costs.

ASSET CLASS PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ASSET CLASS % RETURNS DURING REPORTING PERIOD

            LEHMAN AGGREGATE  MSCI-EAFE (ND)   RUSSELL 2000    S&P 500
               BOND INDEX         INDEX       SMALL-CAP INDEX   INDEX
11/5/1999              0.61%           0.49%            3.23%    0.54%
11/12/1999             0.73%           2.02%            4.95%    2.44%
11/19/1999             0.32%           3.91%            7.62%    4.35%
11/26/1999             0.11%           5.22%            7.08%    3.95%
12/3/1999              0.15%           5.26%            8.43%    5.22%
12/10/1999             0.78%           6.67%            8.94%    4.10%
12/17/1999            -0.30%           6.78%            8.89%    4.39%
12/24/1999            -0.61%          10.69%           12.68%    7.13%
12/31/1999            -0.51%          12.55%           17.96%    8.04%
1/7/2000              -0.57%           7.42%           14.15%    6.00%
1/14/2000             -1.03%          10.06%           18.67%    7.74%
1/21/2000             -1.19%           7.61%           24.83%    5.99%
1/28/2000             -0.52%           7.11%           18.01%    0.02%
2/4/2000              -0.39%           9.34%           22.92%    4.81%
2/11/2000             -0.68%           9.96%           25.68%    2.07%
2/18/2000             -0.15%           8.31%           27.70%   -0.95%
2/25/2000              0.50%           9.16%           30.29%   -1.89%
3/3/2000               0.68%          11.46%           40.04%    3.81%
3/10/2000              0.48%          11.44%           41.37%    2.77%
3/17/2000              1.18%          10.11%           34.58%    7.88%
3/24/2000              1.05%          12.27%           34.49%   12.51%
3/31/2000              1.68%          12.10%           26.32%   10.49%
4/7/2000               2.49%          10.97%           27.26%   11.80%
4/14/2000              2.42%           7.09%            6.40%    0.02%
4/21/2000              2.33%           6.21%           12.97%    5.77%
4/28/2000              1.38%           6.10%           18.72%    7.17%

Compiled by CHARLES SCHWAB & CO., INC.

As shown on the chart above, equity valuations, especially of the small-cap and technology stocks, exhibited extreme volatility during the reporting period. The price/earnings (P/E) ratio for the

NASDAQ 100 Index fell by 33% in just 14 trading days during March and April. Remarkably, it remained at levels above 100 even after its precipitous decline.

Reversing a five-year period of relative under performance, small-cap stocks outperformed both large-cap stocks and international stocks for the six-month reporting period ended 4/30/00. Small-cap stocks as represented by the Russell 2000-Registered Trademark- Index achieved a total return of 18.7%. Large-cap stocks, as represented by the S&P 500-Registered Trademark- Index, returned 7.2%.

Dampened by relatively weak foreign currencies, International stocks, as represented by the Morgan Stanley Capital International Europe, Australia, Far East (MSCI-EAFE)-Registered Trademark- Index, achieved a return of 6.7% for the six-month reporting period ending 4/30/00. Reflecting the rise in intermediate-term interest rates, fixed income returns were generally weak for the period. Bond returns, as represented by the Lehman Brothers Aggregate Bond Index, were 1.4% for the six-month reporting period.

U.S. EQUITY VALUATION

The P/E ratio for the S&P 500-Registered Trademark- Index remained at very high levels during the reporting period and ended the period at a lofty 29.6 times earnings, slightly less than twice its long-term average. The P/E ratio, also known as a multiple, is the price of a stock divided by its earnings per share, and generally indicates how much investors are willing to pay for a company's earning potential. Based on other traditional market valuation measures such as the price/book (P/B) ratio or dividend yield, the U.S. stock market continues to remain at record or near record high valuation levels. Reflecting the extraordinary valuations of the technology sector, the P/E ratio (12 months trailing) for the NASDAQ 100 Index ended the period at 120.2, as compared to an average of 67 over the last five years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

S&P 500 PRICE EARNINGS RATIO

Jan.90  14.37
Feb.90  14.21
Mar.90  14.77
Apr.90  14.82
May.90  15.84
Jun.90  16.66
Jul.90  16.65
Aug.90  15.57
Sep.90  14.90
Oct.90  14.36
Nov.90  14.59
Dec.90  15.19
Jan.91  14.95
Feb.91  16.82
Mar.91  17.48
Apr.91  17.85
May.91  17.92
Jun.91  17.96
Jul.91  18.07
Aug.91  19.72
Sep.91  19.88
Oct.91  19.92
Nov.91  21.02
Dec.91  21.85
Jan.92  23.35
Feb.92  23.83
Mar.92  25.45
Apr.92  25.51
May.92  25.71
Jun.92  25.08
Jul.92  25.61
Aug.92  25.50
Sep.92  24.37
Oct.92  23.94
Nov.92  24.08
Dec.92  24.01
Jan.93  24.20
Feb.93  24.25
Mar.93  24.22
Apr.93  23.20
May.93  23.21
Jun.93  22.58
Jul.93  22.52
Aug.93  23.02
Sep.93  23.74
Oct.93  23.97
Nov.93  22.55
Dec.93  23.55
Jan.94  22.98
Feb.94  21.17
Mar.94  20.34
Apr.94  20.10
May.94  20.16
Jun.94  19.76
Jul.94  18.64
Aug.94  18.90
Sep.94  18.26
Oct.94  17.55
Nov.94  16.58
Dec.94  16.98
Jan.95  16.23
Feb.95  16.20
Mar.95  16.50
Apr.95  16.02
May.95  16.43
Jun.95  16.82
Jul.95  16.55
Aug.95  16.18
Sep.95  16.86
Oct.95  16.18
Nov.95  17.14
Dec.95  17.41
Jan.96  18.11
Feb.96  18.56
Mar.96  18.94
Apr.96  19.16
May.96  19.48
Jun.96  19.30
Jul.96  18.31
Aug.96  18.62
Sep.96  19.75
Oct.96  19.60
Nov.96  21.05
Dec.96  20.70
Jan.97  20.55
Feb.97  20.98
Mar.97  19.87
Apr.97  20.24
May.97  21.43
Jun.97  22.45
Jul.97  23.92
Aug.97  22.64
Sep.97  24.00
Oct.97  22.84
Nov.97  24.02
Dec.97  24.51
Jan.98  24.99
Feb.98  26.44
Mar.98  27.76
Apr.98  26.51
May.98  26.12
Jun.98  27.09
Jul.98  26.78
Aug.98  22.77
Sep.98  24.23
Oct.98  27.58
Nov.98  30.14
Dec.98  31.97
Jan.99  33.29
Feb.99  32.65
Mar.99  33.78
Apr.99  33.90
May.99  32.74
Jun.99  34.70
Jul.99  31.62
Aug.99  31.21
Sep.99  29.90
Oct.99  29.92
Nov.99  30.65
Dec.99  32.53
Jan.00  29.78
Feb.00  28.59
Mar.00  31.50
Apr.00  29.58

30-Year Average  15.8

Source: BLOOMBERG L.P.

TREASURY BOND YIELDS

Continuing a trend which began in October 1998, both long-term and intermediate-term rates continued to climb upward during the first three months of the reporting period. The primary driver of this upward trend was the continued strong growth of the domestic economy.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

10-YEAR AND 5-YEAR TREASURY BOND YIELDS

            TEN-YEAR TREASURY  FIVE-YEAR TREASURY
               BOND YIELD          NOTE YIELD
10.01.1999              5.97%               5.86%
10.08.1999              6.03%               5.95%
10.15.1999              6.07%               5.97%
10.22.1999              6.19%               6.10%
10.29.1999              6.02%               5.95%
11.05.1999              5.93%               5.86%
11.12.1999              5.93%               5.86%
11.19.1999              6.06%               5.99%
11.26.1999              6.12%               6.05%
12.03.1999              6.16%               6.07%
12.10.1999              6.07%               5.98%
12.17.1999              6.28%               6.19%
12.24.1999              6.41%               6.31%
12.31.1999              6.44%               6.34%
1.07.2000               6.52%               6.41%
1.14.2000               6.68%               6.58%
1.21.2000               6.77%               6.63%
1.28.2000               6.66%               6.66%
2.04.2000               6.55%               6.65%
2.11.2000               6.60%               6.70%
2.18.2000               6.49%               6.68%
2.25.2000               6.33%               6.47%
3.03.2000               6.39%               6.59%
3.10.2000               6.38%               6.60%
3.17.2000               6.19%               6.45%
3.24.2000               6.19%               6.50%
3.31.2000               6.00%               6.31%
4.07.2000               5.58%               6.18%
4.14.2000               5.58%               6.11%
4.21.2000               5.99%               6.24%
4.28.2000               6.21%               6.54%

Source: BLOOMBERG L.P.

Treasury bond yields exhibited an unusual pattern during the second half of the reporting period. Typically the yield on ten-year treasury securities exceeds those on five-year securities to compensate investors for the additional interest rate risk associated with longer duration securities. As shown in the graph above, late in January, this normal relationship reversed, resulting in what is referred to as a negative yield curve. This situation is a result of the accumulating budget surpluses, which are allowing the federal government to downsize its debt. The Treasury Department announced that it plans to buy back $30 billion in debt in 2000 starting with longer dated maturities because those payments carry the steepest interest payment. The anticipated reduction in supply resulting from this buyback program, as well as scaled back issuance, increased the price of the longer-term securities and resulted in a reduction in yields.

INTERNATIONAL PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MSCI-EAFE-Registered Trademark- COUNTRY US$ RETURNS
For the Six-Month Period Ended 4/30/00

Belgium         -21.4%
Austria         -14.3%
Ireland         -10.4%
Switzerland      -6.0%
Norway           -5.6%
New Zealand      -1.1%
Australia        -0.8%
United Kingdom   -0.3%
Singapore         4.8%
Netherlands       5.1%
Portugal          6.0%
Italy             6.2%
Japan             7.8%
Denmark           8.2%
Spain             9.4%
Hong Kong        17.9%
France           21.0%
Germany          21.8%
Sweden           70.7%
Finland         117.5%

Source: DATASTREAM

The MSCI-EAFE Index gained 6.7% in U.S. dollar terms (excluding reinvested dividends) during the six-month reporting period. In local currency terms, it gained 15.6% reflecting the relative weakness of most foreign currencies (compared to the dollar) during the period.

The strongest performing countries for the period were Finland, Sweden and Germany. Those countries with the largest negative returns were Belgium, Austria and Ireland.

INSTITUTIONAL SELECT-TM- S&P 500 FUND
FUND PERFORMANCE

AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED 4/30/00

                                                                                                 SINCE INCEPTION
                                                    SIX MONTHS(1)            ONE YEAR               (2/1/99)
----------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SELECT S&P 500 FUND(2)                     7.08%                 9.95%                  11.90%
----------------------------------------------------------------------------------------------------------------
S&P 500-Registered Trademark- Index                      7.19%                10.13%                  12.10%
----------------------------------------------------------------------------------------------------------------
Index Tracking Differential                             (0.11)%               (0.18)%                 (0.20)%
----------------------------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 3/31/00. As of 3/31/00, the fund's six-month, one-year and since-inception average annual total returns would have been 17.47%, 17.82% and 15.86%, respectively.

Also shown is the difference between the total returns of the S&P 500 Index and the Institutional Select S&P 500 Fund, which is often referred to as the "tracking differential." The tracking differential arises due to several factors. For example, unlike the index, the fund has operating expenses and incurs trading costs when it buys or sells securities. The fund also may hold non-index securities that can produce either higher or lower returns than their index counterparts. Furthermore, unlike the index, the fund holds a portion of its assets in cash.

(1) Actual, not annualized, because period is less than one year.

(2) Charles Schwab Investment Management, Inc. (the investment adviser) and Schwab waived a portion of their fees during the reporting period and have guaranteed through at least 12/31/05 that total operating expenses will not exceed 0.15%. Without such reductions, the fund's average annual returns would have been lower.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

          INSTITUTIONAL SELECT -TM- S&P 500 FUND  S&P 500 -REGISTERED TRADEMARK- INDEX
02/01/99                                 $10,000                                $10,000
02/28/99                                  $9,680                                 $9,689
03/31/99                                 $10,070                                $10,077
04/30/99                                 $10,460                                $10,467
05/31/99                                 $10,200                                $10,220
06/30/99                                 $10,770                                $10,787
07/31/99                                 $10,440                                $10,450
08/31/99                                 $10,380                                $10,398
09/30/99                                 $10,100                                $10,113
10/31/99                                 $10,740                                $10,753
11/30/99                                 $10,950                                $10,972
12/31/99                                 $11,602                                $11,618
01/31/00                                 $11,016                                $11,035
02/29/00                                 $10,804                                $10,826
03/31/00                                 $11,864                                $11,885
04/30/00                                 $11,501                                $11,527

The above graph compares the growth of a hypothetical $10,000 investment in the Institutional Select-TM- S&P 500 Fund, made at its inception, with a similar investment in the S&P 500-Registered Trademark- Index. A detailed analysis of the performance of the fund is provided in the Fund Discussion section later in this report.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the fund. Investors cannot invest in an index directly.

ASSETS

----------------------------------------------------------------------
Total net assets as of 10/31/99 (000s)                        $238,476
----------------------------------------------------------------------
Total net assets as of 4/30/00 (000s)                         $341,107
----------------------------------------------------------------------
Percentage growth from 10/31/99 to 4/30/00                       43.0%
----------------------------------------------------------------------

INSTITUTIONAL SELECT-TM- S&P 500 FUND
PORTFOLIO SNAPSHOT

The Institutional Select S&P 500 Fund (the fund) seeks high total return by tracking the performance of the S&P 500-Registered Trademark- Index. To do this, it invests primarily in common stocks of the S&P 500 Index, a widely recognized, unmanaged index comprised of 500 mainly large-cap stocks selected by Standard & Poor's-Registered Trademark-. As of April 30, 2000, the aggregate market capitalization of the S&P 500 Index represented approximately 80% of the total value of the U.S. stock market.* Common stocks of the 50 largest companies in the S&P 500 Index accounted for approximately 57% of the index. Standard & Poor's rebalances the index periodically and with no set schedule. The information below, and on the following page, provides a snapshot of the fund's characteristics as of 4/30/00, and is not indicative of its composition after that date. The terms used below are defined on pages 22 and 23. A complete list of securities in the fund's portfolio as of 4/30/00 is provided in the Schedule of Investments later in this report.

FUND FACTS

                                                         INSTITUTIONAL SELECT                      PEER GROUP
                                                            S&P 500 FUND**                          AVERAGE+
---------------------------------------------------------------------------------------------------------------------
Number of Issues                                                   503                                  138
---------------------------------------------------------------------------------------------------------------------

Median Market Cap ($ Mil)                                      $71,141+                             $58,904
---------------------------------------------------------------------------------------------------------------------

Price/Earnings (P/E) Ratio                                        31.3+                                35.4
---------------------------------------------------------------------------------------------------------------------

Price/Book (P/B) Ratio                                             8.0+                                 9.5
---------------------------------------------------------------------------------------------------------------------
12-Month Yield                                                    0.78%+                               0.45%
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                              4%                                  75%
---------------------------------------------------------------------------------------------------------------------
Three-Year Beta                                                    N/A                                 0.94%
---------------------------------------------------------------------------------------------------------------------
Expense Ratio                                                     0.15%***                             1.34%
---------------------------------------------------------------------------------------------------------------------

 * Source: Wilshire Associates. The U.S. stock market as represented by the Wilshire 5000 Index.

 ** Compiled by Charles Schwab & Co., Inc. This information is for illustrative purposes only and is not intended to show, predict or guarantee future composition of the fund.

*** Reflects a voluntary reduction by the investment adviser and Schwab, which is guaranteed through at least 12/31/05 (excluding interest, taxes and certain non-routine expenses).

  + Source: Morningstar, Inc. This information is as of 4/30/00, and is for illustrative purposes only. It is not intended to show, predict or guarantee future composition of the fund. The peer group average is based on 2,297 large-cap funds as tracked by Morningstar.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       PORTFOLIO COMPOSITION BY INDUSTRY
                                 AS OF 4/30/00

Other                             25.4%
Business Machines and Software    16.5%
Electronics                       12.2%
Healthcare/Drugs and Medicine      9.6%
Telephone                          6.8%
Retail                             5.9%
Producer Goods and Manufacturing   5.4%
Miscellaneous Finance              5.3%
Banks                              4.7%
Business Services                  4.4%
Media                              3.8%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         EQUITY INVESTMENT STYLE BOX(1)
                                 AS OF 4/30/00

--STYLE--
  VALUE    BLEND  GROWTH  --MARKET CAP--
               X                   Large
                                  Medium
                                   Small

TOP 10 HOLDINGS
AS A PERCENTAGE OF FUND INVESTMENTS(2)

--------------------------------------------
General Electric Co.                    4.1%
--------------------------------------------
Cisco Systems, Inc.                     3.8%
--------------------------------------------
Intel Corp.                             3.4%
--------------------------------------------
Microsoft Corp.                         2.9%
--------------------------------------------
Exxon Mobil Corp.                       2.1%
--------------------------------------------

--------------------------------------------
Wal-Mart Stores, Inc.                   2.0%
--------------------------------------------
Oracle Corp.                            1.8%
--------------------------------------------
International Business Machines Corp.   1.6%
--------------------------------------------
Citigroup, Inc.                         1.6%
--------------------------------------------
Lucent Technologies, Inc.               1.6%
--------------------------------------------

(1) Source: Morningstar, Inc. The style box illustrates the composition of the fund's portfolio as of 4/30/00. It is not indicative of its holdings after that date, nor does it represent an exact assessment of risk or future assessment or any type of future performance. Placement is based on the fund's P/E and P/B ratios relative to the S&P 500-Registered Trademark-Index, as well as the size of the companies in which it invests, or median market capitalization.

(2) Nothing in this report represents a recommendation of a security by the investment adviser.

INSTITUTIONAL SELECT-TM- LARGE-CAP VALUE INDEX FUND
FUND PERFORMANCE

AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED 4/30/00

                                                                                              SINCE INCEPTION
                                                 SIX MONTHS(1)            ONE-YEAR               (2/1/99)
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SELECT LARGE-CAP VALUE
INDEX FUND(2)                                         2.59%                  0.25%                  7.62%
-------------------------------------------------------------------------------------------------------------
S&P 500/BARRA Value Index                             2.70%                  0.46%                  7.97%
-------------------------------------------------------------------------------------------------------------
Index Tracking Differential                         (0.11)%                (0.21)%                (0.35)%
-------------------------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 4/30/00. As of 4/30/00, the fund's six-month, one-year and since-inception average annual total returns would have been 9.19%, 9.51% and 8.88%, respectively.

Also shown is the difference between the total returns of the S&P 500/BARRA Value Index and the Institutional Select Large-Cap Value Index Fund, which is often referred to as the "tracking differential." (See page 6 for a more detailed discussion).

(1) Actual, not annualized, because period is less than one year.

(2) The investment adviser and Schwab waived a portion of their fees during the reporting period and have guaranteed through at least 12/31/05 that total operating expenses will not exceed 0.25%. Without such reductions, the fund's average annual returns would have been lower.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

          INSTITUTIONAL SELECT -TM- LARGE-CAP  S&P 500/BARRA
                   VALUE INDEX FUND             VALUE INDEX
02/01/99                              $10,000        $10,000
02/28/99                               $9,780         $9,785
03/31/99                              $10,080        $10,081
04/30/99                              $10,930        $10,950
05/31/99                              $10,730        $10,756
06/30/99                              $11,140        $11,169
07/31/99                              $10,790        $10,826
08/31/99                              $10,520        $10,553
09/30/99                              $10,110        $10,140
10/31/99                              $10,680        $10,712
11/30/99                              $10,620        $10,649
12/31/99                              $11,008        $11,049
01/31/00                              $10,650        $10,698
02/29/00                               $9,996        $10,030
03/31/00                              $11,039        $11,076
04/30/00                              $10,957        $11,001

The above graph compares the growth of a hypothetical $10,000 investment in the Institutional Select Large-Cap Value Index Fund, made at its inception, with a similar investment in the S&P 500/BARRA Value Index. A detailed analysis of the performance of the fund is provided in the Fund Discussion section later in this report.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the fund. Investors cannot invest in an index directly.

ASSETS

----------------------------------------------------------------------
Total net assets as of 10/31/99 (000s)                        $ 71,485
----------------------------------------------------------------------
Total net assets as of 4/30/00 (000s)                         $102,856
----------------------------------------------------------------------
Percentage growth from 10/31/99 to 4/30/00                       43.9%
----------------------------------------------------------------------

INSTITUTIONAL SELECT-TM- LARGE-CAP VALUE INDEX FUND
PORTFOLIO SNAPSHOT

The Institutional Select Large-Cap Value Index Fund (the fund) seeks high total return by tracking the performance of the S&P 500/BARRA Value Index. To do this, it invests primarily in common stocks of the S&P/ BARRA Value index, a widely recognized index comprised of approximately 350 large-cap common stocks determined by BARRA, Inc. and Standard & Poor's-Registered Trademark- to be "value" stocks. The total value of the index (as measured by the combined market capitalization of the companies included in the index) is approximately half the total value of the S&P 500-Registered Trademark- Index. The companies with the highest price/book ratios may be included in the index. BARRA, Inc., and Standard & Poor's rebalance the index at least semiannually. The information below, and on the following page, provides a snapshot of the fund's characteristics as of 4/30/00, and is not indicative of its composition after that date. The terms as used below are defined on pages 22 and 23. A complete list of securities in the fund's portfolio as of 4/30/00 is provided in the Schedule of Investments later in this report.

FUND FACTS

                                                   INSTITUTIONAL SELECT LARGE-CAP                      PEER GROUP
                                                         VALUE INDEX FUND*                              AVERAGE+
-------------------------------------------------------------------------------------------------------------------------
Number of Issues                                                  390                                       138
-------------------------------------------------------------------------------------------------------------------------

Median Market Cap ($ Mil)                                     $32,590+                                  $58,904
-------------------------------------------------------------------------------------------------------------------------

Price/Earnings (P/E) Ratio                                       23.8+                                     35.4
-------------------------------------------------------------------------------------------------------------------------

Price/Book (P/B) Ratio                                            3.9+                                      9.5
-------------------------------------------------------------------------------------------------------------------------
12-Month Yield                                                   1.00%+                                    0.45%
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                            15%                                       75%
-------------------------------------------------------------------------------------------------------------------------
Three-Year Beta                                                   N/A                                      0.94
-------------------------------------------------------------------------------------------------------------------------
Expense Ratio                                                    0.25%**                                   1.34%
-------------------------------------------------------------------------------------------------------------------------

 * Compiled by Charles Schwab & Co., Inc. This information is for illustrative purposes only and is not intended to show, predict or guarantee future composition of the fund.

** Reflects a reduction by the investment adviser and Schwab, which is guaranteed through at least 12/31/05 (excluding interest, taxes and certain non-routine expenses).

 + Source: Morningstar, Inc. This information is as of 4/30/00, and is for illustrative purposes only. It is not intended to show, predict or guarantee future composition of the fund. The peer group average is based on 2,297 large-cap funds as tracked by Morningstar.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       PORTFOLIO COMPOSITION BY INDUSTRY
                                 AS OF 4/30/00

Other                           30.5%
Telephone                       10.8%
Miscellaneous Finance           10.2%
Banks                           10.0%
Oil-International                8.2%
Insurance                        6.0%
Media                            5.5%
Utilities-Electric and Gas       5.4%
Business Machines and Software   4.8%
Electronics                      4.5%
Retail                           4.1%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         EQUITY INVESTMENT STYLE BOX(1)
                                 AS OF 4/30/00

        --STYLE--
WEIGHTED AVERAGE MATURITY
          VALUE            BLEND  GROWTH  --MARKET CAP--
X                                                  Large
                                                  Medium
                                                   Small

TOP 10 HOLDINGS
AS A PERCENTAGE OF FUND INVESTMENTS(2)

---------------------------------------------
Exxon Mobil Corp.                        4.6%
---------------------------------------------
Citigroup, Inc.                          3.5%
---------------------------------------------
American International Group, Inc.       2.9%
---------------------------------------------
AT&T Corp.                               2.6%
---------------------------------------------
Hewlett-Packard Co.                      2.3%
---------------------------------------------
---------------------------------------------
MCI Worldcom, Inc.                       2.2%
---------------------------------------------
Royal Dutch Petroleum Co. - Sponsored
ADR                                      2.1%
---------------------------------------------
Bell Atlantic Corp.                      1.6%
---------------------------------------------
BellSouth Corp.                          1.6%
---------------------------------------------
Walt Disney Co.                          1.6%
---------------------------------------------

(1) Source: Morningstar, Inc. The style box illustrates the composition of the fund's portfolio as of 4/30/00. It is not indicative of its holdings after that date, nor does it represent an exact assessment of risk or future assessment or any type of future performance. Placement is based on the fund's P/E and P/B ratios relative to the S&P 500-Registered Trademark-Index, as well as the size of the companies in which it invests, or median market capitalization.

(2) Nothing in this report represents a recommendation of a security by the investment adviser.

INSTITUTIONAL SELECT-TM- SMALL-CAP VALUE INDEX FUND
FUND PERFORMANCE

AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED 4/30/00

                                                                                              SINCE INCEPTION
                                                 SIX MONTHS(1)            ONE YEAR               (2/1/99)
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SELECT SMALL-CAP VALUE
INDEX FUND(2)                                         9.21%                  8.88%                      6.39%
-------------------------------------------------------------------------------------------------------------
S&P Small-Cap 600/BARRA Value Index                   8.77%                  8.51%                      6.33%
-------------------------------------------------------------------------------------------------------------
Index Tracking Differential                           0.44%                  0.37%                    (0.06)%
-------------------------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 3/31/00. As of 3/31/00, the fund's six-month, one-year and since-inception average annual total returns would have been 5.89%, 17.38% and 6.14%, respectively.

Also shown is the difference between the total returns of the S&P Small-Cap 600/BARRA Value Index and the Institutional Select Small-Cap Value Index Fund, which is often referred to as the "tracking differential." (See page 6 for a more detailed discussion).

(1) Actual, not annualized, because period is less than one year.

(2) The investment adviser and Schwab waived a portion of their fees during the reporting period and have guaranteed through at least 12/31/05 that total operating expenses will not exceed 0.32%. Without such reductions, as of 4/30/00 the fund's average annual returns would have been lower.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

          INSTITUTIONAL SELECT -TM- SMALL-CAP VALUE INDEX FUND  S&P 600/BARRA VALUE INDEX
02/01/99                                               $10,000                    $10,000
02/28/99                                                $9,170                     $9,186
03/31/99                                                $9,130                     $9,150
04/30/99                                                $9,920                     $9,947
05/31/99                                               $10,310                    $10,345
06/30/99                                               $10,930                    $10,973
07/31/99                                               $10,760                    $10,802
08/31/99                                               $10,310                    $10,349
09/30/99                                               $10,120                    $10,159
10/31/99                                                $9,890                     $9,924
11/30/99                                               $10,120                    $10,147
12/31/99                                               $10,411                    $10,425
01/31/00                                                $9,886                     $9,891
02/29/00                                               $10,338                    $10,338
03/31/00                                               $10,716                    $10,720
04/30/00                                               $10,801                    $10,795

The above graph compares the growth of a hypothetical $10,000 investment in the Institutional Select Small-Cap Value Index Fund, made at its inception, with a similar investment in the S&P Small-Cap 600/BARRA Value Index. A detailed analysis of the performance of the fund is provided in the Fund Discussion section later in this report.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the fund. Investors cannot invest in an index directly.

ASSETS

---------------------------------------------------------------------
Total net assets as of 10/31/99 (000s)                        $31,644
---------------------------------------------------------------------
Total net assets as of 4/30/00 (000s)                         $34,533
---------------------------------------------------------------------
Percentage growth from 10/31/99 to 4/30/00                       9.1%
---------------------------------------------------------------------

INSTITUTIONAL SELECT-TM- SMALL-CAP VALUE INDEX FUND
PORTFOLIO SNAPSHOT

The Institutional Select Small-Cap Value Index Fund (the fund) seeks high total return by tracking the performance of the S&P SmallCap 600/BARRA Value index. To do this, it invest primarily in common stocks of the S&P SmallCap 600/BARRA Value Index, a widely recognized index composed of approximately 375 small-cap common stocks determined by BARRA, Inc. and Standard &
Poor's-Registered Trademark- to be "value" stocks. The total value of the index (as measured by the combined market capitalization of the companies included in the index) is approximately half the total value of the S&P SmallCap 600 Index. The companies with the highest price/book ratios may be included in the index. BARRA, Inc. and Standard & Poor's rebalance the index at least semiannually. The information below, and on the following page, provides a snapshot of the fund's characteristics as of 4/30/00, and is not indicative of its composition after that date. The terms used below are defined on pages 22 and 23. A complete list of the securities in the fund's portfolio as of 4/30/00 is provided in the Schedule of Investments later in this report.

FUND FACTS

                                                       INSTITUTIONAL SELECT SMALL-CAP            PEER GROUP
                                                             VALUE INDEX FUND*                    AVERAGE+
-----------------------------------------------------------------------------------------------------------
Number of Issues                                                     404                              180
-----------------------------------------------------------------------------------------------------------

Median Market Cap ($ Mil)                                           $513+                          $1,019
-----------------------------------------------------------------------------------------------------------

Price/Earnings (P/E) Ratio                                          19.0+                            30.3
-----------------------------------------------------------------------------------------------------------

Price/Book (P/B) Ratio                                               2.2+                             6.7
-----------------------------------------------------------------------------------------------------------
12-Month Yield                                                      0.87%+                           0.21%
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                               44%                              92%
-----------------------------------------------------------------------------------------------------------
Three-Year Beta                                                      N/A                             0.87
-----------------------------------------------------------------------------------------------------------
Expense Ratio                                                       0.32%**                          1.59%
-----------------------------------------------------------------------------------------------------------

 * Compiled by Charles Schwab & Co., Inc. This information is for illustrative purposes only and is not intended to show, predict or guarantee future composition of the fund.

** Reflects a reduction by the investment adviser and Schwab, which is guaranteed through at least 12/31/05 (excluding interest, taxes and certain non-routine expenses).

 + Source: Morningstar, Inc. This information is as of 4/30/00, and is for illustrative purposes only. It is not intended to show, predict or guarantee future composition of the fund. The peer group average is based on 845 small-cap funds as tracked by Morningstar.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       PORTFOLIO COMPOSITION BY INDUSTRY
                                 AS OF 4/30/00

Other                             35.3%
Electronics                       10.8%
Business Services                  8.5%
Healthcare/Drugs and Medicine      8.1%
Producer Goods and Manufacturing   6.9%
Banks                              6.5%
Miscellaneous Finance              6.1%
Utilities-Energy and Gas           5.0%
Retail                             4.8%
Oil-Domestic                       4.3%
Apparel                            3.7%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         EQUITY INVESTMENT STYLE BOX(1)
                                 AS OF 4/30/00

--STYLE--
  VALUE    BLEND  GROWTH  --MARKET CAP--
                                   Large
                                  Medium
x                                  Small

TOP 10 HOLDINGS
AS A PERCENTAGE OF FUND INVESTMENTS(2)

---------------------------------------------
International Rectifier Corp.            1.6%
---------------------------------------------
Radian Group, Inc.                       1.0%
---------------------------------------------
Snyder Communications, Inc.              0.9%
---------------------------------------------
Universal Health Services, Inc.          0.9%
---------------------------------------------
Newfield Exploration Co.                 0.9%
---------------------------------------------
---------------------------------------------
Centura Banks, Inc.                      0.9%
---------------------------------------------
Zale Corp.                               0.8%
---------------------------------------------
AmeriCredit Corp.                        0.8%
---------------------------------------------
Coherent, Inc.                           0.8%
---------------------------------------------
Silicon Valley Bancshares                0.8%
---------------------------------------------

(1) Source: Morningstar, Inc. The style box illustrates the composition of the fund's portfolio as of 4/30/00. It is not indicative of its holdings after that date, nor does it represent an exact assessment of risk or future assessment or any type of future performance. Placement is based on the fund's P/E and P/B ratios relative to the S&P 500-Registered Trademark-Index, as well as the size of the companies in which it invests, or median market capitalization.

(2) Nothing in this report represents a recommendation of a security by the investment adviser.

PORTFOLIO MANAGEMENT

PORTFOLIO MANAGEMENT TEAM

GERI HOM--vice president and senior portfolio manager, has overall responsibility for the management of the Institutional Select-TM- Funds. Geri also manages all of the Schwab Equity Index Funds and the Schwab Analytics Fund-Registered Trademark- and she co-manages the Schwab MarketTrack Portfolios-TM-. Geri joined CSIM in March 1995 as portfolio manager and was promoted to her current position in December 1996. She currently manages approximately $19 billion in indexed equity mutual fund assets. Prior to joining CSIM, Geri was a principal for Wells Fargo Nikko Investment Advisors and vice president and manager of the Domestic Equity Portfolio Management Group for Wells Fargo Nikko.

LARRY MANO--director and portfolio manager, has day-to-day portfolio management responsibilities for the Institutional Select Large-Cap Value Index Fund and the Institutional Select Small-Cap Value Index Fund. Prior to joining the firm in 1998, he spent 20 years at Wilshire Associates, where he directed the development of equity index investment products.

FUND DISCUSSION

QUESTIONS TO THE
PORTFOLIO MANAGEMENT TEAM

Q. HOW DID THE FUNDS PERFORM DURING THE REPORTING PERIOD?

A. As discussed in the MARKET OVERVIEW section of this report, large-cap domestic equities, such as the S&P 500 Index, relinquished a five year hold as being the strongest performing asset class to the small-cap asset class. Additionally, value stocks underperformed growth stocks across both large-cap and small-cap styles.

INSTITUTIONAL SELECT S&P 500 FUND

                            BEFORE TAX:        AFTER TAX:(1)
                       SIX MONTHS   ONE YEAR     ONE YEAR
------------------------------------------------------------
Institutional Select
S&P 500 Fund              7.08%       9.95%        9.54%
------------------------------------------------------------
S&P 500 Index             7.19%      10.13%          N/A
------------------------------------------------------------
Average Large-Cap
Fund(2)                  11.41%      14.32%       12.17%
------------------------------------------------------------

INSTITUTIONAL SELECT LARGE-CAP VALUE FUND

                            BEFORE TAX:        AFTER TAX:(1)
                       SIX MONTHS   ONE YEAR     ONE YEAR
------------------------------------------------------------
Institutional Select
Large-Cap Value Fund     2.59%        0.25%       (0.61)%
------------------------------------------------------------
S&P 500/Barra Value
Index                    2.70%        0.46%           N/A
------------------------------------------------------------
Average Large-Cap
Value Fund(3)            1.83%      (1.67)%       (3.77)%
------------------------------------------------------------

INSTITUTIONAL SELECT SMALL-CAP VALUE FUND

                            BEFORE TAX:        AFTER TAX:(1)
                       SIX MONTHS   ONE YEAR     ONE YEAR
------------------------------------------------------------
Institutional Select
Small-Cap Value Fund      9.21%       8.88%        6.76%
------------------------------------------------------------
S&P Small-Cap 600/
Barra Value Index         8.77%       8.51%          N/A
------------------------------------------------------------
Average Small-Cap
Value Fund(4)            11.92%      11.24%       10.17%
------------------------------------------------------------

(1) After-tax returns assume the maximum federal income tax rate of 39.6% on dividends and 20% on capital gains distributions. Tax rates vary and may be higher or lower than those shown. State and local taxes have not been considered. After-tax return information is not applicable to shareholders in tax-deferred accounts such as IRAs or 401ks. Past after-tax information is not a prediction of future tax efficiency. These after-tax returns do not reflect any taxes you may have to pay as a result of selling your shares.

(2) Source: Morningstar, Inc. as of 4/30/00 the large-cap fund category contained 1,083 funds with six-month track records and 1,065 funds with one-year track records.

(3) Source: Morningstar, Inc. as of 4/30/00 the large-cap value fund category contained 287 funds with six-month track records and 285 funds with one-year track records.

(4) Source: Morningstar, Inc. as of 4/30/00 the small-cap value fund category contained 131 funds with six-month track records and 131 funds with one-year track records.

Q. CAN YOU PROVIDE SOME HISTORICAL PERSPECTIVE ON VALUE STOCK RETURNS COMPARED TO GROWTH STOCK RETURNS?

A. Schwab Center for Investment Research (SCIR) found that the value stocks historically have shown much less volatility. Whether looking at the past 10, 15, or 20 years, value stocks exhibited only three-quarters the volatility of growth stocks. Volatility was measured by the annualized standard deviation of monthly total returns for each index.

On the return side, the data is less definitive. Although value stock returns have outperformed growth stock returns for the period from 1975 through 1998, there have been periods when growth stocks have performed better than value stocks and vice versa. These shifting results are driven by the fact that value and growth stocks have tended to take turns leading the market and these "performance cycles" have varied in length and magnitude, as shown by the second graph below. Depending on which time period you consider, growth looked better than value and vice versa, although the value cycles tended to be longer. Although these cycles may not be entirely random, predicting them is difficult.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Growth of a Hypothetical $1 Investment

          S&P/BARRA 500 GROWTH  S&P/BARRA 500 VALUE
1/1/1975                 $1.00                $1.00
1975                     $1.32                $1.43
1976                     $1.50                $1.93
1977                     $1.32                $1.88
1978                     $1.41                $2.00
1979                     $1.63                $2.42
1980                     $2.28                $3.00
1981                     $2.05                $3.00
1982                     $2.51                $3.63
1983                     $2.91                $4.68
1984                     $2.98                $5.17
1985                     $3.97                $6.70
1986                     $4.55                $8.15
1987                     $4.85                $8.45
1988                     $5.43               $10.28
1989                     $7.40               $12.97
1990                     $7.42               $12.08
1991                    $10.26               $14.81
1992                    $10.78               $16.37
1993                    $10.96               $19.41
1994                    $11.31               $19.29
1995                    $15.62               $26.43
1996                    $19.36               $32.24
1997                    $26.43               $41.90
1998                    $37.57               $48.05

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

VALUE AND GROWTH
RELATIVE PERFORMANCE: 1975-1998

             GROWTH                VALUE
      RELATIVE PERFORMANCE  RELATIVE PERFORMANCE
1975                                      11.66%
1976                                      21.09%
1977                                       9.25%
1978                -0.62%
1979                                       5.44%
1980               -15.81%
1981                                       9.83%
1982                -0.99%
1983                                      12.65%
1984                                       8.19%
1985                -3.63%
1986                                       7.17%
1987                -2.82%
1988                                       9.72%
1989               -10.27%
1990                -7.05%
1991               -15.81%
1992                                       5.46%
1993                                      16.92%
1994                -3.77%
1995                -1.14%
1996                -1.97%
1997                -6.54%
1998               -27.49%

Q. CAN YOU PROVIDE SOME BACKGROUND ON THE S&P/ BARRA VALUE INDICES?

A. The S&P 500/BARRA Value Index, and its counterpart, the S&P 500/BARRA Growth Index, are based on methodology developed by 1990 Nobel Laureate William F. Sharpe, who determined that dividing S&P 500 stocks into growth and value indices can account for 90% of the monthly variation in return. Stocks from the S&P 500 Index are divided into value and growth indices based on book value relative to price.

The S&P 500/BARRA VALUE INDEX is a widely recognized index designed to reflect the performance of large capitalization "value stocks." The Index includes those S&P 500 Index stocks with generally higher P/B ratios, and is rebalanced semiannually. Its market capitalization is about half the market capitalization of the S&P 500 Index. Conceptually speaking, the Index is constructed by first ranking all S&P 500 stocks by their P/B ratios. Then, the stocks with higher P/B ratios are placed in the S&P/BARRA Value Index until the Index represents about half of the total market capitalization of the S&P 500 Index. This methodology has the benefits of being objective and easy to understand.

The S&P SMALL-CAP 600/BARRA VALUE INDEX is a widely recognized index designed to reflect the performance of small capitalization "value stocks." The Index includes those S&P Small-Cap 600 Index stocks with generally higher P/B ratios, and is rebalanced semiannually. (The S&P Small-Cap 600 Index is composed of stocks selected by Standard & Poor's-Registered Trademark- to reflect the performance of U.S. small capitalization stocks.) Its market capitalization is about half the market capitalization of the S&P Small-Cap 600 Index. Conceptually speaking, the Index is constructed by first ranking all S&P 600 stocks by their P/B ratios. Then the stocks with higher P/B ratios are placed in the S&P Small-Cap 600/BARRA Value Index until the Index represents about half of the total market capitalization of the S&P Small-Cap 600 Index. This methodology has the benefits of being objective and easy to understand.

GLOSSARY

ASSET ALLOCATION--The division of holdings among different types of assets, such as domestic stocks, international stocks, bonds and cashequivalent securities.

BETA--A measure of a stock's volatility relative to the overall stock market. The beta of the S&P 500-Registered Trademark- Index is 1. Any investment that is more volatile than the market as a whole has a beta value higher than 1. If the beta is less than 1, the investment is considered to be less volatile than the market.

CAPITAL GAIN (LOSS)--When a stock is sold for a profit, the difference between the net sales price and its net purchase price, or cost basis, is a capital gain. If a stock is sold below cost, the difference is a capital loss.

EARNINGS GROWTH RATE--The average annual rate of growth in earnings over the past five years for the stocks in a fund's portfolio.

EARNINGS PER SHARE (EPS)--The net income (or earnings) of a company for the past 12 months divided by the current number of shares outstanding.

EXPENSE RATIO--Amount, expressed as a percentage of total investment, that shareholders pay annually for mutual fund operating expenses and management fees.

MARKET CAPITALIZATION--The dollar value of a company or the amount someone would pay to buy the company today. It is calculated by multiplying the total number of outstanding shares by the current price per share. Median market cap is the midpoint of a fund's total market capitalization, weighted by the portion of assets invested in each holding. As a result, half of the fund's holdings will have market caps above the median, and the rest below it.

NET ASSET VALUE (NAV)--The market value of a fund share.

PRICE/BOOK (P/B) RATIO--Compares a stock's market value with the value of total assets minus intangible assets and total liabilities (the book value). It is determined by dividing the current price of the stock by common stockholder equity per share. In evaluating stocks, comparing P/B ratios often works well in situations where price/earnings ratios do not, because the P/B ratio is stable over time and is always a positive number. P/B ratios are best used for comparisons within an industry rather than between industries, as certain industries will usually contain stocks that have all high or all low P/B ratios. For mutual funds the P/B ratio is the weighted average of all the stocks' P/B ratios in the portfolio.

PRICE/EARNINGS (P/E) RATIO--The ratio of a company's stock price to its earnings per share over the past year. For mutual funds the P/E ratio is the weighted average of all the stocks' P/E ratios in the mutual fund's portfolio. The P/E is an indicator of market expectations about a company's prospects. Typically, the higher the P/E, the greater the expectations for a company's future growth. Because earnings are volatile and sometimes "negative," however, the P/E has its limitations and may fail as a measure for a significant number of stocks at any given time.

RETURN ON EQUITY--The average annual rate of return generated by the companies a fund holds during the past five years for each dollar of shareholders' equity (net income divided by shareholders' equity).

STOCK--A share of ownership, or equity, in a corporation.
22

TOTAL RETURN--The sum of dividends, plus capital gains (or losses).

TURNOVER RATE--An indication of a fund's trading activity. Funds with higher turnover rates typically incur higher transaction costs and are more likely to distribute capital gains, which are taxable to investors.

YIELD--The income generated by an investment, expressed as a percentage of its price.

INSTITUTIONAL SELECT(TM) S&P 500 FUND
SCHEDULE OF INVESTMENTS
April 30, 2000 (Unaudited)

                               Number        Value
                              of Shares     (000s)
                              ---------   -----------
--------------------------------------------------------------------------------
COMMON STOCK -- 99.2%
--------------------------------------------------------------------------------
AEROSPACE / DEFENSE -- 1.0%
B.F. Goodrich Co.                2,800      $    89
Boeing Co.                      23,700          941
Crane Co.                        1,800           48
General Dynamics Corp.           5,500          322
Lockheed Martin Corp.           10,800          269
Northrop Grumman Corp.           1,900          135
Raytheon Co., Class B            9,300          206
Rockwell International Corp.     5,200          205
Textron, Inc.                    4,300          266
TRW, Inc.                        3,200          187
United Technologies Corp.       12,900          802
                                            -------
                                              3,470
                                            -------
--------------------------------------------------------------------------------
AIR TRANSPORTATION -- 0.3%
AMR Corp.+                       3,900          133
Delta Air Lines, Inc.            3,400          179
FedEx Corp.+                     7,800          294
Southwest Airlines Co.          13,500          293
U.S. Airways Group, Inc.+        2,000           56
                                            -------
                                                955
                                            -------
--------------------------------------------------------------------------------
ALCOHOLIC BEVERAGES -- 0.3%
Adolph Coors Co., Class B        1,000           51
Anheuser-Busch Cos., Inc.       12,800          903
Brown-Forman Corp., Class B      1,800           98
                                            -------
                                              1,052
                                            -------
--------------------------------------------------------------------------------
APPAREL -- 0.2%
Liz Claiborne, Inc.              1,500           69
Nike, Inc., Class B              7,500          326
Reebok International Ltd.+       1,500           25
Russell Corp.                      800           16
Springs Industries, Inc.         1,000           41
VF Corp.                         3,000           85
                                            -------
                                                562
                                            -------
--------------------------------------------------------------------------------
AUTOMOTIVE PRODUCTS / MOTOR VEHICLES -- 1.5%
Cooper Tire & Rubber Co.         1,800           24
Cummins Engine Co., Inc.         1,000           36
Dana Corp.                       4,500          137
Danaher Corp.                    4,100          234
Delphi Automotive Systems Corp. 15,249          292
Eaton Corp.                      2,000          168
Ford Motor Co.                  33,000        1,805

                               Number        Value
                              of Shares     (000s)
                              ---------   -----------
General Motors Corp.            17,700      $ 1,657
Genuine Parts Co.                4,600          121
Goodyear Tire & Rubber Co.       4,300          119
Harley-Davidson, Inc.            8,300          330
Navistar International Corp.+    1,700           59
                                            -------
                                              4,982
                                            -------
--------------------------------------------------------------------------------
BANKS -- 4.8%
AmSouth Bancorp.                10,500          153
Bank of America Corp.           47,000        2,303
Bank of New York Co., Inc.      20,200          829
Bank One Corp.                  31,200          952
BB&T Corp.                       9,300          248
Chase Manhattan Corp.           22,500        1,621
Comerica, Inc.                   4,300          182
Fifth Third Bancorp.             8,400          530
First Union Corp.               26,900          857
Firstar Corp.                   26,763          666
Fleet Boston Financial Corp.    25,031          887
Huntington Bancshares, Inc.      6,030          110
J.P. Morgan & Co., Inc.          5,100          655
KeyCorp, Inc.                   12,200          226
Mellon Financial Corp.          13,700          440
National City Corp.             16,600          282
Northern Trust Corp.             6,200          398
Old Kent Financial Corp.         3,600          108
PNC Financial Services Group     8,100          353
Providian Financial Corp.        4,000          352
Regions Financial Corp.          5,900          121
SouthTrust Corp.                 4,600          110
State Street Corp.               4,500          436
Summit Bancorp.                  4,600          117
SunTrust Banks, Inc.             8,800          447
Synovus Financial Corp.          7,600          141
U.S. Bancorp.                   20,300          412
Union Planters Corp.             3,900          110
Wachovia Corp.                   5,600          351
Wells Fargo & Co.               45,100        1,852
                                            -------
                                             16,249
                                            -------
--------------------------------------------------------------------------------
BUSINESS MACHINES & SOFTWARE -- 16.6%
3Com Corp.+                      9,300          367
Adaptec, Inc.+                   2,900           78
Adobe Systems, Inc.              3,200          387
Apple Computer, Inc.+            4,400          546
Autodesk, Inc.                   1,600           61
BMC Software, Inc.+              6,600          309
24
                               Number       Value
                              of Shares     (000s)
                              ---------   -----------
Cabletron Systems, Inc.+         4,800       $  110
Ceridian Corp.+                  3,700           80
Cisco Systems, Inc.+           187,700       13,013
Compaq Computer Corp.           46,500        1,360
Compuware Corp.+                 9,500          119
Comverse Technology, Inc.+       4,200          375
Dell Computer Corp.+            70,400        3,529
EMC Corp.+                      28,312        3,934
Gateway, Inc.+                   8,700          481
Hewlett-Packard Co.             27,500        3,712
IKON Office Solutions, Inc.      3,900           23
International Business
  Machines Corp.                49,600        5,537
Lexmark International Group,
  Inc., Class A+                 3,600          425
Microsoft Corp.+               143,000        9,974
NCR Corp.+                       2,600          100
Network Appliance, Inc.+         8,400          621
Novell, Inc.+                    8,900          175
Oracle Corp.+                   77,400        6,187
Pitney Bowes, Inc.               7,400          302
Seagate Technology, Inc.+        5,900          300
Silicon Graphics, Inc.+          4,500           32
Sun Microsystems, Inc.+         43,200        3,972
Unisys Corp.+                    8,400          195
Xerox Corp.                     18,100          479
                                            -------
                                             56,783
                                            -------
--------------------------------------------------------------------------------
BUSINESS SERVICES -- 4.5%
Allied Waste Industries, Inc.+   8,100           50
America Online, Inc.+           62,700        3,750
Automatic Data Processing, Inc. 17,300          931
Citrix Systems, Inc.+            5,000          305
Computer Associates
  International, Inc.           16,100          899
Computer Sciences Corp.+         4,600          375
Deluxe Corp.                     1,800           45
Dun & Bradstreet Corp.           4,300          130
Ecolab, Inc.                     3,500          137
Electronic Data Systems Corp.   12,800          880
Equifax, Inc.                    3,800           93
First Data Corp.                11,800          575
H&R Block, Inc.                  2,700          113
IMS Health, Inc.                 8,300          142
Interpublic Group of Cos., Inc.  7,600          312
National Service Industries,
  Inc.                           1,000           21
Omnicom Group, Inc.              4,900          446
Parametric Technology Corp.+     7,200           59

                               Number        Value
                              of Shares     (000s)
                              ---------   -----------
Paychex, Inc.                    6,750      $   355
PeopleSoft, Inc.+                7,400          103
Shared Medical Systems Corp.       800           33
Tyco International Ltd.         46,452        2,134
VERITAS Software Corp.+         10,600        1,137
Waste Management, Inc.          16,900          268
Yahoo!, Inc.+                   14,600        1,902
Young & Rubicam, Inc.            1,800          100
                                            -------
                                             15,295
                                            -------
--------------------------------------------------------------------------------
CHEMICAL -- 1.8%
Air Products & Chemicals, Inc.   6,100          189
Dow Chemical Co.                 6,100          689
E. I. du Pont de Nemours & Co.  28,582        1,356
Eastman Chemical Co.             2,000          105
Great Lakes Chemical Corp.       1,400           38
Hercules, Inc.                   2,600           40
Minnesota Mining &
  Manufacturing Co.             11,300          977
Pharmacia Corp.                 34,627        1,729
PPG Industries, Inc.             4,700          256
Praxair, Inc.                    4,200          187
Rohm & Haas Co.                  5,963          212
Sigma-Aldrich Corp.              2,700           79
Union Carbide Corp.              3,700          218
W.R. Grace & Co.+                4,700           61
                                            -------
                                              6,136
                                            -------
--------------------------------------------------------------------------------
CONSTRUCTION -- 0.2%
Armstrong Holdings, Inc.+        2,300           45
Centex Corp.                     1,400           34
Fluor Corp.                      2,000           67
Kaufman & Broad Home Corp.       1,000           19
Masco Corp.                     12,100          271
Owens Corning                    1,300           24
Pulte Corp.                      1,000           22
Sherwin-Williams Co.             4,500          112
The Stanley Works                2,500           74
Vulcan Materials Co.             2,700          118
                                            -------
                                                786
                                            -------
--------------------------------------------------------------------------------
CONSUMER - DURABLE -- 0.1%
Black & Decker Corp.             2,300           97
Leggett & Platt, Inc.            5,300          113
Maytag Corp.                     2,400           83
Whirlpool Corp.                  2,000          130
                                            -------
                                                423
                                            -------
                                                                              25
INSTITUTIONAL SELECT(TM)S&P 500 FUND
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                               Number       Value
                              of Shares    (000s)
                              ---------   -----------
--------------------------------------------------------------------------------
CONSUMER - NONDURABLE -- 0.7%
American Greetings Corp.,
  Class A                        1,500     $     27
Darden Restaurants, Inc.         3,500           65
Fortune Brands, Inc.             4,400          110
Harcourt General, Inc.           2,100           78
Hasbro, Inc.                     4,800           77
Jostens, Inc.                      800           20
Mattel, Inc.                    11,500          141
McDonald's Corp.                37,300        1,422
Newell Rubbermaid, Inc.          7,667          193
Tricon Global Restaurants, Inc.+ 4,200          143
Tupperware Corp.                 1,600           30
Wendy's International, Inc.      3,200           72
                                            -------
                                              2,378
                                            -------
--------------------------------------------------------------------------------
CONTAINERS -- 0.1%
Ball Corp.                         800           25
Bemis Co., Inc.                  1,400           52
Crown Cork & Seal Co., Inc.      3,300           54
Owens-Illinois, Inc.+            3,700           50
Pactiv Corp.+                    4,400           36
Sealed Air Corp.+                2,200          122
                                            -------
                                                339
                                            -------
--------------------------------------------------------------------------------
ELECTRONICS -- 12.3%
ADC Telecommunications, Inc.+    8,400          510
Advanced Micro Devices, Inc.+    4,100          360
Altera Corp.+                    4,410          451
Analog Devices, Inc.+            9,800          753
Andrew Corp.+                    2,100           62
Applied Materials, Inc.+        21,100        2,148
Conexant Systems, Inc.+          5,900          353
Intel Corp.                     91,600       11,616
ITT Industries, Inc.             2,400           76
KLA-Tencor Corp.+                5,400          404
Linear Technology Corp.          8,400          480
LSI Logic Corp.+                 8,200          513
Lucent Technologies, Inc.       87,345        5,432
Micron Technology, Inc.+         7,400        1,030
Molex, Inc.                      5,500          302
Motorola, Inc.                  19,442        2,315
National Semiconductor Corp.+    4,600          279
Nextel Communications, Inc.,
  Class A+                      10,400        1,138
Nortel Networks Corp.           39,800        4,507
PE Corp.-PE Biosystems Group     5,600          336
PerkinElmer, Inc.                1,300           71

                               Number        Value
                              of Shares     (000s)
                              ---------   -----------
QUALCOMM, Inc.+                 20,200      $ 2,190
Scientific-Atlanta, Inc.         4,300          280
Solectron Corp.+                16,300          763
Tektronix, Inc.                  1,200           69
Tellabs, Inc.+                  10,900          597
Teradyne, Inc.+                  4,700          517
Texas Instruments, Inc.         22,400        3,648
Thermo Electron Corp.+           4,000           78
Thomas & Betts Corp.             1,500           46
Xilinx, Inc.+                    8,800          645
                                            -------
                                             41,969
                                            -------
--------------------------------------------------------------------------------
ENERGY - RAW MATERIALS -- 0.9%
Anadarko Petroleum Corp.         3,500          152
Apache Corp.                     3,100          150
Baker Hughes, Inc.               9,000          286
Burlington Resources, Inc.       5,900          232
Eastern Enterprises                700           43
Halliburton Co.                 12,400          548
McDermott International, Inc.    5,700           46
Occidental Petroleum Corp.       9,700          208
Rowan Cos., Inc.+                2,500           70
Schlumberger Ltd.               15,400        1,179
                                            -------
                                              2,914
                                            -------
--------------------------------------------------------------------------------
FOOD & AGRICULTURE -- 2.7%
Archer-Daniels Midland Co.      16,305          162
Bestfoods, Inc.                  7,600          382
Campbell Soup Co.               11,500          299
Coca-Cola Co.                   67,800        3,191
Coca-Cola Enterprises, Inc.     11,600          247
ConAgra, Inc.                   13,400          253
General Mills, Inc.              8,100          295
H.J. Heinz Co.                   9,700          330
Hershey Foods Corp.              3,700          168
Kellogg Co.                     11,000          269
Nabisco Group Holdings Corp.     8,400          108
PepsiCo, Inc.                   40,100        1,471
Quaker Oats Co.                  3,600          235
Ralston-Ralston Purina Group     7,900          140
Sara Lee Corp.                  24,400          366
SUPERVALU, Inc.                  4,000           83
SYSCO Corp.                      9,100          342
Unilever NV                     15,642          713
Wm. Wrigley Jr. Co.              3,300          239
                                            -------
                                              9,293
                                            -------
26

                               Number       Value
                              of Shares    (000s)
                              ---------   -----------
--------------------------------------------------------------------------------
GOLD -- 0.1%
Barrick Gold Corp.              10,800       $  182
Homestake Mining Co.             6,700           40
Newmont Mining Corp.             4,300          101
Placer Dome, Inc.                8,100           66
                                            -------
                                                389
                                            -------
--------------------------------------------------------------------------------
HEALTHCARE / DRUGS & MEDICINE -- 9.7%
Abbott Laboratories             42,300        1,626
Aetna, Inc.                      3,800          220
Allergan, Inc.                   3,500          206
ALZA Corp.+                      2,800          123
American Home Products Corp.    36,100        2,028
Amgen, Inc.+                    28,300        1,585
Bausch & Lomb, Inc.              1,600           97
Baxter International, Inc.       7,900          514
Becton, Dickinson & Co.          6,600          169
Biogen, Inc.+                    4,200          247
Biomet, Inc.                     3,000          107
Boston Scientific Corp.+        11,300          299
Bristol-Myers Squibb Co.        54,600        2,863
C.R. Bard, Inc.                  1,300           57
Cardinal Health, Inc.            7,600          418
Columbia / HCA Healthcare Corp. 15,400          438
Eli Lilly & Co.                 30,200        2,335
Guidant Corp.+                   8,400          482
HealthSouth Corp.+               9,800           79
Humana, Inc.+                    4,400           34
Johnson & Johnson               38,400        3,168
Mallinckrodt, Inc.               1,900           51
Manor Care, Inc.+                2,700           32
McKesson HBOC, Inc.              7,400          125
Medtronic, Inc.                 32,600        1,693
Merck & Co., Inc.               64,300        4,469
Pfizer, Inc.                   105,900        4,461
Quintiles Transnational Corp.+   2,900           42
Schering-Plough Corp.           40,500        1,633
St. Jude Medical, Inc.+          2,400           75
Tenet Healthcare Corp.+          8,500          217
UnitedHealth Group, Inc.         4,700          313
Warner-Lambert Co.              23,600        2,686
Watson Pharmaceuticals, Inc.+    2,500          112
Wellpoint Health Networks, Inc.+ 1,800          133
                                            -------
                                             33,137
                                            -------
                              Number       Value
                              of Shares    (000s)
                              ---------   -----------
------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.4%
Alberto-Culver Co., Class B      1,500      $    35
Avon Products, Inc.              6,500          270
Clorox Co.                       6,400          235
Colgate-Palmolive Co.           15,900          908
Gillette Co.                    29,300        1,084
International Flavors &
  Fragrances, Inc.               2,900          100
Procter & Gamble Co.            36,400        2,170
                                            -------
                                              4,802
                                            -------
--------------------------------------------------------------------------------
INSURANCE -- 2.8%
AFLAC, Inc.                      7,300          356
Allstate Corp.                  21,700          513
American General Corp.           6,700          375
American International Group,
  Inc.                          42,425        4,653
Aon Corp.                        7,000          189
Chubb Corp.                      4,800          305
CIGNA Corp.                      4,800          383
Cincinnati Financial Corp.       4,400          177
Conseco, Inc.                    8,300           45
Hartford Financial Services
  Group, Inc.                    6,200          324
Jefferson-Pilot Corp.            3,000          200
Lincoln National Corp.           5,300          185
Loew's Corp.                     2,900          160
Marsh & McLennan Cos., Inc.      7,300          720
MBIA, Inc.                       2,700          133
MGIC Investment Corp.            3,000          143
Progressive Corp.                1,900          124
SAFECO Corp.                     3,300           73
St. Paul Cos., Inc.              6,100          217
Torchmark Corp.                  3,600           90
UnumProvident Corp.              6,460          110
                                            -------
                                              9,475
                                            -------
--------------------------------------------------------------------------------
MEDIA -- 3.8%
CBS Corp.+                      20,134        1,183
Clear Channel Communications,
  Inc.+                          9,300          670
Comcast Corp., Class A+         25,200        1,010
Dow Jones & Co., Inc.            2,400          156
Gannett Co., Inc.                7,600          485
Knight-Ridder, Inc.              2,300          113
McGraw-Hill Cos., Inc.           5,300          278
MediaOne Group, Inc.+           16,100        1,218
                                                                              27

INSTITUTIONAL SELECT(TM)S&P 500 FUND
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                               Number       Value
                              of Shares    (000s)
                              ---------   -----------
Meredith Corp.                   1,500       $   42
New York Times Co., Class A      4,500          185
R.R. Donnelley & Sons Co.        3,500           74
Seagram Co. Ltd.                12,200          659
Time Warner, Inc.               35,500        3,193
Tribune Co.                      6,400          249
Viacom, Inc., Class B+          19,100        1,039
Walt Disney Co.                 56,900        2,464
                                            -------
                                             13,018
                                            -------
--------------------------------------------------------------------------------
MISCELLANEOUS FINANCE -- 5.3%
American Express Co.            12,500        1,876
Associates First Capital Corp.  19,600          435
Bear Stearns Cos., Inc.          3,246          139
Capital One Financial Corp.      5,400          236
Charles Schwab Corp.            22,400          997
Citigroup, Inc.                 92,400        5,492
Countrywide Credit Industries,
  Inc.                           3,000           83
Fannie Mae                      28,400        1,713
Franklin Resources, Inc.         6,600          213
Freddie Mac                     18,900          868
Golden West Financial Corp.      4,400          150
Household International, Inc.   12,700          530
Lehman Brothers Holdings, Inc.   3,400          279
MBNA Corp.                      21,900          582
Merrill Lynch & Co., Inc.       10,400        1,060
Morgan Stanley Dean Witter
  Discover & Co.                31,500        2,418
Paine Webber Group, Inc.         3,800          167
Sabre Group Holdings, Inc.+      6,618          231
SLM Holding Corp.                4,200          132
T. Rowe Price Associates, Inc.   3,300          126
Washington Mutual, Inc.         15,600          399
                                            -------
                                             18,126
                                            -------
--------------------------------------------------------------------------------
NON-FERROUS METALS -- 0.4%
Alcan Aluminum Ltd.              5,900          193
Alcoa, Inc.                     10,100          655
Engelhard Corp.                  3,300           58
Freeport-McMoRan Copper & Gold,
  Inc., Class B+                 4,200           40
Inco Ltd.+                       5,100           80
Phelps Dodge Corp.               2,160          100
Reynolds Metals Co.              1,700          113
                                            -------
                                              1,239
                                            -------

                               Number        Value
                              of Shares     (000s)
                              ---------   -----------
--------------------------------------------------------------------------------
OIL - DOMESTIC -- 0.6%
Amerada Hess Corp.               2,400      $   153
Ashland, Inc.                    1,900           65
Conoco, Inc., Class B           17,000          423
Kerr-McGee Corp.                 2,773          144
Phillips Petroleum Co.           7,100          337
Sunoco, Inc.                     2,400           73
Tosco Corp.                      4,000          128
Transocean Sedco Forex, Inc.     5,620          264
Union Pacific Resources Group,
  Inc.                           6,800          130
Unocal Corp.                     6,400          207
USX-Marathon Group, Inc.         8,500          198
                                            -------
                                              2,122
                                            -------
--------------------------------------------------------------------------------
OIL - INTERNATIONAL -- 3.8%
Chevron Corp.                   18,000        1,532
Exxon Mobil Corp.               94,610        7,350
Royal Dutch Petroleum Co.
  --Sponsored ADR               59,000        3,385
Texaco, Inc.                    15,100          747
                                            -------
                                             13,014
                                            -------
--------------------------------------------------------------------------------
OPTICAL & PHOTO -- 0.6%
Corning, Inc.                    7,600        1,501
Eastman Kodak Co.                8,500          475
Polaroid Corp.                   1,100           22
                                            -------
                                              1,998
                                            -------
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 0.8%
Boise Cascade Corp.              1,400           46
Champion International Corp.     2,600          171
Fort James Corp.                 5,800          139
Georgia-Pacific Group            4,500          165
International Paper Co.         11,188          411
Kimberly-Clark Corp.            15,200          883
Louisiana-Pacific Corp.          2,600           35
Mead Corp.                       2,900          101
Potlatch Corp.                     700           28
Temple-Inland, Inc.              1,400           70
Westvaco Corp.                   2,600           80
Weyerhaeuser Co.                 6,400          342
Willamette Industries, Inc.      3,000          115
                                            -------
                                              2,586
                                            -------
28

                               Number       Value
                              of Shares    (000s)
                              ---------   -----------
--------------------------------------------------------------------------------
PRODUCER GOODS & MANUFACTURING -- 5.5%
Avery Dennison Corp.             3,000       $  197
Briggs & Stratton Corp.            500           19
Caterpillar, Inc.                9,800          386
Cooper Industries, Inc.          2,500           86
Deere & Co.                      6,300          254
Dover Corp.                      5,500          279
Emerson Electric Co.            11,700          642
FMC Corp.+                         800           47
General Electric Co. (b)        90,000       14,153
Honeywell International, Inc.   21,762        1,219
Illinois Tool Works, Inc.        8,200          525
Ingersoll-Rand Co.               4,500          211
Johnson Controls, Inc.           2,400          152
Milacron, Inc.                   2,700           49
Millipore Corp.                  1,500          108
NACCO Industries, Inc., Class A    200            9
Pall Corp.                       3,300           74
Parker-Hannifin Corp.            3,000          140
Snap-On, Inc.                    1,400           37
The Timken Co.                   1,500           28
W.W. Grainger, Inc.              2,400          104
                                            -------
                                             18,719
                                            -------
--------------------------------------------------------------------------------
RAILROAD & SHIPPING -- 0.3%
Burlington Northern
  Santa Fe Corp.                12,400          299
CSX Corp.                        5,700          119
Kansas City Southern
  Industries, Inc.               3,000          216
Norfolk Southern Corp.          10,100          178
Union Pacific Corp.              6,700          282
                                            -------
                                              1,094
                                            -------
--------------------------------------------------------------------------------
RETAIL -- 5.9%
Albertson's, Inc.               11,583          377
AutoZone, Inc.+                  3,700           85
Bed, Bath & Beyond, Inc.+        3,700          136
Best Buy Co., Inc.+              5,600          452
Cendant Corp.+                  18,970          293
Circuit City Stores-Circuit
  City Group                     5,600          329
Consolidated Stores Corp.+       2,900           36
Costco Wholesale Corp.+         12,500          676
CVS Corp.                       10,600          461
Dillards, Inc., Class A          2,500           35
Dollar General Corp.             7,000          160

                               Number       Value
                              of Shares    (000s)
                              ---------   -----------
Federated Department
  Stores, Inc.+                  5,600      $   190
Gap, Inc.                       23,300          856
Great Atlantic & Pacific
  Tea Co., Inc.                  2,600           48
Home Depot, Inc.                63,300        3,549
J.C. Penney Co., Inc.            7,100           98
Kmart Corp.+                    12,800          104
Kohl's Corp.+                    9,200          442
Kroger Co.+                     22,800          423
Limited, Inc.                    6,000          271
Longs Drug Stores, Inc.          1,000           23
Lowe's Cos., Inc.               10,400          515
May Department Stores Co.        9,100          250
Nordstrom, Inc.                  3,500           97
Office Depot, Inc.+              8,400           89
Rite Aid Corp.                   6,800           34
Safeway, Inc.+                  13,900          613
Sears, Roebuck & Co.            10,300          377
Staples, Inc.+                  12,700          242
Tandy Corp.                      5,200          296
Target Corp.                    12,000          799
TJX Cos., Inc.                   8,800          169
Toys `R' Us, Inc.+               6,300           96
Wal-Mart Stores, Inc.          122,300        6,772
Walgreen Co.                    27,400          771
Winn-Dixie Stores, Inc.          3,900           65
                                            -------
                                             20,229
                                            -------
--------------------------------------------------------------------------------
STEEL -- 0.1%
Allegheny Technologies, Inc.     2,350           57
Bethlehem Steel Corp.+           3,740           20
Nucor Corp.                      2,300           99
USX-U.S. Steel Group, Inc.       2,500           63
Worthington Industries, Inc.     2,600           32
                                            -------
                                                271
                                            -------
--------------------------------------------------------------------------------
TELEPHONE -- 6.9%

Alltel Corp.                     8,500          566
AT&T Corp.                      87,503        4,085
Bell Atlantic Corp.             42,500        2,518
BellSouth Corp.                 51,900        2,527
CenturyTel, Inc.                 3,700           91
Global Crossing Ltd.+           21,160          667
GTE Corp.                       25,500        1,728
MCI WorldCom, Inc.+             77,850        3,537
SBC Communications, Inc.        93,430        4,093
                                                                              29

INSTITUTIONAL SELECT(TM)S&P 500 FUND
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                               Number       Value
                              of Shares    (000s)
                              ---------   -----------
Sprint Corp. (FON Group)        23,900      $ 1,470
Sprint Corp. (PCS Group)+       23,600        1,298
US West, Inc.                   14,200        1,011
                                            -------
                                             23,591
                                            -------
--------------------------------------------------------------------------------
TOBACCO -- 0.4%
Philip Morris Cos., Inc.        64,800        1,418
UST, Inc.                        4,500           68
                                            -------
                                              1,486
                                            -------
--------------------------------------------------------------------------------
TRAVEL & RECREATION -- 0.3%
Brunswick Corp.                  2,400           46
Carnival Corp.                  16,900          420
Harrah's Entertainment, Inc.+    3,400           70
Hilton Hotels Corp.              9,700           82
Marriott
  International, Inc., Class A   6,700          214
Mirage Resorts, Inc.+            5,100          104
                                            -------
                                                936
                                            -------
--------------------------------------------------------------------------------
TRUCKING & FREIGHT -- 0.0%
PACCAR, Inc.                     2,000           95
Ryder Systems, Inc.              1,700           38
                                           --------
                                                133
                                           --------
--------------------------------------------------------------------------------
UTILITIES - ELECTRIC & GAS -- 2.5%
AES Corp.+                       5,700          513
Ameren Corp.                     3,800          139
American Electric
  Power Co., Inc.                5,200          190
Carolina Power & Light Co.       4,400          161
Central & South West Corp.       5,800          126
Cinergy Corp.                    4,100          110
CMS Energy Corp.                 3,100           59
Coastal Corp.                    5,700          286
Columbia Energy Group            2,200          138

                               Number       Value
                              of Shares    (000s)
                              ---------   -----------
Consolidated Edison, Inc.        5,900     $    208
Constellation Energy Group, Inc. 4,100          136
Dominion Resources, Inc.         6,491          292
DTE Energy Co.                   3,900          127
Duke Energy Corp.                9,900          569
Edison International             9,400          179
El Paso Energy Corp.             6,300          268
Enron Corp.                     19,700        1,372
Entergy Corp.                    6,500          165
FirstEnergy Corp.                6,300          160
Florida Progress Corp.           2,700          132
FPL Group, Inc.                  4,900          221
GPU, Inc.                        3,200           90
New Century Energies, Inc.       3,200          104
Niagara Mohawk
  Holdings, Inc.+                5,600           78
NICOR, Inc.                      1,300           44
Northern States Power Co.        4,100           89
ONEOK, Inc.                      2,100           53
PECO Energy Co.                  5,000          208
Peoples Energy Corp.               900           28
PG&E Corp.                      10,300          267
Pinnacle West Capital Corp.      2,300           81
PPL Corp.                        3,700           88
Public Service Enterprise
  Group, Inc.                    5,900          212
Reliant Energy, Inc.             8,100          216
Sempra Energy                    5,585          104
Southern Co.                    18,100          451
Texas Utilities Co.              7,500          253
Unicom Corp.                     5,800          231
Williams Cos., Inc.             11,700          437
                                           --------
                                              8,585
                                           --------
TOTAL COMMON STOCK
  (Cost $310,155)                           338,536
                                           --------
30

                                  Par        Value
                                (000s)      (000s)
                                -------   -----------
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 0.1%
U.S. Treasury Bill (a)(b)
   5.56%-5.79%, 06/15/00          $300      $   298
                                            -------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $298)                                   298
                                            -------
                                Number
                               of Shares
                               ---------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.1%
Provident Institutional
  TempFund, 5.74%*           3,654,395        3,654
                                           --------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $3,654)                               3,654
                                           --------
TOTAL INVESTMENTS-- 100.4%
  (Cost $314,107)                           342,488
                                           --------
OTHER ASSETS AND LIABILITIES, NET -- (0.4%)
  Other assets                               30,969
  Liabilities                               (32,350)
                                           --------
                                             (1,381)
                                           --------
TOTAL NET ASSETS -- 100.0%                 $341,107
                                           ========

SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL
STATEMENTS.
                                                                              31


INSTITUTIONAL SELECT(TM) LARGE-CAP VALUE INDEX FUND
SCHEDULE OF INVESTMENTS

April 30, 2000 (Unaudited)
                               Number       Value
                              of Shares    (000s)
                              ---------   -----------
--------------------------------------------------------------------------------
COMMON STOCK -- 99.6%
--------------------------------------------------------------------------------
AEROSPACE / DEFENSE -- 2.2%
B.F. Goodrich Co.                2,000     $     64
Boeing Co.                      15,600          619
Crane Co.                        1,200           32
General Dynamics Corp.           3,600          211
Lockheed Martin Corp.            7,100          177
Northrop Grumman Corp.           1,300           92
Raytheon Co., Class B            5,900          131
Rockwell International Corp.     3,300          130
Textron, Inc.                    2,700          167
TRW, Inc.                        2,200          129
United Technologies Corp.        8,600          535
                                           --------
                                              2,287
                                           --------
--------------------------------------------------------------------------------
AIR TRANSPORTATION -- 0.6%
AMR Corp.+                       2,600           89
Delta Air Lines, Inc.            2,300          121
FedEx Corp.+                     5,200          196
Southwest Airlines Co.           8,900          193
                                           --------
                                                599
                                           --------
--------------------------------------------------------------------------------
ALCOHOLIC BEVERAGES -- 0.1%
Adolph Coors Co., Class B          700           36
Brown-Forman Corp., Class B      1,300           71
                                           --------
                                                107
                                           --------
--------------------------------------------------------------------------------
APPAREL -- 0.4%
Liz Claiborne, Inc.              1,000           46
Nike, Inc., Class B              5,000          217
Reebok International Ltd.+         800           14
Russell Corp.                      600           12
Springs Industries, Inc.           400           16
VF Corp.                         2,100           59
                                           --------
                                                364
                                           --------
--------------------------------------------------------------------------------
AUTOMOTIVE PRODUCTS/MOTOR VEHICLES -- 3.0%
Cooper Tire & Rubber Co.         1,200           16
Cummins Engine Co., Inc.           800           28
Dana Corp.                       3,000           91
Danaher Corp.                    2,600          149
Delphi Automotive
  Systems Corp.                 10,123          194
Eaton Corp.                      1,300          109
Ford Motor Co.                  21,600        1,181
General Motors Corp.            11,500        1,077

                               Number       Value
                              of Shares    (000s)
                              ---------   -----------
Genuine Parts Co.                3,200     $     84
Goodyear Tire & Rubber Co.       2,800           77
Navistar International Corp.+    1,100           38
                                           --------
                                              3,044
                                           --------
--------------------------------------------------------------------------------
BANKS -- 10.1%
AmSouth Bancorp.                 7,100          103
Bank of America Corp.           30,600        1,499
Bank of New York Co., Inc.      13,100          538
Bank One Corp.                  20,600          628
BB&T Corp.                       6,300          168
Chase Manhattan Corp.           14,900        1,074
Comerica, Inc.                   2,800          119
Fifth Third Bancorp.             5,600          353
First Union Corp.               17,700          564
Firstar Corp.                   17,482          435
Fleet Boston Financial Corp.    16,318          578
Huntington Bancshares, Inc.      4,310           79
J.P. Morgan & Co., Inc.          3,200          411
KeyCorp, Inc.                    8,100          150
Mellon Financial Corp.           9,100          292
National City Corp.             11,100          189
Northern Trust Corp.             4,100          263
Old Kent Financial Corp.         2,300           69
PNC Financial Services Group     5,300          231
Regions Financial Corp.          4,000           82
SouthTrust Corp.                 3,000           72
State Street Corp.               2,900          281
Summit Bancorp.                  3,100           79
SunTrust Banks, Inc.             5,700          289
Synovus Financial Corp.          4,800           89
U.S. Bancorp.                   13,400          272
Union Planters Corp.             2,500           71
Wachovia Corp.                   3,700          232
Wells Fargo & Co.               29,600        1,215
                                           --------
                                             10,425
                                           --------
--------------------------------------------------------------------------------
BUSINESS MACHINES & SOFTWARE -- 4.9%
3Com Corp.+                      6,200          245
Adaptec, Inc.+                   1,900           51
Apple Computer, Inc.+            2,900          360
Autodesk, Inc.                   1,000           38
Cabletron Systems, Inc.+         3,100           71
Ceridian Corp.+                  2,400           52
Compaq Computer Corp.           30,400          889
Hewlett-Packard Co.             18,000        2,430
32
                               Number       Value
                              of Shares    (000s)
                              ---------   -----------
IKON Office Solutions, Inc.      2,300     $     14
NCR Corp.+                       1,800           70
Novell, Inc.+                    5,700          112
Seagate Technology, Inc.+        3,900          198
Silicon Graphics, Inc.+          3,100           22
Unisys Corp.+                    5,600          130
Xerox Corp.                     11,900          315
                                           --------
                                              4,997
                                           --------
--------------------------------------------------------------------------------
BUSINESS SERVICES -- 1.6%
Allied Waste Industries, Inc.+   3,400           21
Computer Sciences Corp.+         3,000          245
Deluxe Corp.                     1,200           30
Ecolab, Inc.                     2,400           94
Electronic Data Systems Corp.    8,500          584
First Data Corp.                 7,500          365
H&R Block, Inc.                  1,800           75
National Service Industries, Inc.  800           17
Shared Medical Systems Corp.       500           21
Waste Management, Inc.          11,200          178
                                           --------
                                              1,630
                                           --------
--------------------------------------------------------------------------------
CHEMICAL -- 3.9%
Air Products & Chemicals, Inc.   4,100          127
Dow Chemical Co.                 3,900          441
E. I. du Pont de Nemours & Co.  18,800          892
Eastman Chemical Co.             1,500           78
Great Lakes Chemical Corp.       1,000           27
Hercules, Inc.                   2,000           31
Minnesota Mining &
  Manufacturing Co.              7,100          614
Pharmacia Corp.                 22,463        1,122
PPG Industries, Inc.             3,100          169
Praxair, Inc.                    2,800          124
Rohm & Haas Co.                  3,905          139
Sigma-Aldrich Corp.              1,800           53
Union Carbide Corp.              2,500          147
                                           --------
                                              3,964
                                           --------
--------------------------------------------------------------------------------
CONSTRUCTION -- 0.5%
Armstrong Holdings, Inc.+          600           12
Centex Corp.                     1,000           24
Fluor Corp.                      1,400           47
Kaufman & Broad Home Corp.         900           17
Masco Corp.                      7,900          177

                               Number       Value
                              of Shares    (000s)
                              ---------   -----------
Pulte Corp.                        800     $     17
Sherwin-Williams Co.             2,900           72
The Stanley Works                1,500           44
Vulcan Materials Co.             1,800           79
                                           --------
                                                489
                                           --------
--------------------------------------------------------------------------------
CONSUMER - DURABLE -- 0.2%
Black & Decker Corp.             1,600           67
Leggett & Platt, Inc.            3,400           73
Whirlpool Corp.                  1,400           91
                                           --------
                                                231
                                           --------
--------------------------------------------------------------------------------
CONSUMER - NONDURABLE -- 1.4%
American Greetings Corp.,
  Class A                        1,400           25
Darden Restaurants, Inc.         2,200           41
Fortune Brands, Inc.             2,900           72
Harcourt General, Inc.           1,300           49
Hasbro, Inc.                     3,250           52
Mattel, Inc.                     7,200           88
McDonald's Corp.                24,300          926
Newell Rubbermaid, Inc.          4,900          123
Wendy's International, Inc.      2,000           45
                                           --------
                                              1,421
                                           --------
--------------------------------------------------------------------------------
CONTAINERS -- 0.1%
Ball Corp.                         500           16
Bemis Co., Inc.                    900           33
Crown Cork & Seal Co., Inc.      2,200           36
Owens-Illinois, Inc.+            2,900           39
Pactiv Corp.+                    2,700           22
                                           --------
                                                146
                                           --------
--------------------------------------------------------------------------------
ELECTRONICS -- 4.6%
Advanced Micro Devices, Inc.+    2,700          237
Analog Devices, Inc.+            6,200          476
Andrew Corp.+                    1,500           44
ITT Industries, Inc.             1,500           47
KLA-Tencor Corp.+                3,400          255
LSI Logic Corp.+                 5,400          337
Micron Technology, Inc.+         5,000          696
Molex, Inc.                      3,450          190
Motorola, Inc.                  12,895        1,535
National Semiconductor Corp.+    3,000          182
PerkinElmer, Inc.                  800           44
Scientific-Atlanta, Inc.         2,800          182
                                                                              33

INSTITUTIONAL SELECT(TM)LARGE-CAP VALUE INDEX FUND
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                               Number       Value
                              of Shares    (000s)
                              ---------   -----------
Tektronix, Inc.                    800     $     46
Teradyne, Inc.+                  3,200          352
Thermo Electron Corp.+           2,800           54
Thomas & Betts Corp.             1,100           34
                                           --------
                                              4,711
                                           --------
--------------------------------------------------------------------------------
ENERGY - RAW MATERIALS -- 1.8%
Anadarko Petroleum Corp.         2,300          100
Apache Corp.                     2,100          102
Baker Hughes, Inc.               5,800          185
Burlington Resources, Inc.       3,900          153
Eastern Enterprises                500           30
Halliburton Co.                  8,000          353
McDermott International, Inc.    1,300           11
Occidental Petroleum Corp.       6,400          137
Rowan Cos., Inc.+                1,600           45
Schlumberger Ltd.                9,900          758
                                           --------
                                              1,874
                                           --------
--------------------------------------------------------------------------------
FOOD & AGRICULTURE -- 0.6%
Archer-Daniels Midland Co.      10,730          107
Coca-Cola Enterprises, Inc.      7,500          160
ConAgra, Inc.                    8,600          162
Hershey Foods Corp.              2,400          109
Nabisco Group Holdings Corp.     6,000           77
SUPERVALU, Inc.                  2,400           50
                                           --------
                                                665
                                           --------
--------------------------------------------------------------------------------
GOLD -- 0.3%
Barrick Gold Corp.               7,300          123
Homestake Mining Co.             4,300           26
Newmont Mining Corp.             3,000           70
Placer Dome, Inc.                5,500           45
                                           --------
                                                264
                                           --------
--------------------------------------------------------------------------------
HEALTHCARE/DRUGS & MEDICINE -- 3.6%
Aetna, Inc.                      2,500          145
ALZA Corp.+                      1,800           79
American Home Products Corp.    23,400        1,315
Bausch & Lomb, Inc.              1,000           60
Baxter International, Inc.       5,300          345
Becton, Dickinson & Co.          4,700          120
Biomet, Inc.                     2,100           75
Boston Scientific Corp.+         7,500          199
C.R. Bard, Inc.                    900           39
Cardinal Health, Inc.            5,000          275

                               Number       Value
                              of Shares    (000s)
                              ---------   -----------
Columbia / HCA
  Healthcare Corp.              10,100     $    287
HealthSouth Corp.+               6,900           56
Humana, Inc.+                    3,000           23
Mallinckrodt, Inc.               1,300           35
Manor Care, Inc.+                1,700           20
McKesson HBOC, Inc.              4,900           83
Quintiles Transnational Corp.+   2,000           29
St. Jude Medical, Inc.+          1,600           50
Tenet Healthcare Corp.+          5,600          143
UnitedHealth Group, Inc.         3,000          200
Watson Pharmaceuticals, Inc.+    1,800           81
Wellpoint Health Networks, Inc.+ 1,100           81
                                           --------
                                              3,740
                                           --------
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.2%
Alberto-Culver Co., Class B        900           21
Clorox Co.                       4,200          154
International Flavors &
  Fragrances, Inc.               1,900           65
                                           --------
                                                240
                                           --------
--------------------------------------------------------------------------------
INSURANCE -- 6.0%
AFLAC, Inc.                      4,800          234
Allstate Corp.                  14,500          343
American General Corp.           4,500          252
American International
  Group, Inc.                   27,750        3,044
Aon Corp.                        4,450          120
Chubb Corp.                      3,100          197
CIGNA Corp.                      3,100          247
Cincinnati Financial Corp.       2,900          117
Conseco, Inc.                    5,400           29
Hartford Financial Services
  Group, Inc.                    3,900          204
Jefferson-Pilot Corp.            1,900          126
Lincoln National Corp.           3,400          118
Loew's Corp.                     2,000          110
Marsh & McLennan Cos., Inc.      4,800          473
MBIA, Inc.                       1,700           84
MGIC Investment Corp.            1,900           91
Progressive Corp.                1,400           92
SAFECO Corp.                     2,200           49
St. Paul Cos., Inc.              4,100          146
Torchmark Corp.                  2,300           58
UnumProvident Corp.              4,549           77
                                           --------
                                              6,211
                                           --------
34

                               Number       Value
                              of Shares    (000s)
                              ---------   -----------
--------------------------------------------------------------------------------
MEDIA -- 5.6%
CBS Corp.+                      13,129       $  771
Clear Channel
  Communications, Inc.+          6,200          446
Gannett Co., Inc.                5,100          326
Knight-Ridder, Inc.              1,500           74
McGraw-Hill Cos., Inc.           3,600          189
MediaOne Group, Inc.+           10,600          802
Meredith Corp.                     900           25
New York Times Co., Class A      3,200          132
R.R. Donnelley & Sons Co.        2,300           49
Seagram Co. Ltd.                 7,700          416
Times Mirror Co., Series A         200           20
Tribune Co.                      4,300          167
Viacom, Inc., Class B+          12,600          685
Walt Disney Co.                 37,100        1,607
                                           --------
                                              5,709
                                           --------
--------------------------------------------------------------------------------
MISCELLANEOUS FINANCE -- 10.3%
American Express Co.             8,000        1,200
Associates First Capital Corp.  13,000          288
Bear Stearns Cos., Inc.          2,101           90
Capital One Financial Corp.      3,600          157
Citigroup, Inc.                 60,450        3,593
Countrywide Credit
  Industries, Inc.               1,900           52
Fannie Mae                      18,300        1,104
Franklin Resources, Inc.         4,400          142
Freddie Mac                     12,400          570
Golden West Financial Corp.      3,000          102
Household International, Inc.    8,500          355
Lehman Brothers Holdings, Inc.   2,200          181
Merrill Lynch & Co., Inc.        6,700          683
Morgan Stanley Dean Witter
  Discover & Co.                20,500        1,573
Paine Webber Group, Inc.         2,600          114
Sabre Group Holdings, Inc.+      2,378           83
T. Rowe Price Associates, Inc.   2,100           80
Washington Mutual, Inc.         10,200          261
                                           --------
                                             10,628
                                           --------
--------------------------------------------------------------------------------
NON-FERROUS METALS -- 0.8%
Alcan Aluminum Ltd.              3,900          128
Alcoa, Inc.                      6,600          428
Engelhard Corp.                  2,100           37
Inco Ltd.+                       3,300           52

                               Number       Value
                              of Shares    (000s)
                              ---------   -----------
Phelps Dodge Corp.               1,520     $     70
Reynolds Metals Co.              1,100           73
                                           --------
                                                788
                                           --------
--------------------------------------------------------------------------------
OIL - DOMESTIC -- 1.3%
Amerada Hess Corp.               1,600          102
Ashland, Inc.                    1,300           44
Conoco, Inc., Class B           11,300          281
Kerr-McGee Corp.                 1,700           88
Phillips Petroleum Co.           4,600          218
Sunoco, Inc.                     1,500           45
Tosco Corp.                      2,600           83
Transocean Sedco Forex, Inc.     3,748          176
Union Pacific Resources
  Group, Inc.                    4,400           84
Unocal Corp.                     4,200          136
USX-Marathon Group, Inc.         5,500          128
                                           --------
                                              1,385
                                           --------
--------------------------------------------------------------------------------
OIL - INTERNATIONAL -- 8.3%
Chevron Corp.                   11,900        1,013
Exxon Mobil Corp. (b)           61,925        4,811
Royal Dutch Petroleum Co. -
  Sponsored ADR                 38,500        2,209
Texaco, Inc.                    10,000          495
                                           --------
                                              8,528
                                           --------
--------------------------------------------------------------------------------
OPTICAL & PHOTO -- 0.3%
Eastman Kodak Co.                5,700          319
Polaroid Corp.                     900           18
                                           --------
                                                337
                                           --------
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 1.1%
Boise Cascade Corp.              1,000           33
Champion International Corp.     1,800          118
Fort James Corp.                 3,700           89
Georgia-Pacific Group            3,000          110
International Paper Co.          7,342          270
Louisiana-Pacific Corp.          1,800           24
Mead Corp.                       1,800           63
Potlatch Corp.                     500           20
Temple-Inland, Inc.              1,000           50
Westvaco Corp.                   1,800           56
Weyerhaeuser Co.                 4,300          230
Willamette Industries, Inc.      1,900           73
                                           --------
                                              1,136
                                           --------
                                                                              35

INSTITUTIONAL SELECT(TM)LARGE-CAP VALUE INDEX FUND
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                               Number       Value
                              of Shares    (000s)
                              ---------   -----------
--------------------------------------------------------------------------------
PRODUCER GOODS & MANUFACTURING -- 2.7%
Briggs & Stratton Corp.            500     $     19
Caterpillar, Inc.                6,400          252
Cooper Industries, Inc.          1,600           55
Deere & Co.                      4,400          178
Dover Corp.                      3,700          188
Emerson Electric Co.             7,700          423
FMC Corp.+                         500           29
Honeywell International, Inc.   14,287          800
Illinois Tool Works, Inc.        5,500          352
Ingersoll-Rand Co.               2,900          136
Johnson Controls, Inc.           1,500           95
Milacron, Inc.                     700           13
NACCO Industries, Inc., Class A    300           13
Pall Corp.                       2,100           47
Parker-Hannifin Corp.            2,000           93
Snap-On, Inc.                      900           24
The Timken Co.                     900           17
W.W. Grainger, Inc.              1,600           69
                                           --------
                                              2,803
                                           --------
--------------------------------------------------------------------------------
RAILROAD & SHIPPING -- 0.7%
Burlington Northern
  Santa Fe Corp.                 8,100          195
CSX Corp.                        3,900           82
Kansas City Southern
  Industries, Inc.               2,000          144
Norfolk Southern Corp.           6,900          122
Union Pacific Corp.              4,500          190
                                           --------
                                                733
                                           --------
--------------------------------------------------------------------------------
RETAIL -- 4.2%
Albertson's, Inc.                7,538          245
AutoZone, Inc.+                  2,300           53
Cendant Corp.+                  12,600          195
Circuit City Stores-Circuit City
  Group                          3,700          218
Consolidated Stores Corp.+       1,700           21
Costco Wholesale Corp.+          8,000          432
CVS Corp.                        7,100          309
Dillards, Inc., Class A          1,800           25
Dollar General Corp.             4,800          110
Federated Department
  Stores, Inc.+                  3,800          129

                               Number       Value
                              of Shares    (000s)
                              ---------   -----------
Great Atlantic & Pacific
  Tea Co., Inc.                    600     $     11
J.C. Penney Co., Inc.            4,600           64
Kmart Corp.+                     8,700           71
Limited, Inc.                    3,900          176
Longs Drug Stores, Inc.            900           21
Lowe's Cos., Inc.                6,800          337
May Department Stores Co.        6,000          165
Nordstrom, Inc.                  2,400           67
Office Depot, Inc.+              5,600           59
Rite Aid Corp.                   5,100           25
Safeway, Inc.+                   9,100          402
Sears, Roebuck & Co.             6,700          245
Staples, Inc.+                   8,500          162
Target Corp.                     7,800          519
TJX Cos., Inc.                   5,600          107
Toys `R' Us, Inc.+               4,300           66
Winn-Dixie Stores, Inc.          2,500           41
                                           --------
                                              4,275
                                           --------
--------------------------------------------------------------------------------
STEEL -- 0.2%
Allegheny Technologies, Inc.     1,550           37
Bethlehem Steel Corp.+           2,200           12
Nucor Corp.                      1,600           69
USX-U.S. Steel Group, Inc.       1,500           38
Worthington Industries, Inc.     1,700           21
                                           --------
                                                177
                                           --------
--------------------------------------------------------------------------------
TELEPHONE -- 11.0%
Alltel Corp.                     5,700          380
AT&T Corp.                      57,300        2,675
Bell Atlantic Corp.             27,900        1,653
BellSouth Corp.                 33,800        1,646
CenturyTel, Inc.                 2,600           64
Global Crossing Ltd.+           14,000          441
GTE Corp.                       16,700        1,131
MCI WorldCom, Inc.+             50,950        2,315
Sprint Corp. (FON Group)        15,700          966
                                           --------
                                             11,271
                                           --------
--------------------------------------------------------------------------------
TOBACCO -- 0.9%
Philip Morris Cos., Inc.        42,400          927
                                           --------
36

                               Number       Value
                              of Shares    (000s)
                              ---------   -----------
--------------------------------------------------------------------------------
TRAVEL & RECREATION -- 0.5%
Brunswick Corp.                  1,600     $     31
Carnival Corp.                  11,100          276
Harrah's Entertainment, Inc.+    2,300           47
Marriott International, Inc.,
Class A                          4,500          144
Mirage Resorts, Inc.+            3,100           63
                                           --------
                                                561
                                           --------
--------------------------------------------------------------------------------
TRUCKING & FREIGHT -- 0.1%
PACCAR, Inc.                     1,400           67
Ryder Systems, Inc.              1,100           24
                                           --------
                                                 91
                                           --------
--------------------------------------------------------------------------------
UTILITIES - ELECTRIC & GAS -- 5.5%
AES Corp.+                       3,700          333
Ameren Corp.                     2,500           92
American Electric
Power Co., Inc.                  3,500          128
Carolina Power & Light Co.       3,000          110
Central & South West Corp.       3,700           80
Cinergy Corp.                    2,800           75
CMS Energy Corp.                 1,900           36
Coastal Corp.                    3,800          191
Columbia Energy Group            1,400           88
Consolidated Edison, Inc.        4,000          141
Constellation Energy Group, Inc. 2,700           89
Dominion Resources, Inc.         4,348          196
DTE Energy Co.                   2,500           82
Duke Energy Corp.                6,600          380
Edison International             6,400          122
El Paso Energy Corp.             4,100          174
Enron Corp.                     12,800          892
Entergy Corp.                    4,300          109
FirstEnergy Corp.                4,300          109
Florida Progress Corp.           1,800           88
FPL Group, Inc.                  3,300          149
GPU, Inc.                        2,200           62
New Century Energies, Inc.       2,200           72
Niagara Mohawk Holdings, Inc.+   3,000           42
NICOR, Inc.                        900           30
Northern States Power Co.        2,700           59
ONEOK, Inc.                        500           13
PECO Energy Co.                  3,400          142
Peoples Energy Corp.               500           16

                               Number       Value
                              of Shares    (000s)
                              ---------   -----------
PG&E Corp.                       6,900     $    179
Pinnacle West Capital Corp.      1,400           49
PPL Corp.                        2,600           62
Public Service Enterprise
Group, Inc.                      3,900          140
Reliant Energy, Inc.             5,400          144
Sempra Energy                    3,500           65
Southern Co.                    12,100          302
Texas Utilities Co.              5,000          168
Unicom Corp.                     3,900          155
Williams Cos., Inc.              7,800          291
                                           --------
                                              5,655
                                           --------
TOTAL COMMON STOCK
(Cost $100,681)                             102,413
                                           --------
                                Par
                               (000s)
                               -------
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATION -- 0.0%
U.S. Treasury Bill (a)(b)
  5.75%, 06/15/00                  $40           40
                                           --------
Total U.S. Treasury Obligation
  (Cost $40)                                     40
                                           --------
                                Number
                               of Shares
                              ---------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.2%
Provident Institutional
  TempFund, 5.74%*           1,179,152        1,179
                                           --------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $1,179)                               1,179
                                           --------
TOTAL INVESTMENTS -- 100.8%
  (Cost $101,900)                           103,632
                                           --------
OTHER ASSETS AND LIABILITIES, NET-- (0.8%)
     Other assets                             9,311
     Liabilities                            (10,087)
                                           --------
                                               (776)
                                           --------
TOTAL NET ASSETS-- 100.0%                  $102,856
                                           --------

SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL
STATEMENTS.
                                                                              37

INSTITUTIONAL SELECT(TM) SMALL-CAP VALUE INDEX FUND
SCHEDULE OF INVESTMENTS
April 30, 2000 (Unaudited)
                               Number       Value
                              of Shares    (000s)
                              ---------   -----------
--------------------------------------------------------------------------------
COMMON STOCK -- 99.8%
--------------------------------------------------------------------------------
 AEROSPACE / DEFENSE -- 0.4%
GenCorp., Inc.                   7,900       $   79
Kaman Corp., Class A             4,500           48
                                           --------
                                                127
                                           --------
--------------------------------------------------------------------------------
AIR TRANSPORTATION -- 0.9%
AAR Corp.                        5,000           75
Mesa Air Group, Inc.+            6,500           42
SkyWest, Inc.                    4,600          194
                                           --------
                                                311
                                           --------
--------------------------------------------------------------------------------
ALCOHOLIC BEVERAGES -- 0.5%
Canandaigua
  Brands, Inc., Class A+         3,400          171
                                           --------
--------------------------------------------------------------------------------
APPAREL -- 3.7%
Ashworth, Inc.+                  2,700           13
Brown Shoe Co., Inc.             3,300           34
Cone Mills Corp.+                5,000           27
Cyrk International, Inc.+        3,100           27
The Dixie Group, Inc.+           2,300            9
The Dress Barn, Inc.+            3,600           71
Footstar, Inc.+                  3,900          145
Goody's Family Clothing, Inc.+   6,300           41
Guilford Mills                   3,600           30
The Gymboree Corp.+              4,400           16
Haggar Corp.                     1,500           20
Hartmarx Corp.+                  5,600           14
J. Baker, Inc.                   2,700           18
Jan Bell Marketing, Inc.+        4,800           14
Jo-Ann Stores, Inc., Class A+    3,300           31
K-Swiss, Inc., Class A           2,100           31
Kellwood Co.                     4,900           84
Men's Wearhouse, Inc.+           7,600          163
Nautica Enterprises, Inc.+       6,300           71
OshKosh B'Gosh, Inc., Class A    2,300           37
Oxford Industries, Inc.          1,500           25
Phillips-Van Heusen Corp.        5,300           45
Pillowtex Corp.                  1,700            9
Quiksilver, Inc.+                4,200           79
Stride Rite Corp.                8,000           67
Wet Seal, Inc., Class A+         2,700           48
Wolverine World Wide, Inc.       7,800           94
                                           --------
                                              1,263
                                           --------

                               Number       Value
                              of Shares    (000s)
                              ---------   -----------
--------------------------------------------------------------------------------
AUTOMOTIVE PRODUCTS/MOTOR VEHICLES -- 2.6%
A.O. Smith Corp., Class B        4,300     $     88
Arctic Cat, Inc.                 5,000           50
Discount Auto Parts, Inc.+       3,200           34
Fleetwood Enterprises, Inc.      6,300           92
Group 1 Automotive, Inc.+        4,000           47
Monaco Coach Corp.+              3,600           59
Myers Industries, Inc.           3,810           53
Oshkosh Truck Corp.              3,200          101
Simpson Industries, Inc.         3,500           36
Spartan Motors, Inc.             1,200            5
Standard Motor Products, Inc.    2,500           28
TBC Corp.+                       3,900           21
Thor Industries, Inc.            2,300           62
Titan International, Inc.        4,000           27
Tower Automotive, Inc.+          8,900          139
Wynns International, Inc.        3,600           50
                                           --------
                                                892
                                           --------
--------------------------------------------------------------------------------
BANKS -- 6.5%
Anchor Bancorp Wisconsin, Inc.   4,900           77
Banknorth Group, Inc.            4,500          107
Centura Banks, Inc.              7,600          314
Community First Bankshares, Inc. 9,300          157
Cullen/Frost Bankers, Inc.      10,100          249
First Bancorp./Puerto Rico       5,400           95
First Midwest Bancorp, Inc.      7,700          192
MAF Bancorp., Inc.               4,400           82
Provident Bankshares Corp.       4,562           68
Riggs National Corp.             5,100           69
Silicon Valley Bancshares+       4,200          259
The South Financial Group, Inc.  4,400           61
Southwest Bancorp. of Texas,
  Inc.+                          5,100          100
Susquehanna Bancshares, Inc.     6,500           90
United Bankshares, Inc.          7,700          168
Whitney Holding Corp.            4,100          143
                                           --------
                                              2,231
                                           --------
--------------------------------------------------------------------------------
BUSINESS MACHINES & SOFTWARE-- 1.3%
Analogic Corp.                   2,400           98
Centigram
  Communications Corp.+          1,200           18
Digi International, Inc.+        2,900           16
Exabyte Corp.+                   4,400           21
Flow International Corp.+        2,600           29
Hanger Orthopedic Group, Inc.+   3,700           18
38
                               Number       Value
                              of Shares    (000s)
                              ---------   -----------
InaCom Corp.+                    6,940     $     11
Input/Output, Inc.+              9,800           72
Komag, Inc.+                    10,700           31
Systems & Computer
  Technology Corp.+              6,000          141
                                           --------
                                                455
                                           --------
--------------------------------------------------------------------------------
BUSINESS SERVICES -- 8.4%
Aaron Rents, Inc.                3,300           48
ABM Industries, Inc.             4,100          103
Actel Corp.+                     4,100          151
Analysts International Corp.     3,900           43
Angelica Corp.                   1,700           11
Billing Concepts Corp.+          7,300           39
Bowne & Co., Inc.                7,100           82
CDI Corp.+                       3,400           76
Cerner Corp.+                    6,300          139
Chemed Corp.                     2,000           60
Franklin Covey Co.+              3,200           29
G & K Services, Inc., Class A    3,600           88
HA-LO Industries, Inc.+          8,300           61
Information Resources, Inc.+     5,300           33
Insteel Industries, Inc.         1,700           10
Interim Services, Inc.+         11,500          197
Interpublic Group of Cos., Inc.  2,916          120
Kroll-O'Gara Co.+                3,500           27
Lason, Inc.+                     2,500           11
Nashua Corp.+                    2,000           16
National Data Corp.              6,100          169
New England Business
  Service, Inc.                  2,200           36
Orbital Sciences Corp.+          6,500           82
PAXAR Corp.+                     9,000           92
Performance Food Group Co.+      2,700           71
Primark Corp.+                   3,800          103
Priority Healthcare Corp.,
  Class B+                       4,100          227
S3, Inc.+                       14,300          201
SEACOR SMIT, Inc.+               2,200          135
StaffMark, Inc.+                 4,900           32
Teledyne Technologies, Inc.+     5,000           87
Tetra Technology, Inc.+          7,200          170
Tetra Technology, Inc.+          2,600           37
URS Corp.+                       2,400           31
Volt Information Sciences, Inc.+ 2,800           97
                                           --------
                                              2,914
                                           --------

                               Number       Value
                              of Shares    (000s)
                              ---------   -----------
--------------------------------------------------------------------------------
CHEMICAL -- 3.1%
Amcol International Corp.        5,100           83
Arch Chemicals, Inc.             4,100           81
Brady Corp., Class A             4,300          126
Cambrex Corp.                    4,600          189
Chemfirst, Inc.                  3,300           64
Lilly Industries, Inc., Class A  3,800           41
McWhorter Technologies, Inc.+    1,700           26
OM Group, Inc.                   4,400          202
Omnova Solutions, Inc.           7,900           47
Quaker Chemical Corp.            1,700           29
Tredegar Industries, Inc.        7,100          183
                                           --------
                                              1,071
                                           --------
--------------------------------------------------------------------------------
CONSTRUCTION -- 3.5%
Apogee Enterprises, Inc.         5,500           20
Building Materials Holding
  Corp.+                         1,900           19
D.R. Horton, Inc.               11,000          142
Florida Rock Industries, Inc.    3,600          117
Interface, Inc.                  8,600           31
Justin Industries, Inc.          4,700           86
Lawson Products, Inc.            2,000           48
Morrison Knudsen Corp.+         10,100           93
Oakwood Homes Corp.              7,400           22
Republic Group, Inc.             2,300           26
The Ryland Group, Inc.           2,400           48
Simpson Manufacturing, Inc.+     2,300          104
Standard Pacific Corp.           5,700           57
Stone & Webster, Inc.            2,600           34
Texas Industries, Inc.           3,900          127
Toll Brothers, Inc.+             7,000          152
U.S. Home Corp.+                 2,600           93
                                           --------
                                              1,219
                                           --------
--------------------------------------------------------------------------------
CONSUMER - DURABLE -- 2.3%
Bassett Furniture Industries,
  Inc.                           2,000           27
Champion Enterprises, Inc.+      8,200           58
Coachmen Industries, Inc.        3,000           46
Griffon Corp.+                   5,700           38
La-Z-Boy, Inc.                  11,700          184
National Presto Industries, Inc. 1,400           48
Royal Appliance Mfg. Co.+        3,500           18
Skyline Corp.                    1,500           31
SLI, Inc.                        6,800           97
Sturm, Ruger & Co., Inc.         5,300           53
Swiss Army Brands, Inc.+           700            4
                                                                              39

INSTITUTIONAL SELECT(TM)SMALL-CAP VALUE INDEX FUND
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                               Number       Value
                              of Shares    (000s)
                              ---------   -----------
Thomas Industries, Inc.          3,000     $     60
Toro Co.                         2,400           74
Windmere Durable Holdings, Inc.  4,000           64
                                           --------
                                                802
                                           --------
--------------------------------------------------------------------------------
CONSUMER - NONDURABLE -- 1.9%
A.T. Cross Co., Class A+         3,300           18
CKE Restaurants, Inc.            7,800           29
Consolidated Products, Inc.+     5,300           48
Department 56, Inc.+             2,900           26
Huffy Corp.                      2,100            9
IHOP Corp.+                      3,700           60
Landry's Seafood
  Restaurants, Inc.+             4,700           41
Luby's Cafeterias, Inc.          4,200           38
Panera Bread Co.+                2,300           19
Ruby Tuesday, Inc.               5,900          124
Russ Berrie & Co., Inc.          3,700           69
Ryan's Family Steak Houses,
  Inc.+                          7,000           68
Taco Cabana, Inc., Class A+      2,600           16
TCBY Enterprises, Inc.           4,500           27
The Marcus Corp.                 5,800           62
                                           --------
                                                654
                                           --------
--------------------------------------------------------------------------------
ELECTRONICS -- 10.8%
ADAC Laboratories+               4,000           60
Allen Telecom, Inc.+             5,200           92
Anixter International, Inc.+     7,100          239
Audiovox Corp., Class A+         3,900          134
Avid Technology, Inc.+           4,100           56
Belden, Inc.                     4,600          137
Benchmark Electronics, Inc.+     3,100          125
Cable Design Technologies Corp.+ 5,300          182
Checkpoint Systems, Inc.+        4,900           44
Coherent, Inc.+                  4,500          260
Esterline Technologies Corp.+    2,700           33
Gerber Scientific, Inc.          3,800           53
Hadco Corp.+                     2,600          214
Harman International
  Industries, Inc.               3,300          216
Harmon Industries, Inc.          2,000           35
Hutchinson Technology, Inc.+     4,600           59
Innovex, Inc.                    2,200           19
Intermagnetics General Corp.+    2,500           30
International Rectifier Corp.+  11,300          555

                               Number       Value
                              of Shares    (000s)
                              ---------   -----------
Itron, Inc.+                     2,000     $     11
Kent Electronics Corp.+          5,300          155
Park Electrochemical Corp.       1,900           49
Pioneer - Standard Electronics,
  Inc.                           5,200           80
Silicon Valley Group, Inc.+      6,300          180
Snyder Communications, Inc.+    13,500          321
SpeedFam-IPEC, Inc.+             5,600           89
Standard Microsystems Corp.+     3,000           39
SymmetriCom, Inc.+               2,900           34
Varian Medical Systems, Inc.+    5,800          232
                                           --------
                                              3,733
                                           --------
--------------------------------------------------------------------------------
ENERGY - RAW MATERIALS -- 2.4%
Barrett Resources Corp.+         6,100          194
Cabot Oil & Gas Corp., Class A   4,800           89
Dril-Quip, Inc.+                 3,200          130
Kirby Corp.+                     4,600           95
Louis Dreyfus Natural Gas Corp.+ 7,400          207
Offshore Logistics, Inc.+        4,100           50
Sitel Corp.+                     3,700           23
Southwestern Energy Co.          4,800           41
                                           --------
                                                829
                                           --------
--------------------------------------------------------------------------------
FOOD & AGRICULTURE -- 3.4%
Agribrands International, Inc.+  1,800           67
American Italian
  Pasta Co., Class A+            3,500           87
Chiquita Brands International,
  Inc.                          11,200           43
Corn Products International,
  Inc.                           6,900          166
Dimon, Inc.                      8,300           20
Earthgrains Co.                  7,600          107
Fleming Cos., Inc.               7,400          122
J & J Snack Foods Corp.+         1,700           27
Lindsay Manufacturing Co.        2,200           39
Michael Foods, Inc.              3,800           81
Mississippi Chemical Corp.       5,100           39
Nash - Finch Co.                 2,300           17
Ralcorp Holdings, Inc.+          5,900           81
Smithfield Foods, Inc.+         10,300          220
United Natural Foods, Inc.+      3,500           53
                                           --------
                                              1,169
                                           --------
--------------------------------------------------------------------------------
HEALTHCARE/DRUGS & MEDICINE -- 8.1%
Bindley Western Industries, Inc. 5,933          103
Conmed Corp.+                    2,800           73
Cooper Cos., Inc.                2,700           91
40

                               Number       Value
                              of Shares    (000s)
                              ---------   -----------
Coventry Health Care, Inc.+     11,100      $   118
Curative Health Services, Inc.+  1,900           11
Datascope Corp.                  2,800           93
Diagnostic Products Corp.        2,600           80
Dura Pharmaceuticals, Inc.+      7,600           99
Hologic, Inc.+                   3,000           23
Idexx Laboratories, Inc.+        6,900          181
Invacare Corp.                   5,700          152
Magellan Health Services, Inc.+  6,000           22
Medicis Pharmaceutical
  Corp., Class A+                5,700          249
Nature's Sunshine Products, Inc. 3,400           29
NBTY, Inc.+                     12,700          225
Orthodontic Centers of
  America, Inc.+                 9,100          193
Owens & Minor, Inc.              6,200           74
Parexel International Corp.+     4,900           44
Pediatrix Medical Group, Inc.+   2,200           18
Pharmaceutical Product
  Development, Inc.+             4,800           81
Regeneron Pharmaceuticals, Inc.+ 5,900          169
Respironics, Inc.+               5,700           93
Sierra Health Services, Inc.+    4,100           15
Sola International, Inc.+        3,700           17
Spacelabs Medical, Inc.+         1,300           15
Sunrise Medical, Inc.+           4,100           22
Syncor International Corp.+      2,100           87
Universal Health
  Services, Class B+             5,800          318
US Oncology, Inc.+              16,000           55
Vital Signs, Inc.                2,400           48
                                           --------
                                              2,798
                                           --------
--------------------------------------------------------------------------------
INSURANCE -- 2.8%
Delphi Financial
  Group, Inc., Class A+          3,745          108
Enhance Financial Services
  Group, Inc.                    6,600           67
First American Financial Corp.  12,100          187
Fremont General Corp.           12,100           70
Insurance Auto Auctions, Inc.+   2,200           37
Mutual Risk Management Ltd.      8,200          129
RLI Corp.                        1,900           61
SCPIE Holdings, Inc.             2,300           68

                               Number       Value
                              of Shares    (000s)
                              ---------   -----------
Selective Insurance Group, Inc.  5,200     $     98
Trenwick Group, Inc.             3,700           52
Zenith National Insurance Corp.  3,300           81
                                           --------
                                                958
                                           --------
--------------------------------------------------------------------------------
MEDIA -- 0.4%
Carmike Cinemas, Inc., Class A+  1,400            8
Consolidated Graphics, Inc.+     2,600           31
GC Cos., Inc.+                   1,500           49
Network Equipment
  Technologies, Inc.+            4,200           35
Thomas Nelson, Inc.              2,700           19
                                           --------
                                                142
                                           --------
--------------------------------------------------------------------------------
MISCELLANEOUS FINANCE -- 6.1%
AmeriCredit Corp.+              14,100          263
Cash America International, Inc. 4,600           41
Commercial Federal Corp.        10,800          168
Dain Rauscher Corp.              2,400          149
Downey Financial Corp.           5,400          161
Fidelity National Financial,
  Inc.                          12,400          183
Jefferies Group, Inc.            4,600          101
M.D.C. Holdings, Inc.            4,300           82
Midas, Inc.                      3,100           78
Morgan Keegan, Inc.              5,000           80
National Discount Broker
  Group, Inc.+                   3,300           96
Penford Corp.                    1,500           25
Radian Group, Inc.               7,000          357
Raymond James Financial, Inc.    8,900          179
Staten Island Bancorp., Inc.     7,600          131
                                           --------
                                              2,094
                                           --------
--------------------------------------------------------------------------------
NON-FERROUS METALS -- 2.5%
A.M. Castle & Co.                2,500           31
Brush Wellman, Inc.              3,100           57
Coeur d'Alene Mines Corp.        5,500           14
Commercial Metals Co.            2,700           79
Commonwealth Industries, Inc.    3,000           22
IMCO Recycling, Inc.             3,000           31
Mueller Industries, Inc.+        6,500          214
Reliance Steel & Aluminum Co.    5,300          122
RTI International Metals, Inc.+  3,900           41
Stillwater Mining Co.+           7,100          199
                                                                              41

INSTITUTIONAL SELECT(TM)SMALL-CAP VALUE INDEX FUND
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)
                               Number       Value
                              of Shares    (000s)
                              ---------   -----------
Wolverine Tube, Inc.+            2,300     $     34
                                           --------
                                                844
                                           --------
--------------------------------------------------------------------------------
OIL - DOMESTIC -- 4.3%
HS Resources, Inc.+              3,300           80
Newfield Exploration Co.+        7,800          317
Pogo Producing Co.               7,500          192
Pride International, Inc.+      11,300          256
Remington Oil & Gas Corp.+       4,100           18
St. Mary Land & Exploration Co.  2,100           71
Stone Energy Corp.+              3,400          161
Tuboscope Vetco
  International Corp.+           8,000          139
Vintage Petroleum, Inc.         11,600          231
                                           --------
                                              1,465
                                           --------
--------------------------------------------------------------------------------
OPTICAL & PHOTO -- 0.6%
BMC Industries, Inc.             5,200           26
CPI Corp.                        1,700           41
Photronics, Inc.+                4,500          150
                                           --------
                                                217
                                           --------
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 0.5%
Deltic Timber Corp.              2,400           53
Lydall, Inc.+                    2,800           25
Pope & Talbot                    2,900           61
Universal Forest Products, Inc.  3,400           46
                                           --------
                                                185
                                           --------
--------------------------------------------------------------------------------
PRODUCER GOODS & MANUFACTURING -- 6.9%
Applied Industrial
  Technologies, Inc.             3,700           64
Applied Power, Inc., Class A     7,400          212
AptarGroup, Inc.                 6,800          194
Astec Industries, Inc.+          3,600           90
Baldor Electric, Co.             6,800          126
Barnes Group, Inc.               3,500           59
BE Aerospace, Inc.+              3,900           29
Butler Manufacturing Co.         1,300           31
CLARCOR, Inc.                    4,600           83
Cuno, Inc.+                      3,100           84
Fedders Corp.                    6,800           40
Foster Wheeler Corp.             7,800           72
Gardner Denver, Inc.+            2,900           51
Hughes Supply, Inc.              4,000           61
IDEX Corp.                       5,500          172
Ionics, Inc.+                    2,800           66

                               Number       Value
                              of Shares    (000s)
                              ---------   -----------
JLG Industries, Inc.             7,700     $     73
Lennox International, Inc.       9,912           84
MascoTech, Inc.                  8,200           95
Material Sciences Corp.+         3,000           32
Oceaneering International, Inc.+ 4,500           78
Regal Beloit                     4,000           72
Robbins & Myers, Inc.            2,100           51
SPS Technologies, Inc.+          2,400           75
Standex International Corp.      2,300           38
Tenneco Automotive, Inc.         6,600           59
Ultratech Stepper, Inc.+         4,000           60
Valmont Industries, Inc.         4,500           89
Watsco, Inc.                     5,500           71
Watts Industries, Inc., Class A  4,900           66
                                           --------
                                              2,377
                                           --------
--------------------------------------------------------------------------------
RETAIL -- 4.8%
Ames Department Stores, Inc.+    5,500           99
AnnTaylor Stores Corp.+          5,600          116
The Bombay Co., Inc.+            6,300           23
Books-A-Million, Inc.+           3,000           12
Casey's General Stores, Inc.     9,600          112
The Cato Corp., Class A          5,100           54
DEMARK International, Inc.,
  Class A+                       1,100           29
Enesco Group                     2,500           11
Gottschalks, Inc.+               2,400           14
Hancock Fabrics, Inc.            3,500           14
Lillian Vernon Corp.             1,700           16
Michaels Stores, Inc.+           5,800          229
Pep Boys-Manny, Moe, & Jack     10,000           63
Pier 1 Imports, Inc.            18,300          208
ShopKo Stores, Inc.+             5,400           97
Stein Mart, Inc.+                8,700           78
United Stationers, Inc.+         6,400          214
Zale Corp.+                      6,600          272
                                           --------
                                              1,661
                                           --------
--------------------------------------------------------------------------------
STEEL -- 0.7%
Amcast Industrial Corp.          1,700           15
Birmingham Steel Corp.           5,800           25
Intermet Corp.                   4,300           32
Quanex Corp.                     2,700           44
Steel Dynamics, Inc.+            8,700           99
Steel Technologies, Inc.         2,100           17
WHX Corp.+                       2,800           19
                                           --------
                                                251
                                           --------
42

                               Number       Value
                              of Shares    (000s)
                              ---------   -----------
--------------------------------------------------------------------------------
TELEPHONE -- 0.5%
Brightpoint, Inc.+              10,100     $    119
General Communication, Inc.+     9,200           46
                                           --------
                                                165
                                           --------
--------------------------------------------------------------------------------
TOBACCO -- 0.1%
Schweitzer-Mauduit
  International, Inc.            2,800           41
                                           --------
--------------------------------------------------------------------------------
TRAVEL & RECREATION -- 1.7%
Anchor Gaming, Inc.+             2,100           85
Aztar Corp.+                     8,200           98
Central Parking Corp.            6,900          177
K2, Inc.+                        3,500           25
Pinnacle Entertainment, Inc.+    4,900           98
Prime Hospitality Corp.+         9,400           87
The Sports Authority, Inc.+      6,400           18
                                           --------
                                                588
                                           --------
--------------------------------------------------------------------------------
TRUCKING & FREIGHT -- 3.2%
American Freightways Corp.+      6,100          114
Arkansas Best Corp.+             3,800           49
Circle International Group, Inc. 3,300           88
Fritz Cos., Inc.+                6,900           66
Frozen Food Express
  Industries, Inc.               3,000           10
Heartland Express, Inc.+         5,900          100
M.S. Carriers, Inc.+             2,200           52
Rollins Truck Leasing Corp.      9,900           98
US Freightways Corp.             5,000          233
Wabash National Corp.            3,900           57
Werner Enterprises, Inc.         8,800          165
Yellow Corp.+                    4,700           90
                                           --------
                                              1,122
                                           --------
--------------------------------------------------------------------------------
UTILITIES - ELECTRIC & GAS-- 4.9%
American States Water Co.        1,700           51
Atmos Energy Corp.               5,400           86
Bangor Hydro-Electric Co.        1,400           23
Cascade Natural Gas Corp.        2,100           34

                               Number       Value
                              of Shares    (000s)
                              ---------   -----------
Central Vermont Public
  Service Corp.                  2,200     $     24
CH Energy Group, Inc.            2,900           96
Energen Corp.                    5,600          103
Green Mountain Power Corp.         600            4
New Jersey Resources Corp.       3,400          137
Northwest Natural Gas Co.        4,600          101
Northwestern Public Services Co. 4,400          101
Piedmont Natural Gas Co., Inc.   5,600          158
Southern Union Co.+              8,957          154
Southwest Gas Corp.              5,400          103
Unisource Energy Corp.           3,000           49
United Illuminating Co.          2,600          120
United Water Resources, Inc.     7,300          254
Veritas DGC, Inc.+               4,600          110
                                           --------
                                              1,708
                                           --------
TOTAL COMMON STOCK
  (Cost $33,105)                             34,457
                                           --------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.6%
Provident Institutional
  TempFund, 5.74%*             220,996          221
                                           --------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $221)                                   221
                                           --------
TOTAL INVESTMENTS -- 100.4%
  (Cost $33,326)                             34,678
                                           --------
OTHER ASSETS AND LIABILITIES, NET -- (0.4%)
  Other assets                                1,786
  Liabilities                                (1,931)
                                           --------
                                               (145)
                                           --------
TOTAL NET ASSETS -- 100.0%                  $34,533
                                           ========

SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.
                                                                              43

NOTES TO SCHEDULES OF INVESTMENTS
April 30, 2000 (Unaudited)
+ Non-income producing security.

*    Interest rate represents the yield on report date.
ADR -- American Depository Receipt.
(a)  Yields shown are effective yields at time of purchase.
(b) These securities, or portion thereof, are being used to collateralize open futures contracts.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
44

STATEMENTS OF ASSETS AND LIABILITIES (in thousands)
April 30, 2000 (Unaudited)

                                                                       Institutional Select(TM) Funds
                                                                 ------------------------------------------
                                                                                 Large-Cap       Small-Cap
                                                                      S&P 500   Value Index     Value Index
                                                                      -------  ------------    ------------
ASSETS
Investments, at value (Cost: $314,107, $101,900,
   and $33,326, respectively)                                         $342,488      $103,632        $34,678
Cash held as collateral for securities on loan (see Note 6)             30,010         9,138          1,673
Receivables:
   Fund shares sold                                                        637             8             57
   Dividends                                                               259           113             20
   Interest                                                                 23             6             --
   Securities lending income                                                 2             1              1
   Advisory reimbursement to fund                                           --             7             21
Prepaid expenses                                                            38            38             14
                                                                      --------      --------        -------
     Total assets                                                      373,457       112,943         36,464
                                                                      --------      --------        -------
LIABILITIES
Collateral held for securities on loan (see Note 6)                     30,010         9,138          1,673
Payables:
   Investments purchased                                                 2,283           845             79
   Borrowings on line of credit (see Note 5)                                --            --            138
   Variation margin                                                         11             2             --
   Transfer agency and shareholder service fees                              1             2             --
Accrued expenses                                                            45           100             41
                                                                      --------      --------        -------
     Total liabilities                                                  32,350        10,087          1,931
                                                                      --------      --------        -------
Net assets applicable to outstanding shares                           $341,107      $102,856        $34,533
                                                                      ========      ========        =======
NET ASSETS CONSIST OF:
Paid-in capital                                                       $313,585      $100,187        $33,514
Undistributed net investment  income                                     1,109           500             89
Accumulated net realized gain (loss) on investments
sold and futures contracts                                              (2,072)          415           (422)
Net unrealized appreciation on investments and futures
contracts                                                               28,485         1,754          1,352
                                                                      --------      --------        -------
                                                                      $341,107      $102,856        $34,533
                                                                      ========      ========        =======
PRICING OF SHARES:
Outstanding shares, $0.00001 par value (unlimited shares authorized)    29,951         9,595          3,362
Net asset value, offering and redemption price per share                $11.39        $10.72         $10.27

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (in thousands)
For the six months ended April 30, 2000 (Unaudited)

                                                                       Institutional Select(TM) Funds
                                                                 -------------------------------------------
                                                                                 Large-Cap      Small-Cap
                                                                   S&P 500      Value Index    Value Index
                                                                  ----------    -----------    -----------
Investment income:
   Dividends (net of foreign tax withheld of $2, $1, and
     $0, respectively)                                              $ 1,663        $  773         $  193
   Interest                                                             192            51              9
   Securities lending                                                    27             7              6
                                                                    -------        ------         ------
     Total investment income                                          1,882           831            208
Expenses:
   Investment advisory and administration fees                          281            87             41
   Transfer agency and shareholder service fees                         146            44             17
   Custodian fees                                                        44            94             41
   Portfolio accounting fees                                             20             6              2
   Registration fees                                                     14             3              5
   Professional fees                                                     11             1              5
   Shareholder reports                                                    5            16              5
   Trustees' fees                                                         3             2              3
   Interest expense                                                       1            --              1
   Proxy fees                                                             8             3              2
   Other expenses                                                         4             3              1
                                                                    -------        ------         ------
                                                                        537           259            123
Less:expenses reduced (see Note 4)                                     (309)         (147)           (86)
                                                                    -------        ------         ------
     Net expenses incurred by fund                                      228           112             37
                                                                    -------        ------         ------
Net investment income                                                 1,654           719            171
                                                                    -------        ------         ------
Net realized gain (loss) on investments and futures contracts:
     Net realized gain (loss) on investments sold                    (1,881)          472           (476)
     Net realized gain (loss) on futures contracts                      (46)          (45)            48
                                                                    -------        ------         ------
       Net realized gain (loss) on investments and futures
         contracts                                                   (1,927)          427           (428)
                                                                    -------        ------         ------
Change in net unrealized appreciation (depreciation) on investments and futures contracts:
     Net unrealized appreciation on investments                      18,215         1,263          3,146
     Net unrealized appreciation (depreciation) on futures
      contracts                                                         (30)           12             14
                                                                    -------        ------         ------
       Net unrealized appreciation on investments and futures
         contracts                                                   18,185         1,275          3,160
                                                                    -------        ------         ------
Net gain on investments                                              16,258         1,702          2,732
                                                                    -------        ------         ------
Increase in net assets resulting from operations                    $17,912        $2,421         $2,903
                                                                    =======        ======         ======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (in thousands)

                                                                Institutional Select(TM) Funds
                                             ----------------------------------------------------------------------
                                                                            Large-Cap            Small-Cap
                                                      S&P 500              Value Index          Value Index
                                             ----------------------- ---------------------- -----------------------
                                              Six months              Six months              Six months
                                                 ended     Period        ended     Period       ended      Period
                                               04/30/00     ended      04/30/00     ended     04/30/00      ended
                                              (Unaudited)  10/31/99+  (Unaudited) 10/31/99+  (Unaudited)  10/31/99+
                                             ------------ ---------- ------------ --------- ------------  ---------
Operations:
   Net investment income                      $  1,654     $ 1,563     $  719     $  573    $   171      $   221
   Net realized gain (loss) on investments
     and futures contracts                      (1,927)        309        427        873       (428)       1,310
   Net unrealized appreciation (depreciation)
     on investments and futures contracts       18,185      10,300      1,275        479      3,160       (1,808)
                                              --------    --------   --------    -------   --------      -------
   Increase (decrease) in net assets resulting
     from operations                            17,912      12,172      2,421      1,925      2,903         (277)
                                              --------    --------   --------    -------   --------      -------
Dividends and distributions:
   Dividends to shareholders from
     net investment income                      (2,118)         --       (801)        --       (303)          --
   Distributions to shareholders
     from net capital gains                       (454)         --       (885)        --     (1,304)          --
                                              --------    --------   --------    -------   --------      -------
Total dividends and distributions
     to shareholders                            (2,572)         --     (1,686)        --     (1,607)          --

Capital share transactions:
   Proceeds from shares sold                   135,039     245,377     46,187     73,458      9,827       33,450
   Net asset value of shares issued in
     reinvestment of dividends                   2,148          25      1,533         11      1,280            7
   Early withdrawal fees (see Note 8)               17          --         18         --         12           --
   Payments for shares redeemed                (49,913)    (19,098)   (17,102)    (3,909)    (9,526)      (1,536)
                                              --------    --------   --------    -------   --------      -------
   Increase in net assets from capital
     share transactions                         87,291     226,304     30,636     69,560      1,593       31,921
                                              --------    --------   --------    -------   --------      -------
Total increase in net assets                   102,631     238,476     31,371     71,485      2,889       31,644

Net assets:
   Beginning of period                         238,476          --     71,485         --     31,644           --
                                              --------    --------   --------    -------   --------      -------
   End of period (including undistributed
     net investment income of $1,109,
     $1,563, $500, $573, $89, and $221,
     respectively)                            $341,107    $238,476   $102,856    $71,485    $34,533      $31,644
                                              ========    ========   ========    =======    =======      =======
Number of fund shares:
   Sold                                         12,091      24,038      4,398      7,066        999        3,351
   Reinvested                                      193          --        148         --        134           --
   Redeemed                                     (4,543)     (1,828)    (1,646)      (371)      (970)        (152)
                                              --------    --------   --------    -------   --------      -------
   Net increase in shares outstanding            7,741      22,210      2,900      6,695        163        3,199

Shares outstanding:
   Beginning of period                          22,210          --      6,695         --      3,199           --
                                              --------    --------   --------    -------   --------      -------
   End of period                                29,951      22,210      9,595      6,695      3,362        3,199
                                              ========    ========   ========    =======   ========      =======

+ For the period from February 1, 1999 (commencement of operations) to October 31, 1999.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                          11/1/99-    2/1/99*-
 INSTITUTIONAL SELECT(TM)                                 4/30/00    10/31/99
 S&P 500 FUND                                           (Unaudited)
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period                      10.74       10.00
                                                          ----------------------
 Income from investment operations:
    Net investment income                                    0.06        0.07
    Net realized and unrealized gain on investments          0.70        0.67
                                                          ----------------------
    Total income from investment operations                  0.76        0.74
Less distributions:
    Dividends from net investment income                    (0.09)         --
    Distributions from capital gains                        (0.02)         --
                                                          ----------------------
    Total distributions                                     (0.11)         --
                                                          ----------------------
NET ASSET VALUE AT END OF PERIOD                            11.39       10.74
                                                          ----------------------
Total return (%)                                             7.08(1)     7.40(1)

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------

 Ratio of net operating expenses to average net assets       0.15(2,3)   0.13(2)
 Expense reductions reflected in above ratio                 0.21(2)     0.42(2)
 Ratio of net investment income to average net assets        1.13(2)     1.37(2)
 Portfolio turnover rate                                        4           1
 Net assets, end of period ($ x 1,000)                    341,107     238,476



(*) Commencement of operations.
(1) Not annualized.
(2) Annualized.
(3) Would have been 0.16% if certain non-routine expenses had been included.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                        11/1/99-      2/1/99*-
 INSTITUTIONAL SELECT(TM)                               4/30/00      10/31/99
 LARGE-CAP VALUE INDEX FUND                           (Unaudited)
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period                     10.68        10.00
                                                          ----------------------
 Income from investment operations:

    Net investment income                                   0.08         0.09
    Net realized and unrealized gain on investments         0.19         0.59
                                                          ----------------------
    Total income from investment operations                 0.27         0.68
Less distributions:
    Dividends from net investment income                   (0.11)          --
    Distributions from capital gains                       (0.12)          --
                                                          ----------------------
    Total distributions                                    (0.23)          --
NET ASSET VALUE AT END OF PERIOD                           10.72        10.68
                                                          ----------------------
Total return (%)                                            2.59(1)      6.80(1)

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratio of net operating expenses to average net assets       0.25(2,3)    0.21(2)
Expense reductions reflected in above ratio                 0.33(2)      0.49(2)
Ratio of net investment income to average net assets        1.65(2)      1.62(2)
Portfolio turnover rate                                       15           19
Net assets, end of period ($ x 1,000)                    102,856       71,485

(*) Commencement of operations.
(1) Not annualized.
(2) Annualized.
(3) Would have been 0.26% if certain non-routine expenses had been included.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                             49

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                         11/1/99-    2/1/99*-
 INSTITUTIONAL SELECT(TM)                                4/30/00    10/31/99
 SMALL-CAP VALUE INDEX FUND                            (Unaudited)

PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period                      9.89       10.00
                                                          ----------------------
 Income from investment operations:
    Net investment income                                   0.05        0.07
    Net realized and unrealized gain (loss)
        on investments                                      0.82       (0.18)
                                                          ----------------------
    Total income (loss) from investment operations          0.87       (0.11)
                                                          ----------------------
Less distributions:
    Dividends from net investment income                   (0.09)        --
    Distributions from capital gains                       (0.40)        --
                                                          ----------------------
    Total distributions                                    (0.49)        --
NET  ASSET VALUE AT END OF PERIOD                          10.27       9.89
--------------------------------------------------------------------------------
    Total return (%)                                        9.21(1)    (1.10)(1)
RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------

Ratio of net operating expenses to average net assets       0.21(2,3)   0.00(2)
Expense reductions reflected in above ratio                 0.52(2)     0.98(2)
Ratio of net investment income to average net assets        1.03(2)     1.25(2)
Portfolio turnover rate                                       44          38
Net assets, end of period ($ x 1,000)                     34,533      31,644


(*) Commencement of operations.
(1) Not annualized.
(2) Annualized.
(3) Would have been 0.22% if certain non-routine expenses had been included.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
For the six months ended April 30, 2000 (Unaudited)
(All currency amounts are in thousands unless otherwise noted.)

1.  DESCRIPTION OF THE FUNDS

The Institutional Select(TM) S&P 500 Fund, Institutional Select(TM) Large-Cap Value Index Fund and Institutional Select(TM) Small-Cap Value Index Fund (the "funds") are series of Schwab Capital Trust (the "trust"), a no-load, open-end, investment management company organized as a Massachusetts business trust on May 7, 1993, and registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In addition to the funds, the trust also offers the Schwab Total Stock Market Index Fund(TM), Schwab S&P 500 Fund, Schwab Small-Cap Index Fund(R), Schwab International Index Fund(R), Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio, Schwab MarketTrack Conservative Portfolio, Schwab MarketTrack All Equity Portfolio, Schwab Analytics Fund(R), Schwab MarketManager Growth Portfolio, Schwab MarketManager Balanced Portfolio, Schwab MarketManager Small Cap Portfolio and Schwab MarketManager International Portfolio. The assets of each series are segregated and accounted for separately.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION -- Investments in securities traded on an exchange or in the over-the-counter market are valued at the last-quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Securities for which no quotations are readily available are valued at fair value as determined by the funds' investment adviser pursuant to guidelines adopted in good faith by the Board of Trustees. Futures contracts, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term securities with 60 days or less to maturity are stated at amortized cost, which approximates market value.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAINS (LOSSES) -- Security transactions are accounted for on a trade-date basis (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income (including accretion of discount) is recorded on the accrual basis. Realized gains and losses from security transactions are determined on an identified cost basis.

FUTURES CONTRACTS -- The funds may invest in futures contracts. The funds are required to deposit with the broker an amount of cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." The "variation margin" represents the daily fluctuation in the value of the contract. When the contract is closed, the funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

The funds will invest in these instruments to participate in the return of an index. The use of futures contracts involves certain risks, which include (1) imperfect correlation between the price movement of the contracts and the underlying securities, or (2) inability to close out positions due to different trading hours, or the temporary absence of a liquid market, for either the contract or underlying securities. These risks may involve amounts exceeding the amount recognized in each fund's statement of operations at any given time.

As of April 30, 2000, the Institutional Select(TM) S&P 500 Fund and the Institutional Select(TM) Large-Cap Value Index Fund had the following open Index futures contracts:

                                                    Type of         Number of     Contract                     Unrealized
Fund                                                Contract        Contracts      Value       Expiration     Appreciation
----                                               ----------       ----------   ----------    ----------     ------------
Institutional Select S&P 500 Fund                  S&P 500 Index       4           $1,460        6/16/00          $104
Institutional Select Large-Cap Value Index Fund    S&P 500 Index       1              365        6/16/00            22

The eligible securities on deposit with brokers available to cover margin requirements for open futures positions at April 30, 2000, were $298 and $40, respectively, for the Institutional Select S&P 500 Fund and the Institutional Select Large-Cap Value Index Fund. The funds have segregated short-term investments and other securities for the remaining portion of the contract value.

EXPENSES -- Expenses arising in connection with a fund are charged directly to that fund. Expenses common to all series of the trust are generally allocated to each series in proportion to their relative net assets.

FEDERAL INCOME TAXES -- It is each fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each fund is considered a separate entity for tax purposes.

The aggregate unrealized appreciation and depreciation for securities held by the funds at April 30, 2000, which was substantially the same for financial reporting and federal income tax purposes, was as follows:

                                                         Net Unrealized       Appreciated        Depreciated
      Fund                                                Appreciation        Securities         Securities
      --------                                            ------------        ----------        ------------
      Institutional Select S&P 500 Fund                      $28,485            $58,572           $(30,087)
      Institutional Select Large-Cap Value Index Fund          1,754             11,294             (9,540)
      Institutional Select(TM)Small-Cap Value Index Fund       1,352              5,728             (4,376)

RECLASSIFICATIONS -- Generally accepted accounting principles require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

On the statements of assets and liabilities, the following reclassifications were made:

                                                        Undistributed
                                                       Net Investment
   Portfolio                                              Income          Paid-In Capital
   ------                                               ------------       ------------
   Institutional Select(TM)S&P 500 Fund                    $10                $(10)
   Institutional Select(TM)Large-Cap Value Index Fund        9                  (9)


3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT -- The trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "investment adviser"). For advisory services and facilities furnished, the Institutional Select S&P 500 Fund pays an annual fee, payable monthly, of 0.18% of the first $1 billion of average daily net assets and 0.15% of such net assets over $1 billion, the Institutional Select Large-Cap Value Index Fund pays 0.20% of the first $1 billion of average daily net assets and 0.18% of such net assets over $1 billion and the Institutional Select(TM) Small-Cap Value Index Fund pays 0.25% of the first $1 billion of average daily net assets and 0.23% of such net assets over $1 billion. The investment adviser has waived or reduced its fee for the six months ended April 30, 2000 (see Note 4).

Prior to February 29, 2000, the Institutional Select S&P 500 Fund and the Institutional Select Large-Cap Value Index Fund paid an annual fee, payable monthly, of 0.20% of the first $1 billion of average daily net assets and 0.18% of such net assets over $1 billion for advisory services and facilities furnished.

TRANSFER AGENCY AND SHAREHOLDER SERVICE AGREEMENTS -- The trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of each Fund's average daily net assets for transfer agency services and 0.05% of such net assets for shareholder services. Schwab has waived or reduced a portion of its transfer agency and shareholder service fees for the six months ended April 30, 2000 (see Note 4).

OFFICERS AND TRUSTEES -- Certain officers and trustees of the trust are also officers and/or directors of the investment adviser and/or Schwab. During the period ended April 30, 2000, the trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the 1940 Act. The funds incurred fees aggregating $8 related to the trust's unaffiliated trustees.

As of April 30, 2000, the Institutional Select S&P 500 Fund held common stock of the Charles Schwab Corp., an affiliated issuer, with a current value of $997.

NOTES TO FINANCIAL STATEMENTS (concluded)

4.  EXPENSES REDUCED AND ABSORBED BY THE INVESTMENT ADVISER AND SCHWAB

The investment adviser and Schwab guarantee that, through at least December 31, 2005, total operating expenses of Institutional Select(TM) S&P 500 Fund, Institutional Select(TM) Large-Cap Value Index Fund and Institutional Select(TM) Small-Cap Value Index Fund will not exceed 0.15%, 0.25% and 0.32%, respectively, of each fund's average daily net assets, after waivers and reimbursements. For the purpose of this guarantee, operating expenses do not include interest, taxes and certain non-routine expenses. The operating expense ratio for the six months ended April 30, 2000 did include non-routine expenses.

For the six months ended April 30, 2000, the total of such fees and expenses reduced by the investment adviser was $222, $87, and $41, respectively, for the Institutional Select S&P 500 Fund, Institutional Select Large-Cap Value Index Fund and Institutional Select Small-Cap Value Index Fund. In addition, the total expenses reimbursed by the investment adviser was $20 and $39, respectively, for the Institutional Select Large-Cap Value Index Fund and Institutional Select Small-Cap Value Index Fund. The total of such fees reduced by Schwab was $87, $40, and $6, respectively, for the Institutional Select S&P 500 Fund, Institutional Select Large-Cap Value Index Fund and Institutional Select Small-Cap Value Index Fund.

5.  BORROWING AGREEMENTS

The trusts have both committed and uncommitted lines of credit arrangements with PNCBank N.A., Bank of America NT & SA and The Bank of New York, whereby the trusts may borrow on behalf of the funds, as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes. The trusts may borrow in an aggregate amount of up to $150 million from PNC Bank N.A., $133 million from Bank of America NT &SA and $183 million from The Bank of New York. Amounts borrowed under these arrangements bear interest at periodically negotiated rates. The funds also pay annual fees for the unused balance of the committed line of credit. During the reporting period, the funds only borrowed against the uncommitted lines of credit. As of April 30, 2000, the Institutional Select Small-Cap Value Index Fund had $138 in borrowings with an interest rate of 6.438%, and the balance was repaid on May 1, 2000.

6.  SECURITIES LENDING

The Institutional Select(TM) S&P 500 Fund, Institutional Select(TM) Large-Cap Value Index Fund and Institutional Select(TM) Small-Cap Value Index Fund loaned securities to certain brokers, dealers and other financial institutions who paid the funds negotiated lenders' fees. The funds received cash collateral, letters of credit or U.S. Government securities against the loaned securities in an amount equal to 102% of the market value of the loaned securities at the inception of each loan. The loans were and at all times will be collateralized in an amount equal to at least 100% of the market value of the securities loaned.

                                                         Market Value of      Market Value of
         Fund                                            Securities Loaned       Collateral
         ----                                            ----------------      ---------------
         Institutional Select S&P 500 Fund                   $29,253              $30,010
         Institutional Select Large-Cap Value Index Fund       8,876                9,138
         Institutional Select Small-Cap Value Index Fund       1,595                1,673


7.  INVESTMENT TRANSACTIONS

Purchases, sales and maturities of investment securities, other than short-term obligations and U.S. Government securities, for the six months ended April 30, 2000, were as follows:

                                                                             Proceeds of Sales
              Fund                                              Purchases      and Maturities
              --------                                         -----------    ---------------
              Institutional Select S&P 500 Fund                  $99,205          $10,803
              Institutional Select Large-Cap Value Index Fund     42,475           12,638
              Institutional Select Small-Cap Value Index Fund     15,586           14,672

8.  EARLY WITHDRAWAL FEES

The early withdrawal fees are retained by the funds and are treated as a contribution to capital.

                                                             Early withdrawal fees on      Early withdrawal
              Fund                                              redemption proceeds+      fees as of 4/30/00
              --------                                         ----------------------     ------------------
              Institutional Select S&P 500 Fund                         0.25%*                $17
              Institutional Select Large-Cap Value Index Fund           0.50%*                 18
              Institutional Select Small-Cap Value Index Fund           0.75%                  12

+Attributable to shares purchased and held less than 180 days.
*Effective 05/01/00, the early withdrawal fees have been changed to 0.75%.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

INSTITUTIONAL SELECT-TM- FUNDS

FUNDS DESIGNED TO MEET YOUR NEEDS

The Institutional Select Funds were designed with input from Investment Managers, who indicated a need for low-cost, tax-efficient index fund alternatives.

At Charles Schwab Investment Management, Inc. (CSIM), our goal is to understand the needs of our clients and then design investment tools that meet those needs. Through targeted research, we learned that our clients want low-cost index fund alternatives that are managed with an emphasis on tax efficiency and offer accurate tracking potential and a proven management team. The Institutional Select Funds are a direct result of that research, and offer real advantages designed specifically for institutional-type investors.

CSIM--THE RIGHT RESOURCES FOR INVESTMENT ADVISERS

When we began in 1989, CSIM's primary focus was the retail customer, and today--with more than 40 fund products, five million
SchwabFunds-Registered Trademark- shareholder and more than $110 billion in assets under management--we are a market leader.

Today, Investment Managers represent a large and growing part of the overall customer base for Charles Schwab & Co., Inc. (Schwab). The Institutional Select Funds are the first of what we hope will be many new CSIM funds that will provide high quality, cost-efficient portfolios for Investment Managers and their clients. We will continue to work closely with Investment Managers nationwide, with a view to provide them with the best institutional investment tools.

CSIM serves as the investment adviser to the SchwabFunds, and is an affiliate of Schwab. Schwab is the distributor for the Institutional Select Funds and SchwabFunds. The Charles Schwab Corporation is the parent company of CSIM and Schwab.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

INSTITUTIONAL SELECT-TM- FUNDS
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104

INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc.
P.O. Box 7575, San Francisco, CA 94120-7575

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

-C-2000 Charles Schwab & Co., Inc.
All rights reserved, Member SIPC/NYSE.

Printed on recycled paper. MKT-3995-1 (6/00)